                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03833

                          MAINSTAY VP SERIES FUND, INC.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E.H. Morrison, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 576-7000

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 06/30/05


ITEM 1. REPORTS TO STOCKHOLDERS.

            [INSERT REPORT HERE]

A MESSAGE FROM
THE CHAIRMAN

The U.S. stock market was relatively volatile during the first six months of 2005 and, as measured by the S&P 500 Index, closed the period slightly below where it started. High oil prices and geopolitical concerns continued to affect the market, but the economic picture brightened when early estimates for first-quarter real gross domestic product were progressively raised in May and June. Overall, the U.S. stock market traded in a relatively narrow range and spent most of the first half of the year below where it began. International stocks in general also declined during the first six months of 2005.

The Federal Reserve raised the federal funds target rate (a key short-term interest rate) four times during the first half of 2005--in February, March, May, and June--with a 25 basis point increase on each occasion. (A basis point is one-hundredth of one percentage point.) At the end of June, the targeted federal funds rate stood at 3.25%. Although inflation spiked in March, overall, the inflation rate remained relatively modest during the first half of the year.

As it happened, the rise in short-term interest rates was not matched at the longer-maturity end of the yield curve, where steady inflows from foreign investors helped support bond prices. That was good news for bond investors, who generally earned positive returns over the first six months of 2005. Emerging-market debt also turned in a strong performance for the first half of the year.

As is our practice, each Portfolio of MainStay VP Series Fund, Inc. pursued its investment objective by consistently seeking to apply an established investment approach. While markets and Portfolio results may vary, we believe that investors appreciate knowing that their investments are being managed according to well-established disciplines that are designed to seek competitive performance over full market cycles. With careful attention to the investment strategies and investment processes outlined in the Prospectus, we seek to avoid style drift and keep our Portfolios on course in all market environments.

The reports that follow discuss in greater detail the specific market conditions and management decisions that affected the Portfolios in the first half of 2005. We are pleased that you have selected MainStay VP Series Fund, Inc. as part of your long-term investment program. We hope that as you review these results, you will measure them in the context of your longer-term goals and lifetime financial objectives.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt
Chairman of the Board
and Chief Executive Officer
MainStay VP Series Fund, Inc.
July 2005

                                                   www.mainstayfunds.com     M-1

DEFINITION OF INDICES

THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES, SERVICE PROVIDERS, AND REFERENCE RATES CITED THROUGHOUT THE PORTFOLIO INVESTMENT AND PERFORMANCE COMPARISONS AND PORTFOLIO MANAGER COMMENTARIES (PAGES M-4 THROUGH M-122) IMMEDIATELY FOLLOWING THIS SECTION. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT AN INVESTMENT CANNOT BE MADE DIRECTLY INTO AN INDEX OR AN AVERAGE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RESULTS FOR SECURITIES INDICES ASSUME REINVESTMENT OF ALL INCOME AND CAPITAL GAINS.

Securities in each Portfolio will not precisely match those in the Index, and as a result, performance of the Portfolio will differ.

BALANCED COMPOSITE INDEX is comprised of the Russell Midcap(R) Value Index and the Merrill Lynch Corporate and Government 1-10 Years Bond Index weighted 60%/40%. The Russell Midcap(R) Value Index is an unmanaged index that Measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all income and capital gains. The Fund's Balanced Composite Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index or a composite.

CREDIT SUISSE FIRST BOSTON(TM) HIGH YIELD INDEX is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's. The Index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes.

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX (the "Aggregate Index") is an unmanaged index that includes the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be investment-grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $150 million.

LEHMAN BROTHERS(R) GOVERNMENT BOND INDEX is an unmanaged index comprised of U.S. government and agency issues as well as investment-grade fixed-rate debt securities.

LIBOR--LONDON INTERBANK OFFERED RATE is the rate that the most creditworthy international banks dealing in Eurodollars charge each other for large loans. The LIBOR rate is usually the base for other large Eurodollar loans to less creditworthy corporate and government borrowers.

LIPPER INC. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

LIPPER MONEY MARKET FUNDS INDEX tracks the performance of the 30 largest money-market funds, adjusted for the reinvestment of capital gain and income distributions. You cannot invest directly in an index.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with dividends and capital gains reinvested. Results do not reflect any deduction of sales charges.

MERRILL LYNCH ALL CONVERTIBLE SECURITIES INDEX is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million.

MERRILL LYNCH CORPORATE AND GOVERNMENT MASTER INDEX is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST INDEX--THE MSCI EAFE(R) INDEX--is an unmanaged free float-adjusted market-capitalization index that is designed to measure developed-market equity performance, excluding the United States and Canada. As of December 2003, the MSCI EAFE(R) Index consisted of the following 21 developed-market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

NASDAQ COMPOSITE INDEX is an unmanaged, market-value weighted index that measures all Nasdaq domestic and non-U.S. based common stocks listed on The NASDAQ Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. An investment cannot be made directly into an index.

RUSSELL 1000(R) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index based on total market capitalization. The Index does not reflect fees or expenses.

RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect fees or expenses.

 M-2   MainStay VP Series Fund, Inc.

RUSSELL 1000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2000(R) INDEX is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The Index does not reflect fees or expenses.

RUSSELL 2000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2500(TM) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index. The Index does not reflect fees or expenses.

RUSSELL 3000(R) INDEX is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect fees or expenses.

RUSSELL MIDCAP(R) INDEX is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index. The Index does not reflect fees or expenses.

RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and high forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Index does not reflect fees or expenses.

RUSSELL MIDCAP(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Index does not reflect fees or expenses.

S&P 500/BARRA VALUE(R) INDEX is an unmanaged capitalization-weighted index of all stocks in the S&P 500(R) Index that have higher book-to-price ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500(R) Index is in the S&P 500/Barra Value(R) Index.

S&P MIDCAP 400(R) INDEX is an unmanaged market-value weighted index that consists of 400 domestic common stocks chosen for market size, liquidity, and industry-group representation and is generally considered representative of the market for domestic midcap stocks. Results assume reinvestment of all income and capital gains.

THE S&P SMALLCAP 600(R) INDEX is an unmanaged index and is widely recognized as the standard for measuring small-cap U.S. stock market performance.

THE S&P SMALLCAP 600(R)/BARRA GROWTH INDEX is an unmanaged index consisting of those S&P SmallCap 600(R) stocks with lower book-to-price ratios. The S&P SmallCap 600(R)/Barra Value Index is an unmanaged index consisting of those S&P SmallCap 600(R) stocks with higher book-to-price ratios. Together, the two indices "add up" to the full S&P SmallCap 600(R) Index.

THE S&P SMALLCAP 600(R)/BARRA VALUE INDEX is an unmanaged index consisting of those S&P SmallCap 600(R) stocks with higher book-to-price ratios. The S&P SmallCap 600(R)/Barra Growth Index is an unmanaged index consisting of those S&P SmallCap 600(R) stocks with lower book-to-price ratios. Together, the two indices "add up" to the full S&P SmallCap 600(R) Index.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX(R) AND S&P 500(R) INDEX are registered trademarks of The McGraw-Hill Companies, Inc. The Portfolios in this report using this Index are not sponsored, endorsed, sold, or promoted by Standard & Poor's Corporation. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.

TOTAL RETURN CORE COMPOSITE INDEX is an unmanaged index that is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively.

TOTAL RETURN GROWTH COMPOSITE INDEX is an unmanaged index that is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index, weighted 60%/40%, respectively.

                                                   www.mainstayfunds.com     M-3

MAINSTAY VP BALANCED PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

THE PORTFOLIO'S DATE OF INCEPTION IS MAY 1, 2005. BECAUSE THE PORTFOLIO DID NOT HAVE A FULL QUARTER OF PERFORMANCE TO REPORT AS OF THE END OF THE REPORTING PERIOD, JUNE 30, 2005, THE PERFORMANCE NUMBERS AND GROWTH OF $10,000 CHART ARE NOT SHOWN.

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

 M-4   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BALANCED PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                            ENDING ACCOUNT                   VALUE (BASED
                                                             VALUE (BASED                  ON HYPOTHETICAL
                                                BEGINNING     ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                                 ACCOUNT     RETURNS AND        PAID          RETURN AND         PAID
                                                  VALUE       EXPENSES)        DURING      ACTUAL EXPENSES)     DURING
SHARE CLASS                                      5/2/05        6/30/05       PERIOD(1,2)       6/30/05        PERIOD(1,2)
-------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                                   $1,000.00     $1,031.15         $3.16         $1,021.85          $3.15
-------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                                   $1,000.00     $1,030.73         $3.57         $1,021.43          $3.56
-------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (1.89% for Initial Class and 2.14% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 60 (to reflect the two-month period).

2. The Classes were first offered on May 2, 2005. Expenses paid during the period reflect ongoing costs for the two-month period ending June 30, 2005. Had Initial Class and Service Class shares been offered for the six months ended June 30, 2005, based on a hypothetical 5% return, expenses paid during the period would be $9.50 and $10.75 respectively, and the ending account value would be $1,015.55 and $1,014.30 respectively.

                                                   www.mainstayfunds.com     M-5

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stock                                                            52.3%
Corporate Bonds                                                         38.0
Cash and Other Assets (less liabilities)                                 8.5
Investment Companies                                                     1.2

See Portfolio of Investments on page M-123 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF JUNE 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  Lehman Brothers Holdings, Inc., 7.875%, due
     8/15/10
 3.  Caterpillar, Inc., 7.25%, due 9/15/09
 4.  Citigroup, Inc., 6.50%, due 1/18/11
 5.  Vastar Resources, Inc., 6.50%, due 4/1/09
 6.  Morgan Stanley
 7.  Merrill Lynch & Co., Inc., 6.375%, due 10/15/08
 8.  Citigroup, Inc.
 9.  Bear Stearns Co., Inc. (The), 7.625%, due
     12/7/09
10.  US Bank N.A., 5.70%, due 12/15/08

 M-6   MainStay VP Series Fund, Inc.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions Answered by Portfolio Managers Tony Elavia and Joan Sabella of New York Life Investment Management LLC.

MAINSTAY VP BALANCED PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio seeks high total return and invests approximately 60% of its net assets plus any borrowings in stocks and 40% of its net assets plus any borrowings in fixed-income securities (such as bonds) and cash equivalents. By including both stocks and bonds, the Portfolio seeks a balance between capital gains from stock appreciation and current income from interest and dividends. In implementing this strategy, the Portfolio generally invests in dividend-paying mid-capitalization stocks that have been determined to have strong or improving operating characteristics and to be relatively overlooked or undervalued by the market. The Portfolio may also purchase large-capitalization stocks. The Portfolio uses a quantitative and statistical model to analyze the relative quality and value of stocks. The Portfolio selects fixed-income securities based on their credit quality and duration.

MainStay VP Balanced Portfolio commenced operation on May 2, 2005.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FROM INCEPTION THROUGH JUNE 30, 2005?

For the period from May 2 through June 30, 2005, MainStay VP Balanced Portfolio returned 3.11% for Initial Class shares and 3.07% for Service Class shares. Initial Class shares matched and Service Class shares underperformed the 3.11% return of the average Lipper* Variable Products Balanced Portfolio over the same period. Both share classes under-performed the 5.02% return of the Balanced Composite Index,* the Portfolio's benchmark, from May 2 through June 30, 2005. The stock and bond portions of the Portfolio both underperformed their respective components of the Balanced Composite Index for the reporting period. Although the real estate and consumer durables & apparel industry groups provided good performance for the reporting period, the equity portion of the Portfolio was underweighted in these industry groups relative to the Russell Midcap(R) Value Index,* which detracted from the Portfolio's relative performance.

WHAT MAJOR FACTORS INFLUENCED THE EQUITY MARKETS DURING THE TWO-MONTH REPORTING PERIOD?

In recent months, the domestic equity market has largely focused on instability in the Middle East, job growth concerns, and crude-oil prices. From May 2 through June 30, Russell data shows that stocks generally advanced, with large-caps trailing mid- and small-capitalization stocks. Russell data shows that over the two months ended June 30, 2005, growth stocks outpaced value equities among large- and mid-cap issues, while among small-caps, value stocks outperformed growth stocks.

As expected, the Federal Open Market Committee raised the targeted federal funds rate by 25 basis points on May 3 and by another 25 basis points on June 30, 2005. (A basis point is one-hundredth of one percentage point.) The FOMC gave no indication that it would stop its steady, gradual interest-rate hikes. At the end of the reporting period, the federal funds target rate stood at 3.25%.

WHICH INDUSTRY GROUPS AND INDIVIDUAL STOCKS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE EQUITY PORTION OF THE PORTFOLIO?

The industry groups that made the greatest positive contribution to the equity portion of the Portfolio from May 2 through June 30, 2005, were energy, utilities, retailing, banks, and diversified financials.

Among individual issues, department-store operator Federated Department Stores (+9.2%)(1) made the greatest positive contribution to the Portfolio's performance, followed by oil and natural gas company Amerada Hess (+11.5%), energy company Equitable Resources (+9.2%), petroleum refiner and chemical company Sunoco (+10.3%), and independent oil & gas exploration & production company Anadarko Petroleum (+9.4%).

1. Performance percentages reflect total returns of Portfolio holdings in the securities mentioned, including purchases and sales, for the period from May 2 through June 30, 2005, or for the portion of the reporting period the securities were held in the Portfolio, if shorter. Securities are mentioned in the order of their contributions to Portfolio performance. The contributions take total returns and weightings both into account.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                   www.mainstayfunds.com     M-7

WHICH INDUSTRY GROUPS AND INDIVIDUAL STOCKS DETRACTED THE MOST FROM THE PERFORMANCE OF THE EQUITY PORTION OF THE PORTFOLIO?

The industry group that made the greatest negative contribution to performance in the equity portion of the Portfolio was food, beverage & tobacco, followed by transportation, then pharmaceuticals & biotechnology, media, and food & staples retailing.

The individual stock that detracted the most from the Portfolio's performance was telecommunications equipment and services company UTStarcom (-20.9%), followed by household and specialty products company Clorox (-5.2%), railroad company Burlington Northern Santa Fe (-4.5%), meat and food products producer Hormel Foods (-7.0%), and diversified financial services company Fifth Third Bankcorp (-2.1%).

WHAT WERE SOME OF THE PORTFOLIO'S SIGNIFICANT EQUITY PURCHASES DURING THE REPORTING PERIOD?

Based on our proprietary model, the Portfolio selects stocks that have relatively improving operating characteristics and are relatively undervalued. Among the stocks purchased by the Portfolio during the reporting period were homebuilder KB Home (+14.8%), insurance company Allegheny (+7.0%), and communications services company Alltel (+6.6%). The Portfolio purchased Allegheny and Alltel in May and June and KB Home in June. All three companies exhibited improving fundamentals and were determined by our model to be relatively undervalued at the time of purchase.

WHAT WERE SOME OF THE EQUITY SECURITIES THAT WERE SOLD DURING THE REPORTING PERIOD?

The Portfolio sells stocks that exhibit deteriorating operating results, are relatively overvalued, or both. Among the stocks that were sold during the reporting period were projector and display company InFocus (+16.9%), software design and services company Autodesk (+15.3%), and health services provider Manor Care (+13.9%). All three of these stocks were eliminated from the Portfolio when our quantitative model determined that they had become overvalued.

HOW DID THE EQUITY PORTION OF THE PORTFOLIO'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Weightings changes in the equity portion of the Portfolio result from a combination of security performance, industry performance, and the Portfolio's proprietary security selection process. During the reporting period, the Portfolio increased its equity weighting in diversified financials from 6.64% on May 2, 2005, to 10.77% on June 30, 2005. The shift was the result of new purchases and improved performance of the industry group relative to other industry groups. During the same period, the Portfolio's equity weighting in the energy industry group declined from 17.28% to 14.76%.

HOW WAS THE EQUITY PORTION OF THE PORTFOLIO POSITIONED RELATIVE TO THE RUSSELL MIDCAP(R) VALUE INDEX* AS OF JUNE 30, 2005?

As of June 30, 2005, the equity portion of the Portfolio was overweighted relative to the Russell Midcap(R) Value Index in the energy, diversified financials, and banks industry groups. The Portfolio's performance benefited from the overweighted positions in energy and diversified financials. The overweighted position in banks, however, experienced weaker performance than bank stocks in the Russell Midcap(R) Value Index.* As of the same date, the equity portion of the Portfolio was underweighted relative to the Russell Midcap(R) Value Index* in the real estate, utilities, and materials industry groups.

WHAT MAJOR FACTORS INFLUENCED THE INTERMEDIATE-TERM BOND MARKET FROM INCEPTION OF THE PORTFOLIO THROUGH JUNE 30, 2005?

The Federal Open Market Committee's continued action to raise the targeted federal funds rate was influential. One day after the reporting period began operations, the FOMC raised the targeted federal funds rate by 25 basis points to 3.0%. On the last day of the reporting period, another 25 basis point move increased the federal funds target rate to 3.25%. At the end of June, the 10-year Treasury note yielded 3.91%.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-8   MainStay VP Series Fund, Inc.

HOW WAS THE BOND PORTION OF THE PORTFOLIO INVESTED FROM INCEPTION OF THE PORTFOLIO THROUGH JUNE 30, 2005?

Aside from the commencement of operations, there were no significant or strategic purchases or sales for the fixed-income portion of the Portfolio during the reporting period. The fixed-income portion of the Portfolio selects short- to intermediate-term bonds from investment-grade corporate, government, mortgage-backed, and asset-backed securities. We maintain a laddered maturity schedule, employ bottom-up credit analysis (focused on the potential merits and risks of individual securities), and pursue a controlled duration of three to five years.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE PORTFOLIO?

As always, the Portfolio will continue to focus on securities that are appropriate given the Fund's stated objective and its valuation, quality, duration, and maturity parameters. In the equity portion of the Portfolio, we will continue to employ bottom-up fundamental analysis using quantitative techniques and will consistently maintain an asset allocation of 60% in value stocks. In the bond portion of the Portfolio, we will continue to employ bottom-up credit analysis with an intermediate duration and will consistently maintain an asset allocation of 40% in investment-grade bonds.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


MainStay VP Balanced Portfolio is a portfolio of the MainStay VP Series Fund, Inc. The views of New York Life Investment Management LLC, the Portfolio's advisor, and the Portfolio's holdings described in this report are as of June 30, 2005; these views and holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by any bank, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.


The Portfolio is subject to market, interest rate, credit, and maturity risks. The Portfolio can invest in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio invests in mid-cap stocks, which may be more volatile and less liquid than the securities of larger companies.


The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.


Not all investment divisions are available under all policies.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                   www.mainstayfunds.com     M-9

MAINSTAY VP BASIC VALUE PORTFOLIO
(FORMERLY DREYFUS LARGE COMPANY VALUE PORTFOLIO)

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/05
--------------------------------------------------------------------------------

                           SIX      ONE    FIVE      SINCE
TOTAL RETURNS             MONTHS   YEAR    YEARS   INCEPTION
------------------------------------------------------------
After Portfolio
  operating
  expenses                -0.60%   7.63%   2.81%     2.82%

                                            (After Portfolio operating expenses)

                                                                  MAINSTAY VP BASIC VALUE
                                                                         PORTFOLIO                  S&P 500/BARRA VALUE INDEX
                                                                  -----------------------           -------------------------
5/1/98                                                                     10000                              10000
                                                                            9766                               9934
                                                                           11175                              11577
                                                                           10625                              10986
                                                                           11339                              11856
                                                                            9898                               9711
                                                                            9467                               9533
                                                                           11341                              11655
6/30/05                                                                    12206                              12957

  -- MainStay VP Basic Value Portfolio     -- S&P 500/Barra Value Index

 SERVICE CLASS(1)                                                  AS OF 6/30/05
--------------------------------------------------------------------------------

                           SIX      ONE    FIVE      SINCE
TOTAL RETURNS             MONTHS   YEAR    YEARS   INCEPTION
------------------------------------------------------------
After Portfolio
  operating
  expenses                -0.72%   7.36%   2.56%     2.56%

                                            (After Portfolio operating expenses)

                                                                  MAINSTAY VP BASIC VALUE
                                                                         PORTFOLIO                  S&P 500/BARRA VALUE INDEX
                                                                  -----------------------           -------------------------
5/1/98                                                                     10000                              10000
                                                                            9762                               9934
                                                                           11143                              11577
                                                                           10568                              10986
                                                                           11250                              11856
                                                                            9796                               9711
                                                                            9347                               9533
                                                                           11170                              11655
6/30/05                                                                    11991                              12957

  -- MainStay VP Basic Value Portfolio     -- S&P 500/Barra Value Index

                                                         SIX      ONE     FIVE      SINCE
BENCHMARK                                               MONTHS    YEAR    YEARS   INCEPTION

S&P 500/Barra Value Index*                              0.09%    11.18%   3.36%     3.68%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (5/1/98) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-10   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BASIC VALUE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005, to June 30, 2005.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/05            6/30/05           PERIOD(1)           6/30/05            PERIOD(1)
---------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                         $1,000.00          $993.95             $4.40            $1,020.55             $4.46
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00          $992.70             $5.63            $1,019.30             $5.71
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.89% for Initial Class and 1.14% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

                                                  www.mainstayfunds.com     M-11

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           99.1%
Short-Term Investment                                                    1.0
Liabilities in Excess of Cash and Other Assets                          -0.1

See Portfolio of Investments on page M-132 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF JUNE 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  Citigroup, Inc.
 3.  Bank of America Corp.
 4.  Tyco International Ltd.
 5.  JPMorgan Chase & Co.
 6.  General Electric Co.
 7.  SBC Communications, Inc.
 8.  ChevronTexaco Corp.
 9.  United Technologies Corp.
10.  Pfizer, Inc.

 M-12   MainStay VP Series Fund, Inc.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Brian C. Ferguson, Director of U.S. Large Cap Value Portfolio Management, The Boston Company U.S. Large Cap Value Management Team, The Dreyfus Corporation.

MAINSTAY VP BASIC VALUE PORTFOLIO(1)

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

Under normal circumstances the Portfolio invests at least 80% of its assets in domestic and foreign large-company stocks. We identify potential investments through extensive quantitative and fundamental research. The Portfolio will focus on individual stock selection (a "bottom up" approach), with emphasis on value, business health, and business momentum.

Effective May 1, 2005, the Portfolio--previously known as MainStay VP Dreyfus Large Company Value Portfolio--changed its name to MainStay VP Basic Value Portfolio.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN THE FIRST HALF OF 2005?

For the six months ended June 30, 2005, MainStay VP Basic Value Portfolio returned -0.60% for Initial Class shares and -0.72% for Service Class shares. Both share classes underperformed the -0.27% return of the average Lipper* Variable Products Large-Cap Value Portfolio over the same period. Both share classes also underperformed the 0.09% return of the S&P 500(R)/Barra Value Index,* the Portfolio's benchmark, for the six months ended June 30, 2005.

WHAT MAJOR FACTORS AFFECTED THE STOCK MARKET IN THE FIRST HALF OF 2005?

During the first six months of 2005, the financial markets focused on the soaring world demand for crude oil, which drove prices through the $60-per-barrel barrier and sent ripples through global financial markets. While U.S. inventories have recovered moderately, world demand has been steadily rising since 1990. During the reporting period, demand in emerging economies almost equaled demand from the industrialized world. The rise in global industrial production has led to increasing demand for oil and other commodities, such as copper and other metals. This dynamic has contributed significantly to economic expansion throughout the world.

The Federal Reserve has expressed bewilderment at an anomaly that has occurred as monetary-policy tightening has continued at a measured pace. Beginning on June 30, 2004, the Federal Open Market Committee has increased the targeted federal funds rate nine times through June 30, 2005--with a 25 basis point increase on each occasion. Typically, credit tightening by the Federal Reserve has tended to cause a rise in long-term interest rates (or a steepening of the yield curve). Over the past year, however, the exact opposite has occurred. The yield spread between the two-year T-Bill and the 10-year Treasury note has sunk from 192 basis points to 31 basis points. (A basis point is one-hundredth of one percentage point.) We now face the threat that this "spread" might become negative and that the yield curve might invert if longer-term rates do not rise. Chairman Greenspan has commented on the market's unusual behavior, terming it a "conundrum."

Another emerging but crucial question is whether the U.S. can sustain its current account and its large trade deficit. Some pessimists believe that this question could become the epicenter of the next global financial crisis. While there is little doubt that unconstrained deficits may result in future burdens, we believe that reducing the current threat will depend on high productivity, sustained economic health, and a dose of fiscal restraint.

WHY DID THE PORTFOLIO UNDERPERFORM ITS BENCHMARK DURING THE FIRST HALF OF 2005?

The Portfolio outperformed the Russell 1000(R) Value Index* in the consumer staples, information technology, and utility sectors.(2) The Portfolio underperformed this Index in the consumer discretionary, energy, financials, health care, industrials, materials, and telecommunication services sectors.

In the consumer staples sector, shares of grocer Safeway rose over 14%(3) on improved year-over-year sales growth and better-than-expected earnings. Helping performance in the energy sector was ConocoPhillips. The stock performed well during the

1. The Dreyfus Corporation serves as subadvisor to MainStay VP Basic Value Portfolio.

2. Since neither Barra nor Standard & Poor's provides sector return data for the Portfolio's benchmark, the S&P 500(R)/Barra Value Index,* we have used the Russell 1000(R) Value Index* for all sector performance comparisons in the Portfolio Management Discussion and Analysis.

3. Performance percentages reflect total returns of the securities mentioned for the six months ended June 30, 2005. Purchases and sales within the Portfolio may cause the performance of Portfolio holdings to differ from that of the securities themselves.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-13
first half of 2005 because of higher energy prices, improved refining margins, and a solid first-quarter earnings report that was released in late April.

Among the Portfolio's industrial holdings, Tyco International had a negative impact on performance when the company revised its guidance slightly downward for 2005 earnings per share and free cash flow. While this was negative news, the thesis for owning the stock remains: Tyco International is well positioned for accelerating top-line growth, steady margin expansion, and significant share repurchases. Clear Channel Communications has embarked on a major program to reduce advertising inventory. This should ultimately make for a much healthier radio industry. Weak current demand for radio air time has muted the impact of lower supply, and Clear Channel's decline detracted from the performance of the Portfolio's consumer discretionary sector holdings.

WHICH STOCKS WERE AMONG THE PORTFOLIO'S TOP PERFORMERS DURING THE SIX-MONTH REPORTING PERIOD?

ExxonMobil is principally involved in energy, petrochemicals, oil and natural gas. Record fourth-quarter earnings in 2004 translated to quarterly earnings per share that were nearly 30% higher than Wall Street estimates. These advances drove the stock's price 20% higher in the first quarter of 2005. The stock weakened, however, when first-quarter 2005 earnings, though solid, were below the market's expectations.

ConocoPhillips performed well in the first half of 2005 because of higher energy prices, improved refining margins, and a solid first-quarter earnings report released in late April.

Advance Auto Parts is a specialty retailer to the do-it-yourself market. The company continues to capture market share, increase traffic in its newly remodeled stores, grow new stores, and expand margins. The company has grown earnings per share more than 20% year-over-year.

Since its initial public offering, Prudential Financial exhibited above-average growth in the company's book value and a steadily increasing return on equity. In recent years, the management of Prudential Financial has slimmed down the company's business mix and has delivered strong return-on-equity improvements. As of June 30, we continue to hold the position.

Boeing is a leading manufacturer of commercial jet aircraft and defense equipment. Although Boeing has lost two CEO's in just 15 months, the company is expected to raise its revenues over the previous year because of increased commercial-aircraft orders and military-hardware sales.

WHICH OF THE PORTFOLIO'S HOLDINGS WERE WEAK PERFORMERS DURING THE FIRST SIX MONTHS OF 2005?

As we already noted, Tyco International was a particularly weak performer during the reporting period. We continue to hold the stock because its investment thesis remains intact.

International Paper's stock price fell as demand for industrial packaging materials and printing paper declined. The resulting reduction in orders forced more downtime at the company.

Verizon Communications detracted from performance, largely as a result of uncertainty and dilution from the company's acquisition of MCI. During the reporting period, Cingular improved its wireless business and became a stronger competitor.

IBM fell short of first-quarter 2005 earnings expectations by five cents, citing soft economic conditions. At the same time, the company announced that it would begin to expense equity compensation in the form of stock options, which would change the company's financial statements.

Time Warner, a leading media and entertainment company, underperformed in the first half of 2005 because of weak demand and a poor pricing outlook.

WHAT SECURITIES WERE ADDED TO THE PORTFOLIO DURING THE REPORTING PERIOD?

We added Washington Mutual to the Portfolio because the stock was attractively valued relative to its peers at 1.6 times price-to-book and roughly ten times anticipated 2006 earnings. The stock has a high dividend yield of 4.7%, and the company has a dominant geographic franchise and strong market share.

We purchased Marathon/Anadarko for the Portfolio as part of a sector repositioning. We sought to increase the Portfolio's oil-leveraged exposure since

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-14   MainStay VP Series Fund, Inc.

we believed that oil prices were likely to remain high for the foreseeable future.

We established a position in The Gap to take advantage of the company's strong capital position, which is expected to result in positive earnings revisions. In light of low expectations, we believe that any improvement in the company's merchandise will quickly translate into earnings growth and multiple expansion.

Rohm and Haas is a global specialty-materials company that supplies products to clients in the construction and consumer industries. We established the Portfolio's position when earnings pressure drove the stock down to $44, which we considered very attractive.

We also initiated a position in Motorola during the reporting period. Innovation and design have boosted handset sales, and we believe that broad strength in other operating segments should drive Motorola's earnings per share higher.

WHICH SECURITIES DID THE PORTFOLIO SELL DURING THE FIRST HALF OF 2005?

We sold the Portfolio's entire position in Liberty Media International because we believed that the valuation was high enough to reflect most of the good news at the company, including the initial public offering of Jupiter Communications.

Total, an oil and gas company, was sold as part of a repositioning within the energy sector to add to more oil-leveraged names because we believe that prices will remain high for a longer period of time.

We eliminated the Portfolio's position in Schering-Plough when it approached fair value at our $74 target. The stock declined prior to the release of second-quarter earnings news. If there are positive surprises, they may spark new interest in the stock.

We sold the Portfolio's position in Koninklijke Philips Electronics into strength when the stock neared our price target and the company announced that sales were weakening in its LCD division.

Although Kimberly-Clark had a good cash-flow story, we sold the stock because slow-but-steady growth had brought the company to the high end of its historical valuation range.

WERE THERE ANY SIGNIFICANT WEIGHTING CHANGES IN THE PORTFOLIO DURING THE FIRST HALF OF 2005?

We decreased the Portfolio's weighting in the consumer discretionary sector to bring it closer in line with the Russell 1000(R) Value Index during the first half of 2005. We also increased the Portfolio's weightings in the consumer staples and health care sectors.

WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE PORTFOLIO?

We expect trend growth during the second half of 2005. We have based this opinion on the slowing pace of inventory accumulation in the second quarter. Our outlook is bullish on equities, once we pass through this midexpansion slowdown. The relatively tight range in which stocks have recently traded has highlighted the merits of fundamental stock selection, particularly now that technical market factors have become muted. We anticipate that our core competency in fundamental research may provide an advantage in this type of market environment. Sooner or later, we expect the market to break through the comparatively tight trading range it has endured for more than a year.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


MainStay VP Basic Value Portfolio is a portfolio of the MainStay VP Series Fund, Inc. The views of The Dreyfus Corporation, the Portfolio's subadvisor, and the Portfolio's holdings described in this report are as of June 30, 2005; these views and holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by any bank, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-15

MAINSTAY VP BOND PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/05
--------------------------------------------------------------------------------

                            SIX      ONE    FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------
After Portfolio operating
  expenses                 2.17%    6.37%   7.21%   6.44%

                                            (After Portfolio operating expenses)

                                                                             MERRILL LYNCH CORPORATE
                                                    MAINSTAY VP BOND          AND GOVERNMENT MASTER          LEHMAN BROTHERS
                                                        PORTFOLIO                     INDEX               AGGREGATE BOND INDEX
                                                    ----------------         -----------------------      --------------------
6/30/95                                                   10000                       10000                       10000
                                                          10379                       10465                       10502
                                                          11143                       11279                       11358
                                                          12416                       12556                       12555
                                                          12739                       12897                       12950
                                                          13180                       13455                       13541
                                                          14594                       14947                       15061
                                                          15618                       16176                       16361
                                                          17484                       18276                       18062
                                                          17553                       18162                       18120
6/30/05                                                   18671                       19491                       19353

  -- MainStay VP Bond Portfolio   -- Lehman Brothers Aggregate Bond
                                  Index
  -- Merrill Lynch Corporate and Government Master Index

 SERVICE CLASS(1)                                                  AS OF 6/30/05
--------------------------------------------------------------------------------

                            SIX      ONE    FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------
After Portfolio operating
  expenses                 2.05%    6.11%   6.95%   6.17%

                                            (After Portfolio operating expenses)

                                                                             MERRILL LYNCH CORPORATE
                                                    MAINSTAY VP BOND          AND GOVERNMENT MASTER          LEHMAN BROTHERS
                                                        PORTFOLIO                     INDEX               AGGREGATE BOND INDEX
                                                    ----------------         -----------------------      --------------------
6/30/95                                                   10000                       10000                       10000
                                                          10352                       10465                       10502
                                                          11085                       11279                       11358
                                                          12320                       12556                       12555
                                                          12608                       12897                       12950
                                                          13011                       13455                       13541
                                                          14370                       14947                       15061
                                                          15340                       16176                       16361
                                                          17130                       18276                       18062
                                                          17156                       18162                       18120
6/30/05                                                   18204                       19491                       19353

  -- MainStay VP Bond Portfolio   -- Lehman Brothers Aggregate Bond
                                  Index
  -- Merrill Lynch Corporate and Government Master Index

                                                          SIX      ONE    FIVE       TEN
BENCHMARKS                                               MONTHS   YEAR    YEARS     YEARS

Lehman Brothers Aggregate Bond Index*                    2.51%    6.80%   7.40%     6.83%
Merrill Lynch Corporate and Government Master Index*      2.87    7.32    7.69       6.90

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from 1/1/95 through 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-16   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BOND PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005, to June 30, 2005.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/05            6/30/05           PERIOD(1)           6/30/05            PERIOD(1)
---------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                         $1,000.00         $1,021.70            $2.71            $1,022.30             $2.71
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,020.55            $3.96            $1,021.05             $3.96
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.54% for Initial Class and 0.79% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

                                                  www.mainstayfunds.com     M-17

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                       58.2%
Corporate Bonds                                                          33.7
Short-Term Investments                                                   21.1
Foreign Corporate Bonds                                                   2.8
Asset-Backed Securities                                                   2.1
Mortgage-Backed Security                                                  2.1
Liabilities in Excess of Cash and Other Assets                          -20.0

See Portfolio of Investments on page M-140 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF JUNE 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1. Federal Home Loan Mortgage Association, 5.00%, due 8/11/35 TBA
 2. Federal Home Loan Mortgage Association, 5.50%, due 8/15/34 TBA
 3. Federal National Mortgage Association, 5.50%, due 8/15/35 TBA
 4. Federal Home Loan Mortgage Association, 6.00%, due 8/1/34
 5. Federal National Mortgage Association, 5.50%, due 9/1/33
 6.  U.S. Treasury Note, 3.375%, due 2/15/08
 7. Federal Home Loan Mortgage Association, 4.50%, due 7/15/20 TBA
 8.  U.S. Treasury Note, 3.75%, due 5/15/08
 9.  U.S. Treasury Note, 3.625%, due 1/15/10
10.  Morgan Stanley Capital I Series 2004-HQ3 Class
     A4, 4.80%, due 1/13/41

 M-18   MainStay VP Series Fund, Inc.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Donald F. Serek, Thomas Volpe, Jr., and Michael J. Pagano of New York Life Investment Management LLC.

MAINSTAY VP BOND PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

We seek to achieve the highest income over the long term consistent with the preservation of principal. The Portfolio normally invests 80% of its assets in bonds, which include all types of debt securities. At least 65% of the Portfolio's total assets are rated Baa or better by Moody's(1) or BBB or better by Standard & Poor's at the time of purchase, or if unrated, are deemed by the Manager to be of comparable quality. The Portfolio's investment process may include consideration of economic cycles, interest-rate trends, and fundamental and technical analysis.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE FIRST HALF OF 2005?

For the six months ended June 30, 2005, MainStay VP Bond Portfolio returned 2.17% for Initial Class shares and 2.05% for Service Class shares. Both share classes underperformed the 2.33% return of the average Lipper* Variable Products Corporate Debt A Rated Portfolio over the same period. Both share classes also underperformed the 2.51% return of Lehman Brothers(R) Aggregate Bond Index,* the Portfolio's primary benchmark, for the six months ended June 30, 2005. The Portfolio underperformed its primary benchmark in part because of an overweighted position in corporate bonds, which underperformed U.S. Treasurys for the six-month reporting period.

WHAT SIGNIFICANT FACTORS INFLUENCED THE BOND MARKETS IN THE FIRST SIX MONTHS OF 2005?

The bond markets were affected by the changing outlook for the economy and for inflation. Interest rates rose and declined several times during the first half of the year, whenever the market's consensus on growth and inflation changed. When the outlook for the economy was bullish or inflation trends seemed to be accelerating, interest rates generally went up. When the outlook for the economy was bearish or inflationary pressures seemed to be decelerating, interest rates generally went down.

The Federal Open Market Committee continued to tighten monetary policy by raising the federal funds target rate four times during the first half of 2005. At the end of June 2005, the target rate stood at 3.25%--compared to 2.25% when the year began.

When the outlook for the economy appeared more favorable, corporate-bond yield spreads(2) generally contracted, which increased bond values. When the outlook was more bearish, corporate-bond spreads generally widened, which lowered bond values. During the reporting period, an elevated level of event risk--for specific issuers and for the market as a whole--weighed heavily on corporate-bond spreads.

Mortgage-backed securities are most likely to be affected by the general level of interest rates, the amount of interest-rate volatility, and the shape of the yield curve.

HOW DID YOU MANAGE THE PORTFOLIO'S DURATION DURING THE FIRST HALF OF 2005?

We maintained a relatively neutral duration strategy during the first half of the year. As a result, duration had little impact on the Portfolio's performance relative to the Lehman Brothers(R) Aggregate Bond Index.

1. Bonds rates Baa by Moody's Investors Service are considered by Moody's to be medium-grade obligations (i.e., obligations that Moody's believes are neither highly protected nor poorly secured). It is Moody's opinion that interest payments and principal security appear adequate for the present, but that certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Moody's believes that such bonds lack outstanding investment characteristics and that they in fact have speculative characteristics as well. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.


2. The terms "spread" and "yield spread" are often used to refer to the difference in yield between securities of a particular asset category, maturity, or credit quality and comparable U.S. Treasury securities.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-19

HOW DID YOU POSITION THE PORTFOLIO DURING THE REPORTING PERIOD?

The Portfolio maintained a market weight in mortgage-backed securities, an underweighted position in U.S. government and agency securities, and an overweighted position in corporate bonds.

As of June 30, 2005, the Portfolio was overweighted relative to the Lehman Brothers(R) Aggregate Bond Index in corporate bonds, modestly underweighted in mortgage-backed securities, and underweighted relative to the Portfolio's primary benchmark in U.S. Treasury and agency securities. The relationship between the Portfolio and its primary benchmark at the end of June was similar to that at the beginning of 2005.

During the first half of 2005, however, the Portfolio's allocation to corporate bonds varied. As credit spreads tightened during the first quarter, we reduced the Portfolio's allocation to corporate bonds during each of the first three months of the year. Even so, the Portfolio remained overweighted in those credits relative to the Index. When credit spreads widened in the second half of March, in April, and in the first half of May, we gradually raised the Portfolio's exposure to corporate bonds. Unfortunately, the overweighted position in corporate bonds had an adverse impact on performance, particularly in March and April.

WHAT IS YOUR OUTLOOK FOR THE BOND MARKET AND THE PORTFOLIO?

Consensus forecasts suggest that we will see moderating economic growth and benign inflation. Under this scenario, we would expect the credit component of the market to be the key driver of returns. We expect corporate bond spreads to be range bound or modestly tighter over the balance of the summer. We are cautiously optimistic about the fall. The technical picture is expected to be sound, and fundamentals, while past their prime, may remain reasonably strong. Our primary concern will continue to be event risk for individual issuers, for specific industries, or for the market as a whole. In the mortgage-backed securities sector, we expect volatility and supply to be among the keys to performance for the balance of the year. If volatility and supply both stay within reasonable ranges, we believe mortgage-backed securities will remain attractive.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


MainStay VP Bond Portfolio is a portfolio of the MainStay VP Series Fund, Inc. The views of New York Life Investment Management LLC, the Portfolio's advisor, and the Portfolio's holdings described in this report are as of June 30, 2005; these views and holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by any bank, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-20   MainStay VP Series Fund, Inc.

MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/05
--------------------------------------------------------------------------------

                             SIX     ONE      FIVE     TEN
TOTAL RETURNS               MONTHS   YEAR    YEARS    YEARS
-----------------------------------------------------------
After Portfolio operating
  expenses                  0.05%    3.07%   -9.31%   6.20%

                                            (After Portfolio operating expenses)

                                                   MAINSTAY VP CAPITAL                                     RUSSELL 1000 GROWTH
                                                 APPRECIATION PORTFOLIO           S&P 500 INDEX                   INDEX
                                                 ----------------------           -------------            -------------------
6/30/95                                                   10000                       10000                       10000
                                                          12581                       12600                       12781
                                                          15357                       16972                       16787
                                                          19979                       22091                       22056
                                                          24939                       27119                       28070
                                                          29756                       29084                       35274
                                                          21537                       24771                       22514
                                                          16242                       20315                       16551
                                                          15244                       20366                       17037
                                                          17714                       24258                       20083
6/30/05                                                   18258                       25792                       20421

                                                        -- MainStay VP Capital Appreciation           -- Russell 1000 Growth Index
                                                        Portfolio
                                                        -- S&P 500 Index

 SERVICE CLASS(1)                                                  AS OF 6/30/05
--------------------------------------------------------------------------------

                             SIX     ONE      FIVE     TEN
TOTAL RETURNS               MONTHS   YEAR    YEARS    YEARS
-----------------------------------------------------------
After Portfolio operating
  expenses                  -0.07%   2.81%   -9.53%   5.93%

                                            (After Portfolio operating expenses)

                                                   MAINSTAY VP CAPITAL                                     RUSSELL 1000 GROWTH
                                                 APPRECIATION PORTFOLIO           S&P 500 INDEX                   INDEX
                                                 ----------------------           -------------            -------------------
6/30/95                                                   10000                       10000                       10000
                                                          12549                       12600                       12781
                                                          15280                       16972                       16787
                                                          19827                       22091                       22056
                                                          24685                       27119                       28070
                                                          29366                       29084                       35274
                                                          21200                       24771                       22514
                                                          15948                       20315                       16551
                                                          14931                       20366                       17037
                                                          17308                       24258                       20083
6/30/05                                                   17795                       25792                       20421

                                                        -- MainStay VP Capital Appreciation           -- Russell 1000 Growth Index
                                                        Portfolio
                                                        -- S&P 500 Index

                                                          SIX      ONE     FIVE      TEN
BENCHMARKS                                               MONTHS   YEAR     YEARS    YEARS

Russell 1000(R) Growth Index*                            -1.72%   1.68%   -10.36%   7.40%
S&P 500(R) Index*                                        -0.81    6.32      -2.37   9.94

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from 1/1/95 through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-21

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE
As a shareholder of Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005, to June 30, 2005.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                          ENDING ACCOUNT
                                                            ENDING ACCOUNT                 VALUE (BASED
                                                             VALUE (BASED                ON HYPOTHETICAL
                                                BEGINNING     ON ACTUAL      EXPENSES     5% ANNUALIZED     EXPENSES
                                                 ACCOUNT     RETURNS AND       PAID         RETURN AND        PAID
                                                  VALUE       EXPENSES)       DURING     ACTUAL EXPENSES)    DURING
SHARE CLASS                                      1/1/05        6/30/05       PERIOD(1)       6/30/05        PERIOD(1)
---------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                                   $1,000.00     $1,000.55        $3.22        $1,021.75         $3.26
---------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                                   $1,000.00     $  999.20        $4.46        $1,020.50         $4.51
---------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.65% for Initial Class and 0.90% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 M-22   MainStay VP Series Fund, Inc.

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           99.4%
Short-Term Investments (collateral from securities lending
  is 0.0%*)                                                              0.6
Cash and Other Assets (less liabilities)                                0.0*

See Portfolio of Investments on page M-150 for specific holdings within these categories.

+ Less than one-tenth of one percent.

   TOP TEN HOLDINGS AS OF JUNE 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  UnitedHealth Group, Inc.
 2.  Wellpoint, Inc.
 3.  Intel Corp.
 4.  Coach, Inc.
 5.  D.R. Horton, Inc.
 6.  Lennar Corp.
 7.  Johnson & Johnson
 8.  Dell, Inc.
 9.  Praxair, Inc.
10.  Kohl's Corp.

                                                  www.mainstayfunds.com     M-23

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Rudolph C. Carryl and Edmund C. Spelman of MacKay Shields LLC.

MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio seeks long term growth of capital and normally invests in securities of U.S. companies with sound fundamental growth characteristics. We seek situations where a potential future catalyst could drive a company's stock price higher or fuel an acceleration in earnings growth. Changes in management, new-product launches, changes in consumer demand, or in the economy, and the emergence of a favorable macroeconomic trend are good examples of the kinds of catalysts we consider. We may sell a security if we no longer believe that the fundamentals are in place to drive the stock higher within a reasonable time frame.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN THE FIRST HALF OF 2005?

For the six months ended June 30, 2005, MainStay VP Capital Appreciation Portfolio returned 0.05% for Initial Class shares and -0.07% for Service Class shares. Both share classes outperformed the -1.42% return of the average Lipper* Variable Products Large-Cap Growth Portfolio over the same period. Both share classes outperformed the -1.72% return of the Russell 1000(R) Growth Index,* the Portfolio's primary benchmark, for the six months ended June 30, 2005.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE FIRST HALF OF 2005?

The biggest factors to affect the stock market in the first half included a rapid rise in the price of oil, Federal Reserve moves to increase interest rates, and a weaker dollar. During the reporting period, some economic indicators hinted that inflation was rising and that the pace of economic growth might be slowing.

HOW DID THE PORTFOLIO MANAGE SUCH STRONG RELATIVE PERFORMANCE?

Although absolute returns were modest, they exceeded the Portfolio's primary benchmark for two main reasons. First, in the consumer discretionary sector, the Portfolio had an overweighted position and saw better-than-benchmark performance from some of its individual holdings. Second, strong performance relative to the primary benchmark in the Portfolio's energy and financials stocks offset weakness in the Portfolio's industrial and information technology holdings.

WHICH STOCKS MADE STRONG POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

Among the Portfolio's best performing positions during the first half of 2005 were Genentech, D.R. Horton, Coach, UnitedHealth Group, and WellPoint. Genentech (+48%),(1) a biotechnology company, saw positive results in a lung-cancer trial involving the company's new cancer drug, Avastin. D.R. Horton (+25%), a homebuilder, saw robust sales and earnings results because strong end-market demand and low interest rates continued to fuel new home sales. UnitedHealth Group (+19%) and WellPoint (+21%) are health care services companies whose sales, earnings, and guidance were all positive. Coach (+18%), a premium leather-goods manufacturer, continued to deliver strong operating results.

WHICH STOCKS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE DURING THE FIRST HALF OF 2005?

Harman International Industries (-36%) is a leading manufacturer of audio and video products serving the consumer and professional markets. The company's stock declined on news of increased competition and a slowdown in worldwide auto sales. Automobiles are a key end market for the company's products. Symantec (-19%), a leading consumer and commercial antivirus software provider, saw its stock decline when the company announced that it would acquire Veritas Software, a storage software company. Investors believed that the combined companies would have a lower growth rate than Symantec as a stand-alone company. Heightened competition also hindered performance.

The world's largest online-auction company, eBay (-43%), suffered from a deep recession in Germany and a slowing growth rate in the United States. These trends led the company to lower its earnings guidance, which drove the stock price lower. Trans-

1. Performance percentages reflect total returns of the securities mentioned for the six months ended June 30, 2005, or for the portion of the reporting period the securities were held in the Portfolio, if shorter. Purchases and sales within the Portfolio may cause the performance of Portfolio holdings to differ from that of the securities themselves.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-24   MainStay VP Series Fund, Inc.

portation and business services giant FedEx (-17%) faced pricing pressure from competitors and announced earnings results that were below analysts' expectations. Communications systems and services provider Avaya (-44%) declined steadily when the company's PBX business failed to produce anticipated sales gains. We sold the Portfolio's position in the stock.

WHAT WERE SOME OF THE PORTFOLIO'S SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

We began adding Carnival Corporation, the world's largest cruise line operator, to the Portfolio in April 2005, and the partial position we have established has had a positive impact on performance. We expect strong trends in the cruise market to continue, driven in part by the aging population of baby boomers. In February 2005, we bought shares of offshore oil drilling contractor Transocean, a company that has benefited from rising oil prices and increased deepwater oil drilling activity.

At the end of April, the Portfolio established a position in EMC, a company that manufactures and markets enterprise storage systems, storage software, and networks and provides related services. Margin expansion, several promising new products, and geographic expansion have created a growth opportunity, and the stock has advanced from the price at which it was purchased.

In March, we bought shares of Peabody Energy, the largest producer of coal in North America. The company has seen demand increase while oil and gas prices have risen and has benefited from higher pricing and increased volume. In May, the Portfolio began buying shares of Corning, a diversified technology company that has seen strong demand for its fiber-optic cable and LCD flat-panel displays. Peabody and Corning have both had a positive impact on the Portfolio's performance.

WHAT WERE SOME OF THE PORTFOLIO'S SIGNIFICANT SALES DURING THE REPORTING PERIOD?

We sold the Portfolio's entire position in Agilent Technologies, a leading manufacturer of semiconductor capital equipment and industrial test and measurement devices, in February. The company was caught in a cyclical slowdown in the semiconductors & semiconductor equipment industry, which had a negative impact on the company's top- and bottom-line growth. We sold Applied Materials, a leading semiconductor equipment manufacturer, in mid-April for similar reasons.

In mid-March, we sold the Portfolio's position in Avaya because meaningful growth in its core PBX product market never materialized. The sale was prudent because the stock continued to decline through the end of June.

Cisco Systems is a leading manufacturer of enterprise networking equipment. We sold the Portfolio's position in the company in mid-March when market maturity led to slowing growth in Cisco Systems' core products. The stock rallied in May and ended the reporting period higher than our average sale price.

First Data Corp. owns Western Union and provides electronic data processing for credit and debit transactions. We sold the Portfolio's position in the company during the first quarter when sales growth declined and pricing competition became a concern. The stock was down slightly from our sale point at the end of the reporting period.

HOW DID THE PORTFOLIO'S WEIGHTINGS CHANGE DURING THE FIRST HALF OF 2005?

Through price appreciation and the addition of Carnival Cruise Lines, we increased the Portfolio's overweighted consumer discretionary position from 24.5% of net assets at the beginning of the year to 27.8% at the end of June 2005. Over the same period, the weighting of this sector within the Russell 1000(R) Growth Index* increased from 14.5% to 14.9%.

We added to energy stocks to take advantage of high oil and gas prices and the strong sales and earnings gains they engendered. During the first half of the year, we increased the Portfolio's energy weighting from 4.1% to 7.9%, compared to a modest increase in the Russell 1000(R) Growth Index* weighting.

As the fundamentals of certain industrial holdings became more cloudy, we decreased the Portfolio's weighting in the industrials sector from 16.4% to 14.7%, compared to a negligible change for peer stocks in the Russell 1000(R) Growth Index.* We significantly reduced the Portfolio's weighting in information technology throughout the reporting period by carefully pruning positions that we no

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-25
longer felt had strong growth prospects. The Portfolio's information technology weighting declined from 22.3% to 17.4% during the first half of 2005, compared to a decline from 27.4% to 26.6% in the same sector of the Portfolio's primary benchmark.

WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET AND THE PORTFOLIO?

The Federal Reserve remains committed to raising the federal funds target rate at a "measured pace," which suggests that future rate increases will continue to be moderate. We believe that the key to a healthy equity market is steady economic growth and continued real wage growth. Any changes in energy prices are inherently difficult to predict, but they continue to have a big influence on moves in the stock market. If oil were to spike in price, we might increase our overweighted position in energy stocks and decrease our overweighted position in consumer discretionary stocks.

We believe that a combination of historically low interest rates, moderate economic growth, and strengthening employment and personal-income trends may help to drive stocks higher by year-end. Under any market conditions, we seek to hold a broadly diversified equity Portfolio focused on best-in-class companies with strong earnings and free-cash-flow growth prospects. We believe that this combination of characteristics may provide opportunity potential in any market environment.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


MainStay VP Capital Appreciation Portfolio is a portfolio of the MainStay VP Series Fund, Inc. MacKay Shields LLC serves as subadvisor to this Portfolio. The views of MacKay Shields LLC, the Portfolio's subadvisor, and the Portfolio's holdings described in this report are as of June 30, 2005; these views and holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by any bank, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-26   MainStay VP Series Fund, Inc.

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

 INITIAL CLASS                                                     AS OF 6/30/05
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS(1)         MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
After Portfolio
  operating
  expenses               1.07%    1.64%   2.18%   3.66%
7-DAY CURRENT YIELD -- 2.60%

                                              After Portfolio operating expenses

                                                                MAINSTAY VP CASH MANAGEMENT          LIPPER MONEY MARKET FUND
                                                                         PORTFOLIO                            INDEX
                                                                ---------------------------          ------------------------
6/30/95                                                                    10000                              10000
                                                                           10521                              10522
                                                                           11053                              11051
                                                                           11637                              11626
                                                                           12202                              12181
                                                                           12864                              12830
                                                                           13589                              13539
                                                                           13883                              13825
                                                                           14015                              13957
                                                                           14096                              14026
6/30/05                                                                    14327                              14249

  --   MainStay VP Cash Management Portfolio  --   Lipper Money Market Fund Index

                                                            SIX      ONE    FIVE     TEN
BENCHMARK                                                  MONTHS   YEAR    YEARS   YEARS

Lipper Money Market Fund Index*                            1.05%    1.59%   2.12%   3.60%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. As of 6/30/05, MainStay VP Cash Management Portfolio had an effective 7-day yield of 2.63% and a current yield of 2.60%. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the current 7-day yield would have been 2.63% and 2.60%, respectively. These expense limitations are voluntary and may be terminated or revised at any time. The current yield is more reflective of the Portfolio's earnings than the total return.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-27

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005, to June 30, 2005.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/05            6/30/05           PERIOD(1)           6/30/05            PERIOD(1)
---------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                         $1,000.00         $1,010.65            $2.74            $1,022.25             $2.76
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of 0.55% multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 M-28   MainStay VP Series Fund, Inc.

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Commercial Paper                                                         55.5%
U.S. Government& Federal Agencies                                        27.9%
Medium-Term Notes                                                         7.1%
Corporate Bond                                                            6.2%
Bank Note                                                                 1.2%
Foreign Government                                                        1.0%
Certificate of Deposit                                                    1.0%
Cash and Other Assets (less liabilities)                                  0.1%

See Portfolio of Investments on page M-158 for specific holdings within these categories.

                                                  www.mainstayfunds.com     M-29

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Claude Athaide, Ph.D., CFA, and Christopher Harms of MacKay Shields LLC.

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio invests in short-term dollar denominated securities that mature in 397 days or less. The weighted average Portfolio maturity will not exceed 90 days. The Portfolio may invest in U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, or short-term unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars. These securities may be variable-rate notes, floating-rate notes, and mortgage-related and asset-backed securities. To help mitigate the risk of loss, all securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE FIRST SIX MONTHS OF 2005?

For the seven-day period ended June 30, 2005, MainStay VP Cash Management Portfolio Initial Class Shares provided a current yield of 2.60% and an effective yield of 2.63%. For the six months ended June 30, 2005, Initial class shares returned 1.07%. The Portfolio matched the 1.07% return of the average Lipper* Variable Products Money Market Portfolio over the same period. The Portfolio outperformed the 1.05% return of the Lipper Money Market Fund Index,* the Portfolio's benchmark, for the six months ended June 30, 2005.

WHAT MAJOR FACTORS AFFECTED THE MONEY MARKET DURING THE FIRST HALF OF 2005?

The U.S. economy grew at a 3.8% seasonally adjusted annual rate in the first quarter of 2005, the same rate at which it grew during the last quarter of 2004. During the first six months of 2005, the Federal Open Market Committee met four times and raised the targeted federal funds rate by 25 basis points on each occasion. (A basis point is one-hundredth of one percentage point.) At the end of June, the federal funds target rate was 3.25%.

Over the course of the reporting period, the yield on the benchmark three-month Treasury bill rose from 2.23% to 3.12% while three-month LIBOR* rose from 2.56% to 3.51%. Nonfarm payrolls increased by an average of 180,000 per month over the last three-and six-month periods. Despite a rise in the price of crude oil over the last 12 months, inflation has remained in check. The Consumer Price Index increased 2.5% year-over-year in June, down from 3.5% year-over-year in April.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

The amount by which the targeted federal funds rate rose during the first six months of 2005 had a negative impact on the performance of the Portfolio early in the year.

HOW WAS THE PORTFOLIO POSITIONED DURING THE REPORTING PERIOD?

The Portfolio invested in securities issued by the U.S. Treasury and government-sponsored agencies and in securities rated Tier 1 that were issued by finance, insurance, brokerage, and industrial companies, as well as banks and bank holding companies. Tier 1 securities are securities in the highest rating category of major rating agencies.

As of June 30, 2005, the average maturity of the Portfolio was approximately 54 days.

DID ECONOMIC FORCES AFFECT THE PORTFOLIO DURING THE FIRST HALF OF 2005?

The yield curve flattened significantly during the reporting period, and the dollar strengthened against the major currencies. Even so, the Federal Reserve still maintains that monetary policy is accommodative. The statement released after the Federal Open Market Committee Meeting on June 30, 2005, suggested that additional interest-rate hikes were likely.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-30   MainStay VP Series Fund, Inc.

WHAT CHANGES IN INTEREST RATES ARE INVESTORS ANTICIPATING?

At the end of June, federal funds futures contracts implied that the Federal Open Market Committee would raise the targeted federal funds rate by 25 basis points in August. The October federal funds futures contract recently priced in a 3.75% federal funds target rate following the September FOMC meeting. At the beginning of June, this contract was implying that the federal funds target rate in September would be about 3.5%.

WHAT IS YOUR OUTLOOK FOR THE PORTFOLIO?

We currently believe that the Federal Open Market Committee will raise the federal funds target rate in August and September. We intend to purchase securities maturing in September and beyond, because we feel that the forward rates implied in the prices of these securities are attractive. Whatever the economy or the money markets may bring, we will continue to pursue as high a level of current income as is considered consistent with the preservation of capital and liquidity.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


MainStay VP Cash Management Portfolio is a portfolio of the MainStay VP Series Fund, Inc. MacKay Shields LLC serves as subadvisor to this Portfolio. The views of MacKay Shields LLC, the Portfolio's subadvisor, and the Portfolio's holdings described in this report are as of June 30, 2005; these views and holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by any bank, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-31

MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/05
--------------------------------------------------------------------------------

                            SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR    YEARS    YEARS
----------------------------------------------------------
After Portfolio operating
  expenses                 0.82%    8.69%   -3.46%   9.58%

                                              After Portfolio operating expenses

                                                   MAINSTAY VP COMMON
                                                     STOCK PORTFOLIO              S&P 500 INDEX            RUSSELL 1000 INDEX
                                                   ------------------             -------------            ------------------
6/30/95                                                   10000                       10000                       10000
                                                          12660                       12600                       12626
                                                          15940                       16972                       16699
                                                          20565                       22091                       21734
                                                          25285                       27119                       26500
                                                          29782                       29084                       28950
                                                          25025                       24771                       24621
                                                          20361                       20315                       20218
                                                          19343                       20366                       20411
                                                          22978                       24258                       24387
6/30/05                                                   24975                       25792                       26320

  --   MainStay VP Common Stock Portfolio  --   Russell 1000 Index
  --   S&P 500 Index

 SERVICE CLASS(1)                                                  AS OF 6/30/05
--------------------------------------------------------------------------------

                            SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR    YEARS    YEARS
----------------------------------------------------------
After Portfolio operating
  expenses                 0.69%    8.42%   -3.70%   9.32%

                                              After Portfolio operating expenses

                                                   MAINSTAY VP COMMON
                                                     STOCK PORTFOLIO              S&P 500 INDEX            RUSSELL 1000 INDEX
                                                   ------------------             -------------            ------------------
6/30/95                                                   10000                       10000                       10000
                                                          12630                       12600                       12626
                                                          15866                       16972                       16699
                                                          20424                       22091                       21734
                                                          25053                       27119                       26500
                                                          29440                       29084                       28950
                                                          24680                       24771                       24621
                                                          20030                       20315                       20218
                                                          18981                       20366                       20411
                                                          22493                       24258                       24387
6/30/05                                                   24387                       25792                       26320

  --   MainStay VP Common Stock Portfolio  --   Russell 1000 Index
  --   S&P 500 Index

                                                          SIX      ONE     FIVE     TEN
BENCHMARKS                                               MONTHS   YEAR    YEARS    YEARS
S&P 500(R) Index*                                        -0.81%   6.32%   -2.37%    9.94%
Russell 1000(R) Index*                                    0.11    7.92    -1.89    10.16

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from 1/1/95 through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-32   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP COMMON STOCK PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                                                                VALUE
                                                       ENDING ACCOUNT                         (BASED ON
                                                        VALUE (BASED                         HYPOTHETICAL
                                       BEGINNING         ON ACTUAL          EXPENSES          5% RETURN          EXPENSES
                                        ACCOUNT         RETURNS AND           PAID            AND ACTUAL           PAID
                                         VALUE           EXPENSES)           DURING           EXPENSES)           DURING
SHARE CLASS                             1/1/05            6/30/05           PERIOD(1)          6/30/05           PERIOD(1)
--------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                          $1,000.00         $1,008.15            $2.64           $1,022.35            $2.66
--------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                          $1,000.00         $1,006.90            $3.88           $1,021.10            $3.91
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.82% for Initial Class and 0.69% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

                                                  www.mainstayfunds.com     M-33

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                            100%
Investment Company                                                       0.4
Liabilities in Excess of Cash and Other Assets                           0.4

See Portfolio of Investments on page M-165 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF JUNE 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  General Electric Co.
 3.  Johnson & Johnson
 4.  Pfizer, Inc.
 5.  Altria Group, Inc.
 6.  Gillette Co. (The)
 7.  Nextel Communications, Inc.
 8.  Microsoft Corp.
 9.  International Business Machines Corp.
10.  MBNA Corp.

 M-34   MainStay VP Series Fund, Inc.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Harvey Fram of New York Life Investment Management LLC

MAINSTAY VP COMMON STOCK PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio seeks long term growth of capital and normally invests at least 80% of its assets in common stocks. The Portfolio's management process is based on a bottom-up, quantitative model. We seek to identify large-cap companies that have a high probability of outperforming the S&P 500(R) Index* over the following six to 12 months. The Portfolio is managed with a large-cap core orientation and is benchmarked to the S&P 500(R) Index.*

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE FIRST SIX MONTHS OF 2005?

For the six months ended June 30, 2005, MainStay VP Common Stock Portfolio returned 0.82% for Initial Class shares and 0.69% for Service Class shares. Both share classes outperformed the -0.76% return of the average Lipper* Variable Products Large-Cap Core Portfolio over the same period. Both share classes also outperformed the -0.81% return of the S&P 500(R) Index,* the primary benchmark, for the six months ended June 30, 2005.

The Portfolio's outperformance resulted largely from strong relative performance in the energy, health care equipment & services, retailing, and utilities industry groups.

WHAT MAJOR FACTORS AFFECTED THE STOCK MARKET DURING THE FIRST HALF OF 2005?

During the reporting period, mid-capitalization stocks generally outperformed small- and large-cap issues. Among mid- and large-cap issues, value stocks outperformed growth issues. Among small-cap issues, results varied by data source.(1) Throughout much of the first half of 2005, the domestic equity market was focused on such factors as instability in the Middle East, job growth concerns, and fluctuating crude oil prices.

HOW DID YOU POSITION THE PORTFOLIO IN THIS MARKET ENVIRONMENT?

During the first half of 2005, the Portfolio remained overweighted in energy and utilities stocks to take advantage of strong price-trend and valuation characteristics. Relative to the S&P 500(R) Index, the Portfolio remains underweighted in pharmaceutical stocks, which have tended to trail the market, but the amount by which the Portfolio was underweighted decreased as drug-stock valuations became more favorable.

WHICH INDUSTRY GROUPS AND STOCKS PROVIDED POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE DURING THE SIX-MONTH REPORTING PERIOD?

Among industry groups, the strongest relative contributions to performance came from energy, health care equipment & services, retailing, utilities, and diversified financials. Among individual companies, eBay (-28.9%)(2) was a top contributor to relative performance. Despite a significant price decline, the stock was underweighted in the Portfolio, which resulted in a positive net contribution to relative performance. Utility holding company Public Service Enterprise Group (+17.5%) benefited from increased popularity during the reporting period. Refinery owner and operator Valero Energy (+71.2%) saw its stock price continue to climb after the company announced better-than-expected second-quarter earnings.

WHICH INDUSTRY GROUPS AND STOCKS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE DURING THE FIRST HALF OF 2005?

Among industry groups, the weakest relative contributions to performance came from banks, consumer durables & apparel, automobiles & components, pharmaceuticals & biotechnology, and technology hardware & equipment. Among individual companies, International Business Machines (-23.7%) saw

1. Specifically, the Russell 2000(R) Value Index* outperformed the Russell 2000(R) Growth Index,* while the S&P SmallCap 600(R)/Barra Value Index* underperformed the S&P SmallCap 600(R)/Barra Growth Index.* An investment cannot be made directly into an index.

2. Performance percentages reflect total returns of the indicated securities for the six months ended June 30, 2005, or for the period the securities were held in the Portfolio if shorter. Purchases and sales within the Portfolio may cause the performance of Portfolio holdings to differ from that of the securities themselves.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-35
its share price fall when first-quarter earnings failed to meet analysts' expectations. Mortgage products and financial services provider Fannie Mae (-15.4%) faced accounting problems that left investors uncertain about the outlook for the company. Automaker Ford Motor (-27.6%) suffered when weak U.S. auto sales prompted job cutbacks and lowered the company's profit outlook.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES DURING THE FIRST HALF OF 2005?

We established a position in Pepco Holdings (+17.6%) in March 2005 on recognition that utility stocks were gaining popularity. From January through June 2005, the Portfolio established a position in oil and gas contract-drilling company Helmerich & Payne (+17.3%). With strong energy prices and high rig demand, the company's second-quarter earnings nearly quadrupled. From March through May 2005, the Portfolio established a position in Sears Holding (+17.3%), the holding company for Kmart and Sears, Roebuck. The stock price has steadily increased since Kmart and Sears, Roebuck merged.

WERE THERE ANY SIGNIFICANT SALES?

From March through June 2005, we sold the Portfolio's entire position in petroleum refiner and marketer Murphy Oil (+36.5%). The Portfolio took profits as increased exploration and production led to a rise in first-quarter earnings. In March and May 2005, the Portfolio sold its position in Grant PrideCo (+16.8%), which provides oilfield drill pipe and other drilling products. The company raised its 2005 earnings guidance as first-quarter earnings rose. From March through May, the Portfolio sold its entire position in independent energy company Apache (+13.9%). The stock advanced when analysts raised the company's target price after highlighting "superior execution of Apache's drilling activity."

WERE THERE ANY SIGNIFICANTLY OVERWEIGHTED OR UNDERWEIGHTED POSITIONS IN THE PORTFOLIO RELATIVE TO ITS BENCHMARK?

As of June 30, 2005, MainStay VP Common Stock Portfolio was overweighted relative to the S&P 500(R) Index* in the insurance, utilities, energy, and telecommunication services industry groups. During the reporting period, the Portfolio benefited from its overweighted positions in all four industry groups.

On June 30, 2005, the Portfolio was underweighted relative to the S&P 500(R) Index* in the capital goods, pharmaceuticals & biotechnology, and software & services industry groups.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE PORTFOLIO?

The Portfolio relies on a quantitative model that uses major inputs of price-to-cash-flow, earnings trends, earnings quality, and price trends. Securities may be added to the Portfolio because of a combination of these factors. In some instances, stocks are included in the Portfolio for diversification and risk-control purposes even if they score poorly in the model.

While many economic, industry, and geopolitical factors may influence the markets, we will continue to use our model as we seek to provide competitive returns over full market cycles.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


MainStay VP Common Stock Portfolio is a portfolio of the MainStay VP Series Fund, Inc. The views of New York Life Investment Management LLC, the Portfolio's advisor, and the Portfolio's holdings described in this report are as of June 30, 2005; these views and holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by any bank, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.


The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.


The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.


Not all investment divisions are available under all policies.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-36   MainStay VP Series Fund, Inc.

MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/05
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR   YEARS   INCEPTION
----------------------------------------------------------
After Portfolio
  operating
  expenses               -0.09%   5.26%  0.91%    8.07 %

                                            (After Portfolio operating expenses)

                                                                  MAINSTAY VP CONVERTIBLE             MERRILL LYNCH ALL US.
                                                                         PORTFOLIO                      CONVERTIBLE INDEX
                                                                  -----------------------             ---------------------
10/1/96                                                                    10000                              10000
                                                                           11018                              11395
                                                                           12986                              13383
                                                                           14862                              15313
                                                                           18855                              19136
                                                                           16995                              16667
                                                                           15557                              14860
                                                                           16662                              16925
                                                                           18740                              19559
6/30/05                                                                    19725                              19971

  --   MainStay VP Convertible Portfolio  --   Merrill Lynch All Convertible Index

 SERVICE CLASS(1)                                                  AS OF 6/30/05
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR   YEARS   INCEPTION
----------------------------------------------------------
After Portfolio
  operating
  expenses               -0.21%   5.00%  0.66%    7.81 %

                                            (After Portfolio operating expenses)

                                                                  MAINSTAY VP CONVERTIBLE        MERRILL LYNCH ALL US CONVERTIBLE
                                                                         PORTFOLIO                            INDEX
                                                                  -----------------------        --------------------------------
10/1/96                                                                    10000                              10000
                                                                           10998                              11395
                                                                           12930                              13383
                                                                           14762                              15313
                                                                           18688                              19136
                                                                           16805                              16667
                                                                           15366                              14860
                                                                           16397                              16925
                                                                           18397                              19559
6/30/05                                                                    19316                              19971

  --   MainStay VP Convertible Portfolio  --   Merrill Lynch All Convertible Index

                                                        SIX      ONE     FIVE     SINCE
BENCHMARKS                                             MONTHS    YEAR   YEARS   INCEPTION

Merrill Lynch All Convertible Index                    -3.45%    2.11%  0.86%     8.22%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (10/1/96) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-37

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CONVERTIBLE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005, to June 30, 2005.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                          ENDING ACCOUNT
                                                                                           VALUE (BASED
                                                            ENDING ACCOUNT               ON HYPOTHETICAL
                                                             VALUE (BASED                 5% ANNUALIZED
                                                BEGINNING     ON ACTUAL      EXPENSES       RETURN AND      EXPENSES
                                                 ACCOUNT     RETURNS AND       PAID           ACTUAL          PAID
                                                  VALUE       EXPENSES)       DURING        EXPENSES)        DURING
SHARE CLASS                                      1/1/05        6/30/05       PERIOD(1)       6/30/05        PERIOD(1)
---------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                                   $1,000.00      $999.10         $3.27        $1,021.70         $3.31
---------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                                   $1,000.00      $997.85         $4.51        $1,020.45         $4.56
---------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.66% for Initial Class and 0.91% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 M-38   MainStay VP Series Fund, Inc.

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Convertible Bonds                                                        63.9%
Convertible Preferred Stocks                                             16.0
Short-Term Investments (collateral from securities lending
  is 0.4%)                                                               10.2
Common Stocks                                                             8.0
Corporate Bond                                                            1.6
Cash and Other Assets (less Liabilities)                                  0.3

See Portfolio of Investments on page M-178 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF JUNE 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Schlumberger Ltd., 1.50%, due 6/1/23
 2.  Pride International, Inc., 3.25%, due 5/1/33
 3.  Halliburton Co., 3.125%, due 7/15/23
 4.  Lehman Brothers Holdings, Inc.,
     1.25%, due 3/22/12
 5.  Hilton Hotels Corp., 3.375%, due 4/15/23
 6.  Cooper Cameron Corp., 1.50%, due 5/15/24
 7.  Teva Pharmaceutical Industries Ltd., 0.375%, due
     11/15/22
 8.  Tyco International Group S.A., 2.75%, due
     1/15/18
 9.  Diamond Offshore Drilling, Inc., 1.50%, due
     4/15/31
10.  Carnival Corp., 1.132%, due 4/29/33

                                                  www.mainstayfunds.com     M-39

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Edward Silverstein and Edmund C. Spelman of MacKay Shields LLC.

MAINSTAY VP CONVERTIBLE PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio seeks capital appreciation and current income and normally invests at least 80% of its assets in convertible securities. It may also purchase high-yield debt, nonconvertible debt, equities, U.S. government securities, and cash or cash equivalents. The Portfolio takes a flexible approach by investing in a broad range of securities from a variety of companies and industries. In selecting securities, we may consider the potential return of the underlying common stock, credit risk, projected interest return, and the premium of the convertible security relative to the underlying common stock.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE FIRST SIX MONTH OF 2005?

For the six months ended June 30, 2005, MainStay VP Convertible Portfolio returned -0.09% for Initial Class shares and -0.21% for Service Class Shares. Both share classes outperformed the -2.66% return of the average Lipper* Convertible Securities Portfolio over the same period. Both share classes also outperformed the -3.45% return of the Merrill Lynch All Convertibles Index,* the Portfolio's benchmark, for the six months ended June 30, 2005.

WHAT MAJOR FACTORS AFFECTED THE CONVERTIBLE MARKET DURING THE FIRST HALF OF
2005?

Convertible bonds are hybrid instruments whose results are derived from the performance of related equity and fixed-income markets. During the first half of 2005, the equity market, as measured by the S&P 500(R) Index,* declined 0.81%. Although interest rates declined slightly during the reporting period, credit spreads widened significantly, which depressed the value of straight corporate and convertible bonds. During the first half of 2005, many convertible arbitrage funds that had provided weak performance in recent years were forced to liquidate a portion of their holdings to meet investor redemptions. This selling further depressed the convertible bond market, causing the Merrill Lynch All Convertibles Index* to underperform the S&P 500(R) Index,* something that rarely happens in a declining equity market.

WHAT ACCOUNTED FOR THE STRONG RELATIVE PERFORMANCE OF THE PORTFOLIO DURING THE REPORTING PERIOD?

Security selection, sector selection, and credit quality all contributed to the Portfolio's relative strength. The Portfolio continued a theme from 2004 and remained heavily overweighted in the energy services & equipment industry, which contributed to the Portfolio's strong relative performance. Specific investments in other securities, including Whole Foods Markets and TXU Corp., also outperformed the benchmark. Above-average credit quality also contributed to the Portfolio's strong relative performance. During the six-month period, credit spreads widened and lower-quality bonds suffered the most. By maintaining relatively high credit quality, the Portfolio was able to withstand this credit-spread widening better than the average lower-credit-quality bond of the Merrill Lynch All Convertibles Index.*

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S MANAGEMENT STRATEGY?

Not really. Instead, we allowed the strategy that we initiated in 2004 to play itself out. This strategy included the Portfolio's significantly overweighted position in energy. It also included other company-specific opportunities with compelling fundamentals, such as Whole Foods, Hilton Hotels, and TXU. As other investors chased after these same themes, prices for these securities rose, continuing the outperformance that began in the second quarter of 2004.

WHICH SECURITIES PROVIDED THE STRONGEST PERFORMANCE FOR THE PORTFOLIO DURING THE REPORTING PERIOD?

Energy equipment & services companies--including Halliburton, Schlumberger, Pride International, and Transocean Offshore--saw their share prices and convertible bonds rise sharply during the first half of 2005. Pride International was the Portfolio's best performer in terms of absolute dollar gain. Halliburton provided the third-largest gain. The companies enjoy favorable fundamentals. Higher commodity prices have prompted more exploration and production activity, which in turn has led to greater demand and higher pricing for the equipment and services these companies provide.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-40   MainStay VP Series Fund, Inc.

The convertible bonds of Whole Foods Markets provided the second-best performance for the Portfolio in terms of absolute dollar gain. In February 2005, the company reported same-store sales and earnings that were well above analysts' expectations. The company, which focuses on selling organic products to the mass market, affords its customers an excellent shopping experience. Although the shares are not cheap and tend to be volatile around the time of earnings announcements, we have confidence in the company's excellent management, fundamental business, pristine balance sheet, and excess free cash flow.

The share price and convertible bonds of TXU Corp. soared after the utility company restructured, reduced debt, repurchased large amounts of outstanding shares, and significantly increased its earnings outlook. The company also benefited when rising natural gas prices allowed TXU to increase electricity prices for its customer base in Texas.

Amerada Hess and Chesapeake, two oil & gas exploration & production companies, benefited from high oil prices, which rose above $60 per barrel, and high natural-gas prices, which exceeded $7 per million cubic feet. Amerada Hess also has a signifi-cant petroleum refining operation, which enjoyed strong margins. Demand for gasoline and heating oil has remained high, while refining capacity has not expanded meaningfully in several decades.

WHICH PORTFOLIO HOLDINGS WERE WEAK PERFORMERS DURING THE FIRST HALF OF 2005?

Lucent Technology's convertible bonds and convertible preferred shares were the Portfolio's worst-performing holdings in terms of dollars lost. The company's shares declined when profits failed to meet investors' expectations. Although wireless equipment sales have increased, sales of traditional landline products remained soft. We recently added to the Portfolio's position in Lucent Technologies because we believe that the company may face substantial profit opportunities in the years ahead.

The share price and convertible bonds of Elan tumbled in February 2005, after the company's recently introduced multiple sclerosis therapy, Tysabri, was pulled from the market. Despite Tysabri's efficacy, we doubt that it will return to the market as a heavily prescribed therapy. Fortunately, the Portfolio's loss in Elan was offset by a large holding in Teva Pharmaceutical Industries, whose multiple sclerosis therapy benefited from Elan's troubles.

Although the Portfolio was underweighted in the automobile industry, Ford Motor's convertible preferred still managed to be one of the Portfolio's worst performers in terms of absolute dollars lost. The company suffered from poor vehicle sales, weak product resale values, and retiree and health care costs that were above industry averages. We believe that American automakers will eventually solve many of the problems that have plagued their industry. Until then, the preferred stocks of Ford and General Motors offer compelling yields that handsomely compensate investors who are willing to wait for a turnaround.

International Paper is a large Portfolio holding, and the decline in the company's share price caused International Paper's convertible bonds to be one of the Portfolio's worst performers in term of dollars lost. International Paper remains a perpetual turnaround story, as the forest products industry continues to wait for a combination of global economic growth and high commodity prices to translate into paper-industry profits

During the first half of 2005, International Game Technology convertible bonds fell along with the company's share price when investors became concerned about cyclical buying patterns. We continue to hold the bonds because we believe that the company's stock price is not overvalued. The securities have a put feature that allows bondholders to sell the bonds back to the company in January 2006 at a price only slightly below where the bonds are currently trading. With very little downside--and decent upside potential if the common stock rises--we believe the bonds remain attractive.

WHAT WERE SOME OF THE PORTFOLIO'S SIGNIFICANT PURCHASES DURING THE FIRST HALF OF 2005?

The Portfolio purchased securities of Carnival Cruise Lines, the leader in passenger ship travel. We were attracted by improving occupancy rates and pricing trends--and by declining ship deliveries, which should reduce the risk of overcapacity. Although the sharp rise in the price of crude oil recently hurt profitability, we expect any further rise in the price of crude oil to be moderate.

Diamond Offshore owns drilling rigs and leases them to companies exploring for and producing energy reserves. Estimates for Diamond Offshore's earnings continue to increase as the company signs new leases for rigs at continually increasing day rates. We

                                                  www.mainstayfunds.com     M-41
purchased Diamond Offshore to replace the Portfolio's convertible bonds of BJ Services, which were called by the issuer.

Ivax is a large manufacturer of generic drugs and inhaled drug therapies. We added Ivax to the Portfolio because we felt that the company's depressed earnings may improve substantially in the coming year. Ivax is awaiting approval to market several major pharmaceutical products that come off patent in 2005 and 2006, including Lexapro, Flonase, and Zocor.

We added to the Portfolio's position in Amerada Hess because several potential catalysts may push the price of the company's convertible preferred shares higher. Previous hedges are due to expire in 2005, and going forward, the company will be able to sell its petroleum production at much higher market prices or rehedge at significantly higher prices. In addition, the company may return to operations in Libya, which was recently taken off the list of potential terrorist countries. Libya's oilfields may provide a boost to companies that return to Libya to drill.

We bought convertible bonds of Amazon.com because they offered a high current yield with limited downside risk. While we are not necessarily bullish on the company's share price, the convertible bonds are not particularly sensitive to the performance of Amazon's common stock. The bonds offer a high current yield and mature in less than four years. Amazon's balance sheet is excellent and we expect these bonds to be easily paid off by the company when they mature.

WERE THERE ANY SIGNIFICANT SALES DURING THE FIRST HALF OF 2005?

We sold Goodyear Tire convertible bonds after the company's shares reached a level that we believed reflected full value.

Quest Diagnostics is a leading provider of diagnostic and lab tests. The company's convertible bonds were called by the company and converted into common stock, which we subsequently sold. The common stock did not offer the same attractive risk/reward profile that the Portfolio enjoyed with the convertible bonds.

We sold the convertible bonds of forest products company MeadWestvaco because the prices of most forest products continued to lag, despite otherwise strong commodity prices. In the absence of evidence of a near-term turnaround, we believed that the proceeds could be better deployed elsewhere.

We sold the Portfolio's Viacom convertible bonds because several of the company's major markets, such as radio, remain weak and we do not anticipate a recovery any time soon. In addition, we felt that the company's radio franchise may be permanently impaired if listeners switch to satellite radio in search of better programming with fewer ads. The Portfolio holds a significant position in Sirius Satellite to capitalize on this potential trend.

HOW DID THE PORTFOLIO'S WEIGHTINGS CHANGE OVER THE COURSE OF THE REPORTING
PERIOD?

The only changes worth mentioning involved the Portfolio's weightings in industrial/cyclicals, materials, and energy. The Portfolio, which was weighted 9.15% in industrial/cyclicals at the beginning of the reporting period, reduced its weighting in the sector to 4.06% at the end of June. We sold several of the Portfolio's holdings in this area, including Navistar International and Cummins because we believed that the sharp increases in these companies' earnings were unlikely to be repeated. We preferred to exit the positions before the companies reached their cyclical peak.

The Portfolio's weighting in materials went from 4.6% at the beginning of the six-month reporting period to 1.44% at the end. This decrease primarily reflected the sale of some holdings in forest products.

The Portfolio increased its energy weighting from 25.6% at the beginning of the reporting period to 28.2% at the end of June. The increase resulted primarily from market-value appreciation.

HOW WAS THE PORTFOLIO POSITIONED RELATIVE TO ITS BENCHMARK AS OF JUNE 30, 2005?

As of June 30, 2005, the Portfolio held 28% of its assets in the energy sector, a significantly overweighted position relative to the 7.2% energy sector weighting of the Merrill Lynch All Convertibles Index.* At the same time, the Portfolio held only 9.2% of its net assets in the technology sector-- significantly less than the benchmark's 18%. We believed that most technology companies were selling at fairly high valuations and had less-than-stellar

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-42   MainStay VP Series Fund, Inc.

fundamentals. With a 10.5% weighting in the financials sector, the Portfolio was underweighted relative to the benchmark's 16.8%. In our opinion, many financial companies in the benchmark might underperform if rising interest rates increase default rates on homeowner debt and consumer credit.

As of June 30, 2005, the Portfolio's other sector weightings were not materially different from those of the benchmark. The Portfolio was slightly underweighted relative to the benchmark in consumer discretionary, health care, industrials, materials, telecommunications, and utilities. In consumer staples, the Portfolio was slightly overweighted relative to the benchmark.

WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE PORTFOLIO?

Despite the negative returns experienced by most convertible investors in the past several months, we believe that the asset class will provide superior returns in the months ahead. Several of the factors that have recently weighed on convertibles should abate or reverse. Given the slow but steady growth of the economy, we would expect equity markets to rally before year-end. We also expect any further interest-rate hikes to be modest. Since the large-scale selling of convertible bonds by hedge funds appears to have abated in recent weeks, we believe that the asset class should trade closer to fair value. We are seeing convertible bonds trading higher when the underlying common shares are flat or even down slightly on a given day. We expect this trend, coupled with the recent summer rally in equities, to contribute to solid performance for the convertible bond market in the second half of 2005.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


MainStay VP Convertible Portfolio is a portfolio of the MainStay VP Series Fund, Inc. MacKay Shields LLC serves as subadvisor to this Portfolio. The views of MacKay Shields LLC, the Portfolio's subadvisor, and the Portfolio's holdings described in this report are as of June 30, 2005; these views and holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by any bank, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

Certain of the Portfolio's investments have speculative characteristics.

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-43

MAINSTAY VP DEVELOPING GROWTH PORTFOLIO

(FORMERLY LORD ABBETT DEVELOPING GROWTH PORTFOLIO)

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/05
--------------------------------------------------------------------------------

                         SIX      ONE     FIVE      SINCE
TOTAL RETURNS           MONTHS   YEAR    YEARS    INCEPTION
-----------------------------------------------------------
After Portfolio
  operating expenses    -0.24%   3.45%   -2.43%    -0.74%

                                            (After Portfolio operating expenses)

                                                    MAINSTAY VP LORD
                                                    ABBETT DEVELOPING          RUSSELL 2000 GROWTH
                                                    GROWTH PORTFOLIO                  INDEX                   S&P 500 INDEX
                                                    -----------------          -------------------            -------------
5/1/98                                                  10000.00                    10000.00                    10000.00
                                                         9369.00                     9368.00                    10227.00
                                                        10533.00                    10145.00                    12555.00
                                                        10727.00                    13026.00                    13465.00
                                                         9430.00                     9986.00                    11468.00
                                                         8066.00                     7489.00                     9405.00
                                                         7575.00                     7540.00                     9429.00
                                                         9167.00                     9919.00                    11230.00
6/30/05                                                  9483.00                    10344.00                    11941.00

  --   MainStay VP Developing Growth Portfolio  --   S&P 500 Index
  --   Russell 2000 Growth Index

 SERVICE CLASS(1)                                                  AS OF 6/30/05
--------------------------------------------------------------------------------

                         SIX      ONE     FIVE      SINCE
TOTAL RETURNS           MONTHS   YEAR    YEARS    INCEPTION
-----------------------------------------------------------
After Portfolio
  operating expenses    -0.36%   3.20%   -2.68%    -0.99%

                                            (After Portfolio operating expenses)

                                                    MAINSTAY VP LORD
                                                    ABBETT DEVELOPING          RUSSELL 2000 GROWTH
                                                    GROWTH PORTFOLIO                  INDEX                   S&P 500 INDEX
                                                    -----------------          -------------------            -------------
5/1/98                                                  10000.00                    10000.00                    10000.00
                                                         9365.00                     9368.00                    10227.00
                                                        10503.00                    10145.00                    12555.00
                                                        10665.00                    13026.00                    13465.00
                                                         9352.00                     9986.00                    11468.00
                                                         7979.00                     7489.00                     9405.00
                                                         7475.00                     7540.00                     9429.00
                                                         9023.00                     9919.00                    11230.00
6/30/05                                                  9312.00                    10344.00                    11941.00

  --   MainStay VP Developing Growth Portfolio  --   S&P 500 Index
  --   Russell 2000 Growth Index

                                                              SIX      ONE     FIVE      SINCE
BENCHMARKS                                                   MONTHS   YEAR    YEARS    INCEPTION

Russell 2000(R) Growth Index*                                -3.58%   4.29%   -4.51%     0.47%
S&P 500(R) Index*                                            -0.81    6.32    -2.37     2.51

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (5/1/98) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-44   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP DEVELOPING GROWTH
PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005, to June 30, 2005.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/05            6/30/05           PERIOD(1)           6/30/05            PERIOD(1)
---------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                         $1,000.00          $997.60             $5.25            $1,019.70             $5.31
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00          $996.35             $6.48            $1,018.45             $6.56
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (1.06% for Initial Class and 1.31% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

                                                  www.mainstayfunds.com     M-45

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           96.2%
Short-Term Investment                                                    4.1
Liabilities in Excess of Cash and Other Assets                          -0.3

See Portfolio of Investments on page M-188 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF JUNE 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  P.F. Chang's China Bistro, Inc.
 2.  SVB Financial Group
 3.  Sierra Health Services, Inc.
 4.  Kos Pharmaceuticals, Inc.
 5.  Sybron Dental Specialties, Inc.
 6.  Corporate Executive Board Co. (The)
 7.  Bright Horizons Family Solutions
 8.  Cal Dive International, Inc.
 9.  Scientific Games Corp.
10.  Centene Corp.

 M-46   MainStay VP Series Fund, Inc.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Partner and Portfolio Manager F. Thomas O'Halloran of Lord, Abbett & Co. LLC.

MAINSTAY VP DEVELOPING GROWTH PORTFOLIO(1)

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

Normally the Portfolio invests primarily in the common stocks of companies with above-average long-range growth potential, particularly smaller companies considered to be in the developing growth phase. Developing growth companies are almost always small, they are often relatively young, and their shares are often traded over the counter. We use a bottom-up stock selection process, which means that we focus on the investment fundamentals of companies rather than react to stock market events. The Portfolio may also invest in companies that are in their formative years.

Effective May 1, 2005, the Portfolio--previously known as MainStay VP Lord Abbett Developing Growth Portfolio--changed its name to MainStay VP Developing Growth Portfolio.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK?

For the six months ended June 30, 2005, the Portfolio returned -0.24% for Initial Class shares and -0.36% for Service Class shares. Both share classes underperformed the -0.22% return of the average Lipper* Variable Products Small-Cap Growth Portfolio over the same period. On the other hand, both share classes outperformed the Portfolio's primary benchmark, the Russell 2000(R) Growth Index,* which returned -3.58% for the six months ended June 30, 2005.

The Portfolio benefited from stock selection during the first six months of 2005. In the information technology sector, stock selection and an under-weighted position both contributed positively to performance. The performance of the Portfolio also benefited from stock selection within the health care sector. The largest toll on the Portfolio's performance came from stock selection within the consumer discretionary and energy sectors.

WHAT FACTORS AFFECTED THE EQUITY MARKET DURING THE FIRST SIX MONTHS OF 2005?

While markets rallied strongly at the end of 2004, equities declined sharply at the beginning of 2005. Equity markets continued to seesaw during the six months ended June 30, 2005. According to Russell data, small-cap stocks underperformed larger-capitalization equities, and growth stocks continued to underperform relative to value names. Major stock indexes reached their lows for the period in April and began to rally in May and June.

The Federal Reserve continued to tighten monetary policy throughout the first half of 2005. On June 30, the Federal Open Market Committee raised its target for the federal funds rate by 25 basis points to 3.25%. (A basis point is one-hundredth of one percentage point.) This action marked the ninth increase in the targeted federal funds rate since the current tightening cycle began. Growth indexes showed a brief resurgence relative to value indexes during the reporting period, but for the first half of 2005, Russell data shows that value stocks outperformed growth stocks at all capitalization levels.

WHICH STOCKS MADE THE GREATEST POSITIVE CONTRIBUTION TO THE PORTFOLIO'S PERFORMANCE DURING THE FIRST HALF OF 2005?

Kos Pharmaceuticals, a specialty pharmaceutical company, is the maker of the drug Advicor. The company's shares climbed after the company announced a deal to settle a patent dispute with another pharmaceutical company.

AQuantive, a provider of digital marketing services and technologies, exceeded first-quarter expectations when the demand for web advertising strengthened.

Sierra Health Services, an operator of managed care plans, rallied after the company posted fourth-quarter operating results that were higher than expected. The company also increased earnings guidance for the rest of the year. Although revenues were reduced by the loss of a military contract, profits rose 14% in the first quarter. Revenue from medical premiums,

1. MainStay VP Developing Growth Portfolio is a Portfolio of the MainStay VP Series Fund, Inc. Lord, Abbett & Co. LLC serves as subadvisor to this Portfolio.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-47
which grew 17% for the first quarter, contributed to earnings.

Affymetrix, which provides the GeneChip(R) technology used in genetic research, posted fourth-quarter earnings and sales that exceeded analysts' expectations. The strong performance resulted from increased interest in specific drug testing.

Blue Coat Systems, a developer of proxy appliances that protect and control Web communications, introduced a new product during the reporting period, which resulted in higher-than-expected earnings.

WHICH STOCKS WERE THE PORTFOLIO'S WORST PERFORMERS DURING THE FIRST HALF OF
2005?

Tibco Software--a business integration, or "middleware," software company--declined during the first quarter of 2005 following the company's preannouncement that weakness in Europe would lead to lower-than-expected first-quarter earnings. The Portfolio no longer holds the position.

Overstock.com, an online discount retailer, reported a first-quarter loss because higher operating expenses outpaced the company's revenue growth.

The share price of 51job, a Chinese online/offline recruitment company, fell when the company experienced a decline in recruitment ad sales."

Able Laboratories is a generic drugmaker whose share price fell sharply after the company announced that it would recall all of its products because of quality-control issues. The price of Able Laboratories' stock dropped 75% during the month of May. We no longer hold a position in the stock.

Resources Connection is a provider of accounting and financial services. The company's share price fell when the company announced lower third-fiscal-quarter earnings per share than analysts had expected. Investors appear to be concerned about uncertainties regarding Sarbanes-Oxley accounting requirements, which could affect the company's profits.

WHAT WERE SOME OF THE PORTFOLIO'S SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

Panera Bread, a bakery-cafe franchise, was the Portfolio's largest purchase during the first half of 2005. Although we had sold the Portfolio's position in the stock at the end of 2004, we bought back shares in April because of the company's strong fourth-quarter earnings and the company's plans for expansion in California. We took profits in a small portion of the position in May, but the stock remains a significant Portfolio holding.

Pacific Sunwear of California, a teen-apparel retailer, was a significant purchase for the Portfolio. We increased the Portfolio's position in the company early in the year. Toward the end of the second quarter, however, we trimmed the Portfolio's position when the company missed sales expectations and investors became concerned about a possible oversupply of jeans. Fortunately, Pacific Sunwear announced higher total sales and increased same-store sales for May, and the Portfolio continues to hold the company's stock.

Denbury Resources, an independent oil and gas company, was a new addition to the Portfolio. The majority of the shares were purchased in February. Denbury announced near-record earnings for the first quarter of 2005, along with an increase in production. Denbury continues to be a significant Portfolio holding, although we trimmed a portion of the position at a gain of 8.0%.

AQuantive, which was among the Portfolio's top performers, was also a new addition to the Portfolio, purchased primarily during March. The Portfolio sold shares during the latter part of the second quarter for a profit of nearly 46%. The company had exceeded first-quarter expectations, because the demand for web advertising strengthened. We continue to hold a position in the company.

Salesforce.com is a provider of on-demand customer-relationship management services. Although the Portfolio had previously owned the stock, we eliminated the position at the end of 2004. In February 2005, we began to purchase shares of the company again. The company saw an increase in profit for the fourth quarter of 2004 and continued to benefit from a growing client base and an increase in demand for its software. Salesforce.com was among the Portfolio's top performers during the second quarter of 2005.

WERE THERE ANY SIGNIFICANT SALES IN THE PORTFOLIO DURING THE REPORTING PERIOD?

The Portfolio's largest sales were among stocks within the industrials sector. We have reduced the Portfolio's industrials sector holdings by 10% since the end of 2004 by reducing cyclical holdings and focusing on growth-oriented stocks, such as energy and consumer discretionary issues.

 M-48   MainStay VP Series Fund, Inc.

Joy Global, a manufacturer of mining equipment for the extraction of coal and other minerals, was the Portfolio's largest sale. The stock was the top per-former within the industrials sector during the month of February, and we eliminated the position in June at a profit of nearly 59%.

EGL is a provider of supply-chain management and global freight transportation. The position was eliminated in June with a slight gain of 1.9%. The com-pany's first-quarter profits fell, causing the stock price to decline, but the stock rose on news of job cuts, which contributed to the sales profits.

Navigant Consulting is a specialized consulting firm for government agencies and large companies. The Portfolio's position was eliminated in mid-June at a loss of 3.1%. After the company lowered its earnings and revenue forecasts, shares fell nearly 31%.

Armor Holdings is a manufacturer of security products. The stock was a significant Portfolio holding in 2004, but we eliminated the position in April 2005 because of slower-than-expected growth.

Resources Connection, a provider of accounting and financial services, was also a large holding at the end of 2004. The Portfolio's position was significantly reduced to 0.5% of net assets, down from 1.5%. The Portfolio experienced a 7.0% profit from the sell-off despite the company's poor earnings.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the first half of 2005, we continued to emphasize business services, which have benefited from the increasingly stringent regulatory environment. We also maintained our focus on energy and health care companies.

During the reporting period, the Portfolio became overweighted within the health care, energy, and consumer discretionary sectors. We have also raised the Portfolio's information technology exposure to a slightly overweighted position to take advantage of the growth in certain niche markets. The economy's moderating expansion should favor stocks of the established, higher-quality companies on which we focus.

As of June 30, 2005, the Portfolio's most significant overweighted position relative to the Russell 2000(R) Growth Index was within the energy sector. The Portfolio's most significantly underweighted position relative to the Russell 2000(R) Growth Index was within the industrials sector.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE PORTFOLIO?

The economy continues to expand, although growth is moderating because of monetary tightening and high energy prices. In Lord Abbett's view, with the economy growing at a steady pace or slightly better, the Federal Reserve will likely raise the targeted federal funds rate at least two more times by year-end to a level of 3.75%. We anticipate real economic growth to advance at an annualized rate in the range of 3.4% to 3.7% during the second half of the year and into 2006.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


MainStay VP Developing Growth Portfolio is a portfolio of the MainStay VP Series Fund, Inc. Lord, Abbett & Co. LLC serves as subadvisor to this Portfolio. The views of Lord, Abbett & Co. LLC, the Portfolio's subadvisor, and the Portfolio's holdings described in this report are as of June 30, 2005; these views and holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by any bank, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-49

MAINSTAY VP FLOATING RATE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

THE PORTFOLIO'S DATE OF INCEPTION IS MAY 1, 2005. BECAUSE THE PORTFOLIO DID NOT HAVE A FULL QUARTER OF PERFORMANCE TO REPORT AS OF THE END OF THE REPORTING PERIOD, JUNE 30, 2005, THE PERFORMANCE NUMBERS AND GROWTH OF $10,000 CHART ARE NOT SHOWN.

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-50   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP FLOATING RATE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                            ENDING ACCOUNT                   VALUE (BASED
                                                             VALUE (BASED                  ON HYPOTHETICAL
                                                BEGINNING     ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                                 ACCOUNT     RETURNS AND        PAID          RETURN AND         PAID
                                                  VALUE       EXPENSES)        DURING      ACTUAL EXPENSES)     DURING
SHARE CLASS                                      5/2/05        6/30/05       PERIOD(1,2)       6/30/05        PERIOD(1,2)
-------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                                   $1,000.00      $996.57          $1.90         $1,023.07          $1.93
-------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                                   $1,000.00      $996.15          $2.31         $1,022.65          $2.34
-------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (1.16% for Initial Class and 1.41% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 60 (to reflect the two-month period).

2. The Classes were first offered on May 2, 2005. Expenses paid during the period reflect ongoing cash for the two-month period ending June 30, 2005. Had Initial Class and Service Class been offered for the six months ended June 30, 2005, based on a hypothetical 5% return, expenses paid during the period would be $5.84 and $7.09 respectively, and the ending account value would be $1,019,.20 and $1,017.95 respectively.

                                                  www.mainstayfunds.com     M-51

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Floating Rate Loans                                                      74.0%
Short-Term Investments                                                   17.9
Foreign Floating Rate Loans                                              10.5
Liabilities in Excess of Cash and Other Assets                           -2.4

See Portfolio of Investments on page M-196 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF JUNE 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Reliant Energy, Inc., Term Loan,
     5.675%-6.0888%, due 4/30/10
 2.  Direct TV Term Loan B, 4.7363%, due 4/13/13
 3.  UPC Broadband Holdings BV Term Loan H-2,
     5.752%, due 9/30/12
 4.  Charter Operating Co. LLC Term Loan B,
     6.44%, due 4/7/11
 5.  Venetian Casino Resort LLC Term Loan B,
     5.24%, due 6/15/11
 6.  Hexcel Corp. Term Loan B,
     4.875%-5.0625%, due 3/1/12
 7.  St. John's Knits International, Inc., Tranche B
     Term Loan, 6.00%, due 3/23/12
 8.  Invensys International Holdings, Ltd., Bonding
     Facility, 6.3513%, due 3/5/09
 9.  Eye Care Centers of America, Inc., Term Loan,
     6.12%-6.40%, due 3/1/12
10.  Select Medical Corp. Tranche B Term Loan,
     4.84%-5.04%, due 2/24/12

 M-52   MainStay VP Series Fund, Inc.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Anthony Malloy and Robert Dial of New York Life Investment Management LLC.

MAINSTAY VP FLOATING RATE PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 80% of its assets in a portfolio of floating-rate loans and other floating-rate debt securities. The Portfolio may also purchase fixed-income debt securities and money-market securities or instruments. When we believe that market or economic conditions are unfavorable to investors, up to 100% of the Portfolio's assets may be invested in money-market or short-term debt securities. The Portfolio may also invest in these types of securities or hold cash while we are looking for suitable investment opportunities or to maintain liquidity.

In implementing this strategy, we seek to identify investment opportunities based on the financial condition and competitiveness of individual companies. We also seek to invest in companies with a high margin of safety and that are leaders in industries with high barriers to entry. We prefer companies with positive free cash flow, solid asset coverage, and management teams that have strong track records. In virtually every phase of the investment process, we attempt to con-trol risk and limit defaults.

The Portfolio may invest up to 25% of its total assets in foreign securities, generally U.S. dollar denominated loans and other debt securities issued by one or more non-U.S. borrowers.

The Portfolio commenced operation on May 2, 2005.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FROM INCEPTION THROUGH JUNE 30, 2005?

From May 2 through June 30, 2005, MainStay VP Floating Rate Portfolio returned -0.35% for Initial Class shares and -0.38% for Service Class shares. Both share classes underperformed the 0.75% return of the Credit Suisse First Boston(TM) Leveraged Loan Index,* the Portfolio's benchmark, for the period from May 2 through June 30, 2005.

The Portfolio underperformed the benchmark because of several factors. Unlike the benchmark, the Portfolio must maintain cash balances to accommodate daily redemptions and the longer settlement period associated with the loan asset class. The Portfolio also bears fees and expenses that a tracking index does not. In addition, the benchmark only measures the performance of primary issues, while the Portfolio includes issues purchased in the secondary market. Lastly the Portfolio holds no exposure to issues rated CCC/Caal and below,(1) while the index has 3.51% of its exposure in these more speculative assets.

At the end of June, the Portfolio's seven-day yield was 3.99% for Initial Class shares and 3.75% for Service Class shares.

WHAT FACTORS INFLUENCED THE LOAN MARKET DURING THE TWO-MONTH REPORTING PERIOD?

After a strong 18-month run, the loan market experienced a technical correction in the second quarter of 2005. Average bid prices for institutional term loans declined 90 basis points from their peak in the first quarter of 2005. (A basis point is one-hundredth of one percentage point.) By comparison, the high-yield market declined seven basis points from its high point to its low point over the same period.

By the end of June, the market was moving in a positive direction, which made the correction appear like a speed bump. The loan market saw strong inflows from new collateralized loan obligations seeking to lock in attractive spreads. Inflows from floating-rate mutual funds also helped to raise bid prices for institutional term loans.

In the second quarter, investors temporarily moved away from risk to higher-quality loans, and the

1. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. Bonds rated Caa by Moody's Investors Service are deemed by Moody's to be of poor standing. Such issues may be in default or, according to Moody's, elements of danger with respect to principal or interest may be present. Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-53
difference in yield between loans rated BB and those rated B widened.(2) New-issue spreads for loans rated B also widened, but spreads tightened among new issues rated BB/BB-. Weakness in the high-yield market caused institutional loan volume to decline in the second quarter of 2005 from record highs in the first quarter. Deal flow and quality remained uneven, and repricing activity slowed in the second quarter.

WHAT WAS THE PORTFOLIO'S WEIGHTED AVERAGE RESET FIGURE AT THE END OF JUNE?

The Portfolio invests in floating-rate loans that have a weighted average effective duration of less than three months. The floating-rate loans may have final maturities of seven to nine years, but their underlying interest-rate contracts, which are typically linked to LIBOR(3) contracts reset every 30, 60, 90 or 180 days.

As of June 30, 2005, the weighted average reset figure for the Portfolio was 42 days. This means that as short-term interest rates increase, the Portfolio tends to "catch up" within 42 days, raising the yield it pays to investors. An inverse dynamic would apply when interest rates decline. The 42-day weighted average reset figure was a product of the higher proportion of 30-day and 60-day underlying LIBOR contracts in the Portfolio compared with 90-day and 180-day contracts, which are customarily available.

HOW WAS THE PORTFOLIO POSITIONED FROM AN INDUSTRY PERSPECTIVE AT THE END OF THE REPORTING PERIOD?

As of June 30, 2005, the largest industry concentrations in the Portfolio were cable/wireless video (10.74% of net assets), health care (8.75%), utilities (7.90%), and business services (7.13%). Although this is generally consistent with our target sector concentration of 10% or less, we would expect these concentrations to decline as we continue to accumulate assets and diversify the Portfolio.

As of June 30, 2005, among these key industry concentrations, the Portfolio was overweighted relative to the Credit Suisse First Boston(TM) Leveraged Loan Index* in cable/wireless video, health care, utilities, and business services. We are comfortable with these overweighted positions because they are in sectors that are traditionally considered to be defensive (health care and utilities) or in sectors characterized by issuers with significant recurring revenue streams and consistent free cash flow profiles (cable/wireless video and business services).

WHAT ELSE CAN YOU TELL US ABOUT THE PORTFOLIO'S POSITIONING AT THE END OF JUNE?

As of June 30, 2005, the Portfolio held 45 issues, with an average position size of $1.1 million or approximately 1.9% of total net assets. No holding represented more than 3.6% of total net assets. As the Portfolio accumulates assets and diversifies its holdings, we anticipate that the average position size as a percentage of total net assets will decline, as will the largest issue concentrations.

At the end of June, the Portfolio had a weighted average spread of 232 basis points above the LIBOR reference rate and a weighted average credit rating of approximately B+/B1.

2. Debt rated BB by Standard & Poor's is deemed by Standard & Poor's to be less vulnerable to nonpayment than other speculative issues. In the opinion of Standard & Poor's, however, debt rated BB faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Debt rated B by Standard & Poor's is deemed by Standard & Poor's to be more vulnerable to nonpayment than obligations rated BB, but it is the opinion of Standard & Poor's that the obligor currently has the capacity to meet its financial commitment on the obligation. Standard & Poor's believes that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. Certain ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Bonds rated B by Moody's Investors Service are deemed by Moody's to generally lack characteristics of the desirable investment. According to Moody's, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

3. London interbank offer rates (LIBOR) are interest rates that are widely used as reference rates in bank, corporate, and government lending agreements.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-54   MainStay VP Series Fund, Inc.

WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE PORTFOLIO?

We anticipate that loan spreads will remain tight in 2005 before gradually widening in 2006. We expect to see a good flow of deals driven by merger-and-acquisition and leveraged-buyout financing, but much will depend on the performance of the high-yield bond market. With the loan default rate ticking up to 1.30% in June, we expect more turbulence ahead, but we are not forecasting a broad market downturn.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


MainStay VP Floating Rate Portfolio is a portfolio of the MainStay VP Series Fund, Inc. The views of New York Life Investment Management LLC, the Portfolio's advisor, and the Portfolio's holdings described in this report are as of June 30, 2005; these views and holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by any bank, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

Floating-rate portfolios are generally considered to have speculative characteristics that involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity. The Portfolio may invest in foreign securities. U.S. dollar denominated securities of foreign issuers may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-55

MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/05
--------------------------------------------------------------------------------

                             SIX      ONE    FIVE     TEN
TOTAL RETURNS               MONTHS   YEAR    YEARS   YEARS
----------------------------------------------------------
After Portfolio operating
  expenses                  2.45%    6.06%   6.30%   6.05%

                                            (after Portfolio operating expenses)

                                                                   MAINSTAY VP GOVERNMENT           LEHMAN BROTHERS GOV'T BOND
                                                                         PORTFOLIO                            INDEX
                                                                   ----------------------           --------------------------
6/30/95                                                                    10000                              10000
                                                                           10365                              10451
                                                                           11094                              11224
                                                                           12338                              12487
                                                                           12677                              12868
                                                                           13249                              13512
                                                                           14529                              14908
                                                                           15701                              16222
                                                                           17132                              18061
                                                                           16960                              17816
6/30/05                                                                    17987                              19000

  --   MainStay VP Government Portfolio  --   Lehman Brothers Gov't Bond Index

 SERVICE CLASS(1)                                                  AS OF 6/30/05
--------------------------------------------------------------------------------

                             SIX      ONE    FIVE     TEN
TOTAL RETURNS               MONTHS   YEAR    YEARS   YEARS
----------------------------------------------------------
After Portfolio operating
  expenses                  2.32%    5.79%   6.04%   5.78%

                                            (after Portfolio operating expenses)

                                                                   MAINSTAY VP GOVERNMENT           LEHMAN BROTHERS GOV'T BOND
                                                                         PORTFOLIO                            INDEX
                                                                   ----------------------           --------------------------
6/30/95                                                                    10000                              10000
                                                                           10339                              10451
                                                                           11039                              11224
                                                                           12247                              12487
                                                                           12551                              12868
                                                                           13085                              13512
                                                                           14313                              14908
                                                                           15429                              16222
                                                                           16795                              18061
                                                                           16585                              17816
6/30/05                                                                    17546                              19000

  --   MainStay VP Government Portfolio  --   Lehman Brothers Gov't Bond Index

                                                            SIX      ONE    FIVE     TEN
BENCHMARK                                                  MONTHS   YEAR    YEARS   YEARS

Lehman Brothers(R) Government Bond Index*                  2.93%    6.65%   7.06%   6.63%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from 1/1/95 through 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-56   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005, to June 30, 2005.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                          ENDING ACCOUNT
                                                            ENDING ACCOUNT                 VALUE (BASED
                                                             VALUE (BASED                ON HYPOTHETICAL
                                                BEGINNING     ON ACTUAL      EXPENSES     5% ANNUALIZED     EXPENSES
                                                 ACCOUNT     RETURNS AND       PAID         RETURN AND        PAID
                                                  VALUE       EXPENSES)       DURING     ACTUAL EXPENSES)    DURING
SHARE CLASS                                      1/1/05        6/30/05       PERIOD(1)       6/30/05        PERIOD(1)
---------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                                   $1,000.00     $1,024.50        $3.05        $1,022.00         $3.01
---------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                                   $1,000.00     $1,023.25        $4.26        $1,020.75         $4.26
---------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.60% for Initial Class and 0.85% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

                                                  www.mainstayfunds.com     M-57

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                       84.6%
Short-Term Investments                                                   21.7
Asset-Backed Securities                                                   7.1
Corporate Bonds                                                           3.5
Mortgage-Backed Securities                                                2.1
Municipal Bond                                                            0.4
Liabilities in Excess of Cash and Other Assets                          -19.4

See Portfolio of Investments on page M-203 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF JUNE 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1. Federal National Mortgage Association, 6.00%, due 2/10/35 TBA
 2. Federal National Mortgage Association, 5.50%, due 2/15/20 TBA
 3. Federal National Mortgage Association, 4.50%, due 7/1/18
 4. Federal Home Loan Mortgage Corporation, 5.50%, due 1/1/33
 5. Federal National Mortgage Association, 6.625%, due 11/15/30
 6. Federal National Mortgage Association, 5.50%, due 2/10/35 TBA
 7. Federal National Mortgage Association, 4.50%, due 11/1/18
 8.  United States Treasury Bond, 6.875%, due 8/15/25
 9. Federal National Mortgage Association, 5.00%, due 11/1/17
10. Federal National Mortgage Association, 7.25%, due 1/15/10

 M-58   MainStay VP Series Fund, Inc.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Gary Goodenough, Christopher Harms, and Joseph Portera of MacKay Shields LLC.

MAINSTAY VP GOVERNMENT PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other non-U.S. government securities. The Portfolio's investment process includes an analysis of economic trends and an evaluation of factors pertinent to particular issuers and securities.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2005?

For the six months ended June 30, 2005, MainStay VP Government Portfolio returned 2.45% for Initial Class shares and 2.32% for Service Class shares. Both share classes underperformed the 2.95% return of the average Lipper* Variable Products General U.S. Government Portfolio. Both share classes also underperformed the Lehman Brothers(R) Government Bond Index,* the Portfolio's benchmark, which returned 2.93% for the six months ended June 30, 2005.

WHAT MAJOR FACTORS INFLUENCED THE BOND MARKET IN THE FIRST HALF OF 2005?

In the first six months of the year, the Federal Open Market Committee increased the targeted federal funds rate four times--in February, March, May, and June--with a 25 basis point increase on each occasion. (A basis point is one-hundredth of one percentage point.) The Federal Reserve's continued measured course toward tighter monetary policy was particularly interesting in light of March economic data (released over the course of April), which tended to be off-consensus on the downside, and later economic data that was mixed. Presumably, the Federal Reserve is looking past the data to a causal sequence that starts with low bond yields and interest-sensitive spending, progresses through tighter labor markets, receives pressure from high oil prices, and ends with higher inflation expectations. By steadily raising the federal funds target rate--which stood at 3.25% as of June 30, 2005--the Federal Reserve seeks to short-circuit this sequence. Higher productivity, a lack of pricing power, and a strong U.S. dollar appear to be helping the Federal Reserve's cause. But higher interest rates may be the best way to protect the economy should these market forces shift.

During the period, two-year Treasury yields rose from 3.1% to 3.6%, five-year Treasury yields crept from 3.6% to 3.7%, 10-year Treasury yields slid from 4.2% to 3.9%, and 30-year Treasury yields fell from 4.8% to 4.2%.

HOW DID YOU POSITION THE PORTFOLIO DURING THE REPORTING PERIOD?

During the first half of 2005, we sold 2% of the Portfolio's net assets, which were invested in corporate bonds, and bought an equal amount of mortgage-backed securities. This swap gave the Portfolio a somewhat more defensive posture. To offset some of the lost yield from the swap, we reduced the Portfolio's allocation to Treasurys by 4% and used the sale proceeds to purchase an equivalent amount of agency debentures.

As a general target, we seek to achieve a 75 basis point yield advantage relative to duration-matched Treasurys, and the Portfolio's duration is gauged relative to our estimation of the duration of the median fund in the Lipper government securities fund universe. The Portfolio's duration shortened one-tenth of a year during the first half of 2005 as prepayments on mortgage-backed securities increased in response to lower mortgage rates. The median government fund in the Lipper universe, which also presumably maintains a robust commitment to mortgages, would have experienced a similar duration shortening.

At the end of June, the Portfolio's duration was 3.8 years, which is toward the lower-end of our target range of 3.75 to 4.25 years. Range-based duration management allows the mortgage component of the Portfolio to lengthen and shorten as interest rates shift and reduces the need for frequent and costly rebalancings, which period-specific duration management would require.

WHY DID THE PORTFOLIO UNDERPERFORM ITS PEERS?(1)

During the first half of 2005, we expected residential mortgage-backed securities collateralized by 15-year

1. Since the average Lipper* peer Portfolio exceeded the median, it's evident that there were several long-duration Portfolios which skewed the average higher when interest rates fell.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-59
loans to outperform residential mortgage-backed securities collateralized by 30-year loans. We positioned the Portfolio accordingly, expecting all segments of the yield curve to rise as the Federal Open Market Committee steadily increased the targeted federal funds rate. Unfortunately, yields rose for maturities shorter than seven years but fell for longer maturities. This pivot action around the seven-year maturity bucket worked to the advantage of bonds with 30-year collateral, but it detracted from the Portfolio's relative performance.

DID YOU TAKE SPECIFIC ACTIONS TO IMPROVE PERFORMANCE DURING THE REPORTING
PERIOD?

When the Portfolio failed to achieve its performance target during the first quarter, we adopted several new tactics. We shifted some of the Portfolio's assets into longer maturities to take better advantage of the flattening of the Treasury yield curve. We expanded the Portfolio's exposure to the 30-year Treasury benchmark by adding long-dated agency debentures that were priced at a spread to the Treasury bond. We increased the Portfolio's exposure to agency debentures (which helped performance when the agency sector generated attractive excess returns relative to duration-matched Treasurys). To mitigate the impact of the market's deepening risk aversion, we also trimmed the Portfolio's corporate-bond exposure.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2005, the Portfolio held 9% of its net assets in U.S. Treasurys, 25% in agency debentures, 55% in mortgage-backed securities issued by government-sponsored and government-related enterprises, 5% in asset-backed securities, 2% in commercial mortgage-backed securities, 2% in investment-grade credit, and 2% in short-term agency discount notes. We favor securitized products for their high quality, liquidity, and incremental yield, and we have diversified our commitment to the sector across residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities. In total, the allocation to non-government-related securities does not exceed 10% of net assets.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE PORTFOLIO?

We believe that the fixed-income markets will be influenced as opinions shift regarding whether to characterize the U.S. economy as a glass half-empty or a glass half-full. Particular attention will be paid to payroll and inflation data. With inflationary pressures percolating near the economy's surface, we believe that the Federal Open Market Committee will likely continue to raise the federal funds target rate to a level that the Committee deems closer to neutral. Since the Federal Reserve appears to prefer policy adjustments at a gradual pace, we believe that interest-rate volatility should remain relatively muted. If so, the Portfolio's mortgage-backed securities position should benefit. A bid from foreign investors and pension funds for longer-duration assets may continue to support price levels at the long-end of the Treasury yield curve, so we feel that the Portfolio's curve-flattening bias is prudent at this time.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


MainStay VP Government Portfolio is a portfolio of the MainStay VP Series Fund, Inc. The views of MacKay Shields LLC, the Portfolio's subadvisor, and the Portfolio's holdings described in this report are as of June 30, 2005; these views and holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by any bank, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

While some securities in the Portfolio may carry government backing or guaranteed payment of interest and principal, shares of the Portfolio are not guaranteed, their prices will fluctuate, and shares, when sold, may be worth more or less than their original cost.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-60   MainStay VP Series Fund, Inc.

MAINSTAY VP GROWTH PORTFOLIO

(FORMERLY EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO)

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/05
--------------------------------------------------------------------------------

                        SIX      ONE      FIVE       SINCE
TOTAL RETURNS          MONTHS    YEAR     YEARS    INCEPTION
------------------------------------------------------------
After Portfolio
  operating expenses   -4.67%   -2.82%   -10.60%     3.21%

                                            (After Portfolio operating expenses)

                                                   MAINSTAY VP GROWTH          RUSSELL 1000 GROWTH
                                                        PORTFOLIO                     INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
5/1/98                                                    10000                       10000                       10000
                                                          10689                       10311                       10227
                                                          13490                       13123                       12555
                                                          21970                       16490                       13465
                                                          15746                       10525                       11468
                                                          12097                        7737                        9405
                                                          11896                        7965                        9429
                                                          12907                        9389                       11230
6/30/05                                                   12543                        9547                       11941

  --   MainStay VP Growth Portfolio  --   S&P 500 Index
  --   Russell 1000 Growth Index

 SERVICE CLASS(1)                                                  AS OF 6/30/05
--------------------------------------------------------------------------------

                        SIX      ONE      FIVE       SINCE
TOTAL RETURNS          MONTHS    YEAR     YEARS    INCEPTION
------------------------------------------------------------
After Portfolio
  operating expenses   -4.79%   -3.06%   -10.83%     2.94%

                                            (After Portfolio operating expenses)

                                                   MAINSTAY VP GROWTH          RUSSELL 1000 GROWTH
                                                        PORTFOLIO                     INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
5/1/98                                                    10000                       10000                       10000
                                                          10684                       10311                       10227
                                                          13450                       13123                       12555
                                                          21836                       16490                       13465
                                                          15606                       10525                       11468
                                                          11959                        7737                        9405
                                                          11732                        7965                        9429
                                                          12697                        9389                       11230
6/30/05                                                   12309                        9547                       11941

  --   MainStay VP Growth Portfolio  --   S&P 500 Index
  --   Russell 1000 Growth Index

                                                             SIX      ONE     FIVE       SINCE
BENCHMARKS                                                  MONTHS   YEAR     YEARS    INCEPTION

Russell 1000(R) Growth Index*                               -1.72%   1.68%   -10.36%    -0.65%
S&P 500(R) Index*                                           -0.81    6.32    -2.37      2.51

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/6/03, includes the historical performance of the Initial Class shares from inception (5/1/98) through 6/5/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-61

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005, to June 30, 2005.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/05            6/30/05           PERIOD(1)           6/30/05            PERIOD(1)
---------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                         $1,000.00          $953.05             $4.02            $1,020.85             $4.16
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00          $951.80             $5.23            $1,019.60             $5.41
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.83% for Initial Class and 1.08% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 M-62   MainStay VP Series Fund, Inc.

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                            98.7%
Cash and Other Assets (less liabilities)                                  1.3

See Portfolio of Investments on page M-212 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF JUNE 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Microsoft Corp.
 2.  Dell, Inc.
 3.  McDonald's Corp.
 4.  Lilly (Eli) & Co.
 5.  Johnson & Johnson
 6.  Intel Corp.
 7.  General Electric Co.
 8.  Maxim Integrated Products, Inc.
 9.  Boeing Co. (The)
10.  Harrah's Entertainment, Inc.

                                                  www.mainstayfunds.com     M-63

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Ashi Parikh of Eagle Asset Management, Inc.

MAINSTAY VP GROWTH PORTFOLIO(1)

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invest at least 80% of its assets in equity securities, and normally invests primarily in U.S. common stocks, mostly of companies with market capitalizations greater than $5 billion at the time of purchase. The Portfolio's subadvisor seeks companies with potential to offer above-average long-term capital appreciation. Companies in which the Portfolio invests normally have better-than-average expected earnings-per-share growth or better-than-average expected revenue growth, or relatively high return on equity. Securities that meet the Portfolio's quantitative criteria are subjected to extensive fundamental analysis of competitive advantages, management capability, and the ability of the company to improve its market share and drive earnings growth.

Effective May 1, 2005, the Portfolio--previously known as MainStay VP Eagle Asset Management Growth Equity Portfolio--changed its name to MainStay VP Growth Portfolio.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2005?

For the six months ended June 30, 2005, MainStay VP Growth Portfolio returned -4.67% for Initial Class shares and -4.79% for Service Class shares. Both share classes underperformed the -0.76% return of the average Lipper* Variable Products Large-Cap Core Portfolio over the same period. Both share classes also underperformed the Russell 1000(R) Growth Index,* the Portfolio's primary benchmark, which returned -1.72% for the six months ended June 30, 2005.

The Portfolio saw positive contributions to performance from the financial services, energy, and autos and transportation sectors. But sector results in technology, consumer discretionary, health care, producer durables, and utilities had a negative impact on the Portfolio's performance during the reporting period.

WHAT FACTORS INFLUENCED THE EQUITY MARKET DURING THE FIRST HALF OF 2005?

The first quarter of 2005 was disappointing for equity investors. The markets rebounded in the second quarter, however, as optimism returned following positive revisions to first-quarter gross domestic product and a positive surprise on the employment front. Factors such as a sizzling housing sector and higher-than-anticipated U.S. exports and business spending led the Commerce Department to progressively revise its estimate of first-quarter gross domestic product from 3.1% to 3.5% to 3.8%. On the labor front, the second quarter also brought positive news when the change in nonfarm payrolls for April came in at 274,000, well above the expected increase of 174,000. These data points reassured investors that the economic recovery was gaining traction, and the markets rallied in May and plateaued in June.

Fears over possible factors that could affect the oil supply seemed to drive sentiment in the energy markets. A hint of a terrorist threat in Nigeria drove the price of crude oil--which was already high--to more than $58 a barrel in June. International relations with China took center stage after CNOOC (China National Offshore Oil Corporation) put Washington in a tough spot by placing a bid for Unocal, a California-based energy company that has huge reserves in Asia. While inflation has not risen in a material fashion, the leading economic indicators published by The Conference Board fell in the month of May, which suggested that growth might slow in the second half of the year.

WHICH STOCKS PROVIDED POSITIVE PERFORMANCE DURING THE FIRST HALF OF 2005?

An overweighted position in Google helped the Portfolio's performance when the market began to recognize the value proposition embedded in Google's advertising platform. Harrah's Entertainment, a casino and lodging company, contributed positively to the Portfolio's performance because of increased traffic in the company's casinos and investor anticipation that positive synergies would result from the company's acquisition of Caesars Entertainment.

1. MainStay VP Growth Portfolio is a Portfolio of the MainStay VP Series Fund, Inc. Eagle Asset Management Inc. serves as subadvisor to this Portfolio.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-64   MainStay VP Series Fund, Inc.

In the energy sector, Halliburton helped the Portfolio's performance. The company resolved a billing dispute with the U.S. Army and reported better-than-expected results for the first quarter of 2005. Nextel Partners, an integrated provider of wireless communication services, helped the Portfolio's performance because the company executed its business plan well in the first quarter and reported better-than-expected quarterly earnings. During the second quarter, Nextel Partners raised the possibility of exercising an option that would require Nextel Communications to buy out Nextel Partners.

In the second quarter of 2005, we initiated positions in drug distributors McKesson and Cardinal Health because we believed that these companies would benefit from implementation of the prescription-drug benefit bill. McKesson beat consensus earnings estimates in the first quarter. The company, which is transitioning into a fee-for-service arrangement, may benefit from increasing cash flow from operations, higher cash-flow yield, and improving return on invested capital. During McKesson's upbeat analyst day, the company highlighted its financial flexibility, it progress in the business-model transition, and its plans to deploy excess cash in shareholder-friendly initiatives. The stock made a positive contribution for the portion of the reporting period it was held the Portfolio.

WERE THERE OTHER SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

During the first half of 2005, we also added FedEx, Eli Lilly, and CVS to the Portfolio. We believe that FedEx has a great transportation franchise, exposure to business activity in general, pricing power, and the ability to grow market share. We added Eli Lilly to the Portfolio because of the company's strong pharmaceutical pipeline and our belief that Eli Lilly will be able to grow earnings faster than its pharmaceutical peers. The stock contributed positively to performance for the period it was held in the Portfolio. Implementation of the prescription-drug benefit bill for senior citizens and extraction of merger synergies were the main reasons we added CVS to the Portfolio.

WHICH STOCKS DETRACTED FROM PERFORMANCE?

Internet retailer eBay detracted from the Portfolio's performance during the first half of 2005. Business problems in Germany and a hiccup in listings growth were the primary reasons for the stock's underperformance. Since we believe that this is a temporary phenomenon and that eBay will recover by the fourth quarter of 2005, we continue to hold an overweighted position in this company. Problems in Europe negatively affected the performance of McDonald's. Since we believe that management is capable of addressing these challenges, we continue to hold the position in the Portfolio.

Avaya, a communications-systems provider, disclosed receipt of a subpoena in an investigation into the company's billing practices. This disclosure, a weak first-quarter earnings report, and below-consensus guidance for the entire year significantly hurt the stock, which took a toll on the Portfolio's performance. Symbol Technologies, an enterprise mobility company that provides radio-frequency-identification technology, continued to struggle, and the company's lower-than-expected guidance for second-quarter profits had a negative impact on the Portfolio's performance. Management missteps and miscommunications led us to sell the Portfolio's entire positions in both Avaya and Symbol Technologies.

WERE THERE OTHER SIGNIFICANT SALES DURING THE FIRST HALF OF 2005?

Biogen Idec had a negative impact on performance in the first half of 2005 because the company re-called a key drug shortly after it was launched. We sold the Portfolio's entire position in Biogen Idec because we believed that the company's long-term growth prospects had been seriously impaired by the recall. Positions in Chiron, a biotechnology company, and Check Free, a financial-services company, were sold during the first quarter because the stocks had reached our price targets. Both Chiron and Check Free contributed positively to the performance of the Portfolio during the reporting period.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE FIRST HALF OF 2005?

We continue to position the Portfolio with a bias toward a period of sustained economic recovery. We maintain an underweighted position in the consumer staples sector and an overweighted position in the consumer discretionary sector.

Historically, the six months preceding an announcement that the Federal Reserve has completed a round of interest-rate increases tends to be accompanied by a rally in the financial services sector. We believe that we are now at this inflection point and have increased the Portfolio's financial services holdings from an underweighted to a modestly overweighted position.

The Portfolio has also gone from an underweighted position to a modestly overweighted position in the health care sector. This change was because of the

                                                  www.mainstayfunds.com     M-65
rebalancing of the Russell 1000(R) Growth Index* and the addition of names such as Cardinal Health and McKesson. The Portfolio's technology exposure was trimmed as a result of stock-specific actions, such as the elimination of Avaya and Symbol Technologies. The Portfolio remains modestly overweighted in the producer durables sector because we believe this sector will benefit from the continued pace of economic activity.

WHAT DO YOU ANTICIPATE FOR THE MARKETS AND THE PORTFOLIO?

As the U.S. economy enters its fifth year of expansion, a synchronized global recovery has been set in motion. The U.S. dollar remains strong, and inflation does not appear to be an imminent threat. Among investors' top concerns are monetary policy decisions by the Federal Reserve, terrorism, and oil. High oil prices have not deterred the consumption of crude oil, and investors are concerned that the growing demand could move prices even higher, which could slow the pace of economic growth. In this environment, we expect corporate managers to focus on translating productivity gains into strong corporate earnings and to pursue shareholder-friendly actions. The Portfolio is positioned to benefit from this macroeconomic backdrop.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


MainStay VP Growth Portfolio is a portfolio of the MainStay VP Series Fund, Inc. Eagle Asset Management, Inc. serves as subadvisor to this Portfolio. The views of Eagle Asset Management, Inc., the Portfolio's subadvisor, and the Portfolio's holdings described in this report are as of June 30, 2005; these views and holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by any bank, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-66   MainStay VP Series Fund, Inc.

MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/05
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
After Portfolio
  operating
  expenses               0.01%    9.86%   8.73%   9.91%

                                            (After Portfolio operating expenses)

                                                                   MAINSTAY VP HIGH YIELD        CREDIT SUISSE FIRST BOSTON HIGH
                                                                  CORPORATE BOND PORTFOLIO                 YIELD INDEX
                                                                  ------------------------       -------------------------------
6/30/95                                                                   10000.00                           10000.00
                                                                          11721.00                           10997.00
                                                                          13560.00                           12610.00
                                                                          15123.00                           13995.00
                                                                          16283.00                           13876.00
                                                                          16936.00                           13821.00
                                                                          16080.00                           13778.00
                                                                          16410.00                           14001.00
                                                                          20243.00                           16908.00
                                                                          23424.00                           18894.00
6/30/05                                                                   25735.00                           20802.00

  --   MainStay VP High Yield Corporate Bond Portfolio
  --   Credit Suisse First Boston High Yield Index

 SERVICE CLASS(1)                                                  AS OF 6/30/05
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
After Portfolio
  operating
  expenses               -0.11%   9.60%   8.48%   9.66%

                                            (After Portfolio operating expenses)

                                                                   MAINSTAY VP HIGH YIELD        CREDIT SUISSE FIRST BOSTON HIGH
                                                                  CORPORATE BOND PORTFOLIO                 YIELD INDEX
                                                                  ------------------------       -------------------------------
6/30/95                                                                    10000                              10000
                                                                           11692                              10997
                                                                           13495                              12610
                                                                           15016                              13995
                                                                           16130                              13876
                                                                           16738                              13821
                                                                           15856                              13778
                                                                           16145                              14001
                                                                           19872                              16908
                                                                           22938                              18894
6/30/05                                                                    25139                              20802

  --   MainStay VP High Yield Corporate Bond Portfolio
  --   Credit Suisse First Boston High Yield Index

                                                           SIX      ONE     FIVE     TEN
BENCHMARK                                                 MONTHS    YEAR    YEARS   YEARS

Credit Suisse First Boston(TM) High Yield Index*          0.77%    10.10%   8.52%   7.60%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from inception (5/1/95) through 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-67

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005, to June 30, 2005.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                                                            VALUE (BASED
                                                     ENDING ACCOUNT                        ON HYPOTHETICAL
                                                      VALUE (BASED                          5% ANNUALIZED
                                     BEGINNING         ON ACTUAL          EXPENSES           RETURN AND           EXPENSES
                                      ACCOUNT         RETURNS AND           PAID               ACTUAL               PAID
                                       VALUE           EXPENSES)           DURING             EXPENSES)            DURING
SHARE CLASS                           1/1/05            6/30/05           PERIOD(1)            6/30/05            PERIOD(1)
---------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                        $1,000.00         $1,000.05            $2.93             $1,022.05             $2.96
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                        $1,000.00         $  998.80            $4.16             $1,020.80             $4.21
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.59% for Initial Class and 0.84% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 M-68   MainStay VP Series Fund, Inc.

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds                                                          62.0%
Short-Term Investments (collateral from securities lending
  is 0.8%)                                                               17.0
Foreign-Corporate Bonds                                                   6.9
Convertible Bonds                                                         3.9
Yankee Bonds                                                              3.3
Loan Assignments and Participations                                       3.0
Common Stocks                                                             1.6
Preferred Stocks                                                          1.5
Convertible Preferred Stocks                                              0.7
Warrants                                                                  0.1
Liabilities in Excess of Cash and Other Assets                          -0.1+

See Portfolio of Investments on page M-220 for specific holdings within these categories.

+ Less than one-tenth of one percent.

   TOP TEN HOLDINGS AS OF JUNE 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  El Paso Production Holding Co., 7.75%, due
     6/1/13
 2.  Sovereign Real Estate Investment Corp., 12.00%
 3.  Calpine Corp., 8.50%, due 7/15/10
 4.  General Motors Acceptance Corp., 8.00%, due
     11/1/31
 5.  Spectrum Brands, Inc., 7.375%, due 2/1/15
 6.  AES Corp., 9.00%, due 5/15/15
 7.  American Real Estate Partners L.P., 7.125%, due
     2/15/13
 8.  Petroleum Geo-Services ASA, 10.00%, due 11/5/10
 9.  Qwest Services Corp., 13.50%, due 12/15/10
10.  Goodyear Tire & Rubber Co. (The), 11.00%, due
     3/1/11

                                                  www.mainstayfunds.com     M-69

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Donald E. Morgan, CFA, and J. Matthew Philo, CFA, of MacKay Shields LLC.

MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

Under normal circumstances, the Portfolio invests at least 80% of its assets in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or, if unrated, that we consider to be of comparable quality. In implementing this strategy, we seek to identify investment opportunities based primarily on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include domestic corporate debt securities, Yankee (dollar-denominated) debt securities, zero-coupon bonds, U.S. government securities, convertible corporate bonds, and loan participation interests. The Portfolio may invest up to 20% of its net assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and S&P.(1)

In times of unusual or adverse market, economic, or political conditions, the Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and may invest more than 35% of its total assets in U.S. government securities or other high-quality money-market instruments.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE FIRST HALF OF 2005?

For the six months ended June 30, 2005, MainStay VP High Yield Corporate Bond Portfolio returned 0.01% for Initial Class shares and -0.11% for Service Class shares. Both share classes underperformed the 0.45% return of the average Lipper* Variable Products High Current Yield Portfolio over the same period. Both share classes also underperformed the 0.77% return of the Credit Suisse First Boston(TM) High Yield Index*, the Portfolio's benchmark, for the six months ended June 30, 2005. The Portfolio's relative performance was the result of individual credit events and industry weightings during the reporting period.

WHAT MAJOR FACTORS INFLUENCED THE HIGH-YIELD BOND MARKET DURING THE FIRST SIX MONTHS OF 2005?

Bonds of General Motors and Ford traded at yields comparable to those of high-yield issuers for several months prior to their downgrades by Moody's and S&P in early May. Because of the size of these issuers, anticipation of the downgrades cast a shadow over the market. The effect was compounded by the lack of new issues and positive inflows into the high-yield market.

WHAT WAS THE PORTFOLIO'S DURATION STRATEGY DURING THE FIRST HALF OF 2005?

As bottom-up investors who choose securities on the basis of their individual characteristics, duration is primarily a residual of our process. We believe that high-yield bonds have risk and reward characteristics that are similar to equities. As a result, traditional fixed-income strategies, such as yield curve positioning, maturity structure, and duration management, are not the focal point of our investment process.

WAS THE PORTFOLIO AFFECTED BY RISING INTEREST RATES DURING THE FIRST HALF OF
2005?

While rising interest rates would potentially have a negative impact on the Portfolio, the impact was muted in comparison with investment-grade fixed-income securities. In the first half of 2005, short term rates rose dramatically while 10-year Treasury yields dropped from 4.22% to 3.92%. Over the same period, the yield on the Credit Suisse First Boston(TM) High Yield Index rose from 6.99% to 7.79%. We believe that the default rate is the ultimate driver of high-yield returns. Although default rates decreased during the last 36 months, there is some anticipation that default rates will rise gradually in the next 12 months.

WHAT FACTORS HAVE RECENTLY INFLUENCED THE PERFORMANCE OF THE HIGH-YIELD BOND MARKET?

Technical factors have pushed the performance of high-yield securities recently. Spreads in the high-

1. Bonds rated B by Moody's Investors Service are deemed by Moody's to generally lack characteristics of the desirable investment. According to Moody's, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Debt rated B by Standard & Poor's is deemed by Standard & Poor's to be more vulnerable to nonpayment than obligations rated BB, but it is the opinion of Standard & Poor's that the obligor currently has the capacity to meet its financial commitment on the obligation. Standard & Poor's believes that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

2. The terms "spread" and "yield spread" are often used to refer to the difference in yield between securities of a particular asset category, maturity, or credit quality and comparable U.S. Treasury securities.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-70   MainStay VP Series Fund, Inc.

yield market were at historically low levels at the beginning of 2005. Spreads reflect the amount of additional compensation investors receive for assuming additional risk. While Portfolio flows were positive at the end of 2004, they turned negative through the first five months of 2005. With the market's upward climb, we have been concerned about the quality of new issues and have found few buying opportunities that we consider attractive. As a result, cash levels in the Portfolio have risen. Higher-than-normal tenders from bond issuers have also added to the Portfolio's cash level.

WHICH SECURITIES IN THE PORTFOLIO WERE STRONG PERFORMERS DURING THE REPORTING PERIOD?

For the six months ended June 30, 2005, the top performers in terms of impact on the Portfolio's total return were securities issued by At Home, ICO Global, Neon Communications, President Casinos, and Navigator Gas Transport.

WHICH SECURITIES WERE WEAK PERFORMERS?

During the first half of 2005, the weakest performers in terms of impact on the Portfolio's total return were Collins & Aikman, Calpine Canada, Northwest Airlines, Delta Airlines, and Ono Finance.

HOW WAS THE PORTFOLIO AFFECTED BY CHANGING FUNDAMENTALS IN THE AUTO INDUSTRY?(3)

The auto industry had significant influence on the Portfolio during the first half of the year. General Motors and Ford were downgraded by Standard and Poor's in the first week of May. Preceding the downgrade, the bonds of General Motors and Ford had been selling at yields higher than some securities in the high-yield market. We acquired bonds of General Motors and GMAC (the finance arm of GM) before the end of the first quarter because they met our investment process. The large size of the issuers will impact the high-yield market dramatically. We view General Motors and GMAC as separate issuers because they have separate assets, financial statements, and boards.

The Portfolio's position in Collins & Aikman, a manufacturer of automotive interior components and systems, had a significant negative impact on performance as well. As the auto industry suffered, we met with Collins & Aikman's management team. A few weeks after our meeting, the CEO was forced out by the company's board and accounting irregularities were disclosed. The bonds traded down drastically on the news. The company has since defaulted. Goodyear, Mark IV, and Tenneco are among the Portfolio's other auto-related holdings.

HOW DID AIRLINE BONDS PERFORM DURING THE FIRST HALF OF 2005?

The price of oil increased during the first half of 2005, which caused concern among airline investors. Currently, optimism regarding the airline industry is inversely tied to oil prices. As a result, Delta Airlines and Northwest Airlines were poor performers for the Portfolio during the reporting period.

HOW DID THE PORTFOLIO'S UTILITY HOLDINGS PERFORM DURING THE REPORTING PERIOD?

Utilities represent one of the Portfolio's largest industry concentrations. El Paso reported first-quarter performance in May. The pipeline business performed well during the first half, and the company announced several asset sales. El Paso outperformed the market for the second quarter. Calpine holders were subjected to declines for most of the first half of the year. In April, negative rumors circulated about Calpine's liquidity and the company's ability to meet its cash needs, which pushed the company's bonds lower. The bonds recovered after the company announced asset sales to calm the market. Other utility holdings in the Portfolio include AES, Gilroy, ANR Pipelines, El Paso-Cedar Brakes, Mirant Americas, and NRG Energy.

WERE THERE ANY SIGNIFICANT PURCHASES IN THE PORTFOLIO DURING THE FIRST HALF OF THE YEAR?

During the six months ended June 30, 2005, we initiated significant new positions in General Motors Acceptance Corp (GMAC), 8.00% bonds due 11/1/31, AMR Real Estate 144A, 7.125% bonds, due 2/15/13, and Toys "R" Us 7.625% bonds due 8/1/11.

3. Industries discussed in the Portfolio Management Discussion and Analysis reflect industry classifications of the Credit Suisse First Boston(TM) High Yield Index. Classifications in the Portfolio of Investments section of this report are according to the Global Industry Classification Standard developed by Standard & Poor's and Morgan Stanley Capital International.

                                                  www.mainstayfunds.com     M-71

WERE THERE ANY SIGNIFICANT SALES DURING THE REPORTING PERIOD?

During the first half of 2005, the largest beginning-of-period high-yield holdings that we eliminated were UnitedGlobalCom, which was sold as a result of a corporate action, El Paso-Cedar Brakes 9.875% bonds due 9/1/13, a Warner Chilcott Bridge Loan due 7/5/05, Protection One 7.375% bonds due 8/15/05, and a Trump Atlantic City issue due 5/1/06.

WERE THERE ANY SIGNIFICANT WEIGHTING CHANGES DURING THE FIRST HALF OF 2005?

The Portfolio significantly reduced its weighting in the packaging industry (from 5% of net assets at the beginning of 2005 to 3.2% at the end of June), gaming (3.6% to 1.8%), services: other services (3.2% to 1.4%), and energy: service & equipment (3.5% to 2.0%).() Over the same period, the Portfolio significantly increased its weightings in the financial industry (2.3% to 4.4%), real estate development (1.4% to 3.3%), automotive (4.1% to 6.0%), U.S. cable (2.6% to 4.3%), and retail (0.5% to 2.2%). Other industry adjustments were incremental.

HOW DID THE PORTFOLIO'S END-OF-PERIOD WEIGHTINGS COMPARE WITH THOSE OF THE BENCHMARK?

The Portfolio's benchmark is the Credit Suisse First Boston(TM) High Yield Index. The industry weightings are according the Credit Suisse First Boston(TM) High Yield Index industry categorization.

As of June 30, 2005, the three Portfolio positions that were most heavily overweighted relative to the Credit Suisse First Boston(TM) High Yield Index* were in the financial industry (overweighted by 2.2 percentage points), automotive (2.1 percentage points), and medical products (1.5 percentage points). As of the same date, the Portfolio's three most significant underweighted positions relative to the Index were in the utility industry (underweighted by 3.1 percentage points), manufacturing (2.0 percentage points), and gaming (2.0 percentage points).

WHAT IS YOUR OUTLOOK FOR THE HIGH-YIELD MARKET AND THE PORTFOLIO?

With spreads around 380 basis points over Treasuries at the end of June 2005, we believe that the high-yield bond market may have approached fair value. In such an environment, we have become increasingly concerned that shareholders may not be adequately compensated for both interest-rate risk and credit risk at current levels.

We are raising our exposure to floating-rate debt and are actively selling bonds that have reached our price target. Cash levels, which were higher than normal at the end of June, may remain elevated until we see a correction in the high-yield bond market. While higher cash levels could be a drag on performance, we believe that sticking to our investment process is more prudent than deviating from it simply to invest some cash. We will use the Portfolio's cash tactically as we seek to take quick advantage of potential opportunities that may arise, particularly in the secondary market.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


MainStay VP High Yield Corporate Bond Portfolio is a portfolio of the MainStay VP Series Fund, Inc. The views of MacKay Shields LLC, the Portfolio's subadvisor, and the Portfolio's holdings described in this report are as of June 30, 2005; these views and holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-72   MainStay VP Series Fund, Inc.

MAINSTAY VP INCOME & GROWTH PORTFOLIO
(FORMERLY AMERICAN CENTURY INCOME & GROWTH PORTFOLIO)

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/05
--------------------------------------------------------------------------------

                         SIX      ONE     FIVE      SINCE
TOTAL RETURNS           MONTHS   YEAR    YEARS    INCEPTION
-----------------------------------------------------------
After Portfolio
  operating expenses    0.37%    7.97%   -0.16%     2.96%

                                            (After Portfolio operating expenses)

                                                                MAINSTAY VP AMERICAN CENTURY
                                                                 INCOME & GROWTH PORTFOLIO                S&P 500 INDEX
                                                                ----------------------------              -------------
5/1/98                                                                     10000                              10000
                                                                           10137                              10227
                                                                           11987                              12555
                                                                           12427                              13465
                                                                           11037                              11468
                                                                            9432                               9405
                                                                            9452                               9429
                                                                           11419                              11230
6/30/05                                                                    12329                              11941

  --   MainStay VP Income & Growth Portfolio
  --   S&P 500 Index

 SERVICE CLASS(1)                                                  AS OF 6/30/05
--------------------------------------------------------------------------------

                         SIX      ONE     FIVE      SINCE
TOTAL RETURNS           MONTHS   YEAR    YEARS    INCEPTION
-----------------------------------------------------------
After Portfolio
  operating expenses    0.25%    7.70%   -0.40%     2.71%

                                            (After Portfolio operating expenses)

                                                                MAINSTAY VP AMERICAN CENTURY
                                                                 INCOME & GROWTH PORTFOLIO                S&P 500 INDEX
                                                                ----------------------------              -------------
5/1/98                                                                     10000                              10000
                                                                           10132                              10227
                                                                           11952                              12555
                                                                           12360                              13465
                                                                           10951                              11468
                                                                            9335                               9405
                                                                            9332                               9429
                                                                           11247                              11230
6/30/05                                                                    12113                              11941

  --   MainStay VP Income & Growth Portfolio
  --   S&P 500 Index

                                                              SIX      ONE     FIVE      SINCE
BENCHMARK                                                    MONTHS   YEAR    YEARS    INCEPTION

S&P 500(R) Index*                                            -0.81%   6.32%   -2.37%     2.51%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/13/03, includes the historical performance of the Initial Class shares from inception (5/1/98) through 6/12/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-73

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP INCOME & GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                                                                VALUE
                                                       ENDING ACCOUNT                         (BASED ON
                                                        VALUE (BASED                         HYPOTHETICAL
                                       BEGINNING         ON ACTUAL          EXPENSES          5% RETURN          EXPENSES
                                        ACCOUNT         RETURNS AND           PAID            AND ACTUAL           PAID
                                         VALUE           EXPENSES)           DURING           EXPENSES)           DURING
SHARE CLASS                             1/1/05            6/30/05           PERIOD(1)          6/30/05           PERIOD(1)
--------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                       $1,000.00         $1,003.70            $4.37           $1,020.60            $4.41
--------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                       $1,000.00         $1,002.45            $5.61           $1,019.35            $5.66
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.88% for Initial Class and 1.13% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 M-74   MainStay VP Series Fund, Inc.

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           99.0%
Short-Term Investment                                                    0.5
Convertible Preferred Stocks                                             0.4
Cash and Other Assets (less liabilities)                                 0.1
Warrants                                                                0.0*

See Portfolio of Investments on page M-236 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF JUNE 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Bank of America Corp.
 2.  Intel Corp.
 3.  Johnson & Johnson
 4.  Chevron Corp.
 5.  ExxonMobil Corp.
 6.  National City Corp.
 7.  Countrywide Financial Corp.
 8.  Pfizer, Inc.
 9.  Merck & Co., Inc.
10.  Washington Mutual, Inc.

                                                  www.mainstayfunds.com     M-75

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Kurt Borgwardt, John Schniedwind, and Zili Zhang of American Century Investment Management, Inc.

MAINSTAY VP INCOME & GROWTH PORTFOLIO(1)

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests in equity securities of the 1,500 largest companies traded in the United States, ranked by market capitalization. The Portfolio maintains a structured, disciplined investment approach for both stock selection and portfolio construction using quantitative management strategies. The Portfolio incorporates both growth and value measures into its stock-selection process to seek consistent long-term performance.

Effective May 1, 2005, the Portfolio--previously known as MainStay VP American Century Income & Growth Portfolio--changed its name to MainStay VP Income & Growth Portfolio.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN THE FIRST SIX MONTHS OF 2005?

During the six months ended June 30, 2005, MainStay VP Income & Growth Portfolio returned 0.37% for Initial Class shares and 0.25% for Service Class shares. Both share classes underperformed the 0.45% return of the average Lipper* Variable Products Multi-Cap Value Portfolio over the same period. Both share classes outperformed the -0.81% return of the S&P 500(R) Index,* the Portfolio's benchmark, for the six months ended June 30, 2005.

WHAT FACTORS INFLUENCED THE EQUITY MARKETS DURING THE FIRST HALF OF 2005?

During the first six months of 2005, the stock market was subject to range-bound volatility and uncertainty. Daily closing prices of the S&P 500(R) Index swung just 88 points, between 1137 and 1225, and the Index traded basically sideways, ending the first half of 2005 down 0.81%. Rising energy prices and worries about Federal Reserve monetary policy left many investors on uncertain ground. During the reporting period, the Federal Open Market Committee raised the targeted federal funds rate four times--in February, March, May, and June--with a 25 basis point increase on each occasion. (A basis point is one one-hundredth of one percentage point.) That brought the federal funds target rate to 3.25% at the end of June 2005. The yield curve flattened during the six-month period, as longer-term bond yields and mortgage rates declined and short-term interest rates rose.

Some stocks benefited from lower long-term rates, especially those of mortgage providers, title insurance companies, real estate investment trusts, and electric utilities. The energy sector soared as crude-oil prices spurted 30% higher. But higher oil prices prompted fears that oil costs and rising short-term U.S. interest rates could constrain economic growth and spending. These concerns hurt profit expectations in other sectors, particularly materials, consumer discretionary, and information technology. Indeed, the worst-performing of the three major U.S. stock indices was the technology-oriented Nasdaq Composite Index,* which fell 5% in the first half of 2005. The decline of the Nasdaq Composite Index* was also an indicator that the growth style was out of favor. According to Russell data, value indices outperformed growth indices at all capitalization levels, and mid-cap indices outpaced their large- and small-cap counterparts.

WHAT HELPED THE PORTFOLIO OUTPERFORM ITS BENCHMARK?

The Portfolio outperformed the S&P 500(R) Index* largely because of effective security selection. Strong stock picks in the financials sector provided the largest positive contribution to the Portfolio's return relative to the S&P 500 Index(R),* followed by stock selections in the health care sector and the utilities sector. Stock choices in the materials, consumer staples, and information technology sectors accounted for the greatest drag on Portfolio performance relative to the S&P 500(R) Index.*

WHICH STOCKS IN THE FINANCIALS AND HEALTH CARE SECTORS WERE STRONG PERFORMERS?

Security selection worked best in the financials sector, where choices in the real estate and insurance industries topped the list. The strongest individual contributor to relative performance in the financials sector was

1. MainStay VP Income & Growth Portfolio is a Portfolio of the MainStay VP Series Fund, Inc. American Century Investment Management, Inc., serves as subadvisor to this Portfolio.


2. Performance percentages reflect the total-return performance of the securities mentioned for the six months ended June 30, 2005, or for the portion of the reporting period the securities were held in the Portfolio, if shorter. Purchases and sales in the Portfolio may cause the performance of Portfolio holdings to differ from that of the securities themselves.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-76   MainStay VP Series Fund, Inc.

real estate firm CBL & Associates Properties (+15.20%),(2) a nonindex security. Thrift and mortgage-producer Countrywide Financial (+5.18%), which the Portfolio heavily overweighted relative to the S&P 500 Index,* was another positive contributor to the Portfolio's performance. Insurer First American, a nonindex stock, was also a strong contributor. Among health care issues, CIGNA (+31.28%) provided an excellent contribution and was heavily overweighted relative to the S&P 500 Index.* Electric utility FirstEnergy made the greatest positive contribution in the utilities sector.

WHICH STOCKS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

Materials stocks took the greatest toll on Portfolio performance relative to the Index. Metals and mining industry issues AK Steel (-55.70%) and United States Steel (-32.23%) were notably weak. United States Steel was overweighted relative to the benchmark, as was nonferrous metals producer Phelps Dodge (-5.95%). In the consumer staples sector, recently-merged Molson Coors Brewing (-17.23%) was a weak performer. The Portfolio's position in International Business Machines (-24.39%) was over-
weighted relative to the Index and hurt performance in the technology sector.

WHAT IS YOUR OUTLOOK FOR THE PORTFOLIO?

Economic, industry, and geopolitical variables are always difficult to predict. Whatever the market brings, we will continue to emphasize security selection among growth and value stocks alike as we seek to provide competitive returns for long-term investors.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


MainStay VP Income & Growth Portfolio is a portfolio of the MainStay VP Series Fund, Inc. The views of American Century Investment Management, Inc., the Portfolio's subadvisor, and the Portfolio's holdings described in this report are as of June 30, 2005; these views and holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by any bank, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-77

MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/05
--------------------------------------------------------------------------------

                         SIX      ONE     FIVE     TEN
TOTAL RETURNS           MONTHS    YEAR    YEARS   YEARS
-------------------------------------------------------
After Portfolio
  operating expenses    -0.39%   13.58%   2.34%   7.76%

                                            (After Portfolio operating expenses)

                                                                 MAINSTAY VP INTERNATIONAL
                                                                      EQUITY PORTFOLIO                   MSCI EAFE INDEX
                                                                 -------------------------               ---------------
6/30/95                                                                    10000                              10000
                                                                           12046                              11328
                                                                           13785                              12782
                                                                           15514                              13562
                                                                           16339                              14595
                                                                           18797                              17099
                                                                           14811                              13063
                                                                           15474                              11823
                                                                           15164                              11059
                                                                           18584                              14639
6/30/05                                                                    21107                              16637

  --   MainStay VP International Equity Portfolio  --   MSCI EAFE Index

 SERVICE CLASS(1)                                                  AS OF 6/30/05
--------------------------------------------------------------------------------

                         SIX      ONE     FIVE     TEN
TOTAL RETURNS           MONTHS    YEAR    YEARS   YEARS
-------------------------------------------------------
After Portfolio
  operating expenses    -0.51%   13.29%   2.10%   7.49%

                                            (After Portfolio operating expenses)

                                                                 MAINSTAY VP INTERNATIONAL
                                                                      EQUITY PORTFOLIO                   MSCI EAFE INDEX
                                                                 -------------------------               ---------------
6/30/95                                                                    10000                              10000
                                                                           12016                              11328
                                                                           13718                              12782
                                                                           15401                              13562
                                                                           16180                              14595
                                                                           18570                              17099
                                                                           14598                              13063
                                                                           15213                              11823
                                                                           14872                              11059
                                                                           18182                              14639
6/30/05                                                                    20599                              16637

  --   MainStay VP International Equity Portfolio  --   MSCI EAFE Index

                                                               SIX      ONE      FIVE     TEN
BENCHMARK                                                     MONTHS    YEAR    YEARS    YEARS

MSCI EAFE(R) Index*                                           -1.17%   13.65%   -0.55%   5.22%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (5/1/95) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-78   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                          ENDING ACCOUNT
                                                                                              VALUE
                                                             ENDING ACCOUNT                 (BASED ON
                                                              VALUE (BASED                 HYPOTHETICAL
                                                 BEGINNING     ON ACTUAL      EXPENSES      5% RETURN      EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID        AND ACTUAL       PAID
                                                   VALUE       EXPENSES)       DURING       EXPENSES)       DURING
SHARE CLASS                                       1/1/05        6/30/05       PERIOD(1)      6/30/05       PERIOD(1)
--------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                                    $1,000.00      $996.10         $4.65       $1,020.30        $4.71
--------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                                    $1,000.00      $994.85         $5.89       $1,019.05        $5.96
--------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.94% for Initial Class and 1.19% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

                                                  www.mainstayfunds.com     M-79

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           86.0%
Cash and Other Assets (less liabilities)                                 6.0
Short-Term Investments (collateral from securities lending
  is 0.8%)                                                               3.5
Warrants                                                                 2.1
Investment Companies                                                     1.5
Preferred Stock                                                          0.9

See Portfolio of Investments on page M-246 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF JUNE 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Tesco PLC
 2.  Nestle S.A. Registered
 3.  Man Group PLC
 4.  UBS AG Registered+
 5.  Diageo PLC+
 6.  Bayerische Motoren Werke AG
 7.  Canon, Inc.+
 8.  Banco Popular Espanol, S.A.
 9.  TNT N.V.
10.  Enel S.p.A.

+ Security traded on more than one exchange.

 M-80   MainStay VP Series Fund, Inc.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Rupal J. Bhansali of MacKay Shields LLC.

MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio seeks to generate superior risk-adjusted returns by investing in quality companies that we believe are currently undervalued. The Portfolio normally invests at least 80% of its assets in equity securities of issuers that do business mainly outside the United States. Investments are made in a variety of countries with a minimum of five countries other than the United States. We invest in countries with established economies, as well as emerging-market countries that we believe present favorable opportunities. In implementing this strategy, we utilize a bottom-up stock-picking investment discipline. Proprietary, quantitative, and qualitative tools are used to identify attractive companies. Particular attention is paid to the generation and utilization of cash flow, return on invested capital, and management's demonstrated ability to create shareholder value.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN THE FIRST HALF OF 2005?

For the six months ended June 30, 2005, MainStay VP International Equity Portfolio returned -0.39% for Initial Class shares and -0.51% for Service Class shares. Both share classes outperformed the -0.80% return of the average Lipper* Variable Products International Core Portfolio over the same period. Both share classes outperformed the -1.17% return of the Morgan Stanley Capital International EAFE(R) Index* for the six months ended June 30, 2005.

WHAT SIGNIFICANT FACTORS AFFECTED THE INTERNATIONAL EQUITY MARKET DURING THE FIRST HALF OF 2005?

During the first six months of 2005, most developed international markets were focused on economic growth and commodity price data. Deteriorating business sentiment in euro-based countries and Japan indicated that the global expansion was likely to remain uneven for the remainder of the year. In euro-based countries, rising energy and material costs and the euro's former gains appeared to be eroding corporate profit margins. In Japan, activity receded after an unexpected jump in gross-domestic-product growth early last year, and the Japanese economy has remained export sensitive. We have started to observe a reduction in sea-freight volumes out of the Asian region.

For the first half of 2005, international equities experienced a broad-based advance in local currency terms, but strength in the U.S. dollar more than erased the gains. The energy sector, as measured by the MSCI EAFE Index,* was the best performer in U.S. dollar terms for the six months ended June 30, 2005. The telecommunication services sector was the worst performer in U.S. dollar terms during the first half of 2005.

WHICH STOCKS WERE STRONG PERFORMERS FOR THE PORTFOLIO DURING THE FIRST HALF OF 2005?

The stock that added the most value to the Portfolio during the reporting period was Deutsche Boerse, the Germany-based provider of stock-exchange services. The company recently approved a significant share-buyback program and did not rule out an increase in its dividend-payout ratio. We believe these factors will help determine the stock's future valuation.

Bayerische Motoren Werke (BMW), which develops, manufactures, and sells premium cars globally, also contributed positively to performance. Because the United States is a major market for the company, weakness in the euro has lifted some of the negative sentiment about this stock. We continue to hold the shares because we have seen evidence of market-share gains with the launch of the new 3 Series and other high-margin variants.

Another positive contributor was Euronext, a pan-European stock exchange resulting from the merger of exchanges in Paris, Brussels, Amsterdam, and Lisbon. As liquidity increases on the combined exchange, investors will have a greater incentive to use it. When new entrants from Eastern Europe join the European Union, they will likely join the exchange. We took profits in the second quarter, because we believed that valuations had become stretched.

WHICH STOCKS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE DURING THE FIRST SIX MONTHS OF 2005?

Konica Minolta Holdings, which is in the digital copier and camera/imaging business, was a major detractor from the Portfolio's performance. The company's restructuring recently fell short of earnings expectations when competition increased. We reduced the size of the Portfolio's position and are reevaluating the company's business.

Another detractor was Tesco, which is known as the Wal-mart of the U.K. The stock was the Portfolio's largest holding. The company had good operational performance during the first half of 2005 because of sales trends and market dominance. The company met the expectations of most analysts. After good stock performance in the fourth quarter of 2004, the company's stock price reflected expectations at the start of 2005, and the stock underperformed in the first half of the year. We believe that the company's performance will be one step ahead of expectations going forward.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-81

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE FIRST HALF OF 2005?

During the reporting period, the Portfolio added a few names in the health care sector. Roche Holding AG Genusscheine, a Switzerland-based developer and manufacturer of pharmaceutical and diagnostics products, was added because we felt that the company had a promising pipeline. We will continue to add to the Portfolio's position opportunistically. We also added to Smith & Nephew, a U.K.-based manufacturer of advanced medical devices, because in our opinion the company has an attractive profit profile and strong orthopedic expertise.

WERE THERE ANY SIGNIFICANT SALES DURING THE FIRST HALF OF 2005?

Sandvik is a high-tech engineering group based in Sweden. A combination of concerns led us to eliminate the Portfolio's position in the stock. We worried that this segment of the economy might soften just when the stock was reaching new highs. We also sold another Sweden-based company, AB SKF, which is in the ball-bearing and seals business. The stock was reaching a high valuation relative to expectations for the company's business growth, and we eliminated the stock from the Portfolio.

HOW WAS THE PORTFOLIO POSITIONED RELATIVE TO THE MSCI EAFE(R) INDEX AT THE END OF JUNE 2005?

As of June 30, 2005, the Portfolio was significantly overweighted relative to the MSCI EAFE(R) Index in defensive sectors, such as consumer staples and utilities, and slightly overweighted in financials and information technology. On the same date, the Portfolio was underweighted in telecommunication services, industrials, and materials. The Portfolio was market weighted in the energy sector at the end of June.

The Portfolio's holdings in the consumer discretionary and financials sectors provided the biggest boost to the Portfolio's absolute performance during the six months ended June 30, 2005. Industrials, which make up about 6.4% of the Portfolio and 10% of the benchmark, also added to the Portfolio's relative performance, despite the underweighted position. Even though the Portfolio was only slightly overweighted in information technology, the sector itself detracted from performance and our security selection underperformed.

WHAT REGIONS DID THE PORTFOLIO EMPHASIZE DURING THE FIRST HALF OF 2005?

As bottom-up investors, regional weightings are a residual effect of our individual stock-selection process. (We are not top-down investors who evaluate market potential and then choose stocks within promising markets.) That said, we find more compelling investments in Europe and in non-Japanese parts of Asia than we do in Japan. As a result, the Portfolio is underweighted in Japan. We have, however, been reducing the level of underweighting because we have located businesses in Japan that meet all of the Portfolio's criteria for ownership.

WHAT DO YOU ANTICIPATE FOR THE STOCK MARKET AND THE PORTFOLIO?

We expect the Portfolio to remain overweighted in the sectors we have indicated, since we do not anticipate a major change in business activity. We remain alert, however, and are willing to opportunistically buy shares of businesses in challenged sectors such as telecommunications and media, if prices correct enough to offer compelling value. By focusing on companies with long histories of stable growth and strong fundamentals, we will seek to deliver solid results for the Portfolio's shareholders over the long term.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


MainStay VP International Equity Portfolio is a portfolio of the MainStay VP Series Fund, Inc. The views of MacKay Shields LLC, the Portfolio's subadvisor, and the Portfolio's holdings described in this report are as of June 30, 2005; these views and holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by any bank, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. Because of its trading strategies, the Portfolio may experience a portfolio turnover rate of more than 100%.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-82   MainStay VP Series Fund, Inc.

MAINSTAY VP MID CAP CORE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/05
--------------------------------------------------------------------------------

                               SIX      ONE       SINCE
TOTAL RETURNS                 MONTHS    YEAR    INCEPTION
---------------------------------------------------------
After Portfolio operating
  expenses                    6.19%    22.06%     9.56%

                                            (After Portfolio operating expenses)

                                                                  MAINSTAY VP MID CAP CORE
                                                                         PORTFOLIO                     RUSSELL MIDCAP INDEX
                                                                  ------------------------             --------------------
7/2/01                                                                     10000                              10000
                                                                            9299                               9077
                                                                            9223                               9316
                                                                           11809                              12054
6/30/05                                                                    14414                              14117

  --   MainStay VP Mid Cap Core Portfolio  --   Russell Midcap Index

 SERVICE CLASS(1)                                                  AS OF 6/30/05
--------------------------------------------------------------------------------

                               SIX      ONE       SINCE
TOTAL RETURNS                 MONTHS    YEAR    INCEPTION
---------------------------------------------------------
After Portfolio operating
  expenses                    6.06%    21.76%     9.29%

                                            (After Portfolio operating expenses)

                                                                  MAINSTAY VP MID CAP CORE
                                                                         PORTFOLIO                     RUSSELL MIDCAP INDEX
                                                                  ------------------------             --------------------
7/2/01                                                                     10000                              10000
                                                                            9276                               9077
                                                                            9177                               9316
                                                                           11721                              12054
6/30/05                                                                    14271                              14117

  --   MainStay VP Mid Cap Core Portfolio  --   Russell Midcap Index

                                                               SIX      ONE       SINCE
BENCHMARK                                                     MONTHS    YEAR    INCEPTION

Russell Midcap(R) Index*                                      3.92%    17.12%     9.00%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (7/2/01) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-83

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP CORE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005, to June 30, 2005.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/05            6/30/05           PERIOD(1)           6/30/05            PERIOD(1)
---------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                         $1,000.00         $1,062.15            $4.96            $1,020.15             $4.86
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,060.90            $6.23            $1,018.90             $6.11
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.97% for Initial Class and 1.22% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 M-84   MainStay VP Series Fund, Inc.

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           99.6%
Investment Companies                                                     0.4
Cash and Other Assets (less liabilities)                                0.0+

See Portfolio of Investments on page M-256 for specific holdings within these categories.

+Less than one-tenth of one percent.

   TOP TEN HOLDINGS AS OF JUNE 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Public Service Enterprise Group, Inc.
 2.  American Electric Power Co., Inc.
 3.  Edison International
 4.  CIGNA Corp.
 5.  McKesson Corp.
 6.  PG&E Corp.
 7.  EOG Resources, Inc.
 8.  Principal Financial Group, Inc.
 9.  Federated Department Stores, Inc.
10.  Williams Cos., Inc. (The)

                                                  www.mainstayfunds.com     M-85

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Harvey Fram of New York Life Investment Management LLC

MAINSTAY VP MID CAP CORE PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio seeks long-term growth of capital and normally invests at least 80% of its assets in companies with market capitalizations at the time of investment that are similar to market capitalizations of companies in the Russell Midcap(R) Index.* The Portfolio invests primarily in common stocks of U.S. companies. We seek those mid-cap companies that we believe will outperform the average of the mid-cap universe. In implementing this strategy, we employ a quantitative management approach that uses a proprietary model to rank stocks. The model focuses on value, earnings, and behavioral characteristics in the market. We generally invest in stocks that rank in the top 50% of the universe, considering the financial strength of the issuer and the potential for strong, long-term earnings growth.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED JUNE 30, 2005?

For the six months ended June 30, 2005, MainStay VP Mid Cap Core Portfolio returned 6.19% for Initial Class shares and 6.06% for Service Class shares. Both share classes outperformed the 3.18% return of the average Lipper* Variable Products Mid Cap Core Portfolio over the same period. Both share classes outperformed the 3.92% return of the Russell Midcap(R) Index,* the Portfolio's benchmark, for the six months ended June 30, 2005.

Energy stocks saw strong performance during the first half of the year, and much of the Portfolio's outperformance resulted from an overweighted position in the energy industry group relative to the Russell Midcap(R) Index.*

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKETS DURING THE FIRST HALF OF 2005?

During the reporting period, mid-capitalization stocks generally outperformed small- and large-cap issues. Among mid- and large-cap issues, value stocks outperformed growth issues. Among small-cap issues, results varied by data source.(1) Throughout much of the first half of 2005, the domestic equity market was focused on such factors as instability in the Middle East, job growth concerns, and fluctuating crude-oil prices.

HOW DID YOU POSITION THE PORTFOLIO AGAINST THIS BACKDROP?

During the first half of 2005, we positioned the Portfolio with overweighted positions in energy and utility stocks to take advantage of strong price trends and positive valuation characteristics.

WHICH INDUSTRY GROUPS AND INDIVIDUAL STOCKS WERE AMONG THE PORTFOLIO'S STRONGEST PERFORMERS?

Among industry groups, the greatest positive relative contributions to the Portfolio's performance came from energy, health care equipment & services, technology hardware & equipment, utilities, and retailing. Among individual stocks, refinery owner and operator Valero Energy (+74.3%)(2) was particularly strong, and its stock price continued to climb after the company announced better-than-expected second-quarter earnings. Oil and gas company EOG Resources (+37.6%) benefited from higher natural gas and crude-oil prices and the company's first-quarter net income more than doubled the figure for the same period in 2004. Independent oil & gas exploration & production company Unocal (+40.0%) also advanced on strong first-quarter earnings, which were up 69% from the previous year.

WHICH INDUSTRY GROUPS AND INDIVIDUAL STOCKS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE?

Among industry groups, consumer durables & apparel made the weakest relative contribution to the Portfolio's performance for the first half of 2005, followed by software & services, the food, beverage & tobacco industry group, semiconductors & semiconductor equipment, and food & staples retailing. Among individual stocks, the weakest relative contribution to performance came from audio and electronic systems manufacturer Harman International Industries

1. Specifically, the Russell 2000(R) Value Index* outperformed the Russell 2000(R) Growth Index,* while the S&P SmallCap 600(R)/Barra Value Index* underperformed the S&P SmallCap 600(R)/Barra Growth Index.* An investment cannot be made directly into an index.

2. Performance percentages reflect total returns for the securities mentioned for the six months ended June 30, 2005, or for the period the securities were held in the Portfolio, if shorter.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-86   MainStay VP Series Fund, Inc.

(-34.0%), which suffered when the auto industry declined. Information technology and professional services company Computer Sciences (-19.3%) was next, followed by United States Steel (-31.8%), which declined when analysts began to anticipate weaker steel prices.

WHAT WERE SOME OF THE PORTFOLIO'S SIGNIFICANT PURCHASES DURING THE FIRST HALF OF 2005?

The Portfolio established a position in Advance Auto Parts (+22.0%) from February through June 2005. The outlook for the stock improved when the company's first-quarter profits advanced 38% compared to the previous year. The Portfolio also established a position in TRW Automotive Holdings (+17.3%) from March through June 2005. The company's first-quarter net income jumped from $2 million in 2004 to $50 million in 2005. In February and April 2005, we established a new Portfolio position in retailer Saks (+15.2%), which benefited from higher same-store sales in April.

WHAT WERE SOME OF THE PORTFOLIO'S SIGNIFICANT SALES DURING THE REPORTING PERIOD?

In April and June, we took profits in the Portfolio's entire position in Valero Energy (+74.3%). From March through June, we sold the Portfolio's entire position in United Defense Industries (+61.8%), a provider of defense-related products, vehicles, and services. The company had won several defense contracts during the first half of 2005. In June, the Portfolio sold its entire position in Marathon Oil (+40.6%). The company benefited from higher energy prices, which boosted first-quarter profits by 26% over the first-quarter figure for 2004. Each of these stocks was eliminated from the Portfolio shortly after Russell announced that the security would no longer be included in the Russell Midcap(R) Index.*

WERE THERE ANY SIGNIFICANT SHIFTS IN THE PORTFOLIO'S INDUSTRY GROUP WEIGHTINGS DURING THE REPORTING PERIOD?

Among the most significant weighting changes was an increase in the utilities industry group from 7.27% of net assets on December 31, 2004, to 10.89% on June 30, 2005. The Portfolio's holdings in the technology hardware & equipment industry group declined from 6.33% to 2.76% over the same period.

HOW WAS THE PORTFOLIO POSITIONED RELATIVE TO THE RUSSELL MIDCAP(R) INDEX* AT THE END OF THE REPORTING PERIOD?

As of June 30, 2005, the Portfolio was overweighted relative to the Russell Midcap(R) Index* in the utilities, energy, and retailing industry groups. At the same time, the Portfolio was underweighted relative to the benchmark in the banks, pharmaceuticals & biotechnology, and technology hardware & equipment industry groups.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE PORTFOLIO?

We will continue to use our proprietary model to determine the stocks in which to invest. We anticipate that weightings in certain sectors may be adjusted to reflect the results of the recent Russell Midcap(R) Index rebalancing, which was completed near the end of June 2005.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


MainStay VP Mid Cap Core Portfolio is a portfolio of the MainStay VP Series Fund, Inc. The views of New York Life Investment Management LLC, the Portfolio's advisor, and the Portfolio's holdings described in this report are as of June 30, 2005; these views and holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by any bank, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.


Investors should note that portfolios that invest in companies with market capitalizations below $10 billion involve additional risks. The securities of these companies may be more volatile and less liquid than the securities of larger companies.


The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.


Not all investment divisions are available under all policies.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-87

MAINSTAY VP MID CAP GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/05
--------------------------------------------------------------------------------

                            SIX      ONE       SINCE
TOTAL RETURNS              MONTHS    YEAR    INCEPTION
------------------------------------------------------
After Portfolio operating
  expenses                 5.85%    23.55%     5.28%

                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                                          MAINSTAY VP MID
                                             CAP GROWTH           S&P MIDCAP 400      RUSSELL 2500 GROWTH       RUSSELL MIDCAP
                                             PORTFOLIO                INDEX                  INDEX               GROWTH INDEX
                                          ---------------         --------------      -------------------       --------------
7/2/01                                         10000                  10000                  10000                  10000
                                                8550                   9528                   7429                   7366
                                                7877                   9460                   7734                   7908
                                                9944                  12108                  10063                  10069
6/30/05                                        12285                  13806                  10814                  11163

 SERVICE CLASS(1)                                                  AS OF 6/30/05
--------------------------------------------------------------------------------

                            SIX      ONE       SINCE
TOTAL RETURNS              MONTHS    YEAR    INCEPTION
------------------------------------------------------
After Portfolio operating
  expenses                 5.71%    23.24%     5.02%

                                            (After Portfolio operating expenses)

                                          MAINSTAY VP MID
                                             CAP GROWTH           S&P MIDCAP 400      RUSSELL 2500 GROWTH       RUSSELL MIDCAP
                                             PORTFOLIO                INDEX                  INDEX               GROWTH INDEX
                                          ---------------         --------------      -------------------       --------------
7/2/01                                         10000                  10000                  10000                  10000
                                                8529                   9528                   7429                   7366
                                                7838                   9460                   7734                   7908
                                                9870                  12108                  10063                  10069
6/30/05                                        12164                  13806                  10814                  11163

                                                               SIX      ONE      SINCE
BENCHMARKS                                                    MONTHS    YEAR   INCEPTION

Russell MidCap(R) Growth Index                                1.70%    10.86%    2.79%
Russell 2500(R) Growth Index*                                 -0.92     7.46     1.98
S&P MidCap 400(R) Index*                                       3.85    14.03     8.40

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (7/2/01) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-88   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                                                                VALUE
                                                       ENDING ACCOUNT                         (BASED ON
                                                        VALUE (BASED                         HYPOTHETICAL
                                       BEGINNING         ON ACTUAL          EXPENSES          5% RETURN          EXPENSES
                                        ACCOUNT         RETURNS AND           PAID            AND ACTUAL           PAID
                                         VALUE           EXPENSES)           DURING           EXPENSES)           DURING
SHARE CLASS                             1/1/05            6/30/05           PERIOD(1)          6/30/05           PERIOD(1)
--------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                          $1,000.00         $1,058.65            $4.34           $1,020.75            $4.26
--------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                          $1,000.00         $1,057.40            $5.61           $1,019.50            $5.51
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.85% for Initial Class and 1.10% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

                                                  www.mainstayfunds.com     M-89

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                            96.8%
Short-Term Investments                                                    4.1
Liabilities in Excess of Cash and Other Assets                           -0.9

See Portfolio of Investments on page M-268 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF JUNE 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  D.R. Horton, Inc.
 2.  PacifiCare Health Systems, Inc.
 3.  Peabody Energy Corp.
 4.  Coventry Health Care, Inc.
 5.  Arch Coal, Inc.
 6.  St. Joe Co. (The)
 7.  KB Home
 8.  Penn National Gaming, Inc.
 9.  Chico's FAS, Inc.
10.  Coach, Inc.

 M-90   MainStay VP Series Fund, Inc.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Rudolph C. Carryl and Edmund C. Spelman of MacKay Shields LLC.

MAINSTAY VP MID CAP GROWTH PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are similar to the market capitalizations of companies in the Russell MidCap Growth(R) Index* and invests primarily in U.S. com-mon stocks and securities related to U.S. common stocks. We seek stocks with above-average growth in earnings. We select investments according to the economic environment, the attractiveness of particular markets, and the financial condition and competitiveness of individual companies.

In implementing this strategy, we use a flexible approach and may invest in various types of companies and securities. We look for stocks and companies that we believe may be poised for a rise in price or an acceleration in earnings growth--possibly because of special factors, such as new management or new products, or changes in consumer demand or in the economy. We may sell a stock if its earnings growth rate decelerates, if it appears overvalued in relation to its growth rate or peer group, or if the stock no longer appears likely to help the Portfolio meet its investment objective.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE FIRST HALF OF 2005?

For the six months ended June 30, 2005, MainStay VP Mid Cap Growth Portfolio returned 5.85% for Initial Class shares and 5.71% for Service Class shares. Both share classes outperformed the 0.32% return of the average Lipper* Variable Products Mid-Cap Growth Portfolio over the same period. Both share classes outperformed the 1.70% return of the Russell Midcap(R) Growth Index,* the Portfolio's primary benchmark, as well as the -0.92% return of the Russell 2500(R) Growth Index* for the six months ended June 30, 2005.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE FIRST SIX MONTHS OF 2005?

Among the most significant factors that affected the equity markets during the reporting period were Federal Reserve interest-rate hikes, generally higher oil prices, rising inflation, and a less robust pace of economic expansion and corporate earnings growth. During the first four months of 2005, heightened concern about these factors contributed to a correction in equity prices. The markets, however, staged a spirited rebound in May and June 2005, after a string of government data releases suggested that economic growth might remain on a fairly steady course for the rest of the year. Although the stock market as a whole recouped much of its earlier losses, several major stock market indexes declined for the reporting period.

WHAT FACTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S RELATIVE PERFORMANCE?

During the first half of 2005, the Portfolio's strong performance relative to its peers resulted primarily from effective individual security selection in most sectors. Stock selection in the consumer discretionary sector had the greatest positive impact on performance. Security selection was also favorable in the health care, industrials, and energy sectors. The Portfolio's overweighted positions in the consumer discretionary and energy sectors and its underweighted position in the information technology sector also contributed positively to the Portfolio's relative results. Stock selection in the information technology sector, however, had an adverse impact on the Portfolio's performance.

WHAT DECISIONS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

By far, the most significant positive decision we made during the first half of 2005 was to reduce the Portfolio's weighting in information technology. Our decision to increase the Portfolio's exposure to the energy and health care sectors also proved beneficial. On the other hand, our decision to maintain an underweighted position in consumer staples and an overweighted position in financials detracted from the Portfolio's relative performance.

WHICH STOCKS WERE STRONG POSITIVE CONTRIBUTORS DURING THE FIRST SIX MONTHS OF 2005?

For the six months ended June 30, 2005, the holdings that made the greatest positive contribution to the Portfolio's performance were Arch Coal, Chico's FAS, KB HOME, Coventry Health Care, and PacifiCare Health Systems. The stock price of Arch

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-91

Coal, a leading provider of coal to the nation's electric utilities, surged in a period of solid demand and rising commodity prices. Chico's FAS, a specialty retailer of women's apparel, saw its stock price rise sharply after the company reported earnings and same-store sales that far exceeded analysts' expectations. KB HOME, a large national homebuilder, benefited from healthy earnings gains and from the widespread appeal of low mortgage rates. Coventry Health Care and PacifiCare Health Systems are managed-care companies that benefited from solid enrollment trends and medical-cost containment.

WHICH STOCKS TOOK THE GREATEST TOLL ON THE PORTFOLIO'S PERFORMANCE IN THE FIRST HALF OF THE YEAR?

During the reporting period, the largest detractors from the Portfolio's performance were Garmin, Acxiom, First Marblehead, Harman International Industries, and Pacific Sunwear of California. Garmin is a leading provider of global navigation, communications, and information devices. The company's stock price suffered when results for the company's fiscal quarter ended March 26, 2005, failed to meet expectations. Acxiom is a global information-management technology company that suffered from setbacks in its international operations. The company was also hurt by lower margins in its outsourcing and new-services businesses. First Marblehead is an education-lending company whose stock price retreated sharply when first-quarter earnings fell short of analysts' lofty expectations. Harman International is a leading manufacturer of audio and video products serving the consumer and professional markets. The company's stock declined on news of increased competition and a slowdown in worldwide auto sales. Automobiles are a key end market for the company's products. Pacific Sunwear, a specialty retailer of casual men's and women's apparel, saw its stock price fall when unseasonably cool and wet weather led the company to report disappointing comparable-store sales growth for the month of April.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE FIRST HALF OF 2005?

Yes. In the consumer discretionary sector, the Portfolio added American Eagle Outfitters. American Eagle is a specialty retailer of casual apparel and accessories for young men and women. The company has enjoyed robust comparable-store sales across its entire product line.

In the energy sector, we added ENSCO International, Maverick Tube, and Tesoro. ENSCO is an international contract driller that has seen healthy earnings growth and has benefited from stronger day rates and increased capital spending by exploration and production companies. Maverick Tube has experienced robust demand for its energy products as rig counts have increased. Tesoro, a leading refiner and marketer of petroleum products, is benefiting from firm pricing and decent global economic growth.

In the health care sector, we added Health Net, a managed-care company that has benefited from decent enrollment growth and stringent cost controls. We also added Invitrogen, a leading global supplier of life-sciences-research tools, to the Portfolio. The company has posted double-digit earnings growth because of strong demand for its products. We established a new position in Omnicare, a provider of pharmacy management services and drug therapy services to long-term-care facilities. The company's results have advanced because of decent pricing trends as the number of patients has increased. Health Management Associates, a provider of general acute-care health services, was another addition to the Portfolio. The company has benefited from increases in admissions, outpatient visits, and surgeries.

WHICH STOCKS DID THE PORTFOLIO SELL DURING THE FIRST HALF OF 2005?

We sold the Portfolio's position in Claire's Stores when the company failed to meet our expectations. We eliminated the Portfolio's position in First Health Group, a mid-sized managed-care company, when the share price surged after Coventry Health Care made a tender offer for the company at a substantial premium. We sold Doral Financial, a Puerto Rico- based financial services company, after management disclosed that higher short-term interest rates had reduced the company's earnings and had lowered assumptions about loan securitizations. We also sold the Portfolio's position in Acxiom following several disappointing earnings reports.

HOW DID THE PORTFOLIO'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

The Portfolio increased its exposure to the energy sector from 3.0% at the end of 2004 to 8.1% at the end of June 2005. Over the same period, the

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-92   MainStay VP Series Fund, Inc.

Portfolio's allocation to the health care sector rose from 19.8% to 22.6%. From the beginning of the reporting period to the end of June 2005, the Portfolio decreased its weighting in the consumer discretionary sector from 31.9% to 29.0%, in industrials from 9.0% to 7.0%, in financials from 12.7% to 11.8%, and in information technology from 12.9% to 7.8%.

HOW DID THE PORTFOLIO'S WEIGHTINGS COMPARE WITH THOSE OF THE RUSSELL MIDCAP(R) GROWTH INDEX AT THE END OF JUNE?

As of June 30, 2005, the Portfolio was overweighted relative to the Russell Midcap(R) Growth Index in the consumer discretionary, energy, financials, health care, and materials sectors. At the same time, the Portfolio was underweighted relative to the Index in the information technology and industrials sectors. At the end of June 2005, the Portfolio had no holdings in the consumer staples, telecommunication services, or utilities sectors.

WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE PORTFOLIO?

Market volatility has recently increased, and investors remain focused on Federal Reserve interest-rate hikes, higher energy prices, and increasing evidence that geopolitical tensions are unlikely to go away in the foreseeable future. Despite these ongoing pressures, we will seek to focus on best-in-class mid-cap growth companies. Specifically, we will look for companies that we believe can register above-average revenue and earnings growth on a consistent basis and that we feel are attractively valued in the marketplace. As we look ahead, we continue to favor the consumer discretionary, energy, and materials sectors.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

MainStay VP Mid Cap Growth Portfolio is a portfolio of the MainStay VP Series Fund, Inc. The views of MacKay Shields LLC, the Portfolio's subadvisor, and the Portfolio's holdings described in this report are as of June 30, 2005; these views and holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by any bank, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

Investors should note that portfolios that invest in companies with market capitalizations below $10 billion involve additional risks. The securities of these companies may be more volatile and less liquid than the securities of larger companies.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-93

MAINSTAY VP MID CAP VALUE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/05
--------------------------------------------------------------------------------

                               SIX      ONE       SINCE
TOTAL RETURNS                 MONTHS    YEAR    INCEPTION
---------------------------------------------------------
After Portfolio operating
  expenses                    1.00%    11.63%     6.66%

                                            (After Portfolio operating expenses)

                                                   MAINSTAY VP MID CAP                                    RUSSELL MIDCAP VALUE
                                                     VALUE PORTFOLIO        RUSSELL 1000 VALUE INDEX              INDEX
                                                   -------------------      ------------------------      --------------------
7/02/01                                                   10000                       10000                       10000
                                                           9911                        9105                       10192
                                                           9060                        9012                       10127
                                                          11596                       10916                       13248
6/30/05                                                   12945                       12451                       16135

  --   MainStay VP Mid Cap Value Portfolio  --   Russell 1000 Value Index
  --   Russell Midcap Value Index

 SERVICE CLASS(1)                                                  AS OF 6/30/05
--------------------------------------------------------------------------------

                               SIX      ONE       SINCE
TOTAL RETURNS                 MONTHS    YEAR    INCEPTION
---------------------------------------------------------
After Portfolio operating
  expenses                    0.87%    11.35%     6.40%

                                              After Portfolio operating expenses

                                                   MAINSTAY VP MID CAP                                    RUSSELL MIDCAP VALUE
                                                     VALUE PORTFOLIO        RUSSELL 1000 VALUE INDEX              INDEX
                                                   -------------------      ------------------------      --------------------
7/02/01                                                   10000                       10000                       10000
                                                           9887                        9105                       10192
                                                           9015                        9012                       10127
                                                          11510                       10916                       13248
6/30/05                                                   12817                       12451                       16135

  --   MainStay VP Mid Cap Value Portfolio  --   Russell 1000 Value Index
  --   Russell Midcap Value Index

                                                               SIX      ONE      SINCE
BENCHMARKS                                                    MONTHS    YEAR   INCEPTION

Russell Midcap(R) Value Index*                                 5.51%   21.80%    12.71%
Russell 1000(R) Value Index*                                   1.76    14.06      5.63

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (7/2/01) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-94   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005, to June 30, 2005.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                     ENDING ACCOUNT                         VALUE (BASED
                                                      VALUE (BASED                        ON HYPOTHETICAL
                                     BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                      ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                       VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                           1/1/05            6/30/05           PERIOD(1)           6/30/05            PERIOD(1)
--------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                        $1,000.00         $1,010.00            $3.89            $1,021.10             $3.91
--------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                        $1,000.00         $1,008.75            $5.13            $1,019.85             $5.16
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.78% for Initial Class and 1.03% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

                                                  www.mainstayfunds.com     M-95

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           81.2%
Short-Term Investments                                                   8.7
Cash and Other Assets (less liabilities)                                 0.1

See Portfolio of Investments on page M-276 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF JUNE 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Transocean, Inc.
 2.  Rowan Cos., Inc.
 3.  ENSCO International, Inc.
 4.  Owens-Illinois, Inc.
 5.  Abitibi-Consolidated, Inc.
 6.  GlobalSantaFe Corp.
 7.  PMI Group, Inc.
 8.  Smurfit Stone Container Corp.
 9.  Pride International, Inc.
10.  AGCO Corp.

 M-96   MainStay VP Series Fund, Inc.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Richard A. Rosen and Michael C. Sheridan of MacKay Shields LLC.

MAINSTAY VP MID CAP VALUE PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to those of companies in the Russell Midcap(R) Value Index.* In implementing this strategy, we seek to identify investment opportunities based on the financial condition and competitiveness of individual companies. In particular, we look for firms that we deem to be undervalued based on a number of factors, including relative valuation, ability to grow dividends, and corporate management.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE FIRST SIX MONTHS OF 2005?

For the six months ended June 30, 2005, MainStay VP Mid Cap Value Portfolio returned 1.00% for Initial Class shares and 0.87% for Service Class shares. Both share classes outperformed the 0.72% return of the average Lipper* Variable Products Equity Income Portfolio over the same period. Both share classes underperformed the 5.51% return of the Russell Midcap(R) Value Index,* the Portfolio's primary benchmark, for the six months ended June 30, 2005.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE SIX MONTHS ENDED JUNE 30, 2005?

Generally accommodative worldwide monetary policies and low interest rates led to rapid global economic growth in the first half of 2005. At the beginning of the year, demand for raw materials was particularly strong among emerging Asian countries, including China and India. Demand tapered off toward the end of the second quarter, however, and the decline negatively affected stocks in the materials sector, specifically metals-related companies.

Rising energy prices helped energy-related stocks. But higher energy costs took a toll on the industrials sector, which relies heavily on oil and gas for production. In the beginning of the second quarter, the energy sector felt some downward pressure when investors began to question how long demand for oil and gas would last. The pressure soon lifted, however, since demand never slowed but rather seemed to increase. Despite economic expansion, interest rates generally remained quite low, which allowed interest-rate-sensitive areas, such as real estate investment trusts (REITs), homebuilders, and utilities to record solid gains.

WHAT FACTORS MOST SIGNIFICANTLY AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE FIRST HALF OF 2005?

The Portfolio's overweighted position in the energy sector enhanced results during the reporting period. Our decision to underweight the financials sector also helped. On the other hand, the Portfolio's overweighted position in materials--along with poor stock selection in the sector--detracted from the Portfolio's performance. Although health care stocks provided strong results, our inability to find good value candidates in the sector detracted from the Portfolio's relative performance when health care stocks bounced back nicely in the second quarter after a slow start to the year. The same was true in the utilities sector, which did well, despite our impression that it was largely devoid of value. The Portfolio's overweighted position in the industrials sector was also a drag on performance when the sector reacted negatively to higher energy prices.

DID THE PORTFOLIO CHANGE ANY OF IT WEIGHTINGS?

When the reporting period began, the Portfolio held an overweighted position in the industrials sector. Over time, many of the Portfolio's industrial holdings approached our price targets, and we sold them on the belief that they offered little additional upside potential. At the end of the reporting period, the Portfolio's weighting in industrials was roughly in line with that of the Russell MidCap(R) Value Index.* The Portfolio remains overweighted in energy and materials and holds underweighted positions in financials, consumer discretionary, and utilities.

We continue to believe that for patient investors, the materials sector offers strong potential. Throughout the reporting period, we purchased materials stocks that we felt were attractively valued. Additions were made to Portfolio holdings such as Bowater and Smurfit-Stone Container. We also committed capital to Owens Illinois, a glass container manufacturer, and Abitibi-Consolidated, a paper and wood products manufacturer.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-97

WHAT WERE SOME OF THE PORTFOLIO'S SUCCESS STORIES?

The Portfolio's largest position was in Transocean, the world's largest offshore drilling company. Transocean appreciated more than 27%(1) during the reporting period. Utilization of the company's high-specification drill ships and semisubmersible rigs reached near full capacity, and Transocean's day rates increased dramatically. Other strong-performing energy holdings included Pride International (+25.1%) and Global SantaFe (+23.9%). Kerr-McGee (+32.8%) is an oil & gas exploration & production company and a chemical producer. The company's stock rose when Kerr-McGee generated strong earnings and cash flows. The company also restructured its asset base and benefited from a Dutch tender for 30% of Kerr-McGee's outstanding shares.

WHICH STOCKS DETRACTED FROM THE PORTFOLIO'S RESULTS DURING THE FIRST HALF OF
2005?

The largest drag on performance during the first half of the year came from the Portfolio's materials holdings. Paper companies Smurfit-Stone Container (-40.0%), Abitibi-Consolidated (-34.7%), and Bowater (-25.5%) all detracted. Despite this poor showing, compelling valuations and appropriate catalysts continue to support our belief that these holdings will be rewarding over time. Mortgage insurer PMI Group (-6.4%) declined when investors became concerned that relatively low interest rates might generate a new cycle of refinancing. We believe that this is unlikely and that PMI Group should be a strong beneficiary of any future interest-rate increases.

WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE PORTFOLIO?

We believe that the market provides excellent opportunities and high levels of risk. In our opinion, the Portfolio is appropriately positioned for these dynamics. We continue to see opportunities in the energy sector in general--and among offshore drillers in particular. Basic materials producers are just starting to enjoy increasing demand, high factory operating rates, low inventories, and price increases. The U.S. dollar weakened during the first half of 2005, and we believe that further weakening would disproportionately benefit the U.S.-based producers held by the Portfolio.

At the same time, we have sought to underweight risk-laden areas of the market and have carefully chosen stocks in these sectors. In the financials sector, for example, we are concerned about high bank valuations, little apparent demand for new loans, and the potential for credit deterioration. Our assessment of long-term valuations suggests that REITs and utilities may be overvalued. Consumer cyclicals appear overvalued as well, with some areas trading at very high valuations or even record levels. We believe that all of these sectors look extremely vulnerable to higher interest rates, a weaker dollar, and continued high energy prices. For these reasons, the Portfolio has underweighted all of these sectors, which together comprise a substantial portion of the Russell MidCap(R) Value Index.*

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


MainStay VP Mid Cap Value Portfolio is a portfolio of the MainStay VP Series Fund, Inc. The views of MacKay Shields LLC, the Portfolio's subadvisor, and the Portfolio's holdings described in this report are as of June 30, 2005; these views and holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by any bank, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

Investors should note that portfolios that invest in companies with market capitalizations below $10 billion involve additional risks. The securities of these companies may be more volatile and less liquid than the securities of larger companies.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

1. Performance percentages for Portfolio holdings reflect the total return performance of the indicated securities for the six months ended June 30, 2005, or for the portion of the reporting period such securities were held in the Portfolio, if shorter. Purchases and sales within the Portfolio may cause the performance of Portfolio holdings to differ from the performance of the securities themselves.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-98   MainStay VP Series Fund, Inc.

MAINSTAY VP S&P 500 INDEX PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/05
--------------------------------------------------------------------------------

                         SIX      ONE     FIVE     TEN
TOTAL RETURNS           MONTHS   YEAR    YEARS    YEARS
-------------------------------------------------------
After Portfolio
  operating expenses    -0.99%   5.94%   -2.62%   9.61%

                                            (After Portfolio operating expenses)

                                                                 MAINSTAY VP S&P 500 INDEX
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                 -------------------------                -------------
6/30/95                                                                    10000                              10000
                                                                           12546                              12600
                                                                           16838                              16972
                                                                           21816                              22091
                                                                           26758                              27119
                                                                           28584                              29084
                                                                           24335                              24771
                                                                           19885                              20315
                                                                           19919                              20366
                                                                           23632                              24258
6/30/05                                                                    25036                              25792

  --   MainStay VP S&P 500 Index Portfolio  --   S&P 500 Index

 SERVICE CLASS(1)                                                  AS OF 6/30/05
--------------------------------------------------------------------------------

                         SIX      ONE     FIVE     TEN
TOTAL RETURNS           MONTHS   YEAR    YEARS    YEARS
-------------------------------------------------------
After Portfolio
  operating expenses    -1.11%   5.68%   -2.86%   9.34%

                                            (After Portfolio operating expenses)

                                                                 MAINSTAY VP S&P 500 INDEX
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                 -------------------------                -------------
6/30/95                                                                    10000                              10000
                                                                           12513                              12600
                                                                           16752                              16972
                                                                           21649                              22091
                                                                           26486                              27119
                                                                           28224                              29084
                                                                           23969                              24771
                                                                           19537                              20315
                                                                           19523                              20366
                                                                           23106                              24258
6/30/05                                                                    24418                              25792

  --   MainStay VP S&P 500 Index Portfolio  --   S&P 500 Index

                                                           SIX      ONE    FIVE    TEN
BENCHMARK                                                 MONTHS   YEAR   YEARS   YEARS

S&P 500(R) Index*                                         -0.81%   6.32%  -2.37%  9.94%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from 1/1/95 through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-99

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005, to June 30, 2005.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/05            6/30/05           PERIOD(1)           6/30/05            PERIOD(1)
---------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                         $1,000.00          $990.10             $1.88            $1,023.10             $1.91
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00          $988.85             $3.11            $1,021.85             $3.16
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.38% for Initial Class and 0.63% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 M-100   MainStay VP Series Fund, Inc.

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           98.3%
Short-Term Investments                                                   1.8
Liabilities in Excess of Cash and Other Assets                          -0.1

See Portfolio of Investments on page M-284 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF JUNE 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  General Electric Co.
 2.  ExxonMobil Corp.
 3.  Microsoft Corp.
 4.  Citigroup, Inc.
 5.  Pfizer, Inc.
 6.  Johnson & Johnson
 7.  Bank of America Corp.
 8.  Wal-Mart Stores, Inc.
 9.  Intel Corp.
10.  American International Group

                                                 www.mainstayfunds.com     M-101

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Francis Ok of New York Life Investment Management LLC

MAINSTAY VP S&P 500 INDEX PORTFOLIO()

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 80% of its total assets in stocks in the S&P 500(R) Index* in the same proportions, to the extent feasible, as they are represented in the S&P 500(R) Index.* In implementing this strategy, we use statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index* to the extent feasible. From time to time, adjustments may be made in the Portfolio because of changes in the composition of the S&P 500(R) Index.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND THE S&P 500(R) INDEX* DURING THE FIRST SIX MONTHS OF 2005?

For the six months ended June 30, 2005, MainStay VP S&P 500(R) Index Portfolio returned -0.99% for Initial Class shares and -1.11% for Service Class shares. Both share classes underperformed the -0.96% return of the average Lipper* Variable Products S&P 500 Index Objective Portfolio over the same period. Both share classes also underperformed the -0.81% return of the S&P 500(R) Index,* the Portfolio's benchmark, for the six months ended June 30, 2005. Since the Portfolio incurs actual expenses that a hypothetical index does not, there will be times when the Portfolio lags the Index.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE FIRST HALF OF 2005?

During the reporting period, mid-capitalization stocks generally outperformed small- and large-cap issues. Among mid- and large-cap issues, value stocks outperformed growth issues. Among small-cap issues, results varied by data source.(1) Throughout much of the first half of 2005, the domestic equity market was focused on such factors as instability in the Middle East, job growth concerns, and crude-oil prices.

WHICH INDUSTRY GROUPS IN THE S&P 500(R) INDEX* PROVIDED THE STRONGEST PERFORMANCE DURING THE REPORTING PERIOD?

From a total-return perspective, the five best-performing industry groups for the six months ended June 30, 2005, were energy (+20.00%),(2) utilities (+15.24%), health care equipment & services (+8.83%), real estate (+7.18%), and semiconductors & semiconductor equipment (+5.29%).

From the perspective of impact, which takes weightings and total returns into account, energy (+20.00%), utilities (+15.24%), and health care equipment & services (+8.83%) were the three leading positive contributors to the performance of the Index for the first half of 2005. Semiconductors & semiconductor equipment (+5.29%) was fourth, followed by food, beverage & tobacco (+1.07%).

WHICH COMPANIES WERE THE BEST PERFORMERS DURING THE REPORTING PERIOD?

From a total-return perspective, Valero Energy (+74.76%) was the strongest performer in the S&P 500(R) Index* for the first half of 2005, followed by EOG Resources (+59.47%), LSI Logic (+54.93%), Unocal (+51.61%), and Sears Holdings (+51.46%).

Several companies with higher weightings in the Index, however, had a greater positive impact on the six-month performance of the Index, even though they had lower total returns. On the basis of impact, which takes weightings and total returns both into account, ExxonMobil (+13.23%) was the top contributor to the performance of the Index, followed by ConocoPhillips (+33.91%), Intel (+12.01%), Boeing (+28.61%), and Altria Group (+8.16%).

1. Specifically, the Russell 2000(R) Value Index* outperformed the Russell 2000(R) Growth Index,* while the S&P Small Cap 600(R)/Barra Value Index* underperformed the S&P Small Cap 600(R)/Barra Growth Index.* An investment cannot be made directly into an index.

2. Performance percentages reflect the total-return performance, including reinvestment of all dividends and capital gains, of the industry groups and securities mentioned for the six months ended June 30, 2005. Purchases and sales within the Portfolio may cause the performance of Portfolio holdings to differ from that of the industry groups or securities themselves.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-102   MainStay VP Series Fund, Inc.

WHICH INDUSTRY GROUPS WERE THE WORST PERFORMERS IN THE FIRST HALF OF 2005?

From a total-return perspective, automobiles & components (-19.35%) was the weakest industry group in the S&P 500(R) Index* for the reporting period. Transportation (-13.82%) was next, followed by media (-10.68%), technology hardware & equipment (-9.29%), and materials (-7.47%).

On the basis of impact, which takes weightings and total returns both into account, the industry group that detracted the most from the performance of the Index was technology hardware & equipment (-9.29%). Media (-10.68%) was next, followed by software & services (-6.92%), capital goods (-3.13%), and diversified financials (-3.55%).

WHICH INDIVIDUAL STOCKS SHOWED PARTICULAR WEAKNESS DURING THE FIRST SIX MONTHS OF 2005?

During the reporting period, the S&P 500(R) Index* company with the worst total return was JDS Uniphase (-52.05%). Avaya (-51.63%) had the second-worst total return, followed by Delta Air Lines (-49.73%), Biogen Idec (-48.28%), and Delphi (-47.94%).

In terms of impact, which takes weightings and total returns both into account, International Business Machines (-24.39%) made the greatest negative contribution to the performance of the Index. Next was eBay (-43.25%), followed by American International Group (-11.16%), Microsoft (-6.46%), and United Parcel Service (-18.36%).

WERE THERE ANY CHANGES IN THE S&P 500(R) INDEX* DURING THE FIRST HALF OF 2005?

The Portfolio seeks to track the performance and weightings of the S&P 500(R) Index.* The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization, or face financial difficulties. From time to time, the Index may also be adjusted to better reflect the companies that Standard & Poor's believes are most representative of the makeup of the U.S. econ-omy. During the six months ended June 30, 2005, five companies were added to the Index and five were deleted from it.

Among the additions were well-known companies such as winemaker Constellation Brands, home-builder D.R. Horton, and oil and gas drilling and production company National Oilwell Varco. Deletions included Great Lakes Chemical, Veritas Software, and Power-One. Sears, Roebuck merged with Kmart and was deleted from the Index but simultaneously reappeared as Sears Holdings. Adolf Coors merged with Molson and was deleted when Molson Coors Brewing was added to the Index.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE PORTFOLIO?

There is no doubt that the markets will continue to be buffeted by shifting economic, monetary, and geopolitical variables. Since we are index investors, however, we do not attempt to predict how specific forces will affect the stock market. Instead, we seek to track the performance of the S&P 500(R) Index* wherever the markets may move.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

MainStay VP S&P 500 Portfolio is a portfolio of the MainStay VP Series Fund, Inc. The views of New York Life Investment Management LLC, the Portfolio's advisor, and the Portfolio's holdings described in this report are as of June 30, 2005; these views and holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by any bank, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-103

MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/05
--------------------------------------------------------------------------------

                              SIX       ONE       SINCE
TOTAL RETURNS                MONTHS    YEAR     INCEPTION
---------------------------------------------------------
After Portfolio operating
  expenses                   0.60%     7.68%      2.31%

                                            (After Portfolio operating expenses)

                                                  MAINSTAY VP SMALL CAP        RUSSELL 2000 GROWTH
                                                    GROWTH PORTFOLIO                  INDEX                RUSSELL 2000 INDEX
                                                  ---------------------        -------------------         ------------------
7/2/01                                                    10000                       10000                       10000
                                                           8379                        7500                        9140
                                                           8124                        7551                        8990
                                                          10176                        9933                       11990
6/30/05                                                   10958                       10359                       13123

  --   MainStay VP Small Cap Growth Portfolio  --   Russell 2000 Index
  --   Russell 2000 Growth Index

 SERVICE CLASS(1)                                                  AS OF 6/30/05
--------------------------------------------------------------------------------

                              SIX       ONE       SINCE
TOTAL RETURNS                MONTHS    YEAR     INCEPTION
---------------------------------------------------------
After Portfolio operating
  expenses                   0.48%     7.41%      2.06%

                                            (After Portfolio operating expenses)

                                                  MAINSTAY VP SMALL CAP        RUSSELL 2000 GROWTH
                                                       GROWTH FUND                    INDEX                RUSSELL 2000 INDEX
                                                  ---------------------        -------------------         ------------------
7/2/01                                                    10000                       10000                       10000
                                                           8358                        7500                        9140
                                                           8083                        7551                        8990
                                                          10101                        9933                       11990
6/30/05                                                   10849                       10359                       13123

  --   MainStay VP Small Cap Growth Portfolio  --   Russell 2000 Index
  --   Russell 2000 Growth Index

                                                               SIX      ONE       SINCE
BENCHMARKS                                                    MONTHS    YEAR    INCEPTION

Russell 2000(R) Growth Index*                                 -3.58%   4.29%     0.89%
Russell 2000(R) Index*                                        -1.25    9.45      7.03

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (7/2/01) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-104   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP SMALL CAP GROWTH
PORTFOLIO
--------------------------------------------------------------------------------

he example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                                                                VALUE
                                                       ENDING ACCOUNT                         (BASED ON
                                                        VALUE (BASED                         HYPOTHETICAL
                                       BEGINNING         ON ACTUAL          EXPENSES          5% RETURN          EXPENSES
                                        ACCOUNT         RETURNS AND           PAID            AND ACTUAL           PAID
                                         VALUE           EXPENSES)           DURING           EXPENSES)           DURING
SHARE CLASS                             1/1/05            6/30/05           PERIOD(1)          6/30/05           PERIOD(1)
--------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                          $1,000.00         $1,006.05            $4.73           $1,020.25            $4.76
--------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                          $1,000.00         $1,004.80            $5.96           $1,019.00            $6.01
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.95% for Initial Class and 1.20% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-105

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                            98.0%
Short-Term Investments (collateral from securities lending
  is 1.4%)                                                                3.3
Liabilities in Excess of Cash and Other Assets                           -1.3

See Portfolio of Investments on page M-298 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF JUNE 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Ryland Group, Inc. (The)
 2.  Sierra Health Services, Inc.
 3.  WCI Communities, Inc.
 4.  Meritage Homes Corp.
 5.  Hovnanian Enterprises, Inc., Class A
 6.  Jarden Corp.
 7.  Cal Dive International, Inc.
 8.  Guitar Center, Inc.
 9.  Jos. A. Bank Clothiers, Inc.
10.  Coldwater Creek, Inc.

 M-106   MainStay VP Series Fund, Inc.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Rudolph Carryl and Edmund C. Spelman of MacKay Shields LLC.

MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are comparable to those of companies in the Russell 2000(R) Index.* We select investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies. In implementing this strategy, we look for securities of companies with above-average revenue and earnings-per-share growth, participation in growing markets, potential for positive earnings surprises, and strong management. Ideally, the companies will have high levels of ownership by insiders. We may also invest in companies that we believe are attractive because of special factors, such as new management, new products, changes in consumer demand, and changes in the economy. We may sell a stock if its fundamentals deteriorate, if its valuation is deemed too high in relation to its growth rate or its peer group, or if, in general, we do not believe the security will help the Portfolio meet its investment objective.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE FIRST HALF OF 2005?

During the six months ended June 30, 2005, MainStay VP Small Cap Growth Portfolio returned 0.60% for Initial Class shares and 0.48% for Service Class shares. Both share classes outperformed the -0.22% return of the average Lipper* Variable Products Small-Cap Growth Portfolio over the same period. Both share classes also outperformed the -3.58% return of the Russell 2000(R) Growth Index,* the Portfolio's benchmark, for the six months ended June 30, 2005.

WHAT MAJOR FACTORS AND RISKS INFLUENCED THE STOCK MARKET DURING THE FIRST HALF OF 2005?

Among the most significant factors influencing the equity markets during the reporting period were high oil prices, interest-rate hikes by the Federal Reserve, rising inflation, and the growth rate of corporate earnings and the economy. During the first four months of 2005, concern about these factors contributed to a correction in equity prices. In May and June, reassuring data suggested that economic growth could continue at a steady pace, which helped push the markets higher.

WHAT FACTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S RELATIVE PERFORMANCE?

The Portfolio's relative performance was helped by favorable stock selection in the consumer and health care sectors, with the largest positive contribution coming from consumer discretionary holdings. The Portfolio's overweighted position in the consumer discretionary and energy sectors and an underweighted position in the information technology sector also contributed positively to performance. Unfortunately, stock selection in the industrials and materials sectors detracted from the Portfolio's performance.

WHAT DECISIONS GUIDED THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

Our decision to maintain an overweighted position in the consumer discretionary sector and an underweighted position in the information technology sector was key to the Portfolio's strong relative performance. During the reporting period, we also increased the Portfolio's energy exposure and decreased exposure to the industrials sector.

WHICH STOCKS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE DURING THE FIRST HALF OF 2005?

For the six months ended June 30, 2005, the top contributors to the Portfolio's performance included Meritage Homes, Ryland Group, Jos. A. Bank Clothiers, Electronics Boutique, Sierra Health Services, and Hovnanian Enterprises.

Hovnanian, Meritage, and Ryland Group are homebuilders, all of which benefited from continued strong earnings growth and from the widespread appeal of low mortgage rates. Jos. A. Bank Clothiers is one of the nation's leading retailers of men's tailored and casual clothing. During the first half of 2005, the company had increased sales in its stores, from its catalogues, and on the Internet compared to last year's figures. Electronics Boutique, a retailer of video games and related equipment, saw its stock price rise sharply in April when the company received an offer to be acquired by competitor Gamestop Corporation. Sierra Health Services, a managed health care organization that provides and administers health care programs in Las Vegas, advanced in response to better-than-expected earnings growth.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-107

WHICH STOCKS WERE THE LARGEST DETRACTORS FROM PERFORMANCE DURING THE REPORTING PERIOD?

In the first half of 2005, the largest detractors from the Portfolio's performance were Sigmatel, Bradley Pharmaceuticals, Trex, Altiris, UCBH Holdings, and ScanSource.

Sigmatel is a semiconductor company that designs, develops, and markets mixed-signal integrated circuits for leading portable and consumer audio applications. The company suffered from price and order instability in specific product areas. Bradley Pharmaceuticals, a specialty pharmaceutical company, suffered a sharp stock-price decline following an announcement that the SEC would be investigating the company's accounting practices. We reduced the Portfolio's position in the stock.

Trex manufactures and distributes wood/plastic composite products primarily for residential and commercial decking and railing. The company suffered from higher costs for raw materials, which took a toll on profits, and the company's brand-building efforts resulted in higher expenses. Altiris develops advanced software that helps monitor an enterprise's information technology systems. The company's stock fell when reorganizations at major channel partners created additional competition and hurt future revenue visibility. We sold the Portfolio's position in the stock.

UCBH Holdings, a California-based bank that specializes in serving the Chinese-American community, reported lower-than-expected margins because of aggressive loan price competition. ScanSource, a value-added reseller of card-scanning and data-capture systems, saw its stock price decline sharply when growth slowed in the company's product category.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

Yes. With energy prices at continued high levels, we added Arch Coal to the Portfolio. The company has extensive reserves and should benefit from rising coal prices as global demand continues to grow. The Portfolio also established a position in Grant Prideco, which produces oilfield drill pipe and offers other drilling-related products and services. James River Coal was another energy addition to the Portfolio. Through its subsidiaries, the company mines, processes, and sells coal in eastern Kentucky.

In the consumer discretionary sector, we added Beazer Homes USA, a company that focuses primarily on building single-family homes. We also established a position in DSW, a retailer that offers a wide selection of brand-name and designer dress, casual, and athletic footwear for men and women. In the health care sector, the Portfolio added shares of PRA International, a contract research organization that provides product development services for pharmaceutical and biotechnology companies worldwide.

WHICH STOCKS DID THE PORTFOLIO SELL DURING THE FIRST HALF OF 2005?

In addition to the above-mentioned sale of detractor Altiris, we also eliminated Bluegreen, Knightsbridge Tankers, Petroleum Development, and Corinthian Colleges.

In the consumer discretionary sector we sold Bluegreen, which offers timeshare vacation properties and builds residential communities. The company experienced a sharp stock-price correction when it reported disappointing earnings that resulted from higher-than-expected costs and lower-than-expected sales. Also in the consumer discretionary sector, we eliminated the Portfolio's position in Corinthian Colleges, a North American post-secondary education company. We were concerned about slowing enrollment growth and about government investigations into the marketing practices of for-profit education companies.

We sold Knightsbridge Tankers, an industrial company, after solid price performance brought the company's valuation to levels that fully discounted the company's solid dividend prospects for 2005. We sold the Portfolio's position in Petroleum Development, an independent energy company, because of a slump in oil prices in mid-April. The price of oil fell about 13% from its then-record high of more than $57 a barrel, while traders reassessed supply-and-demand fundamentals.

HOW DID THE PORTFOLIO'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the six months ended June 30, 2005, the Portfolio increased its weighting in the energy sector from 7.2% of the Portfolio's assets to 9.5%. Over the same period, the Portfolio decreased its industrials sector weighting from 23.0% to 20.7%, its information technology weighting from 14.9% to 11.7%, and its financials weighting from 10.6% to 9.2%.

HOW DID THE PORTFOLIO'S WEIGHTINGS COMPARE WITH THOSE OF THE RUSSELL 2000(R) GROWTH INDEX* AT THE END OF THE REPORTING PERIOD?

As of June 30, 2005, the Portfolio was overweighted relative to the Russell 2000(R) Growth Index* in the consumer discretionary, energy, and industrial sectors. At the same time, the Portfolio was underweighted in the information technology, health care, materials, financials,

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-108   MainStay VP Series Fund, Inc.

and consumer staples sectors. At the end of the reporting period, the Portfolio had no representation in the telecommunication services or utilities sectors.

WHAT IS YOUR OUTLOOK FOR MARKETS AND THE PORTFOLIO?

In recent months, the stock market has been buffeted by concerns about the potential economic effects of higher oil prices and slightly higher interest rates. We believe that inflation and interest rates are still at relatively low levels, which should allow for moderate economic growth to continue and equity markets to improve in the year ahead. Wherever the markets may turn, we will continue to seek stocks that fit the Portfolio's disciplined investment approach.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

MainStay VP Small Cap Growth Portfolio is a portfolio of the MainStay VP Series Fund, Inc. The views of MacKay Shields LLC, the Portfolio's subadvisor, and the Portfolio's holdings described in this report are as of June 30, 2005; these views and holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by any bank, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-109

MAINSTAY VP TOTAL RETURN PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/05
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE     TEN
TOTAL RETURNS             MONTHS   YEAR    YEARS    YEARS
---------------------------------------------------------
After Portfolio
  operating
  expenses                1.63%    6.88%   -1.99%   7.21%

                                            (after Portfolio operating expenses)

                                         MAINSTAY VP TOTAL     TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                          RETURN PORTFOLIO       COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                         -----------------     -------------------     -----------------        -------------
6/30/95                                        10000                  10000                  10000                  10000
                                               11657                  11827                  11739                  12600
                                               13537                  14414                  14354                  16972
                                               16593                  17721                  17539                  22091
                                               19533                  20895                  20129                  27119
                                               22185                  24497                  21660                  29084
                                               18922                  19827                  20618                  24771
                                               16433                  17176                  19034                  20315
                                               16876                  18286                  20034                  20366
                                               18767                  20236                  22351                  24258
6/30/05                                        20059                  21016                  24048                  25792

       MainStay VP Total Return
  --   Portfolio                          --   Total Return Growth Composite Index
  --   Total Return Core Composite Index  --   S&P 500 Index

 SERVICE CLASS(1)                                                  AS OF 6/30/05
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE     TEN
TOTAL RETURNS             MONTHS   YEAR    YEARS    YEARS
---------------------------------------------------------
After Portfolio
  operating
  expenses                1.50%    6.62%   -2.24%   6.94%

                                            (after Portfolio operating expenses)

                                         MAINSTAY VP TOTAL     TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                          RETURN PORTFOLIO       COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                         -----------------     -------------------     -----------------        -------------
6/30/95                                        10000                  10000                  10000                  10000
                                               11627                  11827                  11739                  12600
                                               13468                  14414                  14354                  16972
                                               16466                  17721                  17539                  22091
                                               19333                  20895                  20129                  27119
                                               21899                  24497                  21660                  29084
                                               18632                  19827                  20618                  24771
                                               16140                  17176                  19034                  20315
                                               16536                  18286                  20034                  20366
                                               18343                  20236                  22351                  24258
6/30/05                                        19557                  21016                  24048                  25792

       MainStay VP Total Return
  --   Portfolio                          --   Total Return Growth Composite Index
  --   Total Return Core Composite Index  --   S&P 500 Index

                                                               SIX      ONE      FIVE     TEN
BENCHMARKS                                                    MONTHS    YEAR    YEARS    YEARS

Total Return Core Composite Index*                             1.11%   7.59%     2.11%   9.17%
Total Return Growth Composite Index*                           0.00    3.86     -3.02    7.71
S&P 500(R) Index*                                             -0.81    6.32     -2.37    9.94

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from (1/1/95) through 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-110   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005, to June 30, 2005.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                                                             VALUE (BASED
                                                       ENDING ACCOUNT                       ON HYPOTHETICAL
                                                        VALUE (BASED                         5% ANNUALIZED
                                       BEGINNING         ON ACTUAL          EXPENSES          RETURN AND          EXPENSES
                                        ACCOUNT         RETURNS AND           PAID              ACTUAL              PAID
                                         VALUE           EXPENSES)           DURING            EXPENSES)           DURING
 SHARE CLASS                            1/1/05            6/30/05           PERIOD(1)           6/30/05           PERIOD(1)
 --------------------------------------------------------------------------------------------------------------------------

 INITIAL CLASS                         $1,000.00         $1,016.25            $3.15            $1,021.85            $3.16
 --------------------------------------------------------------------------------------------------------------------------

 SERVICE CLASS                         $1,000.00         $1,015.00            $4.40            $1,020.60            $4.41
 --------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.63% for Initial Class and 0.88% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-111

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           68.6%
U.S. Government & Federal Agencies                                      19.6
Short-Term Investments (collateral from securities lending
  is 0.0%)                                                               8.1
Corporate Bonds                                                          5.8
Foreign Bonds                                                            2.0
Asset-Backed Securities                                                  1.1
Commercial Mortgage Loans                                                0.9
Convertible Preferred Stocks                                             0.4
Yankee Bonds                                                             0.2
Municipal Bond                                                           0.1
Other                                                                    0.1
Liabilities in Excess of Cash and Other Assets                          -6.9

See Portfolio of Investments on page M-306 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF JUNE 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Federal National Mortgage Association,
     6.00%, due 8/12/35 - TBA
 2.  Federal National Mortgage Association,
     5.50%, due 8/16/20 - TBA
 3.  Transocean, Inc.
 4.  Federal National Mortgage Association,
     5.50%, due 8/12/35 - TBA
 5.  Rowan Cos., Inc.
 6.  Pfizer, Inc.
 7.  Sprint Corp.
 8.  Banc of America Corp.
 9.  Citigroup, Inc.
10.  ENSCO International, Inc.

 M-112   MainStay VP Series Fund, Inc.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Rudolph C. Carryl, Gary Goodenough, Christopher Harms, Richard A. Rosen, and Edmund C. Spelman of MacKay Shields LLC.

MAINSTAY VP TOTAL RETURN PORTFOLIO

CAN YOU BRIEFLY STATE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 30% of its net assets in U.S. equity securities and at least 30% of its net assets in U.S. debt securities. In implementing this strategy, about half of the stock portion of the Portfolio will be invested in growth-oriented stocks and about half will be in value-oriented stocks. The bond portion of the Portfolio will typically consist of securities that are rated A or better by S&P or Moody's(1) or that we deem to be of comparable creditworthiness, including U.S. government securities, corporate bonds, and mortgage-related and asset-backed securities. The bond portion of the Portfolio may invest up to 20% of its assets in high-yield bonds and other debt rated below investment grade that we believe may provide capital appreciation in addition to income. Both the stock and the bond portions of the Portfolio may take a flexible approach by investing in a variety of industries, issuers, and types of securities.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE FIRST SIX MONTHS OF 2005?

During the six months ended June 30, 2005, MainStay VP Total Return Portfolio returned 1.63% for Initial Class shares and 1.50% for Service Class shares. Both share classes outperformed the 0.51% return of the average Lipper* Variable Products Balanced Portfolio over the same period. Both share classes also outperformed the 1.11% return of the Total Return Core Composite Index,* the Portfolio's primary benchmark, for the six months ended June 30, 2005. During the reporting period, the equity portion of the Portfolio outperformed the 0.11% return of the Russell 1000(R) Index,* but the bond portion of the Portfolio underperformed the 2.51% return of the Lehman Brothers Aggregate Bond Index.*

WHAT FACTORS AFFECTED THE STOCK MARKET DURING THE FIRST SIX MONTHS OF 2005?

The rapid rise in the price of oil had a definite impact on the stock market, as did the Federal Reserve's gradual moves to tighten monetary policy. The Federal Open Market Committee raised the targeted federal funds rate four times during the first half of 2005, with a 25 basis point increase on each occasion. (A basis point is one-hundredth of one percentage point.) Toward the beginning of the second quarter, a slowing economy, rising inflation, and surging oil prices caused growing concern, and the equity market surrendered some of its gains. As the quarter wore on, however, the persistence of low interest rates and strong economic data pushed the market somewhat higher.

WHICH OF THE PORTFOLIO'S STOCKS WERE STRONG PERFORMERS DURING THE FIRST SIX MONTHS OF 2005?

Among the Portfolio's growth equities, biotechnology company Genentech was particularly strong. The company saw positive results in a lung-cancer trial involving Genentech's new cancer drug, Avastin. Homebuilder D.R. Horton provided outstanding results as strong end-market demand and low interest rates continued to fuel new home sales. Health care services companies UnitedHealth Group and WellPoint benefited from strong sales and earnings and improved guidance. Leather-goods manufacturer Coach advanced as the company continued to provide strong operating results.

Among the Portfolio's value equities, offshore drillers Transocean Energy and Pride International and exploration and production company Kerr-McGee all benefited from high oil and gas prices that triggered high demand. We reduced the Portfolio's positions in Transocean and Kerr-McGee when the shares neared our price targets. In the health care sector, we saw strong results from hospital operators HCA and Universal Health Services, both of which provided better-than-expected first-quarter 2005 results. The

1. Bonds rated A by Moody's Investors Service possess many favorable investment attributes and in Moody's opinion are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered by Moody's to be adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated A by Standard & Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. In the opinion of Standard & Poor's, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-113
value-equity portion of the Portfolio benefited from an underweighted position in the consumer discretionary sector. In the consumer staples sector, retail pharmacy CVS had strong results. Among value-oriented financial stocks, the Portfolio benefited from Allstate, Prudential Financial, and Hartford Financial. We reduced the Portfolio's positions in Prudential Financial and Hartford Financial when the stocks approached our price targets.

WHICH STOCKS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

Growth-oriented stocks that detracted from the Portfolio's performance included Harman International Industries, an audio and video products manufacturer that was hurt by the slowdown in the auto industry. Antivirus software company Symantec suffered from heightened competition and the perception that the acquisition of Veritas Software would reduce Symantec's growth potential. A deep recession in Germany and slowing growth in the United States led online-auction company eBay to lower its earnings guidance, which drove the company's stock price lower. Transportation and business services giant FedEx saw its stock decline because of pricing pressures from competitors and an earnings announcement that came in below analysts' expectations. Communications systems and services provider Avaya declined steadily when the company's PBX business failed to produce anticipated sales gains. We sold the Portfolio's position in the stock.

Among value-oriented names, information technology stocks were a drag on the Portfolio's relative performance. Mainframe software maker BMC Software slid on disappointing sales results. Although we trimmed the Portfolio's position in IBM, the Portfolio's remaining position declined substantially when the company suffered from sluggish revenue and from difficulty securing new business early in 2005. Computer Sciences also detracted from the Portfolio's performance, but we took advantage of the weakness to add to the Portfolio's position at valuations that we felt were particularly attractive.

Value-oriented materials holdings, including Alcoa, Bowater, and Smurfit-Stone Container also detracted from the Portfolio's performance, and we reduced exposure to the paper industry by selling the Portfolio's entire position in Smurfit-Stone Container at levels above the period-end closing price.

WHAT MAJOR FACTORS INFLUENCED THE BOND MARKET IN THE FIRST HALF OF 2005?

The Federal Open Market Committee's four increases in the targeted federal funds rate were central to bond market performance. The Federal Reserve's continued measured course toward tighter monetary policy was particularly interesting in light of March economic data (released over the course of April), which tended to be off-consensus on the downside, and in light of later economic data that was mixed. Presumably, the Federal Reserve is looking past the data to a causal sequence that starts with low bond yields and interest-sensitive spending, progresses through tighter labor markets and wage concerns, receives pressure from high oil prices, and ends with higher inflation expectations. By steadily raising the federal funds target rate--which stood at 3.25% as of June 30, 2005--the Federal Reserve seeks to short-circuit this sequence. Higher productivity, a lack of pricing power, and a strong U.S. dollar appear to be helping the Federal Reserve's cause. But higher interest rates may be the best way to protect the economy should these market forces shift.

During the six-month period, two-year Treasury yields rose from 3.1% to 3.6%, five-year Treasury yields crept from 3.6% to 3.7%, 10-year Treasury yields slid from 4.2% to 3.9%, and 30-year Treasury yields fell from 4.8% to 4.2%.

WHAT DROVE THE PERFORMANCE OF THE BOND PORTION OF THE PORTFOLIO DURING THE FIRST HALF OF 2005?

The bond markets started the period with enthusiasm, a spirit that waned by April when investors began to feel stifled by low Treasury yields and tight spreads. Investors were understandably edgy because higher energy costs, a stronger U.S. dollar, and rapid housing-price appreciation represented imbalances that could have pushed yields higher.

From the beginning of the year, we too were concerned about tight spreads to Treasurys. During the first half, we moderated our risk posture by significantly reducing the Portfolio's high-yield position. The resulting posture now balances moderate amounts of interest-rate risk and credit risk. Although a more conservative posture might have provided better performance, it would have given the Portfolio no way to capitalize on a turn in the market. The Portfolio's moderate posture sought to avoid downside risk.

 M-114   MainStay VP Series Fund, Inc.

Market volatility during first half of 2005 worked both for and against the Portfolio. Our healthy commitment to high-quality mortgage-backed and asset-backed securities helped the Portfolio's performance as investors moved to higher-quality securities. The Portfolio's bias toward a flatter Treasury yield-curve was also rewarded when yields on short-term securities rose and yields on longer-term securities declined. The positive excess return generated from these tilts, however, was offset by the impact from volatile high-yield spreads. We believe that yield spreads widened because yields were already tight, economic data was erratic, and some $40 billion of General Motors debt was repositioned to high-yield indexes.

HOW HAVE YOU POSITIONED THE BOND PORTION OF THE PORTFOLIO FOR THE CURRENT MARKET ENVIRONMENT?

As of June 30, 2005, the bond portion of the Portfolio was overweighted relative to the Lehman Brothers(R) Aggregate Bond Index in asset-backed securities (by two percentage points), and mortgage-backed securities (by four percentage points). As of the same date, the bond portion of the Portfolio held 4% of its assets in high-yield corporate bonds and 3% in cash, neither of which is represented in the Lehman Brothers(R) Aggregate Bond Index.* At the end of June, the Portfolio was heavily underweighted relative to the Index in U.S. Treasurys (by eleven percentage points) and slightly underweighted in investment-grade credit (by two percentage points). At the same time, the Portfolio held a neutral weighting in agency debentures.

As of June 30, 2005, the duration of the bond portion of the Portfolio stood at
4.05 years, or 97.5% of the duration of the Lehman Brothers(R) Aggregate Index. The Portfolio's cash position balances a duration concentration in the long end of the yield-curve, which introduces a curve-flattening bias to the bond portion of the Portfolio.

During the reporting period, we cut the Portfolio's high-yield exposure from 13% to 4% of the net assets in the bond portion of the Portfolio. Rapid price appreciation among high-yield securities has tempered our enthusiasm for the sector, and we are unlikely to commit additional money to the asset class until prices back-off to less aggressive levels. Proceeds from the sale of high-yield bonds were split among Treasurys, agency debentures, and mortgage-backed securities. The bond portion of the Portfolio benefited from the higher-quality bias of these positions as the reporting period progressed.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE PORTFOLIO?

We believe that the key to a healthy equity market is steady economic growth and continued real wage growth. Although changes in energy prices are inherently difficult to predict, they will no doubt continue to influence the stock market. We believe that the combination of historically low interest rates, moderate economic growth and strengthening employment and personal income trends may help to drive stocks higher by year-end. Recent data suggest that higher tax revenues are helping shrink the worrisome budget deficit, which should be good news for equity investors.

With inflationary pressures percolating near the economy's surface, the Federal Open Market Committee will likely continue to raise the federal funds target rate to a level that the Committee deems closer to neutral. Gradual adjustments may keep interest-rate volatility relatively muted, which could be good for the Portfolio's mortgage-backed securities. Since longer-duration assets may continue to receive support from foreign investors and pension funds, we have positioned the Portfolio's bond investments to benefit if the yield curve continues to flatten. We believe that this Portfolio bias is prudent at this time.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-115

In the bond portion of the Portfolio, we seek to avoid unwarranted interest-rate risk by sticking close to the benchmark duration. We expect to pare exposure to high-yield bonds, since the asset class appears overextended. We may actively participate in emerging-market debt, where due diligence can reap significant rewards. And we will seek more-resilient sectors, such as residential mortgage-backed secu-rities, which may offer incremental yield. Should spreads soften over the summer, we might become more aggressive, but for the moment, we believe a moderate risk profile is appropriate.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


MainStay VP Total Return Portfolio is a portfolio of the MainStay VP Series Fund, Inc. The views of MacKay Shields LLC, the Portfolio's subadvisor, and the Portfolio's holdings described in this report are as of June 30, 2005; these views and holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by any bank, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-116   MainStay VP Series Fund, Inc.

MAINSTAY VP VALUE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/05
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
After Portfolio
  operating expenses     1.50%    8.61%   6.35%   8.58%

                                            (After Portfolio operating expenses)

                                                    MAINSTAY VP VALUE
                                                        PORTFOLIO           RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                                    -----------------       ------------------------          -------------
6/30/95                                                   10000                       10000                       10000
                                                          12205                       12463                       12600
                                                          15388                       16599                       16972
                                                          17685                       21386                       22091
                                                          18587                       24886                       27119
                                                          16743                       22666                       29084
                                                          20226                       25009                       24771
                                                          18797                       22770                       20315
                                                          17087                       22537                       20366
                                                          20972                       27300                       24258
6/30/05                                                   22778                       31138                       25792

  --   MainStay VP Value Portfolio  --   S&P 500 Index
  --   Russell 1000 Value Index

 SERVICE CLASS(1)                                                  AS OF 6/30/05
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
After Portfolio
  operating expenses     1.37%    8.34%   6.09%   8.31%

                                            (After Portfolio operating expenses)

                                                    MAINSTAY VP VALUE
                                                        PORTFOLIO           RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                                    -----------------       ------------------------          -------------
6/30/95                                                   10000                       10000                       10000
                                                          12174                       12463                       12600
                                                          15309                       16599                       16972
                                                          17550                       21386                       22091
                                                          18398                       24886                       27119
                                                          16531                       22666                       29084
                                                          19921                       25009                       24771
                                                          18468                       22770                       20315
                                                          16748                       22537                       20366
                                                          20506                       27300                       24258
6/30/05                                                   22215                       31138                       25792

  --   MainStay VP Value Portfolio  --   S&P 500 Index
  --   Russell 1000 Value Index

                                                              SIX      ONE      FIVE     TEN
BENCHMARKS                                                   MONTHS    YEAR    YEARS    YEARS

Russell 1000(R) Value Index*                                 1.76%    14.06%    6.56%   12.03%
S&P 500(R) Index*                                           -0.81      6.32    -2.37     9.94

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from inception (5/1/95) through 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-117

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP VALUE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005, to June 30, 2005.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                     ENDING ACCOUNT                         VALUE (BASED
                                                      VALUE (BASED                        ON HYPOTHETICAL
                                     BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                      ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                       VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                           1/1/05            6/30/05           PERIOD(1)           6/30/05            PERIOD(1)
--------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                        $1,000.00         $1,015.00            $3.20            $1,021.80             $3.21
--------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                        $1,000.00         $1,013.75            $4.44            $1,020.55             $4.46
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.64% for Initial Class and 0.89% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 M-118   MainStay VP Series Fund, Inc.

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           90.0%
Short-Term Investments (collateral from securities lending
  is 0.0%)                                                               7.2
Investment Company                                                       1.9
Convertible Preferred Stocks                                             1.0
Purchased Put Options                                                    1.0
Liabilities in Excess of Cash and Other Assets                          -0.2

See Portfolio of Investments on page M-322 for specific holdings within these categories.

+ Less than one-tenth of one percent.

   TOP TEN HOLDINGS AS OF JUNE 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Citigroup, Inc.
 2.  Pfizer, Inc.
 3.  Sprint Corp.
 4.  Bank of America Corp.
 5.  Transocean, Inc.
 6.  ExxonMobil Corp.
 7.  iShares Russell 1000 Value Index Fund
 8.  Nokia Corp.
 9.  Kimberly-Clark Corp.
10.  Motorola, Inc.

                                                 www.mainstayfunds.com     M-119

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Richard A. Rosen of MacKay Shields LLC.

MAINSTAY VP VALUE PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 65% of its total assets in equity securities. In implementing this strategy, the Portfolio normally invests in common stocks that we believe to be "undervalued," or selling below their value when purchased. The stocks in which the Portfolio invests typically pay dividends, but the Portfolio may invest in non-dividend-paying stocks if they meet the "undervalued" criteria and are listed on a national securities exchange or are traded in the over-the-counter market. When assessing whether a stock is undervalued, we compare the stock's market price to the company's cash flow and the company's book value, the estimated value of the company's assets, the company's growth rates, and its future earnings. We may sell stocks if we no longer believe they will contribute to meeting the Portfolio's investment objective. The Portfolio seeks to realize long term total return from a combination of capital growth and income.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN THE FIRST HALF OF 2005?

For the six months ended June 30, 2005, MainStay VP Value Portfolio returned 1.50% for Initial Class shares and 1.37% for Service Class shares. Both share classes outperformed the -0.27% return of the average Lipper* Variable Products Large-Cap Value Portfolio over the same period. Both share classes underperformed the 1.76% return of the Russell 1000(R) Value Index,* the Portfolio's primary benchmark, for the six months ended June 30, 2005.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE SIX MONTHS ENDED JUNE 30, 2005?

According to Russell data, large-cap value stocks moved higher for the six-month period, but investor sentiment shifted over time. Investors shrugged off a series of interest rate hikes by the Federal Open Market Committee and focused on generally positive macroeconomic data and strong growth in corporate profits.

Stocks drifted lower toward the middle of the reporting period, as concerns about a slowing economy and rising inflation grew. Advance estimates (released at the end of April 2005) showed first-quarter real gross domestic product at 3.1%. At the end of May that figure was raised to 3.5%, and at the end of June to 3.8%. Although healthy, this rate was still lower than the figures for some recent quarters. During the reporting period, the inflation component of the statistical report increased sequentially. This dynamic, along with rising interest rates, lower consumer confidence, and concern that corporate profits were slowing, shook investor resolve from early March through the end of April. Persistently high-energy prices also gave investors pause. But as the quarter wore on, the persistence of low interest rates and strong economic data pushed the markets higher. At the tail end of the reporting period, budget data showed that higher tax revenues were actually shrinking the worrisome budget deficit. With still low but slightly rising interest rates and solid corporate profits, the positive news on the budget deficit helped the stock market advance.

Specific industries were subject to volatile undercurrents during the reporting period. Energy stocks dominated the market as crude-oil prices topped $58 per barrel before backing off their record levels by the end of April, only to trade back up into the high $50's and then crack the $60-per-barrel level toward the end of the second quarter. A pick-up in merger-and-acquisition activity in the energy sector also helped drive share prices higher. Some health care stocks performed well when investor's spotted attractive valuations and improving fundamental trends. Information technology stocks were generally weaker, as incremental data showed slowing trends in revenue and order growth and mediocre progress in earnings growth. The information technology sector started to turn toward the end of second quarter as investors embraced many technology companies that continued to generate impressive levels of free cash flow. This cash-flow trend helped improve already-solid balance sheets and triggered large share-buyback programs.

WHAT WERE SOME OF THE PORTFOLIO'S STRONG PERFORMERS DURING THE FIRST HALF OF
2005?

Persistently high crude oil prices helped several of the energy companies in which the Portfolio invests, particularly offshore drillers Transocean Energy (+27%)(1) and Pride International (+25%) and exploration and production company Kerr-McGee (+33%). We reduced the Portfolio's positions in Transocean

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-120   MainStay VP Series Fund, Inc.

and Kerr-McGee when the company's shares neared our price targets.

The Portfolio's health care holdings provided strong performance during the first half of the year. Hospital operators HCA (+42%) and Universal Health Services (+40%) advanced after they reported better-than-anticipated first-quarter 2005 results. We believe that trends related to bad-debt expense and hospital admissions are improving.

The Portfolio also benefited from an underweighted position in the consumer discretionary sector. Investors were concerned that higher energy prices and an already-stretched consumer could potentially slow consumer spending going forward. In the consumer staples sector, retail pharmacy CVS (+29%) saw its share price rise on positive sales trends. The company continued to make progress integrating the Eckard stores it had purchased in Florida and Texas. We reduced the Portfolio's position in CVS when the company's shares approached our price target.

HOW DID THE PORTFOLIO'S FINANCIAL STOCKS FARE DURING THE REPORTING PERIOD?

Effective stock selection in the financials sector and an underweighted position relative to the Russell 1000(R) Value Index helped the Portfolio's performance. Investors rewarded good earnings growth and attractive valuations, and many of the Portfolio's insurance-related holdings posted positive results. Among the strong performers were Prudential Financial (+19%), Allstate (+17%), and Hartford Financial (+9%). We reduced the Portfolio's positions in Prudential and Hartford near our price targets. Mortgage and specialty insurer PMI Group (-6%) detracted from the Portfolio's performance. We continued to hold the PMI shares on the belief that macroeconomic trends and the company's improving credit quality and increased market share in municipal-bond insurance may help the stock in the months ahead.

WHICH STOCKS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE?

Several names in the information technology sector adversely affected the Portfolio's relative performance. Shares of mainframe software maker BMC Software (-4%) slid on disappointing sales results. We continued to hold this stock, however, since we find its longer-term prospects compelling--despite softer-than-anticipated short-term trends. Computer giant IBM (-24%) hurt the total return of the Portfolio, although we had trimmed the position at higher levels. IBM suffered from sluggish revenue and from difficulty securing new business early in 2005. The company later announced a major restructuring plan to cut costs in the affected areas, and we were encouraged by IBM's quick and decisive action. Computer Sciences (-22%) detracted, but we took advantage of the weakness to add to the Portfolio's position. We view Computer Sciences' valuation as particularly attractive.

Several holdings in the materials sector, including Alcoa (-16%), Bowater (-25%), and Smurfit-Stone Container (-24%), also detracted from the Portfolio's performance. We believe that Alcoa offers good value, and the Portfolio continued to hold the company's shares. We reduced exposure to the paper industry, selling the Portfolio's entire position in Smurfit-Stone Container at levels above the period-end closing price.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

At the end of June 2005, the Portfolio held overweighted positions relative to the Russell 1000(R) Value Index* in consumer staples, health care, information technology, and telecommunications services. As of the same date, the Portfolio held underweighted positions relative to the Index in consumer discretionary, financials, industrials, and utilities. The Portfolio had roughly neutral weightings relative to the Index in energy and materials.

1. Performance percentages reflect the price performance of the securities mentioned for the six months ended June 30, 2005, or for the portion of the reporting period shares were held in the Fund, if shorter. Performance percentages reflect the impact of dividends received, if any. Purchases and sales within the Portfolio may cause the performance of Portfolio holdings to differ from that of the securities themselves.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-121

WHAT DO YOU ANTICIPATE FOR THE MARKETS AND THE PORTFOLIO?

It is possible--but by no means certain--that the recent economic slowdown can help reel in inflation and signal that the Federal Reserve is nearer the end of its current tightening cycle than many observers anticipate. Investors will have to weigh these considerations against a backdrop of equity valuations. We believe that in most cases, valuations have become more attractive because of higher earnings levels and lower stock prices.

We remain confident in our disciplined classic value strategy and will continue to seek opportunities among undervalued stocks with improving fundamental characteristics.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


MainStay VP Value Portfolio is a portfolio of the MainStay VP Series Fund, Inc. The views of MacKay Shields LLC, the Portfolio's subadvisor, and the Portfolio's holdings described in this report are as of June 30, 2005; these views and holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by any bank, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-122   MainStay VP Series Fund, Inc.

PORTFOLIO OF INVESTMENTS JUNE 30, 2005 UNAUDITED


                                                      SHARES         VALUE

COMMON STOCKS (52.3%)+
--------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.1%)
Northrop Grumman Corp.                                   787   $    43,482
                                                               -----------

BUILDING PRODUCTS (0.0%) (b)
Masco Corp.                                              273         8,670
                                                               -----------

CAPITAL MARKETS (3.2%)
Bear Stearns Cos., Inc. (The)                          1,427       148,322
Janus Capital Group, Inc.                              3,074        46,233
Lehman Brothers Holdings, Inc.                         3,130       310,747

VMorgan Stanley                                        7,164       375,895
Nuveen Investments Class A                             6,554       246,561
                                                               -----------
                                                                 1,127,758
                                                               -----------
COMMERCIAL BANKS (5.7%)
Bank of America Corp.                                  6,732       307,048
Comerica, Inc.                                         4,526       261,603
Commerce Bancshares, Inc.                              4,826       243,278
Compass Bancshares, Inc.                                 187         8,415
Fifth Third Bancorp                                    5,849       241,037
First BanCorp.                                         5,460       219,219
Hibernia Corp. Class A                                   269         8,926
KeyCorp                                                8,267       274,051
M&T Bank Corp.                                         2,430       255,538
TCF Financial Corp.                                    7,266       188,044
Wachovia Corp.                                           432        21,427
                                                               -----------
                                                                 2,028,586
                                                               -----------
COMMERCIAL SERVICES & SUPPLIES (1.9%)
Copart, Inc. (a)                                       2,733        65,045
Deluxe Corp.                                           1,085        44,051
IKON Office Solutions, Inc.                           24,063       228,839
Kelly Services, Inc. Class A                           2,257        64,640
Republic Services, Inc.                                7,010       252,430
                                                               -----------
                                                                   655,005
                                                               -----------
COMPUTERS & PERIPHERALS (0.2%)
Hewlett-Packard Co.                                      701        16,481
Imation Corp.                                            925        35,880
                                                               -----------
                                                                    52,361
                                                               -----------
CONSUMER FINANCE (0.9%)
AmeriCredit Corp. (a)                                  7,969       203,210
Student Loan Corp. (The)                                 116        25,497
WFS Financial, Inc. (a)                                1,756        89,047
                                                               -----------
                                                                   317,754
                                                               -----------
DIVERSIFIED FINANCIAL SERVICES (2.2%)
CIT Group, Inc.                                        4,279       183,869

VCitigroup, Inc.                                       7,934       366,789
PHH Corp. (a)                                          9,348       240,431
                                                               -----------
                                                                   791,089
                                                               -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.4%)
ALLTEL Corp.                                           4,728       294,460
AT&T Corp.                                            14,492       275,928
BellSouth Corp.                                        1,021        27,128
CenturyTel, Inc.                                       7,049       244,107
Sprint Corp.                                             471        11,817
                                                               -----------
                                                                   853,440
                                                               -----------
ELECTRIC UTILITIES (2.2%)
DPL, Inc.                                              8,792       241,340
Edison International                                   6,694       271,442
Entergy Corp.                                          3,656       276,211
                                                               -----------
                                                                   788,993
                                                               -----------



                                                      SHARES         VALUE
ELECTRICAL EQUIPMENT (0.0%) (b)
Rockwell Automation, Inc.                                 75   $     3,653
                                                               -----------

FOOD & STAPLES RETAILING (0.1%)
Albertson's, Inc.                                      1,734        35,859
                                                               -----------

FOOD PRODUCTS (0.9%)
Hershey Co. (The)                                      1,639       101,782
Hormel Foods Corp.                                     4,048       118,728
Tyson Foods, Inc. Class A                              5,634       100,285
                                                               -----------
                                                                   320,795
                                                               -----------
GAS UTILITIES (0.4%)
Southern Union Co. (a)                                 6,057       148,699
                                                               -----------

HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Cytyc Corp. (a)                                        8,753       193,091
                                                               -----------

HEALTH CARE PROVIDERS & SERVICES (1.3%)
Aetna, Inc.                                            3,379       279,849
Humana, Inc. (a)                                       1,720        68,353
PacifiCare Health Systems, Inc. (a)                    1,800       128,610
                                                               -----------
                                                                   476,812
                                                               -----------
HOTELS, RESTAURANTS & LEISURE (0.5%)
Darden Restaurants, Inc.                               4,368       144,057
Marriott International, Inc. Class A                     115         7,845
McDonald's Corp.                                         489        13,570
MGM MIRAGE (a)                                           207         8,193
                                                               -----------
                                                                   173,665
                                                               -----------

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 123



                                                      SHARES         VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------
HOUSEHOLD DURABLES (0.8%)
KB HOME                                                  122   $     9,300
Meritage Homes Corp. (a)                               1,770       140,715
Ryland Group, Inc. (The)                               1,558       118,205
                                                               -----------
                                                                   268,220
                                                               -----------
HOUSEHOLD PRODUCTS (1.4%)
Clorox Co. (The)                                       4,265       237,646
Energizer Holdings, Inc. (a)                           3,889       241,779
                                                               -----------
                                                                   479,425
                                                               -----------
INDUSTRIAL CONGLOMERATES (0.2%)
Alleghany Corp. (a)                                      176        52,272
                                                               -----------

INSURANCE (5.1%)
Allstate Corp. (The)                                   1,519        90,760
AmerUs Group Co.                                       4,994       239,962
Jefferson-Pilot Corp.                                  5,018       253,008
Lincoln National Corp.                                 5,442       255,339
MetLife, Inc.                                          6,430       288,965
Old Republic International Corp.                       9,772       247,133
Prudential Financial, Inc.                               638        41,891
SAFECO Corp.                                           4,612       250,616
Torchmark Corp.                                        2,420       126,324
                                                               -----------
                                                                 1,793,998
                                                               -----------
LEISURE EQUIPMENT & PRODUCTS (0.6%)
Mattel, Inc.                                          12,510       228,933
                                                               -----------

MACHINERY (0.2%)
Terex Corp. (a)                                        1,711        67,413
                                                               -----------

MEDIA (0.8%)
Comcast Corp. Class A (a)                              8,669       266,138
Walt Disney Co. (The)                                    567        14,277
                                                               -----------
                                                                   280,415
                                                               -----------
MULTILINE RETAIL (1.8%)
Dillard's, Inc. Class A                                9,961       233,287
Federated Department Stores, Inc.                      3,673       269,158
Sears Holdings Corp. (a)                                 851       127,539
                                                               -----------
                                                                   629,984
                                                               -----------
MULTI-UTILITIES & UNREGULATED POWER (1.5%)
Equitable Resources, Inc.                              3,609       245,412
Reliant Energy, Inc. (a)                              13,965       172,887
Williams Cos., Inc. (The)                              6,082       115,558
                                                               -----------
                                                                   533,857
                                                               -----------
OIL & GAS (7.4%)
Amerada Hess Corp.                                     2,326       247,742
Anadarko Petroleum Corp.                               3,431       281,857
Apache Corp.                                           4,368       282,173
Burlington Resources, Inc.                             5,085       280,895
Chevron Corp.                                          3,713       207,631
ConocoPhillips                                           296        17,017

VExxonMobil Corp.                                     15,550       893,659
Marathon Oil Corp.                                       202        10,781
Overseas Shipholding Group, Inc.                       2,430       144,949
Sunoco, Inc. (a)                                       2,224       252,824
                                                               -----------
                                                                 2,619,528
                                                               -----------



                                                      SHARES         VALUE
PERSONAL PRODUCTS (0.1%)
Gillette Co. (The)                                       171   $     8,658
Estee Lauder Cos., Inc. (The) Class A                    627        24,534
                                                               -----------
                                                                    33,192
                                                               -----------
PHARMACEUTICALS (0.0%) (b)
Merck & Co., Inc.                                        493        15,184
                                                               -----------

REAL ESTATE (0.7%)
Equity Office Properties Trust                         7,989       264,436
                                                               -----------

ROAD & RAIL (1.5%)
Burlington Northern Santa Fe Corp.                     6,023       283,563
CSX Corp.                                                202         8,617
Laidlaw International, Inc.                            9,789       235,915
Norfolk Southern Corp.                                   247         7,647
                                                               -----------
                                                                   535,742
                                                               -----------
SOFTWARE (0.0%) (b)
Oracle Corp. (a)                                         696         9,187
                                                               -----------

SPECIALTY RETAIL (2.3%)
AutoNation, Inc. (a)                                  11,828       242,711
Circuit City Stores, Inc.                             10,917       188,755
Home Depot, Inc. (The)                                   207         8,052
Limited Brands, Inc.                                   4,362        93,434
Sherwin-Williams Co. (The)                             2,973       139,999
Toys "R" Us, Inc. (a)                                  5,583       147,838
                                                               -----------
                                                                   820,789
                                                               -----------
TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Reebok International Ltd.                                605        25,307
                                                               -----------

THRIFTS & MORTGAGE FINANCE (2.7%)
Astoria Financial Corp.                                8,579       244,244
Freddie Mac                                            5,365       349,959
Fremont General Corp.                                  3,072        74,742
Golden West Financial Corp.                              161        10,365
MGIC Investment Corp.                                  3,439       224,292
Radian Group, Inc.                                       740        34,943
Washington Mutual, Inc.                                  362        14,730
                                                               -----------
                                                      21,718       953,275
                                                               -----------

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

M- 124   MainStay VP Balanced Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.



                                                      SHARES         VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------
TOBACCO (2.2%)
Altria Group, Inc.                                     3,950   $   255,407
Reynolds American, Inc.                                3,338       263,034
UST, Inc.                                              5,588       255,148
                                                               -----------
                                                                   773,589
                                                               -----------
TRADING COMPANIES & DISTRIBUTORS (0.4%)
Grainger (W.W.), Inc.                                  2,251       123,332
                                                               -----------
Total Common Stocks
  (Cost $18,105,492)                                            18,527,790
                                                               -----------
                                                    PRINCIPAL
                                                       AMOUNT


CORPORATE BONDS (38.0%)
---------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.1%)
Honeywell, Inc.
  7.125%, due 4/15/08                               $175,000        188,067
United Technologies Corp.
  4.875%, due 11/1/06                                200,000        202,316
                                                                -----------
                                                                    390,383
                                                                -----------
BEVERAGES (1.4%)
Anheuser-Busch Cos., Inc.
  6.00%, due 4/15/11                                 325,000        353,802
Coca-Cola Co. (The)
  5.75%, due 3/15/11                                 125,000        134,133
                                                                -----------
                                                                    487,935
                                                                -----------
CAPITAL MARKETS (7.0%)
VBear Stearns Co., Inc. (The)
  7.625%, due 12/7/09                                325,000        366,489
Donaldson, Lufkin & Jenrette, Inc.
  6.50%, due 6/1/08                                  269,000        285,189
Goldman Sachs Group, Inc. (The)
  6.875%, due 1/15/11                                125,000        139,379
  Series B
  7.35%, due 10/1/09                                 225,000        250,557
J.P. Morgan & Co., Inc. Series A
  6.00%, due 1/15/09                                 225,000        237,521
VLehman Brothers Holdings, Inc.
  7.875%, due 8/15/10                                350,000        406,552


                                                    PRINCIPAL
                                                       AMOUNT         VALUE
CAPITAL MARKETS (CONTINUED)
VMerrill Lynch & Co., Inc.
  6.375%, due 10/15/08                              $350,000    $   373,958
Morgan Stanley
  5.80%, due 4/1/07                                  200,000        205,576
UBS Paine Webber Group, Inc.
  6.55%, due 4/15/08                                 204,000        218,135
                                                                -----------
                                                                  2,483,356
                                                                -----------
CHEMICALS (1.3%)
E.I. du Pont de Nemours & Co.
  6.75%, due 9/1/07                                  325,000        342,917
Praxair, Inc.
  6.50%, due 3/1/08                                  125,000        131,518
                                                                -----------
                                                                    474,435
                                                                -----------
COMMERCIAL BANKS (5.8%)
Bank of America Corp.
  7.80%, due 2/15/10                                 250,000        285,931
Bank One Corp.
  7.875%, due 8/1/10                                 125,000        144,516
Deutsche Bank Financial
  6.70%, due 12/13/06                                125,000        129,575
HSBC Holding PLC
  7.50%, due 7/15/09                                 150,000        167,620
Mellon Bank N.A.
  7.625%, due 9/15/07                                160,000        171,953
SunTrust Banks, Inc.
  6.25%, due 6/1/08                                  200,000        211,315
VUS Bank N.A.
  5.70%, due 12/15/08                                350,000        366,179
Wachovia Bank N.A.
  7.80%, due 8/18/10                                 150,000        174,231
Wachovia Corp.
  6.375%, due 1/15/09-2/1/09                         200,000        213,403
Wells Fargo Bank
  7.55%, due 6/21/10                                 175,000        200,798
                                                                -----------
                                                                  2,065,521
                                                                -----------
COMPUTERS & PERIPHERALS (1.5%)
Hewlett-Packard Co.
  5.50%, due 7/1/07                                  200,000        204,942
International Business Machines Corp.
  6.45%, due 8/1/07                                  325,000        338,955
                                                                -----------
                                                                    543,897
                                                                -----------
CONSUMER FINANCE (1.6%)
Deere (John) Capital Corp.
  6.00%, due 2/15/09                                 325,000        342,939
HSBC Finance Corp.
  6.45%, due 2/1/09                                  200,000        213,568
                                                                -----------
                                                                    556,507
                                                                -----------
DIVERSIFIED FINANCIAL SERVICES (3.7%)
Boeing Capital Corp.
  7.375%, due 9/27/10                                175,000        200,179
CIT Group, Inc.
  6.875%, due 11/1/09                                200,000        218,928
VCitigroup, Inc.
  6.50%, due 1/18/11                                 350,000        386,434
Mellon Funding Corp.
  6.70%, due 3/1/08                                  175,000        185,850

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 125


                                                    PRINCIPAL
                                                       AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Pitney Bowes Credit Corp.
  5.75%, due 8/15/08                                $175,000    $   184,706
Wells Fargo Financial, Inc.
  5.875%, due 8/15/08                                125,000        131,110
                                                                -----------
                                                                  1,307,207
                                                                -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
ALLTEL Corp.
  7.00%, due 7/1/12                                  100,000        114,047
BellSouth Telecommunications, Inc.
  5.875%, due 1/15/09                                125,000        131,408
GTE California, Inc. Series H
  7.65%, due 3/15/07                                 175,000        183,968
                                                                -----------
                                                                    429,423
                                                                -----------
ELECTRICAL EQUIPMENT (0.6%)
Emerson Electric Co.
  7.125%, due 8/15/10                                175,000        198,261
                                                                -----------

ENERGY EQUIPMENT & SERVICES (1.0%)
Amoco Argentina Oil Co.
  6.75%, due 2/1/07                                  125,000        130,384
Baker Hughes, Inc.
  6.00%, due 2/15/09                                 205,000        217,189
                                                                -----------
                                                                    347,573
                                                                -----------
FOOD & STAPLES RETAILING (1.4%)
Sysco International Co.
  6.10%, due 6/1/12                                  125,000        137,719
Wal-Mart Stores, Inc.
  6.875%, due 8/10/09                                325,000        358,163
                                                                -----------
                                                                    495,882
                                                                -----------
FOOD PRODUCTS (1.4%)
Campbell Soup Co.
  5.875%, due 10/1/08                                325,000        341,580
Unilever Capital Corp.
  7.125%, due 11/1/10                                150,000        169,573
                                                                -----------
                                                                    511,153
                                                                -----------
HOUSEHOLD PRODUCTS (1.4%)
Clorox Co. (The)
  6.125%, due 2/1/11                                 150,000        163,397
Kimberly-Clark Corp.
  7.10%, due 8/1/07                                  325,000        344,619
                                                                -----------
                                                                    508,016
                                                                -----------
MACHINERY (1.1%)
VCaterpillar, Inc.
  7.25%, due 9/15/09                                 350,000        388,904
                                                                -----------

MULTILINE RETAIL (1.3%)
Target Corp.
  5.50%, due 4/1/07                                  300,000        307,759
  6.35%, due 1/15/11                                 125,000        137,464
                                                                -----------
                                                                    445,223
                                                                -----------
OIL & GAS (2.1%)
ConocoPhillips
  6.375%, due 3/30/09                                325,000        350,446
VVastar Resources, Inc.
  6.50%, due 4/1/09                                  350,000        379,678
                                                                -----------
                                                                    730,124
                                                                -----------


                                                    PRINCIPAL
                                                       AMOUNT         VALUE
PHARMACEUTICALS (0.6%)
Abbott Laboratories
  6.40%, due 12/1/06                                $200,000    $   206,619
                                                                -----------

SOFTWARE (0.3%)
Oracle Corp.
  6.91%, due 2/15/07                                 100,000        104,356
                                                                -----------

SPECIALTY RETAIL (0.8%)
Lowe's Cos., Inc.
  8.25%, due 6/1/10                                  250,000        293,924
                                                                -----------

THRIFTS & MORTGAGE FINANCE (1.4%)
Countrywide Home Loans, Inc. Series K
  5.50%, due 2/1/07                                  150,000        152,933
General Electric Capital Corp. Series A
  6.875%, due 11/15/10                               300,000        335,226
                                                                -----------
                                                                    488,159
                                                                -----------
Total Corporate Bonds
  (Cost $13,436,200)                                             13,456,858
                                                                -----------

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

M- 126   MainStay VP Balanced Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                      SHARES         VALUE


INVESTMENT COMPANIES (1.2%)
--------------------------------------------------------------------------
CAPITAL MARKETS (1.2%)
iShares Russell 1000 Index Fund (d)                    3,200   $   206,272
iShares Russell 1000 Value Index Fund (d)              3,300       219,912
                                                               -----------
Total Investment Companies (Cost $427,758)                         426,184
                                                               -----------
Total Investments (Cost $31,969,450) (e)                91.5%   32,410,832(f)
Cash and Other Assets, Less Liabilities                  8.5     3,005,137
                                                    --------   -----------
Net Assets                                             100.0%  $35,415,969
                                                    ========   ===========


(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  Floating rate. Rate shown is the rate in effect at June
     30, 2005.
(d) Exchange Traded Fund -- represents a basket of securities that are traded on an exchange.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.
(f)  At June 30, 2005 net unrealized appreciation was
     $441,382 based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $565,621 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $124,239.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 127

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $31,969,450)                              $32,410,832
Cash                                               3,519,562
Receivables:
  Fund shares sold                                   864,585
  Investments securities sold                        514,608
  Dividends and interest                             256,564
                                                 -----------
    Total assets                                  37,566,151
                                                 -----------
LIABILITIES:
Payables:
  Investments securities purchased                 2,090,498
  Management                                          16,411
  Shareholder communication                           14,741
  Custodian                                            6,632
  NYLIFE Distributors                                  4,268
Accrued expenses                                      17,632
                                                 -----------
    Total liabilities                              2,150,182
                                                 -----------
Net assets                                       $35,415,969
                                                 ===========
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share) 200
  million shares authorized
  Initial Class                                  $     6,261
  Service Class                                       28,098
Additional paid-in capital                        34,785,731
Accumulated undistributed net
  investment income                                   22,347
Accumulated net realized gain
  on investments                                     132,150
Net unrealized appreciation
  on investments                                     441,382
                                                 -----------
Net assets                                       $35,415,969
                                                 ===========
INITIAL CLASS
Net assets applicable to outstanding shares      $ 6,455,460
                                                 ===========
Shares of capital stock outstanding                  626,058
                                                 ===========
Net asset value per share outstanding            $     10.31
                                                 ===========
SERVICE CLASS
Net assets applicable to outstanding shares      $28,960,509
                                                 ===========
Shares of capital stock outstanding                2,809,811
                                                 ===========
Net asset value per share outstanding            $     10.31
                                                 ===========

M- 128   MainStay VP Balanced Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                          $ 54,254
  Dividends (a)                                       39,394
                                                    --------
    Total Income                                      93,648
                                                    --------
EXPENSES:
  Manager                                             25,609
  Shareholder communication                           14,741
  Professional                                        10,744
  Custodian                                            6,632
  Distribution and service -- Service Class            6,274
  Portfolio pricing                                    3,386
  Directors                                            1,582
  Miscellaneous                                        2,333
                                                    --------
    Total expenses                                    71,301
                                                    --------
Net investment income                                 22,347
                                                    --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                     132,150
Net unrealized appreciation on investments           441,382
                                                    --------
Net realized and unrealized gain on investments      573,532
                                                    --------
Net increase in net assets resulting from
  operations                                        $595,879
                                                    ========

(a) Dividends recorded net of foreign withholding taxes in the amount of $81.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 129

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED

                                                         2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income                            $    22,347
 Net realized gain on investments                     132,150
 Net unrealized appreciation on investments           441,382
                                                  -----------
 Net increase in net assets resulting from
  operations                                          595,879
                                                  -----------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                                    6,297,091
   Service Class                                   28,904,595
                                                  -----------
                                                   35,201,686

 Cost of shares redeemed:
   Initial Class                                       (4,785)
   Service Class                                     (376,811)
                                                  -----------
                                                     (381,596)
                                                  -----------
    Increase in net assets derived from capital
     share transactions                            34,820,090
                                                  -----------
    Net increase in net assets                     35,415,969

NET ASSETS:
Beginning of period                                        --
                                                  -----------
End of period                                     $35,415,969
                                                  ===========
Accumulated undistributed net investment income
 at end of period                                 $    22,347
                                                  ===========

M- 130   MainStay VP Balanced Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                INITIAL CLASS    SERVICE CLASS
                                --------------   --------------
                                MAY 2, 2005(a)   MAY 2, 2005(a)
                                   THROUGH          THROUGH
                                   JUNE 30,         JUNE 30,
                                    2005*            2005*
Net asset value at beginning
  of period                         $10.00          $ 10.00
                                    ------          -------
Net investment income                 0.01             0.01
Net realized and unrealized
  gain on investments                 0.30             0.30
                                    ------          -------
Total from investment
  operations                          0.31             0.31
                                    ------          -------
Net asset value at end of
  period                            $10.31          $ 10.31
                                    ======          =======
Total investment return               3.11%(b)         3.07%(b)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income             0.83%+           0.58%+
    Expenses                          1.89%+           2.14%+
Portfolio turnover rate                 42%              42%
Net assets at end of period
  (in 000's)                        $6,455          $28,961

(a)  Commencement of Operations.
(b)  Total return is not annualized.
+    Annualized.
*    Unaudited.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 131

PORTFOLIO OF INVESTMENTS JUNE 30, 2005 UNAUDITED


                                                      SHARES         VALUE
COMMON STOCKS (99.1%)+
--------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.8%)
Boeing Co. (The)                                      11,100   $   732,600
VUnited Technologies Corp.                            36,600     1,879,410
                                                               -----------
                                                                 2,612,010
                                                               -----------
AUTO COMPONENTS (0.5%)
Johnson Controls, Inc.                                 7,900       445,007
                                                               -----------
BEVERAGES (0.7%)
Coca-Cola Co. (The)                                   14,400       601,200
                                                               -----------
CAPITAL MARKETS (2.9%)
Goldman Sachs Group, Inc. (The)                        9,100       928,382
Merrill Lynch & Co., Inc.                             23,400     1,287,234
Morgan Stanley                                         9,000       472,230
                                                               -----------
                                                                 2,687,846
                                                               -----------
CHEMICALS (1.9%)
Dow Chemical Co. (The)                                 9,800       436,394
E.I. Du pont de Nemours & Co.                         18,700       804,287
Rohm & Haas Co.                                       10,100       468,034
                                                               -----------
                                                                 1,708,715
                                                               -----------
COMMERCIAL BANKS (8.5%)
VBank of America Corp.                                65,812     3,001,685
PNC Financial Services
  Group, Inc. (The)                                    8,400       457,464
SunTrust Banks, Inc.                                   9,600       693,504
U.S. Bancorp                                          30,100       878,920
Wachovia Corp.                                        28,800     1,428,480
WellsFargo & Co.                                      22,600     1,391,708
                                                               -----------
                                                                 7,851,761
                                                               -----------
COMMUNICATIONS EQUIPMENT (1.2%)
Motorola, Inc.                                        25,600       467,456
Nokia Corp. ADR (b)                                   38,400       638,976
                                                               -----------
                                                                 1,106,432
                                                               -----------
COMPUTERS & PERIPHERALS (2.1%)
Hewlett-Packard Co.                                   50,700     1,191,957
International Business
  Machines Corp.                                      10,600       786,520
                                                               -----------
                                                                 1,978,477
                                                               -----------
CONSUMER FINANCE (0.3%)
Capital One Financial Corp                             2,900       232,029
                                                               -----------


                                                      SHARES         VALUE
DIVERSIFIED FINANCIAL SERVICES (6.4%)
VCitigroup, Inc.                                      76,146   $ 3,520,229
VJPMorgan Chase & Co.                                 68,000     2,401,760
                                                               -----------
                                                                 5,921,989
                                                               -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.7%)
ALLTEL Corp.                                          13,900       865,692
VSBC Communications, Inc.                             86,200     2,047,250
Sprint Corp.                                          37,500       940,875
Verizon Communications, Inc.                          13,182       455,438
                                                               -----------
                                                                 4,309,255
                                                               -----------
ELECTRIC UTILITIES (3.3%)
Edison International                                  12,600       510,930
Entergy Corp.                                          6,600       498,630
Exelon Corp.                                          20,700     1,062,531
PG&E Corp.                                            25,000       938,500
                                                               -----------
                                                                 3,010,591
                                                               -----------
ELECTRICAL EQUIPMENT (1.1%)
Emerson Electric Co.                                  16,300     1,020,869
                                                               -----------
ENERGY EQUIPMENT & SERVICES (1.5%)
Cooper Cameron Corp. (a)                               8,200       508,810
Schlumberger Ltd.                                     11,600       880,904
                                                               -----------
                                                                 1,389,714
                                                               -----------
FOOD & STAPLES RETAILING (1.0%)
CVS Corp.                                             18,600       540,702
Safeway, Inc.                                         19,800       447,282
                                                               -----------
                                                                   987,984
                                                               -----------
FOOD PRODUCTS (1.9%)
Campbell Soup Co.                                     16,300       501,551
General Mills, Inc.                                   13,000       608,270
Kraft Foods, Inc. Class A                             20,700       658,467
                                                               -----------
                                                                 1,768,288
                                                               -----------
HEALTH CARE EQUIPMENT & SUPPLIES (0.6%)
Boston Scientific Corp. (a)                           19,000       513,000
                                                               -----------
HEALTH CARE PROVIDERS & SERVICES (1.2%)
Medco Health Solutions, Inc. (a)                      11,600       618,976
Wellpoint, Inc. (a)                                    7,400       515,336
                                                               -----------
                                                                 1,134,312
                                                               -----------
HOTELS, RESTAURANTS & LEISURE (1.2%)
McDonald's Corp.                                      39,100     1,085,025
                                                               -----------
HOUSEHOLD PRODUCTS (1.4%)
Colgate-Palmolive Co.                                 26,100     1,302,651
                                                               -----------

M- 132   MainStay VP Basic Value Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                      SHARES         VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (5.4%)
VGeneral Electric Co.                                 62,400   $ 2,162,160
VTyco International Ltd.                              98,700     2,882,040
                                                               -----------
                                                                 5,044,200
                                                               -----------
INSURANCE (6.3%)
Allstate Corp. (The)                                  10,700       639,325
American International Group, Inc.                    27,458     1,595,310
Chubb Corp. (The)                                      6,200       530,782
Genworth Financial, Inc. Class A                      46,200     1,396,626
Prudential Financial, Inc.                            25,900     1,700,594
                                                               -----------
                                                                 5,862,637
                                                               -----------
IT SERVICES (2.6%)
Automatic Data Processing, Inc.                       30,100     1,263,297
DST Systems, Inc. (a)                                 10,100       472,680
Fiserv, Inc. (a)                                      15,300       657,135
                                                               -----------
                                                                 2,393,112
                                                               -----------
MACHINERY (0.5%)
Eaton Corp.                                            8,400       503,160
                                                               -----------
MEDIA (7.2%)
Clear Channel Communications, Inc.                    53,700     1,660,941
Comcast Corp. Class A (a)                             27,700       850,390
News Corp. Ltd. (The) Class A                         49,800       805,764
Omnicom Group, Inc.                                   17,800     1,421,508
Time Warner, Inc. (a)                                 54,700       914,037
Viacom, Inc. Class B                                  32,300     1,034,246
                                                               -----------
                                                                 6,686,886
                                                               -----------
MULTILINE RETAIL (0.7%)
Dollar General Corp.                                  32,300       657,628
                                                               -----------
MULTI-UTILITIES & UNREGULATED POWER (0.5%)
Constellation Energy Group, Inc.                       8,800       507,672
                                                               -----------
OIL & GAS (12.2%)
Anadarko Petroleum Corp.                               6,300       517,545
Apache Corp.                                          10,200       658,920
BP PLC ADR (b)                                        26,300     1,640,594
VChevronTexaco Corp.                                  35,600     1,990,752
ConocoPhillips                                        31,400     1,805,186
VExxonMobil Corp.                                     72,682     4,177,035
Marathon Oil Corp.                                    10,000       533,700
                                                               -----------
                                                                11,323,732
                                                               -----------
PAPER & FOREST PRODUCTS (1.2%)
Bowater, Inc.                                         13,900       449,943
International Paper Co.                               22,400       676,704
                                                               -----------
                                                                 1,126,647
                                                               -----------


                                                      SHARES         VALUE
PHARMACEUTICALS (4.4%)
Abbott Laboratories                                   14,300   $   700,843
Ivax Corp. (a)                                        31,000       666,500
VPfizer, Inc.                                         65,600     1,809,248
Wyeth                                                 20,200       898,900
                                                               -----------
                                                                 4,075,491
                                                               -----------
ROAD & RAIL (0.8%)
Union Pacific Corp.                                   11,400       738,720
                                                               -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.0%)
Fairchild Semiconductor
  International, Inc. (a)                             27,800       410,050
Texas Instruments                                     18,700       524,909
                                                               -----------
                                                                   934,959
                                                               -----------
SOFTWARE (2.8%)
Microsoft Corp.                                       70,474     1,750,574
Oracle Corp. (a)                                      67,400       889,680
                                                               -----------
                                                                 2,640,254
                                                               -----------
SPECIALTY RETAIL (1.3%)
Advanced Auto Parts, Inc. (a)                         11,600       748,780
Gap, Inc. (The)                                       22,100       436,475
                                                               -----------
                                                                 1,185,255
                                                               -----------
THRIFTS & MORTGAGE FINANCE (4.9%)
Countrywide Financial Corp.                           17,300       667,953
Federal Home Loan Mortgage Corp.                      21,800     1,422,014
Federal National Mortgage Association                  8,900       519,760
PMI Group, Inc. (The)                                 26,800     1,044,664
Washington Mutual, Inc.                               22,900       931,801
                                                               -----------
                                                                 4,586,192
                                                               -----------
TOBACCO (1.5%)
Altria Group, Inc.                                    21,100     1,364,326
                                                               -----------
WIRELESS TELECOMMUNICATION SERVICES (0.6%)
Vodafone Group PLC ADR (b)                            23,200       564,224
                                                               -----------
Total Common Stocks (Cost $84,851,690)                          91,862,250
                                                               -----------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 133

                                                    PRINCIPAL
                                                       AMOUNT      VALUE
SHORT-TERM INVESTMENT (1.0%)
---------------------------------------------------------------------------
FEDERAL AGENCY (1.0%)
Federal Home Loan Bank
  2.65% due 7/1/05                                  $971,000    $   971,000
                                                                -----------
Total Short-Term Investment
  (Cost $971,000)                                                   971,000
                                                                -----------
Total Investments
  (Cost $85,822,690) (c)                               100.1%    92,833,250(d)
Cash and Other Assets
  Less Liabilities                                      (0.1)      (136,461)
                                                    --------    -----------
Net Assets                                             100.0%   $92,696,789
                                                    ========    ===========

(a)  Non-income producing security.
(b)  ADR -- American Depositary Receipt.
(c)  The cost for federal income tax purposes is $85,956,556.
(d)  At June 30, 2005 net unrealized appreciation was
     $6,876,694, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $9,778,801 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,902,107.

M- 134   MainStay VP Basic Value Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $85,822,690)                              $92,833,250
Receivables:
  Investment securities sold                         731,312
  Dividends and interest                             131,238
  Fund shares sold                                    19,010
Other assets                                           2,563
                                                 -----------
    Total assets                                  93,717,373
                                                 -----------
LIABILITIES:
Payables:
  Investment securities purchased                    878,314
  Adviser                                             46,118
  Shareholder communication                           35,006
  Fund shares redeemed                                12,269
  Administrator                                       11,529
  NYLIFE Distributors                                  5,249
  Custodian                                            2,868
Accrued expenses                                      29,231
                                                 -----------
    Total liabilities                              1,020,584
                                                 -----------
Net assets                                       $92,696,789
                                                 ===========
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share) 200
  million shares authorized
  Initial Class                                  $    60,125
  Service Class                                       22,982
Additional paid-in capital                        86,350,742
Accumulated undistributed net investment income      490,136
Accumulated net realized loss on investments      (1,237,756)
Net unrealized appreciation on investments         7,010,560
                                                 -----------
Net assets                                       $92,696,789
                                                 ===========
INITIAL CLASS
Net assets applicable to outstanding shares      $67,114,772
                                                 ===========
Shares of capital stock outstanding                6,012,505
                                                 ===========
Net asset value per share outstanding            $     11.16
                                                 ===========
SERVICE CLASS
Net assets applicable to outstanding shares      $25,582,017
                                                 ===========
Shares of capital stock outstanding                2,298,226
                                                 ===========
Net asset value per share outstanding            $     11.13
                                                 ===========

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 135

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $   908,104
  Interest                                            13,490
                                                 -----------
    Total income                                     921,594
                                                 -----------
EXPENSES:
  Advisory                                           275,389
  Administration                                      91,796
  Distribution and service -- Service Class           29,461
  Shareholder communication                           21,968
  Professional                                        20,761
  Custodian                                            8,015
  Directors                                            3,692
  Portfolio pricing                                    1,786
  Miscellaneous                                       13,118
                                                 -----------
    Total expenses before waiver                     465,986
  Expense waiver from Manager                        (22,949)
  Fees paid indirectly (See Note 3(A))                (4,431)
                                                 -----------
    Net expenses                                     438,606
                                                 -----------
Net investment income                                482,988
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                   3,089,433
Net change in unrealized appreciation on
  investments                                     (4,171,123)
                                                 -----------
Net realized and unrealized loss on investments   (1,081,690)
                                                 -----------
Net decrease in net assets resulting from
  operations                                     $  (598,702)
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $5,662.

M- 136   MainStay VP Basic Value Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2004

                                               2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income                  $   482,988   $    839,556
 Net realized gain on investments         3,089,433      4,931,134
 Net change in unrealized appreciation
  on investments                         (4,171,123)     3,361,854
                                        --------------------------
 Net increase (decrease) in net assets
  resulting from operations                (598,702)     9,132,544
                                        --------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                                 --       (663,415)
   Service Class                                 --       (168,993)
                                        --------------------------
 Total dividends to shareholders                 --       (832,408)
                                        --------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                          2,447,782     12,018,097
   Service Class                          4,914,087     16,607,867

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Initial Class                                 --        663,415
   Service Class                                 --        168,993
                                        --------------------------
                                          7,361,869     29,458,372

 Cost of shares redeemed:
   Initial Class                         (6,433,723)    (9,953,587)
   Service Class                         (1,649,530)    (2,049,202)
                                        --------------------------
                                         (8,083,253)   (12,002,789)
                                        --------------------------
    Increase (decrease) in net assets
     derived from capital share
     transactions                          (721,384)    17,455,583
                                        --------------------------
    Net increase (decrease) in net
     assets                              (1,320,086)    25,755,719

NET ASSETS:
Beginning of period                      94,016,875     68,261,156
                                        --------------------------
End of period                           $92,696,789   $ 94,016,875
                                        ==========================
Accumulated undistributed net
 investment income at end of period     $   490,136   $      7,148
                                        ==========================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 137

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          INITIAL CLASS
                                -----------------------------------------------------------------
                                SIX MONTHS
                                  ENDED
                                 JUNE 30,                  YEAR ENDED DECEMBER 31,
                                  2005*        2004       2003       2002       2001       2000
Net asset value at beginning
  of period                      $ 11.23     $ 10.18    $  8.01    $ 10.46    $ 11.29    $ 10.84
                                 -------     -------    -------    -------    -------    -------
Net investment income               0.06        0.11       0.07(b)    0.06       0.07       0.07
Net realized and unrealized
  gain (loss) on investments       (0.13)       1.04       2.17      (2.45)     (0.56)      0.64
                                 -------     -------    -------    -------    -------    -------
Total from investment
  operations                       (0.07)       1.15       2.24      (2.39)     (0.49)      0.71
                                 -------     -------    -------    -------    -------    -------
Less dividends and
  distributions:
  From net investment income          --       (0.10)     (0.07)     (0.06)     (0.07)     (0.07)
  From net realized gain on
    investments                       --          --         --         --      (0.27)     (0.19)
                                 -------     -------    -------    -------    -------    -------
Total dividends and
  distributions                       --       (0.10)     (0.07)     (0.06)     (0.34)     (0.26)
                                 -------     -------    -------    -------    -------    -------
Net asset value at end of
  period                         $ 11.16     $ 11.23    $ 10.18    $  8.01    $ 10.46    $ 11.29
                                 =======     =======    =======    =======    =======    =======
Total investment return            (0.60%)(c)   11.37%    27.95%    (22.86%)    (4.51%)     6.59%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           1.12%+      1.04%      0.87%      0.63%      0.80%      0.78%
    Net expenses                    0.89%+      0.96%      0.99%      0.98%      0.99%      1.01%
    Expenses (before waiver)        0.94%+        --         --         --         --         --
Portfolio turnover rate               29%         75%        73%        65%        74%       159%
Net assets at end of period
  (in 000's)                     $67,115     $71,543    $62,229    $49,975    $59,220    $45,278

(a)    Commencement of Operations.
(b)    Per share data based on average shares outstanding during
       the period.
(c)    Total return is not annualized.
(d)    Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+      Annualized.
*      Unaudited.

M- 138   MainStay VP Basic Value Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                       SERVICE CLASS
    ----------------------------------------------------
                                              JUNE 5,
    SIX MONTHS                                2003(a)
      ENDED             YEAR ENDED            THROUGH
     JUNE 30,          DECEMBER 31,         DECEMBER 31,
      2005*                2004                 2003
     $ 11.21             $ 10.17               $ 8.97
     -------             -------               ------
        0.05                0.09                 0.03(b)
       (0.13)               1.04                 1.24
     -------             -------               ------
       (0.08)               1.13                 1.27
     -------             -------               ------
          --               (0.09)               (0.07)
          --                0.00                   --
     -------             -------               ------
          --               (0.09)               (0.07)
     -------             -------               ------
     $ 11.13             $ 11.21               $10.17
     =======             =======               ======
       (0.72%)(c)          11.09%               14.13%(c)
        0.87%+              0.79%                0.62%+(d)
        1.14%+              1.21%                1.24%+
        1.19%+                --                   --
          29%                 75%                  73%
     $25,582             $22,474               $6,033

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 139

PORTFOLIO OF INVESTMENTS JUNE 30, 2005 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (98.9%)+
ASSET-BACKED SECURITIES (2.1%)
------------------------------------------------------------------------------
CONSUMER FINANCE (1.0%)
MBNA Credit Card Master
  Note Trust
  Series 2003-A2 Class A2
  3.00%, due 8/15/08                                $ 5,000,000   $  5,001,865
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (1.1%)
Bank One Issuance Trust
  Series 2003-A2 Class A2
  3.00%, due 10/15/08 (c)                             5,000,000      5,001,952
                                                                  ------------
Total Asset-Backed Securities
  (Cost $10,005,118)                                                10,003,817
                                                                  ------------
CORPORATE BONDS (33.7%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.4%)
Raytheon Co.
  6.40%, due 12/15/18                                 1,175,000      1,334,758
  6.50%, due 7/15/05                                    809,000        809,549
                                                                  ------------
                                                                     2,144,307
                                                                  ------------
AUTO COMPONENTS (0.5%)
Dana Corp.
  5.85%, due 1/15/15 (a)                              1,625,000      1,430,000
Lear Corp. Series B
  5.75%, due 8/1/14                                     875,000        782,165
                                                                  ------------
                                                                     2,212,165
                                                                  ------------
AUTOMOBILES (0.8%)
DaimlerChrysler North America Holdings, Inc.
  8.00%, due 6/15/10                                  1,000,000      1,130,345
Ford Motor Co.
  7.45%, due 7/16/31                                  1,000,000        834,816
General Motors Corp.
  7.125%, due 7/15/13                                 2,000,000      1,790,000
                                                                  ------------
                                                                     3,755,161
                                                                  ------------
BEVERAGES (0.3%)
Coca-Cola Enterprises, Inc.
  8.50%, due 2/1/22                                   1,000,000      1,367,566
                                                                  ------------
BUILDING PRODUCTS (0.5%)
Masco Corp.
  4.80%, due 2/1/22                                   2,500,000      2,484,285
                                                                  ------------
CAPITAL MARKETS (1.3%)
Goldman Sachs Group, Inc. (The)
  5.70%, due 9/1/12                                   4,000,000      4,256,084
Morgan Stanley
  6.75%, due 4/15/11                                  2,000,000      2,214,472
                                                                  ------------
                                                                     6,470,556
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMERCIAL BANKS (1.3%)
Bank of America Corp.
  7.80%, due 2/15/10                                $ 2,000,000   $  2,287,452
Bank One Corp.
  4.125%, due 9/1/07                                  2,000,000      2,008,160
National City Corp.
  3.20%, due 4/1/08                                   1,000,000        976,854
Wells Fargo & Co.
  6.375%, due 8/1/11                                  1,000,000      1,105,727
                                                                  ------------
                                                                     6,378,193
                                                                  ------------
CONSUMER FINANCE (2.5%)
American General Finance Corp. Series G
  5.375%, due 9/1/09                                  1,000,000      1,036,458
Capital One Bank
  Series BNKT
  4.25%, due 12/1/08                                  1,000,000        995,917
Ford Motor Credit Co.
  6.25%, due 2/16/06                                  1,000,000      1,003,344
  6.875%, due 2/1/06                                  2,000,000      2,019,990
General Motors Acceptance Corp.
  6.125%, due 9/15/06                                 2,500,000      2,501,790
HSBC Finance Corp.
  5.00%, due 6/30/15                                  4,750,000      4,787,083
                                                                  ------------
                                                                    12,344,582
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (3.4%)
Associates Corp. of North America
  6.95%, due 11/1/18                                  3,000,000      3,614,745
Boeing Capital Corp.
  5.75%, due 2/15/07                                  3,000,000      3,080,502
CIT Group, Inc.
  7.75%, due 4/2/12                                   2,000,000      2,345,670
Mellon Funding Corp.
  6.40%, due 5/14/11                                  1,125,000      1,243,490
NiSource Finance Corp.
  7.625%, due 11/15/05                                3,000,000      3,039,348
Residential Capital Corp.
  6.375%, due 6/30/10 (b)                             1,750,000      1,758,421
  6.875%, due 6/30/15 (b)                               500,000        511,011
Verizon Global Funding Corp.
  7.75%, due 12/1/30                                    750,000        968,437
                                                                  ------------
                                                                    16,561,624
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

M- 140   MainStay VP Bond Portfolio    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.5%)
ALLTEL Corp.
  4.656%, due 5/17/07                               $ 2,000,000   $  2,015,700
AT&T Corp.
  9.05%, due 11/15/11                                   947,000      1,091,418
BellSouth Corp.
  5.20%, due 9/15/14                                  1,000,000      1,030,575
SBC Communications, Inc.
  6.45%, due 6/15/34                                  1,000,000      1,124,319
Sprint Capital Corp.
  7.125%, due 1/30/06                                 1,000,000      1,016,705
  8.375%, due 3/15/12                                 2,750,000      3,307,758
  8.75%, due 3/15/32                                  1,750,000      2,434,444
                                                                  ------------
                                                                    12,020,919
                                                                  ------------
ELECTRIC UTILITIES (4.0%)
Arizona Public Service Co.
  7.625%, due 8/1/05                                  3,000,000      3,007,614
Cleveland Electric Illuminating Co. (The)
  5.65%, due 12/15/13                                 1,000,000      1,051,734
DTE Energy Co.
  6.45%, due 6/1/06                                   1,000,000      1,020,436
El Paso Electric Co.
  6.00%, due 5/15/35                                    750,000        785,477
First Energy Corp.
  7.375%, due 11/15/31                                1,750,000      2,139,161
FPL Group Capital, Inc.
  3.25%, due 4/11/06                                  2,000,000      1,990,008
Illinois Power Co.
  7.50%, due 6/15/09                                  1,500,000      1,673,891
Kansas Gas & Electric Co.
  6.20%, due 1/15/06                                  2,000,000      2,022,430
Pepco Holdings, Inc.
  3.75%, due 2/15/06                                  1,000,000        998,391
Progress Energy, Inc.
  6.125%, due 9/15/33                                 1,000,000      1,128,064
  6.50%, due 7/15/12                                  2,000,000      2,207,712
Public Service Co. of New Mexico
  4.40%, due 9/15/08                                    500,000        500,357
Wisconsin Power & Light Co.
  6.25%, due 7/31/34                                    925,000      1,036,821
                                                                  ------------
                                                                    19,562,096
                                                                  ------------
ENERGY EQUIPMENT & SERVICES (0.2%)
Enbridge Energy Partners, L.P.
  6.30%, due 12/15/34                                 1,000,000      1,057,106
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOOD & STAPLES RETAILING (3.0%)
Albertson's Inc.
  7.45%, due 8/1/29                                 $ 2,500,000   $  2,846,848
Delhaize America, Inc.
  7.375%, due 4/15/06                                 2,500,000      2,554,432
  8.125%, due 4/15/11                                 1,000,000      1,121,584
  9.00%, due 4/15/31                                  1,000,000      1,248,479
Kroger Co. (The) Series B
  7.70%, due 6/1/29                                   1,000,000      1,218,670
Safeway, Inc.
  5.625%, due 8/15/14                                 3,000,000      3,113,433
  6.50%, due 3/1/11                                   2,125,000      2,296,738
                                                                  ------------
                                                                    14,400,184
                                                                  ------------
FOOD PRODUCTS (0.4%)
Kellogg Co. Series B
  6.60%, due 4/1/11                                   2,000,000      2,216,466
                                                                  ------------
GAS UTILITIES (0.4%)
Kinder Morgan Energy Partners, L.P.
  5.125%, due 11/15/14                                1,750,000      1,769,992
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (0.4%)
Harrah's Operating Co., Inc.
  5.625%, due 6/1/15 (b)                              1,875,000      1,909,778
                                                                  ------------
HOUSEHOLD DURABLES (0.2%)
Ryland Group, Inc. (The)
  5.375%, due 5/15/12                                 1,000,000      1,015,911
                                                                  ------------
INSURANCE (1.2%)
Ace Ltd.
  6.00%, due 4/1/07                                   1,750,000      1,798,377
Allstate Financial Global Funding
  6.50%, due 6/14/11 (b)                                250,000        276,992
ASIF Global Financial XVIII
  3.85%, due 11/26/07 (b)                             1,575,000      1,556,002
Marsh & McLennan Cos., Inc.
  7.125%, due 6/15/09                                 1,875,000      2,032,926
                                                                  ------------
                                                                     5,664,297
                                                                  ------------
MEDIA (2.4%)
AT&T Broadband Corp.
  8.375%, due 3/15/13                                 2,100,000      2,560,637
Clear Channel Communications, Inc.
  5.50%, due 9/15/14                                  3,000,000      2,845,374
Comcast Corp.
  5.65%, due 6/15/35                                  1,400,000      1,394,131

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                       www.mainstayfunds.com   M- 141

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
MEDIA (CONTINUED)
Time Warner, Inc.
  7.625%, due 4/15/31                               $ 1,000,000   $  1,248,889
Walt Disney Co. (The) Series B
  6.75%, due 3/30/06                                  2,000,000      2,039,660
  7.00%, due 3/1/32                                   1,130,000      1,385,636
                                                                  ------------
                                                                    11,474,327
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (1.5%)
Michigan Consolidated Gas Co. Series B
  7.15%, due 5/30/06                                  5,000,000      5,129,320
Pacific Electric & Gas Co.
  6.05%, due 3/1/34                                   1,500,000      1,653,134
San Diego Gas & Electric Co.
  5.35%, due 5/15/35                                    500,000        518,322
                                                                  ------------
                                                                     7,300,776
                                                                  ------------
OIL & GAS (0.6%)
Duke Energy Field Services Corp.
  7.50%, due 8/16/05                                  2,000,000      2,007,858
Enterprise Products Operating LP
  5.75%, due 3/1/35 (b)                                 875,000        854,251
                                                                  ------------
                                                                     2,862,109
                                                                  ------------
PAPER & FOREST PRODUCTS (0.1%)
Weyerhaeuser Co.
  7.375%, due 3/15/32                                   500,000        589,588
                                                                  ------------
PHARMACEUTICALS (0.7%)
Lilly (Eli) & Co.
  4.50%, due 3/15/18                                  1,500,000      1,468,823
Pfizer, Inc.
  4.65%, due 3/1/18                                   1,800,000      1,791,385
                                                                  ------------
                                                                     3,260,208
                                                                  ------------
REAL ESTATE (2.7%)
Archstone-Smith Trust
  8.20%, due 7/3/05                                   3,305,000      3,305,000
Avalonbay Communities, Inc.
  6.625%, due 9/15/11                                 1,000,000      1,101,464
Regency Centers LP
  7.95%, due 1/15/11                                  2,250,000      2,581,859
Rouse Co. (The)
  3.625%, due 3/15/09                                 1,000,000        945,760
Summit Properties Partnership, LP
  7.04%, due 5/9/06                                   5,000,000      5,063,050
                                                                  ------------
                                                                    12,997,133
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
ROAD & RAIL (1.0%)
CSX Corp.
  3.51%, due 8/3/06 (c)                             $ 1,547,000   $  1,549,814
  5.50%, due 8/1/13                                   1,000,000      1,048,384
Norfolk Southern Corp.
  5.64%, due 5/17/29                                  1,926,000      2,014,250
  7.80%, due 5/15/27                                     74,000         98,137
                                                                  ------------
                                                                     4,710,585
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (1.4%)
Countrywide Financial Corp.
  4.00%, due 3/22/11                                  1,500,000      1,446,636
General Electric Capital Corp.
  6.00%, due 6/15/12                                  5,000,000      5,453,090
                                                                  ------------
                                                                     6,899,726
                                                                  ------------
Total Corporate Bonds (Cost $160,848,809)                          163,429,640
                                                                  ------------

FOREIGN BONDS (2.8%)
------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
Deutsche Telekom International Finance BV
  9.25%, due 6/1/32                                   1,000,000      1,493,055
Telecom Italia Capital
  6.00%, due 9/30/34 (b)                              2,375,000      2,424,692
                                                                  ------------
                                                                     3,917,747
                                                                  ------------
FOREIGN GOVERNMENTS (1.5%)
Province of Ontario
  5.50%, due 10/1/08                                  4,000,000      4,196,028
Province of Quebec
  4.60%, due 5/26/15                                  2,000,000      2,023,064
United Mexican States Series A (MTN)
  6.75%, due 9/27/34                                  1,000,000      1,060,000
                                                                  ------------
                                                                     7,279,092
                                                                  ------------
OIL & GAS (0.2%)
Anadarko Finance Co. Series B
  6.75%, due 5/1/11                                     625,000        694,442
                                                                  ------------
REAL ESTATE (0.3%)
Westfield Capital Corp.
  5.125%, due 11/15/14 (b)                            1,625,000      1,652,814
                                                                  ------------
Total Foreign Bonds
  (Cost $12,912,767)                                                13,544,095
                                                                  ------------

M- 142   MainStay VP Bond Portfolio    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MORTGAGE-BACKED SECURITY (2.1%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.1%)
VMorgan Stanley Capital I
  Series 2004-HQ3 Class A4
  4.80%, due 1/13/41                                $10,000,000   $ 10,183,384
                                                                  ------------
Total Mortgage-Backed Security
  (Cost $9,535,161)                                                 10,183,384
                                                                  ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (58.2%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (4.1%)
  2.625%, due 2/16/07                                 5,000,000      4,898,495
  3.625%, due 11/14/08                               10,000,000      9,908,140
  3.75%, due 8/15/07                                  5,000,000      4,987,220
                                                                  ------------
                                                                    19,793,855
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (16.7%)
  4.50%, due 6/1/19                                   1,230,894      1,226,483
V  4.50%, due 7/15/20 TBA (a)                        14,000,000     13,934,368
  5.00%, due 7/15/14-4/1/20                           6,999,999      7,297,829
V  5.00%, due 8/11/35 TBA (a)                        23,700,000     23,648,144
  5.50%, due 12/1/33                                    191,237        194,079
V  5.50%, due 8/15/34 TBA (a)                        17,000,000     17,207,196
V  6.00%, due 8/1/34                                 14,428,734     14,804,626
  6.50%, due 7/1/17                                     432,754        450,375
  7.00%, due 1/1/33                                   1,878,598      1,978,121
                                                                  ------------
                                                                    80,741,221
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.4%)
  5.25%, due 8/1/12                                   2,000,000      2,108,094
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (15.8%)
  4.00%, due 8/16/20 TBA(a)                           3,000,000      2,934,375
  4.50%, due 7/19/20-8/16/20 TBA (a)                  9,000,000      8,954,058
  5.00%, due 1/1/18-5/1/33                           13,824,544     13,992,302
  5.00%, due 7/15/19 TBA(a)                           2,000,000      2,021,876
  5.50%, due 5/1/16-5/1/33                            7,154,330      7,278,526
V  5.50%, due 9/1/33                                 14,014,625     14,219,198
V  5.50%, due 8/15/34 TBA (a)                        15,000,000     15,178,125
  6.00%, due 2/1/14-8/1/34                            8,440,751      8,663,229
  6.50%, due 11/1/09-7/1/31                           1,974,427      2,047,265
  7.00%, due 2/1/27-4/1/31                            1,116,330      1,180,237
  7.50%, due 7/1/28                                     292,260        312,863
                                                                  ------------
                                                                    76,782,054
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (2.2%)
  4.3963%, due 1/16/24                                3,000,000      2,995,887
  5.50%, due 3/15/33-4/15/33                          3,547,841      3,627,157

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  6.50%, due 4/15/32-7/21/35                        $ 3,427,772   $  3,580,361
  7.00%, due 7/15/31                                    262,497        278,043
  9.00%, due 4/15/26                                    186,116        205,519
                                                                  ------------
                                                                    10,686,967
                                                                  ------------
UNITED STATES TREASURY BONDS (2.0%)
  5.375%, due 2/15/31                                 6,975,000      8,230,500
  6.25%, due 8/15/23                                  1,000,000      1,246,211
                                                                  ------------
                                                                     9,476,711
                                                                  ------------
UNITED STATES TREASURY NOTES (17.0%)
  2.25%, due 2/15/07                                  3,100,000      3,033,521
  2.625%, due 3/15/09                                 5,000,000      4,817,775
  3.00%, due 12/31/06-2/15/08                        12,000,000     11,852,694
  3.125%, due 5/15/07                                 2,000,000      1,981,094
  3.375%, due 2/28/07                                 5,000,000      4,978,125
V  3.375%, due 2/15/08                               11,250,000     11,196,821
  3.50%, due 5/31/07                                  9,250,000      9,221,815
V  3.625%, due 1/15/10                               14,250,000     14,146,460
  3.625%, due 6/15/10                                 5,000,000      4,978,125
V  3.75%, due 5/15/08                                12,000,000     12,026,256
  4.00%, due 3/15/10                                  1,735,000      1,753,908
  4.125%, due 5/15/15                                   350,000        355,113
  4.875%, due 2/15/12                                 1,875,000      1,991,308
                                                                  ------------
                                                                    82,333,015
                                                                  ------------
Total U.S. Government & Federal Agencies
  (Cost $281,696,507)                                              281,921,917
                                                                  ------------
Total Long-Term Bonds
  (Cost $474,998,362)                                              479,082,853
                                                                  ------------

SHORT-TERM INVESTMENTS (21.1%) (d)
------------------------------------------------------------------------------
COMMERCIAL PAPER (14.0%)
Ciesco LLC
  3.15%, due 7/5/05                                   4,100,000      4,098,564
Citigroup Global Markets Holdings, Inc.
  3.04%, due 7/1/05                                  10,000,000     10,000,000
Merrill Lynch & Co., Inc.
  3.23%, due 7/5/05                                   2,955,000      2,953,939
National City Credit Corp.
  3.26%, due 7/27/05                                 11,495,000     11,467,926
PNC Bank NA
  3.25%, due 7/14/05                                 15,920,000     15,901,314

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                       www.mainstayfunds.com   M- 143

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Societe Generale North America
  3.10%, due 7/7/05                                 $15,000,000   $ 14,992,240
UBS Finance (Delaware) LLC
  3.18%, due 7/14/05                                  8,550,000      8,540,175
                                                                  ------------
Total Commercial Paper
  (Cost $67,954,158)                                                67,954,158
                                                                  ------------
FEDERAL AGENCIES (7.1%)
Federal Farm Credit Bank
  3.10%, due 7/11/05                                 16,490,000     16,475,973
Federal Home Loan Banks
  3.02%, due 7/6/05                                  17,700,000     17,692,567
                                                                  ------------
Total Federal Agencies
  (Cost $34,168,540)                                                34,168,540
                                                                  ------------
Total Short-Term Investments
  (Cost $102,122,698)                                              102,122,698
                                                                  ------------
Total Investments
  (Cost $577,121,060) (e)                                 120.0%   581,205,551(f)
Liabilities in Excess of
  Cash and Other Assets                                   (20.0)   (96,839,676)
                                                    -----------   ------------
Net Assets                                                100.0%  $484,365,875
                                                    ===========   ============

(a) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and the maturity will be determined upon settlement.
(b)  May be sold to institutional investors only.
(c)  Floating rate. Rate Shown is the rate in effect at June
     30, 2005.
(d)  Segregated as collateral for TBAs.
(e) The cost for federal income tax purposes is $577,166,062.
(f)  At June 30, 2005 net unrealized appreciation was
     $4,039,489, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $6,117,187 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,077,698.

M- 144   MainStay VP Bond Portfolio    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $577,121,060)                $581,205,551
Cash                                                  24,870
Receivables:
  Investment securities sold                      67,147,987
  Interest                                         4,287,810
  Fund shares sold                                   459,400
Other assets                                          13,252
                                                ------------
    Total assets                                 653,138,870
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                168,063,459
  Fund shares redeemed                               287,531
  Shareholder communication                          166,007
  Adviser                                             99,458
  Administrator                                       79,567
  NYLIFE Distributors                                 15,835
Accrued expenses                                      61,138
                                                ------------
    Total liabilities                            168,772,995
                                                ------------
Net assets                                      $484,365,875
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    297,680
  Service Class                                       58,678
Additional paid-in capital                       468,114,900
Accumulated undistributed net investment
  income                                           8,562,026
Accumulated net realized gain on investments       3,248,100
Net unrealized appreciation on investments         4,084,491
                                                ------------
Net assets                                      $484,365,875
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $404,798,109
                                                ============
Shares of capital stock outstanding               29,768,004
                                                ============
Net asset value per share outstanding           $      13.60
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 79,567,766
                                                ============
Shares of capital stock outstanding                5,867,806
                                                ============
Net asset value per share outstanding           $      13.56
                                                ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 145

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 9,925,926
                                                 -----------
EXPENSES:
  Advisory                                           596,104
  Administration                                     476,883
  Shareholder communication                          101,342
  Distribution and service -- Service Class           86,443
  Professional                                        47,875
  Directors                                           13,796
  Custodian                                           12,903
  Portfolio pricing                                   10,681
  Miscellaneous                                       18,103
                                                 -----------
    Total expenses                                 1,364,130
                                                 -----------
Net investment income                              8,561,796
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments                   3,293,102
Net change in unrealized appreciation on
  investments                                     (1,599,264)
                                                 -----------
Net realized and unrealized gain on investments    1,693,838
                                                 -----------
Net increase in net assets resulting from
  operations                                     $10,255,634
                                                 ===========

M- 146   MainStay VP Bond Portfolio    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2004

                                              2005           2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                $  8,561,796   $ 16,274,138
 Net realized gain on investments        3,293,102      5,900,864
 Net change in unrealized
  appreciation on investments           (1,599,264)    (2,941,022)
                                      ---------------------------
 Net increase in net assets
  resulting from operations             10,255,634     19,233,980
                                      ---------------------------

Dividends and distributions to
 shareholders:

 From net investment income:
   Initial Class                                --    (14,969,635)
   Service Class                                --     (2,089,723)

 From net realized gain on
  investments:
   Initial Class                                --     (4,501,523)
   Service Class                                --       (658,893)
                                      ---------------------------
 Total dividends and distributions
  to shareholders                               --    (22,219,774)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                         7,349,198     15,267,534
   Service Class                        18,494,662     42,943,428

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Initial Class                                --     19,471,158
   Service Class                                --      2,748,616
                                      ---------------------------
                                        25,843,860     80,430,736

 Cost of shares redeemed:
   Initial Class                       (32,330,563)   (96,808,855)
   Service Class                        (2,168,954)    (2,505,761)
                                      ---------------------------
                                       (34,499,517)   (99,314,616)
                                      ---------------------------
    Decrease in net assets derived
     from capital share transactions    (8,655,657)   (18,883,880)
                                      ---------------------------
    Net increase (decrease) in net
     assets                              1,599,977    (21,869,674)

NET ASSETS:
Beginning of period                    482,765,898    504,635,572
                                      ---------------------------
End of period                         $484,365,875   $482,765,898
                                      ===========================
Accumulated undistributed net
 investment income at end of period   $  8,562,026   $        230
                                      ===========================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 147

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          INITIAL CLASS
                                -----------------------------------------------------------------
                                SIX MONTHS
                                  ENDED
                                 JUNE 30,                  YEAR ENDED DECEMBER 31,
                                  2005*        2004       2003       2002       2001       2000
Net asset value at beginning
  of period                      $  13.31    $  13.41   $  13.73   $  13.11   $  12.59   $  12.24
                                 --------    --------   --------   --------   --------   --------
Net investment income                0.24        0.47       0.52(b)     0.60      0.65       0.85
Net realized and unrealized
  gain (loss) on investments         0.05        0.08       0.10       0.64       0.52       0.35
                                 --------    --------   --------   --------   --------   --------
Total from investment
  operations                         0.29        0.55       0.62       1.24       1.17       1.20
                                 --------    --------   --------   --------   --------   --------
Less dividends and
  distributions:
  From net investment income           --       (0.50)     (0.59)     (0.61)     (0.65)     (0.85)
  From net realized gain on
    investments                        --       (0.15)     (0.35)     (0.01)        --         --
                                 --------    --------   --------   --------   --------   --------
Total dividends and
  distributions                        --       (0.65)     (0.94)     (0.62)     (0.65)     (0.85)
                                 --------    --------   --------   --------   --------   --------
Net asset value at end of
  period                         $  13.60    $  13.31   $  13.41   $  13.73   $  13.11   $  12.59
                                 ========    ========   ========   ========   ========   ========
Total investment return              2.17%(d)    4.09%      4.52%      9.48%      9.27%      9.82%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income            3.63%+      3.36%      3.75%      4.93%      5.66%      6.37%
    Expenses                         0.54%+      0.54%      0.54%      0.52%      0.52%      0.51%
Portfolio turnover rate (g)           170%        335%       149%        76%        54%        58%
Net assets at end of period
  (in 000's)                     $404,798    $421,046   $485,033   $481,740   $372,983   $257,573

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Less than one tenth of a percent.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
(g)  The portfolio turnover not including mortgage dollar rolls for the six months ending June 30, 2005 is 66%.
+    Annualized.
*    Unaudited.

M- 148   MainStay VP Bond Portfolio    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                   SERVICE CLASS
----------------------------------------------------
                                          JUNE 4,
    SIX MONTHS                            2003(a)
      ENDED           YEAR ENDED          THROUGH
     JUNE 30,        DECEMBER 31,       DECEMBER 31,
      2005*              2004               2003
     $ 13.29           $ 13.40            $ 14.33
     -------           -------            -------
        0.24              0.46               0.28(b)
        0.03              0.05              (0.28)
     -------           -------            -------
        0.27              0.51              (0.00)(c)
     -------           -------            -------
          --             (0.47)             (0.58)
          --             (0.15)             (0.35)
     -------           -------            -------
          --             (0.62)             (0.93)
     -------           -------            -------
     $ 13.56           $ 13.29            $ 13.40
     =======           =======            =======
        2.05%(d)          3.83%              0.00%(d)(e)
        3.38%+            3.11%              3.50%+(f)
        0.79%+            0.79%              0.79%+
         170%              335%               149%
     $79,568           $61,720            $19,603

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 149

PORTFOLIO OF INVESTMENTS JUNE 30, 2005 UNAUDITED


                                                      SHARES             VALUE
COMMON STOCKS (99.4%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.8%)
L-3 Communications Holdings, Inc.                       218,400   $ 16,725,072
United Technologies Corp.                               329,200     16,904,420
                                                                  ------------
                                                                    33,629,492
                                                                  ------------
AIR FREIGHT & LOGISTICS (1.8%)
FedEx Corp.                                             193,600     15,683,536
                                                                  ------------
AUTOMOBILES (1.6%)
Harley-Davidson, Inc.                                   293,700     14,567,520
                                                                  ------------
BEVERAGES (1.1%)
PepsiCo, Inc.                                           183,400      9,890,762
                                                                  ------------
BIOTECHNOLOGY (4.8%)
Amgen, Inc. (a)                                         268,900     16,257,694
Genentech, Inc. (a)                                     177,000     14,209,560
Gilead Sciences, Inc. (a)                               274,900     12,092,851
                                                                  ------------
                                                                    42,560,105
                                                                  ------------
CAPITAL MARKETS (0.7%)
Morgan Stanley & Co.                                    126,700      6,647,949
                                                                  ------------
CHEMICALS (2.1%)
VPraxair, Inc.                                          391,400     18,239,240
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (1.5%)
Cendant Corp.                                           584,800     13,081,976
                                                                  ------------
COMMUNICATIONS EQUIPMENT (3.2%)
Corning, Inc. (a)                                       823,600     13,688,232
Motorola, Inc.                                          480,300      8,770,278
QUALCOMM, Inc.                                          170,300      5,621,603
                                                                  ------------
                                                                    28,080,113
                                                                  ------------
COMPUTERS & PERIPHERALS (5.5%)
Apple Computer, Inc. (a)                                300,800     11,072,448
VDell, Inc. (a)                                         474,600     18,751,446
EMC Corp. (a)                                           459,900      6,305,229
International Business Machines Corp.                   130,500      9,683,100
Research in Motion Ltd. (a)                              43,300      3,193,375
                                                                  ------------
                                                                    49,005,598
                                                                  ------------
CONSUMER FINANCE (3.6%)
American Express Co.                                    310,500     16,527,915
Capital One Financial Corp.                             197,300     15,785,973
                                                                  ------------
                                                                    32,313,888
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (0.6%)
Citigroup, Inc.                                         113,962      5,268,464
                                                                  ------------


                                                      SHARES             VALUE
ENERGY EQUIPMENT & SERVICES (7.4%)
Baker Hughes, Inc.                                      299,600   $ 15,327,536
BJ Services Co.                                         273,100     14,332,288
ENSCO International, Inc.                               227,800      8,143,850
Transocean, Inc. (a)                                    232,900     12,569,613
Weatherford International Ltd. (a)                      268,800     15,585,024
                                                                  ------------
                                                                    65,958,311
                                                                  ------------
FOOD & STAPLES RETAILING (1.7%)
Walgreen Co.                                            320,500     14,739,795
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.5%)
Boston Scientific Corp. (a)                             200,000      5,400,000
Fisher Scientific International, Inc. (a)               258,700     16,789,630
                                                                  ------------
                                                                    22,189,630
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (9.8%)
Caremark Rx, Inc. (a)                                   408,000     18,164,160
Quest Diagnostics, Inc.                                 307,800     16,396,506
VUnitedHealth Group, Inc.                               545,200     28,426,728
VWellPoint, Inc. (a)                                    338,200     23,552,248
                                                                  ------------
                                                                    86,539,642
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (1.2%)
Carnival Corp.                                          191,900     10,468,145
                                                                  ------------
HOUSEHOLD DURABLES (7.6%)
Centex Corp                                             244,800     17,300,016
VD.R. Horton, Inc.                                      537,266     20,206,574
Harman International Industries, Inc.                   125,900     10,243,224
VLennar Corp.                                           313,000     19,859,850
                                                                  ------------
                                                                    67,609,664
                                                                  ------------
INDUSTRIAL CONGLOMERATES (3.5%)
3M Co.                                                  191,800     13,867,140
General Electric Co.                                    507,000     17,567,550
                                                                  ------------
                                                                    31,434,690
                                                                  ------------
INTERNET & CATALOG RETAIL (0.6%)
eBay, Inc. (a)                                          166,800      5,506,068
                                                                  ------------
LEISURE EQUIPMENT & PRODUCTS (1.0%)
Brunswick Corp.                                         206,900      8,962,908
                                                                  ------------
MACHINERY (3.4%)
Danaher Corp.                                           301,300     15,770,042
Illinois Tool Works, Inc.                               178,900     14,254,752
                                                                  ------------
                                                                    30,024,794
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

M- 150   MainStay VP Capital Appreciation Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                      SHARES             VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
MEDIA (1.5%)
Omnicom Group, Inc.                                     161,700   $ 12,913,362
                                                                  ------------
METALS & MINING (1.1%)
Peabody Energy Corp.                                    179,000      9,315,160
                                                                  ------------
MULTILINE RETAIL (3.8%)
VKohl's Corp. (a)                                       325,200     18,181,932
Target Corp.                                            282,300     15,359,943
                                                                  ------------
                                                                    33,541,875
                                                                  ------------
PHARMACEUTICALS (3.6%)
VJohnson & Johnson                                      298,800     19,422,000
Teva Pharmaceutical Industries Ltd. (c)                 412,200     12,835,908
                                                                  ------------
                                                                    32,257,908
                                                                  ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.3%)
Analog Devices, Inc.                                    204,100      7,614,971
VIntel Corp.                                            822,400     21,431,744
Maxim Integrated Products, Inc.                         158,600      6,060,106
Texas Instruments, Inc.                                 417,100     11,707,997
                                                                  ------------
                                                                    46,814,818
                                                                  ------------
SOFTWARE (3.9%)
Microsoft Corp.                                         435,100     10,807,884
Oracle Corp. (a)                                        864,600     11,412,720
Symantec Corp. (a)                                      580,200     12,613,548
                                                                  ------------
                                                                    34,834,152
                                                                  ------------
SPECIALTY RETAIL (6.8%)
Bed Bath & Beyond, Inc. (a)                             401,300     16,766,314
Best Buy Co., Inc.                                      249,200     17,082,660
Lowe's Cos., Inc.                                       276,200     16,080,364
TJX Cos., Inc. (The)                                    441,200     10,743,220
                                                                  ------------
                                                                    60,672,558
                                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (4.4%)
VCoach, Inc. (a)                                        637,600     21,404,232
NIKE, Inc. Class B                                      203,800     17,649,080
                                                                  ------------
                                                                    39,053,312
                                                                  ------------
Total Common Stocks (Cost $711,106,871)                            881,805,435
                                                                  ------------
                                                     PRINCIPAL
                                                      AMOUNT             VALUE
SHORT-TERM INVESTMENTS (0.6%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (0.6%)
UBS Finance LLC.
  3.35%, due 7/1/05                                 $ 4,385,000   $  4,385,000
U.S. Treasury Bill
  2.745%, due 7/21/05                                 1,057,000      1,055,360
                                                                  ------------
Total Commercial Paper
  (Cost $5,440,360)                                                  5,440,360
                                                                  ------------

                                                      SHARES
INVESTMENT COMPANY (0.0%)(b)
AIM Institutional Funds (d)                              87,641         87,641
                                                                  ------------
Total Investment Company
  (Cost $87,641)                                                        87,641
                                                                  ------------
Total Short-Term Investments
  (Cost $5,528,001)                                                  5,528,001
                                                                  ------------
Total Investments
  (Cost $716,634,872) (g)                                 100.0%   887,333,436(h)
Cash and Other Assets
  Less Liabilities                                          0.0(b)      281,869
                                                    -----------   ------------
Net Assets                                                100.0%  $887,615,305
                                                    ===========   ============
                                                      NUMBER OF
                                                    CONTRACTS (E)
WRITTEN CALL OPTION (0.0%) (B)
--------------------------------------------------------------------------------
COMPUTER & PERIPHERALS
Research in Motion Ltd. Strike Price $65.00 Expire
  7/16/05 (a)(f)                                            (154)   $     (4,620)
                                                     -----------    ------------
Total Written Call Option
  (Premium received ($31,107))                                      $     (4,620)
                                                                    ============

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  ADR -- American Depositary Receipt.
(d) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  One contract relates to 100 shares.
(f) Options can be exercised into the underlying common stock.
(g) The cost for federal income tax purposes is $717,897,990.
(h)  At June 30, 2005 net unrealized appreciation was
     $169,435,446 based on cost for federal income tax pur-poses. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $196,005,525 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $26,570,079.

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 151

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $716,634,872)                            $887,333,436
Cash                                                     917
Receivables:
  Investment securities sold                       1,058,396
  Dividends and interest                             374,551
  Fund shares sold                                   101,896
Other Assets                                          25,565
                                                ------------
    Total assets                                 888,894,761
                                                ------------
LIABILITIES:
Written option, at value premium received
  ($31,107)                                            4,620
Securities lending collateral                         87,642
Payables:
  Shareholder communication                          424,734
  Fund shares redeemed                               274,710
  Adviser                                            263,700
  Administrator                                      146,500
  Custodian                                           13,160
  NYLIFE Distributors                                 10,474
Accrued expenses                                      53,916
                                                ------------
    Total liabilities                              1,279,456
                                                ------------
Net assets                                      $887,615,305
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    388,576
  Service Class                                       24,019
Additional paid-in capital                       981,296,322
Accumulated undistributed net investment
  income                                             295,672
Accumulated net realized loss on investments    (265,114,335)
Net unrealized appreciation on investments       170,725,051
                                                ------------
Net assets                                      $887,615,305
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $836,081,249
                                                ============
Shares of capital stock outstanding               38,857,593
                                                ============
Net asset value per share outstanding           $      21.52
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 51,534,056
                                                ============
Shares of capital stock outstanding                2,401,872
                                                ============
Net asset value per share outstanding           $      21.46
                                                ============

M- 152   MainStay VP Capital Appreciation Portfolio  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 3,159,359
  Interest                                            35,114
  Income from securities loaned -- net                43,941
                                                 -----------
    Total Income                                   3,238,414
                                                 -----------
EXPENSES:
  Advisory                                         1,612,908
  Administration                                     896,060
  Shareholder communication                          253,161
  Professional                                        60,480
  Distribution and service -- Service Class           60,108
  Custodian                                           38,108
  Directors                                           25,369
  Portfolio pricing                                    1,562
  Miscellaneous                                       31,352
                                                 -----------
    Total expenses                                 2,979,108
                                                 -----------
Net investment income                                259,306
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                  10,608,754
Net change in unrealized appreciation on
  investments                                    (13,334,165)
                                                 -----------
Net realized and unrealized loss on investments   (2,725,411)
                                                 -----------
Net decrease in net assets resulting from
  operations                                     $(2,466,105)
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $12,333.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 153

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2004

                                              2005             2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $     259,306   $    2,314,834
 Net realized gain (loss) on
   investments                          10,608,754      (37,683,374)
 Net change in unrealized
   appreciation on investments         (13,334,165)      71,793,482
                                     ------------------------------
 Net increase (decrease) in net
   assets resulting from operations     (2,466,105)      36,424,942
                                     ------------------------------

Dividends to shareholders:

 From net investment income:
   Initial Class                                --       (2,244,209)
   Service Class                                --          (34,898)
                                     ------------------------------

 Total dividends to shareholders                --       (2,279,107)
                                     ------------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                         8,964,845       25,995,212
   Service Class                         6,386,360       32,764,947
 Net asset value of shares issued
   to shareholders in reinvestment
   of dividends:
   Initial Class                                --        2,244,209
   Service Class                                --           34,898
                                     ------------------------------
                                        15,351,205       61,039,266
 Cost of shares redeemed:
   Initial Class                       (99,606,828)    (142,824,843)
   Service Class                        (3,108,372)      (2,035,070)
                                     ------------------------------
                                      (102,715,200)    (144,859,913)
                                     ------------------------------
    Decrease in net assets derived
     from capital share
     transactions                      (87,363,995)     (83,820,647)
                                     ------------------------------
    Net decrease in net assets         (89,830,100)     (49,674,812)

NET ASSETS:
Beginning of period                    977,445,405    1,027,120,217
                                     ------------------------------
End of period                        $ 887,615,305   $  977,445,405
                                     ==============================
Accumulated undistributed net
  investment income at end of
  period                             $     295,672   $       36,366
                                     ==============================

M- 154   MainStay VP Capital Appreciation Portfolio  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                        INITIAL CLASS
                                ---------------------------------------------------------------------------------------------
                                 SIX MONTHS
                                    ENDED
                                  JUNE 30,                                 YEAR ENDED DECEMBER 31,
                                    2005*          2004          2003           2002             2001              2000
Net asset value at beginning
  of period                       $  21.51       $  20.70     $    16.33      $  23.64        $    30.81        $    36.98
                                  --------       --------     ----------      --------        ----------        ----------
Net investment income (loss)          0.01           0.05           0.04(c)       0.02              0.02             (0.05)(c)
Net realized and unrealized
  gain (loss) on investments         (0.00)(b)       0.81           4.37         (7.31)            (7.17)            (3.73)
                                  --------       --------     ----------      --------        ----------        ----------
Total from investment
  operations                          0.01           0.86           4.41         (7.29)            (7.15)            (3.78)
                                  --------       --------     ----------      --------        ----------        ----------
Less dividends and
  distributions:
  From net investment income            --          (0.05)         (0.04)        (0.02)            (0.02)               --
  From net realized gain on
    investments                         --             --             --            --                --             (2.39)
                                  --------       --------     ----------      --------        ----------        ----------
Total dividends and
  distributions                         --          (0.05)         (0.04)        (0.02)            (0.02)            (2.39)
                                  --------       --------     ----------      --------        ----------        ----------
Net asset value at end of
  period                          $  21.52       $  21.51     $    20.70      $  16.33        $    23.64        $    30.81
                                  ========       ========     ==========      ========        ==========        ==========
Total investment return               0.05%(d)       4.16%         26.99%       (30.83%)          (23.22%)          (10.72%)
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income
      (loss)                          0.07%+         0.24%          0.20%         0.11%             0.09%            (0.15%)
    Expenses                          0.65%+         0.65%          0.64%         0.64%             0.63%             0.63%
Portfolio turnover rate                 11%            34%            26%           72%               46%               33%
Net assets at end of period
  (in 000's)                      $836,081       $929,227     $1,011,538      $842,410        $1,345,799        $1,813,776

(a)  Commencement of Operations.
(b)  Less than one cent per share.
(c)  Per share data based on average shares outstanding during the period.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.
*    Unaudited.

M- 156   MainStay VP Capital Appreciation Portfolio  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                   SERVICE CLASS
----------------------------------------------------
                                          JUNE 5,
    SIX MONTHS                            2003(a)
      ENDED           YEAR ENDED          THROUGH
     JUNE 30,        DECEMBER 31,       DECEMBER 31,
      2005*              2004               2003
     $ 21.47           $ 20.68            $ 18.43
     -------           -------            -------
       (0.01)             0.02               0.01(c)
       (0.00)(b)          0.79               2.27
     -------           -------            -------
       (0.01)             0.81               2.28
     -------           -------            -------
          --             (0.02)             (0.03)
          --                --                 --
     -------           -------            -------
          --             (0.02)             (0.03)
     -------           -------            -------
     $ 21.46           $ 21.47            $ 20.68
     =======           =======            =======
       (0.07%)(d)         3.90%             12.36%(d)
       (0.18%)+          (0.01%)            (0.05%)+(e)
        0.90%+            0.90%              0.89%+
          11%               34%                26%
     $51,534           $48,218            $15,582

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.                       M- 157

PORTFOLIO OF INVESTMENTS JUNE 30, 2005 UNAUDITED

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
SHORT-TERM INVESTMENTS (99.9%)+
-----------------------------------------------------------------------------
BANK NOTE (1.2%)
Bank One Corp.
  6.50%, due 2/1/06 (c)                             $3,700,000   $  3,759,011
                                                                 ------------
CERTIFICATE OF DEPOSIT (1.0%)
Deutsche Bank AG London
  3.27%, due 8/31/05                                 3,000,000      3,000,050
                                                                 ------------
COMMERCIAL PAPER (55.5%)
Abbey National North America LLC
  3.05%, due 7/29/05                                 3,025,000      3,017,824
  3.33%, due 9/19/05                                 3,000,000      2,977,800
ABN-Amro N.A. Finance, Inc.
  3.05%, due 7/22/05                                 3,150,000      3,144,396
American General Finance Corp.
  2.90%, due 7/25/05                                 3,325,000      3,318,572
ANZ Delaware, Inc.
  3.11%, due 8/8/05                                  3,000,000      2,990,152
  3.40%, due 12/2/05                                 3,000,000      2,956,367
Atlantis One Funding Corp.
  3.14%, due 8/11/05 (a)                             4,000,000      3,985,695
Bank of America Corp.
  3.15%, due 8/12/05                                 1,675,000      1,668,844
Barclays Bank PLC NY
  3.275%, due 9/2/05                                 3,875,000      3,875,410
Barclays U.S. Funding Corp.
  3.27%, due 8/24/05                                 2,965,000      2,950,457
BellSouth Corp.
  2.11%, due 7/14/05 (a)                             3,000,000      2,996,631
Dexia Delaware LLC
  3.27%, due 9/6/05                                  2,775,000      2,758,112
  3.28%, due 9/9/05                                  3,825,000      3,800,605
European Investment Bank
  2.905%, due 7/1/05-7/19/05                         7,250,000      7,243,625
General Electric Capital Co.
  3.06%, due 7/28/05                                 4,575,000      4,564,500
  3.07%, due 7/21/05                                 5,275,000      5,266,003
Goldman Sachs Group, Inc.
  3.29%, due 11/2/05                                 4,000,000      3,954,671
  3.41%, due 11/22/05                                3,000,000      2,959,080
HBOS Treasury Services
  3.04%, due 7/18/05                                 4,000,000      3,994,258
  3.11%, due 7/29/05                                 2,700,000      2,693,469
HSBC Bank USA
  3.415%, due 11/21/05                               2,925,000      2,924,943
ING U.S. Funding LLC
  3.145%, due 8/16/05                                3,700,000      3,685,131
  3.41%, due 10/19/05                                3,250,000      3,216,137

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
COMMERCIAL PAPER (CONTINUED)
KfW International Finance, Inc.
  2.58%, due 7/15/05 (a)                            $3,225,000   $  3,221,764
  3.05%, due 7/26/05 (a)                             3,000,000      2,993,646
  3.19%, due 9/7/05 (a)                              3,000,000      2,981,923
Lloyds Bank PLC
  3.057%, due 8/4/05                                 3,000,000      2,991,245
Merrill Lynch & Co., Inc.
  3.12%, due 7/14/05                                 3,200,000      3,196,395
Morgan Stanley Dean Witter
  3.06%, due 7/18/05                                 2,740,000      2,736,041
  3.08%, due 7/18/05                                 3,700,000      3,694,618
Nationwide Building Society
  3.03%, due 7/11/05                                 3,200,000      3,197,307
  3.29%, due 9/9/05 (a)                              3,825,000      3,800,531
Nestle Capital Corp.
  2.99%, due 7/12/05                                 6,000,000      5,994,518
  2.99%, due 7/26/05 (a)                             3,000,000      2,993,771
Prudential Funding LLC
  2.85%, due 8/1/05                                  3,025,000      3,017,576
Rabobank USA Financial Corp.
  3.02%, due 7/15/05                                 2,500,000      2,497,064
  3.025%, due 7/12/05                                3,425,000      3,421,855
  3.10%, due 7/7/05                                  2,675,000      2,673,618
Ranger Funding AB
  3.29%, due 9/12/05 (a)                             2,150,000      2,135,656
Royal Bank of Canada
  3.29%, due 9/16/05                                 3,500,000      3,475,371
San Paolo IMI U.S. Financial Co.
  3.11%, due 7/25/05                                 2,500,000      2,494,817
Shell Finance (UK) PLC
  3.14%, due 8/15/05                                 3,000,000      2,988,225
  3.20%, due 8/30/05                                 3,000,000      2,984,000
Societe Generale North America, Inc.
  3.005%, due 7/21/05                                3,000,000      2,994,992
  3.12%, due 8/9/05                                  3,400,000      3,388,508
Svenska Handelsbanken AB
  3.16%, due 8/3/05                                  3,000,000      2,991,310
Toyota Motor Credit Corp.
  2.89%, due 7/22/05                                 3,300,000      3,294,437
UBS Finance (Delaware) LLC
  3.20%, due 9/6/05                                  1,800,000      1,789,180
  3.23%, due 9/6/05                                  3,500,000      3,479,156
  3.30%, due 8/30/05                                 1,825,000      1,814,962
  3.36%, due 9/26/05                                 3,000,000      2,975,640
                                                                 ------------
                                                                  167,160,808
                                                                 ------------

+ Percentages indicated are based on Portfolio net assets.

M- 158   MainStay VP Cash Management Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
CORPORATE BONDS (6.2%)
Citigroup, Inc.
  3.555%, due 3/20/06 (b)(c)                        $3,000,000   $  3,003,644
Metropolitan Life Insurance Co. Series EXL
  3.39%, due 4/28/08 (a)(b)(c)                       4,000,000      4,000,000
Pharmacia Corp.
  5.75%, due 12/1/05 (c)                             3,500,000      3,530,186
Wal-Mart Stores, Inc.
  3.274%, due 3/16/06 (b)(c)                         3,050,000      3,047,810
Wells Fargo & Co.
  3.45%, due 3/3/06 (b)(c)                           3,000,000      3,002,846
  7.25%, due 8/24/05 (c)                             2,000,000      2,012,469
                                                                 ------------
                                                                   18,596,955
                                                                 ------------
FOREIGN GOVERNMENT (1.0%)
Province of Quebec Series NY
  6.50%, due 1/17/06                                 3,000,000      3,044,609
                                                                 ------------
MEDIUM-TERM NOTES (7.1%)
American Express Credit Corp. Series B
  3.23%, due 3/5/08 (b)(c)                           4,000,000      4,000,000
  3.34%, due 9/30/05 (b)(c)                          3,500,000      3,500,338
Bank One Corp. Series C
  3.361%, due 7/25/05 (b)(c)                         3,000,000      3,000,495
Household Finance Corp.
  3.37%, due 8/18/05 (b)(c)                          4,000,000      4,000,676
Merrill Lynch & Co., Inc. Series B
  3.67%, due 3/7/06 (b)(c)                           3,000,000      3,007,303
Morgan Stanley Dean Witter Series C
  3.34%, due 8/15/05 (b)(c)                          4,000,000      4,000,737
                                                                 ------------
                                                                   21,509,549
                                                                 ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (27.9%)
Federal Home Loan Banks
  3.003%, due 10/5/05 (b)(c)                         6,000,000      5,998,756
  3.06%, due 7/22/05                                 1,975,000      1,971,475
  3.125%, due 8/19/05                                3,000,000      2,987,239
  3.15%, due 7/20/05                                 4,350,000      4,342,768
  3.16%, due 8/17/05                                 1,825,000      1,817,471
  3.35%, due 9/28/05                                 3,500,000      3,471,013

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
Federal Home Loan Banks (Discount Notes)
  2.82%, due 7/5/05                                 $4,550,000   $  4,548,574
  2.95%, due 8/2/05                                  3,000,000      2,992,133
  3.035%, due 8/1/05                                 3,825,000      3,815,003
  3.06%, due 8/9/05-8/10/05                          5,975,000      5,954,965
  3.07%, due 8/8/05                                  1,900,000      1,893,843
  3.14%, due 8/23/05                                 1,450,000      1,443,297
  3.25%, due 10/18/05-10/19/05                       4,350,000      4,307,005
  3.33%, due 9/20/05                                 2,550,000      2,530,894
  3.34%, due 11/22/05                                2,325,000      2,293,938
Federal National Mortgage Association (Discount Notes)
  2.89%, due 7/13/05                                 3,200,000      3,196,917
  2.90%, due 7/18/05                                 3,000,000      2,995,892
  2.99%, due 7/27/05                                 4,800,000      4,789,635
  3.045%, due 8/3/05                                 2,200,000      2,193,859
  3.094%, due 8/10/05                                3,400,000      3,388,311
  3.21%, due 8/5/05                                  3,950,000      3,937,673
  3.26%, due 8/24/05                                 3,625,000      3,607,274
  3.28%, due 11/2/05                                 4,500,000      4,449,160
  3.30%, due 9/14/05-11/2/05                         5,075,000      5,032,024
                                                                 ------------
                                                                   83,959,119
                                                                 ------------
Total Short-Term Investments
  (Amortized Cost $301,030,101) (d)                       99.9%   301,030,101
Cash and Other Assets,
  Less Liabilities                                         0.1        362,510
                                                    ----------   ------------
Net Assets                                               100.0%  $301,392,611
                                                    ==========   ============

(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at June
     30, 2005.
(c)  Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for federal income tax purposes.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 159

The table below sets forth the diversification of the Cash Management Portfolio investments by industry.

                                                     AMORTIZED
                                                        COST       PERCENT+
INDUSTRY DIVERSIFICATION
Auto Finance                                        $  3,294,437        1.1%
Banks #                                              114,191,129       37.9
Consumer Financial Services                            4,000,676        1.3
Diversified Financial Services                         9,830,504        3.2
Finance                                               19,834,961        6.6
Foreign Government                                     3,044,609        1.0
Insurance                                              7,017,576        2.3
Investment Bank/Brokerage                             19,548,108        6.5
Money Center Banks #                                   6,687,727        2.2
Oil - Integrated Domestic                              5,972,225        2.0
Pharmaceuticals                                        3,530,186        1.2
Retail Trade                                           3,047,810        1.0
Special Purpose Finance                               14,074,402        4.7
Telephone                                              2,996,631        1.0
U.S. Government & Federal Agencies                    83,959,120       27.9
                                                    ------------   --------
                                                     301,030,101       99.9
Cash and Other Assets, Less Liabilities                  362,510        0.1
                                                    ------------   --------
Net Assets                                          $301,392,611      100.0%
                                                    ============   ========

+    Percentages indicated are based on Portfolio net assets.
#    The Portfolio will invest more than 25% of the market
     value of its total assets in the securities of banks and
     bank holding companies, including certificates of deposit
     and bankers' acceptances.

M- 160   MainStay VP Cash Management Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value (amortized
  cost $301,030,101)                            $301,030,101
Cash                                                 270,798
Receivables:
  Fund shares sold                                 1,066,330
  Interest                                           372,796
Other assets                                           8,166
                                                ------------
    Total assets                                 302,748,191
                                                ------------
LIABILITIES:
Payables:
  Fund shares redeemed                             1,010,311
  Shareholder communication                          123,144
  Adviser                                             62,671
  Administrator                                       50,136
  Custodian                                            5,286
Accrued expenses                                      36,824
Dividend payable                                      67,208
                                                ------------
    Total liabilities                              1,355,580
                                                ------------
Net assets                                      $301,392,611
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  700 million shares authorized                 $  3,014,003
Additional paid-in capital                       298,380,646
Accumulated net realized loss on investments          (2,038)
                                                ------------
Net assets applicable to outstanding shares     $301,392,611
                                                ============
Shares of capital stock outstanding              301,400,265
                                                ============
Net asset value per share outstanding           $       1.00
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                        $4,161,203
                                                  ----------
EXPENSES:
  Advisory                                           386,588
  Administration                                     309,270
  Shareholder communication                           76,547
  Professional                                        32,464
  Custodian                                           15,624
  Directors                                            9,375
  Portfolio pricing                                    1,297
  Miscellaneous                                       12,361
                                                  ----------
    Total expenses                                   843,526
                                                  ----------
Net investment income                              3,317,677
                                                  ----------

REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                        (761)
                                                  ----------
Net increase in net assets resulting from
  operations                                      $3,316,916
                                                  ==========

M- 162   MainStay VP Cash Management Portfolio  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2004

                                               2005            2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income                $   3,317,677   $   2,962,243
 Net realized loss on investments              (761)         (1,277)
                                      -----------------------------
 Net increase in net assets
  resulting from operations               3,316,916       2,960,966
                                      -----------------------------

Dividends and distributions to
 shareholders:
 From net investment income              (3,317,677)     (2,962,243)
 From net realized gain on
  investments                                    --          (4,788)
                                      -----------------------------
 Total dividends and distributions
  to shareholders                        (3,317,677)     (2,967,031)
                                      -----------------------------

Capital share transactions:
 Net proceeds from sale of shares       129,985,335     567,122,376

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions             3,317,677       2,967,031
                                      -----------------------------
                                        133,303,012     570,089,407
 Cost of shares redeemed               (140,569,196)   (621,398,239)
                                      -----------------------------

  Decrease in net assets derived
   from capital share transactions       (7,266,184)    (51,308,832)
                                      -----------------------------
  Net decrease in net assets             (7,266,945)    (51,314,897)

NET ASSETS:
Beginning of period                     308,659,556     359,974,453
                                      -----------------------------
End of period                         $ 301,392,611   $ 308,659,556
                                      =============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                 SIX MONTHS
                                   ENDED
                                  JUNE 30,                             YEAR ENDED DECEMBER 31,
                                   2005*           2004           2003           2002           2001           2000
Net asset value at beginning
  of period                       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                  --------       --------       --------       --------       --------       --------
Net investment income                 0.01           0.01           0.01           0.01           0.04           0.06
Net realized and unrealized
  gain on investments                 0.00(a)        0.00(a)        0.00(a)        0.00(a)        0.00(a)          --
                                  --------       --------       --------       --------       --------       --------
Total from investment
  operations                          0.01           0.01           0.01           0.01           0.04           0.06
                                  --------       --------       --------       --------       --------       --------
Less dividends and
  distributions:
  From net investment income         (0.01)         (0.01)         (0.01)         (0.01)         (0.04)         (0.06)
  From net realized gain
    (loss) on investments            (0.00)(a)      (0.00)(a)      (0.00)(a)      (0.00)(a)      (0.00)(a)         --
                                  --------       --------       --------       --------       --------       --------
Total dividends and
  distributions                      (0.01)         (0.01)         (0.01)         (0.01)         (0.04)         (0.06)
                                  --------       --------       --------       --------       --------       --------
Net asset value at end of
  period                          $   1.00       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                  ========       ========       ========       ========       ========       ========
Total investment return               1.07%(b)       0.85%          0.67%          1.36%          3.84%          6.06%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income             2.15%+         0.83%          0.67%          1.33%          3.57%          5.87%
    Expenses                          0.55%+         0.55%          0.55%          0.55%          0.54%          0.52%
Net assets at end of period
  (in 000's)                      $301,393       $308,660       $359,974       $518,348       $481,171       $305,915

(a)  Less than one cent per share.
(b)  Total return is not annualized.
*    Unaudited.
+    Annualized.

M- 164   MainStay VP Cash Management Portfolio  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

PORTFOLIO OF INVESTMENTS JUNE 30, 2005 UNAUDITED


                                                         SHARES          VALUE
COMMON STOCKS (100.0%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.8%)
Boeing Co. (The)                                        111,426   $  7,354,116
General Dynamics Corp.                                      715         78,321
Goodrich Corp.                                            4,983        204,104
Honeywell International, Inc.                            36,162      1,324,614
Lockheed Martin Corp.                                    15,023        974,542
Precision Castparts Corp.                                13,989      1,089,743
Raytheon Co.                                             75,133      2,939,203
Rockwell Collins, Inc.                                   44,801      2,136,112
                                                                  ------------
                                                                    16,100,755
                                                                  ------------
AIR FREIGHT & LOGISTICS (0.3%)
CNF, Inc.                                                13,180        591,782
FedEx Corp.                                              12,535      1,015,460
J.B. Hunt Transport Services, Inc.                        6,018        116,147
Ryder System, Inc.                                       13,476        493,222
United Parcel Service, Inc. Class B                      13,378        925,223
                                                                  ------------
                                                                     3,141,834
                                                                  ------------
AIRLINES (0.0%) (B)
Alaska Air Group, Inc. (a)                                6,712        199,682
                                                                  ------------
AUTO COMPONENTS (0.2%)
BorgWarner, Inc.                                          9,454        507,396
Cooper Tire & Rubber Co.                                  2,474         45,942
Delphi Corp.                                             65,120        302,808
Goodyear Tire & Rubber Co. (The) (a)                     44,043        656,241
Lear Corp.                                                2,974        108,194
Visteon Corp.                                            27,223        164,155
                                                                  ------------
                                                                     1,784,736
                                                                  ------------
AUTOMOBILES (0.7%)
Ford Motor Co.                                          446,576      4,572,938
General Motors Corp.                                     48,086      1,634,924
                                                                  ------------
                                                                     6,207,862
                                                                  ------------
BEVERAGES (0.6%)
Coca-Cola Co. (The)                                      53,741      2,243,687
Molson Coors Brewing Co. Class B                          1,582         98,084
Pepsi Bottling Group, Inc. (The)                         37,753      1,080,113
PepsiCo, Inc.                                            30,993      1,671,453
                                                                  ------------
                                                                     5,093,337
                                                                  ------------
BIOTECHNOLOGY (0.4%)
Amgen, Inc. (a)                                          34,682      2,096,874
Biogen Idec, Inc. (a)                                     7,589        261,441
Genzyme Corp. (a)                                        10,940        657,384
Invitrogen Corp. (a)                                      4,285        356,898
Vertex Pharmaceuticals, Inc. (a)                          3,214         54,124
                                                                  ------------
                                                                     3,426,721
                                                                  ------------


                                                         SHARES          VALUE
BUILDING PRODUCTS (0.4%)
Masco Corp.                                             111,567   $  3,543,368
                                                                  ------------
CAPITAL MARKETS (2.0%)
A.G. Edwards, Inc.                                       19,382        875,097
Bank of New York Co., Inc. (The)                         59,518      1,712,928
Bear Stearns Cos., Inc. (The)                            13,706      1,424,602
E*TRADE Financial Corp. (a)                              92,210      1,290,018
Eaton Vance Corp.                                        28,382        678,614
Franklin Resources, Inc.                                 27,892      2,147,126
Investors Financial Services Corp.                        2,688        101,660
Janus Capital Group, Inc.                                19,459        292,663
LaBranche & Co., Inc. (a)                                 2,464         15,523
Legg Mason, Inc.                                         26,954      2,806,181
Lehman Brothers Holdings, Inc.                           23,905      2,373,289
Merrill Lynch & Co., Inc.                                58,566      3,221,716
SEI Investments Co.                                       4,329        161,688
State Street Corp.                                       29,257      1,411,650
                                                                  ------------
                                                                    18,512,755
                                                                  ------------
CHEMICALS (2.5%)
Crompton Corp. (a)                                        4,839         68,472
Dow Chemical Co. (The)                                  130,508      5,811,521
E.I. du Pont de Nemours & Co.                           197,939      8,513,356
Eastman Chemical Co.                                     19,487      1,074,708
FMC Corp. (a)                                             4,546        255,212
Great Lakes Chemical Corp.                               19,668        618,952
Lyondell Chemical Co.                                    10,198        269,431
Monsanto Co.                                             67,348      4,234,169
PPG Industries, Inc.                                     21,022      1,319,341
Scotts Miracle-Gro Co. (The) Class A (a)                  1,145         81,536
                                                                  ------------
                                                                    22,246,698
                                                                  ------------
COMMERCIAL BANKS (3.8%)
AmSouth Bancorp                                          14,996        389,896
BB&T Corp.                                               77,035      3,079,089
Bank of America Corp.                                   145,362      6,629,961
Bank of Hawaii Corp.                                      4,477        227,208
Colonial BancGroup, Inc.                                  6,387        140,897
Comerica, Inc.                                           21,776      1,258,653
Commerce Bancorp., Inc.                                   6,746        204,471
Compass Bancshares, Inc.                                 10,350        465,750
First Horizon National Corp.                             10,240        432,128
Hibernia Corp. Class A                                   25,951        861,054
Huntington Bancshares, Inc.                               8,806        212,577
KeyCorp                                                  51,939      1,721,778
National City Corp.                                      96,931      3,307,286

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 165


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL BANKS (CONTINUED)
PNC Financial Services Group, Inc.                       20,832   $  1,134,511
Regions Financial Corp.                                  19,230        651,512
U.S. Bancorp                                            103,500      3,022,200
Unizan Financial Corp.                                   26,046        697,772
Wachovia Corp.                                           17,962        890,915
Wells Fargo & Co.                                       140,999      8,682,718
Willmington Trust Corp.                                  11,271        405,869
Zions Bancorp                                             3,512        258,237
                                                                  ------------
                                                                    34,674,482
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (1.4%)
Allied Waste Industries, Inc. (a)                        10,934         86,707
Brink's Co. (The)                                         9,607        345,852
Career Education Corp. (a)                               17,378        636,209
Cendant Corp.                                           256,995      5,748,978
Donnelley (R.R.) & Sons Co.                              18,073        623,699
Equifax, Inc.                                            22,685        810,081
H&R Block, Inc.                                          13,767        803,304
Herman Miller, Inc.                                       2,901         89,467
United Rentals, Inc. (a)                                 18,838        380,716
Waste Management, Inc.                                  118,858      3,368,436
                                                                  ------------
                                                                    12,893,449
                                                                  ------------
COMMUNICATIONS EQUIPMENT (3.2%)
CIENA Corp. (a)                                          18,479         38,621
Cisco Systems, Inc. (a)                                 724,499     13,845,176
Comverse Technology, Inc. (a)                            24,848        587,655
Corning, Inc. (a)                                       185,433      3,081,897
Harris Corp.                                             14,204        443,307
Motorola, Inc.                                          558,086     10,190,651
Powerwave Technologies, Inc. (a)                          4,084         41,739
QLogic Corp. (a)                                         11,352        350,436
                                                                  ------------
                                                                    28,579,482
                                                                  ------------
COMPUTERS & PERIPHERALS (3.7%)
Apple Computer, Inc. (a)                                166,492      6,128,570
Dell, Inc. (a)                                           54,704      2,161,355
EMC Corp. (a)                                            59,122        810,563
Hewlett-Packard Co.                                     132,130      3,106,376
Imation Corp.                                             1,380         53,530
VInternational Business Machines Corp.                  200,809     14,900,028
NCR Corp. (a)                                            46,986      1,650,148
Network Appliance, Inc. (a)                              46,486      1,314,159
Storage Technology Corp. (a)                             27,057        981,899
Sun Microsystems, Inc. (a)                              704,856      2,629,113
Western Digital Corp. (a)                                 8,799        118,083
                                                                  ------------
                                                                    33,853,824
                                                                  ------------


                                                         SHARES          VALUE
CONSTRUCTION & ENGINEERING (0.0%) (b)
Granite Construction, Inc.                                1,758   $     49,400
Quanta Services, Inc. (a)                                18,108        159,350
                                                                  ------------
                                                                       208,750
                                                                  ------------
CONSTRUCTION MATERIALS (0.2%)
Martin Marietta Materials, Inc.                          12,011        830,200
Vulcan Materials Co.                                     18,349      1,192,502
                                                                  ------------
                                                                     2,022,702
                                                                  ------------
CONSUMER FINANCE (3.0%)
American Express Co.                                    101,123      5,382,777
AmeriCredit Corp. (a)                                    37,286        950,793
Capital One Financial Corp.                              41,390      3,311,614
VMBNA Corp.                                             560,043     14,650,725
MoneyGram International, Inc.                             7,567        144,681
Providian Financial Corp. (a)                           151,221      2,666,026
                                                                  ------------
                                                                    27,106,616
                                                                  ------------
CONTAINERS & PACKAGING (0.1%)
Ball Corp.                                               10,032        360,751
Longview Fibre Co.                                       12,896        265,013
Pactiv Corp. (a)                                         31,315        675,777
                                                                  ------------
                                                                     1,301,541
                                                                  ------------
DISTRIBUTORS (0.1%)
Adesa, Inc.                                              11,499        250,333
Genuine Parts Co.                                         7,165        294,410
                                                                  ------------
                                                                       544,743
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (2.5%)
CIT Group, Inc.                                          44,624      1,917,493
Citigroup, Inc.                                         303,588     14,034,873
GATX Corp.                                               12,520        431,940
JPMorgan Chase & Co.                                    129,045      4,557,870
Moody's Corp.                                            12,518        562,809
Principal Financial Group, Inc.                          35,192      1,474,545
                                                                  ------------
                                                                    22,979,530
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.2%)
AT&T Corp.                                              757,232     14,417,697
CenturyTel, Inc.                                         10,949        379,164
Cincinnati Bell, Inc. (a)                                52,253        224,688
Citizens Communications Co.                              42,379        569,574
Qwest Communications International, Inc. (a)            139,577        517,831
Verizon Communications, Inc.                            367,517     12,697,712
                                                                  ------------
                                                                    28,806,666
                                                                  ------------
ELECTRIC UTILITIES (4.9%)
Allegheny Energy, Inc. (a)                               36,107        910,618
Aliant Energy Corp.                                       9,745        274,322
American Electric Power Co., Inc.                        98,455      3,630,036
CMS Energy Corp. (a)                                     43,396        653,544
CenterPoint Energy, Inc.                                 11,781        155,627
Cinergy Corp.                                           161,476      7,237,354

M- 166   MainStay VP Common Stock Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ELECTRIC UTILITIES (CONTINUED)
Consolidated Edison, Inc.                                 9,995   $    468,166
DPL, Inc.                                                32,099        881,118
DTE Energy Co.                                            7,192        336,370
Edison International                                     68,997      2,797,828
Entergy Corp.                                            36,705      2,773,063
FPL Group, Inc.                                          61,138      2,571,464
FirstEnergy Corp.                                        13,904        668,921
IDACORP, Inc.                                             1,745         53,449
Northeast Utilities                                      16,039        334,573
OGE Energy Corp.                                          3,734        108,062
PG&E Corp.                                               30,226      1,134,684
PNM Resources, Inc.                                       2,547         73,379
Pepco Holdings, Inc.                                      8,321        199,205
Pinnacle West Capital Corp.                              15,176        674,573
Progress Energy, Inc.                                    15,794        714,521
Public Service Enterprise Group, Inc.                   197,519     12,013,106
TECO Energy, Inc.                                        25,788        487,651
TXU Corp.                                                61,219      5,086,687
Xcel Energy, Inc.                                        24,395        476,190
                                                                  ------------
                                                                    44,714,511
                                                                  ------------
ELECTRICAL EQUIPMENT (0.3%)
Cooper Industries, Ltd Class A                            4,078        260,584
Emerson Electric Co.                                     17,752      1,111,808
Rockwell Automation, Inc.                                19,062        928,510
Thomas & Betts Corp. (a)                                  1,050         29,652
                                                                  ------------
                                                                     2,330,554
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Amphenol Corp. Class A                                    3,649        146,580
Avnet, Inc. (a)                                           9,948        224,129
PerkinElmer, Inc.                                        10,835        204,782
Solectron Corp. (a)                                     202,694        768,210
Thermo Electron Corp. (a)                                13,477        362,127
Varian, Inc. (a)                                          1,409         53,246
Vishay Intertechnology, Inc. (a)                         13,697        162,583
                                                                  ------------
                                                                     1,921,657
                                                                  ------------
ENERGY EQUIPMENT & SERVICES (0.6%)
Halliburton Co.                                          37,688      1,802,240
Helmerich & Payne, Inc.                                  12,898        605,174
Patterson-UTI Energy, Inc.                                7,065        196,619
Transocean, Inc. (a)                                     50,893      2,746,695
                                                                  ------------
                                                                     5,350,728
                                                                  ------------
FOOD & STAPLES RETAILING (1.9%)
Albertson's, Inc.                                        53,430      1,104,932
BJ's Wholesale Club, Inc. (a)                             3,087        100,297
Costco Wholesale Corp.                                   26,174      1,173,119
Kroger Co. (The) (a)                                    122,455      2,330,319
Ruddick Corp.                                             1,969         50,269


                                                         SHARES          VALUE
FOOD & STAPLES RETAILING (CONTINUED)
Safeway, Inc.                                            93,446   $  2,110,945
SUPERVALU, Inc.                                          34,476      1,124,262
Wal-Mart Stores, Inc.                                   183,422      8,840,940
Whole Foods Market, Inc.                                  2,648        313,258
                                                                  ------------
                                                                    17,148,341
                                                                  ------------
FOOD PRODUCTS (0.7%)
Archer-Daniels-Midland Co.                              107,008      2,287,831
ConAgra Foods, Inc.                                      36,743        850,968
Dean Foods Co. (a)                                       12,382        436,342
Sara Lee Corp.                                          100,830      1,997,442
Sensient Technologies Corp.                              10,010        206,306
Treehouse Foods, Inc.                                         0(c)           11
Tyson Foods, Inc. Class A                                10,936        194,661
                                                                  ------------
                                                                     5,973,561
                                                                  ------------
GAS UTILITIES (0.1%)
Nicor, Inc.                                               8,685        357,561
NiSource, Inc.                                           19,494        482,087
WGL Holdings, Inc.                                        2,041         68,659
                                                                  ------------
                                                                       908,307
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.6%)
Applera Corp.-Applied Biosystems Group                   13,219        260,018
C.R. Bard, Inc.                                           4,460        296,634
Bausch & Lomb, Inc.                                       6,435        534,105
Baxter International, Inc.                               65,657      2,435,875
Becton, Dickinson & Co.                                  10,437        547,629
Edwards Lifesciences Corp. (a)                            4,932        212,175
Guidant Corp.                                            13,310        895,763
Varian Medical Systems, Inc. (a)                         16,669        622,254
                                                                  ------------
                                                                     5,804,453
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (5.8%)
Aetna, Inc.                                              74,289      6,152,615
AmerisourceBergen Corp.                                  27,238      1,883,508
Apria Healthcare Group, Inc. (a)                          6,212        215,184
CIGNA Corp.                                              33,691      3,605,948
Cardinal Health, Inc.                                   110,046      6,336,449
Caremark Rx, Inc. (a)                                    75,330      3,353,692
Community Health Systems, Inc. (a)                        5,579        210,830
Coventry Health Care, Inc. (a)                            4,681        331,181
HCA, Inc.                                                87,162      4,939,470
Health Net, Inc. (a)                                      8,262        315,278
Humana, Inc. (a)                                         27,393      1,088,598
Lincare Holdings, Inc. (a)                               20,182        824,233
McKesson Corp.                                           54,256      2,430,126
Medco Health Solutions, Inc. (a)                         58,192      3,105,125
PacifiCare Health Systems, Inc. (a)                      10,750        768,087
Patterson Cos., Inc. (a)                                 11,533        519,908
Tenet Healthcare Corp. (a)                               17,486        214,029

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 167


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Triad Hospitals, Inc. (a)                                13,411   $    732,777
UnitedHealth Group, Inc. (a)                            217,178     11,323,661
Universal Health Services, Inc. Class B                   7,375        458,577
WellPoint, Inc. (a)                                      58,090      4,045,387
                                                                  ------------
                                                                    52,854,663
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (1.7%)
Brinker International, Inc. (a)                          14,733        590,057
CBRL Group, Inc.                                          8,013        311,385
Darden Restaurants, Inc. (a)                             38,506      1,269,928
GTECH Holdings Corp.                                      9,539        278,920
Harrah's Entertainment, Inc.                             30,692      2,211,982
Hilton Hotels Corp.                                      79,660      1,899,891
Krispy Kreme Doughnuts, Inc. (a)                          2,561         17,825
Marriott International, Inc. Class A                      8,550        583,281
McDonald's Corp.                                        144,403      4,007,183
Ruby Tuesday, Inc.                                        2,648         68,583
Starbucks Corp. (a)                                      16,913        873,726
Starwood Hotels & Resorts Worldwide, Inc.                17,798      1,042,429
Wendy's International, Inc.                               9,447        450,149
Yum! Brands, Inc.                                        24,682      1,285,439
                                                                  ------------
                                                                    14,890,778
                                                                  ------------
HOUSEHOLD DURABLES (0.7%)
American Greetings Corp. Class A                         17,407        461,286
Black & Decker Corp. (The)                                6,671        599,389
Fortune Brands, Inc. (a)                                  7,826        694,949
Furniture Brands International, Inc.                      4,489         97,007
Harman International Industries, Inc.                     5,657        460,254
Lennar Corp. Class A                                     12,378        785,384
Maytag Corp.                                             19,952        312,448
Newell Rubbermaid, Inc.                                  58,186      1,387,154
Ryland Group, Inc. (The)                                  3,965        300,825
Toll Brothers, Inc. (a)                                   2,594        263,421
Tupperware Corp.                                          4,641        108,460
Whirlpool Corp.                                           5,757        403,623
                                                                  ------------
                                                                     5,874,200
                                                                  ------------
HOUSEHOLD PRODUCTS (0.6%)
Clorox Co. (The)                                         25,663      1,429,942
Energizer Holdings, Inc. (a)                             18,116      1,126,272
Kimberly-Clark Corp.                                     49,620      3,105,716
                                                                  ------------
                                                                     5,661,930
                                                                  ------------


                                                         SHARES          VALUE
INDUSTRIAL CONGLOMERATES (3.5%)
VGeneral Electric Co.                                   757,130   $ 26,234,555
Textron, Inc.                                            22,774      1,727,408
Tyco International Ltd.                                 111,531      3,256,705
                                                                  ------------
                                                                    31,218,668
                                                                  ------------
INSURANCE (7.5%)
ACE, Ltd.                                                71,849      3,222,428
AFLAC, Inc.                                             127,137      5,502,489
Allmerica Financial Corp. (a)                             2,224         82,488
American Financial Group, Inc.                            7,989        267,791
American International Group, Inc.                      233,631     13,573,961
AmerUS Group Co.                                          9,945        477,857
Aon Corp.                                                67,081      1,679,708
Chubb Corp. (The)                                        48,489      4,151,143
Everest Re Group, Ltd.                                   14,235      1,323,855
First American Corp.                                      7,561        303,499
HCC Insurance Holdings, Inc.                             17,286        654,621
Hartford Financial Services Group, Inc. (The)            18,542      1,386,571
Horace Mann Educators Corp.                               7,253        136,501
Lincoln National Corp.                                    6,897        323,607
Loews Corp.                                               7,851        608,452
MetLife, Inc.                                           180,357      8,105,244
Ohio Casualty Corp.                                       2,590         62,626
Old Republic International Corp.                         21,468        542,926
Progressive Corp. (The)                                  42,011      4,151,107
Protective Life Corp.                                     8,685        366,681
Prudential Financial, Inc.                              132,189      8,679,530
SAFECO Corp.                                             24,973      1,357,033
St. Paul Travelers Cos., Inc. (The)                     170,248      6,729,903
StanCorp Financial Group, Inc                             3,664        280,589
UnumProvident Corp.                                      50,118        918,162
W.R. Berkley Corp.                                       15,626        557,536
XL Capital Ltd. Class A                                  35,588      2,648,459
                                                                  ------------
                                                                    68,094,767
                                                                  ------------
INTERNET & CATALOG RETAIL (0.2%)
eBay, Inc. (a)                                           41,171      1,359,055
                                                                  ------------

IT SERVICES (0.7%)
Acxiom Corp.                                             21,840        456,019
BISYS Group, Inc. (The) (a)                               5,190         77,539
CSG Systems International, Inc. (a)                       8,736        165,809
CheckFree Corp. (a)                                      11,012        375,069
Cognizant Technology Solutions Corp. (a)                 16,681        786,176
Computer Sciences Corp. (a)                              48,363      2,113,463
Electronic Data Systems Corp.                            21,753        418,745
First Data Corp.                                         13,471        540,726
Sabre Holdings Corp. Class A                             10,853        216,517

M- 168   MainStay VP Common Stock Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
IT SERVICES (CONTINUED)
SunGard Data Systems, Inc. (a)                           12,940   $    455,100
Unisys Corp. (a)                                         54,053        342,155
                                                                  ------------
                                                                     5,947,318
                                                                  ------------
LEISURE EQUIPMENT & PRODUCTS (0.3%)
Eastman Kodak Co.                                        73,153      1,964,158
Mattel, Inc.                                             18,356        335,915
                                                                  ------------
                                                                     2,300,073
                                                                  ------------
MACHINERY (0.3%)
Cummins, Inc.                                             3,881        289,561
Deere & Co.                                              10,185        667,016
Federal Signal Corp.                                      2,046         31,918
Graco, Inc.                                               2,928         99,757
Harsco Corp.                                              5,313        289,824
Ingersoll-Rand Co. Ltd. Class A                           9,423        672,331
Navistar International Corp. (a)                          2,790         89,280
PACCAR, Inc.                                              7,337        498,916
Pentair, Inc                                              3,899        166,916
Tecumseh Products Co. Class A                               772         21,184
                                                                  ------------
                                                                     2,826,703
                                                                  ------------
MARINE (0.1%)
Alexander & Baldwin, Inc.                                 8,981        416,269
                                                                  ------------

MEDIA (2.2%)
Catalina Marketing Corp.                                  8,641        219,568
Comcast Corp. Class A (a)                                 3,232         99,222
Emmis Communication Corp. Class A (a)                     1,384         24,455
Gannett Co., Inc.                                         8,440        600,337
Media General, Inc. Class A                               2,011        130,232
Omnicom Group, Inc.                                       7,597        606,697
Reader's Digest Association, Inc. (The)                  12,304        203,016
Time Warner, Inc. (a)                                   285,697      4,773,997
Viacom, Inc. Class B                                    203,099      6,503,230
Walt Disney Co. (The)                                   272,268      6,855,708
                                                                  ------------
                                                                    20,016,462
                                                                  ------------
METALS & MINING (0.7%)
Alcoa, Inc.                                              22,060        576,428
Arch Coal, Inc.                                           2,602        141,731
Freeport-McMoRan Copper & Gold, Inc. Class B             22,472        841,351
Nucor Corp.                                              34,190      1,559,748
Peabody Energy Corp.                                      5,174        269,255
Phelps Dodge Corp.                                       24,204      2,238,870
Steel Dynamics, Inc.                                      4,161        109,226
United States Steel Corp.                                24,197        831,651
                                                                  ------------
                                                                     6,568,260
                                                                  ------------


                                                         SHARES          VALUE
MULTILINE RETAIL (2.6%)
Dillard's, Inc. Class A                                  16,245   $    380,458
Dollar Tree Stores, Inc.                                  4,526        108,624
Federated Department Stores, Inc.                        35,857      2,627,601
May Department Stores Co.                                62,431      2,507,229
Neiman Marcus Group (The) Class A                        10,348      1,002,928
Nordstrom, Inc.                                          10,305        700,431
J.C. Penney Co., Inc. Holding Co.                        60,101      3,160,111
Saks, Inc.                                               17,561        333,132
Sears Holdings Corp. (a)                                 14,151      2,120,810
Target Corp.                                            187,893     10,223,258
                                                                  ------------
                                                                    23,164,582
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (1.0%)
AES Corp. (The) (a)                                     165,824      2,716,197
Constellation Energy Group                               22,024      1,270,564
El Paso Corp.                                            53,018        610,767
MDU Resources Group, Inc.                                 9,794        275,897
ONEOK, Inc.                                               8,716        284,577
Questar Corp.                                            10,894        717,915
Sierra Pacific Resources (a)                             29,784        370,811
Westar Energy, Inc.                                       7,286        175,083
Williams Cos., Inc. (The)                               142,687      2,711,053
                                                                  ------------
                                                                     9,132,864
                                                                  ------------
OFFICE ELECTRONICS (0.3%)
Xerox Corp. (a)                                         202,711      2,795,385
                                                                  ------------

OIL & GAS (9.7%)
Amerada Hess Corp.                                        3,514        374,276
Anadarko Petroleum Corp.                                 33,662      2,765,333
Burlington Resources, Inc.                               98,613      5,447,382
Chevron Corp.                                            85,573      4,785,242
ConocoPhillips                                          219,308     12,608,017
Devon Energy Corp.                                      121,998      6,182,859
EOG Resources, Inc.                                       9,933        564,194
VExxonMobil Corp.                                       548,499     31,522,238
Forest Oil Corp. (a)                                      6,964        292,488
Kerr-McGee Corp.                                         22,301      1,701,789
Marathon Oil Corp.                                       72,379      3,862,867
Newfield Exploration Co. (a)                             15,997        638,120
Noble Energy, Inc.                                        2,495        188,747
Occidental Petroleum Corp.                               83,987      6,461,120
Overseas Shipholding Group, Inc.                          4,709        280,892
Pioneer Natural Resources Co.                             5,973        251,344
Plains Exploration & Production Co. (a)                  19,512        693,261
Sunoco, Inc.                                             17,742      2,016,911
Unocal Corp.                                             45,430      2,955,222
Valero Energy Corp.                                      55,413      4,383,722
XTO Energy, Inc.                                          6,652        226,102
                                                                  ------------
                                                                    88,202,126
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 169


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (0.3%)
Georgia-Pacific Corp.                                    64,029   $  2,036,122
Louisiana-Pacific Corp.                                   9,237        227,045
MeadWestvaco Corp.                                        8,970        251,519
Potlatch Corp.                                            7,390        386,719
Weyerhaeuser Co.                                          3,052        194,260
                                                                  ------------
                                                                     3,095,665
                                                                  ------------
PERSONAL PRODUCTS (1.8%)
VGillette Co. (The)                                     322,152     16,310,556
                                                                  ------------
PHARMACEUTICALS (5.5%)
Abbott Laboratories                                       4,822        236,326
Barr Pharmaceuticals, Inc. (a)                            3,800        185,212
Eli Lilly & Co.                                          31,196      1,737,929
Forest Laboratories, Inc. (a)                            14,111        548,212
VJohnson & Johnson                                      273,268     17,762,420
King Pharmaceuticals, Inc. (a)                            9,176         95,614
Merck & Co., Inc.                                       353,435     10,885,798
Mylan Laboratories, Inc.                                  7,407        142,511
VPfizer, Inc.                                           623,223     17,188,490
Watson Pharmaceuticals, Inc. (a)                          4,505        133,168
Wyeth                                                    22,631      1,007,080
                                                                  ------------
                                                                    49,922,760
                                                                  ------------
REAL ESTATE (0.3%)
Apartment Investment & Management Co. Class A            15,574        637,288
Archstone-Smith Trust                                    16,745        646,692
Equity Residential                                       11,977        440,993
Plum Creek Timber Co., Inc.                               7,494        272,032
Simon Property Group, Inc.                                9,360        678,507
Weingarten Realty Investors                               3,769        147,820
                                                                  ------------
                                                                     2,823,332
                                                                  ------------
ROAD & RAIL (1.1%)
Burlington Northern Santa Fe Corp.                       80,452      3,791,917
CSX Corp.                                                36,464      1,555,554
Norfolk Southern Corp.                                   59,837      1,852,554
Swift Transportation Co., Inc. (a)                       14,047        327,155
Union Pacific Corp.                                      32,930      2,133,864
Yellow Roadway Corp. (a)                                  6,215        315,722
                                                                  ------------
                                                                     9,976,766
                                                                  ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.2%)
Advanced Micro Devices, Inc. (a)                         81,457      1,412,464
Applied Materials, Inc.                                  16,874        273,021
Atmel Corp. (a)                                          33,134         78,528
Cabot Microelectronics Corp. (a)                          2,103         60,966
Cree, Inc. (a)                                            3,149         80,205
Fairchild Semiconductor International, Inc. (a)          10,056        148,326


                                                         SHARES          VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Freescale Semiconductor, Inc. Class B (a)                84,524   $  1,790,218
Intel Corp.                                             505,609     13,176,171
LSI Logic Corp. (a)                                      16,039        136,171
Lam Research Corp. (a)                                   35,104      1,015,910
Maxim Integrated Products, Inc.                          12,554        479,688
Micron Technology, Inc. (a)                             116,887      1,193,416
National Semiconductor Corp.                             59,164      1,303,383
NVIDIA Corp. (a)                                         13,081        349,524
Texas Instruments, Inc.                                 264,120      7,413,849
                                                                  ------------
                                                                    28,911,840
                                                                  ------------
SOFTWARE (2.9%)
Activision, Inc. (a)                                     16,193        267,508
Autodesk, Inc.                                           58,325      2,004,630
BMC Software, Inc. (a)                                   55,818      1,001,933
Citrix Systems, Inc. (a)                                 35,426        767,327
Compuware Corp. (a)                                      62,570        449,878
Intuit, Inc. (a)                                         31,595      1,425,250
Macromedia, Inc.                                         47,694      1,822,865
McAfee, Inc. (a)                                         33,322        872,370
Mercury Interactive Corp. (a)                            10,774        413,291
VMicrosoft Corp.                                        618,286     15,358,224
Novell, Inc. (a)                                         16,027         99,367
Parametric Technology Corp. (a)                          29,636        189,078
Sybase, Inc. (a)                                         16,060        294,701
Synopsis, Inc. (a)                                       37,334        622,358
VERITAS Software Corp. (a)                               22,519        549,464
Wind River Systems, Inc. (a)                                570          8,938
                                                                  ------------
                                                                    26,147,182
                                                                  ------------
SPECIALTY RETAIL (1.4%)
Abercrombie & Fitch Co. Class A                          22,082      1,517,034
Advanced Auto Parts, Inc. (a)                             9,135        589,664
American Eagle Outfitters, Inc.                          23,025        705,716
AutoZone, Inc. (a)                                        2,729        252,323
Barnes & Noble, Inc. (a)                                 13,879        538,505
Borders Group, Inc.                                       8,040        203,493
Chico's FAS, Inc. (a)                                    15,258        523,044
Circuit City Stores, Inc.                                33,103        572,351
Home Depot, Inc. (The)                                   58,167      2,262,696
Limited Brands, Inc.                                     32,960        706,003
Michaels Stores, Inc.                                    34,301      1,419,032
Office Depot, Inc. (a)                                   39,206        895,465
O'Reilly Automotive, Inc. (a)                             8,704        259,466
Payless ShoeSource, Inc. (a)                             17,227        330,759
Rent-A-Center, Inc. (a)                                   2,933         68,310
Staples, Inc.                                            39,535        842,886
TJX Cos., Inc. (The)                                     19,517        475,239
Toys "R" Us, Inc. (a)                                    31,631        837,589
                                                                  ------------
                                                                    12,999,575
                                                                  ------------

M- 170   MainStay VP Common Stock Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Coach, Inc. (a)                                          15,639   $    525,001
Jones Apparel Group, Inc.                                 4,446        138,004
                                                                  ------------
                                                                       663,005
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (2.4%)
Countrywide Financial Corp.                             145,676      5,624,550
Fannie Mae                                              176,477     10,306,257
Freddie Mac                                              71,453      4,660,879
Independence Community Bank Corp.                        16,819        621,126
Webster Financial Corp.                                   4,523        211,179
                                                                  ------------
                                                                    21,423,991
                                                                  ------------
TOBACCO (2.0%)
VAltria Group, Inc.                                     261,316     16,896,692
Reynolds American, Inc.                                     576         45,389
UST, Inc.                                                28,109      1,283,457
                                                                  ------------
                                                                    18,225,538
                                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (1.7%)
VNextel Communications, Inc. Class A (a)                485,620     15,690,382
Telephone & Data Systems, Inc.                            2,435         99,372
                                                                  ------------
                                                                    15,789,754
                                                                  ------------
Total Common Stocks
  (Cost $846,740,230)                                              904,995,712
                                                                  ------------


                                                         SHARES          VALUE
INVESTMENT COMPANY (0.4%)
------------------------------------------------------------------------------
CAPITAL MARKETS (0.4%)
S&P 500 Index-SPDR Trust, Series 1 (d)                   31,360   $  3,737,485
                                                                  ------------
Total Investment Company
  (Cost $3,735,428)                                                  3,737,485
                                                                  ------------
Total Investments
  (Cost $850,475,658) (e)                                 100.4%   908,733,197(f)
Liabilities in Excess of
  Cash and Other Assets                                    (0.4)    (3,334,659)
                                                    -----------   ------------
Net Assets                                                100.4%  $905,398,538
                                                    ===========   ============

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  Less than one share.
(d) Exchange Traded Fund -- represents a basket of securities that are traded on an exchange.
(e) The cost for federal income tax purposes is $855,184,354.
(f)  At June 30, 2005 net unrealized appreciation was
     $53,548,843, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $105,119,087 and aggregate unrealized depreciation for all investments on which there was an excess of cost over market value of $51,570,244.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 171

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $850,475,658)                $908,733,197
Receivables:
  Investment securities sold                      13,633,797
  Dividends                                        1,070,333
  Fund shares sold                                    95,292
Other assets                                          25,723
                                                ------------
    Total assets                                 923,558,342
                                                ------------
LIABILITIES:
Due to custodian                                   1,757,477
Payables:
  Investment securities purchased                 15,418,140
  Shareholder communication                          319,967
  Fund shares redeemed                               243,412
  Adviser                                            188,267
  Administrator                                      150,613
  Custodian                                           17,958
  NYLIFE Distributors                                  8,077
Accrued expenses                                      55,893
                                                ------------
    Total liabilities                             18,159,804
                                                ------------
Net assets                                      $905,398,538
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    418,519
  Service Class                                       19,229
Additional paid-in capital                       851,481,114
Accumulated undistributed net investment
  income                                           5,616,666
Accumulated net realized loss on investments     (10,394,529)
Net unrealized appreciation on investments        58,257,539
                                                ------------
Net assets                                      $905,398,538
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $865,732,334
                                                ============
Shares of capital stock outstanding               41,851,877
                                                ============
Net asset value per share outstanding           $      20.69
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 39,666,204
                                                ============
Shares of capital stock outstanding                1,922,895
                                                ============
Net asset value per share outstanding           $      20.63
                                                ============

M- 172   MainStay VP Common Stock Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                     $  8,051,895
                                                ------------
    Total income                                   8,051,895
                                                ------------
EXPENSES:
  Advisory                                         1,138,338
  Administration                                     910,671
  Shareholder communication                          193,844
  Professional                                        60,666
  Distribution and service -- Service Class           44,211
  Custodian                                           36,964
  Directors                                           25,505
  Portfolio pricing                                    6,511
  Miscellaneous                                       38,889
                                                ------------
    Total expenses                                 2,455,599
                                                ------------
Net investment income                              5,596,296
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                  14,284,652
Net change in unrealized appreciation on
  investments                                    (13,385,378)
                                                ------------
Net realized and unrealized gain on
  investments                                        899,274
                                                ------------
Net increase in net assets resulting from
  operations                                    $  6,495,570
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2004

                                              2005            2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                $  5,596,296   $  12,799,871
 Net realized gain on investments       14,284,652     148,353,610
 Net increase from payment by
  affiliate for loss on the disposal
  of investment in violation of
  restrictions                                  --         160,608
 Net change in unrealized
  appreciation on investments          (13,385,378)    (65,086,231)
                                      ----------------------------
 Net increase in net assets
  resulting from operations              6,495,570      96,227,858
                                      ----------------------------
Dividends to shareholders:
 From net investment income:
   Initial Class                                --     (12,327,924)
   Service Class                                --        (383,179)
                                      ----------------------------
 Total dividends to shareholders                --     (12,711,103)
                                      ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                         5,719,892      91,409,988
   Service Class                         7,598,315      20,966,187

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Initial Class                                --      12,327,924
   Service Class                                --         383,179
                                      ----------------------------
                                        13,318,207     125,087,278

 Cost of shares redeemed:
   Initial Class                       (69,790,546)   (125,547,914)
   Service Class                        (1,297,100)       (902,834)
                                      ----------------------------
                                       (71,087,646)   (126,450,748)
                                      ----------------------------
    Decrease in net assets derived
     from capital share transactions   (57,769,439)     (1,363,470)
                                      ----------------------------
    Net increase (decrease) in net
     assets                            (51,273,869)     82,153,285

NET ASSETS:
Beginning of period                    956,672,407     874,519,122
                                      ----------------------------
End of period                         $905,398,538   $ 956,672,407
                                      ============================
Accumulated undistributed net
  investment income at end of period  $  5,616,666   $      20,370
                                      ============================

M- 174   MainStay VP Common Stock Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                             INITIAL CLASS
                                -----------------------------------------------------------------------
                                 SIX MONTHS
                                   ENDED
                                  JUNE 30,                     YEAR ENDED DECEMBER 31,
                                   2005*         2004       2003       2002        2001         2000
Net asset value at beginning
  of period                       $  20.52     $  18.75   $  14.98   $  19.99   $    24.28   $    27.78
                                  --------     --------   --------   --------   ----------   ----------
Net investment income                 0.12         0.28(c)     0.17(b)     0.16       0.14         0.15
Net realized and unrealized
  gain (loss) on investments          0.05         1.77       3.78      (5.01)       (4.29)       (1.06)
                                  --------     --------   --------   --------   ----------   ----------
Total from investment
  operations                          0.17         2.05       3.95      (4.85)       (4.15)       (0.91)
                                  --------     --------   --------   --------   ----------   ----------
Less dividends and
  distributions:
  From net investment income            --        (0.28)     (0.18)     (0.16)       (0.14)       (0.15)
  From net realized gain on
    investments                         --           --         --         --           --        (2.44)
                                  --------     --------   --------   --------   ----------   ----------
Total dividends and
  distributions                         --        (0.28)     (0.18)     (0.16)       (0.14)       (2.59)
                                  --------     --------   --------   --------   ----------   ----------
Net asset value at end of
  period                          $  20.69     $  20.52   $  18.75   $  14.98   $    19.99   $    24.28
                                  ========     ========   ========   ========   ==========   ==========
Total investment return               0.82%(d)    10.90%     26.37%    (24.25%)     (17.09%)      (3.34%)
Ratios (to average net
  assets)/
  Supplemental Data:
  Net investment income               1.24%+       1.44%(c)     1.05%     0.89%       0.66%        0.55%
  Expenses                            0.53%+       0.53%      0.52%      0.51%        0.50%        0.50%
Portfolio turnover rate                 42%         151%        72%       120%          93%          77%
Net assets at end of period
  (in 000's)                      $865,732     $923,660   $864,373   $731,686   $1,059,832   $1,331,634

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per
     share and 0.27%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.
*    Unaudited.

M- 176   MainStay VP Common Stock Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                            SERVICE CLASS
      ---------------------------------------------------------
                                                     JUNE 5,
       SIX MONTHS                                    2003(a)
          ENDED              YEAR ENDED              THROUGH
        JUNE 30,            DECEMBER 31,          DECEMBER 31,
          2005*                 2004                  2003
         $ 20.49               $ 18.74               $ 16.45
         -------               -------               -------
            0.11                  0.24(c)               0.07(b)
            0.03                  1.75                  2.38
         -------               -------               -------
            0.14                  1.99                  2.45
         -------               -------               -------
              --                 (0.24)                (0.16)
              --                    --                    --
         -------               -------               -------
              --                 (0.24)                (0.16)
         -------               -------               -------
         $ 20.63               $ 20.49               $ 18.74
         =======               =======               =======
            0.69%(d)             10.62%                14.93%(d)
            0.99%+                1.19%(c)              0.80%+(e)
            0.78%+                0.78%                 0.77%+
              42%                  151%                   72%
         $39,666               $33,013               $10,146

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

PORTFOLIO OF INVESTMENTS JUNE 30, 2005 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE

CONVERTIBLE SECURITIES (79.9%)+
CONVERTIBLE BONDS (63.9%)
------------------------------------------------------------------------------
BIOTECHNOLOGY (1.4%)
CV Therapeutics, Inc.
  3.25%, due 8/16/13                                $ 1,070,000   $  1,138,212
Invitrogen Corp.
  1.50%, due 2/15/24                                  3,935,000      3,807,112
                                                                  ------------
                                                                     4,945,324
                                                                  ------------
CAPITAL MARKETS (2.3%)
Affiliated Managers Group, Inc.
  (zero coupon), due 5/7/21 (f)                       2,750,000      3,327,500
Credit Suisse First Boston, Inc.
  0.50%, due 3/21/11 (c)                              3,670,000      3,403,925
Merrill Lynch & Co., Inc.
  (zero coupon), due 3/13/32 (f)                      1,290,000      1,286,775
                                                                  ------------
                                                                     8,018,200
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (0.6%)
Waste Connections, Inc.
  3.71%, due 5/1/22 (d)                               1,835,000      2,211,175
                                                                  ------------
COMMUNICATIONS EQUIPMENT (1.0%)
AudioCodes Ltd.
  2.00%, due 11/9/24                                    905,000        783,956
CIENA Corp.
  3.75%, due 2/1/08                                   2,435,000      2,161,063
Lucent Technologies, Inc.
  Series B
  2.75%, due 6/15/25                                    650,000        732,062
                                                                  ------------
                                                                     3,677,081
                                                                  ------------
CONSUMER FINANCE (1.0%)
American Express Co.
  1.85%, due 12/1/33                                  3,375,000      3,434,062
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (1.0%)
Verizon Global Funding Corp.
  (zero coupon), due 5/15/21 (e)                      5,755,000      3,589,681
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
At Home Corp.
  4.75%, due 12/15/06 (h)                             2,335,418        945,845
                                                                  ------------
ELECTRIC UTILITIES (0.6%)
PG&E Corp.
  9.50%, due 6/30/10                                    725,000      2,142,375
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.1%)
Flextronics International Ltd.
  1.00%, due 8/1/10                                   3,605,000      3,762,719
Vishay Intertechnology, Inc.
  3.625%, due 08/1/23                                 3,655,000      3,513,369
                                                                  ------------
                                                                     7,276,088
                                                                  ------------
ENERGY EQUIPMENT & SERVICES (19.2%)
VCooper Cameron Corp.
  1.50%, due 5/15/24                                  9,875,000     10,911,875
VDiamond Offshore Drilling, Inc.
  1.50%, due 4/15/31                                  6,055,000      7,447,650
VHalliburton Co.
  3.125%, due 7/15/23                                 9,500,000     13,181,250
VPride International, Inc.
  3.25%, due 5/1/33                                  12,785,000     15,357,981


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
ENERGY EQUIPMENT & SERVICES (CONTINUED)
VSchlumberger Ltd. Series A
  1.50%, due 6/1/23                                 $14,525,000   $ 16,740,063
Weatherford International Ltd.
  (zero coupon), due 6/30/20                          5,525,000      3,529,094
                                                                  ------------
                                                                    67,167,913
                                                                  ------------
FOOD & STAPLES RETAILING (5.6%)
Costco Wholesale Corp.
  (zero coupon), due 8/19/17                          4,735,000      4,847,456
VLehman Brothers Holdings, Inc.
  Series WFMI (Whole Foods Market, Inc.)
  1.25%, due 3/22/12 (g)                             11,080,000     12,174,150
SUPERVALU, Inc.
  (zero coupon), due 11/2/31 (f)                      7,315,000      2,523,675
                                                                  ------------
                                                                    19,545,281
                                                                  ------------
FOOD PRODUCTS (0.3%)
Bunge Limited Finance Corp.
  3.75%, due 11/15/22                                   545,000      1,079,100
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (4.6%)
ALZA Corp.
  (zero coupon), due 7/28/20                          5,525,000      4,958,688
Fisher Scientific International, Inc.
  2.50%, due 10/1/23                                  2,760,000      4,046,850
  3.25%, due 3/1/24                                   2,170,000      2,256,800
Medtronic, Inc.
  1.25%, due 9/15/21                                  4,740,000      4,722,225
                                                                  ------------
                                                                    15,984,563
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (6.0%)
VCarnival Corp.
  1.132%, due 4/29/33                                 8,170,000      6,638,125

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

M- 178   MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE

CONVERTIBLE BONDS (CONTINUED)
------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (CONTINUED)

VHilton Hotels Corp.
  3.375%, due 4/15/23                               $ 9,080,000   $ 10,975,450
International Game Technology
  (zero coupon), due 1/29/33                          5,165,000      3,376,619
                                                                  ------------
                                                                    20,990,194
                                                                  ------------
INDUSTRIAL CONGLOMERATES (2.5%)
VTyco International Group S.A.
  Series A
  2.75%, due 1/15/18                                  6,795,000      8,799,525
                                                                  ------------
INSURANCE (1.1%)
Aon Corp.
  3.50%, due 11/15/12                                 3,020,000      3,786,325
                                                                  ------------
INTERNET & CATALOG RETAIL (1.0%)
Amazon.com, Inc.
  4.75%, due 2/1/09                                   3,640,000      3,503,500
                                                                  ------------
INTERNET SOFTWARE & SERVICES (1.0%)
Yahoo!, Inc.
  (zero coupon), due 4/1/08                           2,040,000      3,526,650
                                                                  ------------
IT SERVICES (0.7%)
DST Systems, Inc.
  Series A
  4.125%, due 8/15/23                                 2,080,000      2,379,000
                                                                  ------------
MEDIA (2.8%)
Lamar Advertising Co.
  2.875%, due 12/31/10                                2,460,000      2,533,800
Liberty Media Corp.
  0.75%, due 3/30/23                                  1,295,000      1,366,225
Sirius Satellite Radio, Inc.
  2.50%, due 2/15/09                                  1,615,000      2,539,588
Walt Disney Co. (The)
  2.125%, due 4/15/23                                 3,210,000      3,310,313
                                                                  ------------
                                                                     9,749,926
                                                                  ------------
METALS & MINING (0.2%)
Placer Dome, Inc.
  2.75%, due 10/15/23                                   660,000        702,075
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.7%)
Reliant Energy, Inc.
  5.00%, due 8/15/10                                  1,705,000      2,529,794
                                                                  ------------
PAPER & FOREST PRODUCTS (0.5%)
International Paper Co.
  (zero coupon), due 6/20/21                          3,055,000      1,680,250
                                                                  ------------
PHARMACEUTICALS (4.8%)
IVAX Corp.
  1.875%, due 12/15/24                                3,075,000      3,555,469
VTeva Pharmaceutical Industries Ltd.
  0.375%, due 11/15/22                                7,185,000     10,588,894
  Series A
  0.50%, due 2/1/24                                   2,715,000      2,674,275
                                                                  ------------
                                                                    16,818,638
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.8%)
ASM International N.V.
  4.25%, due 12/6/11 (c)                            $   875,000   $    852,031
Cymer, Inc.
  3.50%, due 2/15/09                                  1,485,000      1,412,606
Cypress Semiconductor Corp.
  1.25%, due 6/15/08                                  3,245,000      3,447,812
Vitesse Semiconductor International, Inc.
  1.50%, due 10/1/24                                  1,030,000        831,725
                                                                  ------------
                                                                     6,544,174
                                                                  ------------
SOFTWARE (0.8%)
Computer Associates International, Inc.
  1.625%, due 12/15/09                                1,215,000      1,729,856
Sybase, Inc.
  1.75%, due 2/22/25 (c)                              1,220,000      1,169,675
                                                                  ------------
                                                                     2,899,531
                                                                  ------------
Total Convertible Bonds
  (Cost $217,537,863)                                              223,926,270
                                                                  ------------

                                                         SHARES

CONVERTIBLE PREFERRED STOCKS (16.0%)
------------------------------------------------------------------------------
AIRLINES (0.2%)
Continental Air Finance Trust II
  6.00%                                                  32,800        746,200
                                                                  ------------
AUTOMOBILES (1.9%)
Ford Motor Co. Capital Trust II
  6.50%                                                  74,100      2,988,453
General Motors Corp.
  4.50%, Series A                                       148,930      3,621,978
                                                                  ------------
                                                                     6,610,431
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 179


                                                         SHARES          VALUE

CONVERTIBLE PREFERRED STOCKS (CONTINUED)
------------------------------------------------------------------------------
BUILDING PRODUCTS (0.2%)
Owens Corning Capital LLC
  6.50% (c)                                              36,500   $    803,000
                                                                  ------------
CAPITAL MARKETS (1.8%)
Lehman Brothers Holdings, Inc.
  6.25%, Series GIS                                     172,500      4,372,875
State Street Corp.
  6.75%                                                   8,100      1,757,700
                                                                  ------------
                                                                     6,130,575
                                                                  ------------
COMMUNICATIONS EQUIPMENT (1.7%)
Lucent Technologies Capital Trust I
  7.75%                                                   6,175      6,009,819
                                                                  ------------
ELECTRIC UTILITIES (0.7%)
FPL Group, Inc.
  8.00% (i)                                              39,100      2,526,251
                                                                  ------------
GOVERNMENT AGENCIES (1.5%)
Federal National
  Mortgage Association
  5.375%                                                     55      5,340,747
                                                                  ------------
INSURANCE (4.0%)
Conseco, Inc.
  5.50%                                                 133,300      3,665,750
Hartford Financial Services Group, Inc. (The)
  7.00% (j)                                              81,900      5,667,480
Metlife, Inc.
  6.375%                                                172,000      4,509,840
                                                                  ------------
                                                                    13,843,070
                                                                  ------------
METALS & MINING (0.5%)
Freeport-McMoRan Copper & Gold, Inc.
  5.50%                                                   1,775      1,643,428
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.3%)
El Paso Corp.
  9.00% (k)                                              30,100        896,980
                                                                  ------------
OFFICE ELECTRONICS (0.5%)
Xerox Corp.
  6.25%                                                  13,600      1,619,216
                                                                  ------------
OIL & GAS (2.7%)
Amerada Hess Corp.
  7.00%                                                  51,700      4,737,271
Chesapeake Energy Corp.
  5.00%                                                  32,800      4,866,536
                                                                  ------------
                                                                     9,603,807
                                                                  ------------
Total Convertible
  Preferred Stocks
  (Cost $54,733,086)                                                55,773,524
                                                                  ------------
Total Convertible Securities
  (Cost $272,270,949)                                              279,699,794
                                                                  ------------

COMMON STOCKS (8.0%)
------------------------------------------------------------------------------
CAPITAL MARKETS (1.1%)
S&P 500 Depository Receipt (l)                           32,100      3,825,678
                                                                  ------------



                                                         SHARES          VALUE
DIVERSIFIED FINANCIAL SERVICES (0.4%)
Citigroup, Inc.                                          27,974   $  1,293,238
                                                                  ------------
ENERGY EQUIPMENT & SERVICES (3.9%)
BJ Services Co.                                          34,200      1,794,816
Cooper Cameron Corp. (a)                                 14,400        893,520
Grant Prideco, Inc. (a)                                  56,000      1,481,200
Input/Output, Inc. (a)                                  103,100        647,468
Rowan Cos., Inc.                                         72,700      2,159,917
Tidewater, Inc.                                         101,600      3,872,992
Transocean, Inc. (a)                                     50,700      2,736,279
                                                                  ------------
                                                                    13,586,192
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (0.0%) (b)
FHC Delaware, Inc. (a)(m)                                 6,624             66
                                                                  ------------
MEDIA (0.6%)
Sirius Satellite Radio, Inc. (a)                        298,200      1,932,336
Time Warner, Inc. (a)                                    20,400        340,884
                                                                  ------------
                                                                     2,273,220
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.6%)
AES Corp. (The) (a)                                     125,200      2,050,776
                                                                  ------------
PAPER & FOREST PRODUCTS (0.1%)
International Paper Co.                                  14,800        447,108
                                                                  ------------
PHARMACEUTICALS (0.6%)
Merck & Co., Inc.                                        65,200      2,008,160
                                                                  ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.3%)
Semiconductor Holders Trust                              35,700      1,202,019
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

M- 180   MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE

COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
SOFTWARE (0.4%)
Microsoft Corp.                                          55,100   $  1,368,684
                                                                  ------------
Total Common Stocks
  (Cost $26,909,832)                                                28,055,141
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT

CORPORATE BOND (1.6%)
------------------------------------------------------------------------------
BIOTECHNOLOGY (1.6%)
Genzyme Corp.
  1.25%, due 12/1/23                                $ 5,515,000      5,721,812
                                                                  ------------
Total Corporate Bond
  (Cost $5,659,132)                                                  5,721,812
                                                                  ------------

SHORT-TERM INVESTMENTS (10.2%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (9.8%)
AIG Funding, Inc.
  3.08% due 7/6/05                                    2,635,000      2,633,871
American Express Credit Corp.
  3.10% due 7/7/05                                    1,855,000      1,854,042
American General Finance Corp.
  3.11% due 7/18/05                                   3,000,000      2,995,577
Federal Home Loan Banks
  2.70% due 7/5/05                                    4,945,000      4,943,516
  3.12% due 7/11/05                                   3,785,000      3,781,719
Freddie Mac Discount Note
  3.08% due 7/5/05                                    2,000,000      1,999,316
Goldman Sachs Group, Inc. (The)
  3.16% due 7/15/05                                   5,000,000      4,993,848
Toyota Motor Credit Corp.
  3.00% due 7/1/05                                    3,150,000      3,150,000
  3.25% due 7/12/05                                   3,000,000      2,997,020
UBS Finance (Delaware) LLC
  3.35% due 7/1/05                                    5,000,000      5,000,000
                                                                  ------------
Total Commercial Paper
  (Cost $34,348,909)                                                34,348,909
                                                                  ------------

                                                         SHARES          VALUE

INVESTMENT COMPANY (0.4%)
AIM Institutional Funds Group (n)                     1,502,828      1,502,828
                                                                  ------------
Total Investment Company
  (Cost $1,502,828)                                                  1,502,828
                                                                  ------------
Total Short-Term Investments
  (Cost $35,851,737)                                                35,851,737
                                                                  ------------
Total Investments
  (Cost $338,691,649) (o)                                  99.7%   349,328,484(p)
Cash and Other Assets
  Less Liabilities                                          0.3        945,960
                                                    -----------   ------------
Net Assets                                                100.0%  $350,274,444
                                                    ===========   ============


(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Floating rate. Rate shown is the rate in effect at June
     30, 2005.
(e) Represents a security, or a portion thereof, which is out on loan.
(f) LYON -- Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(g) Synthetic Convertible -- An equity-linked security issued by an entity other than the issuer of the underlying equity instrument.
(h)  Issue in default.
(i) Equity Units -- each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $50.00 by February 16, 2006.
(j) Equity Units -- each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $50.00 by August 16, 2006.
(k) Equity Units -- each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $50.00 by August 16, 2005.
(l) Exchange Traded Fund -- Represents a basket of securities that are traded on an exchange.
(m)  Fair valued security.
(n) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o) The cost for federal income tax purposes is $340,632,669.
(p)  At June 30, 2005 net unrealized appreciation was
     $8,695,815, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $17,993,216 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $9,297,401.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 181

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $338,691,649) including $1,405,309
  market value of securities loaned             $349,328,484
Deposit with broker for securities loaned              1,521
Cash                                                  75,760
Receivables:
  Investment securities sold                       2,757,740
  Dividends and interest                           1,123,470
  Fund shares sold                                    49,443
Other assets                                           9,807
                                                ------------
    Total assets                                 353,346,225
                                                ------------
LIABILITIES:
Securities lending collateral                      1,504,349
Payables:
  Investment securities purchased                  1,070,000
  Fund shares redeemed                               139,950
  Shareholder communication                          136,397
  Adviser                                            103,860
  Administrator                                       57,700
  NYLIFE Distributors                                 17,419
  Custodian                                            6,410
Accrued expenses                                      35,696
                                                ------------
    Total liabilities                              3,071,781
                                                ------------
Net assets                                      $350,274,444
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    235,192
  Service Class                                       76,305
Additional paid-in capital                       346,355,000
Accumulated undistributed net
  investment income                                3,092,248
Accumulated net realized loss
  on investments                                 (10,121,136)
Net unrealized appreciation
  on investments                                  10,636,835
                                                ------------
Net assets                                      $350,274,444
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $264,656,307
                                                ============
Shares of capital stock outstanding               23,519,202
                                                ============
Net asset value per share outstanding           $      11.25
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 85,618,137
                                                ============
Shares of capital stock outstanding                7,630,540
                                                ============
Net asset value per share outstanding           $      11.22
                                                ============

M- 182   MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 2,261,357
  Dividends                                        1,592,426
  Income from securities loaned -- net               103,594
                                                 -----------
    Total Income                                   3,957,377
                                                 -----------
EXPENSES:
  Advisory                                           631,908
  Administration                                     351,060
  Distribution and service -- Service Class           99,150
  Shareholder communication                           83,727
  Professional                                        43,061
  Custodian                                           19,310
  Directors                                           10,598
  Portfolio pricing                                    3,299
  Miscellaneous                                       15,606
                                                 -----------
    Total expenses                                 1,257,719
                                                 -----------
Net investment income                              2,699,658
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                  12,044,552
Net change in unrealized appreciation on
  investments                                    (15,497,688)
                                                 -----------
Net realized and unrealized loss on investments   (3,453,136)
                                                 -----------
Net decrease in net assets resulting from
  operations                                     $  (753,478)
                                                 ===========

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 183

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2004

                                            2005           2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income              $  2,699,658   $  6,606,010
 Net realized gain on investments     12,044,552     14,981,415
 Net change in unrealized
  appreciation on investments        (15,497,688)    (1,165,619)
                                    ---------------------------
 Net increase (decrease) in net
  assets resulting from operations      (753,478)    20,421,806
                                    ---------------------------

Dividends to shareholders:

 From net investment income:
   Initial Class                              --     (5,520,255)
   Service Class                              --     (1,305,524)
                                    ---------------------------
 Total dividends to shareholders              --     (6,825,779)
                                    ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                       3,515,421     29,309,634
   Service Class                      13,928,517     51,125,505

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Initial Class                              --      5,520,255
   Service Class                              --      1,305,524
                                    ---------------------------
                                      17,443,938     87,260,918

 Cost of shares redeemed:
   Initial Class                     (30,113,375)   (45,869,033)
   Service Class                      (4,349,155)    (2,656,652)
                                    ---------------------------
                                     (34,462,530)   (48,525,685)
                                    ---------------------------
    Increase (decrease) in net
     assets derived from capital
     share transactions              (17,018,592)    38,735,233
                                    ---------------------------
    Net increase (decrease) in net
     assets                          (17,772,070)    52,331,260

NET ASSETS:
Beginning of period                  368,046,514    315,715,254
                                    ---------------------------
End of period                       $350,274,444   $368,046,514
                                    ===========================
Accumulated undistributed net
 investment income at end of
 period                             $  3,092,248   $    392,590
                                    ===========================

M- 184   MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          INITIAL CLASS
                                -----------------------------------------------------------------
                                SIX MONTHS
                                  ENDED
                                 JUNE 30,                  YEAR ENDED DECEMBER 31,
                                  2005*        2004       2003       2002       2001       2000
Net asset value at beginning
  of period                      $  11.26    $  10.82   $   9.04   $  10.11   $  10.71   $  12.68
                                 --------    --------   --------   --------   --------   --------
Net investment income                0.09        0.21       0.27(b)     0.28      0.36(c)     0.42
Net realized and unrealized
  gain (loss) on investments        (0.10)       0.45       1.74      (1.08)     (0.58)(c)    (1.00)
                                 --------    --------   --------   --------   --------   --------
Total from investment
  operations                        (0.01)       0.66       2.01      (0.80)     (0.22)     (0.58)
                                 --------    --------   --------   --------   --------   --------
Less dividends and
  distributions:
  From net investment income           --       (0.22)     (0.23)     (0.27)     (0.38)     (0.42)
  From net realized gain on
    investments                        --          --         --         --         --      (0.97)
                                 --------    --------   --------   --------   --------   --------
Total dividends and
  distributions                        --       (0.22)     (0.23)     (0.27)     (0.38)     (1.39)
                                 --------    --------   --------   --------   --------   --------
Net asset value at end of
  period                         $  11.25    $  11.26   $  10.82   $   9.04   $  10.11   $  10.71
                                 ========    ========   ========   ========   ========   ========
Total investment return             (0.09%)(d)     6.11%    22.23%    (7.91%)    (2.18%)    (5.02%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income            1.59%+      1.94%      2.71%      2.97%      3.86%(c)     4.25%
    Expenses                         0.66%+      0.66%      0.67%      0.67%      0.67%      0.66%
Portfolio turnover rate                46%        108%        76%        95%       171%       183%
Net assets at end of period
  (in 000's)                     $264,656    $291,995   $292,043   $204,263   $202,564   $168,085

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income                       $(0.00)(e)
          Increase net realized and unrealized gains and
            losses                                               0.00(e)
          Decrease ratio of net investment income               (0.11%)

(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.
*    Unaudited.

M- 186   MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                   SERVICE CLASS
----------------------------------------------------
                                          JUNE 5,
    SIX MONTHS                            2003(a)
      ENDED           YEAR ENDED          THROUGH
     JUNE 30,        DECEMBER 31,       DECEMBER 31,
      2005*              2004               2003
     $ 11.24           $ 10.81            $  9.95
     -------           -------            -------
        0.08              0.20               0.14(b)
            )
       (0.10              0.43               0.94
     -------           -------            -------
       (0.02)             0.63               1.08
     -------           -------            -------
          --             (0.20)             (0.22)
          --                --                 --
     -------           -------            -------
          --             (0.20)             (0.22)
     -------           -------            -------
     $ 11.22           $ 11.24            $ 10.81
     =======           =======            =======
       (0.21%)(d)         5.85%             10.84%(d)
        1.34%+            1.69%              2.46%+(e)
        0.91%+            0.91%              0.92%+
          46%              108%                76%
     $85,618           $76,052            $23,672

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 187

PORTFOLIO OF INVESTMENTS JUNE 30, 2005 UNAUDITED


                                                        SHARES         VALUE
COMMON STOCKS (96.2%)+
----------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.0%)
Aviall, Inc.                                            14,700   $   464,373
Curtiss-Wright Corp.                                     3,800       205,010
Hexcel Corp. (a)                                        25,900       438,228
Moog, Inc. Class A (a)                                   8,550       269,240
                                                                 -----------
                                                                   1,376,851
                                                                 -----------
AUTO COMPONENTS (0.2%)
Commercial Vehicle Group, Inc. (a)                       5,400        95,850
                                                                 -----------
BIOTECHNOLOGY (2.7%)
Abgenix, Inc. (a)                                       43,000       368,940
Affymetrix, Inc. (a)                                     6,400       345,152
CV Therapeutics, Inc. (a)                               18,900       423,738
Vion Pharmaceuticals, Inc. (a)                          55,700       120,869
                                                                 -----------
                                                                   1,258,699
                                                                 -----------
CAPITAL MARKETS (0.7%)
Greenhill & Co., Inc.                                    7,600       307,876
                                                                 -----------
COMMERCIAL BANKS (3.3%)
Amegy Bancorp, Inc.                                      5,300       118,614
Cathay Bancorp, Inc.                                     9,700       326,987
CoBiz, Inc.                                              7,200       130,536
VSVB Financial Group (a)                                14,500       694,550
Western Alliance Bancorp (a)                             8,400       213,360
                                                                 -----------
                                                                   1,484,047
                                                                 -----------
COMMERCIAL SERVICES & SUPPLIES (6.7%)
51job, Inc. (a)(b)                                       6,000        76,200
VBright Horizons Family Solutions (a)                   15,600       635,232
VCorporate Executive Board Co. (The)                     8,200       642,306
CRA International, Inc. (a)                              5,900       317,715
Healthcare Services Group, Inc.                         11,775       236,442
Heidrick & Struggles International, Inc. (a)             6,700       174,736
Morningstar, Inc. (a)                                   19,200       540,480
Resources Connection, Inc. (a)                          10,700       248,561
Universal Technical Institute, Inc. (a)                  6,000       199,200
                                                                 -----------
                                                                   3,070,872
                                                                 -----------
COMMUNICATIONS EQUIPMENT (1.2%)
Plantronics, Inc.                                        6,200       225,432
SiRF Technology Holdings, Inc. (a)                      19,900       351,832
                                                                 -----------
                                                                     577,264
                                                                 -----------
COMPUTERS & PERIPHERALS (1.2%)
Avid Technology, Inc. (a)                                  700        37,296
M-Systems Flash Disk Pioneers Ltd. (a)                   9,000       172,530
UNOVA, Inc. (a)                                         12,200       324,886
                                                                 -----------
                                                                     534,712
                                                                 -----------


                                                        SHARES         VALUE
CONSUMER FINANCE (0.4%)
Nelnet, Inc. (a)                                         5,700   $   189,639
                                                                 -----------
DIVERSIFIED FINANCIAL SERVICES (0.7%)
International Securities Exchange, Inc. (a)             13,800       346,518
                                                                 -----------
ELECTRICAL EQUIPMENT (0.4%)
Ultralife Batteries, Inc. (a)                           10,600       171,190
                                                                 -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.9%)
Cognex Corp.                                            12,200       319,518
Trimble Navigation Ltd. (a)                             13,800       537,786
                                                                 -----------
                                                                     857,304
                                                                 -----------
ENERGY EQUIPMENT & SERVICES (5.2%)
Atwood Oceanics, Inc. (a)                                5,200       320,112
VCal Dive International, Inc. (a)                       12,000       628,440
Hydril (a)                                               8,400       456,540
Todco Class A (a)                                       14,500       372,215
Unit Corp. (a)                                          13,300       585,333
                                                                 -----------
                                                                   2,362,640
                                                                 -----------
FOOD & STAPLES RETAILING (1.2%)
United Natural Foods, Inc. (a)                          17,700       537,549
                                                                 -----------
HEALTH CARE EQUIPMENT & SUPPLIES (8.3%)
American Medical Systems Holdings, Inc. (a)             22,700       468,755
ArthroCare Corp. (a)                                    16,900       590,486
Foxhollow Technologies, Inc. (a)                        10,600       405,662
Hologic, Inc. (a)                                        8,300       329,925
Integra LifeSciences Holdings (a)                        6,100       178,120
Intuitive Surgical, Inc. (a)                             7,400       345,136
Kyphon, Inc. (a)                                         9,300       323,547
VSybron Dental Specialties, Inc. (a)                    17,200       647,064
Ventana Medical Systems, Inc. (a)                       11,700       470,691
                                                                 -----------
                                                                   3,759,386
                                                                 -----------
HEALTH CARE PROVIDERS & SERVICES (9.3%)
Advisory Board Co. (The) (a)                            10,000       487,400
Amedisys, Inc. (a)                                       3,400       125,052
AMERIGROUP Corp. (a)                                    11,900       478,380
VCentene Corp. (a)                                      18,200       611,156
LabOne, Inc.                                             9,700       386,157
SFBC International, Inc. (a)                            15,800       610,354
VSierra Health Services, Inc. (a)                        9,600       686,016

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

M- 188   MainStay VP Developing Growth Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES         VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Symbion, Inc. (a)                                       16,000   $   381,600
WellCare Health Plans, Inc. (a)                         13,800       490,038
                                                                 -----------
                                                                   4,256,153
                                                                 -----------
HOTELS, RESTAURANTS & LEISURE (7.1%)
Mikohn Gaming Corp. (a)                                 25,200       371,070
VP.F. Chang's China Bistro, Inc. (a)                    12,400       731,352
Panera Bread Co. Class A (a)                             9,100       564,973
Scientific Games Corp. Class A (a)                      23,000       619,390
Shuffle Master, Inc. (a)                                18,500       518,555
Sonic Corp. (a)                                         13,600       415,208
                                                                 -----------
                                                                   3,220,548
                                                                 -----------
INSURANCE (0.8%)
ProAssurance Corp. (a)                                   8,200       342,432
                                                                 -----------
INTERNET & CATALOG RETAIL (2.0%)
Blue Nile, Inc. (a)                                      6,900       225,561
Overstock.com, Inc. (a)                                  3,000       106,800
SINA Corp. (a)                                           5,900       164,610
Stamps.com, Inc. (a)                                    22,300       418,125
                                                                 -----------
                                                                     915,096
                                                                 -----------
INTERNET SOFTWARE & SERVICES (5.1%)
aQuantive, Inc. (a)                                     24,800       439,456
Blue Coat Systems, Inc. (a)                             18,600       555,768
Digitas, Inc. (a)                                       42,500       484,925
Openwave Systems, Inc. (a)                              26,800       439,520
WebEx Communications, Inc. (a)                          15,200       401,432
                                                                 -----------
                                                                   2,321,101
                                                                 -----------
IT SERVICES (5.2%)
Anteon International Corp. (a)                           7,400       337,588
CACI International, Inc. Class A (a)                     5,900       372,644
Euronet Worldwide, Inc. (a)                             11,100       322,677
Kanbay International, Inc. (a)                          16,500       381,315
Sapient Corp. (a)                                       51,600       409,188
SRA International, Inc. Class A (a)                     15,500       538,160
                                                                 -----------
                                                                   2,361,572
                                                                 -----------
LEISURE EQUIPMENT & PRODUCTS (1.0%)
Marvel Enterprises, Inc. (a)                            24,100       475,252
                                                                 -----------
MACHINERY (0.5%)
CLARCOR, Inc.                                            7,900       231,075
                                                                 -----------
METALS & MINING (1.9%)
Alpha Natural Resources, Inc. (a)                       11,200       267,456
Foundation Coal Holdings, Inc.                          13,100       339,814
Titanium Metals Corp. (a)                                4,400       249,876
                                                                 -----------
                                                                     857,146
                                                                 -----------


                                                        SHARES         VALUE
OIL & GAS (3.7%)
Bill Barrett Corp. (a)                                   7,700   $   227,766
Denbury Resources, Inc. (a)                             11,400       453,378
Encore Acquisition Co. (a)                               6,900       282,900
Energy Partners, Ltd. (a)                                8,900       233,269
KCS Energy, Inc.                                        18,700       324,819
Penn Virginia Corp.                                      4,100       183,147
                                                                 -----------
                                                                   1,705,279
                                                                 -----------
PERSONAL PRODUCTS (0.7%)
Nu Skin Enterprises, Inc.                               14,200       330,860
                                                                 -----------
PHARMACEUTICALS (3.1%)
VKos Pharmaceuticals, Inc. (a)                           9,900       648,450
Noven Pharmaceuticals, Inc. (a)                         21,000       367,080
PRA International (a)                                   15,000       401,700
                                                                 -----------
                                                                   1,417,230
                                                                 -----------
REAL ESTATE (1.0%)
Jones Lang LaSalle, Inc. (a)                            10,000       442,300
                                                                 -----------
ROAD & RAIL (0.7%)
Landstar System, Inc. (a)                               10,900       328,308
                                                                 -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.6%)
ATMI, Inc. (a)                                           9,150       265,441
FormFactor, Inc. (a)                                    12,000       317,040
Microsemi Corp. (a)                                     21,900       411,720
Trident Microsystems, Inc. (a)                          18,700       424,303
Varian Semiconductor Equipment Associates, Inc.
  (a)                                                    5,400       199,800
                                                                 -----------
                                                                   1,618,304
                                                                 -----------
SOFTWARE (6.6%)
Blackboard, Inc. (a)                                    15,600       373,152
FactSet Research Systems, Inc.                          13,600       487,424
Kronos, Inc. (a)                                         4,950       199,931
Red Hat, Inc. (a)                                       26,200       343,220
Salesforce.com, Inc. (a)                                22,000       450,560
SS&C Technologies, Inc.                                 10,300       326,304
Ultimate Software Group, Inc. (a)                       12,000       196,800
Wind River Systems, Inc. (a)                            27,200       426,496
Witness Systems, Inc. (a)                               11,900       216,937
                                                                 -----------
                                                                   3,020,824
                                                                 -----------
SPECIALTY RETAIL (3.7%)
Guess?, Inc. (a)                                        17,800       295,124
Guitar Center, Inc. (a)                                  7,000       408,590
Hibbett Sporting Goods, Inc. (a)                        11,200       423,808
Pacific Sunwear of California, Inc. (a)                 14,200       326,458
Zumiez, Inc. (a)                                         7,600       221,540
                                                                 -----------
                                                                   1,675,520
                                                                 -----------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 189


                                                        SHARES         VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
TELECOMMUNICATIONS (0.9%)
NeuStar, Inc. (a)                                       15,800   $   404,480
                                                                 -----------
TEXTILES, APPAREL & LUXURY GOODS (2.2%)
Fossil, Inc. (a)                                         8,650       196,355
Quiksilver, Inc. (a)                                    21,600       345,168
Volcom, Inc. (a)                                         2,900        77,633
Warnaco Group, Inc. (The) (a)                           16,000       372,000
                                                                 -----------
                                                                     991,156
                                                                 -----------
Total Common Stocks (Cost $38,220,969)                            43,845,033
                                                                 -----------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENT (4.1%)
----------------------------------------------------------------------------
TIME DEPOSIT (4.1%)
Bank of New York Cayman
  2.0625%, due 7/1/05                               $1,854,000     1,854,000
                                                                 -----------
Total Short-Term Investment (Cost $1,854,000)                      1,854,000
                                                                 -----------
Total Investments (Cost $40,074,969) (c)                 100.3%   45,699,033(d)
Liabilities in Excess of
  Cash and Other Assets                                   (0.3)     (148,126)
                                                    ----------   -----------
Net Assets                                               100.0%  $45,550,907
                                                    ==========   ===========

(a)  Non-income producing security.
(b)  ADR-American Depositary Receipt.
(c)  The cost for federal income tax purposes is $40,267,061.
(d)  At June 30, 2005 net unrealized appreciation was
     $5,431,972 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $6,360,040 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $928,068.

M- 190   MainStay VP Developing Growth Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $40,074,969)                              $45,699,033
Cash                                                   4,609
Receivables:
  Investment securities sold                       1,062,085
  Fund shares sold                                    12,714
  Dividends and interest                                 111
Other assets                                           1,401
                                                 -----------
    Total assets                                  46,779,953
                                                 -----------
LIABILITIES:
Payables:
  Investment securities purchased                  1,134,413
  Adviser                                             21,993
  Fund shares redeemed                                 9,782
  Custodian                                            8,442
  Administrator                                        7,331
  NYLIFE Distributors                                  3,716
Accrued expenses                                      43,369
                                                 -----------
    Total liabilities                              1,229,046
                                                 -----------
Net assets                                       $45,550,907
                                                 ===========
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share) 200
  million shares authorized
  Initial Class                                  $    29,741
  Service Class                                       20,687
Additional paid-in capital                        47,736,272
Accumulated net investment loss                     (222,636)
Accumulated net realized loss on investments      (7,637,221)
Net unrealized appreciation on investments         5,624,064
                                                 -----------
Net assets                                       $45,550,907
                                                 ===========
INITIAL CLASS
Net assets applicable to outstanding shares      $26,921,496
                                                 ===========
Shares of capital stock outstanding                2,974,116
                                                 ===========
Net asset value per share outstanding            $      9.05
                                                 ===========
SERVICE CLASS
Net assets applicable to outstanding shares      $18,629,411
                                                 ===========
Shares of capital stock outstanding                2,068,703
                                                 ===========
Net asset value per share outstanding            $      9.01
                                                 ===========

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 191

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED

INVESTMENT INCOME:

INCOME:
  Dividends                                        $  29,922
  Interest                                            17,563
                                                   ---------
        Total income                                  47,485
                                                   ---------
EXPENSES:
  Advisory                                           141,096
  Administration                                      47,032
  Distribution and service -- Service Class           20,625
  Custodian                                           19,733
  Professional                                        18,446
  Shareholder communication                           10,840
  Directors                                            2,575
  Portfolio pricing                                    2,352
  Miscellaneous                                       13,025
                                                   ---------
        Total expenses                               275,724
  Fees paid indirectly (See Note 3(A))                (5,603)
                                                   ---------
        Net expenses                                 270,121
                                                   ---------
Net investment loss                                 (222,636)
                                                   ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                      75,335
Net change in unrealized appreciation on
  investments                                       (412,627)
                                                   ---------
Net realized and unrealized loss on investments     (337,292)
                                                   ---------
Net decrease in net assets resulting from
  operations                                       $(559,928)
                                                   =========

M- 192   MainStay VP Developing Growth Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2004

                                              2005          2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss                  $   (222,636)  $  (436,728)
 Net realized gain on investments           75,335     1,747,640
 Net change in unrealized
  appreciation (depreciation) on
  investments                             (412,627)    1,540,393
                                      --------------------------
 Net increase (decrease) in net
  assets resulting from operations        (559,928)    2,851,305
                                      --------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                           901,531     4,702,029
   Service Class                         3,489,070    11,445,887
                                      --------------------------
                                         4,390,601    16,147,916

Cost of shares redeemed:
   Initial Class                        (9,973,745)   (8,050,906)
   Service Class                        (1,007,827)     (833,605)
                                      --------------------------
                                       (10,981,572)   (8,884,511)
                                      --------------------------
    Increase (decrease) in net
     assets derived from capital
     share transactions                 (6,590,971)    7,263,405
                                      --------------------------
    Net increase (decrease) in net
     assets                             (7,150,899)   10,114,710

NET ASSETS:
Beginning of period                     52,701,806    42,587,096
                                      --------------------------
End of period                         $ 45,550,907   $52,701,806
                                      ==========================
Accumulated net investment loss at
 end of period                        $   (222,636)  $        --
                                      ==========================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 193

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                           INITIAL CLASS
                                -------------------------------------------------------------------
                                 SIX MONTHS
                                   ENDED
                                  JUNE 30,                   YEAR ENDED DECEMBER 31,
                                   2005*         2004       2003       2002       2001       2000
Net asset value at beginning
  of period                       $  9.07      $  8.57    $  6.19    $  8.71    $  9.40    $ 11.94
                                  -------      -------    -------    -------    -------    -------
Net investment loss (b)             (0.04)       (0.07)     (0.07)     (0.07)     (0.07)     (0.07)
Net realized and unrealized
  gain (loss) on investments         0.02         0.57       2.45      (2.45)     (0.62)     (2.19)
                                  -------      -------    -------    -------    -------    -------
Total from investment
  operations                        (0.02)        0.50       2.38      (2.52)     (0.69)     (2.26)
                                  -------      -------    -------    -------    -------    -------
Less distributions:
  From net realized gain on
    investments                        --           --         --         --         --      (0.28)
                                  -------      -------    -------    -------    -------    -------
Net asset value at end of
  period                          $  9.05      $  9.07    $  8.57    $  6.19    $  8.71    $  9.40
                                  =======      =======    =======    =======    =======    =======
Total investment return             (0.24%)(c)    5.86%     38.49%    (28.98%)    (7.34%)   (19.08%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss             (0.86%)+     (0.88%)    (1.01%)    (0.92%)    (0.83%)    (0.68%)
    Expenses                         1.06%+       1.08%#     1.19%      1.10%      1.08%      1.07%
Portfolio turnover rate                65%         129%       103%        62%        49%        51%
Net assets at end of period
  (in 000's)                      $26,921      $36,604    $38,146    $22,338    $31,243    $36,015

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
#    Includes fees paid indirectly which amounted to 0.01% of
     average net assets for the year ended December 31, 2004.
+    Annualized.
*    Unaudited.

M- 194   MainStay VP Developing Growth Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                   SERVICE CLASS
----------------------------------------------------
                                          JUNE 5,
    SIX MONTHS                            2003(a)
      ENDED           YEAR ENDED          THROUGH
     JUNE 30,        DECEMBER 31,       DECEMBER 31,
      2005*              2004               2003
     $  9.04           $  8.56             $ 7.20
     -------           -------             ------
       (0.05)            (0.09)             (0.06)
        0.02              0.57               1.42
     -------           -------             ------
       (0.03)             0.48               1.36
     -------           -------             ------
          --                --                 --
     -------           -------             ------
     $  9.01           $  9.04             $ 8.56
     =======           =======             ======
       (0.36%)(c)         5.60%             18.83%(c)
       (1.11%)+          (1.13%)            (1.26%)+(d)
        1.31%+            1.33%#             1.44%+
          65%              129%               103%
     $18,629           $16,098             $4,441

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 195

PORTFOLIO OF INVESTMENTS JUNE 30, 2005 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
LONG-TERM INVESTMENTS (84.5%)+
FLOATING RATE LOANS (74.0%) (a)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.9%)
VHexcel Corp.
  Term Loan B
  4.875%-5.0625%, due 3/1/12                        $ 1,644,444   $ 1,656,778
                                                                  -----------
APPAREL RETAIL (0.9%)
Eddie Bauer, Inc.
  Term Loan B
  6.05%, due 6/21/11                                    500,000       507,500
                                                                  -----------
APPAREL, ACCESSORIES & LUXURY GOODS (2.7%)
VSt. John's Knits International, Inc.
  Tranche B Term Loan
  6.00%, due 3/23/12                                  1,496,250     1,509,342
                                                                  -----------
AUTO PARTS & EQUIPMENT (2.0%)
TRW Automotive Holdings Corp.
  Term Loan B
  5.08%, due 6/30/12                                  1,113,168     1,115,354
                                                                  -----------
BROADCASTING & CABLE TV (7.0%)
VCharter Operating Co. LLC
  Term Loan B
  6.44%, due 4/7/11                                   1,957,557     1,943,574
VDirect TV
  Term Loan B
  4.7363%, due 4/13/13                                2,000,000     2,005,833
                                                                  -----------
                                                                    3,949,407
                                                                  -----------
BUILDING PRODUCTS (2.6%)
Stile Acquisition Corp.
  Canadian Term Loan
  5.21%-5.49%, due 4/6/13                               747,488       745,827
  U.S. Term Loan
  5.21%-5.49%, due 4/6/13                               748,762       747,098
                                                                  -----------
                                                                    1,492,925
                                                                  -----------
CASINOS & GAMING (5.7%)
Resorts International Holdings LLC
  2nd Lien Term Loan
  9.07%, due 4/26/13                                    500,000       500,625
  Term Loan B
  5.83%, due 4/26/12                                  1,047,375     1,059,944
VVenetian Casino Resort LLC
  Term Loan B
  5.24%, due 6/15/11 (b)                              1,658,120     1,673,220
                                                                  -----------
                                                                    3,233,789
                                                                  -----------

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
DISTILLERS & VINTNERS (1.8%)
Constellation Brands, Inc.
  Term Loan B
  4.75%-5.1875% due 11/30/11                        $ 1,000,000   $ 1,008,750
                                                                  -----------
DIVERSIFIED CHEMICALS (1.4%)
BCP Crystal US Holdings Corp.
  Term Loan
  5.74%, due 4/6/11 (b)                                 808,393       818,835
                                                                  -----------
ELECTRIC UTILITIES (1.7%)
Allegheny Energy Supply Co. LLC
  Term Advance
  5.59%-5.88%, due 3/8/11                               985,421       987,146
                                                                  -----------
ENVIRONMENTAL SERVICES (3.5%)
Allied Waste North America, Inc.
  Term Loan
  5.17%-5.52%, due 1/15/12                            1,416,182     1,418,596
  Tranche A Credit Linked Deposit
  4.9925%, due 1/15/12                                  540,541       541,517
                                                                  -----------
                                                                    1,960,113
                                                                  -----------
HEALTH CARE FACILITIES (5.3%)
Healthsouth Corp.
  Term Loan
  8.22%, due 6/15/10                                    500,000       505,000
Lifepoint Hospitals, Inc.
  Term Loan
  4.845%, due 4/15/12                                   990,000       990,247
VSelect Medical Corp.
  Tranche B Term Loan
  4.84%-5.04%, due 2/24/12                            1,500,000     1,501,607
                                                                  -----------
                                                                    2,996,854
                                                                  -----------
HEALTH CARE SERVICES (1.8%)
Alliance Imaging, Inc.
  Term Loan C
  5.4375%-5.75%, due 12/29/11                         1,000,000     1,010,833
                                                                  -----------
HOUSEHOLD PRODUCTS (4.0%)
Johnsondiversey Holdings, Inc.
  Tranche B Dollar Term Loan
  4.96%, due 11/3/09                                  1,240,912     1,250,607
Spectrum Brand
  Term Loan
  5.16%-5.28%, due 2/6/12                               997,500     1,007,891
                                                                  -----------
                                                                    2,258,498
                                                                  -----------

+ Percentages indicated are based on Portfolio net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

M- 196   MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
FLOATING RATE LOANS (CONTINUED)
-----------------------------------------------------------------------------
INVESTMENT BANKING & BROKERAGE (1.8%)
Refco Finance Holdings LLC
  Term Loan B
  5.3144%, due 8/5/11                               $   996,904   $   999,147
                                                                  -----------
METAL & GLASS CONTAINERS (3.6%)
Berry Plastics Corp.
  Term Loan
  5.11%-5.60%, due 7/22/10                            1,000,000     1,014,750
Owens Illinois Group, Inc.
  Term Loan C
  5.11%, due 4/1/08                                   1,000,000     1,007,083
                                                                  -----------
                                                                    2,021,833
                                                                  -----------
MOVIES & ENTERTAINMENT (1.8%)
Metro-Goldwyn-Mayer Studios, Inc.
  Term Loan
  5.74%, due 4/8/12                                   1,000,000     1,002,875
                                                                  -----------
MULTI-UTILITIES & UNREGULATED POWER (7.9%)
Cogentrix Energy, Inc.
  Term Loan
  5.24%, due 4/14/12                                  1,399,873     1,407,457
Covanta Energy Corp.
  1st Lien Term Loan
  6.46%, due 6/24/12                                    447,154       450,508
  Funded Letter of Credit
  6.36%, due 6/24/12                                    552,846       556,992
VReliant Energy, Inc.
  Term Loan
  5.675%-6.0888%, due 4/30/10                         2,000,000     2,017,142
                                                                  -----------
                                                                    4,432,099
                                                                  -----------
OFFICE SERVICES & SUPPLIES (1.8%)
Fidelity National Information Services, Inc.
  Term Loan B
  4.96%, due 3/8/13                                     997,297       992,623
                                                                  -----------
OIL & GAS EXPLORATION & PRODUCTION (1.8%)
Kerr-McGee Corp.
  Term Loan X
  5.55%, due 5/18/07                                  1,000,000     1,005,750
                                                                  -----------
PACKAGED FOODS & MEATS (1.8%)
Pinnacle Foods Holding Corp.
  Term Loan
  6.22%-6.37%, due 11/25/10                             997,475     1,000,592
                                                                  -----------

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
REAL ESTATE INVESTMENT TRUSTS (1.8%)
Macerich Co.
  Term Loan
  4.82%, due 4/25/10                                $ 1,000,000   $   997,500
                                                                  -----------
SPECIALTY STORES (2.7%)
VEye Care Centers of America, Inc.
  Term Loan
  6.12%-6.40%, due 3/1/12                             1,500,000     1,505,625
                                                                  -----------
TEXTILES (1.3%)
Spring Industries, Inc.
  Term Loan
  6.25%, due 12/7/10                                    748,120       748,588
                                                                  -----------
TIRE & RUBBER (2.6%)
Goodyear Tire & Rubber Co.
  2nd Lien Term Loan
  5.89%, due 4/30/10                                  1,500,000     1,496,786
                                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES (1.8%)
American Tower, Inc.
  Term Loan C
  5.21%, due 8/31/11                                    997,500     1,004,150
                                                                  -----------
Total Floating Rate Loans (Cost $41,620,650)                       41,713,692
                                                                  -----------

FOREIGN FLOATING RATE LOANS (10.5%) (a)
-----------------------------------------------------------------------------
BROADCASTING & CABLE TV (3.6%)
VUPC Broadband Holdings BV
  Term Loan H-2
  5.752%, due 9/30/12                                 2,000,000     1,996,944
                                                                  -----------
ELECTRONIC EQUIPMENT MANUFACTURERS (3.6%)
Invensys PLC
  2nd Lien Term Loan
  TBA, due 12/5/09                                      500,000       503,750
VInvensys International Holdings, Ltd.
  Bonding Facility
  6.3513%, due 3/5/09                                 1,500,000     1,507,500
                                                                  -----------
                                                                    2,011,250
                                                                  -----------

+ Percentages indicated are based on Portfolio net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 197

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
FOREIGN FLOATING RATE LOANS (CONTINUED)
-----------------------------------------------------------------------------
PHARMACEUTICALS (1.5%)
Warner Chilcott Corp.
  Tranche B Acquisition
  5.96%-7.75%, due 1/18/12 (b)                      $   545,910   $   546,593
  Tranche C Acquisition
  6.01%-7.75%, due 1/18/12 (b)                          219,975       220,250
  Tranche D Acquisition
  6.01%-7.75%, due 1/18/12 (b)                          101,622       101,749
                                                                  -----------
                                                                      868,592
                                                                  -----------
TRADING COMPANIES & DISTRIBUTORS (1.8%)
Ashtead Group PLC
  Term Loan B
  5.5625%, due 11/12/09                               1,000,000     1,008,333
                                                                  -----------
Total Foreign Floating Rate Loans (Cost
  $5,910,019)                                                       5,885,119
                                                                  -----------
Total Long-Term Investments (Cost $47,530,669)                     47,598,811
                                                                  -----------

SHORT-TERM INVESTMENT (17.9%)
-----------------------------------------------------------------------------
FEDERAL AGENCY (17.9%)
Freddie Mac Discount Note
  2.55%, due 7/1/05                                  10,095,000    10,095,000
                                                                  -----------
Total Short-Term Investment (Cost $10,095,000)                     10,095,000
                                                                  -----------
Total Investments (Cost $57,625,669) (c)                  102.4%   57,693,811(d)
Liabilities in Excess of Cash and Other Assets             (2.4)   (1,362,833)
                                                    -----------   -----------
Net Assets                                                100.0%  $56,330,978
                                                    ===========   ===========

(a) Floating Rate Loans generally pay interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at June 30, 2005. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(b) This security has additional commitments and contingencies (see Note 6).
(c) The cost stated also represents the aggregate cost for federal income tax purposes.
(d) At June 30, 2005 net unrealized appreciation was $68,142 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $134,365 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $66,223.

+ Percentages indicated are based on Portfolio net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

M- 198   MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $57,625,669)                              $57,693,811
Cash                                              10,279,932
Receivables:
  Fund shares sold                                   399,947
  Dividends and interest                             134,131
Other assets                                             250
                                                 -----------
    Total assets                                  68,508,071
                                                 -----------
LIABILITIES:
Investment securities purchased                   12,119,285
Payables:
  Manager                                             25,217
  NYLIFE Distributors                                  6,368
  Shareholder communication                            6,199
  Custodian                                            4,858
  Fund shares redeemed                                    57
Accrued expenses                                      15,109
                                                 -----------
    Total liabilities                             12,177,093
                                                 -----------
Net assets                                       $56,330,978
                                                 ===========
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share) 200
  million shares authorized
  Initial Class                                  $    20,753
  Service Class                                       36,077
Additional paid-in capital                        56,214,533
Distribution in excess of net
  investment income                                     (517)
Net realized loss on investments                      (8,010)
Net unrealized appreciation
  on investments                                      68,142
                                                 -----------
Net assets                                       $56,330,978
                                                 ===========
INITIAL CLASS
Net assets applicable to outstanding shares      $20,571,068
                                                 ===========
Shares of capital stock outstanding                2,075,341
                                                 ===========
Net asset value per share outstanding            $      9.91
                                                 ===========
SERVICE CLASS
Net assets applicable to outstanding shares      $35,759,910
                                                 ===========
Shares of capital stock outstanding                3,607,666
                                                 ===========
Net asset value per share outstanding            $      9.91
                                                 ===========

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 199

STATEMENT OF OPERATIONS

FOR THE PERIOD MAY 2, 2005 THROUGH JUNE 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                          $297,630
                                                    --------
    Total Income                                     297,630
                                                    --------
EXPENSES:
  Manager                                             35,927
  Professional                                        14,996
  Distribution and service -- Service Class            8,978
  Shareholder communication                            6,199
  Custodian                                            4,858
  Portfolio pricing                                    4,717
  Directors                                              930
  Miscellaneous                                        1,988
                                                    --------
    Net expenses                                      78,593
                                                    --------
Net investment income                                219,037
                                                    --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                      (8,010)
Net unrealized appreciation on investments            68,142
                                                    --------
Net realized and unrealized gain on investments       60,132
                                                    --------
Net increase in net assets resulting from
  operations                                        $279,169
                                                    ========

M- 200   MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD MAY 2, 2005 THROUGH JUNE 30, 2005 UNAUDITED

                                                         2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income                            $   219,037
 Net realized loss on investments                      (8,010)
 Net change in unrealized appreciation on
  investments                                          68,142
                                                  -----------
 Net increase in net assets resulting from
  operations                                          279,169
                                                  -----------

Dividends to shareholders:

 From net investment income:
   Initial Class                                      (90,447)
   Service Class                                     (129,107)
                                                  -----------
 Total dividends to shareholders                     (219,554)
                                                  -----------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                                   20,467,521
   Service Class                                   35,819,964

 Net asset value of shares issued to shareholders in
  reinvestment of dividends:
   Initial Class                                       90,465
   Service Class                                      129,096
                                                  -----------
                                                   56,507,046

 Cost of shares redeemed:
   Initial Class                                       (1,175)
   Service Class                                     (234,508)
                                                  -----------
                                                     (235,683)
                                                  -----------
    Increase in net assets derived from capital
     share transactions                            56,271,363
                                                  -----------
    Net increase in net assets                     56,330,978

NET ASSETS:
Beginning of period                                        --
                                                  -----------
End of period                                     $56,330,978
                                                  ===========
Distribution in excess of net investment income
 at end of period                                 $      (517)
                                                  ===========

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 201

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                INITIAL CLASS    SERVICE CLASS
                                --------------   --------------
                                MAY 2, 2005(A)   MAY 2, 2005(A)
                                   THROUGH          THROUGH
                                   JUNE 30,         JUNE 30,
                                    2005*            2005*
Net asset value at beginning
  of period                        $ 10.00          $ 10.00
                                   -------          -------
Net investment income                 0.05             0.06
Net realized and unrealized
  loss on investments                (0.09)           (0.09)
                                   -------          -------
Total from investment
  operations                         (0.04)           (0.03)
                                   -------          -------
Less dividends and
  distributions:
  From net investment income         (0.05)           (0.06)
                                   -------          -------
Total dividends and
  distributions                      (0.05)           (0.06)
                                   -------          -------
Net asset value at end of
  period                           $  9.91          $  9.91
                                   =======          =======
Total investment return              (0.35%)(b)       (0.38%)(b)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income             3.84%+           3.59%+
    Expenses                          1.16%+           1.41%+
Portfolio turnover rate                  3%               3%
Net assets at end of period
  (in 000's)                       $20,571          $35,760

(a)  Commencement of Operations.
(b)  Total return is not annualized.
+    Annualized.
*    Unaudited.

M- 202   MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

PORTFOLIO OF INVESTMENTS JUNE 30, 2005 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (97.7%)+
ASSET-BACKED SECURITIES (7.1%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS (1.9%)
Citigroup Commercial Mortgage Trust
  Series 2005-EMG Class A1
  4.154%, due 9/20/51                               $ 2,723,243   $  2,724,219
  Series 2004-C2 Class A5
  4.733%, due 10/15/41                                3,000,000      3,037,112
                                                                  ------------
                                                                     5,761,331
                                                                  ------------
CONSUMER FINANCE (1.8%)
Harley-Davidson Motorcycle Trust
  Series 2002-1 Class A2
  4.50%, due 1/15/10                                  2,197,963      2,207,560
Volkswagen Auto Loan
  Enhanced Trust
  Series 2003-2 Class A3
  2.27%, due 10/22/07                                 3,476,867      3,450,100
                                                                  ------------
                                                                     5,657,660
                                                                  ------------
CONSUMER LOANS (0.6%)
Atlantic City Electric Transition Funding LLC
  Series 2002-1 Class A4
  5.55%, due 10/20/23                                 1,650,000      1,806,296
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (2.1%)
Capital One Master Trust
  Series 2001-5 Class A
  5.30%, due 6/15/09                                  1,350,000      1,369,658
GS Mortgage Securities Corp. II
  Series 2001-ROCK Class A1
  6.22%, due 5/3/18 (a)                               2,254,903      2,382,825
Massachusetts RRB
  Special Purpose Trust
  Series 2001-1 Class A
  6.53%, due 6/1/15                                   2,449,514      2,646,688
                                                                  ------------
                                                                     6,399,171
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.3%)
Public Service of New Hampshire Funding LLC
  Series 2002-1 Class A
  4.58%, due 2/1/10                                   1,058,213      1,065,754
                                                                  ------------
PERSONAL LOANS (0.2%)
MMCA Automobile Trust
  Series 2001-2 Class A4
  3.34%, due 7/15/06 (f)                                576,448        576,418
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
THRIFTS & MORTGAGE FINANCE (0.2%)
Vanderbilt Mortgage Finance
  Series 1999-B Class 1A4
  6.545%, due 4/7/18                                $   638,110   $    645,218
                                                                  ------------
Total Asset-Backed Securities
  (Cost $21,563,395)                                                21,911,848
                                                                  ------------

CORPORATE BONDS (3.5%)
------------------------------------------------------------------------------
COMMERCIAL BANKS (0.5%)
HSBC Finance Corp.
  5.00%, due 6/30/15                                  1,500,000      1,511,711
                                                                  ------------

ELECTRIC UTILITIES (0.7%)
Kiowa Power Partners LLC
  Series B
  5.737%, due 3/30/21 (a)                             2,000,000      2,042,120
                                                                  ------------

GOVERNMENT AGENCY (1.4%)
Tennessee Valley Authority
  4.65%, due 6/15/35                                  4,395,000      4,402,660
                                                                  ------------

INSURANCE (0.5%)
Fund American Cos., Inc.
  5.875%, due 5/15/13                                 1,340,000      1,395,685
                                                                  ------------

MEDIA (0.4%)
TCI Communications, Inc.
  8.75%, due 8/1/15                                   1,060,000      1,359,746
                                                                  ------------
Total Corporate Bonds
  (Cost $10,589,395)                                                10,711,922
                                                                  ------------

MORTGAGE-BACKED SECURITIES (2.1%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.1%)
Fannie Mae Grantor Trust
  Series 2003-T1 Class B
  4.491%, due 11/25/12                                2,660,000      2,690,211
  Series 1998-M6 Class A2
  6.32%, due 8/15/08                                  3,716,805      3,904,023
                                                                  ------------
Total Mortgage-Backed Securities
  (Cost $6,608,451)                                                  6,594,234
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 203

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (CONTINUED)
MUNICIPAL BOND (0.4%)
------------------------------------------------------------------------------
TEXAS (0.4%)
Harris County Texas Industrial Development Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23                                $ 1,280,000   $  1,308,583
                                                                  ------------
Total Municipal Bond
  (Cost $1,306,863)                                                  1,308,583
                                                                  ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (84.6%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (3.6%)
  3.625%, due 9/15/08                                 7,000,000      6,939,583
  5.25%, due 11/5/12                                  4,100,000      4,140,127
                                                                  ------------
                                                                    11,079,710
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (10.7%)
  3.00%, due 8/1/10                                   2,516,931      2,413,832
  5.00%, due 6/1/33-8/1/33 (c)                       13,419,267     13,446,204
  5.00%, due 8/10/35 TBA (b)                          2,830,000      2,823,808
V  5.50%, due 1/1/33 (c)                             13,857,684     14,063,633
                                                                  ------------
                                                                    32,747,477
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (17.5%)
  2.80%, due 3/1/19                                   1,250,000      1,242,049
  4.00%, due 9/2/08                                   6,895,000      6,890,511
  4.375%, due 7/17/13                                 3,725,000      3,672,001
  5.25%, due 8/1/12                                   7,370,000      7,768,326
  5.50%, due 5/2/06                                   7,035,000      7,131,499
  6.25%, due 2/1/11                                   4,290,000      4,700,836
  6.625%, due 9/15/09                                 1,550,000      1,708,033
V  6.625%, due 11/15/30                               8,685,000     11,270,594
V  7.25%, due 1/15/10                                 8,300,000      9,411,710
                                                                  ------------
                                                                    53,795,559
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (38.9%)
  3.351%, due 4/1/34                                  4,507,332      4,504,754
V  4.50%, due 7/1/18 (c)                             14,550,453     14,494,759
V  4.50%, due 11/1/18 (c)                            10,373,341     10,333,635
V  5.00%, due 11/1/17                                 9,517,691      9,635,541
  5.00%, due 2/10/35 TBA (b)                          5,980,000      5,980,000
  5.50%, due 11/1/17                                  6,559,071      6,737,721
V  5.50%, due 2/15/20 TBA (b)                        14,925,000     15,298,125
  5.50%, due 12/1/33 (c)                              6,512,140      6,607,198
V  5.50%, due 2/10/35 TBA (b)                        10,965,000     11,095,210
  6.00%, due 12/1/16                                    532,744        550,999
V  6.00%, due 2/10/35 TBA (b)                        25,660,000     26,277,431
  6.50%, due 10/1/31-7/1/32                           1,384,826      1,436,090

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  7.00%, due 7/1/31-11/1/32                         $ 3,014,541   $  3,179,244
  7.50%, due 1/1/30-8/1/31                            3,243,584      3,469,296
                                                                  ------------
                                                                   119,600,003
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (2.9%)
  6.00%, due 8/15/32-10/15/32                         4,509,137      4,656,296
  6.50%, due 7/15/28-7/15/32                          2,639,749      2,760,953
  7.50%, due 12/15/28-3/15/32                         1,320,660      1,416,174
                                                                  ------------
                                                                     8,833,423
                                                                  ------------
HVIDE VAN OMMEREN TANKERS LLC (1.6%) (d)
  Series I
  7.54%, due 12/14/23                                 2,428,000      2,522,692
  Series II
  7.54%, due 12/14/23                                 2,407,000      2,500,873
                                                                  ------------
                                                                     5,023,565
                                                                  ------------
UNITED STATES TREASURY BONDS (5.9%)
  5.375%, due 2/15/31                                   695,000        820,100
  6.00%, due 2/15/26                                  1,125,000      1,386,123
  6.25%, due 8/15/23                                  2,965,000      3,695,016
V  6.875%, due 8/15/25                                7,570,000     10,189,931
  8.75%, due 8/15/20                                  1,450,000      1,900,463
                                                                  ------------
                                                                    17,991,633
                                                                  ------------
UNITED STATES TREASURY NOTES (3.5%)
  2.00%, due 7/15/14 (e)                              3,000,000      3,191,386
  2.375%, due 8/1/36                                    265,000        261,397
  3.625%, due 4/30/07                                 6,560,000      6,556,412
  6.00%, due 8/15/09                                    600,000        651,914
                                                                  ------------
                                                                    10,661,109
                                                                  ------------
Total U.S. Government &
  Federal Agencies
  (Cost $256,498,836)                                              259,732,479
                                                                  ------------
Total Long-Term Bonds
  (Cost $296,566,940)                                              300,259,066
                                                                  ------------

SHORT-TERM INVESTMENTS (21.7%)
------------------------------------------------------------------------------
FEDERAL AGENCIES (21.7%)
Federal Home Loan Bank
  (Discount Notes)
  2.95%, due 7/7/05                                  10,665,000     10,659,756
  2.96%, due 7/1/05                                   4,210,000      4,210,000
  2.97%, due 7/1/05                                     560,000        560,000
  3.02%, due 7/5/05                                   8,890,000      8,887,015
  3.05%, due 7/6/05                                  10,770,000     10,765,435
  3.09%, due 7/13/05                                  9,430,000      9,420,275

M- 204   MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
FEDERAL AGENCIES (CONTINUED)
Federal Home Loan Bank
(Discount Notes) (continued)
  3.12%, due 7/8/05                                 $ 5,615,000   $  5,611,593
  3.17%, due 7/20/05                                  4,840,000      4,831,901
                                                                  ------------
                                                                    54,945,975
                                                                  ------------
Federal National Mortgage Association (Discount
  Notes)
  3.09%, due 7/11/05                                  3,000,000      2,997,423
  3.19%, due 7/18/05                                  8,590,000      8,577,055
                                                                  ------------
                                                                    11,574,478
                                                                  ------------
Total Short-Term Investments
  (Cost $66,520,453)                                                66,520,453
                                                                  ------------
Total Investments
  (Cost $363,087,393) (g)                                 119.4%   366,779,519(h)
Liabilities in Excess of
  Cash and Other Assets                                   (19.4)   (59,597,470)
                                                    -----------   ------------
Net Assets                                                100.0%  $307,182,049
                                                    ===========   ============

(a)  May be sold to institutional investors only.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and the maturity will be determined upon settlement.
(c)  Segregated as collateral for TBA.
(d)  United States Government Guaranteed Security.
(e) Treasury Inflation Indexed Security-Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price
     Index-Urban Consumers.
(f)  Floating rate. Rate shown is the rate in effect at June
     30, 2005.
(g)  The cost for federal income tax purpose is $363,089,203.
(h)  At June 30, 2005 net unrealized appreciation was
     $3,690,316 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,391,492 and aggregate unrealized depreciation for all investments on which there was an excess of cost over market value of $701,176.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 205

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $363,087,393)                $366,779,519
Cash                                                   1,691
Receivables:
  Interest                                         2,036,862
  Fund shares sold                                   173,536
Other assets                                           9,403
                                                ------------
    Total assets                                 369,001,011
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                 61,384,794
  Fund shares redeemed                               133,414
  Shareholder communication                          116,323
  Adviser                                             75,829
  Administrator                                       50,553
  NYLIFE Distributors                                 10,082
  Custodian                                            6,483
Accrued expenses                                      41,484
                                                ------------
    Total liabilities                             61,818,962
                                                ------------
Net assets                                      $307,182,049
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    235,894
  Service Class                                       46,422
Additional paid-in capital                       301,307,875
Accumulated undistributed net investment
  income                                           5,365,029
Accumulated net realized loss on investments      (3,465,297)
Net unrealized appreciation on investments         3,692,126
                                                ------------
Net assets                                      $307,182,049
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $256,784,384
                                                ============
Shares of capital stock outstanding               23,589,433
                                                ============
Net asset value per share outstanding           $      10.89
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 50,397,665
                                                ============
Shares of capital stock outstanding                4,642,203
                                                ============
Net asset value per share outstanding           $      10.86
                                                ============

M- 206   MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                        $6,306,946
  Income from securities loaned -- net                22,080
                                                  ----------
    Total income                                   6,329,026
                                                  ----------
EXPENSES:
  Advisory                                           461,302
  Administration                                     307,534
  Shareholder communication                           70,742
  Distribution and service -- Service Class           55,218
  Professional                                        35,047
  Custodian                                           19,439
  Directors                                            9,420
  Portfolio pricing                                    5,300
  Miscellaneous                                       13,074
                                                  ----------
    Total expenses                                   977,076
                                                  ----------
Net investment income                              5,351,950
                                                  ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                     976,087
Net change in unrealized appreciation
  investments                                      1,053,572
                                                  ----------
Net realized and unrealized gain on investments    2,029,659
                                                  ----------
Net increase in net assets resulting from
  operations                                      $7,381,609
                                                  ==========

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 207

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2004

                                              2005            2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $   5,351,950   $  12,079,023
 Net realized gain (loss) on
  investments                              976,087        (950,448)
 Net change in unrealized
  appreciation on investments            1,053,572        (135,851)
                                     -----------------------------
 Net increase in net assets
  resulting from operations              7,381,609      10,992,724
                                     -----------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                                --     (11,407,862)
   Service Class                                --      (1,581,929)
                                     -----------------------------
 Total dividends to shareholders                --     (12,989,791)
                                     -----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                         7,665,421      16,414,104
   Service Class                        12,017,394      30,745,896
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Initial Class                                --      11,407,862
   Service Class                                --       1,581,929
                                     -----------------------------
                                        19,682,815      60,149,791

 Cost of shares redeemed:
   Initial Class                       (32,868,203)   (110,143,295)
   Service Class                        (2,773,002)     (5,103,381)
                                     -----------------------------
                                       (35,641,205)   (115,246,676)
                                     -----------------------------
    Decrease in net assets derived
     from capital share
     transactions                      (15,958,390)    (55,096,885)
                                     -----------------------------
    Net decrease in net assets          (8,576,781)    (57,093,952)

NET ASSETS:
Beginning of period                    315,758,830     372,852,782
                                     -----------------------------
End of period                        $ 307,182,049   $ 315,758,830
                                     =============================
Accumulated undistributed net
  investment income at end of
  period                             $   5,365,029   $      13,079
                                     =============================

M- 208   MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          INITIAL CLASS
                                -----------------------------------------------------------------
                                SIX MONTHS
                                  ENDED
                                 JUNE 30,                  YEAR ENDED DECEMBER 31,
                                  2005*        2004       2003       2002       2001       2000
Net asset value at beginning
  of period                      $  10.63    $  10.73   $  11.05   $  10.35   $  10.11   $   9.56
                                 --------    --------   --------   --------   --------   --------
Net investment income                0.19        0.45       0.36(b)     0.31      0.42(c)     0.62
Net realized and unrealized
  gain (loss) on investments         0.07       (0.09)     (0.15)      0.71       0.25(c)     0.55
                                 --------    --------   --------   --------   --------   --------
Total from investment
  operations                         0.26        0.36       0.21       1.02       0.67       1.17
                                 --------    --------   --------   --------   --------   --------
Less dividends:
  From net investment income           --       (0.46)     (0.53)     (0.32)     (0.43)     (0.62)
                                 --------    --------   --------   --------   --------   --------
Net asset value at end of
  period                         $  10.89    $  10.63   $  10.73   $  11.05   $  10.35   $  10.11
                                 ========    ========   ========   ========   ========   ========
Total investment return              2.45%(d)    3.33%      1.88%      9.85%      6.64%     12.22%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income            3.52%+      3.63%      3.25%      3.94%      5.01%(c)     6.29%
    Expenses                         0.60%+      0.59%      0.59%      0.59%      0.60%      0.60%
Portfolio turnover rate                83%(f)     113%       106%       146%       137%       311%
Net assets at end of period
  (in 000's)                     $256,784    $275,674   $359,332   $432,816   $223,387   $130,390

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

        Decrease net investment income                        ($0.04)
        Increase net realized and unrealized gains and
          losses                                                0.04
        Decrease ratio of net investment income                (0.39%)

(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
(f)  Portfolio turnover rate, not including mortgage dollar rolls for the six months ended June 30, 2005 is 45%.
+    Annualized.
*    Unaudited.

M- 210   MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                        SERVICE CLASS
--------------------------------------------------------------
                                                    JUNE 4,
    SIX MONTHS                                      2003(a)
      ENDED                YEAR ENDED               THROUGH
     JUNE 30,             DECEMBER 31,            DECEMBER 31,
      2005*                   2004                    2003
     $ 10.61                $ 10.72                 $ 11.42
     -------                -------                 -------
        0.17                   0.44                    0.21(b)
        0.08                  (0.11)                  (0.39)
     -------                -------                 -------
        0.25                   0.33                   (0.18)
     -------                -------                 -------
          --                  (0.44)                  (0.52)
     -------                -------                 -------
     $ 10.86                $ 10.61                 $ 10.72
     =======                =======                 =======
        2.32%(d)               3.07%                  (1.63%)(d)
        3.27%+                 3.38%                   3.00%+(e)
        0.85%+                 0.84%                   0.84%+
          83%(f)                113%                    106%
     $50,398                $40,085                 $13,521

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 211

PORTFOLIO OF INVESTMENTS JUNE 30, 2005 UNAUDITED


                                                         SHARES          VALUE
COMMON STOCKS (98.7%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (4.4%)
VBoeing Co. (The)                                        48,250   $  3,184,500
United Technologies Corp.                                46,500      2,387,775
                                                                  ------------
                                                                     5,572,275
                                                                  ------------
AIR FREIGHT & LOGISTICS (1.4%)
FedEx Corp.                                              21,500      1,741,715
                                                                  ------------

BEVERAGES (2.1%)
Coca-Cola Co. (The)                                      62,150      2,594,762
                                                                  ------------

BIOTECHNOLOGY (3.9%)
Amgen, Inc. (a)                                           8,200        495,772
Gen-Probe, Inc. (a)                                      24,850        900,316
Genentech, Inc. (a)                                       7,800        626,184
Gilead Sciences, Inc. (a)                                54,300      2,388,657
Incyte Corp. (a)                                         65,700        469,755
                                                                  ------------
                                                                     4,880,684
                                                                  ------------
CAPITAL MARKETS (2.9%)
Franklin Resources, Inc.                                 12,100        931,458
Goldman Sachs Group, Inc. (The)                          26,450      2,698,429
                                                                  ------------
                                                                     3,629,887
                                                                  ------------
COMMERCIAL BANKS (0.4%)
Fifth Third Bancorp                                      13,500        556,335
                                                                  ------------
COMMUNICATIONS EQUIPMENT (2.5%)
Cisco Systems, Inc. (a)                                  57,100      1,091,181
QUALCOMM, Inc.                                           61,700      2,036,717
                                                                  ------------
                                                                     3,127,898
                                                                  ------------
COMPUTERS & PERIPHERALS (3.1%)
VDell, Inc. (a)                                          97,850      3,866,054
                                                                  ------------
CONSUMER FINANCE (3.5%)
American Express Co.                                     55,450      2,951,604
Capital One Financial Corp.                               9,300        744,093
First Marblehead Corp. (The) (a)                         18,900        662,634
                                                                  ------------
                                                                     4,358,331
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (1.7%)
Citigroup, Inc.                                          45,933      2,123,483
                                                                  ------------

ELECTRICAL EQUIPMENT (1.4%)
Emerson Electric Co.                                     27,250      1,706,667
                                                                  ------------

ENERGY EQUIPMENT & SERVICES (2.9%)
ENSCO International, Inc.                                44,950      1,606,963
Halliburton Co.                                          43,800      2,094,516
                                                                  ------------
                                                                     3,701,479
                                                                  ------------


                                                         SHARES          VALUE
FOOD & STAPLES RETAILING (4.2%)
Costco Wholesale Corp.                                   22,200   $    995,004
CVS Corp.                                                44,200      1,284,894
Wal-Mart Stores, Inc.                                    62,250      3,000,450
                                                                  ------------
                                                                     5,280,348
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Boston Scientific Corp. (a)                              21,200        572,400
                                                                  ------------

HEALTH CARE PROVIDERS & SERVICES (6.8%)
Cardinal Health, Inc.                                    41,650      2,398,207
Caremark Rx, Inc. (a)                                    45,550      2,027,886
McKesson Corp.                                           39,000      1,746,810
UnitedHealth Group, Inc.                                 45,800      2,388,012
                                                                  ------------
                                                                     8,560,915
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (7.0%)
VHarrah's Entertainment, Inc.                            43,050      3,102,614
VMcDonald's Corp.                                       135,350      3,755,962
Outback Steakhouse, Inc.                                 25,700      1,162,668
Starwood Hotels & Resorts Worldwide, Inc.                13,000        761,410
                                                                  ------------
                                                                     8,782,654
                                                                  ------------
HOUSEHOLD PRODUCTS (2.4%)
Procter & Gamble Co. (The)                               57,050      3,009,387
                                                                  ------------

INDUSTRIAL CONGLOMERATES (2.7%)
VGeneral Electric Co.                                    98,400      3,409,560
                                                                  ------------

INSURANCE (1.0%)
American International Group, Inc.                       21,825      1,268,032
                                                                  ------------

INTERNET & CATALOG RETAIL (2.1%)
eBay, Inc. (a)                                           79,700      2,630,897
                                                                  ------------

INTERNET SOFTWARE & SERVICES (3.1%)
Google, Inc. (a)                                          4,375      1,286,906
VeriSign, Inc. (a)                                       35,650      1,025,294
Yahoo!, Inc. (a)                                         46,850      1,623,353
                                                                  ------------
                                                                     3,935,553
                                                                  ------------
IT SERVICES (1.6%)
Alliance Data Systems Corp.                              13,900        563,784
First Data Corp.                                         37,000      1,485,180
                                                                  ------------
                                                                     2,048,964
                                                                  ------------

M- 212   MainStay VP Growth Portfolio      The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
MEDIA (1.6%)
News Corp. Ltd. (The) Class A                           126,200   $  2,041,916
                                                                  ------------
MULTILINE RETAIL (2.7%)
Kohl's Corp. (a)                                         16,100        900,151
Target Corp.                                             46,400      2,524,624
                                                                  ------------
                                                                     3,424,775
                                                                  ------------
PHARMACEUTICALS (11.9%)
VJohnson & Johnson                                       55,850      3,630,250
VLilly (Eli) & Co.                                       65,750      3,662,932
Pfizer, Inc.                                            105,300      2,904,174
Rigel Pharmaceuticals, Inc. (a)                          29,150        580,668
Schering-Plough Corp.                                    90,600      1,726,836
Sepracor, Inc. (a)                                       19,350      1,161,194
Teva Pharmaceuticals Industries Ltd. ADR (b)             42,550      1,325,007
                                                                  ------------
                                                                    14,991,061
                                                                  ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (11.2%)
Applied Materials, Inc.                                  92,050      1,489,369
ATI Technologies, Inc. (a)                               45,600        540,360
Broadcom Corp. Class A (a)                               26,600        944,566
Entegris, Inc. (a)                                       80,050        792,495
VIntel Corp.                                            137,350      3,579,341
VMaxim Integrated Products, Inc.                         85,300      3,259,313
Sigmatel, Inc. (a)                                       33,600        576,576
Texas Instruments, Inc.                                  32,100        901,047
Ultra Clean Holdings, Inc. (a)                          139,250      1,037,412
Xilinx, Inc.                                             36,700        935,850
                                                                  ------------
                                                                    14,056,329
                                                                  ------------


                                                         SHARES          VALUE
SOFTWARE (5.9%)
Electronic Arts, Inc. (a)                                22,950   $  1,299,200
VMicrosoft Corp.                                        245,550      6,099,462
                                                                  ------------
                                                                     7,398,662
                                                                  ------------
SPECIALTY RETAIL (2.4%)
Home Depot, Inc. (The)                                   55,700      2,166,730
Lowe's Cos, Inc.                                         15,600        908,232
                                                                  ------------
                                                                     3,074,962
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (0.7%)
CapitalSource, Inc. (a)                                  45,050        884,331
                                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (0.7%)
Nextel Partners, Inc. (a)                                37,300        938,841
                                                                  ------------
Total Investments
  (Cost $122,699,705)                                      98.7%   124,169,157
Cash and Other Assets,
  Less Liabilities                                          1.3      1,646,588
                                                    -----------   ------------
                                                          100.0%  $125,815,745
                                                    ===========   ============

(a)  Non-Income producing security.
(b)  ADR -- American Depositary Receipt.
(c) The cost for federal income tax purposes is $124,779,384.
(d)  At June 30, 2005 net unrealized depreciation was
     $610,227, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $6,169,942 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $6,780,169.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 213

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $122,699,705)               $ 124,169,157
Receivables:
  Investment securities sold                       5,910,286
  Dividends                                           69,533
  Fund shares sold                                    18,080
Other assets                                           3,844
                                               -------------
    Total assets                                 130,170,900
                                               -------------
LIABILITIES:
Payables:
  Investment securities purchased                  4,146,373
  Adviser                                             52,893
  Fund shares redeemed                                40,698
  Administrator                                       21,157
  NYLIFE Distributors                                  3,815
  Custodian                                            3,354
Accrued expenses                                      86,865
                                               -------------
    Total liabilities                              4,355,155
                                               -------------
Net assets                                     $ 125,815,745
                                               =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                $     101,491
  Service Class                                       17,560
Additional paid-in capital                       239,162,035
Accumulated undistributed net investment
  income                                              54,053
Accumulated net realized loss on investments    (114,988,846)
Net unrealized appreciation on investments         1,469,452
                                               -------------
Net assets                                     $ 125,815,745
                                               =============
INITIAL CLASS
Net assets applicable to outstanding shares    $ 107,300,746
                                               =============
Shares of capital stock outstanding               10,149,140
                                               =============
Net asset value per share outstanding          $       10.57
                                               =============
SERVICE CLASS
Net assets applicable to outstanding shares    $  18,514,999
                                               =============
Shares of capital stock outstanding                1,755,970
                                               =============
Net asset value per share outstanding          $       10.54
                                               =============

M- 214   MainStay VP Growth Portfolio  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $   624,545
  Interest                                             1,982
                                                 -----------
    Total income                                     626,527
                                                 -----------
EXPENSES:
  Advisory                                           330,427
  Administration                                     132,171
  Shareholder communication                           34,806
  Professional                                        24,167
  Distribution and service -- Service Class           22,208
  Custodian                                           12,437
  Directors                                            4,894
  Miscellaneous                                       11,364
                                                 -----------
    Total expenses                                   572,474
                                                 -----------
Net investment income                                 54,053
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                     605,439
Net change in unrealized appreciation on
  investments                                     (7,606,803)
                                                 -----------
Net realized and unrealized loss on investments   (7,001,364)
                                                 -----------
Net decrease in net assets resulting from
  operations                                     $(6,947,311)
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $201.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 215

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2004

                                              2005           2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income                $     54,053   $    297,862
 Net realized gain on investments          605,439      1,139,652
 Net change in unrealized
  appreciation (depreciation) on
  investments                           (7,606,803)    (6,081,667)
                                      ---------------------------
 Net decrease in net assets
  resulting from operations             (6,947,311)    (4,644,153)
                                      ---------------------------

Dividends to shareholders:

 From net investment income:
   Initial Class                                --       (290,421)
   Service Class                                --         (7,018)
                                      ---------------------------
  Total dividends to shareholders               --       (297,439)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                         1,827,684      6,933,206
   Service Class                         2,671,644     13,209,555

 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Initial Class                                --        290,421
   Service Class                                --          7,018
                                      ---------------------------
                                         4,499,328     20,440,200

 Cost of shares redeemed:
   Initial Class                       (18,557,034)   (26,323,623)
   Service Class                        (1,770,415)    (2,120,454)
                                      ---------------------------
                                       (20,327,449)   (28,444,077)
                                      ---------------------------
    Decrease in net assets
     derived from capital share
     transactions                      (15,828,121)    (8,003,877)
                                      ---------------------------
    Net decrease in net assets         (22,775,432)   (12,945,469)

NET ASSETS:
Beginning of period                    148,591,177    161,536,646
                                      ---------------------------
End of period                         $125,815,745   $148,591,177
                                      ===========================
Accumulated undistributed net
 investment income at end of period   $     54,053   $         --
                                      ===========================

M- 216   MainStay VP Growth Portfolio  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          INITIAL CLASS
                                ------------------------------------------------------------------
                                SIX MONTHS
                                   ENDED
                                 JUNE 30,                   YEAR ENDED DECEMBER 31,
                                   2005*        2004       2003       2002       2001       2000
Net asset value at beginning
  of period                      $  11.09     $  11.38   $   8.90   $  12.41   $  14.87   $  18.55
                                 --------     --------   --------   --------   --------   --------
Net investment income (loss)         0.01         0.02       0.02(b)     0.01     (0.01)(b)    (0.02)(b)
Net realized and unrealized
  gain (loss) on investments        (0.53)       (0.29)      2.48      (3.51)     (2.45)     (1.69)
                                 --------     --------   --------   --------   --------   --------
Total from investment
  operations                        (0.52)       (0.27)      2.50      (3.50)     (2.46)     (1.71)
                                 --------     --------   --------   --------   --------   --------
Less dividends and
  distributions:
    From net investment income         --        (0.02)     (0.02)     (0.01)        --         --
    From net realized gain on
      investments                      --           --         --         --         --      (1.97)
                                 --------     --------   --------   --------   --------   --------
Total dividends and
  distributions                        --        (0.02)     (0.02)     (0.01)        --      (1.97)
                                 --------     --------   --------   --------   --------   --------
Net asset value at end of
  period                         $  10.57     $  11.09   $  11.38   $   8.90   $  12.41   $  14.87
                                 ========     ========   ========   ========   ========   ========
Total investment return             (4.67%)(d)    (2.32%)    28.05%   (28.21%)   (16.56%)    (9.97%)
Ratios (to average net
  assets)/
  Supplemental Data:
    Net investment income
      (loss)                         0.12%+       0.22%      0.17%      0.07%     (0.10%)    (0.19%)
    Expenses                         0.83%+       0.85%#     0.83%      0.81%      0.80%      0.80%
Portfolio turnover rate                86%         117%       160%       168%       172%       363%
Net assets at end of period
  (in 000's)                     $107,301     $130,091   $154,082   $119,529   $180,447   $218,190

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
#    Includes fees paid indirectly which amounted to 0.03% of
     average net assets for the year ended December 31, 2004.
+    Annualized.
*    Unaudited.

M- 218   MainStay VP Growth Portfolio  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                        SERVICE CLASS
    ------------------------------------------------------
                                                JUNE 6,
    SIX MONTHS                                  2003(a)
      ENDED              YEAR ENDED             THROUGH
     JUNE 30,           DECEMBER 31,          DECEMBER 31,
      2005*                 2004                  2003
     $ 11.07              $ 11.37                $10.18
     -------              -------                ------
       (0.01)                0.00(c)              (0.00)(b)(c)
       (0.52)               (0.30)                 1.20
     -------              -------                ------
       (0.53)               (0.30)                (1.20)
     -------              -------                ------
          --                (0.00)(c)             (0.01)
          --                   --                    --
     -------              -------                ------
          --                (0.00)(c)             (0.01)
     -------              -------                ------
     $ 10.54              $ 11.07                $11.37
     =======              =======                ======
       (4.79%)(d)           (2.57%)               11.83%(d)
       (0.13%)+             (0.03%)               (0.08%)+(c)
        1.08%+               0.10%#                1.08%+
          86%                 117%                  160%
     $18,515              $18,500                $7,455

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

PORTFOLIO OF INVESTMENTS JUNE 30, 2005 UNAUDITED

                                                       PRINCIPAL
                                                          AMOUNT            VALUE

LONG-TERM BONDS (79.1%)+
CONVERTIBLE BONDS (3.9%)
---------------------------------------------------------------------------------
AIRLINES (0.1%)
Delta Air Lines, Inc.
  8.00%, due 6/3/23                                 $  1,900,000   $      693,500
                                                                   --------------

BIOTECHNOLOGY (0.3%)
Amgen, Inc.
  (zero coupon), due 3/1/32                            6,605,000        4,838,162
                                                                   --------------

COMMUNICATIONS EQUIPMENT (1.0%)
CIENA Corp.
  3.75%, due 2/1/08                                    4,355,000        3,865,063
Nortel Networks Corp.
  4.25%, due 9/1/08                                    8,975,000        8,414,062
Riverstone Networks, Inc.
  3.75%, due 12/1/06 (c)                               1,617,000        1,544,235
                                                                   --------------
                                                                       13,823,360
                                                                   --------------
CONSUMER FINANCE (0.2%)
Providian Financial Corp.
  3.25%, due 8/15/05                                   3,165,000        3,172,913
                                                                   --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
At Home Corp.
  0.5246%, due 12/28/18 (d)(e)(f)                      1,869,975          458,144
  4.75%, due 12/15/06 (d)(f)                           9,032,054        3,657,982
                                                                   --------------
                                                                        4,116,126
                                                                   --------------
HEALTH CARE PROVIDERS & SERVICES (1.2%)
Laboratory Corp. of
  America Holdings
  (zero coupon), due 9/11/21 (k)                      16,015,000       12,011,250
Lincare Holdings, Inc.
  3.00%, due 6/15/33                                   4,525,000        4,575,906
                                                                   --------------
                                                                       16,587,156
                                                                   --------------
INSURANCE (0.1%)
PMA Capital Corp.
  6.50%, due 9/30/22 (c)                               1,985,000        2,101,619
                                                                   --------------


                                                       PRINCIPAL
                                                          AMOUNT            VALUE
MEDIA (0.0%) (b)
Adelphia Communications Corp.
  6.00%, due 2/15/06 (d)                            $  1,760,000   $       96,800
                                                                   --------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.7%)
Amkor Technology, Inc.
  5.75%, due 6/1/06 (i)                                5,000,000        4,725,000
LSI Logic Corp.
  4.00%, due 11/1/06                                   5,095,000        5,063,156
                                                                   --------------
                                                                        9,788,156
                                                                   --------------
Total Convertible Bonds
  (Cost $56,819,792)                                                   55,217,792
                                                                   --------------

CORPORATE BONDS (62.0%)
---------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.6%)
BE Aerospace, Inc.
  Series B
  8.00%, due 3/1/08                                    1,360,000        1,360,000
  8.50%, due 10/1/10                                     470,000          519,350
  Series B
  8.875%, due 5/1/11                                   2,685,000        2,805,825
Sequa Corp.
  Series B
  8.875%, due 4/1/08                                   2,275,000        2,457,000
  9.00%, due 8/1/09                                    1,815,000        2,001,037
                                                                   --------------
                                                                        9,143,212
                                                                   --------------
AIRLINES (1.0%)
Delta Air Lines, Inc.
  8.30%, due 12/15/29                                 16,070,000        4,258,550
  Series A
  9.25%, due 12/27/07 (e)                              2,270,000          919,350
  9.25%, due 3/15/22                                   1,000,000          280,000
  9.75%, due 5/15/21                                     350,000           99,750
  10.00%, due 8/15/08                                  1,720,000          662,200
  10.375%, due 2/1/11                                  4,335,000        1,538,925
  10.375%, due 12/15/22                                2,870,000          803,600
Northwest Airlines, Inc.
  8.97%, due 1/2/15                                    1,025,766          627,697
  9.875%, due 3/15/07                                  5,550,000        2,775,000
  10.00%, due 2/1/09 (i)                               7,071,500        3,076,102
                                                                   --------------
                                                                       15,041,174
                                                                   --------------
AUTO COMPONENTS (2.1%)
Advanced Accessory Systems
  10.75%, due 6/15/11                                    585,000          470,925
Collins & Aikman Products
  10.75%, due 12/31/11 (d)(i)                          2,045,000          460,125
  12.875%, due 8/15/12 (c)(d)                         10,455,000          365,925
Cooper Standard
  7.00%, due 12/15/12                                  2,460,000        2,226,300
Dana Corp.
  7.00%, due 3/1/29                                    2,260,000        2,397,458

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

         MainStay VP High Yield
M- 220 Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE

CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
AUTO COMPONENTS (CONTINUED)
Goodyear Tire &
  Rubber Co. (The)
  6.375%, due 3/15/08 (i)                           $  1,867,000   $    1,838,995
  6.625%, due 12/1/06                                  2,150,000        2,176,875
  8.50%, due 3/15/07                                   1,380,000        1,442,100

V  11.00%, due 3/1/11 (c)(h)                          10,945,000       12,231,037
Tenneco Automotive, Inc.
  Series B
  10.25%, due 7/15/13                                  2,070,000        2,339,100
Visteon Corp.
  7.00%, due 3/10/14                                   3,615,000        3,633,075
                                                                   --------------
                                                                       29,581,915
                                                                   --------------
AUTOMOBILES (0.1%)
General Motors Corp.
  8.375%, due 7/15/33                                  2,515,000        2,100,025
                                                                   --------------
BUILDING MATERIALS & COMPONENTS (0.1%)
Goodman Global
  Holding Co., Inc.
  5.76%, due 6/15/12 (c)(j)                            1,110,000        1,093,350
                                                                   --------------
BUILDING PRODUCTS (0.8%)
Dayton Superior Corp.
  10.75%, due 9/15/08                                  6,065,000        6,307,600
Interline Brands, Inc.
  11.50%, due 5/15/11                                  2,579,000        2,836,900
MMI Products, Inc.
  Series B
  11.25%, due 4/15/07                                  2,585,000        2,552,688
                                                                   --------------
                                                                       11,697,188
                                                                   --------------
CAPITAL MARKETS (0.6%)
LaBranche & Co., Inc.
  9.50%, due 5/15/09                                   2,375,000        2,493,750
  11.00%, due 5/15/12                                  5,210,000        5,626,800
                                                                   --------------
                                                                        8,120,550
                                                                   --------------
CHEMICALS (2.6%)
Compression Polymers Corp.
  10.50%, due 7/1/13 (c)                               2,150,000        2,150,000
Crompton Corp.
  9.875%, due 8/1/12                                   4,990,000        5,788,400
Equistar Chemicals, L.P.
  7.55%, due 2/15/26                                   2,400,000        2,226,000
  10.125%, due 9/1/08                                  1,080,000        1,169,100
  10.625%, due 5/1/11                                  4,400,000        4,856,500
Lyondell Chemical Co.
  9.50%, due 12/15/08                                  1,905,000        2,026,444
  Series A
  9.625%, due 5/1/07                                     450,000          480,375
  10.50%, due 6/1/13                                   3,125,000        3,574,219
Millennium America, Inc.
  7.00%, due 11/15/06                                  1,960,000        2,004,100
  7.625%, due 11/15/26                                 3,150,000        2,937,375
Terra Capital, Inc.
  12.875%, due 10/15/08                                6,855,000        8,088,900
Witco Corp.
  7.75%, due 4/1/23                                    1,965,000        1,984,650
                                                                   --------------
                                                                       37,286,063
                                                                   --------------
COMMERCIAL BANKS (0.2%)
UGS Corp.
  10.00%, due 6/1/12                                   2,945,000        3,268,950
                                                                   --------------


                                                       PRINCIPAL
                                                          AMOUNT            VALUE
COMMERCIAL SERVICES & SUPPLIES (2.1%)
American Color Graphics, Inc.
  10.00%, due 6/15/10                               $  2,905,000   $    2,091,600
El Comandante Capital Corp.
  11.75%, due 12/15/03 (d)(e)                            891,000          980,100
Geo Sub Corp.
  11.00%, due 5/15/12                                  5,630,000        5,658,150
Interpool, Inc.
  Series AI
  6.00%, due 9/1/14                                    3,845,000        3,518,175
Language Line, Inc.
  11.125%, due 6/15/12                                 5,305,000        4,774,500
Phoenix Color Corp.
  10.375%, due 2/1/09                                  3,065,000        2,846,619
Protection One Alarm Monitoring, Inc.
  7.375%, due 8/15/05                                  3,855,000        3,720,075
Vertrue, Inc.
  9.25%, due 4/1/14                                    6,090,000        6,074,775
                                                                   --------------
                                                                       29,663,994
                                                                   --------------
COMMUNICATIONS EQUIPMENT (0.9%)
Lucent Technologies, Inc.
  5.50%, due 11/15/08                                  1,745,000        1,731,912
  6.45%, due 3/15/29                                   5,275,000        4,721,125
  7.25%, due 7/15/06                                   6,635,000        6,784,287
                                                                   --------------
                                                                       13,237,324
                                                                   --------------
CONSTRUCTION & ENGINEERING (0.4%)
AMSTED Industries, Inc.
  10.25%, due 10/15/11 (c)                             5,800,000        6,264,000
                                                                   --------------

CONSUMER FINANCE (2.2%)
General Motors
  Acceptance Corp.
  5.625%, due 5/15/09                                  2,720,000        2,547,261
  6.15%, due 4/5/07                                    7,525,000        7,485,855

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
CONSUMER FINANCE (CONTINUED)
General Motors
Acceptance Corp. (continued)
  6.75%, due 12/1/14                                $  8,505,000   $    7,609,202

V  8.00%, due 11/1/31                                 16,075,000       14,344,414
                                                                   --------------
                                                                       31,986,732
                                                                   --------------
CONTAINERS & PACKAGING (1.9%)
Consolidated Container Co. LLC
  (zero coupon), due 6/15/09
  10.75%, beginning 6/15/07                            5,900,000        4,543,000
Constar International, Inc.
  6.149%, due 2/15/12 (c)(j)                           2,620,000        2,502,100
Owens-Brockway
  Glass Container, Inc.
  7.75%, due 5/15/11                                   2,060,000        2,188,750
  8.25%, due 5/15/13                                   1,200,000        1,303,500
  8.875%, due 2/15/09                                  5,715,000        6,072,188
Owens-Illinois, Inc.
  7.80%, due 5/15/18                                   2,265,000        2,378,250
  8.10%, due 5/15/07                                   7,300,000        7,592,000
                                                                   --------------
                                                                       26,579,788
                                                                   --------------
DIVERSIFIED FINANCIAL SERVICES (3.7%)
Caithness Coso Funding Corp.
  Series B
  9.05%, due 12/15/09                                  4,051,890        4,345,652
Canwest Media, Inc.
  8.00%, due 9/15/12                                   5,289,880        5,567,599
Dollar Financial Group, Inc.
  9.75%, due 11/15/11 (c)                              6,150,000        6,342,187
ESI Tractebel Acquisition Corp.
  Series B
  7.99%, due 12/30/11                                  2,439,000        2,592,920
IPC Acquisition Corp.
  11.50%, due 12/15/09                                 5,830,000        6,325,550
Pharma Services Intermediate Holding Corp.
  (zero coupon), due 4/1/14                            8,285,000        5,985,912
Rainbow National Services LLC
  8.75%, due 9/1/12 (c)                                2,940,000        3,211,950
  10.375%, due 9/1/14 (c)                             10,280,000       11,822,000
UCAR Finance, Inc.
  10.25%, due 2/15/12                                  4,185,000        4,404,712
Venoco, Inc.
  8.75%, due 12/15/11                                  2,730,000        2,702,700
                                                                   --------------
                                                                       53,301,182
                                                                   --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.9%)
Qwest Capital Funding, Inc.
  7.75%, due 8/15/06                                   1,970,000        2,014,325
Qwest Communications International, Inc.
  7.25%, due 2/15/11                                   2,505,000        2,423,587
  Series B
  7.50%, due 11/1/08                                   1,970,000        1,881,350
  7.50%, due 2/15/14                                   2,130,000        2,015,513
  7.50%, due 2/15/14 (c)                               8,560,000        8,099,900
Qwest Corp.
  5.625%, due 11/15/08                                   300,000          294,750
  7.25%, due 9/15/25                                     920,000          860,200
  8.875%, due 6/1/31                                   2,115,000        2,136,150
  9.125%, due 3/15/12                                  4,820,000        5,241,750
Qwest Services Corp.
  13.50%, due 12/15/07                                 3,346,000        3,697,330

V  13.50%, due 12/15/10 (c)                           10,822,000       12,499,410
  14.00%, due 12/15/10                                 2,951,000        3,578,088


                                                       PRINCIPAL
                                                          AMOUNT            VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
TSI Telecommunication Services, Inc.
  Series B
  12.75%, due 2/1/09                                $  5,440,000   $    6,031,600
TTI Holding Corp.
  10.00%, due 3/15/13 (c)                              5,930,000        5,544,550
                                                                   --------------
                                                                       56,318,503
                                                                   --------------
ELECTRIC UTILITIES (1.3%)
Cedar Brakes II LLC
  9.875%, due 9/1/13                                   8,766,252       10,308,762
Mirant Americas Generation LLC
  7.20%, due 10/1/08 (d)                               4,515,000        5,203,537
  8.50%, due 10/1/21 (d)                               1,940,000        2,075,800
  9.125%, due 5/1/31 (d)                                 945,000        1,022,963
                                                                   --------------
                                                                       18,611,062
                                                                   --------------
ELECTRICAL EQUIPMENT (0.4%)
Knowles Electronics Holdings, Inc.
  13.125%, due 10/15/09                                5,510,000        5,578,875
                                                                   --------------

ENERGY EQUIPMENT & SERVICES (1.4%)
El Paso Natural Gas Co.
  7.50%, due 11/15/26                                    385,000          405,288
  Series A
  7.625%, due 8/1/10                                   3,975,000        4,196,407
Grant Prideco, Inc.
  9.00%, due 12/15/09                                    365,000          399,675
Lone Star Technologies, Inc.
  Series B
  9.00%, due 6/1/11                                    4,125,000        4,336,406

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

         MainStay VP High Yield
M- 222 Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE

CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Parker Drilling Co.
  9.625%, due 10/1/13 (c)                           $  6,770,000   $    7,633,175
  Series B
  10.125%, due 11/15/09                                  198,000          207,900
Pride International, Inc.
  7.375%, due 7/15/14                                  2,770,000        3,040,075
                                                                   --------------
                                                                       20,218,926
                                                                   --------------
FOOD & STAPLES RETAILING (0.1%)
Duane Reade, Inc.
  7.91%, due 12/15/10 (c)(j)                           1,595,000        1,555,125
                                                                   --------------

FOOD PRODUCTS (1.1%)
Chiquita Brands International, Inc.
  7.50%, due 11/1/14                                   2,990,000        2,780,700
Pinnacle Foods Holding Corp.
  8.25%, due 12/1/13                                   8,035,000        7,191,325
Swift & Co.
  10.125%, due 10/1/09                                   650,000          708,500
  12.50%, due 1/1/10                                   4,810,000        5,369,163
                                                                   --------------
                                                                       16,049,688
                                                                   --------------
GAS UTILITIES (1.0%)
ANR Pipeline, Inc.
  9.625%, due 11/1/21                                  4,270,000        5,413,374
Southern Natural Gas Co.
  7.35%, due 2/15/31                                   1,100,000        1,170,160
Star Gas Partners Co.
  10.25%, due 2/15/13                                  8,785,000        8,170,050
                                                                   --------------
                                                                       14,753,584
                                                                   --------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Fisher Scientific International, Inc.
  8.125%, due 5/1/12 (c)                               7,160,000        7,168,950
                                                                   --------------

HEALTH CARE PROVIDERS & SERVICES (2.9%)
AmeriPath, Inc.
  10.50%, due 4/1/13                                   5,805,000        5,877,562
Caremark Rx, Inc.
  7.375%, due 10/1/06                                  1,960,000        2,024,954
Chemed Corp.
  8.75%, due 2/24/11                                   4,395,000        4,757,588
HCA, Inc.
  7.50%, due 11/15/95 (g)                             10,270,000        9,977,459
National Nephrology Associates, Inc.
  9.00%, due 11/1/11 (c)                               1,525,000        1,711,813
Quintiles Transnational Corp.
  10.00%, due 10/1/13                                  6,985,000        7,648,575
Vanguard Health Holdings, Inc.
  (zero coupon), due 10/1/14
  11.25% beginning 10/1/09                             3,765,000        2,673,150
  9.00%, due 10/1/14                                   5,965,000        6,442,200
                                                                   --------------
                                                                       41,113,301
                                                                   --------------


                                                       PRINCIPAL
                                                          AMOUNT            VALUE
HOTELS, RESTAURANTS & LEISURE (2.5%)
Caesars Entertainment, Inc.
  8.875%, due 9/15/08                               $  3,000,000   $    3,348,750
  9.375%, due 2/15/07                                  3,125,000        3,359,375
Gaylord Entertainment Co.
  8.00%, due 11/15/13                                  1,065,000        1,119,581
Isle of Capri Casinos, Inc.
  9.00%, due 3/15/12                                   1,295,000        1,408,313
ITT Corp.
  7.375%, due 11/15/15                                 4,300,000        4,783,750
Jacobs Entertainment, Inc.
  11.875%, due 2/1/09 (h)                              1,765,000        1,903,994
  11.875%, due 2/1/09 (c)(h)                           2,275,000        2,454,156
MGM Mirage
  8.375%, due 2/1/11                                   2,420,000        2,637,800
Mirage Resorts, Inc.
  7.25%, due 10/15/06                                  1,555,000        1,599,706
President Casinos, Inc.
  12.00%, due 12/31/05 (c)(d)(e)(l)                      598,167          556,295
  13.00%, due 12/31/05 (d)(e)(l)                       1,159,672        1,043,705
Six Flags, Inc.
  9.625%, due 6/1/14                                   3,645,000        3,408,075
  9.75%, due 4/15/13                                   2,440,000        2,302,750
Trump Atlantic City Associates
  11.25%, due 5/1/06                                   5,722,579        5,586,668
                                                                   --------------
                                                                       35,512,918
                                                                   --------------
HOUSEHOLD DURABLES (0.1%)
Fedders North America, Inc.
  9.875%, due 3/1/14                                   2,270,000        1,475,500
                                                                   --------------

HOUSEHOLD PRODUCTS (1.0%)
Spectrum Brands, Inc.

V  7.375%, due 2/1/15                                  1,660,000        1,734,700
  8.50%, due 10/1/13 (c)                              13,645,000       13,201,538
                                                                   --------------
                                                                       14,936,238
                                                                   --------------
INSURANCE (0.9%)
Crum & Forster
  Holdings Corp.
  10.375%, due 6/15/13                                 4,200,000        4,557,000
Fremont General Corp.
  Series B
  7.875%, due 3/17/09                                  4,845,000        4,990,350

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
INSURANCE (CONTINUED)
Lumbermens Mutual Casualty
  8.45%, due 12/1/97 (c)(d)                         $    555,000   $       22,894
  9.15%, due 7/1/26 (c)(d)                            12,235,000          504,694
Provident Companies, Inc.
  7.25%, due 3/15/28                                     870,000          861,370
UnumProvident Corp.
  6.75%, due 12/15/28                                  2,055,000        1,942,269
                                                                   --------------
                                                                       12,878,577
                                                                   --------------
INTERNET SOFTWARE & SERVICES (0.1%)
Globix Corp.
  11.00%, due 5/1/08 (c)(e)(m)                         1,263,875        1,200,680
                                                                   --------------

IT SERVICES (0.4%)
Activant Solutions, Inc.
  9.09%, due 4/1/10 (c)(j)                             2,245,000        2,323,575
SunGard Data Systems, Inc.
  3.75%, due 1/15/09                                   3,455,000        3,147,491
  4.875%, due 1/15/14                                  1,000,000          800,000
                                                                   --------------
                                                                        6,271,066
                                                                   --------------
MACHINERY (1.0%)
Mark IV Industries, Inc.
  7.50%, due 9/1/07                                    7,905,000        7,509,750
Mueller Group, Inc.
  10.00%, due 5/1/12                                   3,845,000        4,037,250
Thermadyne Holdings Corp.
  9.25%, due 2/1/14                                    2,555,000        2,363,375
                                                                   --------------
                                                                       13,910,375
                                                                   --------------
MEDIA (4.2%)
Adelphia Communications Corp.
  Series B
  9.25%, due 10/1/05 (d)                                 390,000          335,400
  9.375%, due 11/15/09 (d)                             2,265,000        2,004,525
  10.25%, due 11/1/06 (d)                              3,285,000        2,792,250
  10.25%, due 6/15/11 (d)                              5,980,000        5,367,050
Bear Creek Corp.
  9.00%, due 3/1/13 (c)                                2,190,000        2,135,250
Dex Media East LLC
  12.125%, due 11/15/12                                  625,000          748,438
FrontierVision Holdings, L.P.
  11.875%, due 9/15/07 (d)                             2,750,000        3,781,250
FrontierVision Operating Partners L.P.
  11.00%, due 10/15/06 (d)                             5,475,000        7,363,875
LCE Acquisition Corp.
  9.00%, due 8/1/14 (c)                                3,710,000        3,589,425
Medianews Group, Inc.
  6.875%, due 10/1/13                                  1,615,000        1,600,869
Morris Publishing Group LLC
  7.00%, due 8/1/13                                    4,820,000        4,699,500
PanAmSat Corp.
  9.00%, due 8/15/14                                   2,485,000        2,711,756
Paxson Communications Corp.
  (zero coupon), due 1/15/09
  12.25% beginning 1/15/06                             7,185,000        6,717,975
Spanish Broadcasting System, Inc.
  9.625%, due 11/1/09                                  2,315,000        2,427,856
United Artists Theatres Circuit, Inc.
  9.30%, due 7/1/15 (e)                                1,325,068        1,325,068
Vertis, Inc.
  9.75%, due 4/1/09                                    3,880,000        4,035,200
Warner Music Group
  7.375%, due 4/15/14                                  2,240,000        2,262,400
Ziff Davis Media, Inc.
  9.15%, due 5/1/12 (c)(j)                             4,035,000        3,893,775
  Series B
  13.00%, due 8/12/09 (m)                              2,582,239        2,762,996
                                                                   --------------
                                                                       60,554,858
                                                                   --------------
METALS & MINING (0.7%)
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                                  4,420,000        4,248,142
Allegheny Technologies, Inc.
  8.375%, due 12/15/11                                 1,390,000        1,438,650
United States Steel Corp.
  9.75%, due 5/15/10                                     645,000          696,600
  10.75%, due 8/1/08                                   2,590,000        2,874,900
                                                                   --------------
                                                                        9,258,292
                                                                   --------------


                                                       PRINCIPAL
                                                          AMOUNT            VALUE
MULTI-UTILITIES & UNREGULATED POWER (5.2%)
VAES Corp. (The)
  9.00%, due 5/15/15 (c)                            $ 11,580,000   $   12,998,550
AES Eastern Energy L.P.
  Series 1999-A
  9.00%, due 1/2/17 (g)                                8,084,674        9,378,222
Calpine Corp.

V  8.50%, due 7/15/10 (c)(i)                          19,027,000       14,650,790
  9.875%, due 12/1/11 (c)                              2,255,000        1,758,900
Calpine Gilroy, L.P.
  10.00% due 9/30/14 (e)(h)                            4,953,993        4,953,993
Dynegy Holdings, Inc.
  9.6407%, due 7/15/08 (c)                             2,845,000        3,012,144
  9.875%, due 7/15/10 (c)                              8,905,000        9,840,025
  10.125%, due 7/15/13 (c)                             1,390,000        1,570,700
NRG Energy, Inc.
  8.00%, due 12/15/13 (c)                              5,799,000        6,117,945

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

         MainStay VP High Yield
M- 224 Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE

CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
PSE&G Energy Holdings, Inc.
  8.625%, due 2/15/08                               $  4,055,000   $    4,308,437
Reliant Energy, Inc.
  9.25%, due 7/15/10                                   1,535,000        1,673,150
Salton Sea Funding Corp.
  Series B
  8.30%, due 5/30/06 (e)                                   2,948            3,230
Tiverton/Rumford Power Associates Ltd.
  9.00%, due 7/15/18 (c)                               2,294,695        1,893,123
Westar Energy, Inc.
  7.125%, due 8/1/09                                     855,000          923,657
  7.875%, due 5/1/07                                   1,205,000        1,282,447
                                                                   --------------
                                                                       74,365,313
                                                                   --------------
OIL & GAS (3.7%)
El Paso Corp.
  6.95%, due 12/15/07                                  1,005,000        1,016,306
  7.80%, due 8/1/31                                    1,145,000        1,113,512
VEl Paso Production Holding Co.
  7.75%, due 6/1/13                                   14,930,000       15,937,775
Evergreen Resources, Inc.
  5.875%, due 3/15/12                                  3,165,000        3,144,621
EXCO Resources, Inc.
  7.25%, due 1/15/11                                   4,190,000        4,190,000
Forest Oil Corp.
  8.00%, due 12/15/11                                  3,465,000        3,820,162
Hilcorp Energy I L.P.
  10.50%, due 9/1/10 (c)                                 455,000          502,775
Mission Resources Corp.
  9.875%, due 4/1/11                                   4,345,000        4,605,700
Newfield Exploration Co.
  7.625%, due 3/1/11                                     345,000          377,775
  8.375%, due 8/15/12                                    340,000          371,450
Pacific Energy Partners L.P.
  7.125%, due 6/15/14                                  3,475,000        3,618,344
Plains Exploration & Production Co.
  Series B
  8.75%, due 7/1/12                                    3,310,000        3,591,350
Vintage Petroleum, Inc.
  8.25%, due 5/1/12                                    7,205,000        7,817,425
Whiting Petroleum Corp.
  7.25%, due 5/1/13                                    3,115,000        3,177,300
                                                                   --------------
                                                                       53,284,495
                                                                   --------------



                                                       PRINCIPAL
                                                          AMOUNT            VALUE
PAPER & FOREST PRODUCTS (1.6%)
Georgia-Pacific Corp.
  7.25%, due 6/1/28                                 $  3,375,000   $    3,611,250
  7.375%, due 12/1/25                                  1,310,000        1,416,437
  7.75%, due 11/15/29                                  2,105,000        2,365,494
  8.00%, due 1/15/24                                   4,805,000        5,525,750
  8.875%, due 2/1/10-5/15/31                           2,600,000        3,177,012
  9.375%, due 2/1/13                                     445,000          503,406
Pope & Talbot, Inc.
  8.375%, due 6/1/13                                   5,850,000        5,791,500
                                                                   --------------
                                                                       22,390,849
                                                                   --------------
PHARMACEUTICALS (0.2%)
Warner Chilcott Corp.
  8.75%, due 2/1/15 (c)                                3,465,000        3,369,712
                                                                   --------------

REAL ESTATE (3.5%)
American Real Estate Partners L.P.

V  7.125%, due 2/15/13 (c)                            13,150,000       12,887,000
  8.125%, due 6/1/12                                   6,705,000        6,906,150
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                   2,093,000        2,323,230
  11.25%, due 6/15/11                                  5,290,000        5,871,900
Crescent Real Estate Equities L.P.
  7.50%, due 9/15/07                                   6,920,000        7,075,700
OMEGA Healthcare Investors, Inc.
  7.00%, due 4/1/14                                    6,175,000        6,221,313
Trustreet Properties, Inc.
  7.50%, due 4/1/15 (c)                                8,730,000        8,926,425
                                                                   --------------
                                                                       50,211,718
                                                                   --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.9%)
Amkor Technology, Inc.
  7.125%, due 3/15/11                                  4,665,000        4,035,225
  7.75%, due 5/15/13                                     535,000          460,100
MagnaChip Semiconductor S.A.
  5.76%, due 12/15/11 (c)(j)                           2,690,000        2,663,100
  8.00%, due 12/15/14 (c)                              5,215,000        5,006,400
                                                                   --------------
                                                                       12,164,825
                                                                   --------------
SPECIALTY RETAIL (2.0%)
Blockbuster, Inc.
  9.00%, due 9/1/12 (c)                                5,110,000        4,777,850
Rent-Way, Inc.
  11.875%, due 6/15/10                                 4,045,000        4,530,400
Toys "R" Us, Inc.
  7.625%, due 8/1/11                                  12,500,000       11,468,750
  8.75%, due 9/1/21                                    7,609,000        7,685,090
                                                                   --------------
                                                                       28,462,090
                                                                   --------------

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
TOBACCO (0.6%)
Commonwealth Brands, Inc.
  9.75%, due 4/15/08 (c)                            $  5,635,000   $    5,930,838
  10.625%, due 9/1/08 (c)                              3,110,000        3,273,275
                                                                   --------------
                                                                        9,204,113
                                                                   --------------
TRANSPORTATION INFRASTRUCTURE (0.2%)
Great Lakes Dredge &
  Dock Corp.
  7.75%, due 12/15/13                                  3,400,000        2,575,500
                                                                   --------------

WIRELESS TELECOMMUNICATION SERVICES (1.3%)
Alamosa Delaware, Inc.
  11.00%, due 7/31/10                                  1,405,000        1,575,356
American Tower Escrow Corp.
  (zero coupon), due 8/1/08                            1,305,000        1,001,588
Dobson Cellular Systems
  6.96%, due 11/1/11 (c)(j)                            1,100,000        1,144,000
  8.375%, due 11/1/11 (c)                              1,105,000        1,160,250
  9.875%, due 11/1/12 (c)                              1,945,000        2,051,975
Loral CyberStar, Inc.
  10.00%, due 7/15/06 (d)                              5,773,000        4,445,210
Triton PCS, Inc.
  8.50%, due 6/1/13                                    7,640,000        7,047,900
                                                                   --------------
                                                                       18,426,279
                                                                   --------------
Total Corporate Bonds
  (Cost $870,140,242)                                                 890,186,859
                                                                   --------------

FOREIGN CORPORATE BONDS (6.9%)
---------------------------------------------------------------------------------
CHEMICALS (0.7%)
Acetex Corp.
  10.875%, due 8/1/09                               $  1,250,000   $    1,312,500
Invista
  9.25%, due 5/1/12 (c)                                5,250,000        5,735,625
Nova Chemicals
  7.00%, due 5/15/06                                   2,310,000        2,350,425
                                                                   --------------
                                                                        9,398,550
                                                                   --------------
COMMERCIAL SERVICES & SUPPLIES (0.6%)
Quebecor Media, Inc.
  (zero coupon), due 7/15/11
  13.75%, beginning 7/15/06                            8,180,000        8,231,125
  11.125%, due 7/15/11                                   955,000        1,061,244
                                                                   --------------
                                                                        9,292,369
                                                                   --------------
CONTAINERS & PACKAGING (0.8%)
Crown Euro Holdings S.A.
  9.50%, due 3/1/11                                    6,295,000        6,955,975
  10.875%, due 3/1/13                                  4,280,000        5,029,000
                                                                   --------------
                                                                       11,984,975
                                                                   --------------
FOOD & STAPLES RETAILING (0.1%)
Parmalat Finance Corp. BV
  6.25%, due 2/7/05 (d)(o)                          E  7,595,000        2,136,938
                                                                   --------------

INSURANCE (0.2%)
Lindsey Morden Group, Inc.
  Series B
  7.00%, due 6/16/08                                C$ 2,963,000        2,200,726
                                                                   --------------


                                                       PRINCIPAL
                                                          AMOUNT            VALUE
MARINE (0.5%)
Navigator Gas Transport PLC
  10.50%, due 6/30/07 (c)(d)(e)                     $  7,885,000   $    6,859,950
                                                                   --------------

MEDIA (1.6%)
Cablecom Luxembourg
  9.375%, due 4/15/14 (c)                           E  2,885,000        3,945,168
CanWest Media, Inc.
  Series B
  7.625%, due 4/15/13                               $    820,000          877,400
Hollinger, Inc.
  11.875%, due 3/1/11 (c)                                625,000          625,781
  12.875%, due 3/1/11 (c)                              3,129,000        3,422,344
Ono Finance PLC
  10.50%, due 5/15/14 (c)(o)                        E  5,710,000        7,255,488
Shaw Communications, Inc.
  7.50%, due 11/20/13                               C$ 5,470,000        4,892,998
Sun Media Corp.
  7.625%, due 2/15/13                               $  2,330,000        2,466,888
                                                                   --------------
                                                                       23,486,067
                                                                   --------------
PAPER & FOREST PRODUCTS (0.2%)
Tembec Industries, Inc.
  7.75%, due 3/15/12                                $  2,955,000   $    2,171,925
  8.50%, due 2/1/11                                    1,070,000          826,575
                                                                   --------------
                                                                        2,998,500
                                                                   --------------
PERSONAL PRODUCTS (0.2%)
Jafra Cosmetics International, Inc.
  10.75%, due 5/15/11                                  2,305,000        2,581,600
                                                                   --------------

ROAD & RAIL (0.3%)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  12.50%, due 6/15/12                                  4,005,000        4,685,850
                                                                   --------------

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

         MainStay VP High Yield
M- 226 Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE

FOREIGN CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (1.7%)
Inmarsat Finance PLC
  (zero coupon), due 11/15/12
  10.375%, beginning 11/15/08                       $  6,585,000   $    5,169,225
Intelsat Bermuda Ltd.
  7.805%, due 1/15/12 (c)                              5,730,000        5,830,275
  8.25%, due 1/15/13 (c)                               3,845,000        3,969,963
Millicom International Cellular S.A.
  10.00%, due 12/1/13                                  8,880,000        8,835,600
                                                                   --------------
                                                                       23,805,063
                                                                   --------------
Total Foreign Corporate Bonds
  (Cost $91,247,027)                                                   99,430,588
                                                                   --------------

LOAN ASSIGNMENTS & PARTICIPATIONS (3.0%)
---------------------------------------------------------------------------------
AUTO COMPONENTS (0.0%) (b)
Goodyear Tire &
  Rubber Co. (The)
  Bank debt, Term Loan
  5.89%, due 4/30/10 (h)(j)                              700,000          698,500
                                                                   --------------

CONTAINERS & PACKAGING (0.1%)
Graham Packaging Co., Inc.
  Bank debt, Term Loan C
  7.75%, due 4/7/12 (h)(j)                             1,000,000        1,026,667
                                                                   --------------
DIVERSIFIED FINANCIAL SERVICES (0.5%)
Satsbirds Capital Participations SCA
  Bank debt, Term Loan
  10.4643%, due 5/1/14 (e)(h)(j)                      E6,395,000        7,777,640
                                                                   --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
Qwest Corp.
  Bank debt, Term Loan B
  6.95%, due 6/30/10 (h)(j)                         $  4,250,000        4,199,000
Sunshine Acquisition Ltd. Bank debt, Term Loan
  9.14%, due 5/31/06 (e)(h)(j)                         6,000,000        6,000,000
                                                                   --------------
                                                                       10,199,000
                                                                   --------------
MEDIA (0.1%)
Fidelity National Informations
  Bank debt, Term Loan B
  4.96%, due 3/9/13 (h)(j)                               925,000          920,665
                                                                   --------------

MULTI-UTILITIES & UNREGULATED POWER (0.0%) (b)
Mirant Corp.
  Bank debt, Revolver 5
  4.65%, due 7/17/05 (d)(h)(j)                         1,262,754        1,031,670
                                                                   --------------


                                                       PRINCIPAL
                                                          AMOUNT            VALUE
PHARMACEUTICALS (0.4%)
Warner Chilcott Corp.
  Bank debt, Term Loan B
  6.01%, due 1/18/12 (h)(j)                         $  3,275,462   $    3,279,556
  Bank debt, Term Loan C
  6.01%, due 1/18/12 (h)(j)                            1,319,851        1,321,501
  Bank debt, Term Loan D
  6.01%, due 1/18/12 (h)(j)                              609,734          610,496
                                                                   --------------
                                                                        5,211,553
                                                                   --------------
REAL ESTATE (0.8%)
LNR Property Corp.
  Bank debt, Term Loan B
  6.21%, due 2/3/08 (h)(j)                             7,158,681        7,170,185
Riley Mezzanine Corp.
  Bank debt, Term Loan 1
  7.31%, due 2/3/08 (h)(j)                             3,000,000        2,994,375
  Bank debt, Term Loan 2
  8.06%, due 2/3/08 (h)(j)                             2,000,000        1,996,250
                                                                   --------------
                                                                       12,160,810
                                                                   --------------
SOFTWARE (0.2%)
Telcordia Technologies, Inc.
  Bank debt, Term Loan
  5.8288%, due 9/15/12 (h)(j)                              7,500            7,369
  6.07%, due 9/15/12 (h)(j)                            2,992,500        2,940,131
                                                                   --------------
                                                                        2,947,500
                                                                   --------------
TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Jostens IH Corp.
  Bank debt, Term Loan C
  5.19%, due 10/4/11 (h)(j)                              970,000          982,932
                                                                   --------------
Total Loan Assignments & Participations
  (Cost $43,372,365)                                                   42,956,937
                                                                   --------------

YANKEE BONDS (3.3%) (n)
---------------------------------------------------------------------------------
CONTAINERS & PACKAGING (0.7%)
Crown Cork & Seal
  Finance PLC
  7.00%, due 12/15/06                                  4,925,000        5,048,125
Smurfit Capital Funding PLC
  7.50%, due 11/20/25                                  4,475,000        4,206,500
                                                                   --------------
                                                                        9,254,625
                                                                   --------------

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                       PRINCIPAL
                                                          AMOUNT            VALUE
YANKEE BONDS (CONTINUED)
---------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.9%)
Petroleum Geo-Services ASA
  8.00%, due 11/5/06                                $    315,204   $      321,509

V  10.00%, due 11/5/10                                11,219,054       12,565,341
                                                                   --------------
                                                                       12,886,850
                                                                   --------------
INSURANCE (0.6%)
Fairfax Financial Holdings, Ltd.
  7.375%, due 4/15/18                                  2,575,000        2,175,875
  7.75%, due 4/26/12                                     885,000          840,750
  7.75%, due 7/15/37                                     135,000          107,325
  8.30%, due 4/15/26 (i)                               5,865,000        5,014,575
                                                                   --------------
                                                                        8,138,525
                                                                   --------------
MEDIA (0.2%)
Rogers Cablesystem, Ltd.
  11.00%, due 12/1/15                                  3,045,000        3,288,600
                                                                   --------------
METALS & MINING (0.4%)
Algoma Steel, Inc.
  11.00%, due 12/31/09                                 5,063,000        5,442,725
                                                                   --------------
PAPER & FOREST PRODUCTS (0.3%)
Tembec Industries, Inc.
  8.625%, due 6/30/09                                  5,930,000        4,832,950
                                                                   --------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Rogers Cantel, Inc.
  9.75%, due 6/1/16                                    2,560,000        3,091,200
                                                                   --------------
Total Yankee Bonds
  (Cost $44,189,969)                                                   46,935,475
                                                                   --------------
Total Long-Term Bonds
  (Cost $1,105,769,394)                                             1,134,727,651
                                                                   --------------


                                                          SHARES

COMMON STOCKS (1.6%)
---------------------------------------------------------------------------------
AUTO COMPONENTS (0.4%)
Goodyear Tire & Rubber Co. (The) (a)                     424,400        6,323,560
                                                                   --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
ICO Global Communications Holdings Ltd. (a)(e)           399,430        1,677,606
                                                                   --------------

HEALTH CARE PROVIDERS & SERVICES (0.1%)
QuadraMed Corp. (a)(e)                                   486,384          846,308
Skilled Healthcare Group, Inc. (a)(e)(h)(l)                1,691           27,056
                                                                   --------------
                                                                          873,364
                                                                   --------------



                                                          SHARES            VALUE
HOTELS, RESTAURANTS & LEISURE (0.1%)
Trump Entertainment Resorts, Inc.                         56,837   $      772,983
                                                                   --------------

INTERNET SOFTWARE & SERVICES (0.1%)
Globix Corp. (a)(e)(h)(l)                              1,092,740        1,889,347
Remote Dynamics, Inc. (a)                                 72,541          105,910
                                                                   --------------
                                                                        1,995,257
                                                                   --------------
MACHINERY (0.3%)
Morris Material Handling, Inc. (a)(e)(h)(l)                9,371           49,666
Thermadyne Holdings Corp. (a)(e)                         272,057        3,740,784
                                                                   --------------
                                                                        3,790,450
                                                                   --------------
MEDIA (0.3%)
Liberty Global, Inc. Class A (a)                          94,768        4,422,823
                                                                   --------------
METALS & MINING (0.1%)
ACP Holding Co. (a)(c)(e)                                739,787        1,294,627
                                                                   --------------

PAPER & FOREST PRODUCTS (0.1%)
Abitibi-Consolidated, Inc.                               286,870        1,285,178
                                                                   --------------
TOBACCO (0.0%) (b)
North Atlantic Trading Co., Inc. (a)(e)(h)(l)              2,418               24
                                                                   --------------
Total Common Stocks
  (Cost $21,309,438)                                                   22,435,872
                                                                   --------------

CONVERTIBLE PREFERRED STOCKS (0.7%)
---------------------------------------------------------------------------------
AUTOMOBILES (0.0%) (b)
General Motors Corp.
  6.25%, Series C                                         14,100          297,510
                                                                   --------------
DIVERSIFIED FINANCIAL SERVICES (0.0%) (b)
Pacific & Atlantic
  (Holdings), Inc.
  7.50%, Class A (e)(h)(l)                                14,496              145
                                                                   --------------

HEALTH CARE PROVIDERS & SERVICES (0.4%)
QuadraMed Corp. (c)(e)                                   234,600        5,278,500
                                                                   --------------

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

         MainStay VP High Yield
M- 228 Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                          SHARES            VALUE

CONVERTIBLE PREFERRED STOCKS (CONTINUED)
---------------------------------------------------------------------------------
INSURANCE (0.3%)
Conseco, Inc.
  5.50%                                                  130,400   $    3,586,000
                                                                   --------------

INTERNET SOFTWARE & SERVICES (0.0%) (b)
Globix Corp.
  6.00% (e)(h)(l)                                        107,873          199,835
                                                                   --------------
Total Convertible Preferred Stocks
  (Cost $9,784,259)                                                     9,361,990
                                                                   --------------

PREFERRED STOCKS (1.5%)
---------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (0.0%) (b)
Colorado Prime Corp. (a)(e)(h)(l)                          1,395               14
                                                                   --------------

MEDIA (0.5%)
Haights Cross Communications, Inc.
  16.00%, Class B (e)(h)(m)                               91,000        5,187,000
Paxson Communications Corp.
  14.25%, (m)                                                204        1,317,413
Ziff Davis Media, Inc.
  10.00%, Series E-1 (a)(e)                                  674          465,060
                                                                   --------------
                                                                        6,969,473
                                                                   --------------
REAL ESTATE (1.0%)
Sovereign Real Estate
  Investment Corp.

V  12.00%, Class A (c)                                    10,625       15,406,250
                                                                   --------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
Rural Cellular Corp.
  11.375%, Series B (m)                                        2            1,610
                                                                   --------------
Total Preferred Stocks
  (Cost $22,784,561)                                                   22,377,347
                                                                   --------------

WARRANTS (0.1%)
---------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.0%) (b)
ASAT Finance LLC
  Strike Price $18.60
  Expire 11/1/06 (a)(c)(e)(l)                              1,530               15
                                                                   --------------



                                                          SHARES            VALUE
MEDIA (0.0%) (b)
Haights Cross Communications, Inc.
  Strike Price $0.001
  Expire 12/10/11 (a)(e)(h)(l)                                91   $            1
  Preferred Class A
  Strike Price $0.001
  Expire 12/10/11 (a)(e)(h)(l)                            86,850              868
Ono Finance PLC
  Strike Price $0.01
  Expire 2/15/11 (a)(c)(e)(l)                              7,855               79
  Ziff Davis Media, Inc.
  Strike Price $0.001
  Expire 8/12/12 (a)(c)                                  123,640           12,364
                                                                   --------------
                                                                           13,312
                                                                   --------------
METALS & MINING (0.1%)
ACP Holding Co.
  Strike Price $0.01
  Expire 10/7/13 (a)(c)(e)                               744,004        1,302,007
                                                                   --------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
UbiquiTel, Inc.
  Strike Price $22.74
  Expire 4/15/10 (a)(c)(e)                                 2,510               25
                                                                   --------------
Total Warrants
  (Cost $821,230)                                                       1,315,359
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT

SHORT-TERM INVESTMENTS (17.0%)
---------------------------------------------------------------------------------
COMMERCIAL PAPER (14.4%)
AIG Funding, Inc.
  3.08%, due 7/6/05                                 $ 20,000,000       19,991,433
American Express
  Credit Corp.
  3.01%, due 7/7/05                                    2,435,000        2,433,741
American General
  Finance Corp.
  3.11%, due 7/18/05                                  15,000,000       14,977,885
Federal Home Loan Banks
  2.70%, due 7/05/05                                   1,360,000        1,359,543
  3.02%, due 7/05/05                                  13,835,000       13,830,849
Freddie Mac Discount Note
  3.08%, due 7/5/05                                    5,000,000        4,998,289
Goldman Sachs
  Group, Inc. (The)
  3.15%, due 7/1/05                                   25,000,000       25,000,000
  3.24%, due 7/22/05                                  17,140,000       17,107,576
Morgan Stanley & Co.
  3.08%, due 7/6/05                                   27,565,000       27,553,155
  3.10%, due 7/13/05                                  15,000,000       14,984,440

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                       PRINCIPAL
                                                          AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
---------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Prudential Funding LLC
  3.15%, due 7/18/05                                $ 20,000,000   $   19,970,214
Toyota Motor Credit Corp.
  3.25%, due 7/12/05                                  10,480,000       10,469,591
UBS Finance Delaware LLC
  3.35%, due 7/1/05                                   10,000,000       10,000,000
USAA Capital Corp.
  3.10%, due 7/5/05                                   24,795,000       24,786,451
                                                                   --------------
Total Commercial Paper
  (Cost $207,463,167)                                                 207,463,167
                                                                   --------------


                                                          SHARES


INVESTMENT COMPANIES (2.5%)
AIM Institutional Funds Groups (p)                    11,363,172       11,363,172
Merrill Lynch Premier
  Institutional Fund                                  25,181,098       25,181,099
                                                                   --------------
Total Investment Companies
  (Cost $36,544,271)                                                   36,544,271
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT

SHORT-TERM LOAN ASSIGNMENT & PARTICIPATION (0.1%)
---------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER (0.1%)
Mirant Corp.
  Bank debt, Revolver 1
  4.75%, due 1/15/06 (d)(h)(j)                      $  1,480,000        1,114,317
                                                                   --------------
Total Short-Term Loan Assignment & Participation
  (Cost $1,114,317)                                                     1,114,317
                                                                   --------------
Total Short-Term Investments
  (Cost $245,121,755)                                                 245,121,755
                                                                   --------------
Total Investments
  (Cost $1,405,590,637)(q)                                100.0%   $1,435,339,974(r)
Liabilities in Excess of Cash and Other Assets             (0.0)(b)      (228,974)
                                                    ------------   --------------
Net Assets                                                100.0%   $1,435,111,000
                                                    ============   ==============


(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Issue in default.
(e)  Illiquid security.
(f)  Issuer in bankruptcy.
(g)  Partially segregated for unfunded loan commitments.
(h)  Restricted security.
(i) Represents a security, or a portion thereof, which is out on loan.
(j)  Floating rate. Rate shown is the rate in effect at June
     30, 2005.
(k) LYON -- Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(l)  Fair valued security.
(m) PIK ("Payment in Kind") -- Interest or dividend payment is made with additional securities.
(n) Yankee bond -- Dollar denominated bonds issued in the United States by foreign banks and corporations.
(o) Partially segregated for foreign currency forward contracts.
(p) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(q) The cost for federal income tax purposes is $1,406,969,449.
(r)  At June 30, 2005, net unrealized appreciation was
     $28,370,525 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $89,942,052 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $61,571,527.
     The following abbreviations are used in the above portfolio:
     C$ -- Canadian Dollar.
     E  -- Euro.
     L  -- Pound Sterling.

         MainStay VP High Yield
M- 230 Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $1,405,590,637) including
  $10,878,795 market value of securities
  loaned                                      $1,435,339,974
Cash denominated in foreign currencies
  (identified cost $852)                                 803
Cash                                               1,311,647
Deposit with security lending agent for
  securities loaned                                      554
Receivables:
  Dividends and interest                          20,960,067
  Investments securities sold                      1,410,867
  Fund shares sold                                   840,767
Other assets                                          40,124
Unrealized appreciation on foreign currency
  forward contracts                                1,075,133
                                              --------------
    Total assets                               1,460,979,936
                                              --------------
LIABILITIES:
Securities lending collateral                     11,363,727
Payables:
  Investment securities purchased                 12,661,539
  Shareholder communication                          515,315
  Fund shares redeemed                               457,927
  Adviser                                            351,535
  Administrator                                      234,356
  NYLIFE Distributors                                 68,782
  Custodian                                           21,649
  Accrued expenses                                   107,026
Unrealized depreciation on foreign currency
  forward contracts                                   87,080
                                              --------------
    Total liabilities                             25,868,936
                                              --------------
Net assets                                    $1,435,111,000
                                              ==============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  300 million shares authorized
  Initial Class                               $    1,102,003
  Service Class                                      348,836
Additional paid-in capital                     1,467,961,447
Accumulated undistributed net investment
  income                                          49,325,491
Accumulated net realized loss
  on investments                                (115,186,825)
Accumulated undistributed net realized gain
  on foreign currency and foreign currency
  forward contracts                                  839,649
Net unrealized appreciation on
  investments                                     29,749,337
Net unrealized appreciation on translation
  of other assets and liabilities in foreign
  currencies                                         971,062
                                              --------------
Net assets                                    $1,435,111,000
                                              ==============
INITIAL CLASS
Net assets applicable to outstanding shares   $1,090,811,487
                                              ==============
Shares of capital stock outstanding              110,200,278
                                              ==============
Net asset value per share outstanding         $         9.90
                                              ==============
SERVICE CLASS
Net assets applicable to outstanding shares   $  344,299,513
                                              ==============
Shares of capital stock outstanding               34,883,625
                                              ==============
Net asset value per share outstanding         $         9.87
                                              ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                      $ 55,104,313
  Dividends (a)                                    1,371,471
  Income from securities loaned -- net               507,254
                                                ------------
    Total income                                  56,983,038
                                                ------------
EXPENSES:
  Advisory                                         2,126,777
  Administration                                   1,417,851
  Distribution and service -- Service Class          382,358
  Shareholder communication                          314,971
  Professional                                       131,261
  Custodian                                           65,391
  Directors                                           38,413
  Portfolio pricing                                   17,397
  Miscellaneous                                       36,641
                                                ------------
    Total expenses                                 4,531,060
                                                ------------
Net investment income                             52,451,978
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions                            4,159,954
  Foreign currency transactions                      839,649
                                                ------------
Net realized gain on investments and foreign
  currency transactions                            4,999,603
                                                ------------
Net change in unrealized appreciation on:
  Security transactions                          (59,081,702)
  Translation of other assets and liabilities
    in foreign currencies                            946,392
                                                ------------
Net change in unrealized appreciation on
  investments and foreign currency
  transactions                                   (58,135,310)
                                                ------------
Net realized and unrealized loss on
  investments and foreign currency
  transactions                                   (53,135,707)
                                                ------------
Net decrease in net assets resulting from
  operations                                    $   (683,729)
                                                ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $1,721.

         MainStay VP High Yield
M- 232 Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2004

                                              2005             2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income              $   52,451,978   $   93,882,209
 Net realized gain on investments
  and foreign currency
  transactions                           4,999,603       41,821,840
 Net change in unrealized
  appreciation on investments and
  foreign currency transactions        (58,135,310)      18,841,958
                                    -------------------------------
 Net increase (decrease) in net
  assets resulting from operations        (683,729)     154,546,007
                                    -------------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                                --      (77,608,906)
   Service Class                                --      (17,767,155)
                                    -------------------------------
 Total dividends to shareholders                --      (95,376,061)
                                    -------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        39,241,462       98,801,775
   Service Class                        80,591,503      180,342,620

 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Initial Class                                --       77,608,906
   Service Class                                --       17,767,155
                                    -------------------------------
                                       119,832,965      374,520,456
 Cost of shares redeemed:
   Initial Class                      (115,277,130)    (178,035,733)
   Service Class                       (12,529,018)      (6,260,880)
                                    -------------------------------
                                      (127,806,148)    (184,296,613)
    Increase (decrease) in net
     assets derived from capital
     share transactions                 (7,973,183)     190,223,843
                                    -------------------------------
    Net increase (decrease) in net
     assets                             (8,656,912)     249,393,789

NET ASSETS:
Beginning of period                  1,443,767,912    1,194,374,123
                                    -------------------------------
End of period                       $1,435,111,000   $1,443,767,912
                                    ===============================
Accumulated undistributed
 (distributions in excess of) net
 investment income at end of
 period                             $   49,325,491   $   (3,126,487)
                                    ===============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                            INITIAL CLASS
                                ----------------------------------------------------------------------
                                SIX MONTHS
                                   ENDED
                                 JUNE 30,                     YEAR ENDED DECEMBER 31,
                                   2005*         2004         2003        2002       2001       2000
Net asset value at beginning
  of period                     $     9.90    $     9.41   $     7.39   $   8.09   $   8.72   $  10.69
                                ----------    ----------   ----------   --------   --------   --------
Net investment income                 0.36(b)       0.70         0.75(b)     0.85      1.05(c)     1.32
Net realized and unrealized
  gain (loss) on investments         (0.37)         0.47         1.93      (0.67)     (0.64)(c)    (1.96)
Net realized and unrealized
  gain (loss) on foreign
  currency                            0.01          0.02         0.01      (0.02)      0.01       0.02
                                ----------    ----------   ----------   --------   --------   --------
Total from investment
  operations                          0.00(d)       1.19         2.69       0.16       0.42      (0.62)
                                ----------    ----------   ----------   --------   --------   --------
Less dividends and
  distributions:
  From net investment income            --         (0.70)       (0.67)     (0.86)     (1.05)     (1.35)
  From net realized gain on
    investments                         --            --           --         --         --      (0.00)(d)
                                ----------    ----------   ----------   --------   --------   --------
Total dividends and
  distributions                         --         (0.70)       (0.67)     (0.86)     (1.05)     (1.35)
                                ----------    ----------   ----------   --------   --------   --------
Net asset value at end of
  period                        $     9.90    $     9.90   $     9.41   $   7.39   $   8.09   $   8.72
                                ==========    ==========   ==========   ========   ========   ========
Total investment return               0.01%(e)      12.72%      36.37%      2.05%      4.91%     (5.87%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income             7.45%+        7.40%        8.51%     10.44%     11.61%(c)    12.10%
    Expenses                          0.59%+        0.59%        0.60%      0.60%      0.58%      0.60%
Portfolio turnover rate                 21%           39%          43%        49%        56%        64%
Net assets at end of period
  (in 000's)                    $1,090,811    $1,167,527   $1,114,766   $696,500   $684,738   $616,807

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001 the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Decrease net investment income                                $(0.00)(d)
Increase net realized and unrealized gains and losses           0.00(d)
Decrease ratio of net investment income                        (0.03%)

(d)  Less than one cent per share.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.
*    Unaudited.

         MainStay VP High Yield
M- 234 Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                    SERVICE CLASS
    ----------------------------------------------
                                        JUNE 4,
    SIX MONTHS                          2003(a)
      ENDED          YEAR ENDED         THROUGH
     JUNE 30,       DECEMBER 31,      DECEMBER 31,
      2005*             2004              2003
     $   9.88         $   9.40          $  8.69
     --------         --------          -------
         0.35(b)          0.68             0.44(b)
        (0.37)            0.47             0.92
         0.01             0.02             0.00(d)
     --------         --------          -------
        (0.01)            1.17             1.36
     --------         --------          -------
           --            (0.69)           (0.65)
           --               --               --
     --------         --------          -------
           --            (0.69)           (0.65)
     --------         --------          -------
     $   9.87         $   9.88          $  9.40
     ========         ========          =======
        (0.11%)(e)       12.44%           15.66%(e)
         7.20%+           7.15%            8.26%+(f)
         0.84%+           0.84%            0.85%+
           21%              39%              43%
     $344,300         $276,241          $79,608

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

PORTFOLIO OF INVESTMENTS JUNE 30, 2005 UNAUDITED


                                                         SHARES          VALUE
COMMON STOCKS (99.2%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.5%)
Northrop Grumman Corp.                                   27,728   $  1,531,972
                                                                  ------------
AIR FREIGHT & LOGISTICS (0.9%)
FedEx Corp.                                               2,752        222,939
United Parcel Service, Inc. Class B                      10,693        739,528
                                                                  ------------
                                                                       962,467
                                                                  ------------
AIRLINES (0.1%)
Delta Air Lines, Inc. (a)                                 2,447          9,201
Southwest Airlines Co.                                    8,497        118,363
                                                                  ------------
                                                                       127,564
                                                                  ------------
AUTO COMPONENTS (0.1%)
TRW Automotive Holdings Corp. (a)                         3,113         76,300
                                                                  ------------
AUTOMOBILES (1.3%)
Ford Motor Co.                                          129,258      1,323,602
                                                                  ------------
BEVERAGES (0.0%) (b)
Molson Coors Brewing Co. Class B                            469         29,078
                                                                  ------------
BIOTECHNOLOGY (0.3%)
Amgen, Inc. (a)                                           4,598        277,995
                                                                  ------------
CAPITAL MARKETS (0.3%)
American Capital Strategies, Ltd.                           573         20,691
A.G. Edwards, Inc.                                        7,091        320,159
                                                                  ------------
                                                                       340,850
                                                                  ------------
CHEMICALS (0.8%)
Eastman Chemical Co.                                     14,696        810,484
                                                                  ------------
COMMERCIAL BANKS (9.8%)
VBank of America Corp.                                  106,559      4,860,156
Comerica, Inc.                                            3,173        183,399
First Horizon National Corp.                              2,673        112,801
VNational City Corp.                                     79,926      2,727,075
Wachovia Corp.                                           23,427      1,161,979
Wells Fargo & Co.                                        15,600        960,648
                                                                  ------------
                                                                    10,006,058
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (1.8%)
Cendant Corp.                                            46,596      1,042,353
Deluxe Corp.                                              3,582        145,429
John H. Harland Co.                                       4,065        154,470
Pitney Bowes, Inc.                                        6,466        281,594
R.R. Donnelley & Sons Co.                                 6,289        217,033
                                                                  ------------
                                                                     1,840,879
                                                                  ------------


                                                         SHARES          VALUE
COMMUNICATIONS EQUIPMENT (1.2%)
Harris Corp.                                              1,324   $     41,322
Motorola, Inc.                                           64,440      1,176,674
                                                                  ------------
                                                                     1,217,996
                                                                  ------------
COMPUTERS & PERIPHERALS (2.8%)
Apple Computer, Inc. (a)                                  5,031        185,191
Hewlett-Packard Co.                                      31,442        739,202
International Business Machines Corp.                    24,710      1,833,482
Western Digital Corp. (a)                                 9,044        121,370
                                                                  ------------
                                                                     2,879,245
                                                                  ------------
CONSUMER FINANCE (0.1%)
Capital One Financial Corp.                               1,600        128,016
                                                                  ------------
CONTAINERS & PACKAGING (0.0%) (b)
Silgan Holdings, Inc.                                       421         23,677
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (0.1%)
JPMorgan Chase & Co.                                      4,192        148,061
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.4%)
ALLTEL Corp.                                             14,664        913,274
AT&T Corp.                                               70,674      1,345,633
Sprint Corp.                                              2,431         60,994
Verizon Communications, Inc.                             33,725      1,165,198
                                                                  ------------
                                                                     3,485,099
                                                                  ------------
ELECTRIC UTILITIES (2.8%)
American Electric Power Co., Inc.                        29,983      1,105,473
Exelon Corp.                                              6,296        323,174
FirstEnergy Corp.                                        17,214        828,165
PG&E Corp.                                               16,692        626,618
                                                                  ------------
                                                                     2,883,430
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
Arrow Electronics, Inc. (a)                              17,076        463,784
Avnet, Inc. (a)                                           3,526         79,441
Ingram Micro, Inc. Class A (a)                            9,666        151,370
                                                                  ------------
                                                                       694,595
                                                                  ------------
ENERGY EQUIPMENT & SERVICES (0.1%)
Veritas DGC, Inc. (a)                                     4,149        115,093
                                                                  ------------
FOOD & STAPLES RETAILING (1.9%)
Albertson's, Inc.                                        49,406      1,021,716
SUPERVALU, Inc.                                          28,630        933,624
                                                                  ------------
                                                                     1,955,340
                                                                  ------------
+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

M- 236   MainStay VP Income & Growth Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
FOOD PRODUCTS (2.2%)
Archer-Daniels-Midland Co.                               42,386   $    906,213
Bunge Ltd.                                                1,250         79,250
Chiquita Brands International, Inc.                      14,037        385,456
Gold Kist, Inc. (a)                                       3,172         68,452
Pilgrim's Pride Corp.                                    20,406        696,457
Sanderson Farms, Inc.                                       810         36,806
Seaboard Corp.                                               34         56,576
                                                                  ------------
                                                                     2,229,210
                                                                  ------------
GAS UTILITIES (1.5%)
Nicor, Inc.                                              21,789        897,053
NiSource, Inc.                                           10,323        255,288
UGI Corp.                                                13,991        390,349
                                                                  ------------
                                                                     1,542,690
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.2%)
Applera Corp.-Applied Biosystems Group                   33,038        649,858
Becton, Dickinson & Co.                                  11,892        623,973
                                                                  ------------
                                                                     1,273,831
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (2.4%)
AmerisourceBergen Corp.                                  13,072        903,929
Cardinal Health, Inc.                                     8,548        492,194
Kindred Healthcare, Inc. (a)                              8,970        355,302
McKesson Corp.                                           15,804        707,861
                                                                  ------------
                                                                     2,459,286
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (1.1%)
McDonald's Corp.                                         39,177      1,087,162
                                                                  ------------
HOUSEHOLD DURABLES (1.0%)
Black & Decker Corp. (The)                                6,164        553,835
Newell Rubbermaid, Inc.                                   9,532        227,243
Stanley Works (The)                                         633         28,827
Tupperware Corp.                                         10,386        242,721
                                                                  ------------
                                                                     1,052,626
                                                                  ------------
HOUSEHOLD PRODUCTS (1.2%)
Kimberly-Clark Corp.                                     13,517        846,029
Procter & Gamble Co. (The)                                7,719        407,177
                                                                  ------------
                                                                     1,253,206
                                                                  ------------
INDUSTRIAL CONGLOMERATES (0.9%)
General Electric Co.                                      4,736        164,102
Tyco International Ltd.                                  26,690        779,348
                                                                  ------------
                                                                       943,450
                                                                  ------------
INSURANCE (7.3%)
ACE, Ltd.                                                13,380        600,093
Aon Corp.                                                17,875        447,590
Axis Capital Holdings, Ltd.                               3,581        101,342
Endurance Specialty Holdings Ltd.                        16,435        621,572


                                                         SHARES          VALUE
INSURANCE (CONTINUED)
Fidelity National Financial, Inc.                         7,959   $    284,057
First American Corp.                                     34,532      1,386,114
Loews Corp.                                              21,924      1,699,110
Nationwide Financial Services, Inc. Class A               2,156         81,798
Protective Life Corp.                                    12,072        509,680
W. R. Berkley Corp.                                      16,947        604,669
XL Capital Ltd. Class A                                  13,562      1,009,284
Zenith National Insurance Corp.                             874         59,310
                                                                  ------------
                                                                     7,404,619
                                                                  ------------
INTERNET SOFTWARE & SERVICES (1.3%)
EarthLink, Inc. (a)                                     109,061        944,469
United Online, Inc.                                      31,977        347,270
                                                                  ------------
                                                                     1,291,739
                                                                  ------------
IT SERVICES (1.5%)
CheckFree Corp. (a)                                         448         15,259
Computer Sciences Corp. (a)                              25,294      1,105,348
Sabre Holdings Corp. Class A                             18,548        370,032
                                                                  ------------
                                                                     1,490,639
                                                                  ------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Eastman Kodak Co.                                         8,826        236,978
                                                                  ------------
MACHINERY (1.4%)
Cummins, Inc.                                            18,450      1,376,555
                                                                  ------------
MEDIA (3.7%)
Regal Entertainment Group Class A                        19,342        365,177
Time Warner, Inc. (a)                                    83,574      1,396,522
Viacom, Inc. Class B                                     26,288        841,742
Walt Disney Co. (The)                                    44,780      1,127,560
                                                                  ------------
                                                                     3,731,001
                                                                  ------------
METALS & MINING (1.7%)
Nucor Corp.                                               7,527        343,382
Phelps Dodge Corp.                                       11,829      1,094,182
United States Steel Corp.                                 7,986        274,479
                                                                  ------------
                                                                     1,712,043
                                                                  ------------
MULTILINE RETAIL (2.3%)
Federated Department Stores, Inc.                        21,888      1,603,952
Sears Holdings Corp. (a)                                  4,864        728,968
                                                                  ------------
                                                                     2,332,920
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.1%)
National Fuel Gas Co.                                     2,382         68,864
                                                                  ------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)                                           3,799         52,388
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 237


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
OIL & GAS (9.5%)
VChevron Corp.                                           59,262   $  3,313,931
ConocoPhillips                                           29,006      1,667,555
VExxonMobil Corp.                                        50,244      2,887,523
Frontier Oil Corp.                                          964         28,293
Marathon Oil Corp.                                        7,894        421,303
Sunoco, Inc.                                             10,739      1,220,809
Valero Energy Corp.                                       2,343        185,355
                                                                  ------------
                                                                     9,724,769
                                                                  ------------
PAPER & FOREST PRODUCTS (2.7%)
Georgia-Pacific Corp.                                    16,698        530,996
Louisiana-Pacific Corp.                                  62,629      1,539,421
Weyerhaeuser Co.                                         10,198        649,103
                                                                  ------------
                                                                     2,719,520
                                                                  ------------
PHARMACEUTICALS (9.4%)
Bristol-Myers Squibb Co.                                 56,838      1,419,813
VJohnson & Johnson                                       52,490      3,411,850
King Pharmaceuticals, Inc. (a)                           16,877        175,858
VMerck & Co., Inc.                                       71,891      2,214,243
VPfizer, Inc.                                            84,356      2,326,539
                                                                  ------------
                                                                     9,548,303
                                                                  ------------
REAL ESTATE (3.4%)
Apartment Investment & Management Co. Class A            13,287        543,704
CBL & Associates Properties, Inc.                        38,629      1,663,751
Colonial Properties Trust                                10,612        466,928
Crescent Real Estate Equities Co.                        10,225        191,719
Lexington Corporate Properties Trust                      2,339         56,861
Trizec Properties, Inc.                                  10,083        207,407
Vornado Realty Trust                                      3,903        313,801
                                                                  ------------
                                                                     3,444,171
                                                                  ------------
ROAD & RAIL (0.5%)
Burlington Northern Santa Fe Corp.                        3,638        171,277
CSX Corp.                                                 2,016         86,002


                                                         SHARES          VALUE
ROAD & RAIL (CONTINUED)
Norfolk Southern Corp.                                    3,835   $    118,732
Union Pacific Corp.                                       2,622        169,906
                                                                  ------------
                                                                       545,917
                                                                  ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.1%)
VIntel Corp.                                            153,433      3,998,464
OmniVision Technologies, Inc. (a)                         9,741        132,380
Sigmatel, Inc. (a)                                          464          7,962
                                                                  ------------
                                                                     4,138,806
                                                                  ------------
SOFTWARE (1.9%)
Microsoft Corp.                                          79,047      1,963,528
                                                                  ------------
SPECIALTY RETAIL (1.2%)
American Eagle Outfitters, Inc.                           1,409         43,186
Barnes & Noble, Inc. (a)                                 10,112        392,346
Charming Shoppes, Inc. (a)                                9,047         84,409
GameStop Corp. Class B (a)                                2,877         86,022
Movie Gallery, Inc.                                       3,365         88,937
Payless ShoeSource, Inc. (a)                              7,371        141,523
Rent-A-Center, Inc. (a)                                  11,580        269,698
Sonic Automotive, Inc.                                    4,573         97,222
                                                                  ------------
                                                                     1,203,343
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (4.5%)
Corus Bankshares, Inc.                                      203         11,265
VCountrywide Financial Corp.                             65,304      2,521,387
VWashington Mutual, Inc.                                 50,581      2,058,141
                                                                  ------------
                                                                     4,590,793
                                                                  ------------
TOBACCO (0.9%)
Altria Group, Inc.                                       11,618        751,220
Reynolds American, Inc.                                   1,461        115,127
                                                                  ------------
                                                                       866,347
                                                                  ------------
Total Common Stocks
  (Cost $95,418,486)                                               101,142,505
                                                                  ------------

M- 238   MainStay VP Income & Growth Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
CONVERTIBLE PREFERRED STOCKS (0.4%)
------------------------------------------------------------------------------
AUTOMOBILES (0.2%)
Ford Capital Trust II
  6.50%                                                   3,150   $    127,040
General Motors
  5.25% Series B                                          3,691         68,505
                                                                  ------------
                                                                       195,545
                                                                  ------------
OFFICE ELECTRONICS (0.2%)
Xerox Corp.
  6.25%                                                   1,470        175,018
                                                                  ------------
Total Convertible Preferred Stocks
  (Cost $411,165)                                                      370,563
                                                                  ------------
Total Investments
  (Cost $95,829,651) (c)                                   99.6%   101,513,068(d)
Cash and Other Assets,
  Less Liabilities                                          0.4        429,668
                                                    -----------   ------------
Net Assets                                                100.0%  $101,942,736
                                                    ===========   ============

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  The cost for federal income tax purposes is $96,971,921.
(d)  At June 30, 2005 net unrealized appreciation was
     $4,541,147, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $9,527,474 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,986,327.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 239

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $95,829,651)                 $101,513,068
Cash                                                 542,745
Receivables:
  Investment securities sold                         439,904
  Dividends and interest                             158,793
  Fund shares sold                                   123,862
Other assets                                           2,663
                                                ------------
    Total assets                                 102,781,035
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                    686,705
  Adviser                                             41,933
  Shareholder communication                           33,544
  Professional                                        21,457
  Administrator                                       16,773
  Fund shares redeemed                                14,790
  Custodian                                            8,755
  NYLIFE Distributors                                  5,291
Accrued expenses                                       9,051
                                                ------------
    Total liabilities                                838,299
                                                ------------
Net assets                                      $101,942,736
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $     65,650
  Service Class                                       22,986
Additional paid-in capital                        98,417,228
Accumulated undistributed net investment
  income                                             664,319
Accumulated net realized loss
  on investments                                  (2,910,864)
Net unrealized appreciation
  on investments                                   5,683,417
                                                ------------
Net assets                                      $101,942,736
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $ 75,564,686
                                                ============
Shares of capital stock outstanding                6,564,951
                                                ============
Net asset value per share outstanding           $      11.51
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 26,378,050
                                                ============
Shares of capital stock outstanding                2,298,621
                                                ============
Net asset value per share outstanding           $      11.48
                                                ============

M- 240   MainStay VP Income & Growth Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 1,113,407
  Interest                                             2,317
                                                 -----------
    Total income                                   1,115,724
                                                 -----------
EXPENSES:
  Advisory                                           241,273
  Administration                                      96,509
  Distribution and service -- Service Class           27,457
  Custodian                                           26,543
  Professional                                        23,282
  Shareholder communication                           20,915
  Directors                                            3,758
  Portfolio pricing                                    2,986
  Miscellaneous                                        8,682
                                                 -----------
    Total expenses                                   451,405
                                                 -----------
Net investment income                                664,319
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
Net realized gain on investments                   2,210,974
Net change in unrealized appreciation on
  investments                                     (2,448,731)
                                                 -----------
Net realized and unrealized loss
  on investments                                    (237,757)
                                                 -----------
Net increase in net assets resulting from
  operations                                     $   426,562
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $883.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 241

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2004

                                               2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income                 $    664,319   $  1,544,025
 Net realized gain on investments         2,210,974      7,591,845
 Net change in unrealized
  appreciation on investments            (2,448,731)     1,028,852
                                       ---------------------------
 Net increase in net assets resulting
  from operations                           426,562     10,164,722
                                       ---------------------------

Dividends to shareholders:

 From net investment income:
   Initial Class                                 --     (1,258,248)
   Service Class                                 --       (279,124)
                                       ---------------------------
 Total dividends to shareholders                 --     (1,537,372)
                                       ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                          4,329,572      7,880,743
   Service Class                          8,373,039     13,725,900
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Initial Class                                 --      1,258,248
   Service Class                                 --        279,124
                                       ---------------------------
                                         12,702,611     23,144,015
 Cost of shares redeemed:
   Initial Class                         (5,560,163)    (9,559,375)
   Service Class                           (825,111)      (709,479)
                                       ---------------------------
                                         (6,385,274)   (10,268,854)
                                       ---------------------------
    Increase in net assets derived
     from
     capital share transactions           6,317,337     12,875,161
                                       ---------------------------
    Net increase in net assets            6,743,899     21,502,511

NET ASSETS:
Beginning of period                      95,198,837     73,696,326
                                       ---------------------------
End of period                          $101,942,736   $ 95,198,837
                                       ===========================

Accumulated undistributed net
 investment income at end of period    $    664,319   $         --
                                       ===========================

M- 242   MainStay VP Income & Growth Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          INITIAL CLASS
                                -----------------------------------------------------------------
                                SIX MONTHS
                                  ENDED
                                 JUNE 30,                  YEAR ENDED DECEMBER 31,
                                  2005*        2004       2003       2002       2001       2000
Net asset value at beginning
  of period                      $ 11.47     $ 10.35    $  8.14    $ 10.24    $ 11.28    $ 12.74
                                 -------     -------    -------    -------    -------    -------
Net investment income               0.08(b)     0.19(c)    0.14(b)    0.10       0.08       0.07
Net realized and unrealized
  gain (loss) on investments       (0.04)       1.12       2.20      (2.10)     (1.04)     (1.44)
                                 -------     -------    -------    -------    -------    -------
Total from investment
  operations                        0.04        1.31       2.34      (2.00)     (0.96)     (1.37)
                                 -------     -------    -------    -------    -------    -------
Less dividends and
  distributions:
    From net investment income        --       (0.19)     (0.13)     (0.10)     (0.08)     (0.07)
    From net realized gain on
      investments                     --          --         --         --         --      (0.02)
                                 -------     -------    -------    -------    -------    -------
Total dividends and
  distributions                       --       (0.19)     (0.13)     (0.10)     (0.08)     (0.09)
                                 -------     -------    -------    -------    -------    -------
Net asset value at end of
  period                         $ 11.51     $ 11.47    $ 10.35    $  8.14    $ 10.24    $ 11.28
                                 =======     =======    =======    =======    =======    =======
Total investment return             0.37%(d)   12.65%     28.69%    (19.52%)    (8.50%)   (10.73%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           1.43%+      1.92%(c)    1.51%     1.09%      0.81%      0.66%
    Expenses                        0.88%+      0.90%      0.94%      0.92%      0.88%      0.90%
Portfolio turnover rate               38%         72%        79%        71%        61%        59%
Net assets at end of period
  (in 000's)                     $75,565     $76,526    $69,598    $58,153    $71,000    $75,189

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.05 per
     share and 0.26%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.
*    Unaudited.

M- 244   MainStay VP Income & Growth Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                   SERVICE CLASS
----------------------------------------------------
                                          JUNE 13,
    SIX MONTHS                            2003(a)
      ENDED           YEAR ENDED          THROUGH
     JUNE 30,        DECEMBER 31,       DECEMBER 31,
      2005*              2004               2003
     $ 11.45           $ 10.34             $ 9.26
     -------           -------             ------
        0.07(b)           0.18(c)            0.07(b)
       (0.04)             1.11               1.14
     -------           -------             ------
        0.03              1.29               1.21
     -------           -------             ------
          --             (0.18)             (0.13)
          --                --                 --
     -------           -------             ------
          --             (0.18)             (0.13)
     -------           -------             ------
     $ 11.48           $ 11.45             $10.34
     =======           =======             ======
        0.25%(d)         12.38%             13.10%(d)
        1.18%+            1.67%(c)           1.26%+(e)
        1.13%+            1.15%              1.19%+
          38%               72%                79%
     $26,378           $18,673             $4,099

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 245

PORTFOLIO OF INVESTMENTS JUNE 30, 2005 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (86.0%)+
-----------------------------------------------------------------------------
AUSTRALIA (0.8%)
Australian Gas Light Co., Ltd.
  (multi-utilities & unregulated power)                191,004   $  2,063,226
                                                                 ------------

CANADA (0.5%)
Bank of Montreal (commercial banks)                     26,700      1,242,818
                                                                 ------------

DENMARK (0.6%)
Danske Bank A/S (commercial banks)                      56,045      1,682,081
                                                                 ------------
FINLAND (0.1%)
TietoEnator Oyj (IT services)                           12,240        370,928
                                                                 ------------

FRANCE (7.2%)
Air Liquide, S.A. (chemicals)                           10,100      1,716,947
BNP Paribas, S.A. (diversified financial services)      84,394      5,769,964
Dexia (commercial banks)                                63,200      1,387,603
M6 Metropole Television (broadcasting &
  publishing)                                          112,424      2,850,887
Societe Generale, S.A. (commercial banks)                3,700        374,787
Societe Television Francaise 1 (broadcasting &
  publishing)                                           80,200      2,124,206
Total, S.A. (oil & gas)                                 23,450      5,491,593
                                                                 ------------
                                                                   19,715,987
                                                                 ------------
GERMANY (8.8%)
BASF AG (chemicals)                                     38,600      2,558,419
VBayerische Motoren Werke AG (automobiles)             176,329      8,048,293
Deutsche Boerse AG (diversified financial
  services)                                             73,630      5,737,793
Hannover Rueckversicherung AG (insurance)              141,093      5,358,831
Henkel KGaA (multi-industry)                             7,000        625,418
Muenchener Rueckversicherungs-Gesellschaft AG
  Registered (insurance)                                15,626      1,663,821
                                                                 ------------
                                                                   23,992,575
                                                                 ------------
HONG KONG (1.7%)
Hongkong Electric Holdings, Ltd. (electric
  utilities)                                         1,001,500      4,566,367
                                                                 ------------

INDIA (0.6%)
ITC, Ltd. GDR (tobacco) (b)(d)                          40,900      1,551,529
                                                                 ------------


                                                        SHARES          VALUE
IRELAND (2.1%)
Bank of Ireland (commercial banks)                     361,220   $  5,820,416
                                                                 ------------

ITALY (8.4%)
Banco Popolare di Verona e Novara Scrl (commercial
  banks)                                               156,800      2,669,483
VEnel S.p.A. (utilities-electric & gas) (g)            824,900      7,169,714
Eni S.p.A. (oil & gas)                                 168,200      4,318,335
Eni S.p.A. PLC ADR (oil & gas) (c)                       4,500        576,900
Mediaset S.p.A. (broadcasting & publishing)             51,800        609,593
Snam Rete Gas S.p.A. (gas utilities)                 1,283,365      6,849,992
Terna S.p.A. (electric utilities)                      319,200        825,328
                                                                 ------------
                                                                   23,019,345
                                                                 ------------
JAPAN (12.5%)
VCanon, Inc. (office electronics)                      110,600      5,793,149
VCanon, Inc. ADR (office electronics) (c)               41,311      2,174,198
Credit Saison Co., Ltd. (financial services)            16,900        560,019
Denso Corp. (industrial components)                     57,000      1,295,877
East Japan Railway Co. (transportation-road &
  rail)                                                    135        692,077
Fuji Photo Film Co., Ltd. (leisure equipment &
  products)                                             22,800        741,748
Keyence Corp. (electronic equipment & instruments)       3,000        667,859
Konica Minolta Holdings, Inc. (recreation, other
  consumer goods)                                      188,800      1,753,114
NTT DoCoMo, Inc. (wireless telecommunication
  services)                                                460        676,219
OBIC Co., Ltd. (IT services)                            18,000      3,045,745
RICOH Co., Ltd. (data processing & reproduction)       119,700      1,859,983
Secom Co., Ltd. (commercial services & supplies)        32,800      1,405,077
Seven-Eleven Japan Co., Ltd. (food & staples
  retailing)                                            36,400      1,006,872
Shin-Etsu Chemical Co., Ltd. (chemicals)                42,900      1,621,283
Takeda Pharmaceutical Co. Ltd. (pharmaceuticals)       110,800      5,478,172

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments. One of the 10 largest holdings may be a security traded on more than one exchange. May be subject to change daily.

M- 246   MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
JAPAN (CONTINUED)
Toyota Motor Corp. ADR (automobiles) (c)                55,300   $  3,953,397
Uni-Charm Corp. (household products)                    31,900      1,281,355
                                                                 ------------
                                                                   34,006,144
                                                                 ------------
MEXICO (0.5%)
Wal-Mart de Mexico SA de CV Series V (multiline
  retail)                                              359,600      1,470,883
                                                                 ------------

NETHERLANDS (7.0%)
Euronext N.V. (diversified financial services)          25,831        871,697
Reed Elsevier N.V. (media)                             493,655      6,860,376
Royal Dutch Petroleum Co. NY Shares (oil & gas)         62,900      4,082,210
VTNT N.V. (air freight & logistics)                    292,542      7,407,462
                                                                 ------------
                                                                   19,221,745
                                                                 ------------
SINGAPORE (0.1%)
SembCorp Logistics Ltd. (air freight & logistics)      313,021        319,091
                                                                 ------------

SPAIN (4.5%)
VBanco Popular Espanol, S.A. (commercial banks)        618,830      7,462,861
Iberdrola, S.A. (multi-utilities & unregulated
  power)                                                84,290      2,216,380
Telefonica, S.A. (diversified telecommunication
  services)                                            158,392      2,586,195
                                                                 ------------
                                                                   12,265,436
                                                                 ------------
SWEDEN (0.6%)
Hennes & Mauritz AB B Shares (multiline retail)         49,300      1,731,193
                                                                 ------------

SWITZERLAND (12.5%)
VNestle S.A. Registered (food products)                 36,521      9,333,372
Novartis AG ADR (pharmaceuticals) (c)                   63,300      3,002,952
Novartis AG Registered (pharmaceuticals)                42,280      2,008,171
Roche Holding AG Genusscheine (health & personal
  care)                                                 17,700      2,232,137
Serono S.A. Class B (pharmaceuticals)                    6,613      4,226,292
Swiss Re Registered (insurance) (a)                     85,400      5,234,117


                                                        SHARES          VALUE
SWITZERLAND (CONTINUED)
VUBS AG Registered (capital markets) (e)                26,234   $  2,042,317
VUBS AG Registered (capital markets)                    75,763      5,896,135
                                                                 ------------
                                                                   33,975,493
                                                                 ------------
UNITED KINGDOM (17.5%)
BP PLC ADR (oil & gas) (c)                              59,500      3,711,610
VDiageo PLC ADR (beverages) (c)                         20,850      1,236,405
VDiageo PLC (beverages)                                464,729      6,824,723
Exel PLC (air freight & logistics)                      39,850        603,317
GlaxoSmithKline PLC ADR (pharmaceuticals) (c)           26,800      1,300,068
HSBC Holdings PLC ADR (commercial banks) (c)            33,100      2,636,415
Jardine Lloyd Thompson Group PLC (insurance)            84,300        562,045
Kingfisher PLC (merchandising)                         101,700        446,254
Lloyds TSB Group PLC (diversified financial
  services)                                            477,357      4,034,965
Lloyds TSB Group PLC ADR (diversified financial
  services) (c)                                          7,365        250,778
VMan Group PLC (diversified financial services)        350,000      9,043,997
Reckitt Benckiser PLC (household products)              41,062      1,206,475
Royal Bank of Scotland Group PLC (banking)              44,600      1,345,469
Scottish & Southern Energy PLC (multi-utilities &
  unregulated power)                                    74,760      1,352,427
Smith & Nephew PLC (health & personal care)            126,294      1,243,067
VTesco PLC (food & staples retailing)                2,092,399     11,927,503
                                                                 ------------
                                                                   47,725,518
                                                                 ------------
Total Common Stocks
  (Cost $211,536,220)                                             234,740,775
                                                                 ------------

INVESTMENT COMPANIES (1.5%)
-----------------------------------------------------------------------------
EUROPE, AUSTRALASIA AND FAR EAST (0.5%)
iShares MSCI EAFE Index Fund (capital markets)
  (f)(i)                                                26,000      1,362,140
                                                                 ------------

UNITED KINGDOM (1.0%)
iShares MSCI United Kingdom Index Fund (capital
  markets) (f)                                         159,500      2,866,215
                                                                 ------------
Total Investment Companies
  (Cost $4,062,572)                                                 4,228,355
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 247


                                                        SHARES          VALUE
PREFERRED STOCK (0.9%)
-----------------------------------------------------------------------------
GERMANY (0.9%)
Porsche AG E4.00 (automobiles) (l)                       3,365   $  2,522,033
                                                                 ------------
Total Preferred Stock
  (Cost $1,929,374)                                                 2,522,033
                                                                 ------------

WARRANTS (2.1%)
-----------------------------------------------------------------------------
IRELAND (2.1%)
Ryanair Holdings PLC
  Strike Price E0.000001
  Expire 3/21/08 (airlines) (a)(b)(l)                  733,970      5,791,181
                                                                 ------------
Total Warrants
  (Cost $4,132,745)                                                 5,791,181
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE

SHORT-TERM INVESTMENTS (3.5%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (2.7%)
UNITED STATES (2.7%)
Goldman Sachs Group, Inc. (The)
  3.27%, due 7/27/05
  (capital markets)                                 $1,500,000      1,496,456
Federal Home Loan Banks
  2.70%, due 7/5/05
  (capital markets)                                    595,000        594,821
Freddie Mac Discount Note
  3.08%, due 7/5/05
  (capital markets)                                  1,000,000        999,658
Merrill Lynch & Co., Inc.
  3.23%, due 7/5/05
  (capital markets)                                  1,575,000      1,574,435
Toyota Motor Credit Corp.
  3.00%, due 7/1/05                                    810,000        810,000
  3.25%, due 7/12/05                                   770,000        769,235
  (capital markets)
UBS Finance (Delaware) LLC
  3.55%, due 7/1/05
  (capital markets)                                  1,000,000      1,000,000
                                                                 ------------
Total Commercial Paper
  (Cost $7,244,605)                                                 7,244,605
                                                                 ------------

                                                        SHARES          VALUE
INVESTMENT COMPANY (0.8%)
UNITED STATES (0.8%)
AIM Institutional Funds Group (capital markets)
  (h)                                                2,139,802   $  2,139,802
                                                                 ------------
Total Investment Company
  (Cost $2,139,802)                                                 2,139,802
                                                                 ------------
Total Short-Term Investments
  (Cost $9,384,407)                                                 9,384,407
                                                                 ------------
Total Investments
  (Cost $231,045,318) (j)                                 94.0%   256,666,751(k)
Cash and Other Assets,
  Less Liabilities                                         6.0     16,349,468
                                                    ----------   ------------
Net Assets                                               100.0%  $273,016,219
                                                    ==========   ============

(a)  Non-income producing security.
(b)  May be sold to institutional investors only.
(c)  ADR -- American Depositary Receipt.
(d)  GDR -- Global Depositary Receipt.
(e)  Security primarily trades on the New York Stock
     Exchange.
(f) Exchange Traded Fund -- represents a basket of securities that are traded on an exchange.
(g) Represents a security, or a portion thereof, of which is out on loan.
(h) Represents a security, or portion thereof, purchased with cash collateral received for securities on loan.
(i)  The Morgan Stanley Capital International Europe,
     Australasia, and Far East Index is an unmanaged index that is considered to be representative of the international stock market.
(j) The cost for federal income tax purposes is $231,684,181.
(k) At June 30, 2005 net unrealized appreciation for securities was $24,982,570, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $28,414,529 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,431,959.
(l) The following abbreviation is used in the above portfolio:
     E -- Euro.

M- 248   MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of International Equity Portfolio investments by industry.


                                                       VALUE       PERCENT+
INDUSTRY DIVERSIFICATION
Air Freight & Logistics                             $  8,329,870        3.0%
Airlines                                               5,791,181        2.1
Automobiles                                           14,523,723        5.3
Banking                                                1,345,469        0.5
Beverages                                              8,061,128        3.0
Broadcasting & Publishing                              5,584,686        2.0
Capital Markets                                       21,551,214        7.9
Chemicals                                              5,896,649        2.2
Commercial Banks                                      23,276,464        8.5
Commercial Services & Supplies                         1,405,077        0.5
Data Processing & Reproduction                         1,859,983        0.7
Diversified Financial Services                        25,709,194        9.4
Diversified Telecommunication Services                 2,586,195        0.9
Electric Utilities                                     5,391,695        2.0
Electronic Equipment & Instruments                       667,859        0.2
Financial Services                                       560,019        0.2
Food & Staples Retailing                              12,934,375        4.7
Food Products                                          9,333,372        3.4
Gas Utilities                                          6,849,992        2.5
Health & Personal Care                                 3,475,204        1.3
Household Products                                     2,487,830        0.9
Industrial Components                                  1,295,877        0.5
Insurance                                             12,818,814        4.7
IT Services                                            3,416,673        1.3
Leisure Equipment & Products                             741,748        0.3
Media                                                  6,860,376        2.5
Merchandising                                            446,254        0.2
Multi-Industry                                           625,418        0.2
Multiline Retail                                       3,202,076        1.2
Multi-Utilities & Unregulated Power                    5,632,033        2.1
Office Electronics                                     7,967,347        2.9
Oil & Gas                                             18,180,648        6.7
Pharmaceuticals                                       16,015,655        5.9
Recreation, Other Consumer Goods                       1,753,114        0.6
Tobacco                                                1,551,529        0.6
Transportation -- Road & Rail                            692,077        0.3
Utilities -- Electric & Gas                            7,169,714        2.6
Wireless Telecommunication Services                      676,219        0.2
                                                    ------------   --------
                                                     256,666,751       94.0
Cash and Other Assets,
  Less Liabilities                                    16,349,468        6.0
                                                    ------------   --------
Net Assets                                          $273,016,219      100.0%
                                                    ============   ========

+    Percentages indicated are based on Portfolio net assets.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 249

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $231,045,318) including
  $1,868,697 market value of securities
  loaned                                        $256,666,751
Deposit with broker for securities loaned                145
Cash denominated in foreign currencies
  (identified cost $18,489,704)                   17,825,989
Cash                                                  68,984
Receivables:
  Dividends and interest                           1,650,438
  Investment securities sold                         593,616
  Fund shares sold                                   332,311
Unrealized appreciation on foreign currency
  forward contracts                                  252,386
Other assets                                           9,457
                                                ------------
    Total assets                                 277,400,077
                                                ------------
LIABILITIES:
Securities lending collateral                      2,139,947
Payables:
  Investment securities purchased                  1,777,882
  Fund shares redeemed                               159,459
  Adviser                                            132,417
  Administrator                                       44,139
  Custodian                                           15,797
  NYLIFE Distributors                                 14,847

Accrued expenses                                      99,370
                                                ------------
    Total liabilities                              4,383,858
                                                ------------
Net assets                                      $273,016,219
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    140,972
  Service Class                                       53,439

Additional paid-in capital                       234,337,974

Accumulated undistributed net investment
  income                                           4,832,547

Accumulated net realized gain on investments       8,774,126

Accumulated undistributed net realized loss on
  foreign currency and foreign currency
  forward contracts                                 (298,898)

Net unrealized appreciation on investments        25,621,433

Net unrealized depreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                         (445,374)
                                                ------------
Net assets                                      $273,016,219
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $198,148,507
                                                ============
Shares of capital stock outstanding               14,097,162
                                                ============
Net asset value per share outstanding           $      14.06
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 74,867,712
                                                ============
Shares of capital stock outstanding                5,343,882
                                                ============
Net asset value per share outstanding           $      14.01
                                                ============

M- 250   MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $  4,928,100
  Income from securities loaned -- net               201,880
  Interest                                           172,230
                                                ------------
    Total income                                   5,302,210
                                                ------------
EXPENSES:
  Advisory                                           742,114
  Administration                                     247,372
  Distribution and service -- Service Class           77,119
  Custodian                                           63,527
  Shareholder communication                           43,558
  Professional                                        32,971
  Portfolio pricing                                   10,211
  Directors                                            7,421
  Miscellaneous                                       11,346
                                                ------------
    Total expenses                                 1,235,639
                                                ------------
Net investment income                              4,066,571
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions                            8,406,623
  Foreign currency transactions                     (298,898)
                                                ------------
Net realized gain on investments and foreign
  currency transactions                            8,107,725
                                                ------------
Net change in unrealized appreciation on:
  Security transactions                          (12,244,471)
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                             (1,261,298)
                                                ------------
Net unrealized depreciation on investments and
  foreign currency transactions                  (13,505,769)
                                                ------------
Net realized and unrealized loss on
  investments and foreign currency
  transactions                                    (5,398,044)
                                                ------------
Net decrease in net assets resulting from
  operations                                    $ (1,331,473)
                                                ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $632,083.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 251

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2004

                                             2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  4,066,571   $  2,204,341
 Net realized gain on investments
  and foreign currency transactions     8,107,725      7,724,128
 Net increase from payment by
  affiliate for loss on the
  disposal of investment in
  violation of restrictions                    --         25,426
 Net change in unrealized
  appreciation on investments and
  foreign currency transactions       (13,505,769)    20,281,722
                                     ---------------------------
 Net increase (decrease) in net
  assets resulting from operations     (1,331,473)    30,235,617
                                     ---------------------------

Dividends to shareholders:

 From net investment income:
   Initial Class                               --     (1,508,650)
   Service Class                               --       (376,282)
                                     ---------------------------
 Total dividends to shareholders               --     (1,884,932)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                       28,747,788     69,316,225
   Service Class                       24,827,158     36,772,185

 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Initial Class                               --      1,508,650
   Service Class                               --        376,282
                                     ---------------------------
                                       53,574,946    107,973,342

 Cost of shares redeemed:
   Initial Class                       (4,876,028)   (14,015,340)
   Service Class                         (930,955)      (629,272)
                                     ---------------------------
                                       (5,806,983)   (14,644,612)
                                     ---------------------------
    Increase in net assets derived
     from capital share
     transactions                      47,767,963     93,328,730
                                     ---------------------------
    Net increase in net assets         46,436,490    121,679,415

NET ASSETS:
Beginning of period                   226,579,729    104,900,314
                                     ---------------------------
End of period                        $273,016,219   $226,579,729
                                     ===========================
Accumulated undistributed net
  investment income at end of
  period                             $  4,832,547   $    765,976
                                     ===========================

M- 252   MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          INITIAL CLASS
                                -----------------------------------------------------------------
                                SIX MONTHS
                                  ENDED
                                 JUNE 30,                  YEAR ENDED DECEMBER 31,
                                  2005*        2004       2003       2002       2001       2000
Net asset value at beginning
  of period                      $  14.11    $  12.13   $  9.48    $ 10.06    $ 11.90    $ 15.48
                                 --------    --------   -------    -------    -------    -------
Net investment income                0.23(b)     0.19(b)    0.17(b)    0.11      0.11(b)    0.07(b)
Net realized and unrealized
  gain (loss) on investments        (0.26)       1.84      2.61      (0.63)     (1.78)     (2.97)
Net realized and unrealized
  gain (loss) on foreign
  currency transactions             (0.02)       0.07      0.06       0.08      (0.00)(c)    0.12
                                 --------    --------   -------    -------    -------    -------
Total from investment
  operations                        (0.05)       2.10      2.84      (0.44)     (1.67)     (2.78)
                                 --------    --------   -------    -------    -------    -------
Less dividends and
  distributions:
  From net investment income           --       (0.12)    (0.19)     (0.14)     (0.14)     (0.09)
  From net realized gain on
    investments                        --          --        --         --      (0.03)     (0.71)
                                 --------    --------   -------    -------    -------    -------
Total dividends and
  distributions                        --       (0.12)    (0.19)     (0.14)     (0.17)     (0.80)
                                 --------    --------   -------    -------    -------    -------
Net asset value at end of
  period                         $  14.06    $  14.11   $ 12.13    $  9.48    $ 10.06    $ 11.90
                                 ========    ========   =======    =======    =======    =======
Total investment return             (0.39%)(d)    17.34%   30.00%    (4.41%)   (14.02%)   (18.06%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income            3.35%+      1.53%     1.67%      1.06%      1.04%      0.53%
    Expenses                         0.94%+      0.99%     1.07%      1.11%      1.12%      1.01%
Portfolio turnover rate                32%         49%      105%       102%       130%        28%
Net assets at end of period
  (in 000's)                     $198,149    $175,172   $95,754    $61,763    $55,515    $65,429

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
+    Annualized.
*    Unaudited.

M- 254   MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                   SERVICE CLASS
----------------------------------------------------
                                          JUNE 5,
    SIX MONTHS                            2003(a)
      ENDED           YEAR ENDED          THROUGH
     JUNE 30,        DECEMBER 31,       DECEMBER 31,
      2005*              2004               2003
     $ 14.08           $ 12.12             $10.40
     -------           -------             ------
        0.21(b)           0.15(b)            0.00(b)(c)
       (0.26)             1.84               1.85
       (0.02)             0.07               0.06
     -------           -------             ------
       (0.07)             2.06               1.91
     -------           -------             ------
          --             (0.10)             (0.19)
          --                --                 --
     -------           -------             ------
          --             (0.10)             (0.19)
     -------           -------             ------
     $ 14.01           $ 14.08             $12.12
     =======           =======             ======
       (0.51%)(d)        17.05%             18.31%(d)
        3.10%+            1.28%              1.42%+(e)
        1.19%+            1.24%              1.32%+
          32%               49%               105%
     $74,868           $51,408             $9,146

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 255

PORTFOLIO OF INVESTMENTS JUNE 30, 2005 UNAUDITED


                                                      SHARES          VALUE
COMMON STOCKS (99.6%)+
---------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.6%)
Goodrich Corp.                                        17,468   $    715,489
Precision Castparts Corp.                             11,496        895,538
Rockwell Collins, Inc.                                31,013      1,478,700
                                                               ------------
                                                                  3,089,727
                                                               ------------
AIR FREIGHT & LOGISTICS (0.5%)
C.H. Robinson Worldwide, Inc.                          3,216        187,171
CNF, Inc.                                              9,169        411,688
J.B. Hunt Transport Services, Inc.                    13,345        257,559
Ryder System, Inc.                                     4,598        168,287
                                                               ------------
                                                                  1,024,705
                                                               ------------
AIRLINES (0.1%)
AMR Corp. (a)                                         14,044        170,073
                                                               ------------
AUTO COMPONENTS (0.7%)
Autoliv, Inc.                                         15,904        696,595
BorgWarner, Inc.                                       6,549        351,485
Goodyear Tire & Rubber Co. (The) (a)                  26,870        400,363
TRW Automotive Holdings Corp. (a)                      1,539         37,721
                                                               ------------
                                                                  1,486,164
                                                               ------------
BEVERAGES (0.1%)
Pepsi Bottling Group, Inc. (The)                       8,076        231,054
                                                               ------------
BIOTECHNOLOGY (0.3%)
Invitrogen Corp. (a)                                   4,270        355,648
Techne Corp. (a)                                       3,351        153,844
                                                               ------------
                                                                    509,492
                                                               ------------
BROADCASTING & PUBLISHING (0.0%) (b)
CKX, Inc. (a)                                            976         12,556
                                                               ------------
BUILDING PRODUCTS (0.1%)
USG Corp. (a)                                          6,422        272,935
                                                               ------------
CAPITAL MARKETS (1.5%)
A.G. Edwards, Inc.                                    13,401        605,055
BlackRock, Inc. Class A                                2,129        171,278
E*TRADE Financial Corp. (a)                           21,371        298,980
Eaton Vance Corp.                                     15,469        369,864
Legg Mason, Inc.                                      10,731      1,117,204
Nuveen Investments Class A                             6,507        244,793
SEI Investments Co.                                    3,681        137,485
                                                               ------------
                                                                  2,944,659
                                                               ------------
CHEMICALS (1.7%)
Eastman Chemical Co.                                  13,964        770,115
Engelhard Corp.                                        6,986        199,450
FMC Corp. (a)                                          4,346        243,984


                                                      SHARES          VALUE
CHEMICALS (CONTINUED)
Lyondell Chemical Co.                                 11,550   $    305,151
PPG Industries, Inc.                                  24,426      1,532,976
RPM International, Inc.                                5,680        103,717
Sigma-Aldrich Corp.                                    1,997        111,912
Vahli, Inc.                                            1,325         23,188
                                                               ------------
                                                                  3,290,493
                                                               ------------
COMMERCIAL BANKS (3.0%)
AmSouth Bancorporation                                21,033        546,858
Associated Banc-Corp                                   1,460         49,144
Bank of Hawaii Corp.                                   6,078        308,458
Comerica, Inc.                                        14,683        848,677
Commerce Bancshares, Inc.                                591         29,792
Compass Bancshares, Inc.                               7,189        323,505
First Horizon National Corp.                           3,596        151,751
Hibernia Corp. Class A                                 9,125        302,768
KeyCorp                                               49,014      1,624,814
M&T Bank Corp.                                         2,216        233,035
National City Corp.                                        1             26
Regions Financial Corp.                                    1             31
State Financial Services Corp. Class A                   200          8,052
Unizan Financial Corp.                                14,441        386,874
Westcorp                                               3,478        182,317
Whitney Holding Corp.                                  3,977        129,770
Wilmington Trust Corp.                                 3,919        141,123
Zions Bancorporation                                   8,920        655,888
                                                               ------------
                                                                  5,922,883
                                                               ------------
COMMERCIAL SERVICES & SUPPLIES (2.9%)
Brink's Co. (The)                                      8,008        288,288
Career Education Corp. (a)                             8,927        326,817
Corporate Executive Board Co. (The)                    7,068        553,636
Donnelley (R.R.) & Sons Co.                           19,685        679,329
Dun & Bradstreet Corp. (The) (a)                       9,868        608,362
Equifax, Inc.                                         22,572        806,046
H&R Block, Inc.                                       19,198      1,120,203
Herman Miller, Inc.                                    2,034         62,729
HNI Corp.                                              3,194        163,373
Pitney Bowes, Inc.                                    13,348        581,305
Republic Services, Inc.                               15,921        573,315
                                                               ------------
                                                                  5,763,403
                                                               ------------
COMMUNICATIONS EQUIPMENT (0.4%)
Harris Corp.                                           3,877        121,001
QLogic Corp. (a)                                      13,315        411,034
Scientific-Atlanta, Inc.                               8,827        293,674
                                                               ------------
                                                                    825,709
                                                               ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

M- 256   MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                      SHARES          VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (1.7%)
NCR Corp. (a)                                         32,500   $  1,141,400
Network Appliance, Inc. (a)                           31,836        900,004
Storage Technology Corp. (a)                           6,546        237,554
Sun Microsystems, Inc. (a)                           178,127        664,414
Western Digital Corp. (a)                             37,065        497,412
                                                               ------------
                                                                  3,440,784
                                                               ------------
CONSTRUCTION MATERIALS (1.2%)
Florida Rock Industries, Inc.                          3,612        264,940
Lafarge North America, Inc.                            4,956        309,453
Martin Marietta Materials, Inc.                        8,094        559,457
Vulcan Materials Co.                                  17,765      1,154,547
                                                               ------------
                                                                  2,288,397
                                                               ------------
CONSUMER FINANCE (0.9%)
AmeriCredit Corp. (a)                                 25,687        655,018
First Marblehead Corp. (The) (a)                       1,510         52,941
Nelnet, Inc. Class A (a)                               3,003         99,910
Providian Financial Corp. (a)                         51,222        903,044
Student Loan Corp. (The)                                 696        152,981
WFS Financial, Inc. (a)                                  189          9,584
                                                               ------------
                                                                  1,873,478
                                                               ------------
CONTAINERS & PACKAGING (1.0%)
AptarGroup, Inc.                                       5,155        261,874
Ball Corp.                                            11,935        429,183
Bemis Co., Inc.                                        3,108         82,486
Crown Holdings, Inc. (a)                              28,945        411,887
Owens-Illinois, Inc. (a)                              26,435        662,197
Sealed Air Corp. (a)                                   2,430        120,990
                                                               ------------
                                                                  1,968,617
                                                               ------------
DISTRIBUTORS (0.1%)
Adesa, Inc.                                           12,929        281,464
                                                               ------------
DIVERSIFIED FINANCIAL SERVICES (2.4%)
Chicago Mercantile Exchange Holdings, Inc.             3,976      1,174,908
CIT Group, Inc.                                       36,617      1,573,432
Instinet Group, Inc. (a)                               7,826         41,008
VPrincipal Financial Group, Inc.                      47,510      1,990,669
                                                               ------------
                                                                  4,780,017
                                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.0%)
CenturyTel, Inc.                                      19,035        659,182
Citizens Communications Co.                            9,877        132,747
MCI, Inc.                                             48,973      1,259,096
NTL, Inc. (a)                                         11,879        812,761
PanAmSat Holding Corp.                                 2,901         59,500


                                                      SHARES          VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Qwest Communications International, Inc. (a)          10,615   $     39,382
Telewest Global, Inc. (a)                             42,666        971,931
                                                               ------------
                                                                  3,934,599
                                                               ------------
ELECTRIC UTILITIES (6.0%)
Allegheny Energy, Inc. (a)                            22,572        569,266
VAmerican Electric Power Co., Inc.                    57,174      2,108,005
CenterPoint Energy, Inc.                              11,291        149,154
CMS Energy Corp. (a)                                  25,345        381,696
DPL, Inc.                                             21,982        603,406
VEdison International                                 51,124      2,073,078
Northeast Utilities                                    3,750         78,225
NSTAR                                                  6,179        190,498
VPG&E Corp.                                           55,181      2,071,495
PNM Resources, Inc.                                    1,869         53,846
VPublic Service Enterprise Group, Inc.                35,294      2,146,587
TECO Energy, Inc.                                      1,424         26,928
Wisconsin Energy Corp.                                20,344        793,416
WPS Resources Corp.                                    1,095         61,594
Xcel Energy, Inc.                                     34,859        680,448
                                                               ------------
                                                                 11,987,642
                                                               ------------
ELECTRICAL EQUIPMENT (0.4%)
AMETEK, Inc.                                           2,018         84,453
Rockwell Automation, Inc.                             15,626        761,142
                                                               ------------
                                                                    845,595
                                                               ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
Amphenol Corp. Class A                                10,225        410,738
Arrow Electronics, Inc. (a)                            6,821        185,258
Avnet, Inc. (a)                                       10,488        236,295
Ingram Micro, Inc. Class A (a)                         7,441        116,526
Mettler-Toledo International, Inc. (a)                 1,244         57,946
PerkinElmer, Inc.                                     13,564        256,360
Tech Data Corp. (a)                                    1,712         62,676
Trimble Navigation Ltd. (a)                            3,062        119,326
                                                               ------------
                                                                  1,445,125
                                                               ------------
ENERGY EQUIPMENT & SERVICES (1.5%)
BJ Services Co.                                        4,687        245,974
Cooper Cameron Corp. (a)                               1,589         98,597
Diamond Offshore Drilling, Inc.                       10,166        543,169
ENSCO International, Inc.                             10,811        386,493
Grant Prideco, Inc. (a)                                3,322         87,867
Helmerich & Payne, Inc.                                8,923        418,667
Patterson-UTI Energy, Inc.                            19,677        547,611
Pride International, Inc. (a)                          4,580        117,706
Rowan Cos., Inc. (a)                                   3,142         93,349
Tidewater, Inc.                                        9,676        368,849
                                                               ------------
                                                                  2,908,282
                                                               ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 257


                                                      SHARES          VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------
FOOD & STAPLES RETAILING (1.5%)
7-Eleven, Inc. (a)                                     4,580   $    138,499
BJ's Wholesale Club, Inc. (a)                         11,049        358,982
Kroger Co. (The) (a)                                  35,617        677,792
Rite Aid Corp. (a)                                    15,100         63,118
Safeway, Inc.                                         25,903        585,149
SUPERVALU, INC.                                       23,653        771,324
Whole Foods Market, Inc.                               3,787        448,002
                                                               ------------
                                                                  3,042,866
                                                               ------------
FOOD PRODUCTS (1.0%)
Archer-Daniels-Midland Co.                            63,944      1,367,123
ConAgra Foods, Inc.                                   13,807        319,770
Dean Foods Co. (a)                                     8,726        307,504
Pilgrim's Pride Corp. Class B                          2,180         74,403
                                                               ------------
                                                                  2,068,800
                                                               ------------
GAS UTILITIES (0.8%)
NiSource, Inc.                                        15,756        389,646
Sempra Energy                                          3,072        126,904
Southwestern Energy Co. (a)                           12,683        595,847
UGI Corp.                                             15,008        418,723
                                                               ------------
                                                                  1,531,120
                                                               ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.1%)
Applera Corp.-Applied Biosystems Group                17,168        337,695
Bausch & Lomb, Inc.                                    5,107        423,881
Dade Behring Holdings, Inc.                            3,233        210,177
Edwards Lifesciences Corp. (a)                         5,919        254,635
Hospira, Inc. (a)                                     17,149        668,811
IDEXX Laboratories, Inc. (a)                             945         58,902
Kinetic Concepts, Inc. (a)                             2,788        167,280
                                                               ------------
                                                                  2,121,381
                                                               ------------
HEALTH CARE PROVIDERS & SERVICES (7.6%)
AMERIGROUP Corp. (a)                                   8,895        357,579
AmerisourceBergen Corp.                               18,130      1,253,690
VCIGNA Corp.                                          19,360      2,072,101
Community Health Systems, Inc. (a)                     7,749        292,835
Covance, Inc. (a)                                        853         38,274
Coventry Health Care, Inc. (a)                         5,223        369,527
DaVita, Inc. (a)                                      13,594        618,255
Express Scripts, Inc. (a)                              4,116        205,718
Health Net, Inc. (a)                                   6,522        248,880
Henry Schein, Inc. (a)                                 2,510        104,215
Humana, Inc. (a)                                      28,166      1,119,317
Laboratory Corp. of America Holdings (a)              23,414      1,168,359
LifePoint Hospitals, Inc. (a)                          1,587         80,175
Lincare Holdings, Inc. (a)                            16,002        653,522
Manor Care, Inc.                                      15,021        596,784


                                                      SHARES          VALUE
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
VMcKesson Corp.                                       46,258   $  2,071,918
PacifiCare Health Systems, Inc. (a)                   12,624        901,985
Patterson Cos., Inc. (a)                              13,250        597,310
Pharmaceutical Product Development, Inc. (a)           2,294        107,497
Quest Diagnostics, Inc.                                5,807        309,339
Renal Care Group, Inc. (a)                             3,815        175,872
Sierra Health Services, Inc. (a)                       3,375        241,178
Tenet Healthcare Corp. (a)                            27,167        332,524
Triad Hospitals, Inc. (a)                              9,378        512,414
Universal Health Services, Inc. Class B                4,202        261,280
WellChoice, Inc. (a)                                   4,634        321,924
                                                               ------------
                                                                 15,012,472
                                                               ------------
HOTELS, RESTAURANTS & LEISURE (3.2%)
Brinker International, Inc. (a)                       15,442        618,452
CBRL Group, Inc.                                       8,273        321,489
Choice Hotels International, Inc.                      2,346        154,132
Darden Restaurants, Inc.                              27,242        898,441
GTECH Holdings Corp.                                   6,663        194,826
Hilton Hotels Corp.                                   61,955      1,477,627
MGM MIRAGE (a)                                        20,996        831,022
Panera Bread Co. Class A (a)                           1,561         96,915
Penn National Gaming, Inc. (a)                        11,790        430,335
Sonic Corp. (a)                                        8,735        266,680
Starwood Hotels & Resorts Worldwide, Inc.              5,640        330,335
Station Casinos, Inc.                                  6,468        429,475
Wendy's International, Inc.                            6,667        317,683
                                                               ------------
                                                                  6,367,412
                                                               ------------
HOUSEHOLD DURABLES (2.7%)
American Greetings Corp. Class A                       7,465        197,823
Black & Decker Corp. (The)                             3,568        320,585
Fortune Brands, Inc.                                   7,481        664,313
Harman International Industries, Inc.                  3,906        317,792
Lennar Corp. Class A                                   3,880        246,186
Newell Rubbermaid, Inc.                               23,949        570,944
NVR, Inc. (a)                                            936        758,160
Standard Pacific Corp.                                 4,912        432,010
Tempur-Pedic International, Inc. (a)                   4,984        110,545
Toll Brothers, Inc. (a)                                7,688        780,716
Toro Co. (The)                                         7,525        290,540
Whirlpool Corp.                                       10,623        744,779
                                                               ------------
                                                                  5,434,393
                                                               ------------
HOUSEHOLD PRODUCTS (1.2%)
Church & Dwight Co., Inc.                              1,840         66,608
Clorox Co. (The)                                      26,828      1,494,856
Energizer Holdings, Inc. (a)                          12,438        773,270
                                                               ------------
                                                                  2,334,734
                                                               ------------

M- 258   MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                      SHARES          VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (0.8%)
Textron, Inc.                                         20,564   $  1,559,779
                                                               ------------
INSURANCE (5.0%)
Allmerica Financial Corp. (a)                          4,643        172,209
AmerUs Group Co.                                       6,801        326,788
Aon Corp.                                             18,413        461,062
Assurant, Inc.                                        15,175        547,818
CNA Financial Corp. (a)                                  666         18,928
Commerce Group, Inc. (The)                             1,528         94,904
Conseco, Inc. (a)                                     14,902        325,162
First American Corp.                                   4,776        191,709
Genworth Financial, Inc. Class A                      39,521      1,194,720
HCC Insurance Holdings, Inc.                          10,114        383,017
Jefferson-Pilot Corp.                                  7,890        397,814
Lincoln National Corp.                                 2,988        140,197
Markel Corp. (a)                                       1,710        579,690
MBIA, Inc.                                             7,859        466,117
Mercury General Corp.                                  1,522         82,979
Nationwide Financial Services, Inc. Class A            9,798        371,736
Old Republic International Corp.                      10,590        267,821
Philadelphia Consolidated Holding Corp. (a)            2,486        210,713
Protective Life Corp.                                  8,071        340,758
Reinsurance Group of America, Inc.                       856         39,813
SAFECO Corp.                                          21,936      1,192,002
StanCorp Financial Group, Inc.                         3,881        297,207
Torchmark Corp.                                        9,054        472,619
Transatlantic Holdings, Inc.                           2,461        137,373
UnumProvident Corp.                                   25,891        474,323
W. R. Berkley Corp.                                   18,790        670,427
                                                               ------------
                                                                  9,857,906
                                                               ------------
INTERNET SOFTWARE & SERVICES (0.4%)
VeriSign, Inc. (a)                                    30,673        882,155
                                                               ------------
IT SERVICES (1.9%)
BISYS Group, Inc. (The) (a)                           17,541        262,063
Certegy, Inc.                                          1,642         62,757
Cognizant Technology Solutions Corp. Class A (a)      15,696        739,752
Computer Sciences Corp. (a)                           18,647        814,874
Fiserv, Inc. (a)                                      22,188        952,975
Global Payments, Inc.                                  2,859        193,840
SunGard Data Systems, Inc. (a)                        16,593        583,576
Titan Corp. (The) (a)                                  4,822        109,652
                                                               ------------
                                                                  3,719,489
                                                               ------------


                                                      SHARES          VALUE
LEISURE EQUIPMENT & PRODUCTS (1.2%)
Eastman Kodak Co.                                     24,982   $    670,767
Marvel Enterprises, Inc. (a)                           9,378        184,934
Mattel, Inc.                                          59,698      1,092,473
Polaris Industries, Inc.                               6,105        329,670
SCP Pool Corp.                                         1,519         53,302
                                                               ------------
                                                                  2,331,146
                                                               ------------
MACHINERY (1.4%)
Cummins, Inc.                                          1,346        100,425
Harsco Corp.                                           7,238        394,833
Joy Global, Inc.                                      11,641        391,021
Oshkosh Truck Corp.                                    3,157        247,130
PACCAR, Inc.                                          13,876        943,568
Parker Hannifin Corp.                                  3,487        216,229
Pentair, Inc.                                          2,944        126,033
SPX Corp.                                              4,360        200,473
Terex Corp. (a)                                        4,306        169,656
Timken Co. (The)                                       2,732         63,109
                                                               ------------
                                                                  2,852,477
                                                               ------------
MARINE (0.1%)
Alexander & Baldwin, Inc.                              5,069        234,948
                                                               ------------
MEDIA (2.4%)
Cablevision Systems Corp. New York Group Class A
  (a)                                                 34,754      1,119,079
Dex Media, Inc.                                       26,153        638,395
EchoStar Communications Corp. Class A (a)             33,362      1,005,864
Liberty Global, Inc. Class A (a)                      13,370        623,978
Regal Entertainment Group Class A                      3,667         69,233
Sirius Satellite Radio, Inc. (a)                     144,806        938,343
Wiley (John) & Sons, Inc. Class A                      8,093        321,535
                                                               ------------
                                                                  4,716,427
                                                               ------------
METALS & MINING (2.8%)
CONSOL Energy, Inc.                                   15,887        851,225
Freeport-McMoRan Copper & Gold, Inc. Class B           6,017        225,276
Massey Energy Co.                                     12,006        452,866
Nucor Corp.                                           23,231      1,059,798
Peabody Energy Corp.                                  14,849        772,742
Phelps Dodge Corp.                                    16,853      1,558,903
Southern Peru Copper Corp.                             2,247         96,261
United States Steel Corp.                             16,555        568,995
                                                               ------------
                                                                  5,586,066
                                                               ------------
MULTILINE RETAIL (2.4%)
Dillard's, Inc. Class A                                5,865        137,358
VFederated Department Stores, Inc.                    26,972      1,976,508

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 259


                                                      SHARES          VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------
MULTILINE RETAIL (CONTINUED)
J.C. Penney Co., Inc. (Holding Co.)                   25,153   $  1,322,545
May Department Stores Co.                              8,082        324,573
Neiman Marcus Group, Inc. (The) Class A                2,457        238,132
Nordstrom, Inc.                                        9,551        649,181
Saks, Inc. (a)                                        10,487        198,938
                                                               ------------
                                                                  4,847,235
                                                               ------------
MULTI-UTILITIES & UNREGULATED POWER (5.9%)
AES Corp. (The) (a)                                  113,609      1,860,915
Constellation Energy Group                            29,111      1,679,414
El Paso Corp.                                        106,890      1,231,373
Energen Corp.                                         10,633        372,687
Energy East Corp.                                     22,046        638,893
Equitable Resources, Inc.                             10,584        719,712
MDU Resources Group, Inc.                             20,632        581,203
National Fuel Gas Co.                                  6,203        179,329
NRG Energy, Inc. (a)                                  12,607        474,023
ONEOK, Inc.                                           11,849        386,870
Questar Corp.                                         14,749        971,959
Reliant Energy, Inc. (a)                              13,387        165,731
SCANA Corp.                                            9,869        421,505
Vectren Corp.                                          1,592         45,738
Westar Energy, Inc.                                    2,385         57,312
VWilliams Cos., Inc. (The)                            99,317      1,887,023
                                                               ------------
                                                                 11,673,687
                                                               ------------
OIL & GAS (4.7%)
Amerada Hess Corp.                                     2,260        240,713
Denbury Resources, Inc. (a)                            9,859        392,092
VEOG Resources, Inc.                                  36,027      2,046,334
Forest Oil Corp. (a)                                   6,129        257,418
Kerr-McGee Corp.                                      16,695      1,273,978
Murphy Oil Corp.                                       9,566        499,632
Newfield Exploration Co. (a)                           3,663        146,117
Noble Energy, Inc.                                     2,525        191,016
Overseas Shipholding Group, Inc.                       3,452        205,912
Plains Exploration & Production Co. (a)               13,454        478,021
Pogo Producing Co.                                     3,542        183,901
Premcor, Inc.                                          6,970        517,035
Sunoco, Inc.                                          11,969      1,360,636
Tesoro Corp.                                          11,825        550,099
Vintage Petroleum, Inc.                                7,825        238,428
XTO Energy, Inc.                                      19,321        656,721
                                                               ------------
                                                                  9,238,053
                                                               ------------


                                                      SHARES          VALUE
PAPER & FOREST PRODUCTS (0.8%)
Georgia-Pacific Corp.                                 21,467   $    682,651
Louisiana-Pacific Corp.                                3,217         79,074
MeadWestvaco Corp.                                    19,108        535,788
Rayonier, Inc.                                         5,363        284,400
                                                               ------------
                                                                  1,581,913
                                                               ------------
PHARMACEUTICALS (0.0%) (B)
Eon Labs, Inc. (a)                                       616         18,874
Kos Pharmaceuticals, Inc. (a)                            778         50,959
                                                               ------------
                                                                     69,833
                                                               ------------
REAL ESTATE (4.6%)
Apartment Investment & Management Co. Class A         16,584        678,617
Archstone-Smith Trust                                 15,187        586,522
Arden Realty, Inc.                                     1,936         69,657
Avalonbay Communities, Inc.                            2,114        170,811
Catellus Development Corp.                            18,065        592,532
CB Richard Ellis Group, Inc. Class A (a)               8,719        382,415
CBL & Associates Properties, Inc.                      6,435        277,155
Equity Office Properties Trust                        48,781      1,614,651
Equity Residential                                    13,593        500,494
Essex Property Trust, Inc.                               669         55,567
Forest City Enterprises, Inc. Class A                  5,727        406,617
Macerich Co. (The)                                    11,417        765,510
Mills Corp. (The)                                      1,629         99,027
Plum Creek Timber Co., Inc.                            9,715        352,655
Public Storage, Inc.                                   7,185        454,451
Regency Centers Corp.                                  5,493        314,200
SL Green Realty Corp.                                  2,422        156,219
St. Joe Co. (The)                                     10,305        840,270
Trizec Properties, Inc.                               16,024        329,614
Vornado Realty Trust                                   6,433        517,213
                                                               ------------
                                                                  9,164,197
                                                               ------------
ROAD & RAIL (2.1%)
CSX Corp.                                             37,657      1,606,448
Laidlaw International, Inc.                           17,447        420,473
Landstar System, Inc. (a)                              1,732         52,168
Norfolk Southern Corp.                                50,601      1,566,607
Swift Transportation Co., Inc. (a)                     7,516        175,048
Yellow Roadway Corp. (a)                               8,020        407,416
                                                               ------------
                                                                  4,228,160
                                                               ------------

M- 260   MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                      SHARES          VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.4%)
Advanced Micro Devices, Inc. (a)                      29,712   $    515,206
Cree, Inc. (a)                                         2,181         55,550
Freescale Semiconductor, Inc. Class B (a)             69,891      1,480,291
Lam Research Corp. (a)                                22,780        659,253
LSI Logic Corp. (a)                                   33,699        286,105
MEMC Electronic Materials, Inc. (a)                   24,082        379,773
Microchip Technology, Inc.                             6,035        178,757
National Semiconductor Corp.                          40,488        891,951
NVIDIA Corp. (a)                                       9,846        263,085
                                                               ------------
                                                                  4,709,971
                                                               ------------
SOFTWARE (3.6%)
Activision, Inc. (a)                                  10,388        171,610
Autodesk, Inc. (a)                                    39,651      1,362,805
BEA Systems, Inc. (a)                                 20,656        181,360
BMC Software, Inc. (a)                                 9,956        178,710
Cadence Design Systems, Inc. (a)                      16,017        218,792
Citrix Systems, Inc. (a)                              28,913        626,256
Compuware Corp. (a)                                   56,170        403,862
Fair Isaac Corp.                                      11,731        428,182
Hyperion Solutions Corp. (a)                           3,511        141,283
Intuit, Inc. (a)                                      16,618        749,638
Macromedia, Inc. (a)                                   2,185         83,511
McAfee, Inc. (a)                                      28,319        741,391
Mercury Interactive Corp. (a)                         10,489        402,358
Reynolds & Reynolds Co. (The) Class A                  3,439         92,956
Sybase, Inc. (a)                                      13,031        239,119
Synopsys, Inc. (a)                                     8,408        140,161
VERITAS Software Corp. (a)                            37,152        906,509
                                                               ------------
                                                                  7,068,503
                                                               ------------
SPECIALTY RETAIL (5.1%)
Abercrombie & Fitch Co. Class A                       14,996      1,030,225
Advance Auto Parts, Inc. (a)                          10,358        668,609
American Eagle Outfitters, Inc.                       13,801        423,001
AutoZone, Inc. (a)                                     6,543        604,966
Barnes & Noble, Inc. (a)                               8,948        347,182
bebe stores, inc.                                      1,656         43,834
Borders Group, Inc.                                   12,676        320,830


                                                      SHARES          VALUE
SPECIALTY RETAIL (CONTINUED)
CarMax, Inc. (a)                                       3,676   $     97,965
Chico's FAS, Inc. (a)                                  5,213        178,702
Circuit City Stores, Inc.                             32,731        565,919
Limited Brands, Inc.                                  36,046        772,105
Men's Wearhouse, Inc. (The) (a)                        8,399        289,178
Michaels Stores, Inc.                                 23,767        983,241
Office Depot, Inc. (a)                                32,114        733,484
O'Reilly Automotive, Inc. (a)                         17,370        517,800
Ross Stores, Inc.                                     21,421        619,281
TJX Cos., Inc. (The)                                  66,136      1,610,412
Toys "R" Us, Inc. (a)                                 13,014        344,611
                                                               ------------
                                                                 10,151,345
                                                               ------------
TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Liz Claiborne, Inc.                                    6,892        274,026
                                                               ------------
THRIFTS & MORTGAGE FINANCE (0.1%)
Radian Group, Inc.                                     2,496        117,861
                                                               ------------
TOBACCO (0.8%)
Loews Corp.-Carolina Group                             9,455        315,041
UST, Inc.                                             28,756      1,312,999
                                                               ------------
                                                                  1,628,040
                                                               ------------
WATER UTILITIES (0.0%) (B)
Aqua America, Inc.                                     2,783         82,766
                                                               ------------
WIRELESS TELECOMMUNICATION SERVICES (1.1%)
Alamosa Holdings, Inc. (a)                            15,425        214,408
American Tower Corp. Class A (a)                       3,380         71,048
Crown Castle International Corp. (a)                  38,124        774,680
Nextel Partners, Inc. Class A (a)                     17,684        445,106
NII Holdings, Inc. (a)                                 4,997        319,508
SpectraSite, Inc. (a)                                    615         45,774
United States Cellular Corp. (a)                       2,725        136,086
Western Wireless Corp. Class A (a)                     4,780        202,194
                                                               ------------
                                                                  2,208,804
                                                               ------------
Total Common Stocks
  (Cost $174,991,680)                                           197,995,818
                                                               ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 261


                                                      SHARES          VALUE
INVESTMENT COMPANIES (0.4%)
---------------------------------------------------------------------------
CAPITAL MARKETS (0.4%)
DIAMONDS Trust, Series I (c)                           3,831   $    393,635
S&P MidCap 400 Index-MidCap SPDR Trust, Series 1
  (c)                                                  2,778        347,945
                                                               ------------
Total Investment Companies
  (Cost $705,478)                                                   741,580
                                                               ------------
Total Investments
  (Cost $175,697,158) (d)                              100.0%   198,737,398(e)
Cash and Other Assets,
  Less Liabilities                                       0.0(b)      27,071
                                                    --------   ------------
Net Assets                                             100.0%  $198,764,469
                                                    ========   ============

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c) Exchange Traded Fund -- represents a basket of securities that are traded on an exchange.
(d) The cost for federal income tax purposes is $175,994,053.
(e)  At June 30, 2005 net unrealized appreciation was
     $22,743,345 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $23,717,205 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $973,860.

M- 262   MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $175,697,158)                $198,737,398
Cash                                                 147,115
Receivables:
  Investment securities sold                         641,487
  Fund shares sold                                   273,994
  Dividends                                          255,798
Other assets                                           4,968
                                                ------------
    Total assets                                 200,060,760
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                  1,052,804
  Manager                                            135,868
  NYLIFE Distributors                                 12,145
  Fund shares redeemed                                 2,585
Accrued expenses                                      92,889
                                                ------------
    Total liabilities                              1,296,291
                                                ------------
Net assets                                      $198,764,469
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $     98,296
  Service Class                                       44,462
Additional paid-in capital                       155,414,387
Accumulated undistributed net investment
  income                                             351,833
Accumulated net realized gain on investments      19,815,251
Net unrealized appreciation on investments        23,040,240
                                                ------------
Net assets                                      $198,764,469
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $136,999,293
                                                ============
Shares of capital stock outstanding                9,829,613
                                                ============
Net asset value per share outstanding           $      13.94
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 61,765,176
                                                ============
Shares of capital stock outstanding                4,446,154
                                                ============
Net asset value per share outstanding           $      13.89
                                                ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 263

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 1,273,604
  Interest                                             3,658
                                                 -----------
    Total income                                   1,277,262
                                                 -----------
EXPENSES:
  Manager                                            767,150
  Distribution and service -- Service Class           62,388
  Shareholder communication                           32,721
  Custodian                                           29,054
  Professional                                        25,791
  Directors                                            5,788
  Portfolio pricing                                    5,250
  Miscellaneous                                       10,281
                                                 -----------
    Total expenses                                   938,423
                                                 -----------
Net investment income                                338,839
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on Investments                  14,396,753
Net change in unrealized appreciation on
  investments                                     (3,081,251)
                                                 -----------
Net realized and unrealized gain on investments   11,315,502
                                                 -----------
Net increase in net assets resulting from
  operations                                     $11,654,341
                                                 -----------

(a) Dividends recorded net of foreign withholding taxes in the amount of $41.

M- 264   MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2004

                                              2005       2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income                $    338,839   $    689,176
 Net realized gain on investments       14,396,753      8,341,960
 Net increase from payment by
  affiliate for loss on the disposal
  of investment in violation of
  restrictions                                  --            990
 Net change in unrealized
  appreciation (depreciation) on
  investments                           (3,081,251)    17,978,513
                                      ---------------------------
 Net increase in net assets
  resulting from operations             11,654,341     27,010,639
                                      ---------------------------

Dividends and distributions to
 shareholders:

 From net investment income:
   Initial Class                                --       (553,375)
   Service Class                                --       (128,738)

 From net realized gain on
   investments:
   Initial Class                                --     (2,585,993)
   Service Class                                --       (875,838)
                                      ---------------------------
 Total dividends and distributions
  to shareholders                               --     (4,143,944)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        16,908,763     57,048,634
   Service Class                        17,216,636     28,371,406

 Net asset value of shares issued
  to shareholders in reinvestment of
  dividends and distributions:
   Initial Class                                --      3,139,368
   Service Class                                --      1,004,576
                                      ---------------------------
                                        34,125,399     89,563,984

 Cost of shares redeemed:
   Initial Class                       (16,382,939)    (5,180,326)
   Service Class                        (1,472,077)      (691,945)
                                      ---------------------------
                                       (17,855,016)    (5,872,271)
                                      ---------------------------
    Increase in net assets derived
     from capital share transactions    16,270,383     83,691,713
                                      ---------------------------
    Net increase in net assets          27,924,724    106,558,408

NET ASSETS:
Beginning of period                    170,839,745     64,281,337
                                      ---------------------------
End of period                         $198,764,469   $170,839,745
                                      ===========================
Accumulated undistributed net
  investment income at end of period  $    351,833   $     12,994
                                      ===========================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 265

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                            INITIAL CLASS
                                ---------------------------------------------------------------------
                                                                                           JUNE 5,
                                SIX MONTHS                                                 2003(a)
                                  ENDED                                                    THROUGH
                                 JUNE 30,             YEAR ENDED DECEMBER 31,            DECEMBER 31,
                                  2005*         2004           2003           2002           2001
Net asset value at beginning
 of period                       $  13.12     $  11.01       $  8.16        $  9.40        $ 10.00
                                 --------     --------       -------        -------        -------
Net investment income                0.03         0.06          0.05(b)        0.02           0.02
Net realized and unrealized
 gain (loss) on investments          0.79         2.39          2.84          (1.24)         (0.60)
                                 --------     --------       -------        -------        -------
Total from investment
 operations                          0.82         2.45          2.89          (1.22)         (0.58)
                                 --------     --------       -------        -------        -------
Less dividends and
 distributions:
 From net investment income            --        (0.06)        (0.04)         (0.02)         (0.02)
 From net realized gain on
   investments                         --        (0.28)           --             --             --
                                 --------     --------       -------        -------        -------
Total dividends and
 distributions                         --        (0.34)        (0.04)         (0.02)         (0.02)
                                 --------     --------       -------        -------        -------
Net asset value at end of
 period                          $  13.94     $  13.12       $ 11.01        $  8.16        $  9.40
                                 ========     ========       =======        =======        =======
Total investment return              6.19%(c)     22.27%       35.43%        (12.92%)        (5.86%)(c)
Ratios (to average net
 assets)/Supplement Data:
   Net investment income             0.45%+       0.70%         0.55%          0.39%          0.44%+
   Net expenses                      0.97%+       0.98%         0.98%          0.98%          0.98%+
   Expenses (before
     reimbursement)                  0.97%+       1.04%         1.18%          1.34%          1.84%+
Portfolio turnover rate                98%         185%          202%           217%            74%
Net assets at end of period
 (in 000's)                      $136,999     $128,178       $55,351        $27,936        $12,741

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.
*    Unaudited.

M- 266   MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                       SERVICE CLASS
------------------------------------------------------------
                                                  JUNE 5,
    SIX MONTHS                                    2003(a)
      ENDED               YEAR ENDED              THROUGH
     JUNE 30,            DECEMBER 31,           DECEMBER 31,
      2005*                  2004                   2003
     $ 13.10               $ 11.00                 $ 9.28
     -------               -------                 ------
        0.02                  0.04                   0.03(b)
        0.77                  2.38                   1.72
     -------               -------                 ------
        0.79                  2.42                   1.75
     -------               -------                 ------
          --                 (0.04)                 (0.03)
          --                 (0.28)                    --
     -------               -------                 ------
          --                 (0.32)                 (0.03)
     -------               -------                 ------
     $ 13.89               $ 13.10                 $11.00
     =======               =======                 ======
        6.06%(c)             21.96%                 18.89%(c)
        0.20%+                0.45%                  0.30%+(d)
        1.22%+                1.23%                  1.23%+
        1.22%+                1.29%                  1.43%+
          98%                  185%                   202%
     $61,765               $42,662                 $8,930

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

PORTFOLIO OF INVESTMENTS JUNE 30, 2005 UNAUDITED


                                                         SHARES          VALUE

COMMON STOCKS (96.8%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.8%)
Alliant Techsystems, Inc. (a)                            49,800   $  3,515,880
L-3 Communications
  Holdings, Inc.                                         40,200      3,078,516
                                                                  ------------
                                                                     6,594,396
                                                                  ------------
AUTOMOBILES (0.6%)
Winnebago Industries, Inc.                               43,200      1,414,800
                                                                  ------------
BIOTECHNOLOGY (1.6%)
Invitrogen Corp. (a)                                     28,300      2,357,107
Mannkind Corp. (a)                                      138,700      1,393,935
                                                                  ------------
                                                                     3,751,042
                                                                  ------------
BUILDING PRODUCTS (0.8%)
Simpson Manufacturing Co., Inc.                          63,000      1,924,650
                                                                  ------------
CAPITAL MARKETS (1.4%)
Affiliated Managers Group, Inc. (a)                      48,350      3,303,755
                                                                  ------------
CHEMICALS (1.2%)
Scotts Miracle-Gro Co. (The) Class A (a)                 38,700      2,755,827
                                                                  ------------
COMMERCIAL BANKS (1.9%)
UCBH Holdings, Inc.                                      96,400      1,565,536
Westcorp                                                 53,100      2,783,502
                                                                  ------------
                                                                     4,349,038
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (0.2%)
Corinthian Colleges, Inc. (a)                            42,100        537,617
                                                                  ------------
COMMUNICATIONS EQUIPMENT (0.9%)
Avocent Corp. (a)                                        13,200        345,048
QLogic Corp. (a)                                         54,600      1,685,502
                                                                  ------------
                                                                     2,030,550
                                                                  ------------
CONSTRUCTION & ENGINEERING (1.0%)
Fluor Corp.                                              41,700      2,401,503
                                                                  ------------
CONSTRUCTION MATERIALS (1.7%)
Eagle Materials, Inc.                                    39,389      3,647,027
Eagle Materials, Inc. Class B                             2,381        215,457
                                                                  ------------
                                                                     3,862,484
                                                                  ------------
CONSUMER FINANCE (3.0%)
Capital One Financial Corp.                              33,400      2,672,334
First Marblehead Corp. (The) (a)                         60,000      2,103,600
Providian Financial Corp. (a)                           120,900      2,131,467
                                                                  ------------
                                                                     6,907,401
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.8%)
Amphenol Corp. Class A                                   21,800        875,706
CDW Corp.                                                19,000      1,084,710
Garmin Ltd.                                              55,900      2,389,725
                                                                  ------------
                                                                     4,350,141
                                                                  ------------
ENERGY EQUIPMENT & SERVICES (5.3%)
Atwood Oceanics, Inc. (a)                                42,300      2,603,988
ENSCO International, Inc.                                82,200      2,938,650
Maverick Tube Corp. (a)                                  96,600      2,878,680
National-Oilwell Varco, Inc. (a)                         80,300      3,817,462
                                                                  ------------
                                                                    12,238,780
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (4.1%)
Cooper Cos., Inc. (The)                                  42,400      2,580,464
Cytyc Corp. (a)                                         107,900      2,380,274
Fisher Scientific International, Inc. (a)                30,700      1,992,430
Varian Medical Systems, Inc. (a)                         68,300      2,549,639
                                                                  ------------
                                                                     9,502,807
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (15.5%)
Caremark Rx, Inc. (a)                                    51,300      2,283,876

VCoventry Health Care, Inc. (a)                          71,300      5,044,475



                                                         SHARES          VALUE
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Health Management Associates, Inc.                       65,600   $  1,717,408
Health Net, Inc. (a)                                     70,500      2,690,280
Henry Schein, Inc. (a)                                   61,600      2,557,632
Omnicare, Inc.                                           81,000      3,436,830

VPacifiCare Health Systems, Inc. (a)                     73,000      5,215,850
Pharmaceutical Product Development, Inc. (a)             48,900      2,291,454
Quest Diagnostics, Inc.                                  50,400      2,684,808
Sierra Health Services, Inc. (a)                         54,900      3,923,154
WellChoice, Inc. (a)                                     57,600      4,001,472
                                                                  ------------
                                                                    35,847,239
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (4.4%)
Boyd Gaming Corp.                                        75,800      3,875,654
Las Vegas Sands Corp. (a)                                53,400      1,909,050

VPenn National Gaming, Inc. (a)                         118,400      4,321,600
                                                                  ------------
                                                                    10,106,304
                                                                  ------------
HOUSEHOLD DURABLES (16.2%)
Centex Corp.                                             52,500      3,710,175

VD.R. Horton, Inc.                                      139,400      5,242,834
Harman International Industries, Inc.                    28,000      2,278,080
Hovnanian Enterprises, Inc. Class A (a)                  59,100      3,853,320

VKB HOME                                                 59,400      4,528,062

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

M- 268   MainStay VP Mid Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.



                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
HOUSEHOLD DURABLES (CONTINUED)
Lennar Corp. Class A                                     48,800   $  3,096,360
M.D.C. Holdings, Inc.                                    40,838      3,358,926
Mohawk Industries, Inc. (a)                              32,100      2,648,250
Ryland Group, Inc. (The)                                 48,000      3,641,760
Stanley Works (The)                                      53,800      2,450,052
Toro Co. (The)                                           71,200      2,749,032
                                                                  ------------
                                                                    37,556,851
                                                                  ------------
INSURANCE (1.2%)
LandAmerica Financial Group, Inc.                        45,100      2,677,587
                                                                  ------------
INTERNET SOFTWARE & SERVICES (1.1%)
VeriSign, Inc. (a)                                       86,400      2,484,864
                                                                  ------------
IT SERVICES (0.4%)
Affiliated Computer Services, Inc. Class A (a)           19,500        996,450
                                                                  ------------
MACHINERY (2.4%)
Oshkosh Truck Corp.                                      38,100      2,982,468
Terex Corp. (a)                                          64,600      2,545,240
                                                                  ------------
                                                                     5,527,708
                                                                  ------------
METALS & MINING (7.0%)

VArch Coal, Inc.                                         88,500      4,820,595
Commercial Metals Co.                                    90,600      2,158,092
Massey Energy Co.                                        91,800      3,462,696

VPeabody Energy Corp.                                    99,000      5,151,960
Steel Dynamics, Inc.                                     23,500        616,875
                                                                  ------------
                                                                    16,210,218
                                                                  ------------
OIL & GAS (2.8%)
Newfield Exploration Co. (a)                             97,600      3,893,264
Tesoro Corp.                                             54,400      2,530,688
                                                                  ------------
                                                                     6,423,952
                                                                  ------------
PHARMACEUTICALS (1.4%)
Endo Pharmaceuticals Holdings, Inc. (a)                 120,500      3,166,740
                                                                  ------------
REAL ESTATE (2.0%)

VSt. Joe Co. (The)                                       57,800      4,713,012
                                                                  ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.4%)
Altera Corp. (a)                                         42,600        844,332
                                                                  ------------
SOFTWARE (3.6%)
Activision, Inc. (a)                                    143,200      2,365,664
Amdocs Ltd. (a)                                          26,600        703,038
Autodesk, Inc.                                           83,700      2,876,769
FactSet Research Systems, Inc.                           70,400      2,523,136
                                                                  ------------
                                                                     8,468,607
                                                                  ------------
SPECIALTY RETAIL (6.1%)
American Eagle Outfitters, Inc.                         108,800      3,334,720

VChico's FAS, Inc. (a)                                  122,600      4,202,728
Michaels Stores, Inc.                                    85,500      3,537,135
Sherwin-Williams Co. (The)                               62,400      2,938,416
                                                                  ------------
                                                                    14,012,999
                                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (1.7%)

VCoach, Inc. (a)                                        119,500      4,011,615
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (2.3%)
Fremont General Corp.                                    79,400      1,931,802
IndyMac Bancorp, Inc.                                    84,800      3,453,904
                                                                  ------------
                                                                     5,385,706
                                                                  ------------
Total Common Stocks
  (Cost $168,070,754)                                              224,358,975
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT          VALUE


SHORT-TERM INVESTMENTS (4.1%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (4.1%)
American Express Credit Corp.
  3.10% due 7/7/05                                  $ 1,270,000      1,269,344


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
Freddie Mac Discount Note
  3.08% due 7/5/05                                    1,000,000   $    999,658
Toyota Motor Credit Corp.
  3.25% due 7/12/05                                   2,000,000      1,998,013
UBS Finance (Delaware) LLC
  3.35% due 7/1/05                                    5,290,000      5,290,000
                                                                  ------------
Total Short-Term Investments
  (Cost $9,557,015)                                                  9,557,015
                                                                  ------------
Total Investments
  (Cost $177,627,769) (b)                                 100.9%   233,915,990(c)
Liabilities in Excess of
  Cash and Other Assets                                    (0.9)%   (2,236,249)
                                                    -----------   ------------
Net Assets                                                100.0%  $231,679,741
                                                    ===========   ============

(a)  Non-income producing security.
(b) The cost for federal income tax purposes is $178,064,977.
(c)  At June 30, 2005 net unrealized appreciation was
     $55,851,013, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $60,540,252 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,689,239.

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 269

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $177,627,769)                $233,915,990
Cash                                                   3,176
Receivables:
  Fund shares sold                                   334,545
  Investment securities sold                         143,311
  Dividends                                           56,805
Other assets                                           5,743
                                                ------------
    Total assets                                 234,459,570
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                  2,482,296
  Manager                                            139,850
  Fund shares redeemed                                31,744
  NYLIFE Distributors                                 19,133
  Custodian                                            2,806
Accrued expenses                                     104,000
                                                ------------
    Total liabilities                              2,779,829
                                                ------------
Net assets                                      $231,679,741
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    110,388
  Service Class                                       78,595
Additional paid-in capital                       173,973,773
Accumulated net investment loss                     (454,850)
Accumulated net realized gain on investments       1,683,614
Net unrealized appreciation on investments        56,288,221
                                                ------------
Net assets                                      $231,679,741
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $135,614,504
                                                ============
Shares of capital stock outstanding               11,038,784
                                                ============
Net asset value per share outstanding           $      12.29
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 96,065,237
                                                ============
Shares of capital stock outstanding                7,859,534
                                                ============
Net asset value per share outstanding           $      12.22
                                                ============

M- 270   MainStay VP Mid Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $   500,928
  Interest                                            34,448
                                                 -----------
    Total income                                     535,376
                                                 -----------
EXPENSES:
  Manager                                            782,159
  Distribution and service -- Service Class           99,293
  Shareholder communication                           43,597
  Professional                                        27,022
  Custodian                                           13,211
  Directors                                            6,505
  Portfolio pricing                                    1,775
  Miscellaneous                                       16,664
                                                 -----------
    Total expenses                                   990,226
                                                 -----------
Net investment loss                                 (454,850)
                                                 -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   5,387,843
Net change in unrealized appreciation on
  investments                                      7,688,944
                                                 -----------
Net realized and unrealized gain on investments   13,076,787
                                                 -----------
Net increase in net assets resulting from
  operations                                     $12,621,937
                                                 ===========

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 271

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2004

                                              2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                  $   (454,850)  $   (569,901)
 Net realized gain on investments        5,387,843      4,467,613
 Net change in unrealized
  appreciation on investments            7,688,944     29,489,311
                                      ---------------------------
 Net increase in net assets
  resulting from operations             12,621,937     33,387,023
                                      ---------------------------

Capital share transactions:

 Net proceeds from sale of shares:
   Initial Class                        18,292,175     35,057,296
   Service Class                        24,638,903     46,396,892
                                      ---------------------------
                                        42,931,078     81,454,188

 Cost of shares redeemed:
   Initial Class                       (17,553,741)   (13,969,281)
   Service Class                        (3,315,319)    (4,498,876)
                                      ---------------------------
                                       (20,869,060)   (18,468,157)
                                      ---------------------------
    Increase in net assets derived
     from capital share transactions    22,062,018     62,986,031
                                      ---------------------------
    Net increase in net assets          34,683,955     96,373,054

NET ASSETS:
Beginning of period                    196,995,786    100,622,732
                                      ---------------------------
End of period                         $231,679,741   $196,995,786
                                      ===========================
Accumulated net investment loss at
 end of period                        $   (454,850)            --
                                      ===========================

M- 272   MainStay VP Mid Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                       INITIAL CLASS
                                ------------------------------------------------------------
                                                                                  JULY 2,
                                SIX MONTHS                                        2001(a)
                                  ENDED                                           THROUGH
                                 JUNE 30,        YEAR ENDED DECEMBER 31,        DECEMBER 31,
                                  2005*         2004        2003       2002         2001
Net asset value at beginning
  of period                      $  11.61     $   9.47    $  6.54    $  9.16      $ 10.00
                                 --------     --------    -------    -------      -------
Net investment loss (b)             (0.02)       (0.03)     (0.04)     (0.05)       (0.02)
Net realized and unrealized
  gain (loss) on investments         0.70         2.17       2.97      (2.57)       (0.82)
                                 --------     --------    -------    -------      -------
Total from investment
  operations                         0.68         2.14       2.93      (2.62)       (0.84)
                                 --------     --------    -------    -------      -------
Net asset value at end of
  period                         $  12.29     $  11.61    $  9.47    $  6.54      $  9.16
                                 ========     ========    =======    =======      =======
Total investment return              5.85%(c)     22.61%    44.78%    (28.59%)      (8.43%)(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss             (0.34%)+     (0.32%)    (0.57%)    (0.67%)      (0.41%)+
    Net expenses                     0.85%+       0.88%      0.97%      0.97%        0.97%+
    Expenses (before
      reimbursement)                 0.85%+       0.88%      0.97%      1.10%        1.79%+
Portfolio turnover rate                18%          50%        38%       163%          57%
Net assets at end of period
  (in 000's)                     $135,615     $127,345    $83,839    $23,230      $13,967

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
+    Annualized.
*    Unaudited.

M- 274   MainStay VP Mid Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                         SERVICE CLASS
    --------------------------------------------------------
                                                  JUNE 5,
    SIX MONTHS                                    2003(a)
      ENDED               YEAR ENDED              THROUGH
     JUNE 30,            DECEMBER 31,           DECEMBER 31,
      2005*                  2004                   2003
     $ 11.56               $  9.45                $  7.77
     -------               -------                -------
       (0.03)                (0.05)                 (0.03)
        0.69                  2.16                   1.71
     -------               -------                -------
        0.66                  2.11                   1.68
     -------               -------                -------
     $ 12.22               $ 11.56                $  9.45
     =======               =======                =======
        5.71%(c)             22.30%                 21.71%(c)
       (0.59%)+              (0.57%)                (0.82%)+(d)
        1.10%+                1.13%                  1.22%+
        1.10%+                1.13%                  1.22%+
          18%                   50%                    38%
     $96,065               $69,651                $16,783

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 275

PORTFOLIO OF INVESTMENTS JUNE 30, 2005 UNAUDITED


                                                         SHARES          VALUE
COMMON STOCKS (91.2%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.1%)
Raytheon Co.                                            111,200   $  4,350,144
                                                                  ------------
AUTO COMPONENTS (1.2%) (a)
TRW Automotive Holdings Corp. (a)                       193,900      4,752,489
                                                                  ------------
BEVERAGES (0.9%)
Molson Coors Brewing Co. Class B                         54,600      3,385,200
                                                                  ------------
CHEMICALS (5.9%)
Air Products & Chemicals, Inc.                           80,950      4,881,285
Arch Chemicals, Inc.                                    172,800      4,313,088
Crompton Corp.                                          698,900      9,889,435
Olin Corp.                                              229,275      4,181,976
                                                                  ------------
                                                                    23,265,784
                                                                  ------------
COMMERCIAL BANKS (2.8%)
Compass Bancshares, Inc.                                156,970      7,063,650
Hibernia Corp.
  Class A                                                57,497      1,907,750
Marshall & Ilsley Corp.                                  42,473      1,887,925
                                                                  ------------
                                                                    10,859,325
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (2.4%)
Pitney Bowes, Inc.                                      217,800      9,485,190
                                                                  ------------
COMMUNICATIONS EQUIPMENT (1.0%)
Lucent Technologies, Inc. (a)                         1,368,100      3,981,171
                                                                  ------------
CONSUMER FINANCE (1.2%)
MBNA Corp.                                              179,400      4,693,104
                                                                  ------------
CONTAINERS & PACKAGING (9.0%)
VOwens-Illinois, Inc. (a)                               727,700     18,228,885
VSmurfit-Stone Container Corp. (a)                    1,277,400     12,991,158
Temple-Inland, Inc.                                     106,800      3,967,620
                                                                  ------------
                                                                    35,187,663
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
ALLTEL Corp.                                             50,200      3,126,456
                                                                  ------------
ELECTRIC UTILITIES (6.9%)
DTE Energy Co.                                          104,600      4,892,142
Entergy Corp.                                            74,200      5,605,810
PG&E Corp.                                               71,494      2,683,885


                                                         SHARES          VALUE
ELECTRIC UTILITIES (CONTINUED)
PPL Corp.                                               130,800   $  7,766,904
Public Service EnterpriseGroup, Inc.                    100,600      6,118,492
                                                                  ------------
                                                                    27,067,233
                                                                  ------------
ENERGY EQUIPMENT & SERVICES (23.5%)
Diamond Offshore Drilling, Inc.                          69,800      3,729,414
VENSCO International, Inc.                              512,100     18,307,575
VGlobalSantaFe Corp.                                    439,300     17,923,440
VPride International, Inc. (a)                          416,500     10,704,050
VRowan Cos., Inc. (a)                                   650,300     19,320,413
VTransocean, Inc. (a)                                   412,500     22,262,625
                                                                  ------------
                                                                    92,247,517
                                                                  ------------
FOOD & STAPLES RETAILING (2.5%)
Kroger Co. (The) (a)                                    516,400      9,827,092
                                                                  ------------
FOOD PRODUCTS (2.3%)
Cadbury Schwppes PLC ADR (b)                            236,800      9,076,544
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (1.2%)
Apria Healthcare Group, Inc. (a)                         85,800      2,972,112
Universal Health Services, Inc. Class B                  31,100      1,933,798
                                                                  ------------
                                                                     4,905,910
                                                                  ------------
INSURANCE (2.9%)
Hartford Financial Services Group, Inc. (The)            99,400      7,433,132
St. Paul Travelers Cos., Inc. (The)                      99,700      3,941,141
                                                                  ------------
                                                                    11,374,273
                                                                  ------------
IT SERVICES (1.2%)
Computer Sciences Corp. (a)                             106,400      4,649,680
                                                                  ------------
LEISURE EQUIPMENT & PRODUCTS (1.0%)
Mattel, Inc.                                            209,000      3,824,700
                                                                  ------------
MACHINERY (4.1%)
VAGCO Corp. (a)                                         549,400     10,504,528
Navistar International Corp. (a)                        179,180      5,733,760
                                                                  ------------
                                                                    16,238,288
                                                                  ------------
MEDIA (0.7%)
Regal Entertainment Group
  Class A                                               150,400      2,839,552
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.8%)
Constellation Energy Group, Inc.                         53,500      3,086,415
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

M- 276   MainStay VP Mid Cap Value Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (7.1%)
VAbitibi-Consolidated, Inc.                           4,060,300   $ 18,190,144
Bowater, Inc.                                           302,710      9,798,722
                                                                  ------------
                                                                    27,988,866
                                                                  ------------
REAL ESTATE (1.4%)
General Growth Properties, Inc.                          50,000      2,054,500
Highwoods Properties, Inc.                              111,200      3,309,312
                                                                  ------------
                                                                     5,363,812
                                                                  ------------
ROAD & RAIL (1.8%)
Burlington Northern Santa Fe Corp.                       85,700      4,034,756
CSX Corp.                                                72,900      3,109,914
                                                                  ------------
                                                                     7,144,670
                                                                  ------------
SOFTWARE (0.2%)
BMC Software, Inc. (a)                                   39,600        710,820
                                                                  ------------
SPECIALTY RETAIL (0.5%)
Limited Brands, Inc.                                     90,300      1,934,226
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (6.8%)
VPMI Group, Inc. (The)                                  445,700     17,373,386
Sovereign Bancorp, Inc.                                 421,541      9,417,226
                                                                  ------------
                                                                    26,790,612
                                                                  ------------
Total Common Stock
  (Cost $315,754,989)                                              358,156,736
                                                                  ------------
                                                        NUMBER OF
                                                    CONTRACTS (C)          VALUE
PURCHASED PUT OPTIONS (0.0%) (b)
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.0%) (b)
Transocean, Inc.
  Strike Price $45.00
  Expire 8/20/05 (a)                                     103,100          36,085
                                                                    ------------
Total Purchased Put Options
  (Cost $296,928)                                                         36,085
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT          VALUE
SHORT-TERM INVESTMENTS (8.7%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (6.8%)
American Express Credit Corp.
  3.10%, due 7/7/05                                  $ 3,220,000    $  3,218,336
ING Funding LLC
  3.17%, due 7/14/05                                   4,135,000       4,130,262
Merrill Lynch & Co., Inc.
  3.23%, due 7/5/05                                    3,150,000       3,148,869
Toyota Motor Credit Corp.
  3.12%, due 7/8/05                                    4,000,000       3,997,571
  3.25%, due 7/12/05                                   3,000,000       2,997,020
UBS Finance (Delaware) LLC
  3.35%, due 7/1/05                                    5,000,000       5,000,000
USAA Capital Corp.
  3.10%, due 7/5/05                                    4,000,000       3,998,621
                                                                    ------------
Total Commercial Paper
  (Cost $26,490,679)                                                  26,490,679
                                                                    ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (1.9%)
Federal Home Loan Banks
  2.70%, due 7/5/05                                    5,135,000       5,133,459
Federal Home Loan Banks
  3.12%, due 7/11/05                                     395,000         394,658
Freddie Mac Discount Note
  3.08%, due 7/5/05                                    2,000,000       1,999,316
                                                                    ------------
Total U.S. Government &
  Federal Agencies (Cost $7,527,433)                                   7,527,433
                                                                    ------------
Total Short-Term Investments
  (Cost $34,018,112)                                                  34,018,112
                                                                    ------------
Total Investments
  (Cost $350,070,029) (d)                                  99.9%     392,210,933(e)
Cash and Other Assets
  Less Liabilities                                           0.1         389,829
                                                     -----------    ------------
Net Assets                                                 100.0%   $392,600,762
                                                     ===========    ============

(a)  Non-income producing security.
(b)  ADR -- American Depositary Receipt.
(c)  One contract equals one hundred shares.
(d) The cost for federal income tax purposes is $350,478,581.
(e)  At June 30, 2005 net unrealized appreciation was
     $41,732,352, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $55,666,881 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $13,934,529.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 277

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $350,070,029)                $392,210,933
Cash                                                   2,838
Receivables:
  Dividends                                          496,556
  Fund shares sold                                   331,607
Other assets                                           9,902
                                                ------------
    Total assets                                 393,051,836
                                                ------------
LIABILITIES:
Payables:
  Manager                                            222,833
  Shareholder communication                          107,186
  Fund shares redeemed                                52,503
  NYLIFE Distributors                                 23,933
  Custodian                                            6,918
Accrued expenses                                      37,701
                                                ------------
    Total liabilities                                451,074
                                                ------------
Net assets                                      $392,600,762
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    219,039
  Service Class                                       97,001
Additional paid-in capital                       333,709,137
Accumulated undistributed net investment
  income                                           1,389,237
Accumulated undistributed net realized gain on
  investments                                     15,045,444
Net unrealized appreciation on investments        42,140,904
                                                ------------
Net assets                                      $392,600,762
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $272,371,395
                                                ============
Shares of capital stock outstanding               21,903,948
                                                ============
Net asset value per share outstanding           $      12.43
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $120,229,367
                                                ============
Shares of capital stock outstanding                9,700,098
                                                ============
Net asset value per share outstanding           $      12.39
                                                ============

M- 278   MainStay VP Mid Cap Value Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 2,171,961
  Interest                                           754,260
                                                 -----------
    Total income                                   2,926,221
                                                 -----------
EXPENSES:
  Manager                                          1,269,350
  Distribution and service -- Service Class          122,687
  Shareholder communication                           66,018
  Professional                                        34,350
  Custodian                                           19,225
  Directors                                           10,343
  Portfolio pricing                                    1,422
  Miscellaneous                                       13,589
                                                 -----------
    Total expenses                                 1,536,984
                                                 -----------
Net investment income                              1,389,237
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                  10,374,809
Net change in unrealized appreciation on
  investments                                     (8,423,300)
                                                 -----------
Net realized and unrealized gain (loss) on
  investments and written option transactions      1,951,509
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 3,340,746
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $9,866.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2004

                                              2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income                $  1,389,237   $  2,363,269
 Net realized gain on investments       10,374,809     10,298,197
 Net change in unrealized
  appreciation on investments           (8,423,300)    31,052,287
                                      ---------------------------
 Net increase in net assets
  resulting from operations              3,340,746     43,713,753
                                      ---------------------------

Dividends and distributions to shareholders:

 From net investment income:
   Initial Class                                --     (1,957,895)
   Service Class                                --       (502,828)

 From net realized gain on
  investments
   Initial Class                                --     (2,187,840)
   Service Class                                --       (683,724)
                                      ---------------------------
 Total dividends and distributions
  to shareholders                               --     (5,332,287)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        35,128,876     87,080,837
   Service Class                        41,086,673     54,156,460

 Net asset value of shares issued
  to shareholders in reinvestment of
  dividends and distributions:
   Initial Class                                --      4,145,735
   Service Class                                --      1,186,552
                                      ---------------------------
                                        76,215,549    146,569,584

 Cost of shares redeemed:
   Initial Class                       (20,283,481)    (8,488,510)
   Service Class                        (1,614,534)      (780,411)
                                      ---------------------------
                                       (21,898,015)    (9,268,921)
                                      ---------------------------
    Increase in net assets derived
     from capital share transactions    54,317,534    137,300,663
                                      ---------------------------
    Net increase in net assets          57,658,280    175,682,129

NET ASSETS:
Beginning of period                    334,942,482    159,260,353
                                      ---------------------------
End of period                         $392,600,762   $334,942,482
                                      ===========================
Accumulated undistributed net
 investment income at end of period   $  1,389,237   $         --
                                      ===========================

M- 280   MainStay VP Mid Cap Value Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                       INITIAL CLASS
                                ------------------------------------------------------------
                                                                                  JULY 2,
                                 SIX MONTHS                                       2001(a)
                                   ENDED                                          THROUGH
                                  JUNE 30,        YEAR ENDED DECEMBER 31,       DECEMBER 31,
                                   2005*         2004       2003       2002         2001
Net asset value at beginning
  of period                       $  12.31     $  10.65   $   8.33   $  9.85       $ 10.00
                                  --------     --------   --------   -------       -------
Net investment income                 0.05         0.10       0.11(b)    0.09         0.05
Net realized and unrealized
  gain (loss) on investments          0.07         1.77       2.30     (1.52)        (0.15)
                                  --------     --------   --------   -------       -------
Total from investment
  operations                          0.12         1.87       2.41     (1.43)        (0.10)
                                  --------     --------   --------   -------       -------
Less dividends and
  distributions:
  From net investment income            --        (0.10)     (0.09)    (0.09)        (0.05)
  From net realized gain on
    investments                         --        (0.11)        --        --            --
                                  --------     --------   --------   -------       -------
Total dividends and
  distributions                         --        (0.21)     (0.09)    (0.09)        (0.05)
                                  --------     --------   --------   -------       -------
Net asset value at end of
  period                          $  12.43     $  12.31   $  10.65   $  8.33       $  9.85
                                  ========     ========   ========   =======       =======
Total investment return               1.00%(c)    17.54%     28.97%   (14.57%)       (1.03%)(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income             0.84%+       1.08%      1.21%     1.39%         1.60%
    Net expenses                      0.78%+       0.81%      0.84%     0.89%         0.89%
    Expenses (before
      reimbursement)                  0.78%+       0.81%      0.84%     0.92%         1.29%
Portfolio turnover rate                 21%          29%        34%       46%           21%
Net assets at end of period
  (in 000's)                      $272,371     $255,129   $141,877   $84,392       $29,821

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.
*    Unaudited.

M- 282   MainStay VP Mid Cap Value Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                            SERVICE CLASS
    --------------------------------------------------------------
                                                        JUNE 5,
    SIX MONTHS                                          2003(a)
      ENDED                  YEAR ENDED                 THROUGH
     JUNE 30,               DECEMBER 31,              DECEMBER 31,
      2005*                     2004                      2003
     $  12.29                 $ 10.64                   $  9.18
     --------                 -------                   -------
         0.03                    0.08                      0.05(b)
         0.07                    1.76                      1.50
     --------                 -------                   -------
         0.10                    1.84                      1.55
     --------                 -------                   -------
           --                   (0.08)                    (0.09)
           --                   (0.11)                       --
     --------                 -------                   -------
           --                   (0.19)                    (0.09)
     --------                 -------                   -------
     $  12.39                 $ 12.29                   $ 10.64
     ========                 =======                   =======
         0.87%(c)               17.25%                    16.89%(c)
         0.59%+                  0.83%                     0.96%+(d)
         1.03%+                  1.06%                     1.09%+
         1.03%+                  1.06%                     1.09%+
           21%                     29%                       34%
     $120,229                 $79,813                   $17,384

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

PORTFOLIO OF INVESTMENTS JUNE 30, 2005 UNAUDITED


                                                        SHARES              VALUE
COMMON STOCKS (98.3%)+
---------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.2%)
Boeing Co. (The)                                       106,421    $    7,023,784
General Dynamics Corp.                                  25,590         2,803,129
Goodrich Corp.                                          15,309           627,057
Honeywell International, Inc.                          108,758         3,983,806
L-3 Communications Holdings, Inc.                       14,701         1,125,803
Lockheed Martin Corp.                                   51,798         3,360,136
Northrop Grumman Corp.                                  46,067         2,545,202
Raytheon Co.                                            57,864         2,263,640
Rockwell Collins, Inc.                                  22,759         1,085,149
United Technologies Corp.                              130,880         6,720,688
                                                                  --------------
                                                                      31,538,394
                                                                  --------------
AIR FREIGHT & LOGISTICS (0.9%)
FedEx Corp.                                             38,507         3,119,452
Ryder System, Inc.                                       8,127           297,448
United Parcel Service, Inc. Class B                    142,701         9,869,201
                                                                  --------------
                                                                      13,286,101
                                                                  --------------
AIRLINES (0.1%)
Delta Air Lines, Inc.                                   17,816            66,988
Southwest Airlines Co.                                  94,123         1,311,134
                                                                  --------------
                                                                       1,378,122
                                                                  --------------
AUTO COMPONENTS (0.2%)
Cooper Tire & Rubber Co.                                 8,155           151,438
Dana Corp.                                              19,118           286,961
Delphi Corp.                                            71,508           332,512
Goodyear Tire & Rubber Co. (The)                        22,398           333,730
Johnson Controls, Inc.                                  24,306         1,369,157
Visteon Corp.                                           16,544            99,761
                                                                  --------------
                                                                       2,573,559
                                                                  --------------
AUTOMOBILES (0.5%)
Ford Motor Co.                                         233,697         2,393,057
General Motors Corp.                                    71,900         2,444,600
Harley-Davidson, Inc.                                   37,332         1,851,667
                                                                  --------------
                                                                       6,689,324
                                                                  --------------
BEVERAGES (2.2%)
Anheuser-Busch Cos., Inc.                               99,330         4,544,348
Brown-Forman Corp. Class B                              11,482           694,202
Coca-Cola Co. (The) (c)                                289,844        12,100,986
Coca-Cola Enterprises, Inc.                             45,024           990,978
Molson Coors Brewing Co. Class B                        10,099           626,138
Pepsi Bottling Group, Inc. (The)                        25,301           723,862
PepsiCo, Inc.                                          214,458        11,565,720
                                                                  --------------
                                                                      31,246,234
                                                                  --------------


                                                        SHARES              VALUE
BIOTECHNOLOGY (1.2%)
Amgen, Inc.                                            159,920    $    9,668,764
Biogen Idec, Inc.                                       44,121         1,519,968
Chiron Corp.                                            18,884           658,863
Genzyme Corp.                                           32,293         1,940,486
Gilead Sciences, Inc.                                   57,867         2,545,569
MedImmune, Inc.                                         31,748           848,307
                                                                  --------------
                                                                      17,181,957
                                                                  --------------
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc.                            23,024           965,166
Masco Corp.                                             57,278         1,819,149
                                                                  --------------
                                                                       2,784,315
                                                                  --------------
CAPITAL MARKETS (2.7%)
Bank of New York Co., Inc. (The)                        99,479         2,863,006
Bear Stearns Cos., Inc. (The)                           14,461         1,503,076
Charles Schwab Corp. (The)                             146,648         1,654,189
E*TRADE Financial Corp.                                 47,331           662,161
Federated Investors, Inc. Class B                       12,115           363,571
Franklin Resources, Inc.                                25,272         1,945,439
Goldman Sachs Group, Inc. (The)                         57,221         5,837,686
Janus Capital Group, Inc.                               30,229           454,644
Lehman Brothers Holdings, Inc.                          35,263         3,500,911
Mellon Financial Corp.                                  54,108         1,552,359
Merrill Lynch & Co., Inc.                              121,066         6,659,841
Morgan Stanley                                         142,008         7,451,160
Northern Trust Corp.                                    26,028         1,186,617
T. Rowe Price Group, Inc.                               15,769           987,139
State Street Corp.                                      42,633         2,057,042
                                                                  --------------
                                                                      38,678,841
                                                                  --------------
CHEMICALS (1.6%)
Air Products & Chemicals, Inc.                          29,318         1,767,875
Dow Chemical Co. (The)                                 123,140         5,483,423
E.I. du Pont de Nemours & Co.                          127,552         5,486,012
Eastman Chemical Co.                                     9,929           547,584
Ecolab, Inc.                                            28,207           912,779
Engelhard Corp.                                         15,605           445,523
Great Lakes Chemical Corp.                               6,511           204,901
Hercules, Inc.                                          14,250           201,638
International Flavors & Fragrances, Inc.                11,361           411,495
Monsanto Co.                                            34,009         2,138,146
PPG Industries, Inc.                                    22,174         1,391,640
Praxair, Inc.                                           41,211         1,920,433

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

M- 284   MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES              VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
CHEMICALS (CONTINUED)
Rohm & Haas Co.                                         24,889    $    1,153,356
Sigma-Aldrich Corp.                                      8,742           489,902
                                                                  --------------
                                                                      22,554,707
                                                                  --------------
COMMERCIAL BANKS (5.7%)
AmSouth Bancorporation                                  45,388         1,180,088
VBank of America Corp.                                 515,097        23,493,574
BB&T Corp.                                              70,056         2,800,138
Comerica, Inc.                                          21,737         1,256,399
Compass Bancshares, Inc.                                15,668           705,060
Fifth Third Bancorp                                     66,470         2,739,229
First Horizon National Corp.                            15,731           663,848
Huntington Bancshares, Inc.                             29,444           710,778
KeyCorp                                                 51,892         1,720,220
M&T Bank Corp.                                          12,531         1,317,760
Marshall & Ilsley Corp.                                 26,514         1,178,547
National City Corp.                                     75,946         2,591,278
North Fork Bancorporation, Inc.                         60,170         1,690,175
PNC Financial Services Group, Inc. (The)                36,154         1,968,947
Regions Financial Corp.                                 59,327         2,009,999
SunTrust Banks, Inc.                                    43,370         3,133,049
Synovus Financial Corp.                                 39,570         1,134,472
U.S. Bancorp                                           236,572         6,907,902
Wachovia Corp.                                         202,412        10,039,635
Wells Fargo & Co.                                      216,071        13,305,652
Zions Bancorporation                                    11,443           841,404
                                                                  --------------
                                                                      81,388,154
                                                                  --------------
COMMERCIAL SERVICES & SUPPLIES (1.0%)
Allied Waste Industries, Inc.                           34,638           274,679
Apollo Group, Inc. Class A                              21,162         1,655,292
Avery Dennison Corp.                                    12,951           685,885
Cendant Corp.                                          134,850         3,016,594
Cintas Corp.                                            19,079           736,449
Donnelley (R.R.) & Sons Co.                             27,504           949,163
Equifax, Inc.                                           17,243           615,748
H&R Block, Inc.                                         21,068         1,229,318
Monster Worldwide, Inc.                                 15,266           437,829
Pitney Bowes, Inc.                                      29,435         1,281,894
Robert Half International, Inc.                         20,549           513,109
Waste Management, Inc.                                  72,675         2,059,609
                                                                  --------------
                                                                      13,455,569
                                                                  --------------
COMMUNICATIONS EQUIPMENT (2.6%)
ADC Telecommunications, Inc.                            14,745           320,999
Andrew Corp.                                            20,512           261,733
Avaya, Inc.                                             61,308           510,083
CIENA Corp.                                             73,069           152,714
Cisco Systems, Inc.                                    825,185        15,769,286


                                                        SHARES              VALUE
COMMUNICATIONS EQUIPMENT (CONTINUED)
Comverse Technology, Inc.                               25,091    $      593,402
Corning, Inc.                                          185,647         3,085,453
JDS Uniphase Corp.                                     184,435           280,341
Lucent Technologies, Inc.                              565,518         1,645,657
Motorola, Inc.                                         314,106         5,735,576
QLogic Corp.                                            11,730           362,105
QUALCOMM, Inc.                                         210,143         6,936,820
Scientific-Atlanta, Inc.                                19,477           648,000
Tellabs, Inc.                                           58,850           511,995
                                                                  --------------
                                                                      36,814,164
                                                                  --------------
COMPUTERS & PERIPHERALS (3.5%)
Apple Computer, Inc.                                   105,497         3,883,345
Dell, Inc.                                             313,946        12,404,006
EMC Corp.                                              307,146         4,210,972
Gateway, Inc.                                           38,249           126,222
Hewlett-Packard Co.                                    369,650         8,690,472
International Business Machines Corp.                  207,986        15,432,560
Lexmark International, Inc. Class A                     16,206         1,050,635
NCR Corp.                                               23,751           834,135
Network Appliance, Inc.                                 46,770         1,322,188
Sun Microsystems, Inc.                                 431,267         1,608,626
                                                                  --------------
                                                                      49,563,161
                                                                  --------------
CONSTRUCTION & ENGINEERING (0.0%) (b)
Fluor Corp.                                             10,705           616,501
                                                                  --------------
CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co.                                    13,116           852,409
                                                                  --------------
CONSUMER FINANCE (1.3%)
American Express Co.                                   149,978         7,983,328
Capital One Financial Corp.                             32,273         2,582,163
MBNA Corp.                                             163,222         4,269,888
Providian Financial Corp.                               37,436           659,997
SLM Corp.                                               54,939         2,790,901
                                                                  --------------
                                                                      18,286,277
                                                                  --------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp.                                              14,006           503,656
Bemis Co., Inc.                                         13,602           360,997
Pactiv Corp.                                            18,960           409,157
Sealed Air Corp.                                        10,681           531,807
Temple-Inland, Inc.                                     15,850           588,827
                                                                  --------------
                                                                       2,394,444
                                                                  --------------
DISTRIBUTORS (0.1%)
Genuine Parts Co.                                       22,287           915,773
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 285


                                                        SHARES              VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (3.6%)
CIT Group, Inc.                                         26,868    $    1,154,518
VCitigroup, Inc.                                       666,291        30,802,633
JPMorgan Chase & Co.                                   452,690        15,989,011
Moody's Corp.                                           35,084         1,577,377
Principal Financial Group, Inc.                         38,286         1,604,183
                                                                  --------------
                                                                      51,127,722
                                                                  --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.8%)
ALLTEL Corp.                                            41,827         2,604,986
AT&T Corp.                                             102,126         1,944,479
BellSouth Corp.                                        233,794         6,211,907
CenturyTel, Inc.                                        17,166           594,459
Citizens Communications Co.                             42,821           575,514
Qwest Communications International, Inc.               213,361           791,569
SBC Communications, Inc.                               423,087        10,048,316
Sprint Corp.                                           188,826         4,737,644
Verizon Communications, Inc.                           354,448        12,246,178
                                                                  --------------
                                                                      39,755,052
                                                                  --------------
ELECTRIC UTILITIES (2.7%)
Allegheny Energy, Inc.                                  20,707           522,231
Ameren Corp.                                            24,931         1,378,684
American Electric Power Co., Inc.                       48,952         1,804,860
CenterPoint Energy, Inc.                                37,012           488,929
Cinergy Corp.                                           24,422         1,094,594
CMS Energy Corp.                                        27,538           414,722
Consolidated Edison, Inc.                               30,878         1,446,326
Dominion Resources, Inc.                                43,564         3,197,161
DTE Energy Co.                                          22,164         1,036,610
Edison International                                    41,596         1,686,718
Entergy Corp.                                           27,200         2,054,960
Exelon Corp.                                            85,699         4,398,930
FirstEnergy Corp.                                       42,190         2,029,761
FPL Group, Inc.                                         50,003         2,103,126
PG&E Corp.                                              47,442         1,780,973
Pinnacle West Capital Corp.                             12,342           548,602
PPL Corp.                                               24,144         1,433,671
Progress Energy, Inc.                                   31,469         1,423,658
Public Service Enterprise Group, Inc.                   30,459         1,852,516
Southern Co. (The)                                      94,932         3,291,292
TECO Energy, Inc.                                       26,386           498,959
TXU Corp.                                               30,671         2,548,453
Xcel Energy, Inc.                                       51,011           995,735
                                                                  --------------
                                                                      38,031,471
                                                                  --------------


                                                        SHARES              VALUE
ELECTRICAL EQUIPMENT (0.4%)
American Power Conversion Corp.                         22,959    $      541,603
Cooper Industries, Ltd. Class A                         11,885           759,452
Emerson Electric Co.                                    53,546         3,353,585
Rockwell Automation, Inc.                               22,397         1,090,958
                                                                  --------------
                                                                       5,745,598
                                                                  --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Agilent Technologies, Inc.                              55,277         1,272,476
Jabil Circuit, Inc.                                     23,437           720,219
Molex, Inc.                                             21,400           557,256
PerkinElmer, Inc.                                       16,444           310,792
Sanmina-SCI Corp.                                       66,840           365,615
Solectron Corp.                                        123,934           469,710
Symbol Technologies, Inc.                               30,968           305,654
Tektronix, Inc.                                         11,245           261,671
Thermo Electron Corp.                                   20,436           549,115
Waters Corp.                                            15,393           572,158
                                                                  --------------
                                                                       5,384,666
                                                                  --------------
ENERGY EQUIPMENT & SERVICES (1.3%)
Baker Hughes, Inc.                                      43,187         2,209,447
BJ Services Co.                                         20,642         1,083,292
Halliburton Co.                                         64,735         3,095,628
Nabors Industries, Ltd.                                 19,046         1,154,569
National-Oilwell, Inc.                                  21,403         1,017,499
Noble Corp.                                             17,312         1,064,861
Rowan Cos., Inc.                                        13,576           403,343
Schlumberger Ltd.                                       75,472         5,731,343
Transocean, Inc.                                        40,989         2,212,176
                                                                  --------------
                                                                      17,972,158
                                                                  --------------
FOOD & STAPLES RETAILING (2.8%)
Albertson's, Inc.                                       46,873           969,334
Costco Wholesale Corp.                                  60,054         2,691,620
CVS Corp.                                              103,752         3,016,071
Kroger Co. (The)                                        93,555         1,780,352
Safeway, Inc.                                           57,201         1,292,171
SUPERVALU, Inc.                                         17,194           560,696
Sysco Corp.                                             81,308         2,942,537
VWal-Mart Stores, Inc.                                 431,606        20,803,408
Walgreen Co.                                           130,526         6,002,891
                                                                  --------------
                                                                      40,059,080
                                                                  --------------
FOOD PRODUCTS (1.1%)
Archer-Daniels-Midland Co.                              79,646         1,702,831
Campbell Soup Co.                                       41,618         1,280,586
ConAgra Foods, Inc.                                     65,839         1,524,831
General Mills, Inc.                                     46,643         2,182,426
Hershey Foods Corp.                                     27,942         1,735,198
H.J. Heinz Co.                                          44,768         1,585,683
Kellogg Co.                                             44,813         1,991,490
McCormick & Co., Inc.                                   17,296           565,233

M- 286   MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES              VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
FOOD PRODUCTS (CONTINUED)
Sara Lee Corp.                                         100,713    $    1,995,125
Wm. Wrigley Jr. Co.                                     24,980         1,719,623
                                                                  --------------
                                                                      16,283,026
                                                                  --------------
GAS UTILITIES (0.3%)
KeySpan Corp.                                           22,059           897,801
Kinder Morgan, Inc.                                     14,048         1,168,793
Nicor, Inc.                                              5,592           230,223
NiSource, Inc.                                          34,661           857,167
Peoples Energy Corp.                                     4,817           209,347
Sempra Energy                                           30,150         1,245,496
                                                                  --------------
                                                                       4,608,827
                                                                  --------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Applera Corp.-Applied Biosystems Group                  25,125           494,209
Bausch & Lomb, Inc.                                      6,794           563,902
Baxter International, Inc.                              79,198         2,938,246
Becton, Dickinson & Co.                                 32,364         1,698,139
Biomet, Inc.                                            32,265         1,117,660
Boston Scientific Corp.                                 97,089         2,621,403
C.R. Bard, Inc.                                         13,352           888,042
Fisher Scientific International, Inc.                   14,851           963,830
Guidant Corp.                                           41,208         2,773,298
Hospira, Inc.                                           19,897           775,983
Medtronic, Inc.                                        154,928         8,023,720
Millipore Corp.                                          6,350           360,236
St. Jude Medical, Inc.                                  46,123         2,011,424
Stryker Corp.                                           47,884         2,277,363
Zimmer Holdings, Inc.                                   31,526         2,401,335
                                                                  --------------
                                                                      29,908,790
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES (2.7%)
Aetna, Inc.                                             37,631         3,116,599
AmerisourceBergen Corp.                                 13,459           930,690
Cardinal Health, Inc.                                   55,456         3,193,157
Caremark Rx, Inc.                                       58,407         2,600,280
CIGNA Corp.                                             16,788         1,796,820
Express Scripts, Inc.                                   19,200           959,616
HCA, Inc.                                               53,695         3,042,896
Health Management Associates, Inc.                      30,973           810,873
Humana, Inc.                                            20,591           818,286
IMS Health, Inc.                                        29,619           733,663
Laboratory Corp. of America Holdings                    17,233           859,927
Manor Care, Inc.                                        11,001           437,070
McKesson Corp.                                          37,750         1,690,823
Medco Health Solutions, Inc.                            34,971         1,866,053
Quest Diagnostics, Inc.                                 23,324         1,242,469
Tenet Healthcare Corp.                                  59,578           729,235


                                                        SHARES              VALUE
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
UnitedHealth Group, Inc.                               163,408    $    8,520,091
WellPoint, Inc.                                         78,428         5,461,726
                                                                  --------------
                                                                      38,810,274
                                                                  --------------
HOTELS, RESTAURANTS & LEISURE (1.5%)
Carnival Corp.                                          67,289         3,670,615
Darden Restaurants, Inc.                                18,831           621,046
Harrah's Entertainment, Inc.                            23,108         1,665,394
Hilton Hotels Corp.                                     49,082         1,170,597
International Game Technology                           43,936         1,236,798
Marriott International, Inc. Class A                    25,637         1,748,956
McDonald's Corp.                                       162,375         4,505,906
Starbucks Corp.                                         51,094         2,639,516
Starwood Hotels & Resorts Worldwide, Inc.               27,111         1,587,891
Wendy's International, Inc.                             14,518           691,783
Yum! Brands, Inc.                                       37,126         1,933,522
                                                                  --------------
                                                                      21,472,024
                                                                  --------------
HOUSEHOLD DURABLES (0.6%)
Black & Decker Corp. (The)                              10,177           914,403
Centex Corp.                                            16,188         1,144,006
Fortune Brands, Inc.                                    18,472         1,640,313
KB HOME                                                 10,666           813,069
Leggett & Platt, Inc.                                   24,390           648,286
Maytag Corp.                                            10,101           158,182
Newell Rubbermaid, Inc.                                 35,021           834,901
Pulte Homes, Inc.                                       15,138         1,275,377
Snap-on, Inc.                                            7,384           253,271
Stanley Works (The)                                      9,585           436,501
Whirlpool Corp.                                          8,480           594,533
                                                                  --------------
                                                                       8,712,842
                                                                  --------------
HOUSEHOLD PRODUCTS (1.8%)
Clorox Co. (The)                                        19,468         1,084,757
Colgate-Palmolive Co.                                   67,124         3,350,159
Kimberly-Clark Corp.                                    61,476         3,847,783
Procter & Gamble Co. (The)                             316,955        16,719,376
                                                                  --------------
                                                       465,023        25,002,075
                                                                  --------------
INDUSTRIAL CONGLOMERATES (4.4%)
3M Co.                                                  98,576         7,127,045
VGeneral Electric Co. (c)                            1,358,404        47,068,698
Textron, Inc.                                           17,262         1,309,323
Tyco International Ltd.                                258,635         7,552,142
                                                                  --------------
                                                                      63,057,208
                                                                  --------------
INSURANCE (4.3%)
ACE, Ltd.                                               36,365         1,630,970
AFLAC, Inc.                                             64,094         2,773,988
Allstate Corp. (The)                                    86,759         5,183,850
Ambac Financial Group, Inc.                             13,834           965,060

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 287


                                                        SHARES              VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
INSURANCE (CONTINUED)
VAmerican International Group, Inc.                    332,328    $   19,308,257
Aon Corp.                                               40,250         1,007,860
Chubb Corp. (The)                                       25,006         2,140,764
Cincinnati Financial Corp.                              21,275           841,639
Hartford Financial Services Group, Inc. (The)           37,752         2,823,095
Jefferson-Pilot Corp.                                   17,407           877,661
Lincoln National Corp.                                  22,266         1,044,721
Loews Corp.                                             20,364         1,578,210
Marsh & McLennan Cos., Inc.                             67,566         1,871,578
MBIA, Inc.                                              17,958         1,065,089
MetLife, Inc.                                           93,697         4,210,744
Progressive Corp. (The)                                 25,509         2,520,544
Prudential Financial, Inc.                              66,923         4,394,164
SAFECO Corp.                                            16,269           884,057
St. Paul Travelers Cos., Inc. (The)                     86,260         3,409,858
Torchmark Corp.                                         13,862           723,596
UnumProvident Corp.                                     37,982           695,830
XL Capital Ltd. Class A                                 17,804         1,324,974
                                                                  --------------
                                                                      61,276,509
                                                                  --------------
INTERNET & CATALOG RETAIL (0.4%)
eBay, Inc.                                             155,604         5,136,488
                                                                  --------------
INTERNET SOFTWARE & SERVICES (0.4%)
Yahoo!, Inc.                                           168,176         5,827,298
                                                                  --------------
IT SERVICES (1.1%)
Affiliated Computer Services, Inc. Class A              16,222           828,944
Automatic Data Processing, Inc.                         74,307         3,118,665
Computer Sciences Corp.                                 24,252         1,059,812
Convergys Corp.                                         18,137           257,908
Electronic Data Systems Corp.                           66,042         1,271,309
First Data Corp.                                        99,701         4,001,999
Fiserv, Inc.                                            24,656         1,058,975
Paychex, Inc.                                           45,404         1,477,446
Sabre Holdings Corp. Class A                            16,802           335,200
SunGard Data Systems, Inc.                              36,667         1,289,578
Unisys Corp.                                            43,054           272,532
                                                                  --------------
                                                                      14,972,368
                                                                  --------------


                                                        SHARES              VALUE
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp.                                         12,301    $      532,879
Eastman Kodak Co.                                       36,622           983,301
Hasbro, Inc.                                            21,369           444,262
Mattel, Inc.                                            52,990           969,717
                                                                  --------------
                                                                       2,930,159
                                                                  --------------
MACHINERY (1.4%)
Caterpillar, Inc.                                       43,800         4,174,579
Cummins, Inc.                                            5,457           407,147
Danaher Corp.                                           35,210         1,842,891
Deere & Co.                                             31,525         2,064,572
Dover Corp.                                             25,916           942,824
Eaton Corp.                                             19,412         1,162,779
Illinois Tool Works, Inc.                               35,117         2,798,123
Ingersoll-Rand Co. Class A                              22,124         1,578,547
ITT Industries, Inc.                                    11,729         1,145,102
Navistar International Corp.                             8,424           269,568
PACCAR, Inc.                                            22,211         1,510,348
Pall Corp.                                              15,829           480,568
Parker-Hannifin Corp.                                   15,311           949,435
                                                                  --------------
                                                                      19,326,483
                                                                  --------------
MEDIA (3.6%)
Clear Channel Communications, Inc.                      67,394         2,084,496
Comcast Corp. Class A                                  282,432         8,670,662
Dow Jones & Co., Inc.                                    8,983           318,447
Gannett Co., Inc.                                       32,063         2,280,641
Interpublic Group of Cos., Inc. (The)                   53,877           656,222
Knight-Ridder, Inc.                                      9,668           593,035
McGraw-Hill Cos., Inc. (The)                            48,650         2,152,763
Meredith Corp.                                           5,766           282,880
New York Times Co. (The) Class A                        18,616           579,888
News Corp. Ltd. (The) Class A                          369,429         5,977,361
Omnicom Group, Inc.                                     23,793         1,900,109
Time Warner, Inc.                                      600,188        10,029,143
Tribune Co.                                             38,075         1,339,479
Univision Communications, Inc. Class A                  37,306         1,027,780
Viacom, Inc. Class B                                   206,507         6,612,354
Walt Disney Co. (The)                                  261,377         6,581,473
                                                                  --------------
                                                                      51,086,733
                                                                  --------------
METALS & MINING (0.6%)
Alcoa, Inc.                                            111,371         2,910,126
Allegheny Technologies, Inc.                            11,451           252,609
Freeport-McMoRan Copper & Gold, Inc. Class B            22,778           852,808
Newmont Mining Corp.                                    56,704         2,213,157
Nucor Corp.                                             20,304           926,268

M- 288   MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES              VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
METALS & MINING (CONTINUED)
Phelps Dodge Corp.                                      12,252    $    1,133,310
United States Steel Corp.                               14,490           498,021
                                                                  --------------
                                                                       8,786,299
                                                                  --------------
MULTILINE RETAIL (1.3%)
Big Lots, Inc.                                          14,448           191,292
Dillard's, Inc. Class A                                  9,045           211,834
Dollar General Corp.                                    38,505           783,962
Family Dollar Stores, Inc.                              21,368           557,705
Federated Department Stores, Inc.                       21,587         1,581,895
Kohl's Corp.                                            41,685         2,330,608
May Department Stores Co.                               38,391         1,541,783
Nordstrom, Inc.                                         16,109         1,094,929
J.C. Penney Co., Inc. Holding Co.                       34,557         1,817,007
Sears Holdings Corp.                                    13,140         1,969,292
Target Corp.                                           114,436         6,226,462
                                                                  --------------
                                                                      18,306,769
                                                                  --------------
MULTI-UTILITIES & UNREGULATED POWER (0.6%)
AES Corp. (The)                                         82,782         1,355,969
Calpine Corp.                                           68,055           231,387
Constellation Energy Group, Inc.                        22,496         1,297,794
Duke Energy Corp.                                      119,705         3,558,830
Dynegy, Inc. Class A                                    42,351           205,826
El Paso Corp.                                           81,916           943,672
Williams Cos., Inc. (The)                               72,823         1,383,637
                                                                  --------------
                                                                       8,977,115
                                                                  --------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp.                                            122,218         1,685,386
                                                                  --------------
OIL & GAS (7.2%)
Amerada Hess Corp.                                      10,930         1,164,154
Anadarko Petroleum Corp.                                30,286         2,487,995
Apache Corp.                                            41,646         2,690,332
Ashland, Inc.                                            8,503           611,111
Burlington Resources, Inc.                              49,469         2,732,668
ChevronTexaco Corp.                                    268,713        15,026,431
ConocoPhillips                                         178,288        10,249,777
Devon Energy Corp.                                      61,230         3,103,136
EOG Resources, Inc.                                     30,563         1,735,978
VExxonMobil Corp.                                      815,297        46,855,119
Kerr-McGee Corp.                                        14,839         1,132,364
Marathon Oil Corp.                                      44,165         2,357,086
Occidental Petroleum Corp.                              50,715         3,901,505
Sunoco, Inc.                                             8,815         1,002,089
Unocal Corp.                                            34,620         2,252,031


                                                        SHARES              VALUE
OIL & GAS (CONTINUED)
Valero Energy Corp.                                     32,739    $    2,589,982
XTO Energy, Inc.                                        46,269         1,572,683
                                                                  --------------
                                                                     101,464,441
                                                                  --------------
PAPER & FOREST PRODUCTS (0.4%)
Georgia-Pacific Corp.                                   33,222         1,056,460
International Paper Co.                                 62,598         1,891,086
Louisiana-Pacific Corp.                                 14,052           345,398
MeadWestvaco Corp.                                      23,462           657,874
Weyerhaeuser Co.                                        30,995         1,972,832
                                                                  --------------
                                                                       5,923,650
                                                                  --------------
PERSONAL PRODUCTS (0.7%)
Alberto-Culver Co.                                      10,786           467,357
Avon Products, Inc.                                     60,271         2,281,257
Gillette Co. (The)                                     127,805         6,470,768
                                                                  --------------
                                                                       9,219,382
                                                                  --------------
PHARMACEUTICALS (7.0%)
Abbott Laboratories                                    198,605         9,733,631
Allergan, Inc.                                          16,802         1,432,202
Bristol-Myers Squibb Co.                               250,317         6,252,919
Forest Laboratories, Inc.                               44,879         1,743,549
VJohnson & Johnson                                     380,899        24,758,435
King Pharmaceuticals, Inc.                              30,792           320,853
Lilly (Eli) & Co.                                      145,170         8,087,421
Merck & Co., Inc.                                      282,170         8,690,836
Mylan Laboratories, Inc.                                34,262           659,201
VPfizer, Inc.                                          952,329        26,265,233
Schering-Plough Corp.                                  188,263         3,588,293
Watson Pharmaceuticals, Inc.                            13,863           409,790
Wyeth                                                  171,455         7,629,748
                                                                  --------------
                                                                      99,572,111
                                                                  --------------
REAL ESTATE (0.6%)
Apartment Investment & Management Co. Class A           12,154           497,342
Archstone-Smith Trust                                   25,503           984,926
Equity Office Properties Trust                          51,268         1,696,971
Equity Residential                                      36,086         1,328,687
Plum Creek Timber Co., Inc.                             23,417           850,037
ProLogis                                                23,309           937,954
Simon Property Group, Inc.                              28,270         2,049,291
                                                                  --------------
                                                                       8,345,208
                                                                  --------------
ROAD & RAIL (0.5%)
Burlington Northern Santa Fe Corp.                      48,399         2,278,625
CSX Corp.                                               27,417         1,169,609
Norfolk Southern Corp.                                  51,090         1,581,746
Union Pacific Corp.                                     33,372         2,162,506
                                                                  --------------
                                                                       7,192,486
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 289


                                                        SHARES              VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.2%)
Advanced Micro Devices, Inc.                            50,257    $      871,456
Altera Corp.                                            47,607           943,571
Analog Devices, Inc.                                    47,624         1,776,851
Applied Materials, Inc.                                212,899         3,444,706
Applied Micro Circuits Corp.                            39,397           100,856
Broadcom Corp. Class A                                  37,213         1,321,434
Freescale Semiconductor, Inc. Class B                   51,306         1,086,661
VIntel Corp.                                           790,700        20,605,642
KLA-Tencor Corp.                                        25,000         1,092,500
Linear Technology Corp.                                 39,123         1,435,423
LSI Logic Corp.                                         49,162           417,385
Maxim Integrated Products, Inc.                         41,560         1,588,008
Micron Technology, Inc.                                 78,096           797,360
National Semiconductor Corp.                            45,347           998,994
Novellus Systems, Inc.                                  17,831           440,604
NVIDIA Corp.                                            21,167           565,582
PMC-Sierra, Inc.                                        22,899           213,648
Teradyne, Inc.                                          24,829           297,203
Texas Instruments, Inc.                                212,848         5,974,644
Xilinx, Inc.                                            44,295         1,129,523
                                                                  --------------
                                                                      45,102,051
                                                                  --------------
SOFTWARE (3.8%)
Adobe Systems, Inc.                                     62,118         1,777,817
Autodesk, Inc.                                          29,282         1,006,422
BMC Software, Inc.                                      28,317           508,290
Citrix Systems, Inc.                                    21,637           468,657
Computer Associates International, Inc.                 68,007         1,868,832
Compuware Corp.                                         49,273           354,273
Electronic Arts, Inc.                                   39,316         2,225,679
Intuit, Inc.                                            23,680         1,068,205
Mercury Interactive Corp.                               10,748           412,293
VMicrosoft Corp. (c)                                 1,286,988        31,968,782
Novell, Inc.                                            48,382           299,968
Oracle Corp.                                           573,678         7,572,550
Parametric Technology Corp.                             34,422           219,612
Siebel Systems, Inc.                                    65,705           584,775
Symantec Corp.                                          90,374         1,964,731
VERITAS Software Corp.                                  53,772         1,312,037
                                                                  --------------
                                                                      53,612,923
                                                                  --------------
SPECIALTY RETAIL (2.3%)
AutoNation, Inc.                                        28,903           593,090
AutoZone, Inc.                                           8,647           799,502
Bed Bath & Beyond, Inc.                                 38,684         1,616,218
Best Buy Co., Inc.                                      38,143         2,614,703


                                                        SHARES              VALUE
SPECIALTY RETAIL (CONTINUED)
Circuit City Stores, Inc.                               24,488    $      423,398
Gap, Inc. (The)                                         97,041         1,916,560
Home Depot, Inc. (The)                                 274,941        10,695,203
Limited Brands, Inc.                                    48,861         1,046,603
Lowe's Cos., Inc.                                       98,959         5,761,393
Office Depot, Inc.                                      39,799           909,009
OfficeMax, Inc.                                          8,907           265,161
RadioShack Corp.                                        20,209           468,243
Sherwin-Williams Co. (The)                              16,127           759,420
Staples, Inc.                                           94,951         2,024,355
Tiffany & Co.                                           18,541           607,403
TJX Cos., Inc. (The)                                    61,385         1,494,725
Toys "R" Us, Inc.                                       27,391           725,314
                                                                  --------------
                                                                      32,720,300
                                                                  --------------
TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach, Inc.                                             48,850         1,639,895
Jones Apparel Group, Inc.                               15,608           484,472
Liz Claiborne, Inc.                                     13,827           549,762
NIKE, Inc. Class B                                      29,322         2,539,285
Reebok International Ltd.                                7,161           299,545
V.F. Corp.                                              12,761           730,184
                                                                  --------------
                                                                       6,243,143
                                                                  --------------
THRIFTS & MORTGAGE FINANCE (1.7%)
Countrywide Financial Corp.                             75,253         2,905,518
Fannie Mae                                             123,932         7,237,629
Freddie Mac                                             88,441         5,769,006
Golden West Financial Corp.                             36,052         2,321,028
MGIC Investment Corp.                                   12,404           808,989
Sovereign Bancorp, Inc.                                 47,853         1,069,036
Washington Mutual, Inc.                                112,335         4,570,911
                                                                  --------------
                                                                      24,682,117
                                                                  --------------
TOBACCO (1.4%)
Altria Group, Inc.                                     265,233        17,149,966
Reynolds American, Inc.                                 14,843         1,169,628
UST, Inc.                                               21,094           963,152
                                                                  --------------
                                                                      19,282,746
                                                                  --------------
TRADING COMPANIES & DISTRIBUTORS (0.0%) (b)
Grainger (W.W.), Inc.                                   10,614           581,541
                                                                  --------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Nextel Communications, Inc. Class A                    143,934         4,650,508
                                                                  --------------
Total Common Stocks
  (Cost $1,186,713,510)                                            1,395,033,033(d)
                                                                  --------------

M- 290   MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT              VALUE
SHORT-TERM INVESTMENTS (1.8%)
---------------------------------------------------------------------------------
COMMERCIAL PAPER (1.0%)
HBOS Treasury Services
  3.11%, due 7/15/05 (c)                            $2,600,000    $    2,596,850
National Rural Utilities Cooperative Finance Corp.
  3.32%, due 8/11/05 (c)                             8,100,000         8,069,370
UBS Finance (Delaware) LLC
  3.16%, due 7/14/05 (c)                             4,000,000         3,995,429
                                                                  --------------
Total Commercial Paper
  (Cost $14,661,649)                                                  14,661,649
                                                                  --------------
U.S. GOVERNMENT (0.8%)
United States Treasury Bills
  3.00%, due 10/6/05 (c)                             2,700,000         2,677,828
  3.01%, due 10/13/05 (c)                            7,900,000         7,829,587
                                                                  --------------
Total U.S. Government
  (Cost $10,508,164)                                                  10,507,415
                                                                  --------------
Total Short-Term Investments
  (Cost $25,169,813)                                                  25,169,064
                                                                  --------------
Total Investments
  (Cost $1,211,883,323) (e)                              100.1%    1,420,202,097(f)
Liabilities in Excess of Cash and Other Assets            (0.1)       (1,602,953)
                                                    ----------    --------------
Net Assets                                               100.0%   $1,418,599,144
                                                    ==========    ==============
                                                     CONTRACTS         UNREALIZED
                                                          LONG   DEPRECIATION (G)
FUTURES CONTRACTS (0.0%) (b)
---------------------------------------------------------------------------------
Standard & Poor's 500 Index
  Mini September 2005                               $        8    $       (3,373)
  September 2005                                            76          (213,106)
                                                                  --------------
Total Futures Contracts
  (Settlement Value
  $23,192,700) (d)                                                $     (216,479)
                                                                  ==============

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c) Represents security or a portion thereof, which is segregated or designated as collateral for futures contracts.
(d) The combined market value of common stocks and settle-ment value of Standard & Poor's 500 Index futures contracts represents 100.0% of net assets.
(e) The cost for federal income tax purposes is $1,225,452,099.
(f)  At June 30, 2005, net unrealized appreciation was
     $194,749,998 based on cost for federal income tax pur-poses. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $371,175,160 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $176,425,162.
(g) Represents the difference between the value of the con-tracts at the time they were opened and the value at June 30, 2005.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 291

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $1,211,883,323)            $1,420,202,097
Cash                                                 117,252
Receivables:
  Dividends                                        1,672,457
  Investment securities sold                       1,050,308
  Fund shares sold                                   259,875
Other assets                                          39,814
                                              --------------
    Total assets                               1,423,341,803
                                              --------------
LIABILITIES:
Payables:
  Investment securities purchased                  2,960,655
  Fund shares redeemed                               598,003
  Shareholder communication                          561,398
  Administrator                                      235,695
  Variation margin on futures contracts              143,964
  Adviser                                            108,933
  NYLIFE Distributors                                 36,327
  Custodian                                           22,695
Accrued expenses                                      74,989
                                              --------------
    Total liabilities                              4,742,659
                                              --------------
Net assets                                    $1,418,599,144
                                              ==============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                               $      513,346
  Service Class                                       74,422
Additional paid-in capital                     1,308,514,922
Accumulated undistributed net investment
  income                                          10,338,273
Accumulated net realized loss on investments    (108,944,114)
Net unrealized appreciation on investments
  and futures transactions                       208,102,295
                                              --------------
Net assets                                    $1,418,599,144
                                              ==============
INITIAL CLASS
Net assets applicable to outstanding shares   $1,239,450,004
                                              ==============
Shares of capital stock outstanding               51,334,559
                                              ==============
Net asset value per share outstanding         $        24.14
                                              ==============
SERVICE CLASS
Net assets applicable to outstanding shares   $  179,149,140
                                              ==============
Shares of capital stock outstanding                7,442,157
                                              ==============
Net asset value per share outstanding         $        24.07
                                              ==============

M- 292   MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                     $ 12,594,352
  Interest                                           474,920
                                                ------------
    Total income                                  13,069,272
                                                ------------
EXPENSES:
  Administration                                   1,416,574
  Advisory                                           655,187
  Shareholder communication                          338,271
  Distribution and service -- Service Class          199,529
  Professional                                        86,858
  Custodian                                           73,689
  Directors                                           38,598
  Portfolio pricing                                    6,958
  Miscellaneous                                       42,050
                                                ------------
    Total expenses                                 2,857,714
                                                ------------
Net investment income                             10,211,558
                                                ------------

REALIZED AND UNREALIZED LOSS ON
INVESTMENTS:
Net realized loss from:
  Security transactions                          (10,458,707)
  Futures transactions                              (448,936)
                                                ------------
Net realized loss on investments                 (10,907,643)
                                                ------------
Net change in unrealized appreciation on:
  Security transactions                          (13,626,310)
  Futures transactions                              (891,123)
                                                ------------
Net unrealized appreciation on investments       (14,517,433)
                                                ------------
Net realized and unrealized loss on
  investments                                    (25,425,076)
                                                ------------
Net decrease in net assets resulting from
  operations                                    $(15,213,518)
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2004

                                              2005             2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income              $   10,211,558   $   21,697,029
 Net realized loss on investments
  and
  futures transactions                 (10,907,643)      (5,016,771)
 Net change in unrealized
  appreciation (depreciation) on
  investments and futures
  transactions                         (14,517,433)     120,540,556
                                    -------------------------------
 Net increase (decrease) in net
  assets resulting from operations     (15,213,518)     137,220,814
                                    -------------------------------
Dividends to shareholders:
 From net investment income:
   Initial Class                                --      (19,506,112)
   Service Class                                --       (1,958,536)
                                    -------------------------------
 Total dividends to shareholders                --      (21,464,648)
                                    -------------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        17,459,913       77,240,992
   Service Class                        36,583,810       99,175,026
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Initial Class                                --       19,506,112
   Service Class                                --        1,958,536
                                    -------------------------------
                                        54,043,723      197,880,666
 Cost of shares redeemed:
   Initial Class                       (86,319,599)    (120,375,153)
   Service Class                        (3,671,750)      (2,353,717)
                                    -------------------------------
                                       (89,991,349)    (122,728,870)
                                    -------------------------------
    Increase (decrease) in net
     assets derived from capital
     share transactions                (35,947,626)      75,151,796
                                    -------------------------------
    Net increase (decrease) in net
     assets                            (51,161,144)     190,907,962
NET ASSETS:
Beginning of period                  1,469,760,288    1,278,852,326
                                    -------------------------------
End of period                       $1,418,599,144   $1,469,760,288
                                    ===============================
Accumulated undistributed net
  investment income at end of
  period                            $   10,338,273   $      126,715
                                    ===============================

M- 294   MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                  INITIAL CLASS
                                ---------------------------------------------------------------------------------
                                SIX MONTHS
                                  ENDED
                                 JUNE 30,                            YEAR ENDED DECEMBER 31,
                                  2005*             2004            2003        2002        2001          2000
Net asset value at beginning
 of period                      $   24.38        $    22.40      $    17.68   $  23.14   $    26.88    $    30.50
                                ----------       ----------      ----------   --------   ----------    ----------
Net investment income                0.17              0.37(b)(c)       0.27(b)     0.26       0.25          0.27
Net realized and unrealized
 gain (loss) on investments         (0.41)             1.98            4.72      (5.40)       (3.49)        (3.10)
                                ----------       ----------      ----------   --------   ----------    ----------
Total from investment
 operations                         (0.24)             2.35            4.99      (5.14)       (3.24)        (2.83)
                                ----------       ----------      ----------   --------   ----------    ----------
Less dividends and
 distributions:
 From net investment income            --             (0.37)          (0.27)     (0.26)       (0.25)        (0.27)
 From net realized gain on
   investments                         --                --              --      (0.06)       (0.25)        (0.52)
 Return of capital                     --                --           (0.00)(d)       --         --            --
                                ----------       ----------      ----------   --------   ----------    ----------
Total dividends and
 distributions                         --             (0.37)          (0.27)     (0.32)       (0.50)        (0.79)
                                ----------       ----------      ----------   --------   ----------    ----------
Net asset value at end of
 period                         $   24.14        $    24.38      $    22.40   $  17.68   $    23.14    $    26.88
                                ==========       ==========      ==========   ========   ==========    ==========
Total investment return             (0.99%)(e)        10.49%          28.19%    (22.21%)     (12.11%)       (9.32%)
Ratios (to average net
 assets)/Supplement Data:
   Net investment income             1.47%+            1.64%(c)        1.40%      1.25%        1.01%         0.94%
   Expenses                          0.38%+            0.39%           0.39%      0.38%        0.37%         0.37%
Portfolio turnover rate                 2%                3%              3%         5%           4%            6%
Net assets at end of period
 (in 000's)                     $1,239,450       $1,322,061      $1,239,412   $977,306   $1,326,940    $1,527,577

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 per
     share and 0.32%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Less than one cent per share.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.
*    Unaudited.

M- 296   MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                          SERVICE CLASS
    ----------------------------------------------------------
                                                    JUNE 5,
    SIX MONTHS                                      2003(a)
      ENDED                YEAR ENDED               THROUGH
     JUNE 30,             DECEMBER 31,            DECEMBER 31,
      2005*                   2004                    2003
     $  24.34               $  22.38                $ 19.95
     --------               --------                -------
         0.16                   0.34(b)(c)             0.12(b)
        (0.43)                  1.95                   2.56
     --------               --------                -------
        (0.27)                  2.29                   2.68
     --------               --------                -------
           --                  (0.33)                 (0.25)
           --                     --                     --
           --                     --                  (0.00)(c)
     --------               --------                -------
           --                  (0.33)                 (0.25)
     --------               --------                -------
     $  24.07               $  24.34                $ 22.38
     ========               ========                =======
        (1.11%)(e)             10.22%                 13.50%(e)
         1.22%+                 1.39%(c)               1.15%+(f)
         0.63%+                 0.64%                  0.64%+
            2%                     3%                     3%
     $179,149               $147,699                $39,440

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

PORTFOLIO OF INVESTMENTS JUNE 30, 2005 UNAUDITED


                                                         SHARES          VALUE
COMMON STOCKS (98.0%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.1%)
Alliant Techsystems, Inc. (a)                            21,900   $  1,546,140
DRS Technologies, Inc.                                   37,200      1,907,616
Innovative Solutions & Support, Inc. (a)                 48,200      1,618,074
                                                                  ------------
                                                                     5,071,830
                                                                  ------------
AUTOMOBILES (0.3%)
Winnebago Industries, Inc.                               12,200        399,550
                                                                  ------------
BIOTECHNOLOGY (0.5%)
CV Therapeutics, Inc.                                    36,600        820,572
                                                                  ------------
BUILDING PRODUCTS (1.4%)
Builders FirstSource, Inc. (a)                           49,100        795,420
Simpson Manufacturing Co., Inc.                          22,800        696,540
Trex Co., Inc. (a)                                       31,000        796,700
                                                                  ------------
                                                                     2,288,660
                                                                  ------------
CAPITAL MARKETS (2.8%)
Affiliated Managers Group, Inc. (a)                      35,600      2,432,548
Jefferies Group, Inc.                                    55,700      2,110,473
                                                                  ------------
                                                                     4,543,021
                                                                  ------------
COMMERCIAL BANKS (4.5%)
Hanmi Financial Corp.                                    92,800      1,549,760
UCBH Holdings, Inc.                                      98,900      1,606,136
Westcorp                                                 39,100      2,049,622
Wintrust Financial Corp.                                 40,100      2,099,235
                                                                  ------------
                                                                     7,304,753
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (1.2%)
CRA International, Inc. (a)                              35,800      1,927,830
                                                                  ------------
COMMUNICATIONS EQUIPMENT (1.7%)
Avocent Corp. (a)                                        40,500      1,058,670
Ixia (a)                                                 87,000      1,691,280
                                                                  ------------
                                                                     2,749,950
                                                                  ------------
ELECTRICAL EQUIPMENT (2.1%)
Baldor Electric Co.                                      59,300      1,442,176
Genlyte Group, Inc. (The) (a)                            39,000      1,900,860
                                                                  ------------
                                                                     3,343,036
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (4.3%)
FARO Technologies, Inc. (a)                              48,200      1,313,932
FLIR Systems, Inc. (a)                                   46,300      1,381,592
Global Imaging Systems, Inc. (a)                         37,200      1,185,192
ScanSource, Inc. (a)                                     28,300      1,215,202
Trimble Navigation Ltd. (a)                              50,600      1,971,882
                                                                  ------------
                                                                     7,067,800
                                                                  ------------


                                                         SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (6.5%)
Atwood Oceanics, Inc. (a)                                27,800   $  1,711,368
VCal Dive International, Inc. (a)                        49,600      2,597,552
Grant Prideco, Inc. (a)                                  68,500      1,811,825
Grey Wolf, Inc. (a)                                     153,000      1,133,730
Maverick Tube Corp. (a)                                  56,300      1,677,740
TETRA Technologies, Inc. (a)                             53,200      1,694,420
                                                                  ------------
                                                                    10,626,635
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (7.7%)
ArthroCare Corp. (a)                                     38,700      1,352,178
Cooper Cos., Inc. (The)                                  31,700      1,929,262
Dade Behring Holdings, Inc.                              28,600      1,859,286
Immucor, Inc. (a)                                        70,600      2,043,870
Integra LifeSciences Holdings (a)                        36,600      1,068,720
Mine Safety Appliances Co.                               20,400        942,480
Nektar Therapeutics (a)                                  62,100      1,045,764
SurModics, Inc. (a)                                      52,500      2,276,925
                                                                  ------------
                                                                    12,518,485
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (4.4%)
American Healthways, Inc. (a)                            51,000      2,155,770
Molina Healthcare, Inc. (a)                              36,500      1,615,490
VSierra Health Services, Inc. (a)                        47,400      3,387,204
                                                                  ------------
                                                                     7,158,464
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (1.5%)
Penn National Gaming, Inc. (a)                           65,700      2,398,050
                                                                  ------------
HOUSEHOLD DURABLES (14.0%)
Beazer Homes USA, Inc.                                   39,100      2,234,565
VHovnanian Enterprises, Inc. Class A (a)                 43,200      2,816,640
VJarden Corp. (a)                                        48,600      2,620,512
M.D.C. Holdings, Inc.                                    25,919      2,131,838
M/I Homes, Inc.                                          22,500      1,217,250
VMeritage Homes Corp. (a)                                38,900      3,092,550
VRyland Group, Inc. (The)                                45,200      3,429,324
VWCI Communities, Inc. (a)                              101,100      3,238,233
Yankee Candle Co., Inc. (The)                            60,700      1,948,470
                                                                  ------------
                                                                    22,729,382
                                                                  ------------
INTERNET & CATALOG RETAIL (1.5%)
VColdwater Creek, Inc. (a)                              100,925      2,514,042
                                                                  ------------
INTERNET SOFTWARE & SERVICES (1.0%)
Digitas, Inc. (a)                                       139,300      1,589,413
                                                                  ------------

M- 298   MainStay VP Small Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (CONTINUED)
MACHINERY (6.9%)
A.S.V., Inc. (a)                                         34,500   $  1,398,630
Actuant Corp. Class A (a)                                33,900      1,625,166
Ceradyne, Inc. (a)                                       45,850      1,103,609
CLARCOR, Inc.                                            65,200      1,907,100
Terex Corp. (a)                                          53,300      2,100,020
Wabash National Corp.                                    57,800      1,400,494
Wabtec Corp.                                             78,400      1,684,032
                                                                  ------------
                                                                    11,219,051
                                                                  ------------
MARINE (1.1%)
Kirby Corp. (a)                                          37,800      1,704,780
                                                                  ------------
METALS & MINING (5.1%)
Alliance Resource Partners, L.P.                         23,400      1,731,600
Alpha Natural Resources, Inc. (a)                        11,700        279,396
Arch Coal, Inc.                                          37,300      2,031,731
James River Coal Co. (a)                                 50,400      1,746,360
Massey Energy Co.                                        54,800      2,067,056
Steel Technologies, Inc.                                 27,700        468,130
                                                                  ------------
                                                                     8,324,273
                                                                  ------------
OIL & GAS (3.0%)
InterOil Corp. (a)(b)                                    46,600      1,266,588
OMI Corp.                                                81,100      1,541,711
Remington Oil & Gas Corp. (a)                            59,700      2,131,290
                                                                  ------------
                                                                     4,939,589
                                                                  ------------
PERSONAL PRODUCTS (1.3%)
Chattem, Inc. (a)                                        52,600      2,177,640
                                                                  ------------
PHARMACEUTICALS (1.1%)
Bradley Pharmaceuticals, Inc. (a)(b)                     83,900        901,925
PRA International (a)                                    31,700        848,926
                                                                  ------------
                                                                     1,750,851
                                                                  ------------
REAL ESTATE (1.0%)
American Home Mortgage Investment Corp.                  48,400      1,692,064
                                                                  ------------
ROAD & RAIL (2.5%)
Arkansas Best Corp.                                      37,200      1,183,332
Knight Transportation, Inc.                              66,100      1,608,213
Old Dominion Freight Line, Inc. (a)                      49,800      1,336,134
                                                                  ------------
                                                                     4,127,679
                                                                  ------------


                                                         SHARES          VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.8%)
Sigmatel, Inc. (a)                                       73,800   $  1,266,408
Tessera Technologies, Inc. (a)                           52,400      1,750,684
                                                                  ------------
                                                                     3,017,092
                                                                  ------------
SOFTWARE (2.9%)
Epicor Software Corp. (a)                                91,800      1,211,760
FactSet Research Systems, Inc.                           43,750      1,568,000
MICROS Systems, Inc. (a)                                 42,900      1,919,775
                                                                  ------------
                                                                     4,699,535
                                                                  ------------
SPECIALTY RETAIL (8.6%)
A.C. Moore Arts & Crafts, Inc. (a)                       38,400      1,213,824
Children's Place Retail Stores, Inc. (The) (a)           48,600      2,268,162
DSW, Inc. Class A (a)                                    17,600        439,120
Electronics Boutique Holdings Corp. (a)                  34,100      2,165,009
VGuitar Center, Inc. (a)                                 44,200      2,579,954
Hibbett Sporting Goods, Inc. (a)                         43,250      1,636,580
VJos. A. Bank Clothiers, Inc. (a)                        59,300      2,567,690
PETCO Animal Supplies, Inc. (a)                          35,700      1,046,724
                                                                  ------------
                                                                    13,917,063
                                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (0.9%)
Fossil, Inc. (a)                                         63,100      1,432,370
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (0.9%)
Commercial Capital Bancorp, Inc.                         83,366      1,393,046
                                                                  ------------
TRADING COMPANIES & DISTRIBUTORS (2.4%)
Hughes Supply, Inc.                                      60,800      1,708,480
MSC Industrial Direct Co., Inc. Class A                  67,400      2,274,750
                                                                  ------------
                                                                     3,983,230
                                                                  ------------
Total Common Stocks
  (Cost $132,511,297)                                              159,429,736
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT          VALUE

SHORT-TERM INVESTMENTS (3.3%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (1.9%)
UBS Finance Delaware LLC
  3.35%, due 7/1/05                                 $ 3,125,000      3,125,000
                                                                  ------------
Total Commercial Paper
  (Cost $3,125,000)                                                  3,125,000
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 299


                                                      SHARES             VALUE
INVESTMENT COMPANY (1.4%)
AIM Institutional Funds Group (c)                     2,240,642   $  2,240,642
                                                                  ------------
Total Investment Company
  (Cost $2,240,642)                                                  2,240,642
                                                                  ------------
Total Short Term Investments
  (Cost $5,365,642)                                                  5,365,642
                                                                  ------------
Total Investments
  (Cost $137,876,939) (d)                                 101.3%   164,795,378(e)
Liabilities in Excess of
  Cash and Other Assets                                    (1.3)    (2,050,170)
                                                    -----------   ------------
Net Assets                                                100.0%  $162,745,208
                                                    ===========   ============

(a)  Non-income producing security.
(b) Represents a security, or a portion thereof, of which is out on loan.
(c) Represents a security, or portion thereof, purchased with cash collateral received for securities on loan.
(d) The cost for federal income tax purposes is $135,931,465.
(e)  At June 30, 2005 net unrealized appreciation was
     $26,623,271 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $32,653,312 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $6,030,041.

M- 300   MainStay VP Small Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $137,876,939) including
  $2,099,530 market value of securities loaned  $164,795,378
Deposit with broker for securities loaned                501
Cash                                                   2,579
Receivables:
  Investment securities sold                       1,200,194
  Fund shares sold                                   324,477
  Dividends and interest                              30,198
Other assets                                           4,582
                                                ------------
    Total assets                                 166,357,909
                                                ------------
LIABILITIES:
Securities lending collateral                      2,241,143
Payables:
  Investment securities purchased                  1,124,960
  Manager                                            109,644
  Shareholder communication                           60,732
  Fund shares redeemed                                27,297
  NYLIFE Distributors                                 13,686
  Custodian                                            3,586
Accrued expenses                                      31,653
                                                ------------
    Total liabilities                              3,612,701
                                                ------------
Net assets                                      $162,745,208
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $     86,177
  Service Class                                       62,665
Additional paid-in capital                       134,038,630
Accumulated net investment loss                     (242,251)
Accumulated net realized gain on investments       1,881,548
Net unrealized appreciation on investments        26,918,439
                                                ------------
Net assets                                      $162,745,208
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $ 94,429,061
                                                ============
Shares of capital stock outstanding                8,617,732
                                                ============
Net asset value per share outstanding           $      10.96
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 68,316,147
                                                ============
Shares of capital stock outstanding                6,266,466
                                                ============
Net asset value per share outstanding           $      10.90
                                                ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 301

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                       $  451,104
  Income from securities loaned -- net                77,416
  Interest                                            52,886
                                                  ----------
    Total income                                     581,406
                                                  ----------
EXPENSES:
  Manager                                            709,183
  Distribution and service -- Service Class           75,046
  Shareholder communication                           37,174
  Professional                                        25,069
  Custodian                                           12,632
  Directors                                            5,399
  Portfolio pricing                                    1,913
  Miscellaneous                                       15,938
                                                  ----------
    Total expenses before reimbursement              882,354
  Expense reimbursement from Manager                 (58,697)
                                                  ----------
    Net expenses                                     823,657
                                                  ----------
Net investment loss                                 (242,251)
                                                  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investment                     (225,194)
Net change in unrealized appreciation on
  investments                                      1,148,182
                                                  ----------
Net realized and unrealized gain on investments      922,988
                                                  ----------
Net increase in net assets resulting from
  operations                                      $  680,737
                                                  ==========

M- 302   MainStay VP Small Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2004

                                             2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                 $   (242,251)  $   (883,108)
 Net realized gain (loss) on
  investments                            (225,194)     9,702,368
 Net change in unrealized
  appreciation on investments           1,148,182      4,777,088
                                     ---------------------------
 Net increase in net assets
  resulting from operations               680,737     13,596,348
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        6,402,738     18,619,208
   Service Class                       13,768,564     38,995,959
                                     ---------------------------
                                       20,171,302     57,615,167

 Cost of shares redeemed:
   Initial Class                      (17,665,975)   (11,835,509)
   Service Class                       (2,127,543)    (2,172,539)
                                     ---------------------------
                                      (19,793,518)   (14,008,048)
                                     ---------------------------
    Increase in net assets derived
     from capital share
     transactions                         377,784     43,607,119
                                     ---------------------------
    Net increase in net assets          1,058,521     57,203,467

NET ASSETS:
Beginning of period                   161,686,687    104,483,220
                                     ---------------------------
End of period                        $162,745,208   $161,686,687
                                     ===========================
Accumulated net investment loss at
 end of period                       $   (242,251)  $         --
                                     ===========================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 303

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                      INITIAL CLASS
                                ----------------------------------------------------------
                                                                                JULY 2,
                                SIX MONTHS                                      2001(a)
                                  ENDED                                         THROUGH
                                 JUNE 30,       YEAR ENDED DECEMBER 31,       DECEMBER 31,
                                  2005*        2004       2003       2002         2001
Net asset value at beginning
  of period                      $ 10.89     $   9.96   $  7.03    $  9.55      $ 10.00
                                 -------     --------   -------    -------      -------
Net investment loss (b)            (0.01)       (0.06)    (0.06)     (0.05)       (0.02)
Net realized and unrealized
  gain (loss) on investments        0.08         0.99      2.99      (2.47)       (0.43)
                                 -------     --------   -------    -------      -------
Total from investment
  operations                        0.07         0.93      2.93      (2.52)       (0.45)
                                 -------     --------   -------    -------      -------
Net asset value at end of
  period                         $ 10.96     $  10.89   $  9.96    $  7.03      $  9.55
                                 =======     ========   =======    =======      =======
Total investment return             0.60%(c)     9.40%    41.69%    (26.41%)      (4.52%)(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss            (0.21%)+     (0.61%)   (0.73%)    (0.68%)      (0.50%)
    Net expenses                    0.95%+       0.95%     0.95%      0.95%        0.95%
    Expenses (before
      reimbursement)                1.02%+       1.14%     1.21%      1.29%        1.96%
Portfolio turnover rate               18%         108%       65%       126%          55%
Net assets at end of period
  (in 000's)                     $94,429     $105,650   $90,085    $34,368      $20,435

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.
*    Unaudited.

M- 304   MainStay VP Small Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                      SERVICE CLASS
----------------------------------------------------------
                                                JUNE 5,
     SIX MONTHS                                 2003(a)
       ENDED              YEAR ENDED            THROUGH
      JUNE 30,           DECEMBER 31,         DECEMBER 31,
       2005*                 2004                 2003
      $ 10.85                $  9.94             $  8.06
      -------                -------             -------
        (0.02)                 (0.08)              (0.04)
         0.07                   0.99                1.92
      -------                -------             -------
         0.05                   0.91                1.88
      -------                -------             -------
      $ 10.90                $ 10.85             $  9.94
      =======                =======             =======
         0.48%(c)               9.13%              23.37%(c)
        (0.46%)+               (0.86%)             (0.98%)+(d)
         1.20%+                 1.20%               1.20%+
         1.27%+                 1.39%               1.46%
           18%                   108%                 65%
      $68,316                $56,037             $14,398

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 305

PORTFOLIO OF INVESTMENTS JUNE 30, 2005 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE

LONG-TERM BONDS (29.7%)+
ASSET-BACKED SECURITIES (1.1%)
------------------------------------------------------------------------------
CONSUMER FINANCE (0.6%)
BMW Vehicle Owner Trust
  Series 2003-A Class A3
  1.94%, due 2/25/07                                $   238,016   $    237,184
Harley-Davidson Motorcycle Trust
  Series 2004-1 Class A2
  2.53%, due 11/15/11                                 1,650,000      1,607,242
Volkswagen Auto Loan Enhanced Trust
  Series 2003-2 Class A3
  2.27%, due 10/22/07                                 1,369,078      1,358,538
                                                                  ------------
                                                                     3,202,964
                                                                  ------------
CONSUMER LOANS (0.2%)
Atlantic City Electric Transition Funding LLC
  Series 2002-1 Class A4
  5.55%, due 10/20/23                                   850,000        930,516
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (0.1%)
Capital One Master Trust
  Series 2001-5 Class A
  5.30%, due 6/15/09                                    480,000        486,990
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.2%)
Public Service of New Hampshire Funding LLC
  Series 2002-1 Class A
  4.58%, due 2/1/08                                   1,058,213      1,065,754
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (0.0%) (b)
Vanderbilt Mortgage Finance
  Series 1999-B Class 1A4
  6.545%, due 4/7/18                                    131,569        133,035
                                                                  ------------
Total Asset-Backed Securities
  (Cost $5,802,581)                                                  5,819,259
                                                                  ------------

CORPORATE BONDS (5.8%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.1%)
Sequa Corp.
  Series B
  8.875%, due 4/1/08                                     45,000         48,600
  9.00%, due 8/1/09                                      15,000         16,538


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
AEROSPACE & DEFENSE (CONTINUED)
United Technologies Corp.
  5.40%, due 5/1/35                                 $   445,000   $    467,537
                                                                  ------------
                                                                       532,675
                                                                  ------------
AIRLINES (0.1%)
Delta Air Lines, Inc.
  8.30%, due 12/15/29                                   105,000         27,825
Southwest Airlines Co.
  5.25%, due 10/1/14                                    635,000        638,640
                                                                  ------------
                                                                       666,465
                                                                  ------------
AUTO COMPONENTS (0.0%) (b)
Collins & Aikman Products (Default 2/15/05)
  12.875%, due 8/15/12 (c)(l)                            50,000          1,750
Goodyear Tire & Rubber Co. (The)
  12.25%, due 3/1/11 (c)                                 55,000         61,463
                                                                  ------------
                                                                        63,213
                                                                  ------------
AUTOMOBILES (0.0%) (b)
DaimlerChrysler North America Holdings, Inc.
  6.50%, due 11/15/13                                   125,000        135,276
General Motors Corp.
  8.375%, due 7/15/33                                    20,000         16,700
                                                                  ------------
                                                                       151,976
                                                                  ------------
CAPITAL MARKETS (0.2%)
Bear Stearns Cos., Inc. (The)
  4.00%, due 1/31/08                                    580,000        577,439
Goldman Sachs Group, Inc. (The)
  6.345%, due 2/15/34                                   150,000        162,526
Morgan Stanley
  3.625%, due 4/1/08                                    435,000        428,256
                                                                  ------------
                                                                     1,168,221
                                                                  ------------
CHEMICALS (0.1%)
Equistar Chemicals, L.P.
  7.55%, due 2/15/26                                     55,000         51,012
Lyondell Chemical Co.
  9.50%, due 12/15/08                                   175,000        186,156
  10.50%, due 6/1/13                                     50,000         57,188
Millennium America, Inc.
  7.625%, due 11/15/26                                   75,000         69,938
Terra Capital, Inc.
  12.875%, due 10/15/08                                  60,000         70,800
Witco Corp.
  7.75%, due 4/1/23                                      45,000         45,450
                                                                  ------------
                                                                       480,544
                                                                  ------------
COMMERCIAL BANKS (0.1%)
BankBoston NA
  7.00%, due 9/15/07                                    610,000        646,967
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

M- 306   MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (0.0%) (b)
Geo Sub Corp.
  11.00%, due 5/15/12                               $    50,000   $     50,250
                                                                  ------------
CONSUMER FINANCE (0.3%)
General Motors Acceptance Corp.
  5.625%, due 5/15/09                                    30,000         28,095
  6.75%, due 12/1/14                                     45,000         40,260
  8.00%, due 11/1/31                                     75,000         66,926
HSBC Finance Corp
  4.75%, due 4/15/10                                    520,000        527,381
  5.00%, due 6/30/15                                    905,000        912,065
                                                                  ------------
                                                                     1,574,727
                                                                  ------------
CONTAINERS & PACKAGING (0.0%) (b)
Owens-Brockway Glass Container, Inc.
  7.75%, due 5/15/11                                     45,000         47,812
  8.875%, due 2/15/09                                    45,000         47,813
Owens-Illinois, Inc.
  8.10%, due 5/15/07                                     45,000         46,800
                                                                  ------------
                                                                       142,425
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (0.6%)
Citigroup, Inc.
  5.00%, due 9/15/14                                    700,000        716,062
FGIC Corp.
  6.00%, due 1/15/34 (c)                              1,105,000      1,219,686
J Paul Getty Trust Series 2003
  5.875%, due 10/1/33                                   435,000        490,596
Rainbow National Services LLC
  8.75%, due 9/1/12 (c)                                  50,000         54,625
Residential Capital Corp.
  6.375%, due 6/30/10 (c)                               505,000        507,430
Canwest Media, Inc.
  8.00%, due 9/15/12                                     45,000         47,363
                                                                  ------------
                                                                     3,035,762
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
MCI, Inc.
  6.908%, due 5/1/07                                    282,000        285,878
Qwest Communications International, Inc.
  7.25%, due 2/15/11                                     45,000         43,537
Qwest Services Corp.
  13.5%, due 12/15/10                                    40,000         46,200
Qwest Corp.
  7.125%, due 11/15/43                                   15,000         12,675
  7.25%, due 9/15/25                                     30,000         28,050
  9.125%, due 3/15/12                                    20,000         21,750
SBC Communications, Inc.
  4.125%, due 9/15/09                                   410,000        406,602
                                                                  ------------
                                                                       844,692
                                                                  ------------
ELECTRIC UTILITIES (0.2%)
Kiowa Power Partners LLC
  5.737%, due 3/30/21 (c)                               640,000        653,478
Tenaska Virginia Partners LP
  6.119%, due 3/30/24 (c)                               371,739        396,779
                                                                  ------------
                                                                     1,050,257
                                                                  ------------
ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric Co.
  6.00%, due 8/15/32                                    520,000        594,163
LG Electronics, Inc.
  5.00%, due 6/17/10 (c)                                305,000        305,759
                                                                  ------------
                                                                       899,922
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
ENERGY EQUIPMENT & SERVICES (0.0%) (b)
Pride International, Inc.
  7.375%, due 7/15/14                               $    35,000   $     38,413
                                                                  ------------
FOOD & STAPLES RETAILING (0.3%)
CVS Corp.
  5.298%, due 1/11/27 (c)                               427,569        444,736
  5.789%, due 1/10/26 (c)                               410,516        435,717
Duane Reade, Inc.
  7.91%, due 12/15/10 (c)(f)                             25,000         24,375
Safeway, Inc.
  4.125%, due 11/1/08                                   330,000        325,250
Wal-Mart Stores, Inc.
  4.50%, due 7/1/15                                     390,000        387,496
                                                                  ------------
                                                                     1,617,574
                                                                  ------------
FOOD PRODUCTS (0.2%)
Cargill, Inc.
  4.375%, due 6/1/13 (c)                                460,000        452,625
  5.00%, due 11/15/13 (c)                               580,000        593,893
                                                                  ------------
                                                                     1,046,518
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.0%) (b)
Fisher Scientific International, Inc.
  6.75%, due 8/15/14                                     45,000         47,025
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (0.5%)
HCA, Inc.
  8.36%, due 4/15/24                                     80,000         89,467
  8.75%, due 9/1/10                                     245,000        278,445
Highmark, Inc.
  6.80%, due 8/15/13 (c)                                835,000        925,979

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 307


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Medco Health Solutions, Inc.
  7.25%, due 8/15/13                                $   935,000   $  1,052,527
                                                                  ------------
                                                                     2,346,418
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (0.1%)
Caesars Entertainment, Inc.
  9.375%, due 2/15/07                                    85,000         91,375
ITT Corp.
  7.375%, due 11/15/15                                   40,000         44,500
Mandalay Resort Group
  7.00%, due 11/15/36                                   105,000        109,462
MGM Mirage, Inc.
  8.375%, due 2/1/11                                     35,000         38,150
  6.75%, due 9/1/12                                      20,000         20,600
Mirage Resorts, Inc.
  7.25%, due 10/15/06                                     5,000          5,144
Mohegan Tribal Gaming Authorities
  6.375%, due 7/15/09                                    70,000         71,400
                                                                  ------------
                                                                       380,631
                                                                  ------------
HOUSEHOLD DURABLES (0.1%)
Beazer Homes USA, Inc.
  6.875%, due 7/15/15 (c)                               305,000        301,950
D.R. Horton, Inc.
  5.625%, due 1/15/16                                   140,000        138,586
                                                                  ------------
                                                                       440,536
                                                                  ------------
INSURANCE (0.2%)
Crum & Forster
  10.375%, due 6/15/13                                   45,000         48,825
Fund American Cos., Inc.
  5.875%, due 5/15/13                                   675,000        703,050
Phoenix Life Insurance
  7.15%, due 12/15/34 (c)                               265,000        277,764
                                                                  ------------
                                                                     1,029,639
                                                                  ------------
IT SERVICES (0.0%)
SunGard Data Systems, Inc
  3.75%, due 1/15/09                                     35,000         31,885
                                                                  ------------
MEDIA (0.6%)
Clear Channel Communications, Inc.
  5.50%, due 9/15/14                                    675,000        640,209
Houghton Mifflin Co.
  7.20%, due 3/15/11                                     70,000         71,488
Medianews Group, Inc.
  6.375%, due 4/1/14                                     65,000         62,319
Morris Publishing Group LLC
  7.00%, due 8/1/13                                      50,000         48,750
PanAmSat Corp.
  9.00%, due 8/15/14                                     32,000         34,920
Reed Elsevier Capital, Inc.
  4.625%, due 6/15/12                                   365,000        363,316
Time Warner Entertainment Co. LP
  10.15%, due 5/1/12                                  1,400,000      1,809,858
Ziff Davis Media, Inc.
  9.15%, due 5/1/12 (c)(f)                               45,000         43,425
                                                                  ------------
                                                                     3,074,285
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
METALS & MINING (0.0%) (b)
United States Steel LLC
  10.75%, due 8/1/08                                $    55,000   $     61,050
                                                                  ------------
MULTILINE RETAIL (0.3%)
Kohl's Corp.
  6.00%, due 1/15/33                                  1,100,000      1,190,680
Target Corp.
  8.60%, due 1/15/12                                    370,000        456,664
                                                                  ------------
                                                                     1,647,344
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.3%)
AES Corp. (The)
  9.00%, due 5/15/15 (c)                                 85,000         95,413
AES Eastern Energy LP Series 1999-A
  9.00%, due 1/2/17                                      85,052         98,660
Calpine Corp.
  8.50%, due 7/15/10 (c)                                 76,000         58,520
PSE&G Power LLC
  6.875%, due 4/15/06                                 1,260,000      1,286,153
                                                                  ------------
                                                                     1,538,746
                                                                  ------------
OIL & GAS (0.4%)
El Paso Production Holding Co.
  7.75%, due 6/1/13                                      70,000         74,725
EnergyTransfer Partners, LP
  5.95%, due 2/1/15 (c)                                 740,000        746,399
Enterprise Products
  Operating LP
  4.95%, due 6/1/10                                     355,000        356,670
  Series B
  6.65%, due 10/15/34                                   525,000        576,381
Evergreen Resources, Inc.
  5.875%, due 3/15/12                                    35,000         34,774
Forest Oil Corp.
  8.00%, due 12/15/11                                    60,000         66,150
Newfield Exploration Co.
  8.375%, due 8/15/12                                    30,000         32,775
Pacific Energy Partners LP
  7.125%, due 6/15/14                                    45,000         46,856

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

M- 308   MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
OIL & GAS (CONTINUED)
Vintage Petroleum, Inc.
  8.25%, due 5/1/12                                 $    30,000   $     32,550
                                                                  ------------
                                                                     1,967,280
                                                                  ------------
PAPER & FOREST PRODUCTS (0.2%)
Georgia-Pacific Corp.
  8.875%, due 2/1/10-5/15/31                            410,000        502,250
  9.375%, due 2/1/13                                     80,000         90,500
OMX Timber Finance Investments LLC
  5.42%, due 1/29/20 (c)                                255,000        264,667
Pope & Talbot, Inc.
  8.375%, due 6/1/13                                     45,000         44,550
                                                                  ------------
                                                                       901,967
                                                                  ------------
PERSONAL PRODUCTS (0.1%)
Estee Lauder Cos., Inc.
  5.75%, due 10/15/33                                   370,000        402,254
                                                                  ------------
REAL ESTATE (0.2%)
American Real Estate Partners LP/American Real
  Estate Finance
  8.125%, due 6/1/12                                     90,000         92,700
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                     75,000         83,250
iStar Financial, Inc.
  6.50%, due 12/15/13                                   790,000        829,540
OMEGA Healthcare Investors, Inc.
  7.00%, due 4/1/14                                      70,000         70,525
                                                                  ------------
                                                                     1,076,015
                                                                  ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.0%) (b)
MagnaChip Semiconductor SA/ MagnaChip
  Semiconductor Finance Co.
  6.66%, due 12/15/11 (c)(f)                            100,000         99,000
  8.00%, due 12/15/14 (c)                                85,000         81,600
                                                                  ------------
                                                                       180,600
                                                                  ------------
SOFTWARE (0.1%)
Computer Associates International, Inc.
  4.75%, due 12/1/09 (c)                                300,000        299,045
                                                                  ------------
SPECIALTY RETAIL (0.0%) (b)
Toys "R" Us, Inc.
  7.625%, due 8/1/11                                     65,000         59,638
                                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
AT&T Wireless Services, Inc.
  8.75%, due 3/1/31                                     385,000        539,631
Dobson Cellular Systems
  7.96%, due 11/1/11 (f)                                 35,000         36,400
Triton PCS, Inc.
  8.50%, due 6/1/13                                      40,000         36,900
                                                                  ------------
                                                                       612,931
                                                                  ------------
Total Corporate Bonds
  (Cost $29,133,911)                                                30,107,890
                                                                  ------------

FOREIGN BONDS (2.0%)
------------------------------------------------------------------------------
BEVERAGES (0.4%)
Bavaria S.A.
  8.875%, due 11/1/10 (c)                               240,000        264,360
Coca-Cola HBC Finance BV
  5.125%, due 9/17/13                                   245,000        255,384
CIA Brasileira de Bebidas
  10.50%, due 12/15/11                                1,355,000      1,673,425
                                                                  ------------
                                                                     2,193,169
                                                                  ------------
BUILDING PRODUCTS (0.0%) (b)
Votorantim Overseas III
  7.875%, due 1/23/14 (c)                               100,000        102,750
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CHEMICALS (0.0%) (b)
Invista S.S.R.L.
  9.25%, due 5/1/12 (c)                             $    75,000   $     81,938
                                                                  ------------

CONTAINERS & PACKAGING (0.0%) (b)
Crown Euro Holdings S.A.
  10.875%, due 3/1/13                                    25,000         29,375
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (0.1%)
Tengizchevroil LLP
  6.124%, due 11/15/14 (c)                              230,000        235,175
                                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Telefonos de Mexico, S.A. de C.V.
  4.50%, due 11/19/08                                   420,000        416,850
  5.50%, due 1/27/15 (c)                                255,000        253,122
                                                                  ------------
                                                                       669,972
                                                                  ------------
ELECTRIC UTILITIES (0.1%)
Singapore Powerassets Ltd.
  5.00%, due 10/22/13 (c)                               360,000        372,978
Tenga Nasional Berhad
  5.25%, due 5/5/15 (c)                                 210,000        214,448
                                                                  ------------
                                                                       587,426
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 309


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN BONDS (CONTINUED)
------------------------------------------------------------------------------
FOREIGN GOVERNMENTS (0.5%)
Province of Quebec
  5.00%, due 7/17/09                                $   920,000   $    952,121
Russian Federation
  5.00%, due 3/31/30                                    735,000        820,554
United Mexican States
  8.125%, due 12/30/19                                  700,000        859,250
                                                                  ------------
                                                                     2,631,925
                                                                  ------------
GOVERNMENT AGENCIES (0.1%)
Aries Vermogensverwaltungs GmbH
  9.60%, due 10/25/14 (c)                               250,000        324,062
                                                                  ------------

HOTELS, RESTAURANTS & LEISURE (0.1%)
Royal Caribbean Cruises Ltd.
  6.875%, due 12/1/13                                   440,000        468,600
                                                                  ------------

INDUSTRIAL CONGLOMERATES (0.0%) (b)
Stena AB
  9.625%, due 12/1/12                                    45,000         49,050
                                                                  ------------

METALS & MINING (0.2%)
Alcan, Inc.
  5.00%, due 6/1/15                                     475,000        477,188
Corporacion Nacional del Cobre-Codelco, Inc.
  5.50%, due 10/15/13                                   475,000        495,999
Citigroup (JSC Severstal) series REGS
  9.25%, due 4/19/14                                    244,000        251,686
                                                                  ------------
                                                                     1,224,873
                                                                  ------------
OIL & GAS (0.1%)
Gazprom International S.A.
  7.201%, due 2/1/20 (c)                                400,000        431,000
                                                                  ------------

PAPER & FOREST PRODUCTS (0.0%) (b)
Norske Skog Canada Ltd.
  8.625%, due 6/15/11                                    20,000         20,625
                                                                  ------------

ROAD & RAIL (0.1%) (b)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  12.50%, due 6/15/12                                   115,000        134,550
                                                                  ------------

TRANSPORTATION INFRASTRUCTURE (0.2%)
PSA Corp. Ltd.
  7.125%, due 8/1/05 (c)                                900,000        901,996
                                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
Millicom International Cellular S.A.
  10.00%, due 12/1/13                                    60,000         59,700
                                                                  ------------
Total Foreign Bonds (Cost $9,336,103)                               10,146,186
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.9%)
------------------------------------------------------------------------------
COMMERCIAL BANKS (0.1%)
Wachovia Bank National Association
  Series 2004-C14 Class A1
  3.477%, due 8/15/41                               $   346,675   $    342,221
                                                                  ------------

COMMERCIAL MORTGAGE LOANS (0.2%)
Citigroup Commercial Mortgage Trust
  Series 2004-C2 Class A5
  4.73%, due 10/15/41                                   760,000        769,402
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (0.1%)
Morgan Stanley Capital I
  Series 2003-IQ5 Class A1
  3.02%, due 4/15/38                                    693,809        679,484
                                                                  ------------

THRIFTS & MORTGAGE FINANCE (0.5%)
Banc of America Commercial Mortgage, Inc.
  Series 2001-PB1 Class A1
  4.907%, due 1/11/10                                   477,072        480,967
LB-UBS Commercial Mortgage Trust
  Series 2004-C2 Class A2
  3.246%, due 3/15/29                                   720,000        696,614
  Series 2004-C7 Class A1
  3.625%, due 10/15/29                                  976,331        965,417
Merrill Lynch Mortgage Trust
  Series 2004-MKB1 Class A1
  3.563%, due 2/12/42                                   862,836        853,088
                                                                  ------------
                                                                     2,996,086
                                                                  ------------
Total Commercial Mortgage Loans (Collateralized
  Mortgage Obligations) (Cost $4,828,971)                            4,787,193
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

M- 310   MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONVERTIBLE BONDS (0.0%) (b)
------------------------------------------------------------------------------
BIOTECHNOLOGY (0.0%) (b)
Amgen, Inc.
  (zero coupon), due 3/1/32 (a)                     $    65,000   $     47,613
                                                                  ------------

HEALTH CARE PROVIDERS & SERVICES (0.0%) (b)
Laboratory Corp. of America Holdings
  (zero coupon), due 9/11/21 (a)                         30,000         22,500
                                                                  ------------
Total Convertible Bonds (Cost $69,819)                                  70,113
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (19.6%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (1.5%)
  3.00%, due 8/1/10 (e)                                 440,463        422,421
  4.348%, due 3/1/35 (e)                              1,445,926      1,443,482
  5.00%, due 8/1/33 (e)                                 736,522        737,696
  5.00%, due 8/17/19-8/11/35 TBA (d)                  1,820,000      1,828,666
  5.50%, due 8/11/35 TBA (d)                          3,145,000      3,183,331
                                                                  ------------
                                                                     7,615,596
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.3%)
  4.00%, due 9/2/08                                   2,380,000      2,378,451
  4.625%, due 5/1/13                                    870,000        880,400
  4.75%, due 1/2/07                                   3,445,000      3,486,825
  5.125%, due 1/2/14                                    545,000        568,425
  5.25%, due 8/1/12                                   2,805,000      2,956,602
  5.50%, due 5/2/06                                   3,350,000      3,395,952
  6.25%, due 2/1/11                                     435,000        476,658
  6.625%, due 9/15/09                                 2,565,000      2,826,520
                                                                  ------------
                                                                    16,969,833
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (9.8%)
  4.50%, due 4/1/18-11/1/18 (e)                       7,620,154      7,590,987
  4.50%, due 8/18/18 TBA (d)                            850,000        844,953
  5.00%, due 8/12/34 TBA (d)                          3,215,000      3,207,965
  5.50%, due 2/1/17-12/1/33 (e)                       7,723,229      7,879,217

V  5.50%, due 8/16/20 TBA (d)                         8,640,000      8,856,000

V  5.50%, due 8/12/35 TBA (d)                         7,325,000      7,411,984

V  6.00%, due 8/12/35 TBA (d)                        10,925,000     11,187,877
  6.32%, due 8/15/08                                    571,238        600,012
  6.50%, due 6/1/31-10/1/31 (e)                       1,414,282      1,467,015
  7.00%, due 2/1/32-4/1/32 (e)                          876,413        924,435
  7.50%, due 8/1/31 (e)                                 958,948      1,024,675
                                                                  ------------
                                                                    50,995,120
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (0.7%)
  6.00%, due 4/15/29-8/15/32 (e)                    $   935,832   $  1,005,283
  7.50%, due 12/15/23-12/15/28 (e)                    2,463,782      2,545,129
                                                                  ------------
                                                                     3,550,412
                                                                  ------------
U.S. TREASURY BONDS (2.0%)
  5.375%, due 2/15/31                                 3,055,000      3,604,900
  6.00%, due 2/15/26                                  1,735,000      2,137,709
  6.875%, due 8/15/25                                 1,205,000      1,622,043
  7.50%, due 11/15/16                                 1,700,000      2,228,129
  8.75%, due 8/15/20                                    580,000        872,719
                                                                  ------------
                                                                    10,465,500
                                                                  ------------
U.S. TREASURY NOTES (2.3%)
  2.375%, due 8/31/06                                   770,000        759,533
  3.375%, due 2/15/08                                 4,650,000      4,616,213
  4.00%, due 2/15/15                                  1,560,000      1,565,546
  6.00%, due 8/15/19                                  4,760,000      5,171,849
                                                                  ------------
                                                                    12,113,141
                                                                  ------------
Total U.S. Government & Federal Agencies (Cost
  $100,638,386)                                                    101,709,602
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 311


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MUNICIPAL BONDS (0.1%)
------------------------------------------------------------------------------
TEXAS (0.1%)
Harris County Texas Industrial Development Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23                                $   395,000   $    403,820
                                                                  ------------
Total Municipal Bonds (Cost $395,000)                                  403,820
                                                                  ------------
YANKEE BONDS (0.2%) (h)
------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.0%) (b)
Petroleum Geo-Services ASA
  10.00%, due 11/5/10                                    60,000         67,200
                                                                  ------------
INSURANCE (0.2%)
Fairfax Financial Holdings Ltd.
  7.375%, due 4/15/18                                    10,000          8,450
  7.75%, due 4/26/12                                     40,000         38,000
  8.30%, due 4/15/26                                     10,000          8,550
Montpelier Re Holdings Ltd.
  6.125%, due 8/15/13                                   955,000      1,009,543
                                                                  ------------
                                                                     1,064,543
                                                                  ------------
MEDIA (0.0%) (b)
Rogers Cablesystem, Ltd.
  11.00%, due 12/1/15                                    65,000         70,200
                                                                  ------------
Total Yankee Bonds (Cost $1,153,031)                                 1,201,943
                                                                  ------------
LOAN ASSIGNMENT & PARTICIPATION BONDS (0.0%) (b)
------------------------------------------------------------------------------
AUTO COMPONENTS (0.0%) (b)
Goodyear Tire & Rubber Co. (The) Libor+275
  5.89%, due 4/30/10 (f)(k)                             175,000        174,625
                                                                  ------------
Total Loan Assignment &
  Participation Bonds
  (Cost $175,000)                                                      174,625
                                                                  ------------
Total Long-Term Bonds (Cost $151,532,802)                          154,420,631
                                                                  ------------
                                                      NUMBER OF
                                                    CONTRACTS (M)          VALUE

PURCHASED PUT OPTIONS (0.0%) (b)
--------------------------------------------------------------------------------
PHARMACEUTICALS (0.0%) (b)
Pfizer, Inc.
  Strike Price $25.00
  Expire 9/17/05                                         228,700          68,610
                                                                    ------------
Total Purchased Put Options (Cost $61,749)                                68,610
                                                                    ------------

                                                       SHARES              VALUE

COMMON STOCKS (68.6%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.3%)
L-3 Communications Holdings, Inc.                         42,500    $  3,254,650
Northrop Grumman Corp.                                    59,000       3,259,750
Raytheon Co.                                              49,100       1,920,792
United Technologies Corp.                                 70,200       3,604,770
                                                                    ------------
                                                                      12,039,962
                                                                    ------------
AIR FREIGHT & LOGISTICS (0.6%)
FedEx Corp.                                               36,000       2,916,360
                                                                    ------------

AUTOMOBILES (0.5%)
Harley-Davidson, Inc.                                     57,100       2,832,160
                                                                    ------------

BEVERAGES (0.3%)
PepsiCo, Inc.                                             28,100       1,515,433
                                                                    ------------

BIOTECHNOLOGY (1.7%)
Amgen, Inc. (a)                                           53,400       3,228,564
Genentech, Inc. (a)                                       34,500       2,769,660
Gilead Sciences, Inc. (a)                                 60,500       2,661,395
                                                                    ------------
                                                                       8,659,619
                                                                    ------------
BUILDING PRODUCTS (0.6%)
American Standard Cos., Inc.                              76,200       3,194,304
                                                                    ------------

CAPITAL MARKETS (2.3%)
Goldman Sachs Group, Inc. (The)                           30,200       3,081,004
Merrill Lynch & Co., Inc.                                 49,800       2,739,498
Morgan Stanley                                            51,200       2,686,464
State Street Corp.                                        66,700       3,218,275
                                                                    ------------
                                                                      11,725,241
                                                                    ------------
CHEMICALS (1.0%)
Air Products & Chemicals, Inc.                            26,000       1,567,800
Praxair, Inc.                                             74,600       3,476,360
                                                                    ------------
                                                                       5,044,160
                                                                    ------------

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

M- 312   MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.



                                                      SHARES             VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL BANKS (2.6%)

VBank of America Corp.                                  128,800   $  5,874,568
PNC Financial Services Group, Inc. (The)                 35,000      1,906,100
U.S. Bancorp                                            103,100      3,010,520
Wachovia Corp.                                           55,400      2,747,840
                                                                  ------------
                                                                    13,539,028
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (0.5%)
Cendant Corp.                                           113,400      2,536,758
                                                                  ------------

COMMUNICATIONS EQUIPMENT (2.8%)
Corning, Inc. (a)                                       160,500      2,667,510
Lucent Technologies, Inc. (a)                           342,700        997,257
Motorola, Inc.                                          302,100      5,516,346
Nokia ADR (i)                                           244,600      4,070,144
QUALCOMM, Inc.                                           33,100      1,092,631
                                                                  ------------
                                                                    14,343,888
                                                                  ------------
COMPUTERS & PERIPHERALS (2.4%)
Apple Computer, Inc. (a)                                 58,500      2,153,385
Dell, Inc. (a)                                           90,600      3,579,606
EMC Corp. (a)                                            89,400      1,225,674
International Business Machines Corp.                    64,800      4,808,160
Research in Motion Ltd.                                   8,500        626,875
                                                                  ------------
                                                                    12,393,700
                                                                  ------------
CONSUMER FINANCE (1.2%)
American Express Co.                                     62,600      3,332,198
Capital One Financial Corp.                              38,300      3,064,383
                                                                  ------------
                                                                     6,396,581
                                                                  ------------
CONTAINERS & PACKAGING (0.7%)
Owens-Illinois, Inc. (a)                                156,300      3,915,315
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (1.7%)

VCitigroup, Inc.                                        126,733      5,858,866
JPMorgan Chase & Co.                                     81,384      2,874,483
                                                                  ------------
                                                                     8,733,349
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.2%)
ALLTEL Corp.                                             49,100      3,057,948
BellSouth Corp.                                          82,800      2,199,996
SBC Communications, Inc.                                 85,000      2,018,750

VSprint Corp.                                           260,900      6,545,981
Verizon Communications, Inc.                             86,300      2,981,665
                                                                  ------------
                                                                    16,804,340
                                                                  ------------
ELECTRIC UTILITIES (0.5%)
DTE Energy Co.                                           28,900      1,351,653
FirstEnergy Corp.                                        30,200      1,452,922
                                                                  ------------
                                                                     2,804,575
                                                                  ------------



                                                      SHARES             VALUE
ENERGY EQUIPMENT & SERVICES (6.7%)
Baker Hughes, Inc.                                       58,400   $  2,987,744
BJ Services Co.                                          53,200      2,791,936

VENSCO International, Inc.                              163,100      5,830,825
Pride International, Inc. (a)                           220,600      5,669,420

VRowan Cos., Inc. (a)                                   223,600      6,643,156

VTransocean, Inc.                                       144,300      7,787,871
Weatherford International Ltd.                           52,400      3,038,152
                                                                  ------------
                                                                    34,749,104
                                                                  ------------
FOOD & STAPLES RETAILING (1.8%)
CVS Corp.                                               109,000      3,168,630
Kroger Co. (The) (a)                                    158,200      3,010,546
Walgreen Co.                                             65,200      2,998,548
                                                                  ------------
                                                                     9,177,724
                                                                  ------------
FOOD PRODUCTS (1.5%)
Cadbury Schweppes PLC ADR (i)                            72,100      2,763,593
General Mills, Inc.                                      74,200      3,471,818
Kraft Foods, Inc. Class A                                56,200      1,787,722
                                                                  ------------
                                                                     8,023,133
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
Boston Scientific Corp. (a)                              53,300      1,439,100
Fisher Scientific International, Inc. (a)                50,500      3,277,450
                                                                  ------------
                                                                     4,716,550
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (3.9%)
Caremark Rx, Inc. (a)                                    80,000      3,561,600
HCA, Inc.                                                37,200      2,108,124
Quest Diagnostics, Inc.                                  60,000      3,196,200
UnitedHealth Group, Inc.                                109,600      5,714,544
Universal Health Services, Inc. Class B                  14,900        926,482
Wellpoint, Inc. (a)                                      66,000      4,596,240
                                                                  ------------
                                                                    20,103,190
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (0.4%)
Carnival Corp.                                           37,400      2,040,170
                                                                  ------------

HOUSEHOLD DURABLES (2.6%)
Centex Corp.                                             50,900      3,597,103
D.R. Horton, Inc.                                       106,433      4,002,945
Harman International Industries, Inc.                    24,500      1,993,320
Lennar Corp.                                             61,300      3,889,485
                                                                  ------------
                                                                    13,482,853
                                                                  ------------
HOUSEHOLD PRODUCTS (0.7%)
Kimberly-Clark Corp.                                     59,000      3,692,810
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 313



                                                      SHARES             VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (1.2%)
General Electric Co.                                     97,800   $  3,388,770
3M Co.                                                   36,700      2,653,410
                                                                  ------------
                                                                     6,042,180
                                                                  ------------
INSURANCE (2.5%)
AFLAC, Inc.                                              45,700      1,977,896
Allstate Corp. (The)                                     47,700      2,850,075
Hartford Financial Services Group, Inc. (The)            35,200      2,632,256
Prudential Financial, Inc.                               41,900      2,751,154
St. Paul Travelers Cos., Inc. (The)                      75,500      2,984,515
                                                                  ------------
                                                                    13,195,896
                                                                  ------------
INTERNET & CATALOG RETAIL (0.2%)
eBay, Inc. (a)                                           32,500      1,072,825
                                                                  ------------

IT SERVICES (0.6%)
Computer Sciences Corp. (a)                              71,300      3,115,810
                                                                  ------------

LEISURE EQUIPMENT & PRODUCTS (0.6%)
Brunswick Corp.                                          40,300      1,745,796
Mattel, Inc.                                             79,800      1,460,340
                                                                  ------------
                                                                     3,206,136
                                                                  ------------
MACHINERY (1.3%)
Danaher Corp.                                            58,900      3,082,826
Illinois Tool Works, Inc.                                35,000      2,788,800
Navistar International Corp. (a)                         31,271      1,000,672
                                                                  ------------
                                                                     6,872,298
                                                                  ------------
MEDIA (1.3%)
Gannett Co., Inc.                                        12,400        882,012
Omnicom Group, Inc.                                      34,200      2,731,212
Time Warner, Inc. (a)                                   195,400      3,265,134
                                                                  ------------
                                                                     6,878,358
                                                                  ------------
METALS & MINING (1.3%)
Alcoa, Inc.                                             103,500      2,704,455
Inco Ltd.                                                61,300      2,314,075
Peabody Energy Corp.                                     34,600      1,800,584
                                                                  ------------
                                                                     6,819,114
                                                                  ------------
MULTILINE RETAIL (1.3%)
Kohl's Corp. (a)                                         61,300      3,427,283
Target Corp.                                             60,000      3,264,600
                                                                  ------------
                                                                     6,691,883
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.5%)
Energy East Corp.                                        82,100      2,379,258
                                                                  ------------

OIL & GAS (2.1%)
ChevronTexaco Corp.                                      48,200      2,695,344
ConocoPhillips                                           43,000      2,472,070
ExxonMobil Corp.                                         74,400      4,275,768
Kerr-McGee Corp.                                         18,049      1,377,319
                                                                  ------------
                                                                    10,820,501
                                                                  ------------



                                                      SHARES             VALUE
PAPER & FOREST PRODUCTS (0.2%)
Bowater, Inc.                                            35,800   $  1,158,846
                                                                  ------------

PHARMACEUTICALS (3.1%)
Bristol-Myers Squibb Co.                                 84,300      2,105,814
Johnson & Johnson                                        55,100      3,581,500

VPfizer, Inc.                                           239,700      6,610,926
Teva Pharmaceutical Industries Ltd. ADR (i)              79,500      2,475,630
Wyeth                                                    30,800      1,370,600
                                                                  ------------
                                                                    16,144,470
                                                                  ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.3%)
Analog Devices, Inc.                                     39,000      1,455,090
Intel Corp.                                             160,200      4,174,812
Maxim Integrated Products, Inc.                          30,300      1,157,763
Texas Instruments, Inc.                                 185,700      5,212,599
                                                                  ------------
                                                                    12,000,264
                                                                  ------------
SOFTWARE (1.4%)
BMC Software, Inc. (a)                                   82,100      1,473,695
Microsoft Corp.                                          84,200      2,091,528
Oracle Corp. (a)                                        112,620      1,486,584
Symantec Corp. (a)                                      113,000      2,456,620
                                                                  ------------
                                                                     7,508,427
                                                                  ------------
SPECIALTY RETAIL (3.0%)
Bed Bath & Beyond, Inc. (a)                              80,300      3,354,934
Best Buy Co., Inc.                                       48,600      3,331,530
Gap, Inc. (The)                                         174,700      3,450,325
Lowe's Cos., Inc.                                        53,800      3,132,236
TJX Cos., Inc. (The)                                     86,500      2,106,275
                                                                  ------------
                                                                    15,375,300
                                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (1.5%)
Coach, Inc.                                             125,200      4,202,964
NIKE, Inc. Class B                                       38,900      3,368,740
                                                                  ------------
                                                                     7,571,704
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (0.8%)
PMI Group, Inc. (The)                                    59,000      2,299,820
Washington Mutual, Inc.                                  45,000      1,831,050
                                                                  ------------
                                                                     4,130,870
                                                                  ------------
Total Common Stocks (Cost $307,698,746)                            356,364,447
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

M- 314   MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.



                                                      SHARES             VALUE
CONVERTIBLE PREFERRED STOCK (0.4%)
------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (0.0%) (b)
QuadraMed Corp. (c)(j)                                    4,900   $    110,250
                                                                  ------------

PHARMACEUTICALS (0.4%)
Goldman Sachs Group, Inc. (The)
  2.125% Series BSKT                                     20,000      1,982,760
                                                                  ------------
Total Convertible Preferred Stocks (Cost
  $2,122,500)                                                        2,093,010
                                                                  ------------

                                                     PRINCIPAL
                                                      AMOUNT

SHORT-TERM INVESTMENTS (8.1%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (4.8%)
American Express Credit Corp.
  3.10%, due 7/7/05                                 $   775,000        774,599
American General Finance Corp.
  3.11%, due 7/18/05                                  1,000,000        998,526
General Electric Capital Corp.
  3.27%, due 7/13/05                                  2,000,000      1,997,820
Goldman Sachs Group, Inc. (The)
  3.10%, due 7/15/05 (e)                              5,450,000      5,443,419
Merrill Lynch & Co., Inc.
  3.23%, due 7/5/05                                     210,000        209,925
Toyota Motor Credit Corp.
  3.12%, due 7/8/05 (e)                               7,210,000      7,205,622
UBS Finance (Delaware) LLC
  3.35%, due 7/1/05                                   2,605,000      2,605,000
USAA Capital Corp.
  3.23%, due 7/15/05 (e)                              5,500,000      5,493,089
                                                                  ------------
Total Commercial Paper (Cost $24,728,000)                           24,728,000
                                                                  ------------


                                                     PRINCIPAL
                                                      AMOUNT             VALUE
                                                      AMOUNT
U.S. GOVERNMENT & FEDERAL AGENCIES (3.3%)
Federal Home Loan Banks
  2.70%, due 7/5/05                                 $ 2,020,000   $  2,019,394
  3.02%, due 7/7/05                                   2,765,000      2,763,637
  3.12%, due 7/11/05                                  7,035,000      7,028,901
Federal National Mortgage Association
  3.01%, due 7/6/05                                   3,900,000      3,898,367
  3.12%, due 7/13/05                                    500,000        499,480
Freddie Mac Discount Note
  3.08%, due 7/5/05                                   1,000,000        999,658
United States Treasury Bill
  2.791%, due 7/21/05                                   225,000        224,651
                                                                  ------------
Total U.S. Government & Federal Agencies (Cost
  $17,434,088)                                                      17,434,088
                                                                  ------------

                                                      SHARES             VALUE


INVESTMENT COMPANY (0.0%) (b)
AIM Institutional Funds Group (g)                        11,868   $     11,868
                                                                  ------------
Total Investment Company (Cost $11,868)                                 11,868
                                                                  ------------
Total Short-Term Investments (Cost $42,173,956)                     42,173,956
                                                                  ------------
Total Investments (Cost $503,589,753) (n)                 106.9%   555,120,654(o)
Liabilities in Excess of Cash and Other Assets             (6.9)   (35,993,993)
                                                    -----------   ------------
Net Assets                                                100.0%  $519,126,661
                                                    ===========   ============

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 315

                                                     NUMBER OF
                                                     CONTRACTS
                                                        (M)              VALUE


WRITTEN CALL OPTION (0.0%) (b)
------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (0.0%) (b)
Research in Motion Ltd.
  Strike Price $65.00
  Expire 7/16/05                                           (300)  $       (900)
                                                                  ------------
Total Written Call Option (Premium received
  $6,060)                                                         $       (900)
                                                                  ------------


(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be deter-mined upon settlement.
(e) Segregated or partially segregated as collateral for TBA.
(f)  Floating rate. Rate shown is the rate in effect at June
     30, 2005.
(g) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(h)  Yankee Bond -- Dollar Denominated bonds issued in United
     States by foreign banks and corporations.
(i)  ADR -- American Depository Receipt
(j)  Illiquid security.
(k)  Restricted security.
(l)  Security in default.
(m)  One contract relates to 100 shares.
(n) The cost for federal income tax purposes is $506,012,212.
(o)  At June 30, 2005, net unrealized appreciation was
     $49,108,442, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $56,958,149 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $7,849,707.

M- 316   MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $503,589,753)                            $555,120,654
Cash                                               2,023,177
Receivables:
  Dividends and interest                           1,655,772
  Investment securities sold                       1,258,271
  Fund shares sold                                    19,088
Other Assets                                          14,401
                                                ------------
    Total assets                                 560,091,363
                                                ------------
LIABILITIES:
Securities lending collateral                         11,868
Written put option, at value (premium received
  $6,060)                                                900
Payables:
  Investment securities purchased                 40,080,574
  Fund shares redeemed                               353,416
  Adviser                                            137,810
  Administrator                                       86,131
  Custodian                                           10,838
  NYLIFE Distributors                                  8,909
Accrued expenses                                     274,256
                                                ------------
    Total liabilities                             40,964,702
                                                ------------
Net assets                                      $519,126,661
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    280,790
  Service Class                                       25,799
Additional paid-in capital                       472,724,576
Accumulated undistributed net investment
  income                                           4,804,732
Accumulated net realized loss on investments     (10,245,400)
Net unrealized appreciation on investments        51,536,061
Net unrealized appreciation on translation of
  other assets and foreign currency forward
  contracts                                              103
                                                ------------
Net assets                                      $519,126,661
                                                ============
INITIAL CLASS
Net assets applicable to capital stock          $475,557,619
                                                ============
Shares of beneficial interest outstanding         28,078,981
                                                ============
Net asset value per share outstanding           $      16.94
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 43,569,042
                                                ============
Shares of capital stock outstanding                2,579,893
                                                ============
Net asset value per share outstanding           $      16.89
                                                ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 317

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 3,815,320
  Dividends(a)                                     2,594,902
  Income from securities loaned -- net                27,596
                                                 -----------
    Total Income                                   6,437,818
                                                 -----------
EXPENSES:
  Advisory                                           843,941
  Administration                                     527,463
  Shareholder communication                          129,663
  Professional                                        50,885
  Distribution and service -- Service Class           50,090
  Custodian                                           32,988
  Portfolio pricing                                   16,430
  Directors                                           15,434
  Miscellaneous                                       18,954
                                                 -----------
    Total expenses                                 1,685,848
                                                 -----------
Net investment income                              4,751,970
                                                 -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions                            6,539,767
  Foreign currency transactions                        3,742
                                                 -----------
Net realized gain on investments and foreign
  currency transactions                            6,543,509
                                                 -----------
Net change in unrealized appreciation on:
  Security Transactions                           (3,423,393)
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                                   (282)
                                                 -----------
Net unrealized appreciation on investments and
  foreign currency transactions                   (3,423,675)
Net realized and unrealized gain on investments
  and foreign currency transactions                3,119,834
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 7,871,804
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $18,695.

M- 318   MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2004

                                             2005           2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $  4,751,970   $  9,153,183
 Net realized gain on investments
  and foreign currency transactions     6,543,509     19,601,198
 Net increase from payment by
  affiliate for loss on the
  disposal of investment in
  violation of restrictions                    --            765
 Net change in unrealized
  appreciation on investments and
  foreign currency transactions        (3,423,675)     5,128,816
                                     ---------------------------
 Net increase in net assets
  resulting from operations             7,871,804     33,883,962
                                     ---------------------------

Dividends to shareholders:

 From net investment income:
   Initial Class                               --     (8,776,752)
   Service Class                               --       (567,487)
                                     ---------------------------

 Total dividends to shareholders               --     (9,344,239)
                                     ---------------------------

Capital share transactions:

 Net proceeds from sale of shares:
   Initial Class                        2,323,235     10,043,736
   Service Class                        7,283,414     25,979,363

 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Initial Class                               --      8,776,752
   Service Class                               --        567,487
                                     ---------------------------
                                        9,606,649     45,367,338

 Cost of shares redeemed:
   Initial Class                      (57,635,988)   (76,468,605)
   Service Class                       (2,247,737)    (2,203,673)
                                     ---------------------------
                                      (59,883,725)   (78,672,278)
                                     ---------------------------
    Decrease in net assets derived
     from capital share
     transactions                     (50,277,076)   (33,304,940)
                                     ---------------------------
    Net decrease in net assets        (42,405,272)    (8,765,217)

NET ASSETS:
Beginning of period                   561,531,933    570,297,150
                                     ---------------------------
End of period                        $519,126,661   $561,531,933
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $  4,804,732   $     52,762
                                     ===========================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 319

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                            INITIAL CLASS
                                ----------------------------------------------------------------------
                                 SIX MONTHS
                                   ENDED
                                  JUNE 30,                     YEAR ENDED DECEMBER 31,
                                   2005*         2004        2003        2002       2001        2000
Net asset value at beginning
  of period                       $  16.67     $  15.93    $  13.55    $  16.69   $  19.21    $  22.36
                                  --------     --------    --------    --------   --------    --------
Net investment income                 0.16         0.28(c)     0.27(d)     0.37       0.44(b)     0.43
Net realized and unrealized
  gain (loss) on investments          0.11         0.74        2.39       (3.13)     (2.49)(b)    (1.36)
                                  --------     --------    --------    --------   --------    --------
Total from investment
  operations                          0.27         1.02        2.66       (2.76)     (2.05)      (0.93)
                                  --------     --------    --------    --------   --------    --------
Less dividends and
  distributions:
  From net investment income            --        (0.28)      (0.28)      (0.38)     (0.44)      (0.43)
  From net realized gain on
    investments                         --           --          --          --      (0.03)      (1.79)
                                  --------     --------    --------    --------   --------    --------
Total dividends and
  distributions                         --        (0.28)      (0.28)      (0.38)     (0.47)      (2.22)
                                  --------     --------    --------    --------   --------    --------
Net asset value at end of
  period                          $  16.94     $  16.67    $  15.93    $  13.55   $  16.69    $  19.21
                                  ========     ========    ========    ========   ========    ========
Total investment return               1.63%(c)     6.37%      19.68%     (16.57%)   (10.69%)     (4.36%)
Ratios (to average net
  assets)/
  Supplemental Data:
    Net investment income             1,82%+       1.64%(c)     1.87%      2.28%      2.42%(b)     2.05%
    Expenses                          0.63%+       0.62%       0.61%       0.61%      0.59%       0.59%
Portfolio turnover rate (g)             38%         111%         69%        101%       125%        120%
Net assets at end of period
  (in 000's)                      $475,558     $523,683    $558,181    $498,484   $679,154    $805,862

(a)  Commencement of Operations.
(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not yet been restated to reflect this change in presentation.

Decrease net investment income                                $(0.02)
Increase net realized and unrealized gains and losses         $ 0.02
Decrease ratio of net investment income                        (0.12%)

(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.01 per
     share and 0.05%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Per share data based on average shares outstanding during the period.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
(g)  The portfolio turnover not including mortgage dollar rolls or the six months ending June 30, 2005 is 20%.
+    Annualized.
*    Unaudited.

M- 320   MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                    SERVICE CLASS
------------------------------------------------------
                                            JUNE 4,
     SIX MONTHS                             2003(a)
       ENDED            YEAR ENDED          THROUGH
      JUNE 30,         DECEMBER 31,       DECEMBER 31,
       2005*               2004               2003
      $ 16.64              $ 15.92           $ 14.79
      -------              -------           -------
         0.16                 0.24(c)           0.14(d)
         0.09                 0.73              1.26
      -------              -------           -------
         0.25                 0.97              1.40
      -------              -------           -------
           --                (0.25)            (0.27)
           --                   --                --
      -------              -------           -------
         0.25                (0.25)            (0.27)
      -------              -------           -------
      $ 16.89              $ 16.64           $ 15.92
      =======              =======           =======
         1.50%(c)             6.10%             9.47%(e)
         1.57%+               1.39%(c)          1.62%+(f)
         0.88%+               0.87%             0.86%+
           38%                 111%               69%
      $43,569              $37,849           $12,116

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 321

PORTFOLIO OF INVESTMENTS JUNE 30, 2005 UNAUDITED


                                                           SHARES          VALUE

COMMON STOCKS (90.0%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.7%)
Northrop Grumman Corp.                                   191,700    $ 10,591,425
Raytheon Co.                                             151,100       5,911,032
                                                                    ------------
                                                                      16,502,457
                                                                    ------------
BEVERAGES (0.5%)
Molson Coors Brewing Co.
  Class B                                                 47,300       2,932,600
                                                                    ------------
BUILDING PRODUCTS (0.9%)
American Standard Cos., Inc.                             137,200       5,751,424
                                                                    ------------
CAPITAL MARKETS (5.6%)
Goldman Sachs Group, Inc. (The)                           91,100       9,294,022
Merrill Lynch & Co., Inc.                                154,100       8,477,041
Morgan Stanley & Co.                                     119,100       6,249,177
State Street Corp.                                       217,900      10,513,675
                                                                    ------------
                                                                      34,533,915
                                                                    ------------
COMMERCIAL BANKS (8.5%)

VBank of America Corp.                                   412,592      18,818,321
PNC Financial Services Group, Inc. (The)                 111,000       6,045,060
U.S. Bancorp                                             328,300       9,586,360
Wachovia Corp.                                           177,100       8,784,160
Wells Fargo & Co.                                        147,300       9,070,734
                                                                    ------------
                                                                      52,304,635
                                                                    ------------
COMMUNICATIONS EQUIPMENT (4.3%)
Lucent Technologies, Inc. (a)                          1,105,800       3,217,878

VMotorola, Inc.                                          625,900      11,428,934

VNokia Corp. ADR (d)                                     713,200      11,867,648
                                                                    ------------
                                                                      26,514,460
                                                                    ------------
COMPUTERS & PERIPHERALS (2.4%)
Hewlett-Packard Co.                                      213,600       5,021,736
International Business
  Machines Corp.                                         129,600       9,616,320
                                                                    ------------
                                                                      14,638,056
                                                                    ------------
CONTAINERS & PACKAGING (1.5%)
Owens-Illinois, Inc. (a)                                 369,000       9,243,450
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES (5.1%)

VCitigroup, Inc.                                         476,697      22,037,702
JPMorgan Chase & Co.                                     263,540       9,308,233
                                                                    ------------
                                                                      31,345,935
                                                                    ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (8.3%)
ALLTEL Corp.                                             160,800      10,014,624
BellSouth Corp.                                          227,800       6,052,646
SBC Communications, Inc.                                 270,700       6,429,125

VSprint Corp.                                            774,500      19,432,205
Verizon Communications, Inc.                             270,700       9,352,685
                                                                    ------------
                                                                      51,281,285
                                                                    ------------



                                                           SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (7.7%)
ENSCO International, Inc.                                256,700    $  9,177,025
Pride International, Inc. (a)                            425,000      10,922,500
Rowan Cos., Inc. (a)                                     337,400      10,024,154

VTransocean, Inc. (a)                                    320,900      17,318,973
                                                                    ------------
                                                                      47,442,652
                                                                    ------------
FOOD & STAPLES RETAILING (3.2%)
CVS Corp.                                                349,000      10,145,430
Kroger Co. (The) (a)                                     500,100       9,516,903
                                                                    ------------
                                                                      19,662,333
                                                                    ------------
FOOD PRODUCTS (4.0%)
Cadbury Schweppes PLC
  ADR (d)                                                233,200       8,938,556
General Mills, Inc.                                      210,200       9,835,258
Kraft Foods, Inc.
  Class A                                                174,900       5,563,569
                                                                    ------------
                                                                      24,337,383
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES (1.1%)
HCA, Inc.                                                122,200       6,925,074
                                                                    ------------
HOUSEHOLD PRODUCTS (1.9%)

VKimberly-Clark Corp.                                    188,500      11,798,215
                                                                    ------------
INSURANCE (6.7%)
AFLAC,Inc.                                               149,600       6,474,688
Allstate Corp. (The)                                     157,200       9,392,700
Hartford Financial Services Group, Inc. (The)            112,200       8,390,316
Prudential Financial, Inc.                               133,800       8,785,308
St. Paul Travelers
  Cos., Inc. (The)                                       201,410       7,961,737
                                                                    ------------
                                                                      41,004,749
                                                                    ------------
IT SERVICES (1.5%)
Computer Sciences Corp. (a)                              208,800       9,124,560
                                                                    ------------
MACHINERY (0.5%)
Navistar International Corp. (a)                          95,100       3,043,200
                                                                    ------------
MEDIA (2.2%)
Gannett Co., Inc.                                         40,900       2,909,217
Time Warner, Inc. (a)                                    643,400      10,751,214
                                                                    ------------
                                                                      13,660,431
                                                                    ------------

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

M- 322   MainStay VP Value Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.



                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
METALS & MINING (2.6%)
Alcoa, Inc.                                              321,128    $  8,391,075
Inco Ltd.                                                202,800       7,655,700
                                                                    ------------
                                                                      16,046,775
                                                                    ------------
OIL & GAS (5.6%)
ChevronTexaco Corp.                                      155,686       8,705,961
ConocoPhillips                                           136,800       7,864,632

VExxonMobil Corp.                                        233,500      13,419,245
Kerr-McGee Corp.                                          57,798       4,410,566
                                                                    ------------
                                                                      34,400,404
                                                                    ------------
PAPER & FOREST PRODUCTS (0.6%)
Bowater, Inc.                                            110,300       3,570,411
                                                                    ------------
PHARMACEUTICALS (6.2%)
Bristol-Myers Squibb Co.                                 275,900       6,891,982

VPfizer, Inc.                                            780,500      21,526,190
Pharmaceutical Holders Trust                              75,800       5,557,656
Wyeth                                                    100,700       4,481,150
                                                                    ------------
                                                                      38,456,978
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.5%)
Texas Instruments, Inc.                                  341,200       9,577,484
                                                                    ------------
SOFTWARE (0.8%)
BMC Software, Inc. (a)                                   268,400       4,817,780
                                                                    ------------
SPECIALTY RETAIL (1.8%)
Gap, Inc. (The)                                          562,300      11,105,425
                                                                    ------------
THRIFTS & MORTGAGE FINANCE (2.3%)
PMI Group, Inc. (The)                                    189,800       7,398,404
Washington Mutual, Inc.                                  161,500       6,571,435
                                                                    ------------
                                                                      13,969,839
                                                                    ------------
Total Common Stock
  (Cost $487,230,979)                                                553,991,910
                                                                    ------------

CONVERTIBLE PREFERRED STOCK (1.0%)
--------------------------------------------------------------------------------
PHARMACEUTICALS (1.0%)
Goldman Sachs Group, Inc. (The)
  2.125% Series BSKT (e)                                  60,000       5,948,280
                                                                    ------------
Total Convertible Preferred Stock
  (Cost $6,000,000)                                                    5,948,280
                                                                    ------------

                                                           SHARES          VALUE

INVESTMENT COMPANY (1.9%)
--------------------------------------------------------------------------------
CAPITAL MARKETS (1.9%)

ViShares Russell 1000 Value Index Fund (c)               181,100    $ 12,068,504
                                                                    ------------
Total Investment Company
  (Cost $11,359,938)                                                  12,068,504
                                                                    ------------
                                                        NUMBER OF
                                                    CONTRACTS (F)

PURCHASED PUT OPTIONS (0.1%)
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.00%) (b)
Transocean, Inc.
  Strike Price $50.00
  Expire 7/16/05 (a)(g)                                    1,648          49,440
                                                                    ------------
PHARMACEUTICALS (0.1%)
Pfizer, Inc.
  Strike Price $25.00
  Expire 9/17/05 (a)(g)                                    7,728         231,840
                                                                    ------------
SOFTWARE (0.00%) (b)
BMC Software, Inc.
  Strike Price $17.50
  Expire 7/16/05 (a)(g)                                    1,351          40,530
                                                                    ------------
Total Purchased Put Options
  (Cost $374,550)                                                        321,810
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT

SHORT-TERM INVESTMENTS (7.2%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (7.2%)
AIG Funding, Inc.
  3.08% due 7/6/05                                   $10,000,000       9,995,717
American Express Credit Corp.
  3.10% due 7/7/05                                     1,525,000       1,524,212
American General Finance Corp.
  3.11% due 7/18/05                                    5,000,000       4,992,628
Freddie Mac Discount Note
  3.08% due 7/5/05                                     2,000,000       1,999,315
Toyota Motor Credit Corp.
  3.00% due 7/1/05                                     8,635,000       8,635,000
  3.25% due 7/12/05                                    2,000,000       1,998,014
UBS Finance (Delaware) LLC
  3.35% due 7/1/05                                    10,005,000      10,005,000
USAA Capital Corp.
  3.10% due 7/5/05                                     5,000,000       4,998,276
                                                                    ------------
Total Commercial Paper
  (Cost $44,148,162)                                                  44,148,162
                                                                    ------------

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 323


                                                        PRINCIPAL
                                                           AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
INVESTMENT COMPANY (0.0%) (b)
AIM Institutional Funds Group (h)                    $    90,086    $     90,086
                                                                    ------------
Total Investment Company
  (Cost $90,086)                                                          90,086
                                                                    ------------
Total Short-Term Investments
  (Cost $44,238,248)                                                  44,238,248
                                                                    ------------
Total Investments
  (Cost $549,203,715) (i)                                  100.2%    616,568,752(j)
Liabilities in Excess of
  Cash & Other Assets                                       (0.2)     (1,475,497)
                                                     -----------    ------------
Net Assets                                                 100.0%   $615,093,255
                                                     ===========    ============


(a)  Non-income producing security.
(b)  Less than one-tenth of a percent.
(c) Exchange Traded Fund-represents a basket of securities that are traded on an exchange.
(d)  ADR -- American Depositary Receipt.
(e) Synthetic Convertible -- an equity linked security issued by an entity other than the issuer of the underlying equity instrument.
(f)  One contract relates to 100 shares.
(g) Options can be exercised into the underlying common stock.
(h) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(i) The cost for federal income tax purposes is $551,206,673.
(j)  At June 30, 2005 net unrealized appreciation was
     $65,362,079 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $74,000,716 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $8,638,637.

M- 324   MainStay VP Value Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $549,203,715)                            $616,568,752
Cash                                                   4,838
Receivables:
  Investment securities sold                       2,398,234
  Dividends and interest                             645,787
  Fund shares sold                                   178,559
Other assets                                          17,071
                                                ------------
    Total assets                                 619,813,241
                                                ------------
LIABILITIES:
Securities lending collateral                         90,088
Payables:
  Investment securities purchased                  3,760,581
  Fund shares redeemed                               299,247
  Shareholder communication                          213,744
  Adviser                                            183,686
  Administrator                                      102,048
  NYLIFE Distributors                                 13,568
  Custodian                                           10,674
Accrued expenses                                      46,350
                                                ------------
    Total liabilities                              4,719,986
                                                ------------
Net assets                                      $615,093,255
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    328,187
  Service Class                                       39,982
Additional paid-in capital                       553,217,904
Accumulated undistributed net
  investment income                                4,728,921
Accumulated net realized loss on investments     (10,586,776)
Net unrealized appreciation on investments        67,365,037
                                                ------------
Net assets                                      $615,093,255
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $548,473,274
                                                ============
Shares of capital stock outstanding               32,818,716
                                                ============
Net asset value per share outstanding           $      16.71
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 66,619,981
                                                ============
Shares of capital stock outstanding                3,998,213
                                                ============
Net asset value per share outstanding           $      16.66
                                                ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 325

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $  6,050,962
  Interest                                           582,239
  Income from securities loaned -- net                72,717
                                                ------------
    Total Income                                   6,705,918
                                                ------------
EXPENSES:
  Advisory                                         1,097,841
  Administration                                     609,911
  Shareholder communication                          131,153
  Distribution and service -- Service Class           75,507
  Professional                                        46,603
  Custodian                                           30,890
  Directors                                           17,334
  Portfolio pricing                                    2,200
  Miscellaneous                                       18,060
                                                ------------
    Total expenses                                 2,029,499
                                                ------------
Net investment income                              4,676,419
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND WRITTEN OPTION TRANSACTIONS:
Net realized gain from:
  Security transactions                           14,890,167
  Written option transactions                         51,769
                                                ------------
Net realized gain on investments                  14,941,936
                                                ------------
Net change in unrealized appreciation on:
  Security transactions                          (10,603,077)
  Written option transactions                        (45,569)
                                                ------------
Net change in unrealized appreciation on
  investments and written option transactions    (10,648,646)
                                                ------------
Net realized and unrealized gain on
  investments and written option transactions      4,293,290
                                                ------------
Net increase in net assets resulting from
  operations                                    $  8,969,709
                                                ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $47,528.

M- 326   MainStay VP Value Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2004

                                             2005           2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income               $  4,676,419   $  6,753,085
 Net realized gain on investments
  and written option transactions      14,941,936     31,361,496
 Net change in unrealized
  appreciation on investments and
  written option transactions         (10,648,646)    23,305,093
                                     ---------------------------
 Net increase in net assets
  resulting from operations             8,969,709     61,419,674
                                     ---------------------------
Dividends to shareholders:
 From net investment income:
   Initial Class                               --     (6,179,109)
   Service Class                               --       (522,096)
                                     ---------------------------
 Total dividends to shareholders               --     (6,701,205)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        7,488,001    136,542,811
   Service Class                       10,898,597     38,934,480
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Initial Class                               --      6,179,109
   Service Class                               --        522,096
                                     ---------------------------
                                       18,386,598    182,178,496
 Cost of shares redeemed:
   Initial Class                      (34,241,774)   (45,197,455)
   Service Class                       (1,570,044)    (2,166,910)
                                     ---------------------------
                                      (35,811,818)   (47,364,365)
   Increase (decrease) in net
    assets derived from capital
    share transactions                (17,425,220)   134,814,131
                                     ---------------------------
   Net increase (decrease) in net
    assets                             (8,455,511)   189,532,600

NET ASSETS:
Beginning of period                   623,548,766    434,016,166
                                     ---------------------------
End of period                        $615,093,255   $623,548,766
                                     ===========================
Accumulated undistributed net
  investment income at end of
  period                             $  4,728,921   $     52,502
                                     ===========================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 327

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          INITIAL CLASS
                                -----------------------------------------------------------------
                                SIX MONTHS
                                  ENDED
                                 JUNE 30,                  YEAR ENDED DECEMBER 31,
                                  2005*        2004       2003       2002       2001       2000
Net asset value at beginning
  of period                      $  16.47    $  14.96   $  11.91   $  15.35   $  16.21   $  15.00
                                 --------    --------   --------   --------   --------   --------
Net investment income                0.13        0.18       0.21(b)     0.20      0.23       0.20
Net realized and unrealized
  gain (loss) on investments         0.11        1.51       3.04      (3.43)     (0.15)      1.73
                                 --------    --------   --------   --------   --------   --------
Total from investment
  operations                         0.24        1.69       3.25      (3.23)      0.08       1.93
                                 --------    --------   --------   --------   --------   --------
Less dividends and
  distributions:
  From net investment income           --       (0.18)     (0.20)     (0.19)     (0.23)     (0.21)
  From net realized gain on
    investments                        --          --         --      (0.02)     (0.71)     (0.51)
                                 --------    --------   --------   --------   --------   --------
Total dividends and
  distributions                        --       (0.18)     (0.20)     (0.21)     (0.94)     (0.72)
                                 --------    --------   --------   --------   --------   --------
Net asset value at end of
  period                         $  16.71    $  16.47   $  14.96   $  11.91   $  15.35   $  16.21
                                 ========    ========   ========   ========   ========   ========
Total investment return              1.50%(c)    11.28%    27.37%    (21.05%)     0.40%     12.89%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income              1.56%+      1.34%      1.60%      1.43%      1.53%      1.33%
  Expenses                           0.64%+      0.65%      0.66%      0.65%      0.64%      0.64%
Portfolio turnover rate                21%         81%        62%        64%        70%        90%
Net assets at end of period
  (in 000's)                     $548,473    $567,182   $418,992   $331,833   $404,174   $338,596

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.
*    Unaudited.

M- 328   MainStay VP Value Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                 SERVICE CLASS
-----------------------------------------------
                                     JUNE 4,
      SIX MONTHS                     2003(a)
        ENDED        YEAR ENDED      THROUGH
       JUNE 30,     DECEMBER 31,   DECEMBER 31,
        2005*           2004           2003
       $ 16.44          $ 14.95       $ 12.81
       -------          -------       -------
          0.11             0.15          0.10(b)
          0.11             1.49          2.23
       -------          -------       -------
          0.22             1.64          2.33
       -------          -------       -------
            --            (0.15)        (0.19)
            --               --            --
       -------          -------       -------
            --            (0.15)        (0.19)
       -------          -------       -------
       $ 16.66          $ 16.44       $ 14.95
       =======          =======       =======
          1.37%(c)        11.01%        18.14%(c)
          1.31%+           1.09%         1.35%+(d)
          0.89%+           0.90%         0.91%+
            21%              81%           62%
       $66,620          $56,367       $15,024

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company.

The Portfolios commenced operations on the dates indicated below:

 COMMENCEMENT
 OF OPERATIONS      PORTFOLIOS
 May 2, 2005        Balanced and Floating Rate Portfolios
 ---------------------------------------------------------
 July 2, 2001       Mid Cap Core, Mid Cap Growth, Mid Cap
                    Value (formerly Equity Income
                    Portfolio) and Small Cap Growth
                    Portfolios
 ---------------------------------------------------------
 May 1, 1998        Income & Growth (formerly American
                    Century Income & Growth Portfolio),
                    Basic Value (formerly Dreyfus Large
                    Company Value Portfolio), Developing
                    Growth (formerly Lord Abbett
                    Developing Portfolio) and Growth
                    (formerly Eagle Asset Management
                    Growth Equity Portfolio) Portfolios
 ---------------------------------------------------------
 October 1, 1996    Convertible Portfolio
 ---------------------------------------------------------
 May 1, 1995        High Yield Corporate Bond,
                    International Equity and Value
                    Portfolios
 ---------------------------------------------------------
 January 29, 1993   Capital Appreciation, Cash Management,
                    Government, S&P 500 Index (formerly
                    Indexed Equity Portfolio) and Total
                    Return Portfolios
 ---------------------------------------------------------
 January 23, 1984   Bond and Common Stock (formerly Growth
                    Equity Portfolio) Portfolios

The Portfolios (each separately a "Portfolio") are separate Portfolios of the Fund. Shares of the Portfolios are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II and III, VUL Separate Account-I and CSVUL Separate Account-I (collectively "Separate Accounts"). The Separate Accounts are used to fund flexible premium deferred variable annuity and variable life insurance policies.

On May 13, 2003, the Fund's Board of Directors adopted a Multiple Class Plan under which the existing shares of each of the Fund's Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the distributor of its shares. Effective June 2, 2003, new shareholders of the Portfolios are permitted to invest only in the Service Class shares. Existing Initial Class shareholders are permitted to continue investing in the Initial Class shares until August 1, 2005 when the Floating Rate Portfolio offered new shareholders the opportunity to invest in Institutional Class Shares.

The Service Class of each Portfolio commenced operations on the dates indicated below:

   COMMENCEMENT
  OF OPERATIONS                   PORTFOLIOS

 May 1, 2005        Balanced and Floating Rate Portfolios
 ---------------------------------------------------------
 June 13, 2003      Income & Growth Portfolio
 ---------------------------------------------------------
 June 6, 2003       Growth Portfolio
 ---------------------------------------------------------
 June 5, 2003       Basic Value, Capital Appreciation,
                    Common Stock, Convertible, Developing
                    Growth, International Equity, Mid Cap
                    Core, Mid Cap Growth, Mid Cap Value,
                    S&P 500 Index and Small Cap Growth
                    Portfolios
 ---------------------------------------------------------
 June 4, 2003       Bond, Government, High Yield Corporate
                    Bond, Total Return and Value
                    Portfolios

The investment objectives for each of the Portfolios of the Fund are as follows:

BALANCED: to seek high total return.

BASIC VALUE: to seek capital appreciation.

BOND: to seek the highest income over the long term consistent with preservation of principal.

CAPITAL APPRECIATION: to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

CASH MANAGEMENT: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

COMMON STOCK: to seek long-term growth of capital, with income as a secondary consideration.

CONVERTIBLE: to seek capital appreciation together with current income.

DEVELOPING GROWTH: to seek long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

FLOATING RATE: to seek to provide high current income.

GOVERNMENT: to seek a high level of current income, consistent with safety of principal.

GROWTH: to seek growth through long-term capital appreciation.

HIGH YIELD CORPORATE BOND: to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies (that is, rated Baa to B by Moody's or BBB to B by S&P). Capital appreciation is a secondary objective.

M- 330   MainStay VP Series Fund, Inc.

INCOME & GROWTH: to seek dividend growth, current income and capital appreciation.

INTERNATIONAL EQUITY: to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

MID CAP CORE: to seek long-term growth of capital.

MID CAP GROWTH: to seek long-term growth of capital.

MID CAP VALUE: to realize maximum long-term total return from a combination of capital appreciation and income.

S&P 500 INDEX: to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500(R) Index.

SMALL CAP GROWTH: to seek long-term capital appreciation.

TOTAL RETURN: to realize current income consistent with reasonable opportunity for future growth of capital and income.

VALUE: to realize maximum long-term total return from a combination of capital growth and income.

High Yield Corporate Bond Portfolio invests primarily in high yield bonds (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic developments in a specific industry or region.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

Each Portfolio prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below:

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Administrator, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Administrator to be representative of market values at the regular close of business of the Exchange. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Portfolio securities of Cash Management Portfolio are valued at their amortized cost. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. At December 31, 2004, the High Yield Corporate Bond and Convertible Portfolios held securities with values of $3,540,554 and $66 respectively, that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the International Equity Portfolio principally trade, and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Administrator or Adviser/Sub-Advisers conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Administrator or Adviser/Sub-Adviser may, pursuant to procedures adopted by the Portfolio's Board of Directors, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost

                                                 www.mainstayfunds.com    M- 331
method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for all Portfolios are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(C) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The High Yield Corporate Bond and International Equity Portfolios enter into foreign currency forward contracts in order to hedge their foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Portfolio's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 7)

(D) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index, foreign currency or interest rate. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The S&P 500 Index Portfolio invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objectives.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Portfolio's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(E) REPURCHASE AGREEMENTS. The Portfolios' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(F) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Portfolios are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities of High Yield Corporate Bond and International Equity Portfolios are presented at the exchange rates and market values at the end of the year. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized and unrealized gains (losses) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency

M- 332   MainStay VP Series Fund, Inc.

forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at valuation date exchange rates are reflected in unrealized foreign exchange gains or losses. (See Note 7)

(G) MORTGAGE DOLLAR ROLLS. Certain of the Portfolios may enter into mortgage dollar roll ("MDR") transactions in which they sell mortgage-backed securities ("MBS") to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. An MDR may also be executed entirely in the to-be-announced (TBA) market, where the investment company makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase in the future. The Fund's MDR transactions are entirely in the TBA market. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. The Portfolios maintain a segregated account containing securities from the respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll could be inferior to what was initially sold to the counterparty.

(H) SECURITIES LENDING. The Portfolios may lend their securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios receive compensation for lending their securities in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios. (See Note 7)

(I) PURCHASED AND WRITTEN OPTIONS. Certain Portfolios may write covered call and put options on their portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, a Portfolio foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian. When writing a covered call option, the Portfolios, in return for the premium on the option, give up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as a writer continues, have retained the risk of loss should the price of the underlying security decline. After writing a put option, a Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

Certain Portfolios may purchase call and put options on their portfolio securities or foreign currencies. A Portfolio may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. A Portfolio may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Portfolio and the prices of options relating to the securities or foreign currencies purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 7)

(J) LOAN PARTICIPATIONS, COMMITMENTS AND BRIDGE LOANS. The High Yield Corporate Bond and Total Refund Portfolios invest in loan commitments, loan participations and bridge loans. Loan commitments, loan participations and bridge loans are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money and records interest as earned. The unfunded amounts are recorded in memorandum accounts. The Portfolio assumes the credit risk of the Borrower, the

                                                 www.mainstayfunds.com    M- 333

Selling Participant and any other persons interpositioned between the Portfolio and the Borrower ("Intermediate Participants").

(K) FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(L) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.
(M) EXPENSES. Expenses with respect to the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the Distribution and Service Plan) are allocated to separate classes of shares based upon their relative net assets on the date the expenses are accrued. The expenses borne by the Fund, including those of related parties to the Fund, are shown on each Portfolio's Statement of Operations.
(N) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:
(A) INVESTMENT ADVISORY, SUB-ADVISORY AND ADMINISTRATION FEES. New York Life Investment Management LLC ("NYLIM"), an indirect wholly-owned subsidiary of New York Life, serves as investment adviser to the Fund under an Investment Advisory Agreement. Balanced, Bond, Common Stock, Floating Rate, Mid Cap Core and S&P 500 Index Portfolios are advised by NYLIM. MacKay Shields, a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as sub-adviser to Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Total Return and Value Portfolios, under a Sub-Advisory Agreement with NYLIM. Pursuant to a Sub-Advisory Agreement with NYLIM, American Century Investment Management, Inc. serves as sub-adviser to the Income & Growth Portfolio; The Dreyfus Corporation serves as sub-adviser to the Basic Value Portfolio; Eagle Asset Management, Inc. serves as sub-adviser to the Growth Portfolio; and Lord Abbett & Co. serves as sub-adviser to the Developing Growth Portfolio.

NYLIM also serves as administrator for the Fund. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios.

The Fund, on behalf of each Portfolio, paid the Adviser and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                  ADVISER   ADMINISTRATOR
Balanced Portfolio                  0.75%*          0.00%
---------------------------------------------------------
Basic Value Portfolio               0.60%           0.20%
---------------------------------------------------------
Bond Portfolio                      0.25%           0.20%
---------------------------------------------------------
Capital Appreciation Portfolio      0.36%           0.20%
---------------------------------------------------------
Cash Management Portfolio           0.25%           0.20%
---------------------------------------------------------
Common Stock Portfolio              0.25%           0.20%
---------------------------------------------------------
Convertible Portfolio               0.36%           0.20%
---------------------------------------------------------
Developing Growth Portfolio         0.60%           0.20%
---------------------------------------------------------
Floating Rate Portfolio             0.60%*          0.00%
---------------------------------------------------------
Government Portfolio                0.30%           0.20%
---------------------------------------------------------
Growth Portfolio                    0.50%           0.20%
---------------------------------------------------------
High Yield Corporate Bond
  Portfolio                         0.30%           0.20%
---------------------------------------------------------
Income & Growth Portfolio           0.50%           0.20%
---------------------------------------------------------
International Equity Portfolio      0.60%           0.20%
---------------------------------------------------------
Mid Cap Core Portfolio              0.85%*          0.00%
---------------------------------------------------------
Mid Cap Growth Portfolio            0.75%*          0.00%
---------------------------------------------------------
Mid Cap Value Portfolio             0.70%*          0.00%
---------------------------------------------------------
S&P 500 Index Portfolio**           0.10%           0.20%
---------------------------------------------------------
Small Cap Growth Portfolio***       1.00%*          0.00%
---------------------------------------------------------
Total Return Portfolio              0.32%           0.20%
---------------------------------------------------------
Value Portfolio                     0.36%           0.20%
---------------------------------------------------------

* This fee reflects Management fees, which includes both Advisory fees and Administrative fees.

M- 334   MainStay VP Series Fund, Inc.

** Effective January 1, 2005, the Fund will pay the Adviser 0.10% of the Portfolio's average daily net assets up to $1 billion and 0.075% on assets in excess of $1 billion.
*** Effective January 1, 2005, the Fund pays the Adviser a monthly fee at an annual rate of 0.90% of the average daily net assets.
Pursuant to the terms of the Sub-Advisory Agreements between NYLIM and the sub-advisers, NYLIM pays the sub-advisers a monthly fee at an annual rate of average daily net assets of that Portfolio as follows:

Capital Appreciation Portfolio                       0.36%
----------------------------------------------------------
Cash Management Portfolio                            0.25%
----------------------------------------------------------
Convertible Portfolio                                0.36%
----------------------------------------------------------
Government Portfolio                                 0.30%
----------------------------------------------------------
High Yield Corporate Bond Portfolio                  0.30%
----------------------------------------------------------
International Equity Portfolio                       0.60%
----------------------------------------------------------
Mid Cap Growth Portfolio                             0.38%
----------------------------------------------------------
Mid Cap Value Portfolio                              0.35%
----------------------------------------------------------
Small Cap Growth Portfolio                           0.50%
----------------------------------------------------------
Total Return Portfolio                               0.32%
----------------------------------------------------------
Value Portfolio                                      0.36%
----------------------------------------------------------
Income & Growth Portfolio                            0.40%*
----------------------------------------------------------
Basic Value Portfolio                                0.45%**
----------------------------------------------------------
Growth Portfolio                                     0.40%***
----------------------------------------------------------
Developing Growth Portfolio                          0.50%
----------------------------------------------------------

* On assets up to $100 million; 0.35% on assets from $100 million to $200 million; 0.30% on assets over $200 million.

**  On assets up to $250 million; 0.40% on assets over $250 million.

*** On assets up to $200 million; 0.30% on assets over $200 million.

NYLIM has voluntarily agreed to assume the operating expenses of Mid Cap Core, Mid Cap Growth, Mid Cap Value and Small Cap Growth Portfolios, which on an annualized basis exceed the percentages of average daily net assets indicated below. Also listed below are the amounts NYLIM reimbursed the Portfolios for the year ended December 31, 2004. It was not necessary for NYLIM to reimburse Mid Cap Growth Portfolio and Mid Cap Value Portfolio for expenses for the six months ended June 30, 2005. This agreement may be terminated by NYLIM at any time. The amounts of expense reimbursements/waivers for the period will not be repaid to the Adviser or Subadviser in subsequent fiscal years.

                                 EXPENSE       AMOUNT OF
                                     CAP   REIMBURSEMENT
Mid Cap Core Portfolio             0.98%   $          --
--------------------------------------------------------
Mid Cap Growth Portfolio           0.97%              --
--------------------------------------------------------
Mid Cap Value Portfolio            0.89%              --
--------------------------------------------------------
Small Cap Growth Portfolio         0.95%          58,697
--------------------------------------------------------

In addition, effective January 1, 2005, NYLIM has voluntarily agreed to waive its advisory fee for Basic Value Portfolio by 0.05%. In addition, NYLIM has voluntarily agreed to assume the operating expenses of the Developing Growth Portfolio to the extent that they exceed 1.15% of the average daily net assets of the Portfolio.

New York Life Investment Management LLC ("NYLIM") has directed certain portfolio trades to brokers who paid a portion of the expenses of the Basic Value and Developing Growth Portfolios for the six months ended June 30, 2005. The Portfolio's miscellaneous expenses were reduced by $4,431 and $5,603, respectively, under this agreement.

(B) PAYMENTS BY AFFILIATES. In July 2004 it was determined that the Fund's SAI contained inconsistent non-fundamental restrictions for certain Portfolios addressing investments in shares of other investment companies including money market funds and whether advisory fees would be charged in connection with such investments. NYLIM conducted a review of the Portfolios' transactions in money market funds and concluded that the inconsistency did not impact any Portfolio's NAV by $0.01 or more. NYLIM reimbursed the Portfolios affected as follows:
Capital Appreciation $33,656, Cash Management $399, Convertible $17,587, Government $6,228, High Yield Corporate Bond $58,744, Total Return $27,480, and Value $12,191. NYLIM has reimbursed each Portfolio. A supplement to the Fund's SAI was filed July 19, 2004 to reflect the August 1998 approval of each Portfolio's ability to purchase the securities of other investment companies as permitted by the Investment Company Act of 1940. Additionally, it was also determined that the International Equity Portfolio had not complied with a non-fundamental restriction that permitted investments in money market funds with the deduction of advisory fees on investments in such shares. NYLIM determined that the Portfolio's investment in money market funds from February 2000 - July 2000 without applying advisory fees properly resulted in an overcharge to the Portfolio in the amount of $26,489. MacKay Shields waived this amount, plus interest for a total of $26,819, to the Portfolio. These amounts are included in the Statement of Operations as a waiver/reimbursement from the Adviser. These reimbursements had no material impact on expense or the net investment income ratios included in the Financial Highlights, except for 0.02%, respectively, in the International Equity Portfolio.

                                                 www.mainstayfunds.com    M- 335

NYLIM also determined that the Common Stock Portfolio had not complied with a non-fundamental restriction with respect to investing in other investment companies, since March 3, 2004. NYLIM has liquidated these investments and has calculated the net loss to the Portfolio to be $160,608. NYLIM has reimbursed this amount to the Portfolio. Additionally, the Adviser or Subadviser reimbursed the International Equity, Mid Cap Core and Total Return Portfolios in the amount of $25,426, $990 and $765 for a loss incurred due to a trading error.
These amounts are included in the Statement of Operations for the year ended December 31, 2004 as net increase from payment by affiliate for loss on the disposal of investment in violation of restrictions. These amounts had no material effect on the total returns of the Portfolios.
(C) DISTRIBUTOR. NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, serves as distributor (the "Distributor") to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement.

(D) DISTRIBUTION AND SERVICE FEES. With respect to the Service Class shares of all Portfolios, except Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class of each Portfolio.


(E) NON-INTERESTED DIRECTORS FEES. Non-Interested Directors are paid an annual retainer of $35,000, $3,000 for each Board meeting attended, $2,000 for each Audit Committee meeting attended and $1,500 for each Valuation and Nominating and Corporate Governance Committee meeting attended, plus reimbursement for travel and other out-of-pocket expenses. The Audit Committee Chair receives an additional annual retainer of $12,000. The Fund allocates directors fees in proportion to the net assets of the respective Portfolios.

(F) CAPITAL. At June 30, 2005, NYLIAC was the beneficial owner of shares of the following Portfolios with net asset values and percentages of net assets as follows:

Balanced Portfolio                   $10,290,637   29.1%
-------------------------------------------------------
Floating Rate Portfolio               40,147,500   71.3
-------------------------------------------------------

(G) OTHER. Fees for the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are charged to the Portfolios in proportion to the net assets of the respective Portfolio. For the six months ended June 30, 2005 these fees, which are included in Professional fees shown on the Statement of Operations, are as follows:

Balanced Portfolio                                  $   199
-----------------------------------------------------------
Basic Value Portfolio                                 3,530
-----------------------------------------------------------
Bond Portfolio                                       19,399
-----------------------------------------------------------
Capital Appreciation Portfolio                       37,010
-----------------------------------------------------------
Cash Management Portfolio                            12,734
-----------------------------------------------------------
Common Stock Portfolio                               36,513
-----------------------------------------------------------
Convertible Portfolio                                13,974
-----------------------------------------------------------
Developing Growth Portfolio                           1,951
-----------------------------------------------------------
Floating Rate Portfolio                                 316
-----------------------------------------------------------
Government Portfolio                                 12,449
-----------------------------------------------------------
Growth Portfolio                                      5,528
-----------------------------------------------------------
High Yield Corporate Bond Portfolio                  59,919
-----------------------------------------------------------
Income & Growth Portfolio                             3,535
-----------------------------------------------------------
International Equity Portfolio                        7,832
-----------------------------------------------------------
Mid Cap Core Portfolio                                6,173
-----------------------------------------------------------
Mid Cap Growth Portfolio                              1,197
-----------------------------------------------------------
Mid Cap Value Portfolio                              12,538
-----------------------------------------------------------
S&P 500 Index Portfolio                              54,800
-----------------------------------------------------------
Small Cap Growth Portfolio                            5,939
-----------------------------------------------------------
Total Return Portfolio                               21,862
-----------------------------------------------------------
Value Portfolio                                      23,656
-----------------------------------------------------------

NOTE 4 -- RESTRICTED SECURITIES:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The High Yield Corporate Bond and Total Return Portfolios do not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

M- 336   MainStay VP Series Fund, Inc.

HIGH YIELD CORPORATE BOND PORTFOLIO

Restricted securities held at June 30, 2005:

                                                                   PRINCIPAL
                                                DATE(S) OF           AMOUNT/                             6/30/05      PERCENT OF
SECURITY                                       ACQUISITION            SHARES              COST             VALUE      NET ASSETS
Calpine Gilroy, L.P.
  10.00%, due 9/30/14                             11/26/03      $ 4,953,993       $  4,965,715      $ 4,953,993              0.3%
--------------------------------------------------------------------------------------------------------------------------------
Colorado Prime Corp.
  Preferred Stock                          5/6/97-11/10/99            1,395          5,090,593               14              0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Fidelity National Information Solutions
  Bank debt, Term Loan B
  4.96%, due 3/9/13                                3/16/05          925,000            925,000          920,665              0.1
--------------------------------------------------------------------------------------------------------------------------------
Globix Corp.
  Common Stock                                    10/15/02        1,092,740             59,922        1,889,347              0.1
  Convertible Preferred Stock                       6/8/05          107,873            295,589          199,835              0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The)
  Bank debt, Term Loan
  5.89%, due 4/30/10                       2/25/04-3/11/04          700,000            700,000          698,500              0.0(a)
  Corporate Bond
  11.00%, due 3/1/11                               3/12/04       10,945,000         10,885,153       12,231,037              0.9
--------------------------------------------------------------------------------------------------------------------------------
Graham Packaging Co., Inc.
  Bank debt, Term Loan C
  7.75%, due 4/7/12                                10/1/04        1,000,000          1,000,000        1,026,667              0.1
--------------------------------------------------------------------------------------------------------------------------------
Haights Cross Communications, Inc.
  Preferred Stock
  16.00%, Class B                                  1/22/04           91,000          4,233,413        5,187,000              0.4
  Warrants                                         1/22/04               91                  1                1              0.0(a)
  Warrants, Preferred Class A                      1/22/04           86,850                869              868              0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Jacobs Entertainment, Inc.
  Corporate Bond
  11.875%, due 2/1/09                               3/2/05        2,275,000          2,486,402        2,454,156              0.2
--------------------------------------------------------------------------------------------------------------------------------
Jostens IH Corp.
  Bank debt, Term Loan C
  5.19%, due 10/4/11                               10/8/04          970,000            970,000          982,932              0.1
--------------------------------------------------------------------------------------------------------------------------------
LNR Property Corp.
  Bank debt, Term Loan B
  6.21%, due 2/3/08                                2/10/05        7,158,681          7,158,681        7,170,185              0.5
--------------------------------------------------------------------------------------------------------------------------------
Mirant Corp.
  Bank debt, Revolver 5
  4.65%, due 7/15/05                              12/19/03        1,262,754          1,059,276        1,031,670              0.1
  Bank debt, Revolver 1
  4.75%, due 1/15/06                               4/21/03        1,480,000          1,226,193        1,114,317              0.1
--------------------------------------------------------------------------------------------------------------------------------
Morris Material Handling, Inc.
  Common Stock                            3/11/99-10/30/01            9,371              4,919           49,666              0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
North Atlantic Trading Co. Inc.
  Common Stock                                     4/21/04            2,418                 24               24              0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Pacific & Atlantic (Holdings), Inc.
  Convertible Preferred Stock
  7.50%, Class A                          5/21/98-10/30/03           14,496                145              145              0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Qwest Corp.
  Bank debt, Term Loan B
  6.95%, due 6/30/10                               6/12/03        4,250,000          4,144,574        4,199,000              0.3
--------------------------------------------------------------------------------------------------------------------------------

                                                 www.mainstayfunds.com    M- 337

Restricted securities held at June 30, 2005 (continued):


                                                                   PRINCIPAL
                                                DATE(S) OF           AMOUNT/                             6/30/05      PERCENT OF
SECURITY                                       ACQUISITION            SHARES              COST             VALUE      NET ASSETS
Riley Mezzanine Corp.
  Bank debt, Term Loan 1
  7.31%, due 2/3/08                                2/10/05      $ 3,000,000       $  3,000,000      $ 2,994,375              0.2%
  Bank debt, Term Loan 2
  8.06%, due 2/3/08                                2/10/05        2,000,000          2,000,000        1,996,250              0.1
--------------------------------------------------------------------------------------------------------------------------------
Satsbirds Capital Participations SCA
  Bank debt, Term Loan
  10.4643%, due 5/1/14                              4/8/05       E6,395,000          8,126,922        7,777,640              0.5
--------------------------------------------------------------------------------------------------------------------------------
Skilled Healthcare Group, Inc.
  Common Stock                                      9/4/03            1,691                 17           27,056              0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Sunshine Acquisition Ltd.
  Bank debt, Term Loan
  9.14%, due 5/31/06                                6/3/05      $ 6,000,000          6,000,000        6,000,000              0.4
--------------------------------------------------------------------------------------------------------------------------------
Telcordia Technologies, Inc.
  Bank debt, Term Loan
  5.8288%, due 9/15/12                              4/5/05            7,500              7,490            7,369              0.0(a)
  6.07%, due 9/15/12                                4/5/05        2,992,500          2,998,361        2,940,131              0.2
--------------------------------------------------------------------------------------------------------------------------------
Warner Chilcott Corp.
  Bank debt, Term Loan B
  6.01%, due 1/18/12                                2/3/05        3,275,462          3,275,462        3,279,556              0.2
  Bank debt, Term Loan C
  6.01%, due 1/18/12                                2/3/05        1,319,851          1,319,851        1,321,501              0.1
  Bank debt, Term Loan D
  6.01%, due 1/18/12                                2/3/05          609,734            609,734          610,496              0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  $ 72,544,306      $71,064,396              4.9%
--------------------------------------------------------------------------------------------------------------------------------

(a) Less than one tenth of a percent.

TOTAL RETURN PORTFOLIO

Restricted security held at June 30, 2005:

                                               DATE OF         PRINCIPAL                             6/30/05           PERCENT OF
SECURITY                                   ACQUISITION            AMOUNT              COST             VALUE           NET ASSETS
Goodyear Tire & Rubber Co. (The)
  11.00%, due 3/1/11                           6/23/04      $   175,000       $    175,000      $   174,625                  0.0%(a)
---------------------------------------------------------------------------------------------------------------------------------

(a) Less than one tenth of a percent.

M- 338   MainStay VP Series Fund, Inc.

NOTE 5 -- FEDERAL INCOME TAX:

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended December 31, 2004 represents tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Portfolios for which the tax components of the distributions are shown below.

                                                                                                 2004
                                                              ---------------------------------------
                                                                       TAX-BASED            TAX-BASED
                                                              DISTRIBUTIONS FROM   DISTRIBUTIONS FROM
                                                                 ORDINARY INCOME      LONG-TERM GAINS
Bond Portfolio                                                 $    21,786,414      $       433,360
Cash Management Portfolio                                            2,966,632                    0
-----------------------------------------------------------------------------------------------------

At December 31, 2004, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by regulations to offset future realized gains of each respective Portfolio through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Additionally, as shown in the table below, certain Portfolios intend to elect, to the extent provided by regulations, to treat certain qualifying capital losses that arose after October 31, 2004 as if they arose on January 1, 2005.

                       CAPITAL LOSS               CAPITAL LOSS
                          AVAILABLE      AMOUNT       DEFERRED
                            THROUGH     (000'S)        (000'S)
Capital Appreciation           2009    $117,230
  Portfolio                    2010      97,959
                               2011      21,298
                               2012      37,973
--------------------------------------------------------------
                                       $274,460   $          0
--------------------------------------------------------------
Common Stock
  Portfolio                    2010    $ 19,970
--------------------------------------------------------------
                                       $ 19,970   $          0
--------------------------------------------------------------
Convertible Portfolio          2009    $  5,710
                               2010      15,632
--------------------------------------------------------------
                                       $ 21,342   $          0
--------------------------------------------------------------
Government Portfolio           2007    $    323
                               2008       1,870
                               2012       2,240
--------------------------------------------------------------
                                       $  4,433   $          0
--------------------------------------------------------------
High Yield Corporate           2009    $ 31,452
  Bond Portfolio               2010      24,586
                               2011      61,979
--------------------------------------------------------------
                                       $118,017   $          0
--------------------------------------------------------------

                       CAPITAL LOSS               CAPITAL LOSS
                          AVAILABLE      AMOUNT       DEFERRED
                            THROUGH     (000'S)        (000'S)
Mid Cap Growth
  Portfolio                    2010    $    407
                               2011       2,860
--------------------------------------------------------------
                                       $  3,267   $          0
--------------------------------------------------------------
S&P 500 Index                  2010    $ 66,906
  Portfolio                    2011      14,322
                               2012       1,933
--------------------------------------------------------------
                                       $ 83,161   $        633
--------------------------------------------------------------
Total Return
  Portfolio                    2010    $ 14,365
--------------------------------------------------------------
                                       $ 14,365   $          0
--------------------------------------------------------------
Value Portfolio                2010    $ 14,975
                               2011       8,486
--------------------------------------------------------------
                                       $ 23,461   $          0
--------------------------------------------------------------
American Century
  Income & Growth              2010    $    830
  Portfolio                    2011       3,150
--------------------------------------------------------------
                                       $  3,980   $          0
--------------------------------------------------------------
Dreyfus Large
  Company Value                2010    $  3,139
  Portfolio                    2011       1,054
--------------------------------------------------------------
                                       $  4,193   $          0
--------------------------------------------------------------
Eagle Asset
  Management                   2009    $ 74,767
  Growth Equity                2010      37,086
  Portfolio                    2012         294
--------------------------------------------------------------
                                       $112,147   $      1,368
--------------------------------------------------------------
Lord Abbett                    2008    $  1,595
  Developing Growth            2009       1,418
  Portfolio                    2010       3,082
                               2011       1,425
--------------------------------------------------------------
                                       $  7,520   $          0
--------------------------------------------------------------

                                                 www.mainstayfunds.com    M- 339

The Common Stock, Convertible, High Yield Corporate Bond, International Equity, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Total Return, Value, Income & Growth, Basic Value and Developing Growth Portfolios utilized $152,021,350, $13,841,755, $24,046,843, $6,757,715, $4,714,096, $2,503,257, $7,397,l76,
$19,894,123, $31,465,931, $7,076,490, $4,943,295 and $1,811,823 respectively, of capital loss carryforwards during the year ended December 31, 2004.

NOTE 6 -- COMMITMENTS AND CONTINGENCIES:

As of June 30, 2005, the following Portfolios had unfunded loan commitments pursuant to the following loan agreements:
HIGH YIELD CORPORATE BOND PORTFOLIO

                                                UNFUNDED
BORROWER                                      COMMITMENT
Foster Wheeler Corp., due 3/18/10            $ 8,500,000
--------------------------------------------------------
Mirant Corp., due 7/17/05                        438,186
--------------------------------------------------------
Warner Chilcott Corp., due 1/18/12               794,953
--------------------------------------------------------
                                             $ 9,733,139
--------------------------------------------------------

FLOATING RATE FUND

As of June 30, 2005, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                                                      UNFUNDED
BORROWER                                                            COMMITMENT
BCP Crystal Holdings, Inc.                                         $   191,609
------------------------------------------------------------------------------
Venetian Casino Resort, LLC                                            341,880
------------------------------------------------------------------------------
Warner Chilcott                                                        132,492
------------------------------------------------------------------------------
                                                                   $   665,981
------------------------------------------------------------------------------

These commitments are available until the maturity date of the respective security.

NOTE 7 -- PORTFOLIO SECURITIES LOANED, FOREIGN CURRENCY FORWARD CONTRACTS, FOREIGN CURRENCY AND WRITTEN OPTIONS:

As of June 30, 2005, the following Portfolios had securities on loan and received collateral as follows:

                              MARKET
                            VALUE OF
                          SECURITIES          CASH      NON-CASH
PORTFOLIO                    ON LOAN    COLLATERAL    COLLATERAL

Capital Appreciation   $         --    $    87,642   $        --
----------------------------------------------------------------
Convertible               1,405,309      1,504,349            --
----------------------------------------------------------------
High Yield               10,878,795     11,363,727            --
----------------------------------------------------------------
International Equity      1,868,697      2,139,947            --
----------------------------------------------------------------
Small Cap Growth          2,099,530      2,241,143            --
----------------------------------------------------------------
Value                            --         90,088            --
----------------------------------------------------------------

The cash collateral received for securities on loan was used to purchase highly liquid short-term investments in accordance with the securities lending procedures of the Portfolios. Non-cash collateral consists of U.S. Treasury Securities. Securities purchased with collateral received are valued at amortized cost which approximate market value.

As of June 30, 2005, the following Portfolios had foreign currency forward contracts:

HIGH YIELD CORPORATE BOND FUND

Foreign currency forward contracts open at June 30, 2005:

                                                                CONTRACT        CONTRACT        UNREALIZED
                                                                 AMOUNT          AMOUNT       APPRECIATION/
                                                                  SOLD         PURCHASED      (DEPRECIATION)

Foreign Currency Sale Contracts
Euro vs. U.S. Dollar, expiring 7/6/05                         E 13,160,099   $   16,934,087      $   998,518
------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 7/6/05               L  1,020,000        1,904,482           76,615

                                                                CONTRACT        CONTRACT
                                                                 AMOUNT          AMOUNT
                                                               PURCHASED          SOLD

Foreign Currency Buy Contracts
Pound Sterling vs. U.S. Dollar, expiring 7/6/05               L  1,020,000   $    1,914,948   $   (87,080)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation on foreign currency forward
  contracts                                                                                   $   988,053
---------------------------------------------------------------------------------------------------------

M- 340   MainStay VP Series Fund, Inc.

INTERNATIONAL EQUITY PORTFOLIO

                                                                CONTRACT        CONTRACT
                                                                 AMOUNT          AMOUNT        UNREALIZED
                                                                  SOLD         PURCHASED      APPRECIATION
Foreign Currency Sale Contracts
Swiss Francs vs. Japanese Yen, expiring 12/7/05               CF12,148,265   Y1,075,000,000    $   252,386
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on foreign currency forward
  contracts:                                                                                   $   252,386
----------------------------------------------------------------------------------------------------------

As of June 30, 2005, the following Portfolios had foreign currency:

HIGH YIELD CORPORATE BOND PORTFOLIO

          CURRENCY                   COST       VALUE
Pound Sterling   L        448        $852        $803
-----------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO

Foreign currency held at June 30, 2005:

             CURRENCY                       COST        VALUE
Australian Dollar   A$        6,873  $     5,062  $     5,232
Canadian Dollar     C$          159          127          129
Euro                E     2,886,822    3,524,030    3,493,504
Japanese Yen        Y   391,894,356    3,666,983    3,533,445
Pound Sterling      L     4,673,269    8,751,903    8,373,083
Singapore Dollars   S$      107,304       64,787       63,650
Swedish Krona       SK   18,412,105    2,476,812    2,356,946
-------------------------------------------------------------
                                     $18,489,704  $17,825,989
-------------------------------------------------------------

As of June 30, 2005, the following Portfolio had transactions in written options:

TOTAL RETURN PORTFOLIO

                                     NUMBER OF
                                     CONTRACTS   PREMIUM
Options outstanding at December 31,
  2004                                    (103)  $(17,200)
--------------------------------------------------------
Options -- expired                         103    17,200
--------------------------------------------------------
Options -- written                        (300)   (6,060)
--------------------------------------------------------
Options outstanding at June 30,
  2005                                    (300)  $(6,060)
--------------------------------------------------------

VALUE PORTFOLIO

                                     NUMBER OF
                                     CONTRACTS   PREMIUM
Options outstanding at December 31,
  2004                                    (310)  $(51,769)
--------------------------------------------------------
Options -- expired                         310    51,769
--------------------------------------------------------
Options outstanding at June 30,
  2005                                       0   $     0
--------------------------------------------------------

NOTE 8 -- LINE OF CREDIT:

The Portfolios, except Cash Management Portfolio, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These Portfolios pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit during the six months ended June 30, 2005.

NOTE 9 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the Funds it advises are cooperating fully in responding to these requests. To date, substantially all of the costs associated with these and other regulatory matters have been incurred by NYLIM. Except as described below, neither NYLIM nor the Funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

The MainStay Equity Index Fund is not a portfolio of the MainStay VP Series Fund, Inc.

                                                 www.mainstayfunds.com    M- 341

NOTE 10 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2005, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:


                                   BALANCED             BASIC VALUE               BOND
                                   PORTFOLIO             PORTFOLIO             PORTFOLIO
                              -------------------   -------------------   --------------------
                              PURCHASES    SALES    PURCHASES    SALES    PURCHASES    SALES
U.S. Government securities     $    --    $    --    $    --    $    --   $742,274    $667,451
----------------------------------------------------------------------------------------------
All others                      42,270     10,412     26,874     26,248    117,157     132,673
----------------------------------------------------------------------------------------------
Total                          $42,270    $10,412    $26,874    $26,248   $859,431    $800,124
----------------------------------------------------------------------------------------------


                                FLOATING RATE           GOVERNMENT              GROWTH
                                  PORTFOLIO             PORTFOLIO              PORTFOLIO
                              ------------------   --------------------   -------------------
                              PURCHASES   SALES    PURCHASES    SALES     PURCHASES    SALES
U.S. Government securities     $    --    $   --   $240,848    $241,878    $    --    $    --
---------------------------------------------------------------------------------------------
All others                      50,538     1,498     14,180       9,004     19,321     21,600
---------------------------------------------------------------------------------------------
Total                          $50,538    $1,498   $255,028    $250,882    $19,321    $21,600
---------------------------------------------------------------------------------------------


                                MID CAP GROWTH         MID CAP VALUE         S&P 500 INDEX
                                   PORTFOLIO             PORTFOLIO             PORTFOLIO
                              -------------------   -------------------   -------------------
                              PURCHASES    SALES    PURCHASES    SALES    PURCHASES    SALES
U.S. Government securities     $    --    $    --   $     --    $    --    $    --    $    --
---------------------------------------------------------------------------------------------
All others                      52,725     36,891    135,852     65,935     29,757     31,777
---------------------------------------------------------------------------------------------
Total                          $52,725    $36,891   $135,852    $65,935    $29,757    $31,777
---------------------------------------------------------------------------------------------

NOTE 11 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

Transactions in capital shares for the six months ended June 30, 2005 and the year ended December 31, 2004 were as follows:

                                   BALANCED PORTFOLIO                 BASIC VALUE PORTFOLIO            BOND PORTFOLIO
                              -----------------------------   -------------------------------------   -----------------
                                 INITIAL         SERVICE      INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
                                  CLASS           CLASS        CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
                              -----------------------------   -------------------------------------   -----------------
                              MAY 1, 2005*    MAY 1, 2005*       SIX MONTHS          YEAR ENDED          SIX MONTHS
                                 THROUGH         THROUGH            ENDED           DECEMBER 31,            ENDED
                              JUNE 30, 2005   JUNE 30, 2005     JUNE 30, 2005           2004            JUNE 30, 2005
Shares sold                        626            2,847         220       443      1,150     1,593       549     1,385
-----------------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions                 --               --          --        --         59        15        --        --
-----------------------------------------------------------------------------------------------------------------------
                                   626            2,847         220       443      1,209     1,608       549     1,385
-----------------------------------------------------------------------------------------------------------------------
Shares redeemed                     --(a)           (37)       (579)     (149)      (953)     (196)   (2,416)     (162)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease)            626            2,810        (359)      294        256     1,412    (1,867)    1,223
-----------------------------------------------------------------------------------------------------------------------

                               BOND PORTFOLIO
                              -----------------
                              INITIAL   SERVICE
                               CLASS     CLASS
                              -----------------
                                 YEAR ENDED
                                DECEMBER 31,
                                    2004
Shares sold                    1,122     3,160
----------------------------
Shares issued in
  reinvestment of dividends
  and distributions            1,466       207
----------------------------
                               2,588     3,367
----------------------------
Shares redeemed               (7,126)     (185)
----------------------------
Net increase (decrease)       (4,538)    3,182
----------------------------

*  Commencement of Operations.

(a) Less than one thousand shares.

M- 342   MainStay VP Series Fund, Inc.


    CAPITAL APPRECIATION       COMMON STOCK           CONVERTIBLE         DEVELOPING GROWTH
         PORTFOLIO              PORTFOLIO              PORTFOLIO              PORTFOLIO
------------------------   --------------------   --------------------   -------------------
    PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES
    $     --    $     --   $     --    $     --   $     --    $     --    $    --    $    --
--------------------------------------------------------------------------------------------
     102,201     186,104    387,118     433,947    149,392     168,242     29,504     36,476
--------------------------------------------------------------------------------------------
    $102,201    $186,104   $387,118    $433,947   $149,392    $168,242    $29,504    $36,476
--------------------------------------------------------------------------------------------


         HIGH YIELD
       CORPORATE BOND        INCOME & GROWTH     INTERNATIONAL EQUITY       MID CAP CORE
         PORTFOLIO              PORTFOLIO             PORTFOLIO              PORTFOLIO
------------------------   -------------------   --------------------   --------------------
    PURCHASES    SALES     PURCHASES    SALES    PURCHASES    SALES     PURCHASES    SALES
    $     --    $     --    $    --    $    --   $     --    $     --   $     --    $     --
--------------------------------------------------------------------------------------------
     344,844     243,511     43,798     36,705    118,563      70,939    195,752     178,405
--------------------------------------------------------------------------------------------
    $344,844    $243,511    $43,798    $36,705   $118,563    $ 70,939   $195,752    $178,405
--------------------------------------------------------------------------------------------


     SMALL CAP GROWTH         TOTAL RETURN              VALUE
         PORTFOLIO             PORTFOLIO              PORTFOLIO
-----------------------   --------------------   --------------------
    PURCHASES    SALES    PURCHASES    SALES     PURCHASES    SALES
     $    --    $    --   $134,286    $124,067   $     --    $     --
---------------------------------------------------------------------
      31,606     28,741     66,687     116,625    121,374     128,660
---------------------------------------------------------------------
     $31,606    $28,741   $200,973    $240,692   $121,374    $128,660
---------------------------------------------------------------------

      CAPITAL APPRECIATION PORTFOLIO            CASH MANAGEMENT PORTFOLIO             COMMON STOCK PORTFOLIO
------------------------------------------   -------------------------------   -------------------------------------
     INITIAL   SERVICE   INITIAL   SERVICE                                     INITIAL   SERVICE   INITIAL   SERVICE
      CLASS     CLASS     CLASS     CLASS                                       CLASS     CLASS     CLASS     CLASS
------------------------------------------                                     -------------------------------------
        SIX MONTHS          YEAR ENDED          SIX MONTHS       YEAR ENDED       SIX MONTHS          YEAR ENDED
           ENDED           DECEMBER 31,           ENDED         DECEMBER 31,         ENDED           DECEMBER 31,
       JUNE 30, 2005           2004           JUNE 30, 2005         2004         JUNE 30, 2005           2004
        421      306      1,247     1,592         130,019          567,129        282       376     4,875     1,098
--------------------------------------------------------------------------------------------------------------------
         --       --        104         2           3,287            2,967         --        --       600        19
--------------------------------------------------------------------------------------------------------------------
        421      306      1,351     1,594         133,306          570,096        282       376     5,475     1,117
--------------------------------------------------------------------------------------------------------------------
     (4,772)    (150)    (7,015)     (101)       (140,573)        (621,403)    (3,448)      (64)   (6,554)      (48)
--------------------------------------------------------------------------------------------------------------------
     (4,351)     156     (5,664)    1,493          (7,267)         (51,307)    (3,166)      312    (1,079)    1,069
--------------------------------------------------------------------------------------------------------------------

                                                 www.mainstayfunds.com    M- 343


                                      CONVERTIBLE PORTFOLIO                DEVELOPING GROWTH PORTFOLIO
                              -------------------------------------   -------------------------------------
                              INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
                               CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
                              -------------------------------------   -------------------------------------
                                 SIX MONTHS          YEAR ENDED          SIX MONTHS          YEAR ENDED
                                    ENDED           DECEMBER 31,            ENDED           DECEMBER 31,
                                JUNE 30, 2005           2004            JUNE 30, 2005           2004
Shares sold                      318     1,262      2,677    4,705        105      405        546    1,361
-----------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions               --        --        490      116         --       --         --       --
-----------------------------------------------------------------------------------------------------------
                                 318     1,262      3,167    4,821        105      405        546    1,361
-----------------------------------------------------------------------------------------------------------
Shares redeemed               (2,725)     (395)    (4,236)    (247)    (1,165)    (117)      (963)     (99)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)       (2,407)      867     (1,069)   4,574     (1,060)     288       (417)   1,262
-----------------------------------------------------------------------------------------------------------

                               HIGH YIELD CORPORATE BOND PORTFOLIO          INCOME & GROWTH PORTFOLIO
                              -------------------------------------   -------------------------------------
                              INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
                               CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
                              -------------------------------------   -------------------------------------
                                 SIX MONTHS          YEAR ENDED          SIX MONTHS          YEAR ENDED
                                    ENDED           DECEMBER 31,            ENDED           DECEMBER 31,
                                JUNE 30, 2005           2004            JUNE 30, 2005           2004
Shares sold                     3,995    8,209      9,966   18,337      384       740       738      1,278
-----------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions                --       --      7,845    1,799       --        --       109         24
-----------------------------------------------------------------------------------------------------------
                                3,995    8,209     17,811   20,136      384       740       847      1,302
-----------------------------------------------------------------------------------------------------------
Shares redeemed               (11,762)  (1,283)   (18,361)    (650)    (492)      (73)     (899)       (67)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)        (7,767)   6,926       (550)  19,486     (108)      667       (52)     1,235
-----------------------------------------------------------------------------------------------------------


                                    MID CAP GROWTH PORTFOLIO                 MID CAP VALUE PORTFOLIO
                              -------------------------------------   -------------------------------------
                              INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
                               CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
                              -------------------------------------   -------------------------------------
                                 SIX MONTHS          YEAR ENDED          SIX MONTHS          YEAR ENDED
                                    ENDED           DECEMBER 31,            ENDED           DECEMBER 31,
                                JUNE 30, 2005           2004            JUNE 30, 2005           2004
Shares sold                    1,563     2,118     3,522     4,689     2,814     3,336     7,826     4,834
-----------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions               --        --        --        --        --        --       337        97
-----------------------------------------------------------------------------------------------------------
                               1,563     2,118     3,522     4,689     2,814     3,336     8,163     4,931
-----------------------------------------------------------------------------------------------------------
Shares redeemed               (1,496)     (282)   (1,407)     (440)   (1,632)     (131)     (764)      (70)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)           67     1,836     2,115     4,249     1,182     3,205     7,399     4,861
-----------------------------------------------------------------------------------------------------------

*  Commencement of Operations.

(a) Less than one thousand.

M- 344   MainStay VP Series Fund, Inc.


     FLOATING RATE PORTFOLIO           GOVERNMENT PORTFOLIO                      GROWTH PORTFOLIO
----------------------------   -------------------------------------   -------------------------------------
      INITIAL      SERVICE     INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
       CLASS        CLASS       CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
----------------------------   -------------------------------------   -------------------------------------
          MAY 1, 2005*            SIX MONTHS          YEAR ENDED          SIX MONTHS          YEAR ENDED
             THROUGH                 ENDED           DECEMBER 31,            ENDED           DECEMBER 31,
          JUNE 30, 2005          JUNE 30, 2005           2004            JUNE 30, 2005           2004
        2,066        3,618         716    1,124      1,516    2,838        172      252        637    1,216
------------------------------------------------------------------------------------------------------------
            9           13          --       --      1,076      149         --       --         26       --(a)
------------------------------------------------------------------------------------------------------------
        2,075        3,631         716    1,124      2,592    2,987        172      252        663    1,216
------------------------------------------------------------------------------------------------------------
           --(a)       (24)     (3,071)    (260)   (10,142)    (470)    (1,753)    (167)    (2,473)    (201)
------------------------------------------------------------------------------------------------------------
        2,075        3,608      (2,355)     864     (7,550)   2,517     (1,581)      85     (1,810)   1,015
------------------------------------------------------------------------------------------------------------

      INTERNATIONAL EQUITY PORTFOLIO                MID CAP CORE PORTFOLIO
------------------------------------------   -------------------------------------
     INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
      CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
------------------------------------------   -------------------------------------
        SIX MONTHS          YEAR ENDED          SIX MONTHS          YEAR ENDED
           ENDED           DECEMBER 31,            ENDED           DECEMBER 31,
       JUNE 30, 2005           2004            JUNE 30, 2005           2004
       2,030    1,759      5,534    2,920      1,281    1,300      4,947    2,429
----------------------------------------------------------------------------------
          --       --        107       27         --       --        239       76
----------------------------------------------------------------------------------
       2,030    1,759      5,641    2,947     (1,281)   1,300      5,186    2,505
----------------------------------------------------------------------------------
        (347)     (66)    (1,121)     (51)    (1,217)    (111)      (447)     (60)
----------------------------------------------------------------------------------
       1,683    1,693      4,520    2,896         64    1,189      4,739    2,445
----------------------------------------------------------------------------------

         S&P 500 INDEX PORTFOLIO                  SMALL CAP GROWTH PORTFOLIO
------------------------------------------   -------------------------------------
     INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
      CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
------------------------------------------   -------------------------------------
        SIX MONTHS          YEAR ENDED          SIX MONTHS          YEAR ENDED
           ENDED           DECEMBER 31,            ENDED           DECEMBER 31,
       JUNE 30, 2005           2004            JUNE 30, 2005           2004
         729    1,530      3,343    4,329        603    1,304      1,861    3,940
----------------------------------------------------------------------------------
          --       --        799       80         --       --         --       --
----------------------------------------------------------------------------------
         729    1,530      4,142    4,409        603    1,304      1,861    3,940
----------------------------------------------------------------------------------
      (3,611)    (156)    (5,251)    (103)    (1,685)    (202)    (1,209)    (223)
----------------------------------------------------------------------------------
      (2,882)   1,374     (1,109)   4,306     (1,082)   1,102        652    3,717
----------------------------------------------------------------------------------

                                                 www.mainstayfunds.com    M- 345


                                     TOTAL RETURN PORTFOLIO                      VALUE PORTFOLIO
                              -------------------------------------   -------------------------------------
                              INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
                               CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
                              -------------------------------------   -------------------------------------
                                 SIX MONTHS          YEAR ENDED          SIX MONTHS          YEAR ENDED
                                    ENDED           DECEMBER 31,            ENDED           DECEMBER 31,
                                JUNE 30, 2005           2004            JUNE 30, 2005           2004
Shares sold                       140      442        620    1,617        454      665      9,001    2,532
-----------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions                --       --        527       34         --       --        375       32
-----------------------------------------------------------------------------------------------------------
                                  140      442      1,147    1,651        454      665      9,376    2,564
-----------------------------------------------------------------------------------------------------------
Shares redeemed                (3,485)    (137)    (4,753)    (137)    (2,082)     (96)    (2,938)    (140)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)        (3,345)     305     (3,606)   1,514     (1,628)     569      6,438    2,424
-----------------------------------------------------------------------------------------------------------

M- 346   MainStay VP Series Fund, Inc.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-598-2019 and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Funds are required to file with the SEC its proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-598-2019 or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Forms N-Q will be available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-598-2019. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                 www.mainstayfunds.com    M- 347

DIRECTORS AND OFFICERS

The following are the Directors and Officers of MainStay VP Series Fund, Inc., together with a brief description of their principal occupations during the past five years.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Directors.

The business address of each Director and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY DIRECTOR  HELD BY DIRECTOR
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*
        GARY E.           Chairman and Chief     Chief Executive Officer, Chairman, and             57           None
        WENDLANDT         Executive Officer      Manager, New York Life Investment
        10/8/50           since 2002 and         Management LLC (including predecessor
                          Director since 2001    advisory organizations) and New York
                                                 Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC;
                                                 Chairman, McMorgan & Company LLC;
                                                 Madison Capital Funding LLC, NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 President, Eclipse Funds; Eclipse Funds
                                                 Inc.; Chairman, President and Chief
                                                 Executive Officer, and Trustee, The
                                                 MainStay Funds (20 portfolios).
        -------------------------------------------------------------------------------------------------------------------------
        ANNE F. POLLACK   President since 1990   Senior Vice President and Chief                    21           Community
        11/7/55           and Director since     Investment Officer, New York Life                               Preservation
                          1989                   Insurance Company; Senior Vice                                  Corporation (Not
                                                 President, Chief Investment Officer, and                        for Profit)
                                                 Manager, NYLIFE LLC; Senior Vice                                since 2002; Coro
                                                 President and Director, New York Life                           New York
                                                 Insurance and Annuity Corporation and                           Leadership
                                                 NYLIFE Insurance Company of Arizona;                            Center (Not for
                                                 Senior Vice President, Chief Investment                         Profit) since
                                                 Officer, and Manager, New York Life                             December 2004
                                                 International, LLC; Director, NYLIFE
                                                 Securities Inc.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT D. ROCK    Vice President since   Senior Vice President, New York Life               21           None
        12/16/54          1985 and Director      Insurance Company; Senior Vice
                          since 1984             President, Chief Investment Officer, and
                                                 Director, New York Life Insurance and
                                                 Annuity Corporation and NYLIFE Insurance
                                                 Company of Arizona; Senior Vice
                                                 President and Manager, NYLIFE
                                                 Distributors LLC; Senior Vice President,
                                                 NYLIFE Securities Inc.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Directors are considered to be interested persons of the Company within the meaning of the Investment Company Act of 1940 because of their affiliation with New York Life Insurance Company, New York Life Insurance and Annuity Corporation, NYLIFE LLC, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years."

M- 348   MainStay VP Series Fund, Inc.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY DIRECTOR  HELD BY DIRECTOR
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS
        MICHAEL J. DRABB  Director since 1994    Retired. Executive Vice President,                 21           Director, MONY
        10/4/33                                  O'Brien Asset Management (1993 to 1999).                        Series Fund Inc.
                                                                                                                 (7 portfolios);
                                                                                                                 Director, New
                                                                                                                 York Life
                                                                                                                 Settlement
                                                                                                                 Corporation
        -------------------------------------------------------------------------------------------------------------------------
        JILL FEINBERG     Director since 1995    President, Jill Feinberg & Company, Inc.           21           Director, New
        4/14/54                                  (special events and meeting planning                            York Life
                                                 firm).                                                          Settlement
                                                                                                                 Corporation
        -------------------------------------------------------------------------------------------------------------------------
        DANIEL HERRICK    Director since 1983    Retired. Treasurer and Executive                   21           None
        12/1/20                                  Officer, National Gallery of Art (1985
                                                 to 1995).
        -------------------------------------------------------------------------------------------------------------------------
        ROMAN L. WEIL     Director since 1994    V. Duane Rath Professor of Accounting,             21           None
        5/22/40                                  Graduate School of Business, University
                                                 of Chicago; President, Roman L. Weil
                                                 Associates, Inc. (consulting firm).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER,  Director since 1997;   Retired. Managing Director of Salomon              21           None
        JR.               Lead Independent       Brothers, Inc. (1981 to 1995).
        10/22/41          Director since July
                          2005
        -------------------------------------------------------------------------------------------------------------------------
                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST FIVE YEARS                    OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT DIRECTORS
        MICHAEL G. GALLO  Executive Vice         Senior Vice President, New York Life               21           None
        1/1/55            President since        Insurance Company.
                          February 2005
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  57           None
        ANSELMI           since 2003             Counsel and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC;
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer, The
                                                 MainStay Funds, Eclipse Funds, and
                                                 Eclipse Funds Inc.
        -------------------------------------------------------------------------------------------------------------------------

                                                 www.mainstayfunds.com    M- 349

                                                                                              NUMBER OF
                          POSITION(S) HELD WITH                                               PORTFOLIOS           OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                      IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                       OVERSEEN BY OFFICER  HELD BY OFFICER
        --------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT DIRECTORS
        JEFFREY J.        Vice President,        Managing Director of Fund Accounting and             63           None
        GABOURY           Treasurer, and Chief   Administration, New York Life Investment
        10/23/68          Financial and          Management LLC (since December 2004);
                          Accounting Officer     Manager, NYLIM Service Company LLC (since
                          since 2005             March 2005); Executive Vice President, New
                                                 York Life Trust Company (since February
                                                 2005); Vice President, Treasurer, and Chief
                                                 Financial Officer, The MainStay Funds
                                                 (since May 2005) and Eclipse Funds and
                                                 Eclipse Funds Inc. (since June 2005);
                                                 Treasurer and Principal Financial Officer,
                                                 McMorgan Funds; Director of Fund
                                                 Administration, Investors Bank & Trust
                                                 Company (1995 to 2004).
        --------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment                   57           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice President--
                                                 Administration, Eclipse Funds, Eclipse
                                                 Funds Inc., and The MainStay Funds (since
                                                 June 2005).
        --------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--       Managing Director and Chief Compliance               57           None
        MICUCCI           Compliance since       Officer, New York Life Investment
        12/16/65          September 2004         Management LLC (June 2003); Vice
                                                 President--Compliance, The MainStay Funds,
                                                 Eclipse Funds, and Eclipse Funds Inc.;
                                                 Senior Managing Director--Compliance,
                                                 NYLIFE Distributors; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September 2002
                                                 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August 2002)
        --------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since        Managing Director and Associate General              57           None
        MORRISON          September 2004         Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Secretary, The MainStay Funds, Eclipse
                                                 Funds and Eclipse Funds Inc.; Managing
                                                 Director and Secretary, NYLIFE Distributors
                                                 LLC; Chief Legal Officer--Mutual Funds and
                                                 Vice President and Corporate Counsel, The
                                                 Prudential Insurance Company of America
                                                 (2000 to June 2004).
        --------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance              57           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc., and NYLIFE
                                                 Distributors LLC; Tax Vice President, New
                                                 York Life International, LLC; Vice
                                                 President--Tax, Eclipse Funds, Eclipse
                                                 Funds Inc., and The MainStay Funds.
        --------------------------------------------------------------------------------------------------------------------------

M- 350   MainStay VP Series Fund, Inc.

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), initially review and approve the fund's investment advisory agreements.

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENTS

At a meeting held on February 22, 2005, the Board of Directors of the Fund (the "Board") considered the approval of a management agreement between the Fund, on behalf of the MainStay VP Floating Rate Portfolio and MainStay VP Balanced Portfolio (the "Portfolios") and NYLIM (the "Management Agreement"). In reaching its decision to approve the Management Agreement, the Independent Directors, who were advised by independent legal counsel, and the Board as a whole considered the following factors and reached the conclusions described below.

The Board examined the nature, extent and quality of the services that NYLIM provides to the Portfolios. The Board considered the benefit to policy owners of investing in Portfolios that are part of a family of funds offering a variety of types of mutual funds and administrative services. The Board also considered NYLIM's experience in providing management and investment advisory services to individuals, pension, corporate and trust accounts, including approximately 35 mutual funds (not including the Portfolios), and the fact that NYLIM managed approximately $192 billion in assets as of June 30, 2005. The Board further considered the experience level and tenure of the NYLIM portfolio management team. Based upon this and other information, the Board determined that NYLIM has the experience, resources and personnel to perform its obligations under the Management Agreement.

Since the Portfolios are new, they do not have performance information. As a result, the Board considered the performance track records of the MainStay Floating Rate Fund and MainStay Balanced Fund, that are retail mutual funds that the Portfolios were modeled after. While aware that past performance is not necessarily indicative of future results, the Board concluded that the historical performance of the other accounts, including retail mutual funds, advised by NYLIM compared favorably in relation to similar portfolios, and that it was reasonable to believe that NYLIM would provide satisfactory performance in the future.

In evaluating the Portfolios' management fees, the Board considered information provided by NYLIM on fees that NYLIM charges other mutual funds. The Board also considered comparative data provided by Morningstar, an independent third-party service provider, on the fees charged by comparable funds. Based upon this and other information, the Board determined that the fee and expense ratios of the Portfolios were reasonable given the quality of services expected to be provided and were comparable to the fee and expense ratios of other funds with similar investment objectives.

The Board reviewed information from NYLIM regarding the estimated profitability realized by NYLIM. The Board also reviewed information from NYLIM illustrating the expenses allocated by NYLIM to each Portfolio.

The Board considered whether there is a potential for the realization of economies of scale. The Directors considered the relative advantages and disadvantages of a management fee with breakpoints versus a flat management fee. The Board noted that since the Portfolios were new it was difficult to know when or how fast such economies would develop. The Board concluded that a flat fee was appropriate until the Portfolios reached appropriate asset levels at which time the Board would consider implementing breakpoints.

Based on their evaluation of all material factors, the Board concluded that the management fee structure was fair and reasonable and that each Portfolio was paying a competitive fee for the services provided.

BOARD CONSIDERATION AND APPROVAL OF SUBADVISORY AGREEMENTS

At a meeting held on June 15, 2005, the Board of Directors of the Fund (the "Board") considered the approval of an Interim Subadvisory Agreement and Subadvisory Agreement (the "Agreements") with respect to the MainStay VP Growth Portfolio ("Portfolio"). In reaching its decision to approve the Agreements, the Independent Directors, who were advised by independent legal counsel, and the Board as a whole considered the following factors and reached the conclusions described below.

The Board considered NYLIM's rationale for proposing that Winslow Capital Management Inc. ("Winslow") replace Eagle Asset Management, Inc. ("Eagle") as subadvisor to the Portfolio. The Board noted that the performance for the Portfolio had been sub-par in recent years under Eagle's management. The Board also took into consideration information provided by NYLIM on Winslow's performance in managing the FMI Winslow Growth Fund -- whose investment objective is similar to that of the Portfolio -- noting that it compared favorably to the peer funds. In addition, the Board considered that the new sub-advisory relationship would provide an opportunity for the Portfolio to continue to be managed in a manner substantially consistent with its existing investment style. The Board further considered the experience level and tenure of the Winslow portfolio management team. The Board concluded that these factors supported NYLIM's recommendation that Winslow serve as the Portfolio's new subadvisor.

The Board also considered the proposed sub-advisory fee rate payable by NYLIM to Winslow under the Agreements. The Board noted that the sub-advisory fee arrangement between NYLIM and Winslow included breakpoints based on the aggregation of assets of all NYLIM-managed registered investment companies sub-advised by Winslow.

                                                 www.mainstayfunds.com    M- 351

Due to this aggregation feature and the asset levels of the other NYLIM-managed investment products sub-advised by Winslow, the Winslow sub-advisory fee with respect to the Portfolio already would be subject to a breakpoint discount. The Board considered that NYLIM proposed to share equally any benefits it achieves from the aggregate breakpoints in the Winslow sub-advisory fee schedule with the Portfolio. The Board also compared Winslow's proposed sub-advisory fee rate with the sub-advisory fee rates applicable to other similar funds in the NYLIM Fund Complex. Based on these considerations, the Board concluded that Winslow's proposed sub-advisory fee rates under the Agreements were reasonable in comparison to other sub-advisory fee rates.

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by Eagle under the former subadvisory agreement and those that would be provided to the Portfolio by Winslow under the Agreements, noting that the nature and extent of services under the former agreement and the Agreements were substantially similar. The Board also requested and considered information regarding the nature and extent of services provided by Winslow to another mutual fund managed by NYLIM under an existing sub-advisory agreement, and NYLIM's representation that those services would be provided to the Portfolio by Winslow under the Agreements. The Board concluded that the Portfolio was likely to benefit from the nature and extent of services to be provided to the Portfolio by Winslow under the Agreements.

With respect to the quality of services to be provided under the Agreements, the Board considered, among other things, the background and experience of Winslow's senior management and the expertise of, and amount of attention expected to be given to the Portfolio by, investment analysts and both junior and senior investment personnel of Winslow. The Board noted that Winslow manages approximately $800 million in total assets under management, of which approximately $200 million is institutional large cap growth assets that continue to grow. The Board also reviewed the qualifications, background and responsibilities of the team members primarily responsible for day-to-day portfolio management services for the Portfolio. The Board concluded that it was satisfied with the quality of the investment sub-advisory services anticipated to be provided to the Portfolio by Winslow, and that there was a reasonable basis on which to conclude that the quality of investment sub-advisory services to be provided by Winslow under the Agreements should equal or exceed the quality of investment sub-advisory services provided by Eagle under the former agreement.

The Board received and considered information about the Portfolio's historical performance and noted that the Portfolio's performance, over the one- and three-year periods, trailed its peer group average. In addition, the Board received and considered information about the performance of the MainStay Large Cap Growth Fund (formerly the FMI Winslow Growth Fund). The Board noted that, for the three- and five-year periods ending March 31, 2005, the MainStay Large Cap Growth Fund and its predecessor outperformed both the Portfolio and the Russell 1000 Growth Index and ranked in the top quartile of the Lipper variable product large cap growth category. While aware that past performance is not necessarily indicative of future results, the Board concluded that the historical performance of registered investment companies and institutional accounts advised by Winslow compared favorably in relation to similar portfolios, and that it was reasonable to believe that Winslow would provide satisfactory performance in the future.

Because the engagement of Winslow is new, there is no historical profitability with regard to its arrangements with the Portfolio. The Board considered that any projection of profitability would be uncertain, given that such a projection would depend on many assumptions which are, by their nature, speculative. Accordingly, the Board did not consider Winslow's anticipated profitability in determining whether to approve the Agreements.

The Board received and considered information about the potential of both NYLIM and Winslow to experience economies of scale as the Portfolio grows in size. The Board noted that NYLIM's advisory fee rate and Winslow's proposed sub-advisory fee rate contain breakpoints and, accordingly, each reflects the potential to share economies of scale. Even though the asset levels at which breakpoints were provided in the sub-advisory fee rate did not directly correspond to the asset levels at which breakpoints were provided in the advisory fee rate, the Board concluded that the breakpoint structure and levels established the potential for the sharing of economies of scale among NYLIM, Winslow and the Portfolio as the Portfolio grows.

The Board considered potential "fall-out" or ancillary benefits anticipated to be received by Winslow as a result of Winslow's relationship with the Portfolio. Such benefits are expected to include benefits attributable to the Portfolio's relationship with Winslow (such as soft-dollar credits, which are credits obtained with portfolio brokerage commissions that are used to purchase research products and services from brokers) and benefits potentially derived from an increase in Winslow's business as a result of Winslow's relationship with the Portfolio (such as the ability to market to other prospective clients). The Board concluded that other ancillary benefits that Winslow could be expected to receive with regard to providing investment advisory and other services to the Portfolio, such as those noted above, were not unreasonable.

Considering all of these factors, the Board approved the selection of Winslow as sub-adviser and concluded that the sub-advisory fees to be paid to Winslow were reasonable.

M- 352   MainStay VP Series Fund, Inc.

DIRECTORS AND OFFICERS*

GARY E. WENDLANDT
Chairman, Chief Executive Officer and Director

ANNE F. POLLACK
President and Director

MICHAEL J. DRABB
Director

JILL FEINBERG
Director

DANIEL HERRICK
Director

ROBERT D. ROCK
Director and Vice President

ROMAN L. WEIL
Director

JOHN A. WEISSER, JR.
Director

MICHAEL G. GALLO
Executive Vice President

ROBERT A. ANSELMI
Chief Legal Officer

JEFFREY J. GABOURY
Treasurer, Chief Financial and Accounting Officer

MARGUERITE E. H. MORRISON
Secretary

ALISON H. MICUCCI
Vice President--Compliance

RICHARD W. ZUCCARO
Vice President--Tax

SCOTT T. HARRINGTON
Vice President--Administration

INVESTMENT ADVISER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Some Portfolios may not be available in all products.
 * As of June 30, 2005.
** An affiliate of New York Life Investment Management LLC.

SUBADVISORS

MACKAY SHIELDS LLC**

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

THE DREYFUS CORPORATION

EAGLE ASSET MANAGEMENT, INC.

LORD, ABBETT & CO., LLC

ADMINISTRATOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

DISTRIBUTOR

NYLIFE DISTRIBUTORS LLC

CUSTODIAN

INVESTORS BANK & TRUST COMPANY

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP

LEGAL COUNSEL

DECHERT LLP

                                                 www.mainstayfunds.com    M- 353

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

                                   FORM N-CSR

ITEM 2. CODE OF ETHICS.

            Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

            Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5. AUDITED COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

            The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

            Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

            Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) (1) The Code of Ethics referenced in Item 2 of this report was filed as an Exhibit to the report filed on March 10, 2004, accession number 0000950123-00311 and is hereby incorporated by reference.

(a)(2) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed as exhibits to this filing.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as exhibits to this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP SERIES FUND, INC.

By:   /s/ Gary E. Wendlandt
      --------------------------------------
      GARY E. WENDLANDT
      CHAIRMAN

Date: September _2_, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Gary E. Wendlandt
      --------------------------------------
      GARY E. WENDLANDT
      CHAIRMAN

Date: September _2_, 2005

By:   /s/ Jeffrey J. Gaboury
      --------------------------------------
      JEFFREY J. GABOURY
      TREASURER AND
      CHIEF FINANCIAL AND ACCOUNTING OFFICER

Date: September _2_, 2005

                                  EXHIBIT INDEX

(a)(1) The Code of Ethics referenced in Item 2 of this report was filed as an Exhibit to the report filed on March 10, 2004, accession number 0000950123-00311 and is hereby incorporated by reference.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.